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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05309

First American Investment Funds, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi  800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:   September 30

Date of reporting period:  September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

2005 Annual Report

First American Index Funds

An index fund is a mutual fund that seeks to mirror, as closely as possible, the returns of a market index. It does so by purchasing almost all of the holdings in the index in roughly the same percentages. An equity index measures the collective value of a group of stocks in a specific segment of the marketplace. The most commonly known market index is the S&P 500 Index.

Message to Shareholders	1
Report of Independent Registered Public Accounting Firm	11
Schedule of Investments	12
Statements of Assets and Liabilities	42
Statements of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	46
Notes to Financial Statements	52
Notice to Shareholders	60

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS  November 14, 2005

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended September 30, 2005.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

/s/ Virginia L. Stringer	/s/ Thomas S. Schreier, Jr.

Virginia L. Stringer	Thomas S. Schreier, Jr.
Chairperson of the Board	President
First American Investment Funds, Inc.	First American Investment Funds, Inc.

FIRST AMERICAN FUNDS Annual Report 2004

1

Equity Index fund

Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index ("S&P 500 Composite Index")

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Equity Index Fund (the "fund"), Class Y shares, returned 11.92% for the fiscal year ended September 30, 2005 (Class A shares returned 11.69% without taking the sales charge into account). By comparison, the fund's benchmark, the S&P 500 Composite Index*, returned 12.25% for the same period.

How did general economic and market conditions affect performance?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004. The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. The energy sector proved a standout, making the most substantial contribution to the fund's performance.

While stocks in general were up in excess of their long-term historical averages, mid- and small-capitalization stocks generally outperformed large-capitalization stocks as they were more leveraged to the growing economy. The S&P 500 Composite Index, constructed of large-cap stocks, lagged somewhat behind the mid- and small- cap indices but still experienced positive returns of more than 12%.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

Fund Overview

The fund is invested to replicate the S&P 500 Composite Index as closely as possible with consideration to turnover costs and fees. As a result, the fund performed very similarly to the index. The index includes 500 leading companies in the leading industries of the U.S. economy and covers about 75% of the dollar value of all traded stocks in the U.S. market.

During the fiscal year, Standard & Poor's modified its methodology: rather than counting all shares outstanding of a particular stock, the index now counts only the freely traded "float" shares outstanding. Since insiders often have significant impediments to trading even if the stock appears over or undervalued, tracking holdings of independent investors (i.e., noninsiders) allows the index to better reflect the consensus judgment of the potential benefit of holding a specific company's stock.

Like the index, the fund benefited from strong performance by the energy sector, which had a total return of 48%. Of the 29 company stocks currently in the energy sector, seven more than doubled in price and none had a total return of less than 24%. In keeping with the developments in the energy market, the small utilities sector rose 39%, primarily on the performance of independent power producers.

Last year's top performer, the consumer discretionary sector, proved the largest detractor from performance during this fiscal period, with a total return of 5% for the year. Although the economy was growing steadily and consumer spending remained robust, the sector was weakened chiefly because it contained two of the three worst performing industries, automobiles and auto components (the third was leisure equipment and products).

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Exxon Mobil	3.6%
General Electric	3.2%
Microsoft	2.1%
Citigroup	2.1%
Pfizer	1.7%
Johnson & Johnson	1.7%
Bank of America	1.5%
American International Group	1.4%
Intel	1.4%
Altria Group	1.4%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Financials	19.7%
Information Technology	15.6%
Heath Care	13.0%
Industrials	11.1%
Consumer Discretionary	10.1%
Energy	10.1%
Consumer Staples	9.6%
Utilities	3.5%
Telecommunication Services	3.0%
Materials	2.9%
Short Term Investments	1.5%
Other Assets and Liabilities, Net	(0.1)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

2

Equity Index fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	5.54%	(3.11)%	8.25%	-	-
Class B	5.86%	(3.10)%	8.06%	-	-
Class C	9.84%	(2.75)%	-	(0.37)%	-
Average annual return without sales charge (NAV)
Class A	11.69%	(2.00)%	8.86%	-	-
Class B	10.86%	(2.73)%	8.06%	-	-
Class C	10.84%	(2.75)%	-	(0.37)%	-
Class R	11.38%	-	-	-	6.31%
Class Y	11.92%	(1.76)%	9.13%	-	-
S&P 500 Composite Index[2]	12.25%	(1.49)%	9.49%	1.00%	7.00%

Value of $10,000 Investment1, 3  as of September 30, 2005

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index of large-capitalization stocks that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

The charts above illustrate the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/1995 to 9/30/2005) as compared to the S&P 500 Composite Index.2

FIRST AMERICAN FUNDS Annual Report 2005

3

Equity Index fund continued

Expense Example

As a shareholder of the Equity Index Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,047.60	$3.18
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.14
Class B Actual[2]	$1,000.00	$1,043.80	$7.02
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.93
Class C Actual[2]	$1,000.00	$1,043.60	$7.02
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.93
Class R Actual[2]	$1,000.00	$1,046.00	$4.46
Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.41
Class Y Actual[2]	$1,000.00	$1,048.40	$1.90
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	$1.88

1 Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2 Based on the actual returns for the six months ended September 30, 2005: 4.76% for Class A, 4.38% for Class B, 4.36% for Class C, 4.60% for Class R, and 4.84% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

4

Mid Cap Index fund

Investment Objective: to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index ("S&P MidCap 400 Index")

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Mid Cap Index Fund (the "fund"), Class Y shares, returned 21.82% for the fiscal year ended September 30, 2005 (Class A shares returned 21.43% without taking the sales charge into account). By comparison, the fund's benchmark, the S&P MidCap 400 Index*, returned 22.16% for the same period.

How did general economic and market conditions affect performance?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004. The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. The energy sector proved a standout, making the most substantial contribution to the fund's performance.

While stocks in general were up in excess of their long-term historical averages, the fund benefited from the fact that mid- and small-capitalization stocks generally outperformed large-capitalization stocks as they were more leveraged to the growing economy. The S&P MidCap 400 Index, constructed of stocks in the middle range of company size (companies with market capitalizations between $1.5 billion to $5 billion) reflected this performance, returning more than 22% for the fiscal year.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

Fund Overview

The fund is invested to replicate the S&P MidCap 400 Index closely before fees, while attempting to reduce turnover costs. As a result, the fund performed very similarly to that index. The index includes stocks that reflect the risk and return characteristics of the broader mid-cap universe. Mid-cap stocks are now being recognized as an independent asset class and the capitalization range of this index covers about 10% of the U.S. equities market.

During the fiscal year, the largest contributor to performance for the fund was the energy sector, which had, on an average, a weighting of 9% and a total return of 61%. Other contributors to the fund's performance were the consumer staples and utilities sectors, which performed better than the overall index.

The telecommunications sector, in which the fund had a small position, experienced the worst overall performance, falling 2.5% during the fiscal year.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Legg Mason	1.1%
Peabody Energy	1.0%
Whole Foods Market	0.8%
SanDisk	0.8%
Noble Energy	0.8%
Lennar	0.7%
Pioneer Natural Resources	0.7%
Fidelity National Financial	0.7%
Questar	0.7%
ENSCO International	0.7%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Financials	17.9%
Consumer Discretionary	15.6%
Information Technology	14.6%
Industrials	13.4%
Health Care	12.0%
Utilities	8.0%
Energy	7.7%
Materials	5.7%
Consumer Staples	3.3%
Short Term Investments	1.6%
Telecommunication Services	0.5%
Other Assets and Liabilities, Net	(0.3)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

5

Mid Cap Index fund continued

Annual Performance1  as of September 30, 2005

			Since Inception
	1 year	5 year	11/04/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	14.75%	4.79%	8.93%	-	-
Class B	15.57%	4.92%	9.09%	-	-
Class C	19.60%	-	-	-	13.91%
Average annual return without sales charge (NAV)
Class A	21.43%	5.99%	9.97%	-	-
Class B	20.57%	5.25%	9.20%	-	-
Class C	20.60%	-	-	-	13.91%
Class R	21.09%	-	-	7.63%	-
Class Y	21.82%	6.27%	10.24%	-	-
S&P MidCap 400 Index[2]	22.16%	7.05%	11.17%	8.73%	15.69%

Value of $10,000 Investment1, 3  as of September 30, 2005

The charts above illustrate the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 11/4/1999 to 9/30/2005) as compared to the S&P MidCap 400 Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the Mid Cap Index Fund became the successor by merger to the Firstar MidCap Index Fund, a series of the Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MidCap Index Fund.

2  An unmanaged, capitalization-weighted index that represents the aggregate market value of the common equity of 400 companies chosen by Standard & Poor's with a median capitalization of approximately $700 million to measure the performance of the mid-range sector of the U.S. stock market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

6

Mid Cap Index fund continued

Expense Example

As a shareholder of the Mid Cap Index Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,091.20	$3.93
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class B Actual[2]	$1,000.00	$1,087.60	$7.85
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59
Class C Actual[2]	$1,000.00	$1,087.30	$7.85
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59
Class R Actual[2]	$1,000.00	$1,089.60	$5.24
Class R Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.05
Class Y Actual[2]	$1,000.00	$1,092.40	$2.62
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

1 Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75%, 1.50%, 1.50%, 1.00% and 0.50% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2 Based on the actual returns for the six months ended September 30, 2005: 9.12% for Class A, 8.76% for Class B, 8.73% for Class C, 8.96% for Class R, and 9.24% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

7

Small Cap Index fund

Investment Objective: to provide investment results that correspond to the performance of the Russell 2000 Index

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Small Cap Index Fund (the "fund"), Class Y shares, returned 16.93% for the fiscal year ended September 30, 2005 (Class A shares returned 17.08% without taking the sales charge into account). By comparison, the fund's benchmark, the Russell 2000 Index*, returned 17.95% for the same period.

How did general economic and market conditions affect performance?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004. The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. The energy sector proved a standout, making the most substantial contribution to the fund's performance.

While stocks in general were up in excess of their long-term historical averages, the fund benefited from the fact that mid- and small-capitalization stocks generally outperformed large-capitalization stocks as they were more leveraged to the growing economy. The Russell 2000 Index, constructed of small-cap stocks, reflected this performance, returning more than 17% for the fiscal year.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

Fund Overview

The fund is invested to replicate the Russell 2000 Index as closely as possible with consideration to turnover costs and fees. The index includes the traded shares of U.S. companies ranked 1,001 through 3,000 in size, thereby skipping large- and mid-capitalization names in the list of investable companies. When Russell "re-constitutes" its list to reflect changes in company size (in late June of each year), the index incurs turnover in excess of 25%.

Unlike the index, the fund must pay transactions costs to adjust its holdings. From these costs – and from management's efforts to reduce them by updating holdings at slightly different dates than other index managers were selling and buying the same names – the fund's performance lagged slightly behind the index.

The fund's 6% weighting in the energy sector helped it take advantage of a very strong performance in that area. During the fiscal year, the sector rose 74%, with many of the smaller, independent producers more than doubling in price. The fund also benefited from exposure to industrials, with a 14% weighting, mainly due to the strong performance of the construction and engineering industries.

Last year's top performer, the consumer discretionary sector, proved the largest detractor from performance during this fiscal period, with a total return of 10.5% for the year. Although the economy was growing steadily and consumer spending remained robust, the sector was weakened chiefly because it contained two of the three worst performing industries, automobiles and auto components (the third was leisure equipment and products).

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Cimarex Energy	0.3%
Amylin Pharmaceuticals	0.3%
Cabot Oil & Gas	0.2%
Intuitive Surgical	0.2%
Cal Dive International	0.2%
Frontier Oil	0.2%
York International	0.2%
Eagle Materials	0.2%
Vertex Pharmaceuticals	0.2%
Jarden	0.2%
Sector Allocation as of September 30, 2005[1] (% of net assets)
Financials	21.4%
Information Technology	17.9%
Industrials	14.9%
Consumer Discretionary	14.1%
Heath Care	12.8%
Energy	6.6%
Materials	4.7%
Consumer Staples	2.8%
Utilities	2.7%
Telecommunication Services	1.3%
Short Term Investments	0.7%
Other Assets and Liabilities, Net	0.1%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

8

Small Cap Index fund continued

Annual Performance1  as of September 30, 2005

			Since Inception
	1 year	5 years	12/30/1998	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	10.63%	6.40%	8.03%	-	-
Class B	10.82%	-	-	6.92%	-
Class C	14.84%	-	-	-	12.96%
Average annual return without sales charge (NAV)
Class A	17.08%	7.61%	8.93%	-	-
Class B	15.82%	-	-	7.24%	-
Class C	15.84%	-	-	-	12.96%
Class R	16.45%	7.44%	8.75%	-	-
Class Y	16.93%	7.81%	9.12%	-	-
Russell 2000 Index[2]	17.95%	6.44%	8.81%	8.18%	15.51%

Value of $10,000 Investment1, 3  as of September 30, 2005

The charts above illustrate the total value of an assumed $10,000 investment in the funds Class A and Class Y shares (from 12/30/1998 to 9/30/2005) as compared to the Russell 2000 Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the Small Cap Index Fund became the successor by merger to the Firstar Small Cap Index Fund, a series of the Firstar Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Small Cap Index Fund. The Firstar Small Cap Index Fund was organized on December 11, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

2  An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

9

Small Cap Index fund continued

Expense Example

As a shareholder of the Small Cap Index Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,085.70	$4.60
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46
Class B Actual[2,3]	$1,000.00	$1,081.40	$8.50
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.24
Class C Actual[2,3]	$1,000.00	$1,081.50	$8.50
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.24
Class R Actual[2,3]	$1,000.00	$1,085.20	$5.91
Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72
Class Y Actual[2,3]	$1,000.00	$1,087.00	$3.29
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19

1 Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.88%, 1.63%, 1.63%, 1.13% and 0.63% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2 Based on the actual returns for the six months ended September 30, 2005: 8.57% Class A, 8.14% Class B, 8.15% Class C, 8.52% Class R, and 8.70% for Class Y, respectively.

3 Prior to July 1, 2005 the contractual limitation on annual expenses was 0.93%, 1.68%, 1.68%, 1.18%, and 0.68% for Class A, Class B, Class C, Class R, and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for Class A, Class B, Class C, Class R, and Class Y was lowered to 0.83%, 1.58%, 1.58%, 1.08%, and 0.58%, respectively. If this new limitation had been in place during the entire period, actual and hypothetical ending account balances would have been $1,085.96 and $1,020.91 for Class A, $1,081.66 and $1,017.15 for Class B, $1,081.76 and $1,017.15 for Class C, $1,085.46 and $1,019.65 for Class R, and $1,087.26 and $1,022.16 for Class Y, and the actual and hypothetical expenses paid during the period would have been approximately $4.34 and $4.20 for Class A, $8.24 and $7.99 for Class B, $8.24 and $7.99 for Class C, $5.65 and $5.47 for Class R, and $3.03 and $2.94 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

10

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Equity Index, Mid Cap Index, and Small Cap Index Funds (series of First American Investment Funds, Inc.) (the "funds") as of September 30, 2005, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Mid Cap Index and Small Cap Index Funds for the periods presented through October 31, 2000, were audited by other auditors whose report dated December 29, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designating audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the funds listed above of the First American Investment Funds, Inc. at September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated herein in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 18, 2005

FIRST AMERICAN FUNDS Annual Report 2005

11

Schedule of Investments September 30, 2005

Equity Index Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.6%
Consumer Discretionary – 10.1%
AutoNation* (a)	36,590	$731
Autozone*	13,254	1,103
Bed Bath & Beyond*	59,503	2,391
Best Buy	86,529	3,767
Big Lots* (a)	23,098	254
Black & Decker	15,719	1,290
Brunswick	18,613	702
Carnival (a)	101,533	5,075
Centex (a)	25,324	1,635
Circuit City Stores	41,375	710
Clear Channel Communications	95,365	3,137
Coach*	75,306	2,362
Comcast, Class A* (a)	445,645	13,093
Cooper Tire & Rubber	12,929	197
D.R. Horton	53,920	1,953
Dana (a)	30,366	286
Darden Restaurants	27,909	848
Delphi	114,633	316
Dillards, Class A	14,252	298
Dollar General (a)	60,055	1,101
Dow Jones & Company	14,122	539
Eastman Kodak (a)	56,661	1,379
Family Dollar Stores	33,838	672
Federated Department Stores	53,514	3,578
Ford Motor (a)	371,866	3,667
Fortune Brands	28,725	2,336
Gannett (a)	50,184	3,454
Gap	123,951	2,160
General Motors (a)	114,260	3,497
Genuine Parts	34,608	1,485
Goodyear Tire & Rubber* (a)	35,553	554
Harley-Davidson	58,672	2,842
Harrah's Entertainment	31,512	2,054
Hasbro	31,797	625
Hilton Hotels	75,458	1,684
Home Depot (a)	437,526	16,687
International Game Technology (a)	69,000	1,863
Interpublic Group of Companies* (a)	84,361	982
J.C. Penney	53,312	2,528
Johnson Controls	37,496	2,327
Jones Apparel Group	24,349	694
KB HOME (a)	15,656	1,146
Knight-Ridder (a)	13,733	806
Kohl's* (a)	62,453	3,134
Leggett & Platt	37,737	762
Limited	71,922	1,469
Liz Claiborne (a)	21,714	854
Lowe's (a)	153,891	9,911
Marriott International, Class A (a)	40,271	2,537
Mattel (a)	81,925	1,367
Maytag (a)	16,242	297
McDonald's (a)	252,258	8,448
McGraw-Hill (a)	75,652	3,634
New York Times, Class A	29,575	880
Newell Rubbermaid (a)	54,258	1,229
News	523,110	8,155
Nike, Class B (a)	41,949	3,426
Nordstrom	43,596	1,496
Office Depot* (a)	61,244	1,819
Officemax	13,316	422
Omnicom Group (a)	37,431	3,130
Pulte	47,080	2,021
RadioShack	28,263	701
Reebok International	11,933	675

Equity Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Sears* (a)	20,660	$2,571
Sherwin Williams (a)	30,372	1,338
Snap-On	11,538	417
Stanley Works (a)	16,419	766
Staples (a)	149,051	3,178
Starbucks* (a)	79,976	4,007
Starwood Hotels & Resorts Worldwide (a)	40,820	2,334
Target (a)	178,575	9,273
Tiffany & Company	29,181	1,161
Time Warner (a)	931,138	16,863
TJX	95,054	1,947
Tribune (a)	59,311	2,010
Univision Communications, Class A* (a)	51,773	1,374
V.F. (a)	17,498	1,014
Viacom, Class B (a)	327,178	10,800
Visteon*	26,057	255
Walt Disney (a)	404,173	9,753
Wendy's International	22,437	1,013
Whirlpool (a)	13,258	1,005
Yum! Brands	57,664	2,792
		229,046
Consumer Staples – 9.6%
Alberto-Culver, Class B	16,946	758
Albertson's	74,582	1,913
Altria Group	413,621	30,488
Anheuser-Busch (a)	158,300	6,813
Archer-Daniels-Midland	123,753	3,052
Avon Products	93,416	2,522
Brown-Forman, Class B	9,846	586
Campbell Soup	55,814	1,660
Clorox (a)	30,623	1,701
Coca-Cola	432,631	18,685
Coca-Cola Enterprises	47,507	926
Colgate-Palmolive (a)	105,732	5,582
ConAgra Foods (a)	104,873	2,596
Constellation Brands, Class A* (a)	33,200	863
Costco Wholesale (a)	99,260	4,277
CVS (a)	158,520	4,599
General Mills (a)	66,015	3,182
Gillette	191,880	11,167
H.J. Heinz	69,550	2,541
Hershey Foods (a)	43,274	2,437
Kellogg	57,352	2,646
Kimberly-Clark	95,057	5,659
Kroger*	146,178	3,010
McCormick	27,600	901
Molson Coors Brewing (a)	15,666	1,003
Pepsi Bottling (a)	38,883	1,110
PepsiCo	336,660	19,092
Procter & Gamble (a)	492,488	29,283
Reynolds American (a)	17,150	1,424
Safeway (a)	90,595	2,319
Sara Lee (a)	156,284	2,962
SUPERVALU	26,471	824
Sysco (a)	132,130	4,145
Tyson Foods, Class A	50,150	905
UST (a)	33,476	1,401
Walgreen (a)	203,512	8,843
Wal-Mart Stores (a)	520,667	22,816
Wrigley, William Jr.	33,203	2,387
		217,078
Energy – 10.1%
Amerada Hess (a)	16,049	2,207
Anadarko Petroleum (a)	47,624	4,560
Apache	66,318	4,988

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

12

Equity Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Baker Hughes (a)	68,876	$4,111
BJ Services (a)	65,436	2,355
Burlington Resources	77,894	6,334
ChevronTexaco (a)	453,961	29,385
ConocoPhillips	281,328	19,668
Devon Energy (a)	95,722	6,570
El Paso (a)	130,237	1,810
EOG Resources (a)	48,442	3,628
Exxon Mobil (a)	1,279,042	81,270
Halliburton (a)	102,195	7,002
Kerr-McGee	23,525	2,285
Kinder Morgan (a)	19,226	1,849
Marathon Oil	70,678	4,872
Murphy Oil	31,340	1,563
Nabors Industries*	29,560	2,123
National-Oilwell Varco* (a)	34,765	2,288
Noble	27,453	1,879
Occidental Petroleum	80,474	6,875
Rowan* (a)	21,883	777
Schlumberger (a)	119,054	10,046
Sunoco	27,314	2,136
Transocean*	69,462	4,259
Valero Energy (a)	60,810	6,875
Weatherford International* (a)	28,960	1,988
Williams (a)	115,342	2,889
XTO Energy	72,930	3,305
		229,897
Financials – 19.7%
ACE	55,940	2,633
AFLAC (a)	101,587	4,602
Allstate	138,567	7,661
Ambac Financial Group (a)	21,529	1,551
American Express	232,347	13,346
American International Group	524,330	32,487
AmSouth Bancorp (a)	69,346	1,752
AON	64,217	2,060
Apartment Investment & Management (a)	19,538	758
Archstone-Smith Trust (a)	40,210	1,603
Bank of America (a)	814,452	34,288
Bank of New York	153,539	4,516
BB&T (a)	107,976	4,216
Bear Stearns (a)	21,591	2,370
Capital One Financial (a)	58,293	4,635
Charles Schwab (a)	202,294	2,919
Chubb (a)	37,048	3,318
Cincinnati Financial	31,632	1,325
CIT Group	40,732	1,840
Citigroup (a)	1,039,734	47,329
Comerica (a)	34,690	2,043
Compass Bancshares	9,660	443
Countrywide Financial (a)	113,318	3,737
E*TRADE Financial*	74,620	1,313
Equity Office Properties Trust (REIT)	82,897	2,712
Equity Residential Properties Trust (REIT) (a)	57,246	2,167
Fannie Mae	193,852	8,688
Federated Investors, Class B	19,160	637
Fifth Third Bancorp	111,395	4,092
First Horizon National	24,885	905
Franklin Resources	35,645	2,993
Freddie Mac (a)	136,757	7,721
Golden West Financial (a)	53,464	3,175
Goldman Sachs Group (a)	89,898	10,930
Hartford Financial Services Group (a)	57,939	4,471
Huntington Bancshares	45,212	1,016
J.P. Morgan Chase	711,001	24,124

Equity Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Janus Capital Group	47,381	$685
Jefferson-Pilot (a)	26,933	1,378
KeyCorp (a)	81,886	2,641
Lehman Brothers Holdings (a)	55,047	6,412
Lincoln National	35,165	1,829
Loew's	29,676	2,742
M & T Bank	16,540	1,748
Marsh & McLennan (a)	105,272	3,199
Marshall & Ilsley	42,377	1,844
MBIA (a)	28,709	1,740
MBNA	256,143	6,311
Mellon Financial	85,196	2,724
Merrill Lynch	187,616	11,510
Metlife (a)	152,013	7,575
MGIC Investment (a)	19,638	1,261
Moody's (a)	53,748	2,745
Morgan Stanley	218,423	11,782
National City	118,265	3,955
North Fork Bancorp	94,017	2,397
Northern Trust (a)	43,746	2,211
Plum Creek Timber (REIT) (a)	36,766	1,394
PNC Financial Services (a)	55,381	3,213
Principal Financial Group (a)	64,140	3,038
Progressive (a)	39,718	4,161
Prologis (a)	36,820	1,631
Providian Financial* (a)	59,519	1,052
Prudential Financial (a)	102,120	6,899
Public Storage (a)	17,960	1,203
Regions Financial (a)	92,982	2,894
SAFECO	24,785	1,323
Simon Property Group (REIT) (a)	44,306	3,284
SLM	83,370	4,472
Sovereign Bancorp	69,222	1,526
St. Paul Travelers Companies	136,146	6,109
State Street	70,435	3,446
SunTrust Banks	64,764	4,498
Synovus Financial	59,559	1,651
T. Rowe Price Group	25,046	1,636
Torchmark	20,727	1,095
U.S. Bancorp (b)	371,914	10,443
UnumProvident (a)	60,147	1,233
Vornado Realty Trust (a)	19,380	1,679
Wachovia	319,897	15,224
Washington Mutual (a)	173,846	6,818
Wells Fargo	335,648	19,659
XL Capital Limited, Class A	26,999	1,837
Zions Bancorporation (a)	17,740	1,263
		445,746
Health Care – 13.0%
Abbott Laboratories	310,178	13,152
Aetna	58,714	5,058
Allergan (a)	25,816	2,365
AmerisourceBergen (a)	20,944	1,619
Amgen* (a)	250,553	19,962
Applied Biosystems Group – Applera	39,038	907
Bausch & Lomb (a)	10,292	830
Baxter International	121,373	4,839
Becton, Dickinson & Company	50,223	2,633
Biogen IDEC* (a)	68,592	2,708
Biomet	49,957	1,734
Boston Scientific* (a)	142,904	3,340
Bristol-Myers Squibb (a)	386,084	9,289
C.R. Bard	19,100	1,261
Cardinal Health	88,083	5,588
Caremark Rx* (a)	89,340	4,461

FIRST AMERICAN FUNDS Annual Report 2005

13

Schedule of Investments September 30, 2005

Equity Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Chiron* (a)	23,560	$1,028
CIGNA (a)	26,668	3,143
Coventry Health Care*	21,260	1,829
Eli Lilly (a)	224,064	11,992
Express Scripts* (a)	30,500	1,897
Fisher Scientific International* (a)	23,673	1,469
Forest Laboratories, Class A*	69,093	2,693
Genzyme* (a)	49,547	3,550
Gilead Sciences* (a)	86,010	4,194
Guidant	63,694	4,388
HCA	83,147	3,984
Health Management Associates, Class A (a)	47,401	1,113
Hospira*	30,890	1,266
Humana* (a)	31,968	1,531
IMS Health	46,223	1,163
Johnson & Johnson (a)	590,899	37,392
King Pharmaceuticals*	48,849	751
Laboratory Corporation of America Holdings* (a)	27,581	1,343
Manor Care (a)	17,628	677
McKesson HBOC	58,528	2,777
Medco Health Solutions*	60,923	3,340
MedImmune*	49,418	1,663
Medtronic	241,558	12,952
Merck	445,173	12,113
Millipore*	9,917	624
Mylan Laboratories	43,327	834
PerkinElmer	24,388	497
Pfizer	1,500,955	37,479
Quest Diagnostics	36,186	1,829
Schering-Plough (a)	292,463	6,156
St. Jude Medical*	71,998	3,370
Stryker (a)	76,228	3,768
Tenet Healthcare* (a)	91,708	1,030
Thermo Electron* (a)	32,105	992
UnitedHealth Group (a)	256,938	14,440
Watson Pharmaceuticals* (a)	21,647	792
WellPoint Health Networks*	118,772	9,005
Wyeth Pharmaceuticals	265,222	12,272
Zimmer Holdings* (a)	49,926	3,439
		294,521
Industrials – 11.1%
3M (a)	156,270	11,464
Allied Waste Industries*	42,805	362
American Power Conversion	34,401	891
American Standard	35,557	1,655
Apollo Group, Class A* (a)	28,993	1,925
Avery Dennison (a)	21,315	1,117
Boeing (a)	167,985	11,415
Burlington Northern Santa Fe	74,948	4,482
Caterpillar (a)	135,834	7,980
Cendant (a)	210,578	4,346
Cintas (a)	27,356	1,123
Cooper Industries (a)	18,480	1,278
CSX	42,294	1,966
Cummins (a)	8,270	728
Danaher	54,762	2,948
Deere & Company	48,695	2,980
Dover	34,462	1,406
Eaton	29,706	1,888
Emerson Electric	83,601	6,003
Equifax	27,797	971
FedEx (a)	60,031	5,230
Fluor (a)	16,131	1,039
General Dynamics	38,983	4,660
General Electric (a)	2,136,791	71,946

Equity Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Goodrich	23,775	$1,054
H & R Block (a)	71,186	1,707
Honeywell International	170,122	6,380
Illinois Tool Works	55,803	4,594
Ingersoll-Rand, Class A	68,608	2,623
ITT Industries	18,266	2,075
L-3 Communications Holdings (a)	20,661	1,634
Lockheed Martin (a)	79,543	4,855
Masco	92,656	2,843
Monster Worldwide* (a)	23,505	722
Navistar International*	13,242	429
Norfolk Southern	79,588	3,228
Northrop Grumman	71,304	3,875
Paccar	35,132	2,385
Pall	24,545	675
Parker Hannifin	23,353	1,502
Pitney Bowes	38,637	1,613
R.R. Donnelley & Sons (a)	42,381	1,571
Raytheon	88,211	3,354
Robert Half International	31,640	1,126
Rockwell Automation	34,136	1,806
Rockwell Collins (a)	35,139	1,698
Ryder System	12,511	428
Southwest Airlines	154,416	2,293
Textron	27,086	1,943
Tyco International	408,075	11,365
Union Pacific	52,176	3,741
United Parcel Service, Class B (a)	222,341	15,370
United Technologies	209,726	10,872
W.W. Grainger	18,043	1,135
Waste Management	114,010	3,262
		251,961
Information Technology – 15.6%
ADC Telecommunications* (a)	23,486	537
Adobe Systems (a)	99,234	2,962
Advanced Micro Devices* (a)	77,076	1,942
Affiliated Computer Services, Class A* (a)	26,030	1,421
Agilent Technologies*	97,467	3,192
Altera* (a)	75,682	1,446
Analog Devices (a)	74,903	2,782
Andrew* (a)	31,575	352
Apple Computer* (a)	167,554	8,983
Applied Materials	333,598	5,658
Applied Micro Circuits*	62,612	188
Autodesk	46,392	2,154
Automatic Data Processing (a)	118,331	5,093
Avaya* (a)	96,388	993
BMC Software* (a)	45,204	954
Broadcom, Class A* (a)	57,080	2,678
CIENA*	116,869	309
Cisco Systems* (a)	1,293,939	23,200
Citrix Systems*	34,343	863
Computer Associates International (a)	94,402	2,625
Computer Sciences* (a)	37,021	1,751
Compuware*	78,826	749
Comverse Technology* (a)	38,829	1,020
Convergys* (a)	32,160	462
Corning*	292,843	5,661
Dell *	483,990	16,552
eBay* (a)	220,886	9,101
Electronic Arts* (a)	62,208	3,539
Electronic Data Systems	97,618	2,191
EMC* (a)	486,080	6,290
First Data	161,559	6,462
Fiserv* (a)	38,286	1,756

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

14

Equity Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Freescale Semiconductor* (a)	79,367	$1,871
Gateway*	58,921	159
Hewlett-Packard (a)	575,934	16,817
IBM	330,319	26,498
Intel	1,247,330	30,747
Intuit* (a)	37,463	1,679
Jabil Circuit* (a)	38,647	1,195
JDS Uniphase* (a)	333,029	739
KLA-Tencor (a)	38,504	1,877
Lexmark International Group, Class A* (a)	25,305	1,545
Linear Technology (a)	60,899	2,289
LSI Logic* (a)	76,908	758
Lucent Technologies* (a)	895,173	2,909
Maxim Integrated Products (a)	64,998	2,772
Mercury Interactive* (a)	17,932	710
Micron Technology* (a)	120,591	1,604
Microsoft	1,878,122	48,324
Molex	29,406	785
Motorola (a)	485,448	10,724
National Semiconductor (a)	70,678	1,859
NCR* (a)	37,856	1,208
Network Appliance*	71,815	1,705
Novell* (a)	77,299	576
Novellus Systems* (a)	29,810	748
NVIDIA* (a)	33,151	1,136
Oracle*	747,999	9,268
Parametric Technology* (a)	55,129	384
Paychex (a)	74,605	2,766
PMC-Sierra* (a)	35,351	311
QLogic* (a)	18,653	638
QUALCOMM (a)	326,434	14,608
Sabre Holdings, Class A (a)	28,450	577
Sanmina – SCI*	106,912	459
Scientific-Atlanta (a)	30,345	1,138
Seagate Escrow Security (c) (d)	44,886	-
Siebel Systems (a)	104,855	1,083
Solectron*	194,533	761
Sun Microsystems* (a)	673,374	2,640
Symantec* (a)	241,856	5,480
Symbol Technologies	48,163	466
Tektronix	16,770	423
Tellabs*	90,766	955
Teradyne* (a)	38,636	637
Texas Instruments (a)	336,540	11,409
Unisys*	65,967	438
Waters*	24,009	999
Xerox* (a)	190,531	2,601
Xilinx (a)	68,801	1,916
Yahoo!* (a)	245,486	8,307
		353,364
Materials – 2.9%
Air Products and Chemicals	44,936	2,478
Alcoa	176,144	4,301
Allegheny Technologies	17,586	545
Ashland	13,339	737
Ball (a)	22,032	809
Bemis (a)	21,140	522
Dow Chemical	194,230	8,094
E.I. DuPont de Nemours (a)	201,269	7,884
Eastman Chemical	15,047	707
Ecolab	44,396	1,418
Engelhard	24,383	681
Freeport-McMoran Copper & Gold, Class B (a)	36,311	1,764
Georgia-Pacific	52,566	1,790
Hercules* (a)	21,918	268

Equity Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
International Flavors & Fragrances	14,319	$510
International Paper (a)	99,310	2,959
Louisiana Pacific (a)	21,635	599
MeadWestvaco	36,401	1,005
Monsanto	54,193	3,401
Newmont Mining (a)	89,973	4,244
NuCor	32,380	1,910
Pactiv*	31,179	546
Phelps Dodge (a)	19,106	2,482
PPG Industries (a)	34,067	2,016
Praxair (a)	65,360	3,133
Rohm & Haas (a)	38,413	1,580
Sealed Air* (a)	16,796	797
Sigma-Aldrich	14,013	898
Temple-Inland	23,108	944
United States Steel (a)	23,074	977
Vulcan Materials (a)	20,092	1,491
Weyerhaeuser	47,008	3,232
		64,722
Telecommunication Services – 3.0%
ALLTEL (a)	66,232	4,312
AT&T	161,892	3,205
BellSouth (a)	367,574	9,667
CenturyTel (a)	26,583	930
Citizens Communications (a)	69,291	939
Qwest Communications International*	332,798	1,364
SBC Communications (a)	667,096	15,990
Sprint (a)	580,114	13,795
Verizon Communications	550,387	17,992
		68,194
Utilities – 3.5%
AES* (a)	131,984	2,168
Allegheny Energy* (a)	32,350	994
Ameren (a)	38,137	2,040
American Electric Power (a)	78,161	3,103
Calpine* (a)	130,493	338
CenterPoint Energy (a)	60,543	900
Cinergy	36,004	1,599
CMS Energy* (a)	44,209	727
Consolidated Edison (a)	45,475	2,208
Constellation Energy	32,968	2,031
Dominion Resources (a)	68,803	5,927
DTE Energy (a)	33,250	1,525
Duke Energy (a)	191,727	5,593
Dynegy* (a)	65,856	310
Edison International	64,437	3,047
Entergy (a)	45,143	3,355
Exelon (a)	135,204	7,225
FirstEnergy (a)	65,238	3,400
FPL Group (a)	78,570	3,740
KeySpan	34,056	1,253
NICOR	8,938	376
NiSource (a)	51,937	1,259
People's Energy (a)	3,070	121
PG&E	83,534	3,279
Pinnacle West Capital	18,032	795
PPL (a)	72,468	2,343
Progress Energy (a)	48,731	2,181
Progress Energy-CVO*	7,906	1
Public Service Enterprises	46,971	3,023
Sempra Energy	48,095	2,263
Southern (a)	148,122	5,297
TECO Energy (a)	39,562	713

FIRST AMERICAN FUNDS Annual Report 2005

15

Schedule of Investments September 30, 2005

Equity Index Fund (concluded)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
TXU (a)	51,152	$5,774
Xcel Energy (a)	77,960	1,529
		80,437
Total Common Stocks (Cost $1,626,578)		2,234,966
Short Term Investments – 1.5%
Affiliated Money Market Fund – 1.3%
First American Prime Obligations Fund, Class Z (b) (e)	28,481,314	28,481
U.S. Treasury Obligation – 0.2%
U.S. Treasury Bill 3.735%, 03/02/06 (f)	$4,600	4,528
Total Short-Term Investments (Cost $33,013)		33,009
Investments Purchased with Proceeds from Securities Lending (g) – 31.4%
	(Cost $712,377)	712,377
Total Investments – 131.5% (Cost $2,371,968)		2,980,352
Other Assets and Liabilities, Net – (31.5)%		(714,628)
Total Net Assets – 100.0%		$2,265,724

*  Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $697,331,391 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  Investments in affiliated securities. As of September, 2005, the market value of these investments was $38,924,659 or 1.7% of total net assets. See notes 3 and 4 in Notes to Financial Statements.

(c)  Security considered illiquid or restricted. As of September 30, 2005, the market value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Satements.

(d)  Security is fair valued. As of September 30, 2005, the fair value of this investment was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(e)  This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(f)  Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(g)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

CVO – Contingent Value Obligation

REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (000)
S&P 500 Index Futures Contracts	90	$27,772	December-05	$143

Mid Cap Index Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.7%
Consumer Discretionary – 15.6%
99 Cents Only Stores*	16,863	$156
Abercrombie & Fitch	30,352	1,513
Advanced Auto Parts* (a)	37,785	1,462
Aeropostale* (a)	19,492	414
American Eagle Outfitters (a)	45,330	1,067
American Greetings, Class A (a)	23,170	635
AnnTaylor Stores*	25,120	667
Applebee's International	27,790	575
ArvinMeritor	24,153	404
Bandag	4,392	188
Barnes & Noble	20,314	766
Belo, Class A	36,539	835
BLYTH	9,189	205
Bob Evans Farms	11,877	270
Borders Group (a)	25,715	570
BorgWarner (a)	19,252	1,087
Boyd Gaming	14,978	646
Brinker International (a)	29,758	1,118
Callaway Golf (a)	24,017	362
CarMax* (a)	36,639	1,146
Catalina Marketing, Class C (a)	13,847	315
CBRL Group (a)	16,491	555
Cheesecake Factory* (a)	26,650	833
Chico's FAS* (a)	62,310	2,293
Claire's Stores	33,880	818
Corinthian Colleges*	30,990	411
DeVry* (a)	20,186	385
Dollar Tree Stores* (a)	38,544	834
Emmis Communications, Class A*	10,421	230
Entercom Communications*	13,690	432
Foot Locker (a)	53,822	1,181
Furniture Brands International	18,185	328
Gentex (a)	54,928	956
GTECH Holdings	39,700	1,273
Harman International Industries (a)	21,850	2,235
Harte-Hanks	20,053	530
Hovnanian Enterprises, Class A* (a)	12,690	650
International Speedway, Class A	12,364	649
Krispy Kreme Doughnuts* (a)	21,498	135
Lear (a)	23,140	786
Lee Enterprises	15,684	666
Lennar (a)	46,156	2,758
Media General, Class A	8,204	476
Michaels Stores (a)	46,482	1,537
Modine Manufacturing	11,023	404
Mohawk Industries* (a)	18,214	1,462
Neiman Marcus Group	16,720	1,671
O'Reilly Automotive*	35,890	1,011
Outback Steakhouse (a)	22,593	827
Pacific Sunwear of California*	26,380	566
Payless ShoeSource* (a)	23,694	412
PETsMART	49,748	1,084
Pier 1 Imports (a)	29,414	332
Polo Ralph Lauren Corp.	20,770	1,045
Reader's Digest Association, Class A	34,190	546
Regis	15,200	575
Rent-A-Center*	24,400	471
Ross Stores	50,378	1,194
Ruby Tuesday (a)	22,240	484
Ryland Group (a)	16,600	1,136
Saks*	49,120	909
Scholastic* (a)	12,806	473
Thor Industries (a)	11,910	405

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

16

Mid Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Timberland, Class A*	19,286	$651
Toll Brothers* (a)	39,328	1,757
Tupperware (a)	18,990	433
Urban Outfitters* (a)	37,520	1,103
Valassis Communications* (a)	17,561	685
Washington Post, Class B	1,789	1,436
Westwood One	23,329	464
Williams-Sonoma* (a)	39,953	1,532
		58,420
Consumer Staples – 3.3%
BJ's Wholesale Club* (a)	23,792	661
Church and Dwight	21,394	790
Dean Foods*	51,546	2,003
Energizer Holdings*	24,780	1,405
Hormel Foods	25,120	829
JM Smucker (a)	20,145	978
Lancaster Colony	8,844	380
PepsiAmericas	24,358	554
Ruddick	12,808	295
Smithfield Foods*	30,925	918
Tootsie Roll Industries	8,686	276
Universal	8,756	340
Whole Foods Market (a)	22,934	3,083
		12,512
Energy – 7.7%
Cooper Cameron* (a)	19,318	1,428
Denbury Resources*	19,960	1,007
ENSCO International	53,211	2,479
FMC Technologies*	24,325	1,024
Forest Oil* (a)	19,011	990
Grant Prideco*	43,840	1,782
Hanover Compressor*	28,440	394
Helmerich & Payne	18,116	1,094
Newfield Exploration* (a)	44,454	2,183
Noble Energy (a)	61,104	2,866
Overseas Shipholding Group	11,148	650
Patterson-UTI Energy	59,640	2,152
Pioneer Natural Resources (a)	48,933	2,687
Plains Exploration & Production* (a)	27,050	1,158
Pogo Producing	20,588	1,213
Pride International*	49,891	1,422
Smith International (a)	73,224	2,439
Tidewater (a)	21,358	1,040
Western Gas Resources (a)	19,312	989
		28,997
Financials – 17.9%
A.G. Edwards	26,189	1,147
Allmerica Financial*	18,230	750
AMB Property	28,426	1,276
American Financial Group	16,124	547
AmeriCredit* (a)	48,102	1,148
AmerUS Group, Class A (a)	13,404	769
Arthur J. Gallagher (a)	30,243	871
Associated Banc-Corp (a)	44,336	1,351
Astoria Financial (a)	33,612	888
Bank of Hawaii	18,139	893
Brown & Brown	19,600	974
City National (a)	14,301	1,002
Colonial BancGroup	49,114	1,100
Commerce Bancorp (a)	57,084	1,752
Cullen/Frost Bankers (a)	16,770	827
Developers Diversified Realty (REIT) (a)	38,180	1,783
Eaton Vance	45,950	1,140

Mid Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Everest Re Group (a)	19,151	$1,875
Fidelity National Financial	59,767	2,661
First American	29,573	1,351
FirstMerit (a)	28,888	774
GATX	17,586	696
Greater Bay Bancorp	17,819	439
HCC Insurance Holdings (a)	34,843	994
Highwoods Properties (REIT) (a)	18,150	536
Horace Mann Educators	14,785	292
Hospitality Properties Trust (REIT)	24,250	1,039
Independence Community Bank (a)	25,416	866
IndyMac Bancorp	21,230	840
Investors Financial Services (a)	23,520	774
Jefferies Group	17,640	768
LaBranche* (a)	19,428	169
Legg Mason (a)	38,404	4,213
Leucadia National (a)	28,693	1,237
Liberty Property Trust (REIT) (a)	30,120	1,281
Macerich (REIT)	20,970	1,362
Mack-Cali Realty (REIT)	19,170	862
Mercantile Bankshares	27,125	1,462
Mercury General	11,470	688
MoneyGram International	30,315	658
New Plan Excel Realty Trust (REIT)	35,150	807
New York Community Bancorp (a)	81,582	1,338
Ohio Casualty	21,274	577
Old Republic International	62,498	1,667
PMI Group (a)	32,620	1,301
Protective Life	23,800	980
Radian Group (a)	30,486	1,619
Raymond James Financial	22,650	728
Rayonier (a)	17,665	1,018
Regency Centers (a)	21,530	1,237
SEI Investments	22,215	835
StanCorp Financial Group	9,733	820
SVB Financial Group* (a)	12,430	605
TCF Financial	43,286	1,158
Texas Regional Bancshares, Class A	12,890	371
United Dominion Realty Trust (REIT)	47,830	1,134
Unitrin (a)	17,984	854
W.R. Berkley	40,889	1,614
Waddell & Reed Financial (a)	28,794	557
Washington Federal (a)	30,122	680
Webster Financial	18,185	818
Weingarten Realty Investors	29,353	1,111
Westamerica Bancorporation	10,941	565
Wilmington Trust	21,947	800
		67,249
Health Care – 12.0%
Advanced Medical Optics*	21,977	834
Apria Healthcare Group*	16,668	532
Barr Pharmaceuticals*	35,621	1,956
Beckman Coulter	21,003	1,134
Cephalon* (a)	19,750	917
Charles River Laboratories International* (a)	24,781	1,081
Community Health Systems* (a)	30,867	1,198
Covance*	21,479	1,031
Cytyc*	39,854	1,070
DENTSPLY International	25,104	1,356
Edwards Lifesciences*	20,354	904
Gen-Probe*	17,780	879
Health Net*	38,533	1,823
Henry Schein*	29,468	1,256
Hillenbrand Industries (a)	19,856	934
INAMED* (a)	12,520	948

FIRST AMERICAN FUNDS Annual Report 2005

17

Schedule of Investments September 30, 2005

Mid Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Intuitive Surgical* (a)	12,220	$896
Invitrogen* (a)	18,301	1,377
IVAX*	74,182	1,955
Lifepoint Hospitals* (a)	19,650	859
Lincare Holdings* (a)	34,366	1,411
Martek Biosciences* (a)	11,160	392
Millennium Pharmaceuticals* (a)	106,361	992
Omnicare (a)	36,333	2,043
PacifiCare Health Systems* (a)	30,004	2,394
Par Pharmaceutical Companies*	12,020	320
Patterson Companies* (a)	47,166	1,888
Perrigo (a)	29,660	424
Protein Design Labs*	37,136	1,040
Renal Care*	23,190	1,097
Sepracor* (a)	36,849	2,174
STERIS	23,670	563
Techne*	13,300	758
Triad Hospitals* (a)	30,306	1,372
Universal Health Services	19,976	951
Valeant Pharmaceuticals International	32,304	649
Varian* (a)	11,882	408
Varian Medical Systems* (a)	46,526	1,838
VCA Antech*	26,448	675
Vertex Pharmaceuticals* (a)	32,708	731
		45,060
Industrials – 13.4%
Adesa	31,399	694
AGCO* (a)	30,713	559
AirTran Holdings* (a)	30,760	389
Alaska Air Group* (a)	8,724	254
Alexander & Baldwin	14,917	794
Alliant Techsystems* (a)	12,570	938
AMETEK (a)	24,494	1,053
Banta	8,610	438
Brinks	19,431	798
C. H. Robinson Worldwide	29,189	1,872
Career Education* (a)	35,136	1,249
Carlisle Companies (a)	10,660	678
ChoicePoint*	30,645	1,323
CNF	17,705	930
Copart*	25,450	607
Corporate Executive Board	14,050	1,096
Crane	18,790	559
Deluxe (a)	17,460	701
Donaldson (a)	24,418	745
Dun & Bradstreet*	23,669	1,559
Dycom Industries* (a)	16,849	341
Education Management*	23,168	747
Expeditors International of Washington (a)	36,508	2,073
Fastenal (a)	21,709	1,326
Federal Signal	15,707	268
Flowserve*	19,462	707
Graco (a)	23,680	812
Granite Construction	11,784	451
Harsco	14,737	966
Herman Miller	24,723	749
HNI	17,548	1,057
Hubbell, Class B	21,555	1,012
ITT Educational Services*	13,080	646
J.B. Hunt Transport Services (a)	45,586	867
Jacobs Engineering Group* (a)	19,944	1,344
JetBlue Airways* (a)	33,082	582
Joy Global (a)	28,110	1,418
Kelly Services, Class A	7,153	219
Kennametal	13,025	639

Mid Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Korn/Ferry International*	12,737	$209
Laureate Education* (a)	16,793	822
Manpower	30,039	1,333
Nordson	10,882	414
Pentair	35,790	1,306
Precision Castparts	45,032	2,391
Quanta Services* (a)	40,679	519
Republic Services	42,366	1,495
Rollins	10,986	214
Sequa, Class A*	2,380	140
Sotheby's Holdings, Class A*	11,284	189
SPX (a)	25,226	1,159
Stericycle* (a)	15,330	876
Swift Transportation* (a)	18,038	319
Tecumseh Products, Class A	5,452	117
Teleflex	13,111	924
Thomas & Betts*	19,201	661
Timken (a)	28,400	841
Trinity Industries (a)	13,319	539
United Rentals*	24,599	485
Werner Enterprises	17,805	308
Yellow Roadway* (a)	19,490	807
York International	14,784	829
		50,357
Information Technology – 14.6%
3Com* (a)	129,950	530
Activision* (a)	69,757	1,427
Acxiom	26,966	505
ADTRAN	21,444	675
Advent Software*	8,524	230
Alliance Data Systems* (a)	21,030	823
Amphenol, Class A	31,020	1,251
Anteon International* (a)	10,170	435
Arrow Electronics*	41,384	1,298
Atmel* (a)	150,797	311
Avnet* (a)	50,883	1,244
Avocent* (a)	17,064	540
BISYS Group*	41,173	553
Cabot Microelectronics* (a)	8,490	249
Cadence Design Systems* (a)	94,390	1,525
CDW (a)	21,661	1,276
Ceridian*	50,939	1,057
Certegy	21,413	857
CheckFree* (a)	30,179	1,141
Cognizant Technology Solutions*	47,690	2,222
CommScope* (a)	17,277	300
Credence Systems* (a)	32,645	261
Cree* (a)	26,465	662
CSG Systems International*	17,797	386
Cypress Semiconductor* (a)	46,339	697
Diebold	24,250	836
DST Systems* (a)	24,069	1,320
F5 Networks*	13,110	570
Fair Isaac (a)	23,285	1,043
Fairchild Semiconductor International, Class A* (a)	41,327	614
Gartner, Class A* (a)	21,308	249
Harris	46,842	1,958
Imation	10,443	448
Integrated Device Technology* (a)	67,855	729
International Rectifier*	22,238	1,002
Intersil, Class A	52,893	1,152
Jack Henry & Associates	27,580	535
Keane* (a)	16,180	185
KEMET*	29,836	250
Lam Research* (a)	47,048	1,434

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

18

Mid Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Lattice Semiconductor* (a)	38,846	$166
LTX*	20,948	88
Macromedia*	26,486	1,077
Macrovision* (a)	17,037	325
McAfee* (a)	57,208	1,797
McDATA, Class A*	55,552	291
MEMC Electronic Materials* (a)	54,150	1,234
Mentor Graphics* (a)	26,152	225
Micrel* (a)	22,694	255
Microchip Technology (a)	72,134	2,173
MPS Group*	35,725	422
National Instruments (a)	19,082	470
Newport*	14,040	196
Plantronics	16,557	510
Plexus*	14,781	253
Polycom* (a)	33,289	538
Powerwave Technologies* (a)	38,570	501
Reynolds & Reynolds, Class A	17,782	487
RF Micro Devices*	66,156	374
RSA Security*	23,832	303
SanDisk* (a)	63,216	3,050
Semtech* (a)	25,564	421
Silicon Laboratories* (a)	13,190	401
SRA International, Class A*	10,000	355
Sybase* (a)	31,310	733
Synopsys* (a)	49,616	938
Tech Data* (a)	19,903	731
Transaction Systems Architects, Class A* (a)	11,893	331
TriQuint Semiconductor*	47,131	166
UTStarcom* (a)	35,010	286
Vishay Intertechnology*	62,241	744
Western Digital* (a)	74,630	965
Wind River Systems* (a)	26,493	343
Zebra Technology, Class A* (a)	24,880	973
		54,902
Materials – 5.7%
Airgas	24,800	735
Albemarle	13,177	497
Arch Coal (a)	22,050	1,488
Bowater (a)	19,061	539
Cabot	21,389	706
Chemtura Corp.	83,200	1,033
Cytec Industries	14,081	611
Ferro	14,467	265
FMC*	13,213	756
Glatfelter	10,670	150
Longview Fibre	17,660	344
Lubrizol (a)	23,465	1,017
Lyondell Chemical (a)	68,383	1,957
Martin Marietta Materials	15,961	1,252
Minerals Technologies (a)	7,081	405
Olin (a)	24,060	457
Packaging Corporation of America	24,144	469
Peabody Energy	44,158	3,725
Potlatch (a)	10,253	534
RPM	40,190	740
Scotts	7,780	684
Sensient Technologies	16,739	317
Sonoco Products (a)	33,805	923
Steel Dynamics (a)	13,990	475
Valspar (a)	35,216	787
Worthington Industries (a)	24,570	517
		21,383

Mid Cap Index Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Telecommunication Services – 0.5%
Cincinnati Bell*	83,996	$370
Telephone & Data Systems (a)	17,052	665
Telephone & Data Systems Special Shares (a)	18,332	688
		1,723
Utilities – 8.0%
AGL Resources	25,680	953
Alliant Energy	39,572	1,153
Aqua America	33,740	1,283
Aquila*	130,647	517
Black Hills (a)	11,210	486
DPL (a)	44,490	1,237
Duquesne Light Holdings (a)	26,329	453
Energy East	51,876	1,307
Equitable Resources	41,582	1,624
Great Plains Energy (a)	26,228	784
Hawaiian Electric Industries	27,838	776
IDACORP (a)	14,406	434
MDU Resources Group	41,542	1,481
National Fuel Gas	25,823	883
Northeast Utilities	43,974	877
NSTAR (a)	37,522	1,085
OGE Energy (a)	27,980	786
ONEOK (a)	35,420	1,205
Pepco Holdings	65,450	1,523
PNM Resources (a)	24,307	697
Puget Energy (a)	34,240	804
Questar	28,889	2,546
SCANA	38,501	1,626
Sierra Pacific Resources* (a)	63,240	939
Vectren	26,242	744
Westar Energy (a)	29,748	718
WGL Holdings	15,725	505
Wisconsin Energy	40,913	1,633
WPS Resources (a)	13,302	769
		29,828
Total Common Stocks (Cost $299,208)		370,431
Short-Term Investments – 1.6%
Affiliated Money Market Fund – 1.2%
First American Prime Obligations Fund, Class Z (b)	4,590,527	4,591
U.S. Treasury Obligation – 0.4%
U.S. Treasury Bill 3.735%, 03/02/06 (c)	$1,500	1,476
Total Short-Term Investments (Cost $6,067)		6,067
Investments Purchased with Proceeds from Securities Lending (d) – 36.2%
	(Cost $135,867)	135,867
Total Investments – 136.5% (Cost $441,142)		512,365
Other Assets and Liabilities, Net – (36.5)%		(136,983)
Total Net Assets – 100.0%		$375,382

*  Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $133,612,818 at September 30, 2005. See note 2 in Notes to Financial Statements.

FIRST AMERICAN FUNDS Annual Report 2005

19

Schedule of Investments September 30, 2005

Mid Cap Index Fund (concluded)

(b)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(c)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(d)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (000)
S&P Mid Cap 400 Futures Contracts	12	$4,324	December-05	$20

Small Cap Index Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 99.2%
Consumer Discretionary – 14.1%
1-800 Contacts*	1,234	$23
1-800 Flowers*	3,802	27
4Kids Entertainment*	2,378	41
99 Cents Only Stores*	6,630	61
A.C. Moore Arts & Crafts*	2,361	45
Aaron Rents	6,096	129
ADVO	4,703	147
Aeropostale* (a)	8,223	175
AFC Enterprises	3,130	36
Aftermarket Technology*	2,299	42
Alliance Gaming* (a)	7,707	84
Alloy*	5,567	27
Ambassadors Group	2,736	61
American Axle & Manufacturing Holdings (a)	5,800	134
America's Car-Mart*	1,455	26
Ameristar Casinos	3,926	82
Andersons	1,050	31
Arbitron	4,749	189
Arctic Cat	2,013	41
Argosy Gaming*	4,138	194
ArvinMeritor	10,570	177
Asbury Automotive Group*	1,925	33
Audible* (a)	3,730	46
Avatar Holdings*	796	47
Aztar* (a)	5,221	161
Bandag	1,669	72
Bassett Furniture	1,699	32
Beasley Broadcast Group*	593	8
Big 5 Sporting Goods	3,057	73
Big Lots*	16,090	177
BJs Restaurants*	1,863	38
Blair	372	14
Blockbuster, Class A (a)	27,580	131
Blount International*	3,390	60
Blue Nile* (a)	1,720	54
Bluegreen*	2,940	52
BLYTH	3,320	74
Bob Evans Farms	5,325	121
Bombay Company*	6,108	27
Bon-Ton Stores	630	12
Brookfield Homes	2,215	123
Brookstone*	3,439	69
Brown Shoe	2,753	91
Buckle	1,128	38
Buffalo Wild Wings* (a)	980	26
Build-A-Bear Workshop* (a)	1,550	35
Building Materials Holding	2,097	195
Burlington Coat Factory	2,562	97
Cabelas* (a)	3,740	69
Cache*	1,640	25
California Coastal Communities*	1,240	44
California Pizza Kitchen*	3,232	95
Callaway Golf (a)	11,412	172
Carmike Cinemas (a)	1,501	34
Carters* (a)	2,460	140
Casual Male Retail Group*	4,826	33
Catalina Marketing, Class C (a)	7,506	171
Cato, Class A	4,527	90
CEC Entertainment*	5,695	181
Champion Enterprise* (a)	11,945	177
Charles & Colvard	1,852	46
Charlotte Russe Holding*	1,995	27
Charming Shoppes* (a)	18,037	192

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

20

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Charter Communications, Class A* (a)	45,385	$68
Cherokee	1,176	41
Children's Place Retail Stores*	3,012	107
Christopher & Banks	5,402	75
Churchill Downs	1,316	46
Citadel Broadcasting*	6,440	88
Citi Trends* (a)	600	13
CKE Restaurants	8,892	117
Coachmen Industries	2,427	28
Coldwater Creek* (a)	5,646	142
Comstock Homebuilding, Class A*	680	14
Conns* (a)	720	20
Cooper Tire & Rubber (a)	9,593	146
Corinthian Colleges*	14,080	187
Cost Plus*	3,300	60
Courier	1,652	62
Cox Radio* (a)	4,160	63
Crown Media Holdings, Class A*	2,509	27
CSK Auto*	6,812	101
CSS Industries	972	32
Cumulus Media, Class A*	8,412	105
Dave & Busters*	1,905	25
Deb Shops	297	6
Deckers Outdoor* (a)	1,540	37
Denny's*	14,060	58
Design Within Reach*	730	7
DeVry* (a)	8,280	158
DHB Industries*	4,093	17
Dixie Group*	1,700	27
Dominos Pizza	3,770	88
Dover Downs Gaming & Entertainment	1,201	16
Dover Motorsports	2,461	17
Dress Barn* (a)	3,171	72
Drew Industries*	2,448	63
Drugstore.com*	10,574	39
DSW*	1,050	22
Earle M. Jorgensen*	2,810	27
Electronics Boutique Holdings*	1,767	111
Emmis Communications, Class A*	4,845	107
Entercom Communications*	5,400	171
Entravision Communications*	9,400	74
Escala Group*	870	14
Escalade	1,350	18
Ethan Allen Interiors	5,250	165
Finish Line, Class A	6,356	93
Fisher Communications*	1,039	48
Fleetwood Enterprises* (a)	8,977	110
Fossil*	7,520	137
Fred's (a)	6,004	75
FTD Group*	2,270	23
Furniture Brands International	7,410	134
Gamestop*	6,350	180
Gaylord Entertainment*	5,591	266
Gemstar-TV Guide International*	38,120	113
Genesco*	3,344	125
Goody's Family Clothing	3,236	24
Gray Television	6,555	69
Great Wolf Resorts*	3,890	40
Group 1 Automotive*	3,352	93
GSI Commerce* (a)	4,025	80
Guess?*	2,557	55
Guitar Center*	3,898	215
Gymboree*	5,254	72
Handleman (a)	3,444	43
Harris Interactive*	9,045	39
Hartmarx*	3,910	26

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Haverty Furniture	3,184	$39
Hayes Lemmerz International*	4,690	21
Hibbett Sporting Goods*	5,268	117
Hollinger International	9,630	94
Hooker Furniture	1,180	20
Hot Topic*	6,762	104
IHOP	3,022	123
Innovo Group*	3,980	8
Insight Communications*	7,513	87
Insight Enterprises*	7,298	136
Interface, Class A*	7,618	63
Isle of Capri Casinos* (a)	2,299	49
J. Jill Group*	3,049	48
Jack in the Box* (a)	5,500	165
JAKKS Pacific* (a)	3,844	62
Jarden* (a)	7,590	312
Jo-Ann Stores*	3,244	56
JOS A Bank Clothiers* (a)	1,761	76
Journal Communications	3,490	52
Journal Register	6,317	102
K2*	7,163	82
Kellwood (a)	4,304	111
Kenneth Cole Productions	1,433	39
Keystone Automotive Industries*	2,610	75
Kimball International	3,288	40
Krispy Kreme Doughnuts* (a)	8,330	52
K-Swiss, Class A	3,774	112
La Quinta (REIT)* (a)	28,164	245
Landry's Restaurants (a)	2,484	73
La-Z-Boy (a)	8,000	106
LeapFrog Enterprises* (a)	4,720	70
Levitt, Class A	2,640	61
Libbey	2,088	32
Liberty	2,221	104
Life Time Fitness*	2,940	97
Lifetime Brands	1,090	29
Lin TV, Class A*	4,085	57
Linens 'N Things* (a)	6,655	178
Lithia Motors	2,454	71
LKQ*	2,500	76
LodgeNet Entertainment*	2,502	37
Lodgian*	3,740	38
Lone Star Steakhouse & Saloon	1,914	50
Luby's*	3,540	46
M/I Homes	1,942	105
Magna Entertainment* (a)	6,473	43
Maidenform Brands*	750	10
Marcus	3,007	60
Marine Products	2,229	25
MarineMax*	2,002	51
Martha Stewart Living* (a)	3,029	76
Maytag (a)	11,470	209
McCormick & Schmicks Seafood Restaurant*	1,220	26
Media General, Class A	2,750	160
Mediacom Communications*	9,314	69
Mestek*	30	-
Midas*	2,657	53
Mikohn Gaming*	3,550	47
Modine Manufacturing	4,111	151
Monaco Coach (a)	4,491	66
Monarch Casino & Resort*	1,370	23
Monro Muffler Brake	1,607	42
Morningstar*	1,340	43
Movado Group	2,616	49
Movie Gallery (a)	3,778	39
MTR Gaming Group*	3,988	32

FIRST AMERICAN FUNDS Annual Report 2005

21

Schedule of Investments September 30, 2005

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Multimedia Games* (a)	4,058	$39
National Presto Industries	803	34
Nautilus Group (a)	4,937	109
Navarre* (a)	3,820	22
Netflix* (a)	5,670	147
New York & Company*	1,740	29
Noble International	1,090	26
NutriSystems* (a)	3,430	86
Oakley	3,555	62
O'Charley's*	3,646	52
Outdoor Channel Holdings*	1,490	22
Overstock.com*	1,714	66
Oxford Industries (a)	2,284	103
P.F. Chang's China Bistro* (a)	4,120	185
Pacific Sunwear of California*	10,910	234
Palm Harbor Homes*	1,631	32
Papa John's International*	1,868	94
Party City*	1,966	33
Payless ShoeSource*	10,412	181
Pep Boys – Manny Moe & Jack	8,583	119
Perry Ellis International*	915	20
PETCO Animal Supplies*	8,270	175
Phillips Van-Heusen	4,153	129
Pier 1 Imports (a)	11,840	133
Pinnacle Entertainment*	6,098	112
Playboy Enterprises, Class B* (a)	3,361	47
Prestige Brand Holdings*	4,820	59
Priceline.com*	3,705	72
PRIMEDIA*	22,870	94
ProQuest*	4,047	147
Provide Commerce*	1,240	30
Quantum Fuel Systems Technologies Worldwde*	7,070	29
R&B*	1,580	16
Radio One* (a)	12,540	165
RARE Hospitality International*	5,647	145
RC2*	2,831	96
RCN* (a)	3,540	75
Reader's Digest Association, Class A	15,440	247
Red Robin Gourmet Burgers* (a)	2,055	94
Regent Communication*	5,986	31
Regis	6,320	239
Rent-Way*	4,504	31
Restoration Hardware*	4,524	29
Retail Ventures* (a)	2,280	25
Riviera Holdings*	1,310	29
Ruby Tuesday (a)	8,800	191
Russ Berrie and Company	525	7
Russell	4,921	69
Ruth's Chris Steak House*	810	15
Ryans Restaurant Group*	7,096	83
Saga Communications, Class A*	2,553	34
Salem Communications*	1,648	30
Sauer-Danfoss	1,727	35
Scholastic*	5,020	186
Select Comfort* (a)	5,442	109
Sharper Image*	2,014	25
Shoe Carnival*	1,267	20
Shopko*	4,496	115
Shuffle Master* (a)	5,579	147
Sinclair Broadcast Group, Class A	6,614	59
Six Flags*	13,799	99
Skechers USA*	3,409	56
Skyline	1,164	47
Sonic Automotive, Class A	4,660	104
Source Interlink Companies*	3,422	38
Spanish Broadcasting System* (a)	6,350	46

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Speedway Motorsports	2,360	$86
Sports Authority* (a)	3,770	111
Stage Stores	4,064	109
Stamps.com*	2,350	40
Standard Motor Products	2,075	17
Stanley Furniture	1,924	50
Steak 'N Shake* (a)	4,109	75
Stein Mart	4,256	86
Steinway Musical Instruments*	1,153	30
Steven Madden*	1,987	46
Strattec Security*	639	33
Stride Rite	5,369	69
Sturm, Ruger & Company	2,228	20
Sunterra* (a)	3,190	42
Superior Industries International (a)	3,632	78
SYMS	30	-
Systemax*	1,656	12
Talbots	2,900	87
TBC*	3,401	117
Technical Olympic USA	1,981	52
Tenneco Automotive*	6,681	117
Texas Roadhouse, Class A* (a)	5,040	75
Thomas Nelson	1,724	32
Thor Industries (a)	5,128	174
TiVo* (a)	8,821	48
Too* (a)	5,170	142
Tractor Supply*	4,944	226
Trans World Entertainment*	2,939	23
Triarc, Class B	6,144	94
Tuesday Morning	3,901	101
Tupperware (a)	8,114	185
UniFirst	1,508	53
United Auto Group	3,319	110
Universal Electronics*	2,396	41
Vail Resorts*	3,909	112
Valassis Communications*	7,050	275
ValueVision Media* (a)	3,124	35
Visteon	19,399	190
Volcom*	100	3
Warnaco Group, Class A*	7,092	155
WCI Communities* (a)	5,221	148
WESCO International* (a)	4,792	162
West Marine*	2,309	34
Wet Seal, Class A* (a)	6,680	30
Weyco Group	36	1
William Lyon Homes* (a)	382	59
Wilsons The Leather Experts*	2,930	18
Winnebago Industries	4,498	130
WMS Industries*	3,334	94
Wolverine World Wide	8,971	189
World Wrestling Entertainment	471	6
WorldSpace*	800	11
WPT Enterprises*	890	8
Xerium Technologies	2,130	24
Yankee Candle	6,850	168
Zale* (a)	7,842	213
Zumiez*	490	16
		25,230
Consumer Staples – 2.8%
Alico	606	31
Alliance One International	12,262	43
American Italian Pasta (a)	2,754	29
Arden Group, Class A	224	17
Boston Beer, Class A* (a)	450	11
Casey's General Stores (a)	7,554	175

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

22

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Central European Distribution*	2,009	$86
Central Garden & Pet*	2,901	131
Chattem*	2,677	95
Chiquita Brands International (a)	6,366	178
Coca-Cola Bottling	678	33
Corn Products International (a)	11,442	231
Darling International*	11,339	40
Delta & Pine Land	5,387	142
Elizabeth Arden*	3,848	83
Farmer Brothers	1,160	23
Flowers Foods	7,868	215
Gold Kist*	7,080	138
Great Atlantic & Pacific Tea*	2,715	77
Green Mountain Coffee Roasters*	680	24
Hain Celestial Group* (a)	4,433	86
Hansen Natural* (a)	2,060	97
Ingles Markets, Class A	1,760	28
Inter Parfums (a)	654	13
J&J Snack Foods	1,076	62
John B. Sanfilippo & Son*	1,075	19
Lancaster Colony	4,010	172
Lance	4,410	77
Longs Drug Stores	4,756	204
M & F Worldwide*	1,745	27
Mannatech (a)	2,440	29
Maui Land & Pineapple*	562	17
Nash-Finch (a)	1,921	81
National Beverage*	1,340	10
Natures Sunshine Product	1,657	39
NBTY*	7,940	187
Nu Skin Enterprises	8,462	161
Pantry*	2,249	84
Parlux Fragrances* (a)	980	29
Pathmark Stores*	6,213	70
Peets Coffee & Tea*	2,026	62
Performance Food Group*	5,590	176
Playtex Products*	5,970	66
Ralcorp Holdings	4,467	187
Reddy Ice Holdings	300	6
Revlon*	21,882	70
Ruddick	5,145	119
Sanderson Farms	2,226	83
Seaboard	52	71
Smart & Final*	2,148	28
Spartan Stores*	3,220	33
Star Scientific*	5,069	17
Tiens Biotech Group USA*	720	3
Tootsie Roll Industries	2,950	94
Topps	6,087	50
United Natural Foods* (a)	6,462	228
Universal	3,832	149
Usana Health Sciences* (a)	1,546	74
Vector Group	3,937	79
WD-40 Company	2,584	69
Weis Markets	1,140	46
Wild Oats Markets* (a)	4,815	62
		5,066
Energy – 6.6%
Alon USA Energy*	890	21
Atlas America*	1,901	93
ATP Oil & Gas* (a)	2,810	92
Atwood Oceanics* (a)	2,024	170
Berry Petroleum, Class A	2,589	173
Bill Barrett* (a)	1,490	55
Bois D' Arc Energy*	2,100	36

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Brigham Exploration*	4,350	$56
Cabot Oil & Gas	7,586	383
Cal Dive International* (a)	5,834	370
Callon Petroleum*	2,150	45
Carbo Ceramics	3,219	212
Carrizo Oil & Gas*	2,910	85
Cheniere Energy* (a)	7,220	299
Cimarex Energy* (a)	12,486	566
Clayton Williams Energy*	869	38
Comstock Resources*	5,988	196
Crosstex Energy	360	23
Delta Petroleum*	3,480	72
Dril-Quip*	1,115	54
Edge Petroleum*	2,240	59
Encore Acquisition*	6,200	241
Endeavour International* (a)	8,740	44
Energy Partners*	4,303	134
Foundation Coal Holdings	3,580	138
Frontier Oil	8,120	360
FX Energy* (a)	5,310	64
Gasco Energy* (a)	9,940	66
Giant Industries*	1,860	109
Global Industries* (a)	12,275	181
Goodrich Petroleum* (a)	1,580	37
Grey Wolf*	31,204	263
Gulf Island Fabrication	724	21
GulfMark Offshore*	2,481	80
Hanover Compressor*	11,793	163
Harvest Natural Resources*	6,178	66
Holly	3,348	214
Hornbeck Offshore Services*	1,470	54
Houston Exploration*	3,818	257
Hydril*	2,732	188
Input/Output* (a)	10,951	87
James River Coal*	1,850	93
KCS Energy*	7,507	207
KFX* (a)	8,862	152
Lone Star Technologies*	4,713	262
Lufkin Industries	2,130	93
Maritrans	1,320	42
MarkWest Hydrocarbon	880	22
Maverick Tube* (a)	6,427	193
McMoRan Exploration* (a)	3,083	60
Meridian Resource*	10,579	44
Newpark Resources*	12,374	104
NGP Capital Resources	2,790	42
NS Group*	3,393	133
Oceaneering International* (a)	4,215	225
Offshore Logistics*	3,478	129
Oil States International*	5,044	183
Pacific Ethanol* (a)	500	5
Parallel Petroleum*	4,830	68
Parker Drilling*	14,426	134
Penn Virginia	2,898	167
Petrocorp Escrow Shares (b) (c)	2,040	-
Petrohawk Energy*	6,917	100
Petroleum Developement*	2,664	102
Petroquest Energy*	6,330	66
Pioneer Drilling Company*	3,090	60
Remington Oil & Gas*	3,719	154
Resource America, Class A	2,547	45
RPC	2,457	63
St. Mary Land & Exploration	8,482	310
SEACOR Holdings*	2,722	198
Spinnaker Exploration*	3,725	241
Stone Energy*	3,554	217

FIRST AMERICAN FUNDS Annual Report 2005

23

Schedule of Investments September 30, 2005

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Superior Energy Services*	10,591	$245
Superior Well Services*	140	3
Swift Energy*	4,260	195
Syntroleum*	6,060	88
Tetra Technologies*	4,770	149
Tipperary*	2,800	21
TODCO	6,310	263
Toreador Resources* (a)	2,200	78
TransMontaigne*	5,125	41
Tri Valley* (a)	4,050	40
Universal Compression Holdings*	2,899	115
Veritas DGC*	5,108	187
W&T Offshore	1,480	48
Warren Resources* (a)	2,920	49
W-H Energy Services*	4,226	137
Whiting Petroleum*	4,680	205
World Fuel Services	3,452	112
		11,755
Financials – 21.4%
1st Source	1,794	42
21st Century Insurance Group	3,817	61
Aames Investment	7,090	45
ABC Bancorp	2,019	39
Acadia Realty Trust	4,569	82
Accredited Home Lenders Holdings* (a)	2,611	92
Ace Cash Express* (a)	1,550	30
Advance America Cash Advance Centers	10,230	136
Advanta, Class B	2,863	81
Affirmative Insurance	1,620	24
Affordable Residential Communities	3,910	40
Agree Realty	40	1
Alabama National	2,052	131
Alexander's (REIT)*	341	92
Alexandria Real Estate Equities (a)	3,340	276
Alfa	5,669	95
AMCORE Financial	3,295	103
Amegy Bancorp	10,576	239
American Campus Communities	2,070	50
American Equity Investment Life Holding	3,750	43
American Home Mortgage Investment (REIT)	5,381	163
American Physicians Capital*	1,462	72
American West Bancorp*	1,757	41
Ames National	420	12
AMLI Residential Properties Trust (REIT)	3,980	128
Anchor Bancorp	3,388	100
Anthracite Capital (REIT)	8,246	95
Anworth Mortgage Asset (REIT)	7,680	64
Apollo Investment	9,390	186
Arbor Realty Trust	1,220	34
Archipelago Holdings*	4,100	163
Ares Capital	3,880	63
Argonaut Group*	3,963	107
Arrow Financial	1,575	43
Ashford Hospitality Trust	4,700	51
Asta Funding (a)	1,600	49
Baldwin & Lyons, Class B	1,381	35
Banc – Alabama*	2,070	22
BancFirst	552	47
Bancorp Bank*	1,356	22
BancorpSouth	11,830	270
BancTrust Financial Group	1,470	28
Bank Mutual	8,917	96
Bank of Granite	1,995	38
Bank of the Ozarks	1,830	63
BankAtlantic Bancorp	7,313	124

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
BankUnited Financial	3,914	$90
Banner	1,726	46
Bedford Property Investors (REIT)	2,179	52
Berkshire Hills Bancorp	919	31
Beverly Hills Bancorp	2,280	23
BFC Financial*	1,476	10
Bimini Mortgage Management	3,250	37
BioMed Realty Trust	5,400	134
BKF Capital Group	1,050	32
Boston Private Financial	4,231	112
Boykin Lodging (REIT)*	1,810	22
Brandywine Realty Trust (REIT) (a)	8,171	254
Bristol West Holdings (a)	2,600	47
Brookline Bancorp	10,144	160
Calamos Asset Management	3,470	86
Camden National	1,322	50
Capital Automotive	6,272	243
Capital City Bank Group	1,752	66
Capital Corporation of the West	1,538	47
Capital Crossing Bank*	730	25
Capital Lease Funding	3,890	40
Capital Southwest	410	35
Capital Trust	1,780	57
Capitol Bancorp	1,751	57
Cardinal Financial*	2,070	20
Cascade Bancorp	2,858	60
Cash America International	4,345	90
Cathay General Bancorp	6,224	221
Cedar Shopping Centers	3,270	47
Center Financial	1,654	39
Central Coast Bancorp*	1,916	41
Central Pacific Financial	4,855	171
Ceres Group*	5,180	29
Charter Financial	689	23
CharterMac (a)	6,455	132
Chemical Financial	3,796	123
Chittenden	6,992	185
Citizens*	4,768	31
Citizens Banking	6,396	182
Citizens Northern	350	9
City Bank	1,322	45
City Holdings	2,871	103
Clark	2,771	47
Clifton Savings Bancorp	2,360	24
CNA Surety*	2,674	38
Coastal Financial	2,668	40
CoBiz	2,207	41
Cohen & Steers	1,290	26
Collegiate Funding Services*	1,400	21
Colonial Properties Trust (REIT)	4,860	216
Colony Bankcorp	850	23
Columbia Bancorp – Maryland	996	40
Columbia Banking System	2,324	61
Commercial Bankshares	20	1
Commercial Capital Bancorp	6,278	107
Commercial Federal	5,937	203
Commercial Net Lease Realty (REIT)	7,844	157
Community Bancorp – Nevada*	20	1
Community Bank System	4,642	105
Community Banks	3,251	91
Community Trust Bancorp	2,012	65
CompuCredit* (a)	2,913	129
Consolidated-Tomoka Land	841	57
Corporate Office Properties Trust (REIT)	4,527	158
Correctional Properties Trust (REIT)	1,631	48
Corus Bankshares	2,678	147

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

24

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Cousins Properties	6,170	$186
Covanta Holding*	15,318	206
Crawford & Company	2,204	17
Criimi Mae (REIT)*	2,420	42
CVB Financial	6,976	130
Deerfield Triarc Capital*	1,340	19
Delphi Financial Group	4,134	193
Delta Financial	1,670	12
DiamondRock Hospitality (a)	2,010	24
Digital Realty Trust	1,430	26
Dime Community Bancshares	4,034	59
Direct General (a)	2,500	49
Donegal Group, Class A	1,444	31
Doral Financial (a)	12,350	161
EastGroup Properties (REIT)	3,302	144
ECC Capital (REIT)	9,870	32
Education Realty Trust (REIT)	3,280	55
E-Loan*	8,490	36
EMC Insurance Group	1,053	19
Encore Capital Group*	2,080	37
Enstar Group*	583	38
Enterprise Financial Services	1,200	25
Entertainment Properties Trust (REIT)	3,789	169
Equity Inns (REIT)	8,687	117
Equity Lifestyle Properties	2,949	133
Equity One (REIT)	5,838	136
eSPEED, Class A*	3,848	29
EuroBancshares*	1,390	21
Extra Space Storage	4,720	73
F.N.B	8,700	150
F.N.B. – Virginia	1,245	34
Farmers Capital Bank	1,033	32
FBL Financial Group, Class A	1,951	58
Federal Agricultural Mortgage, Class C	1,449	35
FelCor Lodging Trust (REIT)*	7,780	118
Fidelity Bankshares	3,490	107
Fieldstone Investment (REIT)	7,353	86
Financial Federal	2,582	103
Financial Institutions	1,382	25
First Acceptance*	3,510	35
First Bancorp – North Carolina	1,916	38
First Bancorp of Puerto Rico	10,140	172
First Busey	2,284	44
First Cash Financial Services*	2,020	53
First Charter	4,585	112
First Citizens Bancshares, Class A	909	155
First Commonwealth Financial – Pennsylvania	10,825	144
First Community Bancorp	1,938	93
First Community Bancshares – Nevada	1,493	44
First Defiance Financial	30	1
First Financial – Indiana	2,040	55
First Financial Bancorp – Ohio	5,454	101
First Financial Bankshares	2,772	97
First Financial Holdings	2,073	64
First Indiana	1,800	61
First Industrial Realty Trust (REIT) (a)	6,470	259
First Merchants	2,791	72
First Midwest Bancorp (a)	6,770	252
First Niagara Financial Group	17,447	252
First Oak Brook Bancshares	1,154	35
First Place Financial	2,345	52
First Potomac Realty Trust (REIT)	2,590	67
First Regional Bancorp*	370	29
First Republic Bank – California (a)	3,342	118
First South Bancorp	20	1
First State Bancorp – New Mexico	2,628	56

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
FirstBank Fractional Shares (b) (c)	-	$-
FirstFed Financial*	2,791	150
Flagstar Bancorp (a)	5,402	87
Flushing Financial	2,904	48
FPIC Insurance Group*	1,380	50
Franklin Bank*	1,820	29
Fremont General (a)	9,620	210
Frontier Financial	3,711	108
GAMCO Investors	1,137	52
GATX	6,524	258
GB&T Bancshares	1,764	37
Getty Realty (REIT)	2,599	75
GFI Group*	540	22
Glacier Bancorp	4,627	143
Gladstone Capital	1,631	37
Gladstone Investment	2,375	35
Glenborough Realty Trust (REIT)	2,974	57
Glimcher Realty Trust (REIT)	5,395	132
GMH Communities Trust	4,970	73
Gold Banc	5,909	88
Government Properties Trust	3,320	33
Gramercy Capital	1,640	39
Great American Financial Resources	1,360	27
Great Southern Bancorp	1,774	53
Greater Bay Bancorp	7,938	196
Greene County Bancshares	30	1
Greenhill & Company	1,650	69
Hancock Holding	4,032	138
Hanmi Financial	5,110	92
Harbor Florida Bancshares	3,084	112
Harleysville Group	2,220	53
Harleysville National	4,160	91
Harris & Harris Group*	2,670	30
Heartland Financial USA	1,710	33
Heritage Commerce	1,840	38
Heritage Property Investment Trust (REIT)	3,710	130
Hersha Hospitality Trust	3,140	31
Highland Hospitality	5,940	61
Highwoods Properties (REIT) (a)	7,971	235
Hilb, Rogal & Hobbs (a)	4,801	179
Home Properties (REIT)	4,899	192
HomeBanc	7,220	56
Horace Mann Educators	6,458	128
Horizon Financial	1,800	40
Hudson United Bancorp	3,750	159
IBERIABANK	1,356	72
IMPAC Mortgage Holdings (REIT) (a)	11,655	143
Independence Holdings	786	14
Independent Bank	2,527	77
Independent Bank – Michigan	3,350	97
Infinity Property & Casualty	3,123	110
Inland Real Estate	8,420	132
Innkeepers USA Trust (REIT)	6,378	99
Integra Bank	2,624	57
Interchange Financial Services	2,832	49
International Securities Exchange*	1,740	41
Investment Technology Group*	6,173	183
Investors Real Estate Trust (REIT)	7,311	69
Irwin Financial	3,011	61
ITLA Capital*	911	48
Jones Lang LaSalle	5,042	232
Kansas City Life Insurance	152	8
Kearny Financial	3,379	42
Kilroy Realty (REIT) (a)	4,470	250
Kite Realty Group Trust	3,330	50
KMG America*	3,340	27

FIRST AMERICAN FUNDS Annual Report 2005

25

Schedule of Investments September 30, 2005

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
KNBT Bancorp	5,250	$82
Knight Capital Group*	16,693	139
LaBranche* (a)	8,130	71
Lakeland Bancorp	3,085	47
Lakeland Financial	995	41
LandAmerica Financial Group (a)	2,723	176
Lasalle Hotel Properties (REIT)	5,063	174
Lexington Corporate Properties Trust (REIT)	8,267	195
LTC Properties (REIT)	2,539	54
Luminent Mortgage Capital	5,750	43
Macatawa Bank	1,715	59
MAF Bancorp	4,090	168
Maguire Properties	5,840	175
Main Street Banks	2,542	68
MainSource Financial Group	1,685	30
MarketAxess Holdings*	3,570	49
Marlin Business Services*	1,020	24
MB Financial	3,312	129
MBT Financial	2,476	46
MCG Capital	5,712	96
Mercantile Bank	1,296	55
MeriStar Hospitality (REIT)*	13,582	124
Metris*	9,031	132
MFA Mortgage Investments (REIT) (a)	12,409	76
Mid-America Apartment Communities (REIT) (a)	2,332	108
Midland	1,561	56
Mid-State Bancshares	3,459	95
Midwest Banc Holdings	1,852	43
MoneyGram International	12,980	282
MortgageIT Holdings	2,530	36
Nara Bancorp	3,160	47
NASB Financial	522	21
Nasdaq Stock Market* (a)	6,910	175
National Financial Partners	5,490	248
National Health Investors (REIT)	3,527	97
National Health Realty (REIT)	30	1
National Interstate	60	1
National Penn Bancshares	5,214	130
National Western Life Insurance, Class A*	330	70
Nationwide Health Properties (REIT)	10,388	242
Navigators Group*	1,471	55
NBC Capital	32	1
NBT Bancorp	5,030	119
NetB@nk	7,976	66
NewAlliance Bancshares	15,080	221
Newcastle Investment (REIT) (a)	6,219	174
Northern Empire Bancshares*	1,240	31
Northstar Realty Finance	2,960	28
Northwest Bancorp	3,241	69
NovaStar Financial (REIT) (a)	4,086	135
OceanFirst Financial	1,535	37
Ocwen Financial*	6,068	42
Odyssey Re Holdings	100	3
Ohio Casualty	9,436	256
Old National Bancorp	10,239	217
Old Second Bancorp	2,304	69
Omega Financial	1,957	55
OMEGA Healthcare Investors (REIT) (a)	8,264	115
One Liberty Properties	40	1
optionsXpress Holdings	3,540	67
Oriental Financial Group	3,336	41
Origen Financial	1,410	11
Orleans Homebuilders (a)	413	10
Pacific Capital Bancorp	6,896	230
Park National	1,893	205
Parkway Properties (REIT)	1,944	91

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Partners Trust Financial Group (a)	5,350	$62
Peapack-Gladstone Financial	1,257	34
PennFed Financial Services	1,498	27
Pennsylvania (REIT)	5,406	228
Pennsylvania Commerce Bancorp*	680	24
Peoples Bancorp – Ohio	1,459	40
PFF Bancorp	3,204	97
Phoenix Companies (a)	14,319	175
Pinnacle Financial Partners*	1,130	28
Piper Jaffray Companies*	3,090	92
Placer Sierra Bancshares	1,000	27
PMA Capital*	4,644	41
Post Properties (REIT)	6,002	224
Preferred Bank Los Angeles	20	1
Premierwest Bancorp*	2,030	31
Prentiss Properties Trust (REIT)	6,702	272
Presidential Life	3,092	56
PrivateBancorp	2,820	97
ProAssurance*	4,427	207
Prosperity Bancshares	2,864	87
Provident Bankshares	5,107	178
Provident Financial Holdings	868	24
Provident Financial Services	10,930	192
Provident New York Bancorp	6,312	74
PS Business Parks (REIT)	2,705	124
QC Holdings*	850	11
R&G Financial	4,198	58
RAIT Investment Trust (REIT)	3,962	113
Ramco-Gershenson Properties Trust (REIT)	2,448	71
Redwood Trust (REIT) (a)	3,050	148
Renasant	1,542	49
Republic Bancorp	10,947	155
Republic Bancorp, Class A – Kentucky	1,062	22
RLI (a)	3,484	161
Rockville Financial*	1,390	19
Royal Bancshares of Pennsylvania, Class A	17	-
S&T Bancorp (a)	4,065	154
Safety Insurance Group	1,715	61
Sanders Morris Harris Group	2,069	34
Sandy Spring Bancorp	2,168	73
Santander Bancorp	904	22
Saul Centers (REIT)	1,919	69
Saxon Capital	7,520	89
SCBT Financial	1,396	44
SeaBright Insurance Holdings*	1,310	17
Seacoast Banking	1,987	47
Security Bank	1,606	40
Selective Insurance Group	4,277	209
Senior Housing Properties Trust (REIT) (a)	9,227	175
Sierra Bancorp	580	13
Signature Bank*	1,090	29
Simmons First National, Class A	2,174	62
Sizeler Property Investors (REIT)	2,860	35
Sound Federal Bancorp	50	1
Southside Bancshares	1,682	32
Southwest Bancorp – Oklahoma	1,834	40
Sovran Self Storage (REIT)	2,556	125
Spirit Finance	10,930	123
State Auto Financial	2,315	73
State Bancorp	1,664	30
State Financial Services, Class A	987	36
Sterling Bancorp	2,776	62
Sterling Bancshares	6,811	100
Sterling Financial – Pennsylvania	3,863	78
Sterling Financial – Washington	5,121	115
Stewart Information Services	2,584	132

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

26

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Stifel Financial*	1,246	$45
Strategic Hotel Capital	4,620	84
Suffolk Bancorp	1,578	50
Summit Bancshares	50	1
Summit Financial Group	790	22
Sun Bancorp – New Jersey*	1,748	37
Sun Communities (REIT)	2,507	82
Sunstone Hotel Investors	3,400	83
Susquehanna Bancshares	7,224	174
SVB Financial Group*	5,218	254
SWS Group	2,615	43
SY Bancorp	2,034	48
Tanger Factory Outlet Centers (REIT)	4,676	130
Tarragon Realty Investors*	1,834	34
Taubman Centers (REIT)	7,852	249
Taylor Capital Group	670	25
Technology Investment Capital	410	6
Tejon Ranch*	1,304	61
Texas Capital Bancshares*	3,650	77
Texas Regional Bancshares, Class A	6,206	179
TierOne	2,684	71
Tompkins Trustco	964	42
Tower Group	2,590	39
Town & Country Trust (REIT) (a)	2,650	77
Tradestation Group*	3,229	33
Trammell Crow*	5,174	128
Triad Guaranty* (a)	1,491	58
TriCo Bancshares	1,926	41
TrustCo Bank Corporation of New York (a)	11,331	142
Trustmark	7,010	195
Trustreet Properties (REIT)	9,250	145
UCBH Holdings (a)	12,520	229
UICI	5,335	192
UMB Financial	2,355	155
Umpqua Holdings (a)	6,961	169
Union Bankshares	1,489	62
United Bankshares	5,800	203
United Capital*	40	1
United Community Banks	4,895	140
United Community Financial	4,635	52
United Fire & Casualty	2,484	112
United PanAm Financial*	801	20
United Security Bancshares	900	25
Universal American Financial* (a)	3,770	86
Universal Health Realty Income Trust (REIT)	1,747	58
Univest Corporation of Pennsylvania	1,965	54
Unizan Financial	3,324	80
Urstadt Biddle Properties, Class A (REIT)	3,617	55
USB Holding	2,053	47
USB Holding Company Fractional Share (b) (c)	-	-
USI Holdings*	6,079	79
U-Store-It-Trust	4,840	98
Vineyard National Bancorp	1,210	36
Virginia Commerce Bancorp*	1,467	40
Virginia Financial Group	1,237	45
W Holding Company	14,590	139
Waddell & Reed Financial (a)	10,230	198
Washington Real Estate Investment Trust (REIT)	6,337	197
Washington Trust Bancorp	1,792	49
WesBanco	3,246	89
West Bancorp	2,896	54
West Coast Bancorp – Oregon	2,580	65
Westamerica Bancorporation	4,230	218
Western Sierra Bancorp*	1,108	38
Westfield Financial	561	13
Wilshire Bancorp	2,390	37

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Winston Hotels (REIT)	3,986	$40
Wintrust Financial	3,643	183
World Acceptance*	2,765	70
WSFS Financial	1,033	61
Yardville National Bancorp	1,494	53
Zenith National Insurance	1,853	116
ZipRealty*	790	10
		38,114
Health Care – 12.8%
Aastrom Biosciences* (a)	15,760	37
Abaxis*	3,000	39
Abgenix* (a)	13,758	174
ABIOMED*	2,620	26
ACADIA Pharmaceuticals*	2,530	29
Adams Respiratory Therapeutics*	720	23
Adeza Biomedical*	650	11
Adolor*	6,513	70
Advanced Neuromodulation Systems*	2,990	142
Advisory Board* (a)	3,042	158
Albany Molecular Research*	3,583	44
Alderwoods Group*	6,040	99
Alexion Pharmaceuticals*	4,212	117
Align Technology* (a)	8,984	60
Alkermes* (a)	13,383	225
Alliance Imaging*	2,171	19
Allied Healthcare International*	4,780	27
Allscripts Healthcare Solutions* (a)	4,731	85
Alpharma, Class A	5,971	149
AMEDISYS* (a)	2,230	87
America Service Group*	1,830	30
American Dental Partners*	1,230	42
American Healthways*	4,908	208
American Medical Systems*	9,410	190
American Retirement*	4,280	81
AMICAS*	6,960	38
AMN Healthcare Services*	1,968	30
Amsurg, Class A* (a)	4,450	122
Amylin Pharmaceuticals* (a)	15,780	549
Analogic	1,940	98
Andrx Group*	11,330	175
Angiodynamics*	380	8
Animas* (a)	1,110	17
Antigenetics* (a)	4,358	24
Applera*	11,423	139
Apria Healthcare Group*	7,210	230
Arena Pharmaceuticals*	5,460	54
Ariad Pharmaceuticals*	7,960	59
Arqule*	4,880	38
Array Biopharma*	5,500	39
Arrow International	3,184	90
Arthrocare*	3,626	146
Aspect Medical Systems*	2,128	63
AtheroGenics* (a)	5,685	91
AVANIR Pharmaceuticals*	16,650	51
Barrier Therapeutics*	1,460	12
Bentley Pharmaceuticals*	2,639	32
Beverly Enterprises* (a)	16,502	202
Bioenvision*	5,270	42
BioMarin Pharmaceutical*	11,070	97
Bio-Rad Laboratories, Class A*	2,650	146
Bio-Reference Labs*	1,440	25
BioScrip*	5,790	38
Biosite*	2,238	138
Bruker BioSciences*	3,747	16
Caliper Life Sciences*	4,240	30

FIRST AMERICAN FUNDS Annual Report 2005

27

Schedule of Investments September 30, 2005

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Candela*	3,302	$32
Cantel Medical* (a)	1,770	37
Caraco Pharmaceutical Laboratories*	1,560	14
Cell Genesys*	6,839	37
Cell Therapeutics* (a)	10,577	30
Centene*	6,270	157
Cepheid*	6,392	47
Chemed	3,746	162
CNS	2,210	58
Coley Pharmaceuticals Group*	190	3
Computer Programs & Systems	1,119	39
CONMED*	4,349	121
Connetics* (a)	5,318	90
Conor Medsystems*	1,370	32
Corvel*	1,088	26
Cotherix*	1,940	27
Cross Country Healthcare*	3,984	74
Cubist Pharmaceuticals* (a)	8,163	176
CuraGen*	7,404	37
Curis*	8,210	38
CV Therapeutics* (a)	6,089	163
Cyberonics* (a)	3,252	97
Cypress Biosciences*	5,050	27
Datascope	1,734	54
deCODE Genetics*	8,248	69
Dendreon*	9,770	66
Dendrite International*	6,134	123
DexCom*	740	9
Diagnostic Products	3,381	178
Digene*	2,416	69
Discovery Laboratories*	8,060	52
Diversa*	4,068	24
DJ Orthopedics* (a)	3,087	89
DOV Pharmaceutical*	3,523	60
Durect* (a)	5,212	36
DUSA Pharmaceuticals*	2,580	27
Eclipsys* (a)	6,104	109
Emageon*	1,380	19
Encore Medical* (a)	6,470	30
Encysive Pharmaceuticals*	8,755	103
Enzo Biochem*	4,356	67
Enzon*	6,621	44
EPIX Medical*	3,924	30
eResearch Technology*	7,543	107
EV3*	710	13
Exelixis*	11,323	87
Eyetech Pharmaceuticals*	5,240	94
First Horizon Pharmaceutical* (a)	4,503	89
FoxHollow Technologies* (a)	2,000	95
Genesis HealthCare*	3,076	124
Genitope* (a)	3,730	26
Gentiva Health Services*	3,528	64
Geron* (a)	8,353	86
Greatbatch*	3,252	89
GTx*	940	9
Haemonetics*	3,486	166
HealthExtras*	3,215	69
HealthTronics*	5,280	53
Hi-Tech Pharmacal*	810	24
Hologic*	3,225	186
Hooper Holmes	9,836	39
Horizon Health*	830	23
Human Genome Sciences* (a)	19,850	270
ICOS*	9,070	251
ICU Medical* (a)	1,831	53
Idenix Pharmaceuticals*	1,040	26

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
IDX Systems*	3,509	$152
I-Flow* (a)	3,120	43
Illumina*	5,020	64
Immucor* (a)	6,847	188
ImmunoGen*	6,293	46
Incyte*	11,749	55
Inspire Pharmaceuticals*	6,968	53
Integra LifeSciences*	3,277	125
InterMune*	3,795	63
IntraLase*	1,350	20
Introgen Therapeutics* (a)	2,850	15
Intuitive Surgical* (a)	5,210	382
Invacare	4,442	185
Inverness Medical Innovations*	2,447	65
IRIS International*	2,560	47
Isis Pharmaceuticals*	8,906	45
Ista Pharmaceuticals*	1,810	12
Kensey Nash* (a)	1,638	50
Keryx Biopharmaceuticals* (a)	3,720	59
Kindred Healthcare*	4,464	133
K-V Pharmaceutical, Class A*	5,413	96
Kyphon*	4,019	177
LabOne*	2,879	125
Laserscope* (a)	3,118	88
LCA-Vision	2,845	106
Lexicon Genetics*	9,590	38
LifeCell*	4,670	101
Lifeline Systems*	1,906	64
Luminex*	3,858	39
Magellan Health Services*	4,050	142
MannKind*	3,060	42
Marshall Edwards* (a)	1,240	7
Martek Biosciences* (a)	4,810	169
Matria Healthcare*	2,658	100
Matthews International, Class A	4,812	182
Maxygen*	3,869	32
Medarex*	16,641	158
MedCath*	1,040	25
Medicines*	7,324	169
Medicis Pharmaceutical, Class A (a)	7,970	260
Mentor (a)	4,722	260
Merge Technologies* (a)	1,890	32
Meridian Bioscience	2,640	55
Merit Medical Systems*	4,025	71
MGI Pharma*	10,350	241
Micro Therapeutics*	2,025	11
Mine Safety Appliances	4,006	155
Molecular Devices*	2,672	56
Molina Healthcare*	1,780	44
Momenta Pharmaceuticals* (a)	1,430	39
Monogram Biosciences*	18,980	45
MWI Veterinary Supply*	110	2
Myogen*	2,740	64
Myriad Genetics*	4,636	101
NABI Biopharmaceuticals*	8,866	116
Nanogen*	7,200	23
Nastech Pharmaceutical*	2,790	39
National Healthcare	1,027	36
NDCHealth	5,341	101
Nektar Therapeutics* (a)	12,500	212
NeoPharm*	2,961	37
Neurocrine Biosciences* (a)	5,160	254
Neurogen*	3,440	24
Neurometrix*	890	26
New River Pharmaceuticals*	950	46
Nitromed*	2,550	46

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

28

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Northfield Laboratories* (a)	3,540	$46
Noven Pharmaceuticals*	3,553	50
NPS Pharmaceuticals*	6,299	64
NuVasive*	1,360	25
Nuvelo*	6,268	60
OCA* (a)	7,257	11
Occulogix*	1,450	9
Odyssey Healthcare*	5,461	93
Onyx Pharmaceuticals*	5,467	137
Option Care	3,415	50
OraSure Technologies*	6,826	64
Orchid Cellmark*	3,790	32
Owens & Minor	5,677	167
Pain Therapeutics*	4,225	27
PainCare Holdings*	6,690	25
Palomar Medical Technologies*	2,620	69
Par Pharmaceutical Companies*	5,150	137
PAREXEL International*	3,873	78
Pediatrix Medical Group* (a)	3,375	259
Penwest Pharmaceuticals*	3,364	59
Perrigo (a)	12,748	182
Per-Se Technologies* (a)	3,764	78
Pharmion* (a)	3,800	83
PolyMedica	2,796	98
POZEN*	4,125	45
PRA International*	1,430	43
Priority Healthcare, Class B*	4,986	139
Progenics Pharmaceutical*	2,270	54
PSS World Medical*	9,755	130
Psychiatric Solutions* (a)	3,410	185
Radiation Therapy Services* (a)	1,230	39
Regeneron Pharmaceutical*	5,251	50
RehabCare Group*	2,783	57
Renovis*	2,990	40
Res-Care*	3,000	46
Rigel Pharmaceuticals*	2,840	68
Salix Pharmaceuticals* (a)	5,522	117
Savient Pharmaceuticals*	9,410	35
Seattle Genetics*	4,010	21
Senomyx*	3,260	56
Serologicals* (a)	5,393	122
SFBC International* (a)	2,408	107
Somanetics*	1,600	40
SonoSite*	2,531	75
Specialty Laboratories*	1,368	18
StemCells* (a)	9,680	53
Stereotaxis*	1,870	14
STERIS	10,450	249
Stewart Enterprises, Class A	16,029	106
Stratagene*	1,160	10
Sunrise Senior Living* (a)	2,533	169
SuperGen* (a)	8,548	54
SurModics* (a)	2,441	94
Sybron Dental Specialties*	5,944	247
Symbion*	1,870	48
Symmetry Medical*	1,380	33
Tanox*	4,083	60
Telik* (a)	7,644	125
Tercica*	980	11
Thoratec*	7,594	135
Threshold Pharmaceutical*	30	-
Trimeris*	2,685	41
TriPath Imaging*	4,732	33
TriZetto Group*	5,451	77
U.S. Physical Therapy*	1,840	33
United Surgical Partners*	6,502	254

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
United Therapeutics*	3,291	$230
Varian* (a)	4,806	165
Ventana Medical Systems*	4,640	177
Ventiv Health*	3,340	88
Vertex Pharmaceuticals* (a)	14,040	314
ViaCell*	1,280	7
Viasys Healthcare*	4,623	116
VistaCare, Class A*	1,550	22
Vital Images* (a)	1,900	42
Vital Signs	979	45
VNUS Medical Technologies*	940	10
WellCare Group*	2,310	86
West Pharmaceutical Services	4,702	140
Wright Medical Group*	4,564	113
Young Innovations	806	31
Zoll Medical*	1,585	42
ZymoGenetics*	3,339	55
		22,813
Industrials – 14.9%
3D Systems*	1,880	42
A.O. Smith	2,526	72
A.S.V.*	2,694	61
AAON*	1,510	28
AAR*	4,893	84
ABM Industries	6,359	132
ABX Air*	9,040	74
Accuride*	1,730	24
Actuant, Class A	4,038	189
Acuity Brands (a)	6,646	197
Administaff	3,051	121
AGCO* (a)	13,220	241
AirTran Holdings* (a)	13,075	166
Alamo Group	950	19
Alaska Air Group* (a)	4,213	122
Albany International, Class A	4,245	157
Amerco	1,600	93
American Ecology	1,870	37
American Reprographics*	1,010	17
American Science & Engineering*	1,280	84
American Superconductor* (a)	4,300	45
American Woodmark	1,838	62
Ameron International	1,408	65
Angelica	1,537	27
Apogee Enterprises	4,193	72
Applied Industrial Technology	4,416	158
Applied Signal Technology	1,704	33
ARGON ST*	1,370	40
Arkansas Best	3,722	130
Armor Holdings* (a)	4,982	214
Artesyn Technologies* (a)	5,907	55
Asset Acceptance Capital*	1,350	40
Astec Industries*	2,372	67
Aviall*	4,390	148
Badger Meter	870	34
Baldor Electric	4,873	124
Banta	3,928	200
Barnes Group	2,585	93
BE Aerospace*	8,590	142
Beacon Roofing Supply*	2,370	77
BlueLinx Holdings	1,010	14
Bowne & Company	5,159	74
Brady, Class A (a)	6,246	193
Briggs & Stratton	6,670	231
Bright Horizons Family Solutions*	4,080	157
Bucyrus International	2,670	131

FIRST AMERICAN FUNDS Annual Report 2005

29

Schedule of Investments September 30, 2005

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Builders FirstSource*	1,010	$23
C&D Technologies	3,826	36
Cascade	1,836	89
Casella Waste Systems*	3,373	44
CBIZ*	10,858	55
CDI	1,190	35
Central Parking	3,183	48
Cenveo*	7,600	79
Ceradyne*	3,694	135
Circor International	2,577	71
CLARCOR	7,764	223
Clean Harbors*	2,460	84
Coinstar*	3,821	71
Color Kinetics*	1,050	16
Comfort Systems USA*	6,610	58
Commercial Vehicle Group*	1,700	36
CompX International	20	-
COMSYS IT Partners*	1,950	24
Consolidated Graphics*	1,753	75
Continental Airlines, Class B* (a)	10,333	100
Corrections Corporation of America*	5,937	236
CoStar Group*	2,415	113
Covenant Transport, Class A*	1,493	18
CRA International*	1,747	73
Crane	6,880	205
Cubic (a)	2,693	46
Curtiss-Wright	3,176	196
Delta Air Lines* (a)	20,780	16
DiamondCluster, Class A*	4,040	31
Dollar Thrifty Automotive*	3,722	125
DRS Technologies	4,076	201
Duratek*	1,748	32
Dycom Industries* (a)	7,486	151
Dynamex*	1,800	28
Dynamic Materials	420	18
EDO	2,345	70
Educate*	3,080	46
EGL*	5,781	157
Electro Rent*	3,099	39
ElkCorp	3,044	109
EMCOR Group* (a)	2,406	143
Encore Wire*	2,727	44
Energy Conversion Devices* (a)	3,282	147
EnerSys*	5,580	85
Engineered Support Systems	5,773	237
Ennis Business Forms	3,770	63
EnPro Industries*	3,145	106
ESCO Technologies* (a)	3,922	196
Essex*	2,790	60
Esterline Technologies* (a)	3,717	141
Evergreen Solar*	6,110	57
Exponent*	1,030	32
ExpressJet Holdings* (a)	6,572	59
Federal Signal	7,294	125
First Advantage*	20	1
Flanders*	2,250	27
Florida East Coast Industries, Class A	3,916	177
Flowserve* (a)	8,506	309
Forward Air	4,873	180
Franklin Electric	2,738	113
Freightcar America	1,240	51
Frontier Airlines*	5,380	53
Frozen Food Express Industries*	2,370	25
FTI Consulting*	6,391	161
FuelCell Energy* (a)	7,169	79
G&K Services, Class A	2,646	104

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Gardner Denver*	3,616	$161
Gehl Company*	1,575	44
GenCorp*	8,170	152
General Cable*	5,817	98
Genesee & Wyoming, Class A*	3,076	98
Genlyte Group* (a)	3,614	174
Geo Group*	1,427	38
GEVITY HR	4,074	111
Global Power Equipment Group*	5,814	41
Gorman-Rupp	1,428	34
Granite Construction	5,215	199
Greenbrier Companies	979	33
Griffon* (a)	4,213	104
Healthcare Services Group	4,059	78
Heartland Express (a)	7,103	144
HEICO	3,350	78
Heidrick & Struggles International*	2,881	93
Herley Industries*	1,972	37
Hexcel*	7,730	141
Hub Group*	2,640	97
Hudson Highland Group*	3,432	86
Hughes Supply (a)	9,430	307
Huron Consulting Group*	970	26
Huttig Building Products*	2,230	20
II-VI*	3,474	62
IKON Office Solutions	15,510	155
Imagistics International*	2,293	96
Innovative Solutions and Support* (a)	1,800	28
Insituform Technologies, Class A*	4,041	70
Interline Brands*	2,150	45
Intermagnetics General*	4,157	116
Interpool	1,290	24
Ionatron* (a)	3,780	38
Jackson Hewitt Tax Service	5,580	133
Jacuzzi Brands*	11,560	93
JLG Industries	7,554	276
John H. Harland	4,150	184
K&F Industries Holdings*	1,170	20
Kadant*	2,092	42
Kaman	3,504	72
Kansas City Southern Industries*	12,260	286
Kaydon (a)	4,247	121
Kelly Services, Class A	2,957	91
Kennametal	5,621	276
Kforce*	4,390	45
Kirby*	3,283	162
Knight Transportation	6,180	151
Knoll	670	12
Korn/Ferry International*	5,371	88
LaBarge*	1,560	20
Labor Ready*	7,286	187
Lawson Products	680	25
Layne Christensen*	1,690	40
Learning Tree International* (a)	1,507	20
LECG*	2,250	52
Lennox International	7,618	209
Lincoln Electric Holdings	5,421	214
Lindsay Manufacturing	1,953	43
LSI Industries	2,933	56
MAIR Holdings*	60	-
Manitowoc	4,473	225
Marten Transport*	1,580	40
Mascotech Escrow Shares (b) (c)	9,571	-
MasTec*	4,033	44
McGrath Rentcorp	3,320	94
Medis Technologies* (a)	2,236	40

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

30

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Mercury Computer Systems* (a)	3,161	$83
Mesa Air Group* (a)	5,411	45
Middleby*	630	46
Mobile Mini* (a)	2,191	95
Moog, Class A*	5,269	156
MTC Technologies*	1,242	40
Mueller Industries	5,508	153
NACCO Industries, Class A	769	88
Navigant Consulting*	7,259	139
NCI Building Systems* (a)	3,144	128
NCO Group*	4,649	96
Nordson	3,660	139
NuCo2*	1,420	37
Odyssey Marine Exploration*	5,540	20
Old Dominion Freight Lines*	2,834	95
Omega Flex*	30	-
Orbital Sciences*	8,674	108
PAM Transportation Services*	29	-
Pacer International	4,770	126
Perini*	1,811	33
PHH*	7,250	199
Pico Holdings*	1,369	48
Pike Electric*	1,360	25
Pinnacle Airlines*	3,330	22
Plug Power*	6,639	45
Portfolio Recovery Associates* (a)	2,096	91
Powell Industries*	1,172	26
Power-One*	10,805	60
Preformed Line Products	20	1
Pre-Paid Legal Services	1,680	65
PRG-Schultz International*	7,044	21
Quanta Services* (a)	16,077	205
RailAmerica*	6,325	75
Raven Industries	2,314	68
Regal-Beloit (a)	3,800	123
Reliance Steel & Aluminum	4,296	227
Republic Airways Holdings*	880	13
Resources Connection*	7,056	209
Robbins & Myers	1,864	42
Rollins	4,672	91
Rush Enterprises*	3,240	50
Schawk	1,564	31
School Specialty*	3,377	165
SCS Transportation*	2,555	40
Sequa, Class A*	930	55
Shaw Group*	11,917	294
SI International*	1,140	35
Simpson Manufacturing	5,474	214
SIRVA*	3,630	27
SkyWest	8,628	231
Sotheby's Holdings, Class A*	5,582	93
SOURCECORP*	2,365	51
Spherion*	9,285	71
Standard Register	2,031	30
Standex International	2,032	54
Stewart & Stevenson Services	4,356	104
Strayer Education	2,209	209
Sun Hydraulics	1,035	25
Sypris Solutions	1,163	12
Tecumseh Products, Class A	2,485	53
Teledyne Technologies*	5,016	173
Teletech Holdings*	5,384	54
Tennant	920	38
Tetra Tech*	7,907	133
The Providence Service*	1,490	46
Titan International (a)	2,010	28

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Tredegar	4,315	$56
Trex* (a)	1,769	42
Trinity Industries	6,048	245
Triumph Group*	2,388	89
TRM*	1,690	26
TurboChef Technologies* (a)	2,000	31
U.S. Xpress Enterprises*	1,003	12
UAP Holding	4,790	87
Ultralife Batteries*	2,410	31
United Industrial	1,450	52
United Rentals*	9,486	187
United Stationers*	4,891	234
Universal Forest Products	2,363	135
Universal Technical Institute*	2,730	97
Universal Truckload Services*	20	-
URS* (a)	5,698	230
USA Truck*	790	20
Valence Technology* (a)	6,557	18
Valmont Industries	2,354	69
Vertrue*	882	32
Viad	2,730	75
Vicor	2,890	44
Volt Information Sciences*	1,366	28
Wabash National	4,608	91
Wabtec	6,772	185
Walter Industries	5,495	269
Washington Group International*	4,061	219
Waste Connections* (a)	5,511	193
Waste Industries USA	880	12
Waste Services*	9,880	37
Water Pik Technologies*	1,710	35
Watsco (a)	3,335	177
Watson Wyatt & Company Holdings	5,348	144
Watts Water Technologies, Class A	3,708	107
Werner Enterprises	7,580	131
Woodward Governor	1,479	126
World Air Holdings*	3,640	39
York International	6,219	349
		26,515
Information Technology – 17.9%
3Com* (a)	55,250	225
Actel*	3,801	55
Acxiom	13,280	249
Adaptec*	16,796	64
ADE*	1,630	37
Adtran	9,490	299
Advanced Analogic Technologies*	460	5
Advanced Digital Information*	9,623	90
Advanced Energy Industries*	3,579	39
Advent Software* (a)	3,462	93
Aeroflex* (a)	11,199	105
Agile Software*	8,968	64
Agilysys	4,434	75
Airspan Networks* (a)	5,290	27
Altiris*	3,522	54
AMIS Holdings*	5,420	64
Amkor Technology* (a)	15,510	68
Anaren*	2,827	40
Anixter International	4,349	175
Ansoft*	1,127	33
ANSYS* (a)	4,686	180
Anteon International* (a)	4,114	176
Applied Digital Solutions* (a)	9,660	28
Applied Films*	2,534	53
Applied Micro Circuits*	45,340	136

FIRST AMERICAN FUNDS Annual Report 2005

31

Schedule of Investments September 30, 2005

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
aQuantive* (a)	8,072	$162
Ariba*	9,801	56
Arris Group*	14,171	168
AsiaInfo Holdings*	6,063	29
Aspen Technology*	7,098	44
Asyst Technologies*	8,076	38
Atari*	7,518	11
Atheros Communications* (a)	3,910	38
Atmel*	65,080	134
ATMI*	5,470	170
Audiovox*	2,681	37
August Technology*	2,660	28
Autobytel*	7,141	36
Avocent* (a)	7,040	223
Axcelis Technologies* (a)	15,013	78
Bankrate* (a)	1,470	40
BearingPoint* (a)	27,000	205
BEI Technologies	1,844	65
Bel Fuse	1,724	63
Belden CDT (a)	6,936	135
Bell Microproducts*	4,480	45
Benchmark Electronics* (a)	6,176	186
Black Box (a)	2,558	107
Blackbaud	1,278	18
Blackboard*	2,100	53
Blue Coat Systems*	1,580	69
Borland Software*	12,003	70
Bottomline Technologies*	1,990	30
Brightpoint*	4,050	78
Brocade Communications Systems*	40,440	165
Brooks Automation* (a)	6,711	89
Cabot Microelectronics* (a)	3,775	111
Catapult Communications*	1,223	22
CCC Information Services Group*	1,349	35
C-COR.net* (a)	7,199	49
Checkpoint Systems*	5,608	133
China Energy Savings Technology*	10	-
CIBER* (a)	8,761	65
Ciena*	84,210	222
Cirrus Logic*	12,823	97
Click Commerce*	1,280	23
CMGI*	72,646	121
CNET Networks* (a)	19,492	265
Cogent* (a)	3,130	74
Cognex	6,095	183
Coherent*	4,534	133
Cohu	3,208	76
CommScope* (a)	8,260	143
Comtech Telecommunications*	3,269	136
Concur Technologies*	4,502	56
Conexant Systems*	72,960	131
Covansys*	3,770	60
Credence Systems* (a)	12,092	96
CSG Systems International*	7,596	165
CTS	5,452	66
CyberGuard*	2,945	24
CyberSource*	4,640	31
Cymer*	5,469	171
Cypress Semiconductor* (a)	19,530	294
Daktronics (a)	2,481	59
Digi International*	3,690	40
Digital Insight*	5,259	137
Digital River* (a)	5,159	180
Digitas* (a)	12,343	140
Diodes*	1,223	44
Dionex*	3,044	165

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Ditech Communications*	4,823	$33
Dot Hill Systems*	6,599	44
DSP Group*	4,264	109
DTS*	2,600	44
EarthLink*	18,813	201
Echelon*	4,372	40
eCollege.com*	2,742	41
eFunds*	6,847	129
Electro Scientific Industries*	4,277	96
Electronics for Imaging*	8,023	184
EMCORE*	5,730	35
Emulex* (a)	12,380	250
EndWave* (a)	1,050	14
Entegris*	16,057	181
Entrust*	9,343	52
Epicor Software*	7,184	93
EPIQ Systems*	2,346	51
Equinix*	2,380	99
Euronet Worldwide*	4,448	132
Exar*	5,434	76
Excel Technologies*	1,815	47
Extreme Networks* (a)	18,265	81
FactSet Research Systems	5,180	183
Fairchild Semiconductor International, Class A* (a)	17,000	253
FalconStor Software* (a)	3,577	22
Fargo Electronics*	1,960	34
FARO Technologies* (a)	1,820	35
FEI*	3,510	68
FileNet*	6,017	168
Finisar*	28,416	39
FormFactor*	4,790	109
Forrester Research*	1,918	40
Foundry Networks* (a)	17,280	219
Gartner, Class A* (a)	8,416	98
Gateway*	37,823	102
Genesis Microchip*	4,952	109
Glenayre Technologies*	10,360	37
Global Imaging Systems*	3,478	118
GlobeTel Communications* (a)	9,880	14
Greenfield Online*	1,610	9
Harmonic*	11,015	64
Helix Technology	3,937	58
Homestore* (a)	19,786	86
HouseValues* (a)	980	14
Hutchinson Technology* (a)	3,741	98
Hypercom*	7,912	52
Identix*	13,401	63
iGATE*	3,583	13
Imation	4,860	208
Infocrossing* (a)	2,700	25
Informatica*	13,089	157
InfoSpace*	5,002	119
infoUSA	5,471	58
Integral Systems	1,610	33
Integrated Device Technology*	28,845	310
Integrated Silicon Solution*	6,132	52
InterDigital Communications*	7,920	156
Intergraph*	4,253	190
International DisplayWorks* (a)	4,790	28
Internet Capital Group*	5,790	51
Internet Security Systems*	5,899	142
Inter-Tel	3,224	68
Intervideo*	1,470	15
InterVoice*	5,696	51
Interwoven*	6,121	50
Intevac*	2,870	30

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

32

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Intrado*	2,966	$53
iPass*	7,630	41
iPayment*	1,809	68
Itron*	3,449	157
iVillage*	6,120	44
Ixia* (a)	4,569	67
IXYS*	3,241	34
J2 Global Communications* (a)	3,202	129
Jack Henry & Associates	9,810	190
JAMDAT Mobile* (a)	1,420	30
JDA Software*	4,426	67
Jupitermedia* (a)	2,910	52
Kanbay International*	3,070	58
Keane* (a)	7,234	83
Keithley Instruments	1,890	28
KEMET* (a)	12,822	107
Keynote Systems*	2,645	34
Komag* (a)	4,365	140
Kopin*	10,434	73
Kronos*	4,828	216
Kulicke & Soffa*	8,378	61
Landauer	1,132	55
Lattice Semiconductor* (a)	17,131	73
Lawson Software* (a)	9,545	66
Leadis Technology*	1,070	7
LeCroy*	1,420	21
Lexar Media*	11,974	77
Lionbridge Technologies* (a)	6,443	43
Littelfuse*	3,324	94
Lo-Jack*	2,620	55
LTX*	9,246	39
Macrovision* (a)	7,595	145
Magma Design Automation*	4,284	35
Majesco Entertainment Company*	2,550	3
Manhattan Associates*	4,541	105
ManTech International*	2,365	62
MapInfo* (a)	3,470	43
Marchex* (a)	3,070	51
MatrixOne*	8,698	46
Mattson Technology*	6,857	51
Maximus	2,840	102
Maxtor*	38,190	168
McDATA, Class A*	20,340	107
Measurement Specialties*	1,830	39
Mentor Graphics* (a)	11,767	101
Methode Electronics, Class A	5,391	62
Metrologic Instruments*	1,796	33
Micrel* (a)	9,404	106
Micromuse*	11,958	94
Micros Systems* (a)	5,470	239
Microsemi* (a)	9,286	237
MicroStrategy* (a)	2,082	146
Microtune*	8,840	55
Midway Games* (a)	2,800	43
MIPS Technologies, Class A*	6,290	43
MKS Instruments* (a)	4,924	85
Mobility Electronics*	4,240	45
Monolithic Power Systems*	2,670	23
Motive*	1,890	12
MPS Group*	15,636	185
MRO Software*	3,364	57
MRV Communications*	15,725	33
MTS Systems	2,977	112
Multi-Fineline Electronix*	1,030	30
Ness Technologies*	2,340	23
NETGEAR* (a)	4,800	115

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
NetIQ*	8,476	$104
Netlogic Microsystems*	1,620	35
NetRatings*	2,128	32
NetScout Systems*	4,077	22
Newport*	5,460	76
NIC*	5,349	35
Novatel Wireless* (a)	4,500	65
OmniVision Technologies* (a)	8,590	108
ON Semiconductor*	20,838	108
Online Resources*	3,290	35
Open Solutions*	2,280	50
Openwave Systems* (a)	10,364	186
Oplink Communications*	15,512	24
Opsware*	9,974	52
Optical Communication Products*	89	-
OSI Systems* (a)	2,269	36
Packeteer*	5,017	63
Palm* (a)	6,265	177
PAR Technology*	620	14
Parametric Technology*	40,257	281
Park Electrochemical	2,998	80
Paxar*	5,289	89
PDF Solutions*	2,516	42
Pegasus Solutions*	3,731	34
Pegasystems*	1,940	12
Pericom Semiconductor*	3,801	34
Perot Systems, Class A*	12,691	180
Phase Forward*	1,720	19
Phoenix Technologies*	3,850	29
Photon Dynamics*	2,555	49
Photronics* (a)	5,607	109
Pixelworks*	6,959	46
Plantronics	7,020	216
Plexus*	6,542	112
PLX Technology*	3,700	31
PMC-Sierra* (a)	26,730	235
Polycom* (a)	14,130	228
PortalPlayer* (a)	1,740	48
Power Integrations*	4,743	103
Powerwave Technologies* (a)	14,763	192
Presstek*	4,417	57
Progress Software*	4,787	152
QAD	2,194	18
Quality Systems	1,152	80
Quantum* (a)	27,624	85
Quest Software* (a)	8,474	128
Radiant Systems*	3,550	37
RadiSys*	2,953	57
Rambus* (a)	14,890	180
RealNetworks*	17,070	97
Redback Networks*	5,410	54
Renaissance Learning	1,314	23
RF Micro Devices*	28,272	160
RightNow Technologies*	1,080	16
Rimage*	1,470	39
Rofin-Sinar Technologies*	2,295	87
Rogers*	2,483	96
RSA Security*	10,726	136
Rudolph Technologies* (a)	1,950	26
S1*	10,580	41
SAFENET* (a)	3,645	132
Sapient* (a)	12,367	77
ScanSoft*	14,581	78
ScanSource*	1,880	92
SeaChange International*	4,205	27
Secure Computing*	6,112	69

FIRST AMERICAN FUNDS Annual Report 2005

33

Schedule of Investments September 30, 2005

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Semitool*	2,792	$22
Semtech* (a)	10,140	167
SERENA Software*	3,929	78
SigmaTel*	5,180	105
Silicon Image*	11,908	106
Silicon Laboratories* (a)	6,290	191
Silicon Storage Technology*	14,091	76
SiRF Technology Holdings*	4,670	141
Skyworks Solutions* (a)	23,740	167
Sohu.com*	3,801	65
Sonic Solutions*	3,241	70
SonicWALL*	7,929	50
Sonus Networks*	36,780	213
Spatialight* (a)	4,040	18
SpectraLink	2,885	37
SPSS*	2,439	59
SS&C Technologies	2,337	86
SSA Global Technologies*	1,460	26
Standard Microsystems*	3,172	95
StarTek	876	12
Stellent*	3,520	30
StorageNetworks* (b) (c)	15,089	-
Stratasys* (a)	1,581	47
Superior Essex*	2,300	41
Supertex*	1,531	46
Supportsoft*	6,235	31
Sycamore Networks*	26,157	99
Sykes Enterprises*	4,308	51
Symmetricom*	6,951	54
Synaptics* (a)	3,459	65
SYNNEX*	1,130	19
Syntel	1,257	25
TALX (a)	2,954	97
TASER International* (a)	9,460	58
Technitrol	6,275	96
Tekelec*	8,404	176
Telkonet* (a)	5,500	22
Terayon Communications*	11,477	45
Terremark Worldwide*	5,149	23
Tessera Technologies*	6,460	193
ThermoGenesis*	6,800	36
THQ*	8,880	189
TIBCO Software*	31,980	267
TNS*	1,150	28
Transaction Systems Architects, Class A* (a)	5,678	158
TranSwitch* (a)	16,040	28
Travelzoo*	360	8
Trident Microsystems* (a)	3,720	118
TriQuint Semiconductor*	20,579	72
TTM Technologies*	6,397	46
Tyler Technologies*	5,322	44
Ulticom*	1,784	20
Ultimate Software Group*	2,820	52
Ultratech*	3,639	57
United Online	9,043	125
Universal Display*	3,578	40
UNOVA* (a)	7,355	257
UTStarcom* (a)	15,080	123
ValueClick* (a)	12,465	213
Varian Semiconductor Equipment Associates*	5,552	235
Vasco Data Security International*	3,710	34
Veeco Instruments*	3,900	63
VeriFone Holdings* (a)	3,650	73
Verint Systems*	2,001	82
Verity*	4,739	50
ViaSat*	3,244	83

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Vignette*	4,384	$70
Viisage Technology*	5,250	22
Virage Logic*	2,110	16
Vitesse Semiconductor*	32,897	62
Volterra Semiconductor*	1,470	18
WebEx Communications* (a)	4,867	119
webMethods*	7,944	56
Websense*	3,600	184
WebSideStory*	1,390	25
Westell Technologies, Class A*	8,460	31
Wind River Systems* (a)	10,690	138
Witness Systems*	3,790	79
Wright Express*	6,120	132
X-Rite	3,187	40
Zhone Technologies*	12,450	32
Zoran*	6,558	94
		31,885
Materials – 4.7%
A. Schulman	4,815	86
A.M. Castle & Company*	1,620	28
AK Steel Holdings*	16,274	139
Aleris International*	4,440	122
Alpha Natural Resources*	4,370	131
AMCOL International	3,254	62
American Vanguard (a)	1,720	31
Arch Chemicals	3,558	83
Balchem	1,210	33
Bowater (a)	7,830	221
Brush Engineered Metals*	2,900	46
Buckeye Technologies*	4,966	40
Calgon Carbon	5,838	46
Cambrex	3,975	75
Caraustar Industries*	4,267	47
Carpenter Technology	3,647	214
Century Aluminum* (a)	3,186	72
CF Industries Holdings* (a)	4,660	69
Chaparral Steel*	3,360	85
Chesapeake	2,970	55
Cleveland-Cliffs (a)	3,298	287
Coeur D'Alene Mines*	35,324	149
Commercial Metals (a)	8,960	302
Compass Minerals International	2,600	60
Deltic Timber	1,694	78
Eagle Materials (a)	2,716	330
Ferro	6,317	116
Georgia Gulf	4,848	117
Gibraltar Industries (a)	3,573	82
Glatfelter	4,939	70
GrafTech International*	14,718	80
Graphic Packaging*	9,820	27
Greif, Class A	2,209	133
H.B. Fuller	4,272	133
Headwaters* (a)	6,228	233
Hecla Mining* (a)	17,989	79
Hercules*	17,016	208
Kronos Worldwide	544	17
Longview Fibre	7,703	150
MacDermid	4,646	122
Mercer International*	4,510	37
Metal Management	2,980	76
Metals USA*	3,140	64
Minerals Technologies (a)	3,141	180
Myers Industries	4,130	48
Neenah Paper	1,510	44
NewMarket Group*	2,353	41

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

34

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
NL Industries	1,367	$26
NN	2,894	35
Octel	1,881	31
Olin (a)	10,552	200
OM Group*	4,291	86
Oregon Steel Mills*	5,330	149
Pioneer Companies*	1,750	42
PolyOne*	13,882	84
Potlatch	4,431	231
Quanex	3,714	246
Roanoke Electric Steel	1,730	35
Rock-Tenn, Class A	4,442	67
Rockwood Holdings*	180	3
Royal Gold (a)	2,395	64
RTI International Metals*	3,341	131
Ryerson Tull (a)	3,783	81
Schnitzer Steel Industries, Class A	3,320	108
Schweitzer-Mauduit International	2,253	50
Sensient Technologies	7,110	135
Silgan Holdings	3,364	112
Spartech	4,345	85
Steel Dynamics (a)	5,816	198
Steel Technologies	1,720	45
Stepan	274	7
Stillwater Mining* (a)	6,142	56
Symyx Technologies*	4,772	125
Terra Industries*	11,790	78
Texas Industries	3,420	186
Titanium Metals*	1,760	70
USEC	12,965	145
W.R. Grace & Company* (a)	10,075	90
Wausau-Mosinee Paper	6,418	80
Wellman	5,482	35
Westlake Chemical	2,040	55
Wheeling-Pittsburgh*	1,320	22
Worthington Industries (a)	9,230	194
Zoltek Companies*	1,690	22
		8,357
Telecommunication Services – 1.3%
Alaska Communications Systems Holdings	1,730	20
Arbinet-thexchange*	510	4
Broadwing* (a)	10,159	51
Centennial Communications, Class A*	3,063	46
Cincinnati Bell* (a)	37,047	163
Cogent Communications Group*	860	4
Commonwealth Telephone Enterprises	3,190	120
Consolidated Communications Holdings	910	12
CT Communications	2,816	35
Dobson Communications, Class A* (a)	16,898	130
FairPoint Communications	4,020	59
General Communication* (a)	7,810	77
Golden Telecom (a)	2,820	89
Hungarian Telephone & Cable*	630	9
IDT*	8,630	105
InPhonic*	2,390	33
Iowa Telecommunications Services	3,320	56
Level 3 Communications* (a)	104,020	241
Neon Communications* (b) (c)	34,093	-
NeuStar*	2,260	72
North Pittsburgh	2,197	45
Premiere Global Services*	10,815	88
Price Communications*	6,339	104
SBA Communications*	11,406	176
Shenandoah Telecommunications	1,016	42
SureWest Communications	2,202	63

Small Cap Index Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Syniverse Holdings*	1,740	$27
Talk America Holdings*	4,098	39
Time Warner Telecom, Class A*	7,565	59
UbiquiTel*	12,090	106
USA Mobility*	4,108	111
Valor Communications Group	4,430	60
Wireless Facilities* (a)	8,179	47
		2,293
Utilities – 2.7%
ALLETE (a)	3,820	175
American States Water	2,594	87
Aquila*	51,082	202
Avista	7,184	139
Black Hills (a)	4,909	213
California Water Service	2,603	107
Calpine* (a)	85,120	220
Cascade Natural Gas	1,244	27
Central Vermont Public Service	1,838	32
CH Energy Group	2,382	113
CLECO	7,515	177
Connecticut Water Service	1,363	34
Duquesne Light Holdings (a)	11,670	201
El Paso Electric*	7,191	150
Empire District Electric	3,823	87
EnergySouth	1,168	32
IDACORP (a)	6,253	188
Infrasource Services*	1,490	22
ITC Holdings	500	14
Laclede Group	3,272	106
MGE Energy	3,078	112
Middlesex Water	1,944	44
New Jersey Resources	4,254	196
NICOR (a)	5,550	233
Northwest Natural Gas	4,263	159
NorthWestern	5,360	162
Ormat Technologies	1,250	28
Otter Tail	4,412	137
People's Energy	5,460	215
Sierra Pacific Resources* (a)	17,449	259
SJW	1,117	54
South Jersey Industries	4,212	123
Southern Union Company Fractional Share (b) (c)	-	-
Southwest Gas	5,817	159
Southwest Water (a)	3,306	48
UIL Holdings	1,857	97
UniSource Energy Holding	5,351	178
WGL Holdings	7,340	236
		4,766
Total Common Stocks (Cost $139,752)		176,794

FIRST AMERICAN FUNDS Annual Report 2005

35

Schedule of Investments September 30, 2005

Small Cap Index Fund (concluded)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Short-Term Investments – 0.7%
Affiliated Money Market Fund – 0.5%
First American Prime Obligations Fund, Class Z (d)	972,482	$972
U.S. Treasury Obligations – 0.2%
U.S. Treasury Bill 3.490%, 03/02/06 (e)	$300	296
Total Short-Term Investments (Cost $1,268)		1,268
Investments Purchased with Proceeds from Securities Lending (f) – 23.0%
	(Cost $40,990)	40,990
Total Investments – 122.9% (Cost $182,010)		219,052
Other Assets and Liabilities, Net – (22.9)%		(40,751)
Total Net Assets – 100.0%		$178,301

*  Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $39,574,289 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  Securities are fair valued. As of September 30, 2005, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(c)  Securities considered illiquid. As of September 30, 2005, the value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(e)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(f)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Depreciation (000)
Russell 2000 Index Futures Contracts	2	$672	December-05	$0

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

36

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Statements of Assets and Liabilities September 30, 2005, in thousands, except for per share data

	Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund
ASSETS:
Investments in unaffiliated securities, at value* (cost: $1,622,733, $300,684, $140,048)(note 2)	$2,229,051	$371,907	$177,090
Investments in affiliated securities, at value (cost: $36,858, $4,591, $972)(note 2)	38,924	4,591	972
Investments purchased with proceeds from securities lending (cost $712,377, $135,867, $40,990)(note 2)	712,377	135,867	40,990
Cash**	6,761	1,287	390
Receivable for dividends and interest	2,576	232	194
Receivable for investment securities sold	-	-	457
Receivable for capital shares sold	1,462	163	40
Receivable for variation margin	61	40	5
Prepaid expenses and other assets	41	31	29
Total assets	2,991,253	514,118	220,167
LIABILITIES:
Payable for investment securities purchased	-	-	140
Payable upon return of securities loaned (note 2)	719,125	137,154	41,378
Payable for capital shares redeemed	5,555	1,401	231
Payable to affiliates (note 3)	651	146	88
Payable for distribution and shareholder servicing fees	120	9	5
Accrued expenses and other liabilities	78	26	24
Total liabilities	725,529	138,736	41,866
Net assets	$2,265,724	$375,382	$178,301
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,689,670	$285,867	$137,085
Undistributed net investment income	-	99	-
Accumulated net realized gain on investments	(32,473)	18,173	4,174
Net unrealized appreciation of investments	608,384	71,223	37,042
Net unrealized appreciation of futures contracts	143	20	-
Net assets	$2,265,724	$375,382	$178,301
* Including securities loaned, at value	$697,331	$133,613	$39,574
** Includes cash collateral received related to securities loaned (note 2)	$6,748	$1,287	$388
Class A:
Net assets	$238,379	$14,827	$10,323
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	10,364	1,073	708
Net asset value, and redemption price per share	$23.00	$13.82	$14.57
Maximum offering price per share (1)	$24.34	$14.62	$15.42
Class B:
Net assets	$58,857	$3,546	$1,555
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	2,591	261	110
Net asset value, offering price, and redemption price per share (2)	$22.72	$13.59	$14.21
Class C:
Net assets	$26,258	$3,533	$2,256
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	1,149	259	157
Net asset value, offering price, and redemption price per share (2)	$22.85	$13.63	$14.34
Class R:
Net assets	$1,663	$122	$11
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	72	9	1
Net asset value, offering price, and redemption price per share	$22.98	$13.78	$14.43
Class Y:
Net assets	$1,940,567	$353,354	$164,156
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	84,392	25,550	11,263
Net asset value, offering price, and redemption price per share	$22.99	$13.83	$14.57

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

38

Statements of Operations For the fiscal year ended September 30, 2005, in thousands

	Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends from unaffiliated securities	$48,778	$4,788	$2,379
Dividends from affiliated securities	933	241	90
Interest from unaffiliated securities	152	46	14
Securities lending income	612	121	134
Total investment income	50,475	5,196	2,617
EXPENSES (note 3):
Investment advisory fees	5,859	913	732
Administration fees	4,793	759	451
Transfer agent fees	1,478	236	116
Custodian fees	206	32	16
Professional fees	136	38	29
Other expenses	89	24	32
Postage and printing fees	78	12	9
Directors' fees	55	8	4
Registration fees	44	44	43
Distribution and shareholder servicing fees – Class A	603	35	25
Distribution and shareholder servicing fees – Class B	665	34	16
Distribution and shareholder servicing fees – Class C	291	30	21
Distribution and shareholder servicing fees – Class R (1)	5	-	-
Total expenses	14,302	2,165	1,494
Less: Fee waivers (note 3)	(4,067)	(239)	(234)
Total net expenses	10,235	1,926	1,260
Investment income – net	40,240	3,270	1,357
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS – NET (note 6):
Net realized gain (loss) on unaffiliated investments	(5,937)	21,217	9,562
Net realized gain on affiliated investments	513	-	-
Net realized gain on in-kind distribution (note 8)	115,666	-	-
Net realized gain (loss) on futures contracts	(787)	1,346	740
Net change in unrealized appreciation or depreciation of unaffiliated investments	111,289	45,063	16,613
Net change in unrealized appreciation or depreciation of affiliated investments	(819)	-	-
Net change in unrealized appreciation or depreciation of future contracts	277	(1)	(11)
Net gain on investments and futures contracts	220,202	67,625	26,904
Net increase in net assets resulting from operations	$260,442	$70,895	$28,261

  (1)  For the Mid Cap Index Fund and the Small Cap Index Fund due to the presentation of the financial statements in thousands, the numbers round to zero.

FIRST AMERICAN FUNDS Annual Report 2005

39

Statements of Changes in Net Assets in thousands

	Equity Index Fund		Mid Cap Index Fund		Small Cap Index Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$40,240	$30,485	$3,270	$2,246	$1,357	$785
Net realized gain (loss) on unaffiliated investments	(5,937)	4,194	21,217	9,956	9,562	6,383
Net realized gain on affiliated investments	513	-	-	-	-	-
Net realized gain on in-kind distributions	115,666	-	-	-	-	-
Net realized gain (loss) on futures contracts	(787)	7,968	1,346	1,639	740	1,070
Net change in unrealized appreciation or depreciation of unaffiliated investments	111,289	233,457	45,063	30,236	16,613	15,627
Net change in unrealized appreciation or depreciation of affiliated investments	(819)	2,166	-	-	-	-
Net change in unrealized appreciation or depreciation of futures contracts	277	1,118	(1)	152	(11)	228
Net increase in net assets resulting from operations	260,442	279,388	70,895	44,229	28,261	24,093
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(3,686)	(2,311)	(93)	(42)	(46)	(15)
Class B	(543)	(335)	(4)	(1)	-	-
Class C	(235)	(141)	(3)	(1)	-	-
Class R	(10)	(391)	-	(13)	-	(7)
Class Y	(35,527)	(27,416)	(3,117)	(2,153)	(1,212)	(717)
Net realized gain on investments:
Class A	-	-	(453)	(99)	(657)	(25)
Class B	-	-	(114)	(46)	(112)	(7)
Class C	-	-	(95)	(33)	(140)	(10)
Class R	-	-	-	(76)	-	(23)
Class Y	-	-	(11,737)	(4,643)	(12,476)	(855)
Return of capital:
Class A	(12)	(18)	-	-	-	-
Class B	(2)	(3)	-	-	-	-
Class C	(1)	(1)	-	-	-	-
Class R (1)	-	(3)	-	-	-	-
Class Y	(118)	(210)	-	-	-	-
Total distributions	(40,134)	(30,829)	(15,616)	(7,107)	(14,643)	(1,659)
CAPITAL SHARE TRANSACTIONS (note 5):
Class A:
Proceeds from sales	44,458	101,208	4,932	9,000	2,981	6,263
Reinvestment of distributions	3,435	2,238	532	139	694	39
Payments for redemptions	(66,590)	(45,584)	(4,723)	(3,198)	(2,870)	(1,649)
Increase (decrease) in net assets from Class A transactions	(18,697)	57,862	741	5,941	805	4,653
Class B:
Proceeds from sales	2,433	4,621	306	628	215	446
Reinvestment of distributions	531	329	116	46	108	7
Payments for redemptions (note 3)	(20,370)	(15,132)	(523)	(304)	(379)	(118)
Increase (decrease) in net assets from Class B transactions	(17,406)	(10,182)	(101)	370	(56)	335
Class C:
Proceeds from sales	2,768	4,397	1,082	1,356	705	917
Reinvestment of distributions	228	138	92	33	133	10
Payments for redemptions (note 3)	(9,668)	(9,413)	(747)	(753)	(676)	(476)
Increase (decrease) in net assets from Class C transactions	(6,672)	(4,878)	427	636	162	451
Class R:
Proceeds from sales	1,362	11,681	119	1,049	11	1,722
Reinvestment of distributions	10	389	-	79	-	29
Payments for redemptions	(99)	(71,464)	-	(5,895)	(2)	(5,464)
Increase (decrease) in net assets from Class R transactions	1,273	(59,394)	119	(4,767)	9	(3,713)
Class Y:
Proceeds from sales	363,331	533,400	73,080	108,384	49,781	91,307
Reinvestment of distributions	22,938	19,144	8,661	3,958	8,310	1,001
Payments for redemptions	(613,170)	(556,690)	(93,999)	(73,284)	(62,922)	(75,927)
Increase (decrease) in net assets from Class Y transactions	(226,901)	(4,146)	(12,258)	39,058	(4,831)	16,381
Increase (decrease) in net assets from capital share transactions	(268,403)	(20,738)	(11,072)	41,238	(3,911)	18,107
Total increase (decrease) in net assets	(48,095)	227,821	44,207	78,360	9,707	40,541
Net assets at beginning of period	2,313,819	2,085,998	331,175	252,815	168,594	128,053
Net assets at end of period	$2,265,724	$2,313,819	$375,382	$331,175	$178,301	$168,594
Undistributed net investment income at end of period	$-	$51	$99	$40	$-	$157

  (1)  For the year ended September 30, 2005, due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

40

FIRST AMERICAN FUNDS Annual Report 2005

41

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains or (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital (4)	Net Asset Value End of Period
Equity Index Fund (1)
Class A
2005		$20.91	$0.34	$2.09	$(0.34)	$-	$-	$23.00
2004		18.70	0.23	2.22	(0.24)	-	-	20.91
2003		15.31	0.21	3.38	(0.20)	-	-	18.70
2002		19.50	0.18	(4.19)	(0.18)	-	-	15.31
2001		27.75	0.18	(7.43)	(0.17)	(0.83)	-	19.50
Class B
2005		$20.66	$0.18	$2.06	$(0.18)	$-	$-	$22.72
2004		18.48	0.08	2.19	(0.09)	-	-	20.66
2003		15.13	0.08	3.35	(0.08)	-	-	18.48
2002		19.29	0.03	(4.15)	(0.04)	-	-	15.13
2001		27.49	-	(7.35)	(0.02)	(0.83)	-	19.29
Class C
2005		$20.78	$0.18	$2.07	$(0.18)	$-	$-	$22.85
2004		18.59	0.08	2.20	(0.09)	-	-	20.78
2003		15.23	0.08	3.36	(0.08)	-	-	18.59
2002		19.41	0.03	(4.17)	(0.04)	-	-	15.23
2001		27.66	-	(7.40)	(0.02)	(0.83)	-	19.41
Class R
2005		$20.91	$0.26	$2.11	$(0.30)	$-	$-	$22.98
2004	(2)	18.70	0.23	2.20	(0.22)	-	-	20.91
2003		15.30	0.21	3.39	(0.20)	-	-	18.70
2002		19.50	0.18	(4.20)	(0.18)	-	-	15.30
2001	(3)	18.80	-	0.70	-	-	-	19.50
Class Y
2005		$20.91	$0.40	$2.08	$(0.40)	$-	$-	$22.99
2004		18.69	0.29	2.22	(0.29)	-	-	20.91
2003		15.30	0.25	3.38	(0.24)	-	-	18.69
2002		19.49	0.23	(4.19)	(0.23)	-	-	15.30
2001		27.74	0.23	(7.42)	(0.23)	(0.83)	-	19.49

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Includes a tax return of capital of less than $0.01 for the years ended September 30, 2004 and September 30, 2005.

  (5)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

42

		Total Return (5)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Equity Index Fund (1)
Class A
2005		11.69%	$238,379	0.62%	1.53%	0.79%	1.36%	4%
2004		13.12	234,349	0.62	1.13	0.79	0.96	1
2003		23.58	158,324	0.62	1.22	0.80	1.04	1
2002		(20.75)	139,007	0.62	0.91	0.80	0.73	8
2001		(26.95)	188,410	0.60	0.74	1.14	0.20	6
Class B
2005		10.86%	$58,857	1.37%	0.79%	1.54%	0.62%	4%
2004		12.31	69,828	1.37	0.38	1.54	0.21	1
2003		22.72	71,624	1.37	0.47	1.55	0.29	1
2002		(21.40)	66,835	1.37	0.16	1.55	(0.02)	8
2001		(27.49)	95,586	1.35	(0.01)	1.89	(0.55)	6
Class C
2005		10.84%	$26,258	1.37%	0.79%	1.54%	0.62%	4%
2004		12.28	30,111	1.37	0.38	1.54	0.21	1
2003		22.65	31,330	1.37	0.47	1.55	0.29	1
2002		(21.38)	21,637	1.37	0.16	1.55	(0.02)	8
2001		(27.51)	29,560	1.35	(0.01)	1.89	(0.55)	6
Class R
2005		11.38%	$1,663	0.87%	1.14%	1.19%	0.82%	4%
2004	(2)	13.00	333	0.62	1.13	0.79	0.96	1
2003		23.66	52,925	0.62	1.22	0.80	1.04	1
2002		(20.79)	42,964	0.62	0.93	0.80	0.75	8
2001	(3)	3.72	38,220	0.72	0.89	1.20	0.41	6
Class Y
2005		11.92%	$1,940,567	0.37%	1.78%	0.54%	1.61%	4%
2004		13.45	1,979,198	0.37	1.38	0.54	1.21	1
2003		23.89	1,771,795	0.37	1.46	0.55	1.28	1
2002		(20.56)	1,135,653	0.37	1.16	0.55	0.98	8
2001		(26.78)	1,567,607	0.35	0.99	0.89	0.45	6

FIRST AMERICAN FUNDS Annual Report 2005

43

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains or (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (9)
Mid Cap Index Fund (1)
Class A
2005	(2)	$11.84	$0.09	$2.40	$(0.09)	$(0.42)	$13.82	21.43%
2004	(2)	10.36	0.05	1.67	(0.05)	(0.19)	11.84	16.80
2003	(2)	8.51	0.04	2.08	(0.04)	(0.23)	10.36	25.45
2002	(2)	9.38	0.04	(0.49)	(0.04)	(0.38)	8.51	(5.45)
2001	(2)(3)	12.56	0.05	(2.11)	(0.05)	(1.07)	9.38	(17.60)
2000	(4)(5)	10.00	0.04	2.56	(0.04)	-	12.56	26.48
Class B
2005	(2)	$11.67	$(0.01)	$2.37	$(0.02)	$(0.42)	$13.59	20.57%
2004	(2)	10.25	(0.03)	1.64	-	(0.19)	11.67	15.88
2003	(2)	8.44	(0.03)	2.07	-	(0.23)	10.25	24.63
2002	(2)	9.33	(0.03)	(0.48)	-	(0.38)	8.44	(6.07)
2001	(2)(3)	12.52	-	(2.12)	-	(1.07)	9.33	(18.15)
2000	(4)(5)	10.00	(0.01)	2.56	(0.03)	-	12.52	25.65
Class C (2)
2005		$11.70	$(0.01)	$2.38	$(0.02)	$(0.42)	$13.63	20.60%
2004		10.28	(0.03)	1.64	-	(0.19)	11.70	15.83
2003		8.47	(0.03)	2.07	-	(0.23)	10.28	24.55
2002		9.38	(0.02)	(0.51)	-	(0.38)	8.47	(6.22)
2001	(6)	9.07	-	0.31	-	-	9.38	3.42
Class R (2)
2005		$11.83	$0.04	$2.41	$(0.08)	$(0.42)	$13.78	21.09%
2004	(7)	10.36	0.06	1.65	(0.05)	(0.19)	11.83	16.62
2003		8.50	0.04	2.09	(0.04)	(0.23)	10.36	25.60
2002		9.38	0.04	(0.50)	(0.04)	(0.38)	8.50	(5.56)
2001	(8)	11.07	0.04	(1.67)	(0.06)	-	9.38	(14.77)
Class Y
2005	(2)	$11.84	$0.12	$2.41	$(0.12)	$(0.42)	$13.83	21.82%
2004	(2)	10.37	0.08	1.66	(0.08)	(0.19)	11.84	16.97
2003	(2)	8.51	0.06	2.09	(0.06)	(0.23)	10.37	25.86
2002	(2)	9.38	0.06	(0.49)	(0.06)	(0.38)	8.51	(5.23)
2001	(2)(3)	12.55	0.08	(2.11)	(0.07)	(1.07)	9.38	(17.34)
2000	(4)(5)	10.00	0.08	2.55	(0.08)	-	12.55	26.62

  (1)  The financial highlights for the Mid Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Mid Cap Index Fund.
The assets of the Firstar Fund were acquired by the First American Mid Cap Index Fund on September 24, 2001. In connection with such acquisition,
(i) Class A shares of the Firstar Mid Cap Index Fund were exchanged for Class A shares of the First American Mid Cap Index Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares)
of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30.
All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Commenced operations on November 4, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  For the fiscal period ended October 31.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (9)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

44

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Mid Cap Index Fund (1)
Class A
2005	(2)	$14,827	0.75%	0.68%	0.82%	0.61%	15%
2004	(2)	11,987	0.75	0.47	0.80	0.42	14
2003	(2)	5,332	0.75	0.45	0.84	0.36	23
2002	(2)	3,581	0.75	0.37	0.83	0.29	19
2001	(2)(3)	2,972	0.75	0.51	0.80	0.46	43
2000	(4)(5)	1,918	0.75	0.75	0.90	0.60	45
Class B
2005	(2)	$3,546	1.50%	(0.08)%	1.57%	(0.15)%	15%
2004	(2)	3,133	1.50	(0.27)	1.55	(0.32)	14
2003	(2)	2,419	1.50	(0.30)	1.59	(0.39)	23
2002	(2)	1,475	1.50	(0.37)	1.58	(0.45)	19
2001	(2)(3)	1,265	1.50	(0.24)	1.54	(0.28)	43
2000	(4)(5)	905	1.50	-	1.65	(0.15)	45
Class C (2)
2005		$3,533	1.50%	(0.08)%	1.57%	(0.15)%	15%
2004		2,653	1.50	(0.27)	1.55	(0.32)	14
2003		1,756	1.50	(0.30)	1.59	(0.39)	23
2002		795	1.50	(0.37)	1.58	(0.45)	19
2001	(6)	-	-	-	-	-	43
Class R (2)
2005		$122	1.00%	0.28%	1.22%	0.06%	15%
2004	(7)	1	0.75	0.49	0.80	0.44	14
2003		4,134	0.75	0.46	0.84	0.37	23
2002		3,393	0.75	0.37	0.83	0.29	19
2001	(8)	4,301	0.75	0.47	0.80	0.42	43
Class Y
2005	(2)	$353,354	0.50%	0.92%	0.57%	0.85%	15%
2004	(2)	313,403	0.50	0.73	0.55	0.68	14
2003	(2)	239,174	0.50	0.71	0.59	0.62	23
2002	(2)	198,545	0.50	0.63	0.58	0.55	19
2001	(2)(3)	176,857	0.50	0.75	0.53	0.72	43
2000	(4)(5)	125,881	0.50	1.00	0.65	0.85	45

FIRST AMERICAN FUNDS Annual Report 2005

45

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains or (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (8)
Small Cap Index Fund (1)
Class A
2005	(2)	$13.38	$0.07	$2.17	$(0.06)	$(0.99)	$14.57	17.08%
2004	(2)	11.47	0.04	1.98	(0.03)	(0.08)	13.38	17.71
2003	(2)	8.55	0.04	2.92	(0.04)	-	11.47	34.77
2002	(2)	9.68	0.05	(1.13)	(0.05)	-	8.55	(11.28)
2001	(2)(3)	12.23	(0.01)	(1.49)	-	(1.05)	9.68	(12.76)
2000	(4)	10.18	(0.01)	2.20	-	(0.14)	12.23	21.81
Class B (2)
2005		$13.15	$(0.03)	$2.08	$-	$(0.99)	$14.21	15.82%
2004		11.33	(0.06)	1.96	-	(0.08)	13.15	16.83
2003		8.47	(0.03)	2.90	(0.01)	-	11.33	33.87
2002		9.63	(0.03)	(1.13)	-	-	8.47	(12.03)
2001	(5)	10.97	(0.01)	(1.33)	-	-	9.63	(12.11)
Class C (2)
2005		$13.26	$(0.03)	$2.10	$-	$(0.99)	$14.34	15.84%
2004		11.43	(0.06)	1.97	-	(0.08)	13.26	16.77
2003		8.54	(0.03)	2.93	(0.01)	-	11.43	33.94
2002		9.68	(0.03)	(1.11)	-	-	8.54	(11.72)
2001	(6)	9.49	-	0.19	-	-	9.68	2.11
Class R
2005	(2)	$13.31	$0.04	$2.11	$(0.04)	$(0.99)	$14.43	16.45%
2004	(2)(7)	11.41	0.03	1.97	(0.02)	(0.08)	13.31	17.65
2003	(2)	8.52	0.05	2.88	(0.04)	-	11.41	34.54
2002	(2)	9.64	0.05	(1.12)	(0.05)	-	8.52	(11.26)
2001	(2)(3)	12.19	(0.01)	(1.49)	-	(1.05)	9.64	(12.82)
2000	(4)	10.17	(0.01)	2.18	(0.01)	(0.14)	12.19	21.54
Class Y
2005	(2)	$13.43	$0.11	$2.12	$(0.10)	$(0.99)	$14.57	16.93%
2004	(2)	11.51	0.07	1.99	(0.06)	(0.08)	13.43	18.02
2003	(2)	8.57	0.07	2.94	(0.07)	-	11.51	35.23
2002	(2)	9.70	0.07	(1.13)	(0.07)	-	8.57	(11.09)
2001	(2)(3)	12.24	0.02	(1.50)	(0.01)	(1.05)	9.70	(12.56)
2000	(4)	10.19	0.02	2.19	(0.02)	(0.14)	12.24	21.93

  (1)  The financial highlights for the Small Cap Index Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Index Fund.
The assets of the Firstar Fund were acquired by the First American Small Cap Index Fund on September 24, 2001. In connection with such acquisition,
(I) Class A shares of the Firstar Small Cap Index Fund were exchanged for Class A shares of the First American Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American
Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30.
All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund's fiscal year end was changed from November 30 to October 31.
All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

46

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Small Cap Index Fund (1)
Class A
2005	(2)	$10,323	0.90%	0.53%	1.03%	0.40%	23%
2004	(2)	8,749	0.93	0.30	1.02	0.21	25
2003	(2)	3,480	0.93	0.42	1.05	0.30	41
2002	(2)	1,908	0.93	0.46	1.09	0.30	49
2001	(2)(3)	341	0.91	(0.07)	0.94	(0.10)	102
2000	(4)	177	0.99	(0.11)	1.09	(0.21)	32
Class B (2)
2005		$1,555	1.65%	(0.23)%	1.78%	(0.36)%	23%
2004		1,494	1.68	(0.46)	1.77	(0.55)	25
2003		993	1.68	(0.33)	1.80	(0.45)	41
2002		424	1.68	(0.29)	1.84	(0.45)	49
2001	(5)	107	1.65	(0.84)	1.69	(0.88)	102
Class C (2)
2005		$2,256	1.65%	(0.23)%	1.78%	(0.36)%	23%
2004		1,939	1.68	(0.46)	1.77	(0.55)	25
2003		1,268	1.68	(0.33)	1.80	(0.45)	41
2002		447	1.68	(0.26)	1.84	(0.42)	49
2001	(6)	-	-	-	-	-	102
Class R
2005	(2)	$11	1.15%	0.30%	1.43%	0.02%	23%
2004	(2)(7)	1	0.93	0.24	0.99	0.18	25
2003	(2)	3,210	0.93	0.52	1.05	0.40	41
2002	(2)	13,576	0.93	0.42	1.09	0.26	49
2001	(2)(3)	13,886	0.88	(0.05)	0.91	(0.08)	102
2000	(4)	18,057	0.99	(0.11)	1.09	(0.21)	32
Class Y
2005	(2)	$164,156	0.65%	0.78%	0.78%	0.65%	23%
2004	(2)	156,411	0.68	0.54	0.77	0.45	25
2003	(2)	119,102	0.68	0.68	0.80	0.56	41
2002	(2)	94,749	0.68	0.68	0.84	0.52	49
2001	(2)(3)	54,169	0.66	0.19	0.68	0.17	102
2000	(4)	60,771	0.69	0.19	1.09	(0.21)	32

FIRST AMERICAN FUNDS Annual Report 2005

47

Notes to Financial Statements  September 30, 2005

1 >  Organization

The Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund (each a "fund" and collectively, the "funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF") which is a member of the First American Family of Funds. As of September 30, 2005, FAIF offered 38 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the funds' board of directors to create additional funds in the future. The Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund are each diversified open-end management investment companies.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Prior to July 1, 2004, Class R shares were named Class S shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds' prospectuses provide descriptions of each fund's investment objective, principal investment strategies, and principal risks. All classes of shares have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

On June 22, 2005 the funds' board of directors approved a change in the funds' fiscal year-end from September 30 to October 31, effective with the one-month period ending October 31, 2005.

2 >  Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds' board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of September 30, 2005, the Equity Index Fund and Small Cap Index Fund had fair valued securities with a total market value of $0 and $0 or 0.0% and 0.0%, respectively, of total net assets for the fund. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

FIRST AMERICAN FUNDS Annual Report 2005

48

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the fair value and the underlying cost of the security on the transaction date. Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid quarterly for Mid Cap Index Fund and Small Cap Index Fund and monthly for Equity Index Fund, and are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund's securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred from wash sales, the tax recognition of mark to market gains (losses) on open futures contracts, proceeds from securities litigation, book gains recognized from in-kind distributions and the sale of Real Estate Investment Trust securities. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities the following reclassifications were made (000):

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Portfolio Capital
Equity Index Fund	$(115,376)	$(157)	$115,533
Mid Cap Index Fund	(2,697)	6	2,691
Small Cap Index Fund	243	(256)	13

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the fund. The distributions paid during the fiscal years ended September 30, 2005 and 2004, were characterized as follows (000):

	2005
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Equity Index Fund	$40,001	$-	$133	$40,134
Mid Cap Index Fund	4,638	10,978	-	15,616
Small Cap Index Fund	6,571	8,072	-	14,643
	2004
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Equity Index Fund	$30,594	$-	$235	$30,829
Mid Cap Index Fund	3,008	4,099	-	7,107
Small Cap Index Fund	1,059	600	-	1,659

As of September 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows (000):

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Post-October Losses	Other Accumulated Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Equity Index Fund $-	$-	$(15,453)	$-	$591,507	$576,054
Mid Cap Index Fund 1,298	18,121	-	(14)	70,110	89,515
Small Cap Index Fund -	4,799	-	-	36,417	41,216

FIRST AMERICAN FUNDS Annual Report 2005

49

Notes to Financial Statements  September 30, 2005

The difference between book and tax basis unrealized appreciation is primarily due to the tax deferral of losses on wash sales, the amount of gain (loss) recognized for tax purposes due to mark to market adjustments on open futures contracts, and return of capital distributions related to Real Estate Investment Trust investments.

As of September 30, 2005, the following fund had capital loss carryforwards (000):

	Expiration Year
Fund	2010	2011	2013	Total
Equity Index Fund	$3,112	$10,900	$64	$14,076

Equity Index Fund incurred a loss of $1,376,053 for tax purposes for the period from November 1, 2004 to September 30, 2005. As permitted by tax regulations, the fund intends to elect to defer and treat this loss as arising in the one-month fiscal period ending October 31, 2005.

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market, the funds may enter into S&P and Russell Index futures contracts and other stock index futures contracts.

Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

The funds' investment in stock index futures contracts is designed to maintain sufficient liquidity to meet redemption requests and to increase the level of fund assets devoted to replicating the composition of the S&P and Russell Indices while reducing transaction costs. Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds' board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds' board of directors. At September 30, 2005, Equity Index Fund and Small Cap Index Fund had investments in illiquid securities with a total value of $0 and $0, respectively, or 0.0% and 0.0%, respectively of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Equity Index Fund
Security	Shares	Dates Acquired	Cost Basis (000)
Seagate Escrow Security	44,886	1/01	$-
Small Cap Index Fund
Security	Shares	Dates Acquired	Cost Basis (000)
FirstBank Fractional Shares	-	8/05	$-
Mascotech Escrow Shares	9,571	2/99 to 11/00	-
Neon Communications	34,093	9/01 to 6/02	3
Petrocorp Escrow Shares	2,040	6/03 to 8/05	-
Southern Union Company Fractional Shares	-	11/03 to 8/05	-
Storage Networks	15,089	6/02 to 6/03	1
USB Holding Company Fractional Shares	-	8/05	-

FIRST AMERICAN FUNDS Annual Report 2005

50

SECURITIES LENDING – In order to generate additional income, each fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund's policy is to maintain collateral in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. As of September 30, 2005, cash collateral invested was as follows (000):

	Commercial Paper	Corporate Obligations	Repurchase Agreements	Other Short-Term Securities	Total
Equity Index Fund	$173,876	$204,715	$318,368	$15,418	$712,377
Mid Cap Index Fund	33,162	39,044	60,720	2,941	135,867
Small Cap Index Fund	10,005	11,779	18,319	887	40,990

U.S. Bancorp Asset Management, Inc. ("USBAM") serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. USBAM acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission ("SEC"). During the fiscal year ended September 30, 2005, USBAM received fees equal to 35% of each fund's income from securities lending transactions. Effective January 1, 2006, such fees will be lowered to 32% of each fund's income from securities lending transactions. Fees paid to USBAM by the funds for the fiscal year ended September 30, 2005, were as follows (000):

Fund	Total
Equity Index Fund	$337
Mid Cap Index Fund	68
Small Cap Index Fund	75

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities is recorded as an adjustment to realized or unrealized gains or losses. For the fiscal year ended September 30, 2005, the Equity Index Fund, Mid Cap Index Fund and the Small Cap Index Fund recorded $102,331, $70,024, and $6,761 respectively, as an adjustment to realized gains or losses for settlement proceeds related to securities no longer included in the portfolios.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are generally allocated to the funds on the basis of relative net assets of all funds within the First American Family of Funds. Class specific expenses, such as distribution fees and shareholder servicing fees are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended September 30, 2005.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the Plan), non-interested directors of the First American Family of Funds, including First American Investment Funds, Inc., may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

FIRST AMERICAN FUNDS Annual Report 2005

51

Notes to Financial Statements  September 30, 2005

3 >  Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages each fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund is 0.25%, 0.25% and 0.40%, respectively. USBAM has agreed to waive fees and reimburse other fund expenses through June 30, 2006, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class
Fund	A	B	C	R	Y
Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Mid Cap Index Fund	0.75	1.50	1.50	1.00	0.50
Small Cap Index Fund	0.83	1.58	1.58	1.08	0.58

Prior to July 1, 2005, USBAM agreed to waive fees and reimburse other fund expenses so that total fund operating expenses, as a percentage of average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	B	C	R	Y
Equity Index Fund	0.62%	1.37%	1.37%	0.87%	0.37%
Mid Cap Index Fund	0.75	1.50	1.50	1.00	0.50
Small Cap Index Fund	0.93	1.68	1.68	1.18	0.68

The funds may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the investing funds and the related money market funds, USBAM will reimburse each investing fund an amount equal to that portion of USBAM's investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. For financial statement purposes, these reimbursements are recorded as investment income.

ADMINISTRATION FEES – Effective July 1, 2005, USBAM serves as the funds' administrator pursuant to an administration agreement between USBAM and the funds. U.S. Bancorp Fund Services, LLC ("USBFS") serves as sub-administrator pursuant to a sub-administration agreement between USBFS and USBAM. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, USBAM is compensated to provide, or compensate other entities to provide, services to the funds. These services include various legal, oversight and administrative services and accounting services. Effective July 1, 2005, the funds pay USBAM administration fees, which are calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse USBAM and, indirectly, the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

Prior to July 1, 2005, USBAM and USBFS served as "co-administrators" pursuant to a co-administration agreement between the co-administrators and the funds. The funds paid the administration fees to the co-administrators, which were calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.235% of the next $17 billion of the aggregate average daily net assets, 0.22% of the next $25 billion of the aggregate daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. In addition, the funds paid transfer agent fees under the co-administration agreement of $18,500 per share class plus additional per account fees. In addition to these fees, the funds reimbursed the co-administrators for any out-of-pocket expenses incurred in providing administration services.

FIRST AMERICAN FUNDS Annual Report 2005

52

For the fiscal year ended September 30, 2005, administration fees paid to USBAM and USBFS by the funds included in this annual report were as follows (000):

Fund	Amount
Equity Index Fund	$4,765
Mid Cap Index Fund	738
Small Cap Index Fund	371

TRANSFER AGENT FEES – Effective July 1, 2005, USBFS serves as the funds' transfer agent pursuant to a transfer agent and shareholder servicing agreement with FAIF. FAIF pays transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each fund based upon the fund's pro rata share of the aggregate average daily net assets of the funds that comprise FAIF. Under the transfer agent and shareholder servicing agreement, FAIF also pays USBFS a fee equal, on an annual basis, to 0.10% of each fund's average daily net assets. This fee compensates USBFS for providing certain shareholder services and reimburses USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. In addition to these fees, the funds reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services. Prior to July 1, 2005, these services were provided by USBFS pursuant to the co-administration agreement.

For the fiscal year ended September 30, 2005, transfer agent fees paid to USBFS by the funds included in this annual report were as follows (000):

Fund	Amount
Equity Index Fund	$1,427
Mid Cap Index Fund	228
Small Cap Index Fund	112

CUSTODIAN FEES – U.S. Bank serves as the funds' custodian pursuant to a custodian agreement with FAIF. Effective July 1, 2005, the fee for each fund was reduced from an annual rate of 0.01% of average daily net assets to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Effective July 1, 2005, the funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances will be used to reduce a portion of each fund's custodian expenses. For the fiscal year ended September 30, 2005, custodian fees were not reduced as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each of the funds pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each fund's average daily net assets of the Class A shares, Class B shares, Class C shares and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, or shareholder servicing activities.

FAIF has also adopted and entered into a shareholder servicing plan and agreement with USBAM with respect to the Class R shares. Each fund pays USBAM a monthly shareholder servicing fee equal to an annual rate of 0.15% of each fund's average daily net assets of the Class R shares. USBAM is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar for the fiscal year ended September 30, 2005 (000):

Fund	Amount
Equity Index Fund	$679
Mid Cap Index Fund	47
Small Cap Index Fund	31

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, transfer agent fees and administration fees, each fund is responsible for paying other operating expenses including: fees and expenses of independent directors, registration fees, postage and printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses. For the fiscal year ended September 30, 2005, legal fees and expenses were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge ("CDSC") is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

Year Since Purchase	CDSC as a Percentage of Dollar Amount Subject to Charge
First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	-
Eighth	-

FIRST AMERICAN FUNDS Annual Report 2005

53

Notes to Financial Statements  September 30, 2005

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first twelve months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended September 30, 2005, total front-end sales charges and CDSCs retained by affiliates of USBAM for distributing the funds' shares were as follows (000):

Fund	Amount
Equity Index Fund	$332
Mid Cap Index Fund	42
Small Cap Index Fund	20

4 >  Investment In Common Stock Of Affiliate

As disclosed in the Schedule of Investments, Equity Index Fund owns common stock issued by U.S. Bancorp. For the fiscal year ended September 30, 2005, Equity Index Fund recorded net realized gains from the sale of U.S. Bancorp common stock of $513,006 and $469,763 of dividend income from U.S. Bancorp common stock. At September 30, 2005, Equity Index Fund had an unrealized gain of $2,067,054 with respect to its investment in U.S. Bancorp common stock.

5 >  Capital Share Transactions

FAIF has 324 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows (000):

	Equity Index Fund		Mid Cap Index Fund		Small Cap Index Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
Class A:
Shares issued	1,995	4,820	385	763	212	474
Shares issued in lieu of cash distributions	155	108	42	13	49	3
Shares redeemed	(2,991)	(2,189)	(367)	(277)	(207)	(126)
Total Class A transactions	(841)	2,739	60	499	54	351
Class B:
Shares issued	111	225	24	55	16	34
Shares issued in lieu of cash distributions	25	16	9	4	8	1
Shares redeemed	(924)	(737)	(41)	(26)	(28)	(9)
Total Class B transactions	(788)	(496)	(8)	33	(4)	26
Class C:
Shares issued	126	214	83	118	51	70
Shares issued in lieu of cash distributions	10	7	7	3	10	1
Shares redeemed	(436)	(457)	(58)	(65)	(50)	(36)
Total Class C transactions	(300)	(236)	32	56	11	35
Class R:
Shares issued	60	564	9	91	1	131
Shares issued in lieu of cash distributions	-	19	-	7	-	2
Shares redeemed	(4)	(3,398)	-	(497)	-	(414)
Total Class R transactions	56	(2,815)	9	(399)	1	(281)
Class Y:
Shares issued	16,348	25,834	5,681	9,346	3,545	6,867
Shares issued in lieu of cash distributions	1,034	928	684	357	591	80
Shares redeemed	(27,653)	(26,886)	(7,277)	(6,301)	(4,520)	(5,648)
Total Class Y transactions	(10,271)	(124)	(912)	3,402	(384)	1,299
Net increase (decrease) in capital shares	(12,144)	(932)	(819)	3,591	(322)	1,430

6 >  Investment Security Transactions

During the fiscal year ended September 30, 2005, purchases of securities and proceeds from sales of securities other than temporary investments in short-term securities, were as follows (000):

Fund	Purchases	Sales
Equity Index Fund	$85,835	$363,453
Mid Cap Index Fund	51,726	72,176
Small Cap Index Fund	40,219	55,840

FIRST AMERICAN FUNDS Annual Report 2005

54

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal income tax purposes at September 30, 2005, were as follows (000):

Fund	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net	Federal Income Tax Cost
Equity Index Fund	$825,989	$(234,482)	$591,507	$2,388,845
Mid Cap Index Fund	107,698	(37,588)	70,110	442,255
Small Cap Index Fund	48,909	(12,492)	36,417	182,635

7 >  Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >  Other

In March 2005, the U.S. Bancorp Pension Plan redeemed $186,709,450 from the First American Equity Index Fund as a redemption-in-kind transaction. In this transaction, the fund distributed a proportionate amount of securities in the fund's portfolio to the US Bancorp Pension Plan. Remaining shareholders in the fund did not recognize any additional capital gains from the transactions.

FIRST AMERICAN FUNDS Annual Report 2005

55

NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

TAX INFORMATION

The information set forth below is for each funds's fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2006 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

Dear First American Shareholders:

For the fiscal year ended September 30, 2005, each fund has designated long-term capital gains, ordinary income and tax exempt income with regard to distributions paid during the year as follows:

Fund	Long Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (b)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (c)	Qualified Dividend Income (c)(d)
Equity Index Fund	0%	100%	100%	100%	100%
Mid Cap Index Fund	70	30	100	79	79
Small Cap Index Fund	55	45	100	36	36

(a) and (b) are based on a percentage of the fund's total distributions.

(c) is based on a percentage of ordinary income distributions of the fund.

(d) For the fiscal period ended September 30, 2005, certain dividends paid by the funds may be subject to a maximum tax rate of 15% as provided for by the Internal Revenue Code 1(h). The funds intend to designate the maximum amounts as taxed at the maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV. As of September 30, 2005, for the calendar year to date, qualified dividend income as a percentage of ordinary income distributions for each fund was as follows: Equity Income Fund – 100%, Mid Cap Index Fund – 93%, Small Cap Index Fund – 100%.

The Mid Cap Index Fund hereby designates $2,690,633 as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemption of fund shares.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commision's website at http://www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds' Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commision's website at http://www.sec.gov. In addition, you may review and copy the funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTThe Board of Directors of the Funds (the "Board"), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds' advisory agreement with U.S. Bancorp Asset Management, Inc. ("USBAM").

At a meeting on May 3-5 2005, the Board considered information relating to the Funds' investment advisory agreement with USBAM (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 20-22, 2005, the Board concluded its consideration of and approved the Agreement through June 30, 2006.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board,

FIRST AMERICAN FUNDS Annual Report 2005

56

advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM's services to the Fund, (2) the investment performance of the Fund, (3) the profitability of USBAM related to the Fund, including an analysis of USBAM's cost of providing services and comparative expense information, (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these economies of scale, and (5) other benefits that accrue to USBAM through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by USBAM and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by USBAM to each Fund. The Board reviewed USBAM's key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, USBAM has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that USBAM's duties with respect to each Fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund's distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered USBAM's representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about USBAM from the Funds' Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services provided by USBAM under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the Fund performed versus its benchmark index. The performance periods reviewed by the Board all ended on February 28, 2005.

Equity Index Fund. The Board noted that the objective of the Fund is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index. The Board considered that, while the Fund performed slightly below its benchmark index for the one-, three-, five- and ten-year periods, on a gross-of-fees basis, the Fund achieved a correlation with its benchmark index over the past three years of over 99.9%. The Fund's performance was comparable to that of its performance universe for all periods, being generally equal to or slightly above the performance universe for Class Y shares and slightly below the performance universe for Class A shares. The Board concluded that, in light of the Fund's close tracking of its benchmark index and competitive performance vis-à-vis its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Mid Cap Index Fund. The Board noted that the objective of the Fund is to provide investment results that correspond to the performance of the Standard & Poor's MidCap 400 Composite Index. The Board considered that, while the Fund performed below its benchmark index for the one-, three-, and five-year periods, on a gross-of-fees basis, the Fund achieved a correlation with its benchmark index over the past three years of over 99.9%. The Fund's performance was equal to or better than that of its performance universe for all periods. The Board concluded that, in light of the Fund's close tracking of its benchmark index and competitive performance vis-à-vis its performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

FIRST AMERICAN FUNDS Annual Report 2005

57

NOTICE TO SHAREHOLDERS  September 30, 2005 (unaudited)

Small Cap Index Fund. The Board noted that the objective of the Fund is to provide investment results that correspond to the performance of the Russell 2000 Index. The Board considered that, while the Fund performed slightly below its benchmark index for the one- and three-year periods, on a gross-of-fees basis, the Fund achieved a correlation with its benchmark index over the past three years of over 99.9%. For the five-year period, the Fund performed significantly better than its benchmark index. This performance period, however, included a period of time when the Fund was benchmarked against a different index. The Fund underperformed its performance universe for all periods. The Board considered USBAM's assertion, however, that while the performance universe consists of a very large number of funds, only a small number of funds (the "custom performance universe") appear to track the Russell 2000 Index. The Board noted that the Fund's performance compared favorably to the performance of the custom performance universe, being approximately equal to that of the custom performance universe for the one-year period, and slightly lower for the three-year period. The Board concluded that, in light of the Fund's close tracking of its benchmark index and its competitive performance when compared to other funds that track the Russell 2000 Index, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by USBAM

The Board reviewed USBAM's estimated costs in serving as the Funds' investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the reported profitability of USBAM and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by USBAM and of comparable funds managed by other advisers. The Board found that while the management fees for USBAM's institutional separate accounts are lower than the Funds' management fees, the Funds receive additional services from USBAM that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund's advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund's expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board asked USBAM to articulate its pricing philosophy. USBAM responded that it attempts generally to maintain each Fund's total operating expenses at a level that approximates its peer group median expense ratio. In addition, USBAM committed to waive its investment advisory fees to the extent necessary to maintain the Funds' total expense ratios at levels generally in line with their respective peer groups. Consistent with this pricing philosophy, and after discussions with the Board, USBAM proposed certain changes to the expense ratios of the Small Cap Index Fund, as discussed in more detail below. The Board concluded that USBAM's pricing philosophy is a reasonable one and, after taking into account USBAM's proposed change to the expense ratio of Small Cap Index Fund, that the Funds' advisory fees and expense ratios are reasonable in light of the services provided.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

Equity Index Fund. The Board considered that the Fund's contractual advisory fee is equal to its peer group median contractual advisory fee and that, after waivers, the Fund's advisory fee is significantly lower and the Fund's expense ratio is slightly lower than the peer group median. The Board concluded that the Fund's advisory fee and expense ratio are reasonable.

Mid Cap Index Fund. The Board considered that both the Fund's contractual advisory fee and its advisory fee after waivers are significantly lower than the peer group median fees. In addition, the Fund's expense ratio after waivers is slightly lower than the peer group median. The Board concluded that the Fund's advisory fee and expense ratio are reasonable.

Small Cap Index Fund. The Board considered that, while the Fund's contractual advisory fee is slightly higher than that of the peer group median, after waivers, the Fund's advisory fee is equal to the peer group's median advisory fee. The Board also noted, however, that the Fund's total expense ratio after waivers of 0.93% was higher than the Lipper expense group median of 0.77%. To bring the Fund's total expense ratio more closely in line with that of its peer group median, USBAM agreed to cap total Fund expenses at 0.83%. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the new expense cap, are reasonable.

FIRST AMERICAN FUNDS Annual Report 2005

58

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund's investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by USBAM, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, USBAM has committed to waive advisory fees to the extent necessary to keep each Fund's total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The median total expense ratio of a Fund's peer group will necessarily reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group. Therefore, by capping a Fund's total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds' advisory fee schedules. In light of USBAM's commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the Funds, the Board noted that USBAM and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, sub-administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by USBAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered USBAM's use of the Funds' portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of USBAM, that USBAM's use of "soft" commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of each Fund and its shareholders.

FIRST AMERICAN FUNDS Annual Report 2005

59

NOTICE TO SHAREHOLDERS  September 30, 2005 (unaudited)

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997.	Retired; Vice President, Cargo – United Airlines, from July 2001 through July 2004; Vice President, North America – Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001.	Retired; Director, President and Chief Executive Officer, Weirton Steel, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1984.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, Excensus(TM) LLC, a strategic demographic planning and application development firm, since 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

FIRST AMERICAN FUNDS Annual Report 2005

60

Independent Directors - continued

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF's Board since September 1997; Director of FAF since June 1991.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

†  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

FIRST AMERICAN FUNDS Annual Report 2005

61

NOTICE TO SHAREHOLDERS  September 30, 2005 (unaudited)

Officers

Position(s) Name, Address, and Year of Birth	Term of Office Held with Funds	and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962) *	President	Re-elected by the Board annually; President of FAIF since February 2001.	Chief Executive Officer of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Chief Executive Officer of First American Asset Management from December 2000 to May 2001 and of Firstar Investment & Research Management Company ("FIRMCO") from February 2001 to May 2001; prior thereto Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray.

Mark S. Jordahl U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960) *	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001.	Chief Investment Officer of U.S. Bancorp Asset Management, Inc., since September 2001; President and Chief Investment Officer, ING Investment Management – Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956) *	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000.	Senior Vice President of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Charles D Gariboldi, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959) *	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004.	Mutual Fund Treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto Vice President of investment accounting and Fund Treasurer for Thrivent Financial for Lutherans.

Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965) *	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005.	Assistant Treasurer, U.S. Bancorp Asset Management, Inc., since September 2005, prior thereto, Director, Senior Project Manager, U.S. Bancorp Asset Management, Inc., from May 2003. Prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960) *	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since February 2005.	Chief Compliance Officer for First American Funds and U.S. Bancorp Asset Management, Inc., since February 2005. Prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004. Prior to that Vice President Charles Schwab & Co,. Inc.

Kathleen L. Prudhomme U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953) *	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998.	Deputy General Counsel, U.S. Bancorp Asset Management, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt, 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971) *	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004.	Attorney for U.S. Bancorp Asset Management, Inc., since August 2004; 2001-2004, Senior Counsel, Thrivent Financial for Lutherans; prior thereto, Consultant, Principal Financial Group.

FIRST AMERICAN FUNDS Annual Report 2005

62

Officers - continued

Position(s) Name, Address, and Year of Birth	Term of Office Held with Fund	and Length of Time Served	Principal Occupation(s) During Past 5 Years
James R. Arnold 615 E. Michigan Street Milwaukee, WI 53202 (1957) *	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; prior thereto, Senior Administration Services Manager, UMB Fund Services, Inc.

Douglas G. Hess 615 E. Michigan Street Milwaukee, WI 53202 (1967) *	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC.

*  Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui and Agnew, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of U.S. Bancorp Asset Management, Inc. which serves as investment adviser and administrator for FAIF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and serves as Transfer Agent for FAIF.

FIRST AMERICAN FUNDS Annual Report 2005

63

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Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.

Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.

Retired; former Senior Vice President, Chief Financial Officer,

and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.

Retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Investment Funds, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Investment Funds, Inc.

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Investment Funds, Inc.

Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.

Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended September 30, 2005. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the Funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

ADMINISTRATOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota 55101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

220 South Sixth Street

Suite 1400

Minneapolis, Minnesota 55402

COUNSEL

Dorsey & Whitney LLP

50 South Sixth Street

Suite 1500

Minneapolis, Minnesota 55402

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0286-05  11/2005  AR-INDEX

2005 Annual Report

First American Tax Free Income Funds

First American Tax Free Income Funds are comprised of tax-exempt bonds, which are debt obligations issued by state and local governments, school districts, hospitals, and various other public entities to raise money for projects and services.

Like tax-exempt bonds, tax-free income funds (also known as municipal bond funds) provide income that is typically free from federal taxes. In some cases the income may be exempt from state and local taxes as well.

Message to Shareholders	1
Report of Independent Registered Public Accounting Firm	44
Schedule of Investments	45
Statements of Assets and Liabilities	98
Statements of Operations	100
Statements of Changes in Net Assets	102
Financial Highlights	106
Notes to Financial Statements	116
Notice to Shareholders	126

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the state and/or federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS  November 14, 2005

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended September 30, 2005.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

 We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

/s/ Virginia L. Stringer	/s/ Thomas S. Schreier, Jr.

Virginia L. Stringer	Thomas S. Schreier, Jr.
Chairperson of the Board	President
First American Investment Funds, Inc.	First American Investment Funds, Inc.

FIRST AMERICAN FUNDS Annual Report 2004

Arizona Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Arizona state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Arizona Tax Free Fund (the "fund"), Class Y shares, returned 3.65% for the fiscal year ended September 30, 2005 (Class A shares returned 3.49%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman Municipal Bond Index*, returned 4.05%. Performance for the fund's peer group, the Lipper Arizona Municipal Debt Funds Category Average, was 2.95%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund's positive performance relative to its peer group. An overweight in bonds with 15-year and longer maturities allowed the fund to limit the effects of rising short-term rates (when interest rates increase, bond prices generally decline). While short-term interest rates continued to rise during the fiscal period, longer-term rates fell, causing longer-maturity bonds to outperform short- and intermediate-maturity bonds in terms of income and price appreciation.

The sectors with the most notably positive effect on performance were healthcare and transportation. Longer-term general obligation bonds also added value.

In terms of credit quality, lower-rated, investment-grade securities outperformed higher-quality, investment-grade municipals. The fund's increased position in A-rated bonds enjoyed strong performance due to narrowing spreads. However, as spreads narrowed and lower-rated bonds outperformed higher-rated ones, the fund was unable to increase its percentage of BBB-rated securities due to limited supply. The fund held a significant position of prefunded bonds, which significantly underperformed the general obligation and revenue issues.

What strategic moves were made by the fund and why?

The fund's duration was shortened. Given the potential for further short-term rate increases and the flattening yield curve, we sold shorter prerefunded bonds and moved the proceeds to bonds with maturities of 20 years and longer. We continued to selectively increase positions in A-rated securities.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	67.7%
General Obligations[3]	20.3%
Certificates of Participation[3]	5.2%
Cash Equivalents	5.6%
Other Assets and Liabilities, Net	1.2%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	48.9%
AA/Aa	19.0%
A/A	8.8%
BBB/Baa	14.2%
Non-Rated	9.1%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 18.8% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Arizona Tax Free fund continued

Annual Performance1  as of September 30, 2005

			Since Inception
	1 year	5 years	2/1/2000
Average annual return with sales charge (POP)
Class A	(0.94)%	5.41%	6.23%
Class C	2.10%	5.92%	6.63%
Average annual return without sales charge (NAV)
Class A	3.49%	6.32%	7.04%
Class C	3.08%	5.92%	6.63%
Class Y	3.65%	6.58%	7.30%
Lehman Municipal Bond Index[2]	4.05%	6.34%	6.93%

Value of a $10,000 Investment1, 3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 2/1/2000 to 9/30/2005) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3  Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

FIRST AMERICAN FUNDS Annual Report 2005

Arizona Tax Free fund continued

Expense Example

As a shareholder of the Arizona Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,027.20	$3.81
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class C Actual[2]	$1,000.00	$1,025.20	$5.84
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class Y Actual[2]	$1,000.00	$1,027.50	$2.54
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.72%, 2.52%, and 2.75% for Class A, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

California Intermediate Tax Free fund

Investment Objective: current income that is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American California Intermediate Tax Free Fund (the "fund"), Class Y shares, returned 2.66% for the fiscal year ended September 30, 2005 (Class A shares returned 2.51%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 2.03%. Performance for the fund's peer group, the Lipper California Intermediate Municipal Debt Funds Category Average, was 1.88%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund outperforming the index. The fund emphasized longer-term securities in order to benefit from the flattening yield curve. Consequently, as short-term interest rates continued to rise while longer-term rates declined, this emphasis on longer-term securities (10 years or more) provided better price appreciation along with higher income. The fund also benefited from an incremental "barbelling" strategy, whereby short- and intermediate-maturity bonds are de-emphasized in favor of cash and longer-maturity issues.

In terms of credit quality, lower-rated, investment-grade securities outperformed higher-quality, investment-grade municipals. Consequently, the fund's holdings in BBB-rated bonds and A-rated bonds had a positive effect on the fund's performance.

Because of the steadily rising short-term interest rates, shorter-maturity bonds, though generating positive returns, nonetheless underperformed longer-maturing bonds. With credit spreads narrowing, the performance of higher-rated bonds was weaker, as was that of prerefunded bonds.

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we increased weighting for bonds with maturities of 10 years or more. The fund's duration was neutral to slightly long to its benchmark throughout most of the fiscal year.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	68.2%
General Obligations[3]	19.8%
Certificates of Participation[3]	7.0%
Cash Equivalents	4.3%
Other Assets and Liabilities, Net	0.7%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	51.7%
AA/Aa	5.6%
A/A	22.6%
BBB/Baa	16.8%
Non-Rated	3.3%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 9.1% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

California Intermediate Tax Free fund continued

Annual Performance1  as of September 30, 2005

			Since Inception
	1 year	5 years	8/8/1997
Average annual return with sales charge (POP)
Class A	0.23%	4.47%	4.47%
Average annual return without sales charge (NAV)
Class A	2.51%	4.94%	4.76%
Class Y	2.66%	5.06%	4.86%
Lehman 7-Year Municipal Bond Index[2]	2.03%	5.71%	5.24%

Value of a $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 8/8/1997 to 9/30/2005) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

FIRST AMERICAN FUNDS Annual Report 2005

California Intermediate Tax Free fund continued

Expense Example

As a shareholder of the California Intermediate Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,022.50	$4.31
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class Y Actual[2]	$1,000.00	$1,023.30	$3.55
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.25% and 2.33% for Class A and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

California Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended September 30, 2005?

The First American California Tax Free Fund (the "fund"), Class Y shares, returned 3.85% for the fiscal year ended September 30, 2005 (Class A shares returned 3.50%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman Municipal Bond Index*, returned 4.05%. Performance for the fund's peer group, the Lipper California Municipal Debt Funds Category Average, was 4.52%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

As short-term interest rates continued to rise while longer-term rates declined, shorter-maturity bonds, though generating positive returns, nonetheless underperformed. While the fund emphasized longer-term securities, which provided favorable income with better price appreciation, it would have benefited from a higher allocation at the long end of the yield curve (bond maturities of 22 years or more).

In terms of credit quality, lower-rated, investment-grade securities outperformed higher-quality, investment-grade municipals. The fund's holdings rated BBB outperformed higher-rated bonds as spreads narrowed. Despite the strong performance by these bonds, the fund as a whole underperformed relative to the index, largely because of its relatively lower allocation in bonds with longer maturities.

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we increased weighting for bonds in the maturity range of 15 to 20 years. We were able to slightly increase the weighting for lower-rated bonds. The fund's duration was mostly neutral to the benchmark during the fiscal year.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	71.8%
General Obligations[3]	19.9%
Certificates of Participation[3]	4.3%
Cash Equivalents	4.4%
Other Assets and Liabilities, Net	(0.4)%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	53.4%
AA/Aa	12.6%
A/A	12.5%
BBB/Baa	17.6%
Non-Rated	3.9%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 13.2% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

California Tax Free fund continued

Annual Performance1  as of September 30, 2005

			Since Inception
	1 year	5 years	2/1/2000
Average annual return with sales charge (POP)
Class A	(0.93)%	5.07%	6.28%
Class C	2.12%	5.60%	6.70%
Average annual return without sales charge (NAV)
Class A	3.50%	5.98%	7.09%
Class C	3.11%	5.60%	6.70%
Class Y	3.85%	6.26%	7.37%
Lehman Municipal Bond Index[2]	4.05%	6.34%	6.93%

Value of a $10,000 Investment1, 3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 2/1/2000 to 9/30/2005) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3  Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

FIRST AMERICAN FUNDS Annual Report 2005

California Tax Free fund continued

Expense Example

As a shareholder of the California Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,027.50	$3.81
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class C Actual[2]	$1,000.00	$1,025.70	$5.84
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class Y Actual[2]	$1,000.00	$1,028.80	$2.54
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.75%, 2.57% and 2.88% for Class A, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Colorado Intermediate Tax Free fund

Investment Objective: current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Colorado Intermediate Tax Free Fund (the "fund"), Class Y shares, returned 2.36% for the fiscal year ended September 30, 2005 (Class A shares returned 2.11%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 2.03%. Performance for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 1.65%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund outperforming the index. Because of the steadily rising short-term interest rates, shorter-maturity bonds, though generating positive returns, nonetheless underperformed. The fund, however, emphasized longer-term securities in order to benefit from the flattening yield curve and to provide better price appreciation along with higher income.

The fund's emphasis on revenue bonds vs. general obligations bonds was a positive contributor to performance as revenue bonds generally outperformed. The sector with the most notably positive effect on performance was healthcare.

In terms of credit quality, lower-rated, investment-grade securities outperformed higher-quality, investment-grade municipals. The fund's holdings rated A or lower outperformed.

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we increased the weighting for bonds in the maturity range of 10 to 15 years. We also slightly increased the weighting for bonds rated A and BBB. The fund's duration was neutral to slightly long vs. the benchmark during the fiscal year.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	71.6%
General Obligations[3]	19.6%
Certificates of Participation[3]	7.2%
Cash Equivalents	0.3%
Other Assets and Liabilities, Net	1.3%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	52.5%
AA/Aa	12.7%
A/A	9.7%
BBB/Baa	19.4%
BB/Ba	0.8%
Non-Rated	4.9%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 11.1% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Colorado Intermediate Tax Free fund continued

Annual Performance1  as of September 30, 2005

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	(0.17)%	4.71%	4.58%
Average annual return without sales charge (NAV)
Class A	2.11%	5.20%	4.82%
Class Y	2.36%	5.33%	4.87%
Lehman 7-Year Municipal Bond Index[2]	2.03%	5.71%	5.47%

Value of a $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/1995 to 9/30/2005) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

FIRST AMERICAN FUNDS Annual Report 2005

Colorado Intermediate Tax Free fund continued

Expense Example

As a shareholder of the Colorado Intermediate Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,024.70	$4.31
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class Y Actual[2]	$1,000.00	$1,026.50	$3.56
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.47% and 2.65% for Class A and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Colorado Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Colorado state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Colorado Tax Free Fund (the "fund"), Class Y shares, returned 3.70% for the fiscal year ended September 30, 2005 (Class A shares returned 3.36%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman Municipal Bond Index*, returned 4.05%. Performance for the fund's peer group, the Lipper Colorado Municipal Debt Funds Category, was 3.37%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund's positive performance relative to its peer group. In terms of credit quality, lower-rated, investment-grade securities outperformed higher-quality, investment-grade municipals. Consequently, the fund's holdings in BBB-rated bonds and A-rated bonds had a positive effect on the fund's performance. However, due to limited supply in the state, the fund was unable to increase its percentage of nonrated securities, which contributed to its underperformance as spreads narrowed substantially on these securities.

An overweight in bonds with 15-year and longer maturities allowed the fund to limit the effects of rising short-term rates (when interest rates increase, bond prices generally decline). While short-term interest rates continued to rise during the fiscal year, longer-term rates fell, causing longer-maturity bonds to outperform short- and intermediate-maturity bonds in terms of income and price appreciation.

The fund's emphasis on revenue bonds vs. general obligations bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors with the most notably positive effect on performance were healthcare, housing, and solid waste disposal.

What strategic moves were made by the fund and why?

The fund's duration was shortened from long to the benchmark to neutral to the benchmark. Given the potential for further short-term rate increases and the flattening yield curve, we sold underperforming prerefunded bonds and moved the proceeds to bonds with maturities of 20 years and longer. We continued to selectively increase positions in A/BBB-rated bonds.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	68.9%
Certificates of Participation[3]	18.2%
General Obligations[3]	10.6%
Cash Equivalents	1.0%
Other Assets and Liabilities, Net	1.3%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	52.4%
AA/Aa	12.6%
A/A	13.1%
BBB/Baa	20.2%
Non-Rated	1.7%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 15.9% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Colorado Tax Free fund continued

Annual Performance1  as of September 30, 2005

			Since Inception
	1 year	5 years	2/1/2000
Average annual return with sales charge (POP)
Class A	(1.03)%	6.56%	6.37%
Class C	1.97%	6.15%	6.77%
Average annual return without sales charge (NAV)
Class A	3.36%	5.65%	7.18%
Class C	2.95%	6.15%	6.77%
Class Y	3.70%	6.83%	7.47%
Lehman Municipal Bond Index[2]	4.05%	6.34%	6.93%

Value of a $10,000 Investment1, 3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 2/1/2000 to 9/30/2005) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3  Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

FIRST AMERICAN FUNDS Annual Report 2005

Colorado Tax Free fund continued

Expense Example

As a shareholder of the Colorado Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,030.00	$3.82
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class C Actual[2]	$1,000.00	$1,028.00	$5.85
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class Y Actual[2]	$1,000.00	$1,032.10	$2.55
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 3.00%, 2.80%, and 3.21% for Class A, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Intermediate Tax Free fund

Investment Objective: current income that is exempt from federal income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Intermediate Tax Free Fund (the "fund"), Class Y shares, returned 2.47% for the fiscal year ended September 30, 2005 (Class A shares returned 2.31%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 2.03%. Performance for the fund's peer group, the Lipper Intermediate Municipal Debt Funds Category Average, was 1.79%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita. The fund had well under 1% of its assets in Louisiana and Mississippi combined, the majority of which are insured.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund outperforming the index. The fund emphasized longer-term securities in order to benefit from the flattening yield curve. Consequently, as short-term interest rates continued to rise while longer-term rates declined, this emphasis provided better price appreciation along with higher income.

The fund's emphasis on revenue bonds vs. general obligations bonds was also a positive contributor to performance as revenue bonds generally outperformed. The sectors with the most notably positive effect on performance were healthcare and continuing care retirement community.

In terms of credit quality, lower-rated, investment-grade securities outperformed higher-quality, investment-grade municipals.

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we increased the weighting for bonds in the maturity range of 10 or more years. We slightly increased the fund's weighting for A-rated securities. The fund's duration was mostly neutral to its benchmark throughout the fiscal year.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	61.8%
General Obligations[3]	34.6%
Certificate of Participation[3]	2.4%
Cash Equivalents	0.3%
Other Assets and Liabilities, Net	0.9%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	58.2%
AA/Aa	13.1%
A/A	13.5%
BBB/Baa	9.6%
BB/Ba	0.9%
Non-Rated	4.7%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 23.4% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Intermediate Tax Free fund continued

Annual Performance1  as of September 30, 2005

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	(0.01)%	4.71%	4.59%
Average annual return without sales charge (NAV)
Class A	2.31%	5.18%	4.84%
Class Y	2.47%	5.32%	4.89%
Lehman 7-Year Municipal Bond Index[2]	2.03%	5.71%	5.47%

Value of a $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/1995 to 9/30/2005) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

FIRST AMERICAN FUNDS Annual Report 2005

Intermediate Tax Free fund continued

Expense Example

As a shareholder of the Intermediate Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,025.00	$4.31
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class Y Actual[2]	$1,000.00	$1,024.90	$3.55
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.50% and 2.49% for Class A and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Intermediate Tax Free fund

Investment Objective: current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Minnesota Intermediate Tax Free Fund (the "fund"), Class Y shares, returned 2.50% for the fiscal year ended September 30, 2005 (Class A shares returned 2.33%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 2.03%. Performance for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 1.65%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund outperforming the index. The fund emphasized longer-term securities in order to benefit from the flattening yield curve. Consequently, as short-term interest rates continued to rise while longer-term rates declined, this emphasis on longer-term securities provided better price appreciation along with higher income.

The fund's emphasis on revenue bonds vs. general obligations bonds was also a positive contributor to performance as revenue bonds generally outperformed. The sector with the most notably positive effect on performance was healthcare.

In terms of credit quality, lower-rated, investment-grade securities outperformed higher-quality, investment-grade municipals.

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we decreased the weighting for bonds with maturities of five years or less and increased the weighting for bonds with maturities of 10 years or more. The fund's duration was reduced from neutral to slightly short. We also increased the weighting for bonds rated A or lower and increased our position in the healthcare sector.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	56.5%
General Obligations[3]	39.5%
Certificates of Participation[3]	2.4%
Cash Equivalents	1.9%
Other Assets and Liabilities, Net	(0.3)%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	48.7%
AA/Aa	22.2%
A/A	11.4%
BBB/Baa	8.0%
BB/Ba	1.5%
Non-Rated	8.2%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 6.2% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Intermediate Tax Free fund continued

Annual Performance1  as of September 30, 2005

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	0.01%	4.48%	4.51%
Average annual return without sales charge (NAV)
Class A	2.33%	4.97%	4.75%
Class Y	2.50%	5.09%	4.78%
Lehman 7-Year Municipal Bond Index[2]	2.03%	5.71%	5.47%

Value of a $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/1995 to 9/30/2005) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Minnesota state and federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Intermediate Tax Free fund continued

Expense Example

As a shareholder of the Minnesota Intermediate Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,024.10	$4.31
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class Y Actual[2]	$1,000.00	$1,024.00	$3.55
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.41% and 2.40% for Class A and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Minnesota state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Minnesota Tax Free Fund (the "fund"), Class Y shares, returned 4.69% for the fiscal year ended September 30, 2005 (Class A shares returned 4.42%, without taking the sales charge into consideration, for the same period). By comparison, the fund's benchmark, the Lehman Municipal Bond Index*, returned 4.05%. Performance for the fund's peer group, the Lipper Minnesota Municipal Debt Funds Objective Average, was 3.57%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund outperforming the index. An overweight in bonds with 17-year and longer maturities allowed the fund to limit the effects of rising short-term rates (when interest rates increase, bond prices generally decline). While short-term interest rates continued to rise during the fiscal period, longer-term rates fell, causing longer-maturity bonds to outperform short- and intermediate-maturity bonds in terms of income and price appreciation.

The fund's emphasis on revenue bonds vs. general obligations bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that had a positive effect on performance were healthcare and electric utility revenue.

The fund held positions in bonds that were advance-refunded during the fiscal year, which also made a positive contribution to performance. They significantly increased in value following news of their refunding because of their relatively high coupons and now shorter maturities. These bonds will now be retired on their call date, which is typically much earlier than original maturity.

The fund's positions in general obligation bonds detracted from overall performance, as these issues underperformed the broad municipal index.

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we sold short and intermediate maturities (two to nine years) and purchased issues with maturities of 15 years or more. We also placed more emphasis on premium coupon structures – bonds with a coupon that is higher than current market rates. If rates rise, this higher coupon can act as a cushion or buffer.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	85.1%
General Obligations[3]	12.1%
Cash Equivalents	2.1%
Other Assets and Liabilities, Net	0.7%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	33.0%
AA/Aa	15.9%
A/A	23.4%
BBB/Baa	10.2%
BB/Ba	1.1%
Non-Rated	16.4%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 12.5% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Tax Free fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	8/1/1997	2/1/1999
Average annual return with sales charge (POP)
Class A	(0.03)%	4.88%	5.06%	-	-
Class C	3.03%	5.37%		-	4.17%
Average annual return without sales charge (NAV)
Class A	4.42%	5.79%	5.52%	-	-
Class C	4.02%	5.37%	-	-	4.17%
Class Y	4.69%	6.06%	-	5.33%	-
Lehman Municipal Bond Index[2]	4.05%	6.34%	6.06%	5.62%	5.28%

Value of a $10,000 Investment1, 3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A shares (from 9/30/1995 to 9/30/2005) and Class Y shares (from 8/1/1997 to 9/30/2005) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Minnesota state and federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

On July 31, 1998, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to July 31, 1998, represents that of the Piper Minnesota Tax-Exempt Fund.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3  Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Tax Free fund continued

Expense Example

As a shareholder of the Minnesota Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,030.60	$4.84
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class C Actual[2]	$1,000.00	$1,028.70	$6.87
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83
Class Y Actual[2]	$1,000.00	$1,032.00	$3.57
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 3.06%, 2.87%, and 3.20% for Class A, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Missouri Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Missouri state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Missouri Tax Free Fund (the "fund"), Class Y shares, returned 3.08% for the fiscal year ended September 30, 2005 (Class A shares returned 2.74%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman Municipal Bond Index*, returned 4.05%. Performance for the fund's peer group, the Lipper Missouri Municipal Debt Funds Category Average, was 3.53%

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

As short-term interest rates continued to rise while longer-term rates declined, shorter-maturity bonds, though generating positive returns, nonetheless underperformed. While the fund emphasized longer-term securities, which provided favorable income with better price appreciation, it would have benefited from a higher allocation at the long end of the yield curve (bond maturities of 22 years or more).

In terms of credit quality, lower-rated, investment-grade securities – specifically the fund's holdings rated A or lower – outperformed higher-quality, investment-grade municipals. However, due to limited supply, the fund was unable to increase its position in lower-rated bonds to desired levels.

The fund's emphasis on revenue bonds vs. general obligations bonds was a positive contributor to performance as revenue bonds generally outperformed. The sector with the most notably positive effect on performance was healthcare.

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we increased the weighting for bonds in the maturity range of 17 to 22 years and decreased the weighting for bonds with maturities of 10 years or under.

We also increased the weighting for bonds rated A or lower and decreased the AA-rated allocation. The fund's duration was neutral during most of the fiscal year.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	72.4%
General Obligations[3]	23.9%
Certificates of Participation[3]	1.9%
Cash Equivalents	1.3%
Other Assets and Liabilities, Net	0.5%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	52.3%
AA/Aa	33.8%
A/A	6.8%
BBB/Baa	4.8%
BB/Ba	1.0%
Non-Rated	1.3%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 14.2% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Missouri Tax Free fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(1.65)%	4.53%	4.57%	-
Class C	1.43%	-	-	4.04%
Average annual return without sales charge (NAV)
Class A	2.74%	5.44%	5.02%	-
Class C	2.42%	-	-	4.04%
Class Y	3.08%	5.79%	5.30%	-
Lehman Municipal Bond Index[2]	4.05%	6.34%	6.06%	5.37%

Value of a $10,000 Investment1, 3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 11/30/1995 to 9/30/2005) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

On September 24, 2001, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on December 11, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on October 2, 1995, and prior to that, was a separate series of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund, which have no distribution or shareholder servicing fees. Performance prior to October 2, 1995, reflects performance without such fees.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3  Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

FIRST AMERICAN FUNDS Annual Report 2005

Missouri Tax Free fund continued

Expense Example

As a shareholder of the Missouri Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,025.00	$4.82
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class C Actual[2]	$1,000.00	$1,023.80	$6.85
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83
Class Y Actual[2]	$1,000.00	$1,027.10	$3.56
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.50%, 2.38%, and 2.71% for Class A, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Nebraska Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Nebraska state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Nebraska Tax Free Fund (the "fund"), Class Y shares, returned 3.45% for the fiscal year ended September 30, 2005 (Class A shares returned 3.20%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman Municipal Bond Index*, returned 4.05%. Performance for the fund's peer group, the Lipper Other States Municipal Debt Funds Category Average, was 2.73%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

During this fiscal period, as short-term interest rates continued to rise while longer-term rates declined, the fund held a significant position of its assets in securities maturing in 15 years and longer. To take further advantage of the yield curve flattening, the fund's 13% increase in net assets was directed to bonds with maturities of 20 years and longer. However, though longer-term municipals generally posted outstanding performance, an overweight position of the fund's assets were invested in bonds with maturities between 10 and 15 years, which underperformed the bonds with longer maturities.

In terms of credit quality, as spreads narrowed and lower-rated bonds outperformed higher-rated ones, the fund was unable to increase its percentage of BBB-rated securities due to limited supply.

The fund's positions in the electric utilities sector underperformed. The sector with the most notably positive effect on performance was healthcare and longer-term general obligation bond sectors.

The fund held positions in bonds that were advance-refunded during the fiscal period, which also made a positive contribution to performance. They significantly increased in value following news of their refunding because of their relatively high coupons and now shorter maturities. These bonds will now be retired on their call date, which is typically much earlier than original maturity.

What strategic moves were made by the fund and why?

The fund's duration was shortened. Given the potential for further short-term rate increases and the flattening yield curve, we sold shorter prerefunded bonds and purchased issues with maturities of 20 years or more. We continued to selectively increase positions in A-rated securities when available.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	73.0%
General Obligations[3]	20.9%
Cash Equivalents	5.7%
Certificates of Participation[3]	3.2%
Other Assets and Liabilities, Net	(2.8)%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	41.8%
AA/Aa	37.3%
A/A	12.5%
BBB	1.3%
Non-Rated	7.1%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 8.9% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Nebraska Tax Free fund continued

Annual Performance1  as of September 30, 2005

		Since Inception
	1 year	2/28/2001
Average annual return with sales charge (POP)
Class A	(1.16)%	4.35%
Class C	1.82%	4.80%
Average annual return without sales charge (NAV)
Class A	3.20%	5.34%
Class C	2.81%	4.80%
Class Y	3.45%	5.59%
Lehman Municipal Bond Index[2]	4.05%	5.64%

Value of a $10,000 Investment1, 3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 2/28/2001 to 9/30/2005) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3  Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

FIRST AMERICAN FUNDS Annual Report 2005

Nebraska Tax Free fund continued

Expense Example

As a shareholder of the Nebraska Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,026.60	$3.81
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class C Actual[2]	$1,000.00	$1,024.70	$5.84
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class Y Actual[2]	$1,000.00	$1,027.80	$2.54
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.66%, 2.47%, and 2.78% for Class A, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Ohio Tax Free fund

Investment Objective: maximum current income that is exempt from both federal income tax and Ohio state income tax to the extent consistent with prudent investment risk

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Ohio Tax Free Fund (the "fund"), Class Y shares, returned 3.12% for the fiscal year ended September 30, 2005 (Class A shares returned 2.86%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman Municipal Bond Index*, returned 4.05%. Performance for the fund's peer group, the Lipper Ohio Municipal Debt Funds Category Average, was 3.13%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

The fund was launched in 2002 in a low-rate environment and has had limited opportunity to take advantage of refundings, which could have initially provided an increase in price, subsequent underperformance notwithstanding. As short-term interest rates continued to rise while longer-term rates declined, the fund emphasized longer-term securities, which provided favorable income with better price appreciation. However, the fund's shorter-maturity bond holdings, though generating positive returns, nonetheless underperformed.

In terms of credit quality, lower-rated, investment-grade securities – namely the fund's holdings rated A and lower – outperformed higher-quality, investment-grade municipals. However, due to limited supply and pricing opportunities, the fund was unable to increase its position in lower-rated bonds to desirable levels, which had a negative impact the fund's performance.

The fund's increase in revenue bond holdings and reduction in general obligations were positive contributors to performance as the former generally outperformed the latter.

What strategic moves were made by the fund and why?

On the basis of their performance, we increased weighting for bonds rated A or lower. We increased exposure to healthcare and reduced exposure to school districts. The fund's duration was slightly lengthened as lower-rated, higher-yielding securities were added in the range of 15 years or more.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	49.4%
General Obligations[3]	46.0%
Certificates of Participation[3]	3.2%
Other Assets and Liabilities, Net	1.4%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	45.1%
AA/Aa	37.6%
A/A	12.3%
BBB/Baa	4.4%
Non-Rated	0.6%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 8.7% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Ohio Tax Free fund continued

Annual Performance1  as of September 30, 2005

		Since Inception
	1 year	4/30/2002
Average annual return with sales charge (POP)
Class A	(1.54)%	3.85%
Class C	1.59%	4.48%
Average annual return without sales charge (NAV)
Class A	2.86%	5.17%
Class C	2.58%	4.48%
Class Y	3.12%	5.45%
Lehman Municipal Bond Index[2]	4.05%	5.59%

Value of a $10,000 Investment1, 3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 4/30/2002 to 9/30/2005) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3  Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

FIRST AMERICAN FUNDS Annual Report 2005

Ohio Tax Free fund continued

Expense Example

As a shareholder of the Ohio Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,029.00	$3.81
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class C Actual[2]	$1,000.00	$1,027.40	$5.84
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class Y Actual[2]	$1,000.00	$1,030.30	$2.54
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75%, 1.15%, and 0.50% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 2.90%, 2.74%, and 3.03% for Class A, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Oregon Intermediate Tax Free fund

Investment Objective: current income that is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Oregon Intermediate Tax Free Fund (the "fund"), Class Y shares, returned 1.82% for the fiscal year ended September 30, 2005 (Class A shares returned 1.67%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman 7-Year Municipal Bond Index*, returned 2.03%. Performance for the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Category Average, was 1.65%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure was the primary contributor to the fund's outperformance of its peer group. As short-term interest rates continued to rise while longer-term rates declined, the fund sought to benefit from the yield curve flattening by emphasizing longer-term securities, which provided favorable income with better price appreciation. The fund also reduced its exposure to securities with maturities shorter than five years. These shorter-maturity bond holdings, though generating positive returns, nonetheless detracted from performance.

In terms of credit quality, as spreads narrowed and lower-rated bonds outperformed higher-rated ones, the fund was unable to increase its percentage of lower-rated securities due to very limited supply in the state. This less-than-optimal allocation was the primary contributor to the fund's underperformance relative to the index.

Higher coupon bonds were refunded, which caused an initial increase in price, but the refunded bonds subsequently underperformed. A decrease in revenue bonds in the portfolio also had a negative impact on performance

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we increased our weighting for bonds in the maturity range of 10 or more years. We have increased the fund's weighting for AA-rated securities. The fund's duration was relatively neutral throughout the fiscal year.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
General Obligations[3]	61.6%
Revenue Bonds[3]	31.3%
Certificates of Participation[3]	5.3%
Cash Equivalents	0.5%
Other Assets and Liabilities, Net	1.3%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	58.4%
AA/Aa	34.2%
A/A	1.4%
BBB/Baa	3.5%
Non-Rated	2.5%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 22.4% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Oregon Intermediate Tax Free fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	2/1/1999
Average annual return with sales charge (POP)
Class A	(0.64)%	4.39%	-	3.64%
Average annual return without sales charge (NAV)
Class A	1.67%	4.86%	-	4.01%
Class Y	1.82%	4.98%	4.65%	-
Lehman 7-Year Municipal Bond Index[2]	2.03%	5.71%	5.47%	4.86%

Value of a $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A shares (from 2/1/1999 to 9/30/2005) and Class Y shares (from 9/30/1995 to 9/30/2005) as compared to the Lehman 7-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

Performance prior to August 8, 1997, is that of Oregon Municipal Bond Trust Fund, a predecessor common trust fund. On August 8, 1997, substantially all of the assets of Oregon Municipal Bond Trust Fund were transferred into Oregon Intermediate Tax Free Fund. The objectives, policies, and guidelines of the two funds were, in all material respects, identical. Oregon Municipal Bond Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

FIRST AMERICAN FUNDS Annual Report 2005

Oregon Intermediate Tax Free fund continued

Expense Example

As a shareholder of the Oregon Intermediate Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,020.70	$4.31
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class Y Actual[2]	$1,000.00	$1,021.40	$3.55
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.85% and 0.70% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005 of 2.07% and 2.14% for Class A and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Short Tax Free fund

Investment Objective: to provide investors with currrent income that is exempt from federal income tax, to the extent consistent with the preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Short Tax Free Fund (the "fund"), Class Y shares, returned 0.83% for the fiscal year ended September 30, 2005 (Class A shares returned 0.67%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman 3-Year Municipal Bond Index*, returned 0.77%. Performance for the fund's peer group, the Lipper Short Municipal Debt Funds Category Average, was 1.17%.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund's performance. Selling bonds with the maturities of two and three years and moving to cash and cash equivalents and/or four- to five-year securities gave the portfolio more of a "barbell" structure throughout the year, enabling it to take better advantage of the flattening yield curve (with longer-maturity bonds outperforming short-term issues).

The fund's emphasis on revenue bonds vs. general obligations bonds was a positive contributor to performance as revenue bonds generally outperformed. The sector with the most notably positive effect on performance was healthcare.

In terms of credit quality, lower-rated, investment-grade securities outperformed higher-quality, investment-grade municipals. The fund's increased positions in A-rated and BBB-rated securities had a positive impact on performance.

The fund shortened its duration to 70% of its benchmark through the first and second quarter with a modest extension during the third quarter. With duration shorter than its benchmark for most of the year, the fund outperformed the benchmark but it underperformed its Lipper peer group as a result of being longer than its peers. The fund held a position of 12.7% of the fund's net assets in the prerefunded sector, which underperformed the general obligations and revenue sectors.

What strategic moves were made by the fund and why?

The fund's duration was shortened. To capture the increase in short rates as a result of the Fed tightening, we moved out of the two- to three-year securities and invested in variable rate demand notes. We continued to selectively increase positions in A-rated and BBB-rated securities when available.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	74.9%
General Obligations[3]	23.5%
Cash Equivalents	2.0%
Certificates of Participation[3]	1.1%
Other Assets and Liabilities, Net	(1.5)%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	34.6%
AA/Aa	18.8%
A/A	23.0%
BBB/Baa	18.8%
BB/Ba	0.2%
Non-Rated	4.6%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 12.7% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Short Tax Free fund continued

Annual Performance1  as of September 30, 2005

		Since Inception
	1 year	10/25/2002
Average annual return with sales charge (POP)
Class A	(1.60)%	1.28%
Average annual return without sales charge (NAV)
Class A	0.67%	2.07%
Class Y	0.83%	2.22%
Lehman 3-Year Municipal Bond Index[2]	0.77%	2.53%

Value of a $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 10/25/2002 to 9/30/2005) as compared to the Lehman 3-Year Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

FIRST AMERICAN FUNDS Annual Report 2005

Short Tax Free fund continued

Expense Example

As a shareholder of the Short Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,010.60	$3.78
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class Y Actual[2]	$1,000.00	$1,011.40	$3.03
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005, of 1.06% and 1.14% for Class A and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Tax Free fund

Investment Objective: maximum currrent income that is exempt from federal income tax to the extent consistent with the prudent investment risk

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Tax Free Fund (the "fund"), Class Y shares, returned 4.77% for the fiscal year ended September 30, 2005 (Class A shares returned 4.51%, without taking the sales charge into account, for the same period). By comparison, the fund's benchmark, the Lehman Municipal Bond Index*, returned 4.05%. Performance for the fund's peer group, the Lipper General Municipal Debt Funds Objective Average, was 3.49%

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

Despite these short-term measured rate increases, long-term rates for municipals fell, resulting in generally positive price performance for bonds maturing in 15 years or longer. The flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made refunding attractive. Refunding is the refinancing of older, higher-coupon bonds by issuing new, lower-coupon bonds. Heavy refunding volume, in turn, gave rise to the record-breaking supply of new municipal bonds. More than half of these new issues carried insurance. The prevalence of insurance, combined with investor appetite for higher yields, highlighted the scarcity of lower-graded municipals, making them more valuable. Consequently, the difference, or spread, between yields on lower- and higher-rated issues continued to narrow, leading the lower-rated municipals to outperform higher-rated ones.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the disruption to activity from Hurricanes Katrina and Rita. The fund had less than 2% of its assets in Louisiana, all of which were AAA-rated and insured or escrowed in U.S. government securities. The fund had no assets in Mississippi.

How did market conditions and investment strategies affect the fund's performance?

Portfolio structure and security selection were primary contributors to the fund's positive performance relative to the index. An overweight in bonds with 17-year and longer maturities allowed the fund to limit the effects of rising short-term rates (when interest rates increase, bond prices generally decline). While short-term interest rates continued to rise during the fiscal period, longer-term rates fell, causing longer-maturity bonds to outperform short- and intermediate-maturity bonds in terms of income and price appreciation. The fund also benefited from being underweight in shorter-term bonds.

The fund's emphasis on revenue bonds vs. general obligations bonds was a positive contributor to performance as revenue bonds generally outperformed. The sectors that had a positive effect on performance included healthcare and industrial development/pollution control revenue.

Overweighting in Texas, Illinois, Wisconsin, Minnesota, and Colorado, all of which outperformed the broad index, proved beneficial to the fund – as did underweighting in Florida, which underperformed the broad index. The fund's underweighting in California and overweighting in Washington and Indiana detracted from performance.

What strategic moves were made by the fund and why?

Given the potential for further short-term rate increases and the flattening yield curve, we sold short and intermediate maturities (two to nine years) and purchased issues with maturities of 15 years or more. We also placed more emphasis on premium coupon structures – bonds with a coupon that is higher than current market rates. If rates rise, this higher coupon can act as a cushion or buffer.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Revenue Bonds[3]	71.3%
General Obligations[3]	26.2%
Cash Equivalents	1.4%
Other Assets and Liabilities, Net	1.1%
100.0%

Credit Quality Distribution as of September 30, 2005[2] (% of market value)
AAA/Aaa	39.2%
AA/Aa	9.4%
A/A	18.3%
BBB/Baa	21.3%
BB/Ba	0.9%
Non-Rated	10.9%
100.0%

1  Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2  In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

3  These sectors may include bonds that are pre-refunded or escrowed to maturity issues, see the fund's Notes to Schedule of Investments. As of September 30, 2005, 19.4% of the fund's net assets were of pre-refunded and escrowed to maturity issues.

FIRST AMERICAN FUNDS Annual Report 2005

Tax Free fund continued

Annual Performance1  as of September 30, 2005

			Since Inception
	1 year	5 years	11/14/1996	9/24/2001
Average annual return with sales charge (POP)
Class A	0.04%	5.33%	5.11%	-
Class C	3.13%	-	-	5.00%
Class Y
Average annual return without sales charge (NAV)
Class A	4.51%	6.24%	5.62%	-
Class C	4.13%	-	-	5.00%
Class Y	4.77%	6.53%	5.85%	-
Lehman Municipal Bond Index[2]	4.05%	6.34%	6.02%	5.37%

Value of a $10,000 Investment1, 3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 11/14/1996 to 9/30/2005) as compared to the Lehman Municipal Bond Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Capital gains distributions, if any, will be subject to tax.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

On September 24, 2001, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to September 24, 2001, represents that of the Firstar National Municipal Bond Fund.

2  An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

3  Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

FIRST AMERICAN FUNDS Annual Report 2005

Tax Free fund continued

Expense Example

As a shareholder of the Tax Free Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/1/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,032.20	$4.84
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class C Actual[2]	$1,000.00	$1,030.30	$6.87
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83
Class Y Actual[2]	$1,000.00	$1,033.50	$3.57
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.95%, 1.35%, and 0.70% for Class A, Class C, and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2  Based on the actual returns for the six months ended September 30, 2005 of 3.22%, 3.03%, and 3.35% for Class A, Class C, and Class Y, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Arizona Tax Free, California Intermediate Tax Free, California Tax Free, Colorado Intermediate Tax Free, Colorado Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, Missouri Tax Free, Nebraska Tax Free, Ohio Tax Free, Oregon Intermediate Tax Free, Short Tax Free, and Tax Free Funds (series of First American Investment Funds, Inc.) (the "funds") as of September 30, 2005, the related statements of operations for the year then ended, changes in net assets and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Missouri Tax Free and Tax Free Funds for the period presented through October 31, 2000, were audited by other auditors whose report dated December 29, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designating audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 18, 2005

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Arizona Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 93.2%
Revenue Bonds – 67.7%
Continuing Care Retirement Communities – 1.7%
Arizona Health Facilities Authority, The Terraces Project, Series A, Callable 11/15/13 @ 101 7.500%, 11/15/23	$200	$225
Tempe Industrial Development Authority, Friendship Village Project, Series A 5.375%, 12/01/13	200	203
		428
Education – 7.3%
Gilbert Industrial Development Authority, Southwest Student Services, Pre-refunded 02/01/09 @ 102 5.850%, 02/01/19 (a)	1,000	1,097
Glendale Industrial Development Authority, Midwestern University 5.250%, 05/15/14	140	150
Glendale Industrial Development Authority, Midwestern University, Series A, Callable 05/15/11 @ 101 5.750%, 05/15/21	250	270
University of Arizona Board of Regents, Series A, Pre-refunded 12/01/09 @ 100 (FGIC) 5.800%, 06/01/24 (a)	150	165
University of Arizona Parking & Student Housing Authority, Pre-refunded 06/01/09 @ 100 (AMBAC) 5.750%, 06/01/19 (a)	140	152
		1,834
Healthcare – 21.1%
Arizona Health Facilities Authority, Blood Systems Inc., Callable 04/01/14 @ 100 4.750%, 04/01/25	300	296
Arizona Health Facilities Authority, John C. Lincoln Health Network, Callable 12/01/12 @ 101 5.750%, 12/01/32	150	158
Glendale Industrial Development Authority, Callable 12/01/15 @ 100 4.625%, 12/01/27	200	190
Johnson City, Tennessee Health & Elderly Facilities Authority, Callable 07/01/12 @ 103 7.500%, 07/01/25	100	118
Maricopa County Hospital, Sun Health Corporation, Callable 04/01/15 @ 100 5.000%, 04/01/25	200	202
Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A, Callable 07/01/14 @ 100 5.375%, 07/01/23	500	525
Mesa Industrial Development Authority, Discovery Health Systems, Series A, Pre-refunded 01/01/10 @ 101 (MBIA) 5.750%, 01/01/25 (a) 500 551 5.625%, 01/01/29 (a)	500	548
Scottsdale Industrial Development Authority, Scottsdale Healthcare, Callable 12/01/11 @ 101 5.700%, 12/01/21	1,000	1,076
Show Low Industrial Development Authority, Hospital Revenue, Navapache Regional Medical Center, Callable 12/01/15 @ 100 (RAAI) 4.375%, 12/01/20 (b)	400	392

Arizona Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
University Medical Center Corporation, Callable 07/01/14 @ 100 5.000%, 07/01/24	$500	$507
Yavapai Industrial Development Authority, Yavapai Regional Medical Center, Series A, Callable 08/01/13 @ 100 (RAAI) 5.250%, 08/01/21 375 394 6.000%, 08/01/33	100	107
Yuma Industrial Development Authority, Yuma Regional Medical Center, Callable 08/01/07 @ 102, Escrowed to Maturity (MBIA) 5.500%, 08/01/17 (c)	250	265
		5,329
Housing – 6.1%
Arizona State University West Campus Housing LLC, Callable 07/01/15 @ 100 (AMBAC) 4.500%, 07/01/35	500	485
Douglas Community Housing Corporation, Rancho La Perilla, Callable 01/20/10 @ 102 (GNMA) 5.900%, 07/20/20 500 526 6.000%, 07/20/25	475	499
Phoenix Industrial Development Authority, The Phoenix Authority, Series 1A, Callable 06/01/10 @ 102 (FHLMC) (FNMA) (GNMA) 5.875%, 06/01/16	20	20
		1,530
Lease Revenue – 3.4%
Nogales Municipal Development Authority, Callable 06/01/15 @ 100 (AMBAC) 5.000%, 06/01/27	500	523
Scottsdale Municipal Property Corporation, Excise Tax, Series C, Callable 07/01/17 @ 100 (AMBAC) 0.000%, 07/01/21 (d)	500	345
		868
Miscellaneous – 4.4%
Arizona Student Loan Acquisition Authority, Series A, Callable 11/01/09 @ 102 (AMT) 5.900%, 05/01/24	100	107
Greater Arizona Infrastructure Development Authority, Series A, Callable 08/01/08 @ 102 (MBIA) 5.625%, 08/01/20	200	216
Greater Arizona Infrastructure Development Authority, Series B, Callable 08/01/14 @ 100 5.250%, 08/01/26	750	793
		1,116
Tax Revenue – 10.1%
Arizona School Facilities Board, State School Improvement, Pre-refunded 07/01/12 @ 100 5.250%, 07/01/16 (a) 750 826 5.250%, 07/01/20 (a)	250	275
Kingman, Excise Tax Revenue, Callable 07/01/15 @100 (AMBAC) 4.250%, 07/01/19	245	252
Oro Valley, Excise Tax, Callable 07/01/10 @ 101 (AMBAC) 5.200%, 07/01/14	400	435

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Arizona Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Phoenix Civic Improvements, Excise Tax, Callable 07/01/09 @ 101 5.750%, 07/01/16	$300	$327
Scottsdale Municipal Property Corporation, Excise Tax Revenue, Series A, Callable 07/14/14 @ 100 4.500%, 07/01/25	100	100
Tempe, Excise Tax, Series A, Callable 07/01/09 @ 100 5.625%, 07/01/20	300	323
		2,538
Transportation – 7.1%
Arizona State Transportation Highway Board, Series A 5.000%, 07/01/09	400	425
Phoenix Civic Improvements, Series B, Callable 07/01/12 @ 100 (AMT) (FGIC) 5.250%, 07/01/21 250 262 5.250%, 07/01/27	750	782
Tucson Street & Highway Improvements, Series 1994-E, Pre-refunded 07/01/10 @ 100 (FGIC) 5.000%, 07/01/18 (a)	300	322
		1,791
Utilities – 6.5%
Chandler Water & Sewer Improvements, Pre-refunded 07/01/10 @ 101 (FSA) 5.800%, 07/01/17 (a)	250	279
Gilbert Water Municipal Property Wastewater System & Utility, Callable 04/01/08 @ 100 5.000%, 04/01/17	375	377
Mesa Utility System Revenue, Callable 07/01/15 @ 100 (FSA) 4.125%, 07/01/28	500	472
Tucson Water, Series 1994-A (MBIA) 6.250%, 07/01/16	170	205
Yavapai Industrial Development Authority, Waste Management Project, Series A-2, Mandatory Put 03/01/08 @ 100 (AMT) 4.450%, 03/01/28	300	304
		1,637
Total Revenue Bonds		17,071
General Obligations – 20.3%
Centerra Community Facilities Distributors, Callable 07/15/15 @ 100 5.500%, 07/15/29	200	201
Chandler Public & Recreational Improvements, Callable 07/01/10 @ 101 5.800%, 07/01/18	250	277
Greenlee County School District #18, Morenci 5.000%, 07/01/12	165	172
Peoria, Callable 04/01/09 @ 100 (FGIC) 5.400%, 04/01/15 100 107 5.000%, 04/01/18 575 605 5.000%, 04/01/19	125	132
Phoenix, Callable 07/01/07 @ 102 5.250%, 07/01/20	250	262
Phoenix, Callable 07/01/10 @ 100 5.250%, 07/01/19 350 376 5.375%, 07/01/25	750	805

Arizona Tax Free Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Phoenix, Series B, Callable 07/01/15 @100 4.750%, 07/01/25	$750	$771
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	100	106
Scottsdale, Pre-refunded 07/01/09 @ 100 5.500%, 07/01/22 (a)	250	270
Tucson 5.500%, 07/01/18	250	285
Yavapai County Community College, Callable 07/01/14 @ 100 (AMBAC) 4.500%, 07/01/24	500	504
Yuma & La Paz Counties, Arizona Community College District, Arizona Western College, Callable 07/01/15 @ 100 (FSA) 4.250%, 07/01/25	250	244
Total General Obligations		5,117
Certificates of Participation – 5.2%
Northern Arizona University, Research Projects, Callable 09/01/15 @ 100 (AMBAC) 4.250%, 09/01/28	500	476
Pinal County 5.000%, 12/01/14	400	426
Tucson, Callable 07/01/08 @ 100 (MBIA) 5.500%, 07/01/15	200	212
University of Arizona, Callable 06/01/15 @ 100 (AMBAC) 4.250%, 06/01/22	190	183
Total Certificates of Participation		1,297
Total Municipal Bonds (Cost $22,148)		23,485
Money Market Fund – 0.9%
Federated Arizona Municipal Money Market Fund (Cost $220)	220,226	220
Affiliated Money Market Fund – 4.7%
First American Tax Free Obligations Fund, Class Z (e) (Cost $1,197)	1,197,170	1,197
Total Investments – 98.8% (Cost $23,565)		24,902
Other Assets and Liabilities, Net – 1.2%		308
Total Net Assets – 100.0%		$25,210

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $396,260 or 1.6% of total net assets. See note 2 in Notes to Financial Statements.

(c)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call date and price indicated.

(d)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed is the rate in effect as of September 30, 2005.

(e)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Arizona Tax Free Fund (concluded)

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to AMT was $1,455,377 which represents 5.8% of total net assets.

COMGTY – Commonwealth Guaranty

FGIC – Financial Guaranty Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

RAAI – Radian Asset Assurance Inc.

California Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 95.0%
Revenue Bonds – 68.2%
Continuing Care Retirement Communities – 5.9%
ABAG Financial Authority, O'Connor Woods (ACA) 5.250%, 11/01/05	$500	$501
ABAG Financial Authority, Odd Fellows Home of California (CMI) 4.950%, 08/15/07	500	515
California Health Facilities Financing Authority, Paradise Valley Estates (CMI) 4.125%, 01/01/10 500 510 4.375%, 01/01/12	540	556
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI) 5.000%, 11/15/12	500	534
La Verne, Brethren Hillcrest Homes, Series B, Callable 02/15/13 @ 101 (ACA) 5.600%, 02/15/33	500	528
		3,144
Education – 10.4%
ABAG Financial Authority, Schools of the Sacred Heart, Series A 5.800%, 06/01/08	200	211
California Educational Facilities Authority, Golden Gate University, Callable 10/01/15 @ 100 5.000%, 10/01/20	505	519
California Educational Facilities Authority, Lutheran University, Series C, Callable 10/01/14 @ 100 4.750%, 10/01/15	675	704
California Educational Facilities Authority, University of Pacific, Callable 11/01/14 @ 100 5.000%, 11/01/20	435	458
California Educational Facilities Authority, University of Redlands, Series A, Callable 10/01/15 @ 100 5.000%, 10/01/20	500	522
California State Higher Educational Facilities Authority, Fresno Pacific University, Series A 5.650%, 03/01/07 380 391 5.750%, 03/01/08	400	419
California State Higher Educational Facilities Authority, Occidental College Project, Pre-refunded 10/01/07 @ 102 (MBIA) 5.300%, 10/01/10 (a)	500	533
California State Higher Educational Facilities Authority, University of La Verne & Western University of Health Sciences, Series B 6.000%, 06/01/10	495	542
California State Higher Educational Facilities Authority, University of Redlands, Series A, Escrowed to Maturity 5.550%, 06/01/09 (b)	225	244

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California State Higher Educational Facilities Authority, University of Redlands, Series A, Pre-refunded 06/01/10 @ 101 5.700%, 06/01/11 (a)	$250	$279
5.750%, 06/01/12 (a)	260	291
California Statewide Communities Development Authority, Viewpoint Schools (ACA) 4.125%, 10/01/14	405	401
		5,514
Healthcare – 15.0%
California Health Facilities Financing Authority, Casa Colina, Callable 04/01/12 @ 100 5.500%, 04/01/13	300	320
California Health Facilities Financing Authority, Catholic Healthcare West, Series I, Mandatory Put 07/01/14 @ 100 4.950%, 07/01/26	450	471
California Health Facilities Financing Authority, Marshall Medical Center, Series A, Callable 11/01/14 @ 100 (CMI) 4.750%, 11/01/19	1,200	1,226
California Health Facilities Financing Authority, Valleycare Medical Center, Series A, Callable 05/01/12 @ 100 (CMI) 4.625%, 05/01/13 300 311 4.800%, 05/01/14	715	745
California State Health Facilities Authority, Casa de las Campanas, Series A, Callable 08/01/08 @ 100 (CMI) 5.375%, 08/01/09	250	262
California Statewide Communities Development Authority, Daughters of Charity Health, Series G 5.250%, 07/01/13	500	532
California Statewide Communities Development Authority, Elder Care Alliance, Series A 7.250%, 11/15/11	500	505
California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/12 @ 100 3.850%, 11/01/29	1,000	993
California Statewide Communities Development Authority, Los Angeles Orthopedic Hospital Foundation, Callable 06/01/07 @ 101 (AMBAC) 5.000%, 06/01/12	150	156
Marysville Hospital, Fremont Rideout Health Project, Series A, Callable 07/01/08 @ 103 (AMBAC) 5.000%, 01/01/10	500	530
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Hospital de la Concepcion, Series A 5.500%, 11/15/09	650	695
Rancho Mirage Joint Powers Finance Authority, Eisenhower Medical Center, Series A, Callable 07/01/07 @ 102 (MBIA) 5.125%, 07/01/08	500	527
Turlock California Health Facilities Revenue, Emanuel Medical Center, Callable 10/15/14 @ 100 5.000%, 10/15/24	700	709
		7,982

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Housing – 4.1%
ABAG Financial Authority, Archstone Redwood Housing Project, Series A 5.300%, 10/01/08	$500	$524
Aztec Shops, California State Auxiliary Organization, San Diego State University, Callable 09/01/10 @ 101 5.400%, 09/01/11	1,035	1,113
California Rural Home Mortgage Finance Authority, Single Family Mortgage, Series D (AMT) (FNMA) (GNMA) 5.250%, 06/01/10	20	20
California Statewide Communities Development Authority, Equity Residential, Series B, Mandatory Put 06/15/09 @ 100 5.200%, 12/01/29	500	526
		2,183
Lease Revenue – 8.9%
California State Public Works Board, California Community Colleges, Series A, Callable 12/01/09 @ 101 (MLO) 4.875%, 12/01/18	200	207
California State Public Works Board, Department of Corrections, Series A (AMBAC) (MLO) 6.000%, 01/01/06	545	549
California State Public Works Board, Department of Health Services, Callable 11/01/09 @ 101 (MBIA) (MLO) 5.200%, 11/01/12	500	536
California State Public Works Board, Department of Mental Health, Callable 06/01/14 @ 100 5.500%, 06/01/16	540	596
Golden State Tobacco Securitization Corportation, California Tobacco Settlement, Series A, Convertible, Zero Coupon Bond, Callable 06/01/18 @ 100 4.550%, 06/01/22 (c)	500	402
Long Beach Financing Authority, Lease Revenue, Temple & Willow Facilities Refinancing Project, Series A, Callable 05/01/15 @ 100 (MBIA) 4.000%, 05/01/16	305	305
Los Angeles Community Redevelopment Agency, Lease Revenue, Manchester Social Services Project, Callable 09/01/15 @ 100 (AMBAC) 5.000%, 09/01/16	1,500	1,613
Los Angeles Municipal Improvement Corporation, Sanitation Equipment, Series A (FSA) (MLO) 6.000%, 02/01/07	500	521
		4,729
Miscellaneous – 3.9%
Children's Trust Fund, Puerto Rico Tobacco Settlement Issue, Escrowed to Maturity 5.000%, 07/01/08 (b)	250	263
Golden West Schools Financing Authority, Series A, Zero Coupon Bond (MBIA) 5.000%, 02/01/12 (c)	535	422

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Golden West Schools Financing Authority, Series A (MBIA) 5.700%, 02/01/13	$720	$817
5.750%, 02/01/14	520	596
		2,098
Recreational Facility Authority – 1.1%
California State University Fresno Association, Auxiliary Organization Event Center, Pre-refunded 07/01/12 @ 101 6.000%, 07/01/22 (a)	500	576
Tax Revenue – 4.3%
Long Beach Community Facilities District #5, Towne Center Special Tax, Callable 10/01/06 @ 102 6.100%, 10/01/12	165	170
Murrieta Community Facilities District #2, The Oaks Area, Callable 09/01/14 @ 100 5.750%, 09/01/20	250	266
Petaluma Community Development Commission, Tax Allocation, Petaluma Community Development Project, Series A, Callable 05/01/15 @ 100 (MBIA) 4.000%, 05/01/18 (d)	250	246
Roseville Special Tax Refunding, North Roseville Community, Series 1, Callable 09/01/15 @ 100 (AMBAC) 4.000%, 09/01/18	860	834
Stockton Public Financing Revenue, Assessment Districts, Senior Lien, Series A, Callable 09/02/15 @ 100 (RAAI) 4.300%, 09/02/18	790	772
		2,288
Transportation – 3.1%
Alameda Corridor Transportation Authority, Zero Coupon Bond (AMBAC) 4.650%, 10/01/14 (c)	1,000	690
San Francisco City & County International Airports Commission, Second Series, Issue 25 (AMT) (FSA) 5.500%, 05/01/08	500	526
San Francisco City & County International Airports Commission, SFO Fuel, Series A (AMT) (FSA) 5.250%, 01/01/07	450	462
		1,678
Utilities – 11.5%
California Municipal Financial Authority, Solid Waste Disposal Revenue, Waste Management Project, Mandatory Put 09/01/09 @ 100 (AMT) 4.100%, 09/01/14	750	752
California Pollution Control Filing Authority, Solid Waste Disposal Revenue, Waste Management Project, Series B, Callable 07/01/15 @ 100 (AMT) 5.000%, 07/01/27	250	248
California State Department of Water, Central Valley Project, Series O, Pre-refunded 12/01/05 @ 101 5.000%, 12/01/12 (a)	500	507

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California State Department of Water, Central Valley Project, Series P, Pre-refunded 06/01/06 @ 101 5.300%, 12/01/07 (a)	$750	$770
California State Department of Water, Series A, Callable 05/01/12 @ 101 5.875%, 05/01/16	500	560
Chino Basin Regional Financing Authority, Inland Empire Utility Agency Sewer Project, Pre-refunded 11/01/09 @ 101 (MBIA) 5.200%, 11/01/11 (a)	405	442
Imperial, Wastewater Treatment Facility, Callable 10/15/11 @ 102 (FGIC) 5.000%, 10/15/20	1,000	1,054
Metropolitan Water District of Southern California, Series B, Callable 07/01/06 @ 102 (MBIA) 4.875%, 07/01/10 190 196 5.000%, 07/01/14	295	305
Metropolitan Water District of Southern California, Series B, Pre-refunded 07/01/06 @ 102 (MBIA) 4.875%, 07/01/10 (a) 135 140 5.000%, 07/01/14 (a)	205	212
Richmond Wastewater Systems, Callable 08/01/09 @ 102 (FGIC) 5.200%, 08/01/11	500	538
Whittier Utility Authority, Callable 06/01/13 @ 100 (MBIA) 4.400%, 06/01/17	305	311
4.500%, 06/01/18	65	66
		6,101
Total Revenue Bonds		36,293
General Obligations – 19.8%
A B C California Unified School District, Series A (MBIA) 4.600%, 02/01/16	400	424
Alisal Unified School District, Series C, Zero Coupon Bond (FGIC) 5.050%, 08/01/08 (c)	860	786
Bassett Unified School District, Capital Appreciation-Election 2004-A, Zero Coupon Bond (FSA) 4.470%, 08/01/16 (c)	450	282
California State, Callable 08/01/13 @ 100 5.000%, 02/01/17	1,000	1,060
California State, Callable 04/01/14 @ 100 5.125%, 04/01/24	500	527
Foothill-De Anza Community College District, Callable 08/01/10 @ 101 6.000%, 08/01/11	300	338
Franklin McKinley California School District, Capital Appreciation Election 2004, Series A, Zero Coupon Bond (FGIC) 4.820%, 08/01/16 (c)	475	297
Fresno Unified School District, Series A (MBIA) 6.050%, 08/01/11	500	571
Jefferson Union High School District, San Mateo County, Series A (MBIA) 6.250%, 02/01/14	300	355
Lemon Grove School District, Election of 1998-B, Zero Coupon Bond (FSA) 3.329%, 11/01/20 (c)	375	189

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

California Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Montebello Unified School District, Zero Coupon Bond (MBIA) 5.680%, 08/01/21 (c)	$700	$338
Pomona School District, Series A (MBIA) 5.450%, 02/01/06 250 252 5.500%, 08/01/06	250	256
Pomona School District, Series A, Callable 08/01/11 @ 103 (MBIA) 6.150%, 08/01/15	500	582
Puerto Rico Commonwealth, Series B (FSA) 6.500%, 07/01/15	1,000	1,223
Roseville Joint Union High School District, Callable 08/01/11 @ 101 5.200%, 08/01/20	600	636
San Juan Unified School District, Zero Coupon Bond (FSA) 5.420%, 08/01/16 (c)	390	244
San Mateo County Community College District, Series A, Zero Coupon Bond (FGIC) 5.300%, 09/01/17 (c)	760	451
San Mateo Unified High School District, Series B, Zero Coupon Bond (FGIC) 5.150%, 09/01/17 (c)	1,000	593
Walnut Valley Unified School District, Series A, Pre-refunded 08/01/10 @ 102 (FSA) 5.000%, 08/01/12 (a)	255	281
West Covina Unified School District, Series A (MBIA) 5.350%, 02/01/20	770	873
Total General Obligations		10,558
Certificates of Participation – 7.0%
Bakersfield Convention Center Expansion Project, Callable 04/01/07 @ 101 (MBIA) (MLO) 5.500%, 04/01/10	250	261
Grossmont Unified High School District, Pre-refunded 09/01/08 @ 102 (FSA) (MLO) 5.400%, 09/01/13 (a)	300	326
Kern County Board of Education, Series A, Callable 05/01/08 @ 102 (MBIA) (MLO) 5.200%, 05/01/12	905	964
Los Angeles County Schools, Regionalized Business Services Financing Project, Series A 5.000%, 09/01/08	200	210
Los Angeles, Sonnenblick Del Rio, West Los Angeles (AMBAC) (MLO) 5.375%, 11/01/10	500	549
Paradise Unified School District, Measure M Project, Series A, Callable 03/01/06 @ 102 (AMBAC) (MLO) 5.250%, 09/01/07	300	309
Poway California, Callable 08/01/15 @ 100 4.500%, 08/01/16	585	610
San Buenaventura Wastewater Revenue, Callable 03/01/14 @ 100 (MBIA) 4.000%, 03/01/16	500	500
Total Certificates of Participation		3,729
Total Municipal Bonds (Cost $48,317)		50,580

California Intermediate Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Money Market Funds – 4.3%
Federated California Municipal Cash Trust	494,143	$494
Provident California Money Fund	1,769,229	1,769
Total Money Market Funds (Cost $2,263)		2,263
Total Investments – 99.3% (Cost $50,580)		52,843
Other Assets and Liabilities, Net – 0.7%		395
Total Net Assets – 100.0%		$53,238

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $246,830 or 0.5% of total net assets. See note 2 in Notes to Financial Statements.

ABAG – Association of Bay Area Governments

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $2,007,863 or 3.8% of total net assets.

CMI – California Mortgage Insurance Program

FGIC – Financial Guaranty Insurance Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

California Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 96.0%
Revenue Bonds – 71.8%
Continuing Care Retirement Community – 0.8%
ABAG Finance Authority, Lincoln Glen Manor Senior Citizens, Callable 02/15/08 @ 101 (CMI) 6.100%, 02/15/25	$250	$264
Education – 10.4%
ABAG Financial Authority, Schools of the Sacred Heart, Series A 5.900%, 06/01/10	200	218
California Educational Facilities Authority, University of Redlands, Series A, Callable 10/01/15 @ 100 5.000%, 10/01/20	500	522
California State Higher Educational Facilities Authority, Fresno Pacific University, Series A 5.550%, 03/01/06	250	252
California State Higher Educational Facilities Authority, Fresno Pacific University, Series A, Callable 03/01/10 @ 101 6.750%, 03/01/19	380	415
California State Higher Educational Facilities Authority, University of La Verne & Western University of Health Sciences, Series B, Callable 06/01/10 @ 101 6.625%, 06/01/20	215	235
California State Higher Educational Facilities Authority, University of Redlands, Series A, Pre-refunded 06/01/10 @ 101 5.950%, 06/01/15 (a)	310	349
California State University Foundation, Monterey Bay, Callable 06/01/11 @ 100 (MBIA) 5.300%, 06/01/22	500	538
University of California, Series K, Callable 09/01/08 @ 101 5.000%, 09/01/20	1,000	1,049
		3,578
Healthcare – 11.1%
California Health Facilities Financing Authority, Casa Colina, Callable 04/01/12 @ 100 5.500%, 04/01/13	50	53
California Health Facilities Financing Authority, Cedars-Sinai Medical Center 5.000%, 11/15/15	500	532
California Health Facilities Financing Authority, Marshall Medical Center, Series A, Callable 11/01/14 @ 100 (CMI) 4.750%, 11/01/19	560	572
California Statewide Communities Development Authority, Adventist Health, Series A, Callable 03/01/15 @ 100 5.000%, 03/01/30 (b)	300	305
California Statewide Communities Development Authority, Daughters of Charity Health, Series A, Callable 07/01/15 @ 100 5.250%, 07/01/30	100	103
California Statewide Communities Development Authority, Elder Care Alliance, Series A 7.250%, 11/15/11	250	252
California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/12 @ 100 3.850%, 11/01/29	400	397

California Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California Statewide Communities Development Authority, Los Angeles Orthopedic Hospital Foundation, Callable 06/01/07 @ 101 (AMBAC) 5.000%, 06/01/12	$350	$363
California Statewide Communities Development Authority, Redlands Community Hospital, Series A, (RAAI) 5.000%, 04/01/15	500	532
Puerto Rico Industrial Tourist, Educational, Medical & Environmental Control Facilities, Hospital de La Concepcion, Series A 5.500%, 11/15/08	400	423
Turlock California Health Facilities Revenue, Emanuel Medical Center, Callable 10/15/14 @ 100 5.000%, 10/15/24	300	304
		3,836
Housing – 4.3%
Aztec Shops, California State Auxiliary Organization, San Diego State University 5.200%, 09/01/08	455	475
California State Department of Veterans Affairs, Series C, Callable 01/09/11 @ 101 (AMT) 5.500%, 12/01/19	460	485
California State Housing Finance Agency, Single Family Mortgage, Series B, Callable until 05/31/10 @ 100 (AMT) (FNMA) (GNMA) 5.650%, 06/01/10	15	15
California Statewide Communities Development Authority, Archstone Seascape, Mandatory Put 06/01/08 @ 100 5.250%, 06/01/29	500	520
		1,495
Lease Revenue – 9.9%
California State Public Works Board, California Community Colleges, Series B, Callable 06/01/14 @ 100 5.500%, 06/01/19	1,035	1,140
Golden State Tobacco Securitization Corportation, California Tobacco Settlement, Series A, Convertible, Zero Coupon Bond, Callable 06/01/18 @ 100 4.550%, 06/01/22 (c)	1,500	1,206
Long Beach Bond Financing Authority, Lease Revenue, Temple & Willow Facilities Refinancing Project, Series A, Callable 05/01/15 @ 100 (MBIA) 4.000%, 05/01/18	330	324
Los Angeles Community Redevelopment Agency, Lease Revenue, Manchester Social Services Project, Callable 09/01/15 @ 100 (AMBAC) 5.000%, 09/01/16	700	753
		3,423
Miscellaneous – 9.7%
Golden West Schools Financing Authority, Glendora Unified School District (MBIA) 5.500%, 09/01/19	910	1,041
Golden West Schools Financing Authority, Series A (MBIA) 5.750%, 02/01/14 250 287 5.800%, 08/01/22 320 383 5.800%, 08/01/23	345	414

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

California Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Sacramento City Financing Authority, Pre-refunded 06/01/10 @ 101 (MLO) 5.400%, 06/01/18 (a)	$455	$503
5.500%, 06/01/23 (a)	645	716
		3,344
Recreational Facility Authority – 1.7%
California State University Fresno Association, Auxiliary Organization Event Center, Pre-refunded 07/01/12 @ 101 6.000%, 07/01/22 (a)	500	576
Revolving Fund – 0.7%
California Statewide Communities Development Authority Water & Wastewater Revenue, Pooled Financiing Project, Series 2004A, Callable 10/01/13 @ 101 (FSA) 5.000%, 10/01/16	215	232
Tax Revenue – 8.0%
Grass Valley Community Redevelopment Agency, Tax Allocation, Callable 12/01/08 @ 102 6.400%, 12/01/34	400	438
Long Beach Community Facilities District #5, Towne Center Special Tax, Callable 10/01/06 @ 102 6.100%, 10/01/12	250	258
Los Angeles, Callable 03/01/10 @ 101 5.625%, 03/01/19	200	219
Los Angeles County Community Facilities District #3, Series A, Special Tax, Callable 09/01/10 @ 100 (AMBAC) 5.250%, 09/01/18	715	773
Murrieta Community Facilities District #2, The Oaks Area, Callable 09/01/14 @ 100 5.750%, 09/01/20	125	133
Petaluma Community Development Commission, Tax Allocation, Petaluma Community Development Project, Series A, Callable 05/01/15 @ 100 (MBIA) 4.000%, 05/01/18 (b)	240	236
Stockton Public Financing Revenue, Assessment Districts, Senior Lien, Series A, Callable 09/02/15 @ 100 (RAAI) 4.375%, 09/02/20	740	720
		2,777
Transportation – 1.1%
Puerto Rico Commonwealth Highway & Transportation Authority, Series X (MBIA) 5.500%, 07/01/15	100	114
San Francisco Airport Commission, SFO Fuel Company, Callable 01/01/08 @ 102 (AMT) (FSA) 5.625%, 01/01/12	250	266
		380
Utilities – 14.1%
California Pollution Control Filing Authority, Solid Waste Disposal Revenue, Waste Management Project, Series A-2, Callable 04/01/15 @ 101 (AMT) 5.400%, 04/01/25	500	518

California Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California Pollution Control Filing Authority, Solid Waste Disposal Revenue, Waste Management Project, Series B, Callable 07/01/15 @ 100 (AMT) 5.000%, 07/01/27	$250	$248
California State Department of Water, Series W (FSA) 5.500%, 12/01/14	450	513
Compton Sewer Authority, Callable 09/01/08 @ 102 (MBIA) 5.375%, 09/01/23	1,150	1,233
Contra Costa Water Authority, Series A, Callable 10/01/12 @ 100 (FGIC) 5.000%, 10/01/20	340	362
Los Angeles County Sanitation District's Filing Authority, Capital Projects, Series A, Callable 10/01/15 @ 100 (MBIA) 4.000%, 10/01/16	175	176
Los Angeles Power System, Series A, Subseries A-1 (MBIA) 5.000%, 07/01/12	1,225	1,336
South Bayside Waste Management Authority, Callable 03/01/09 @ 102 (AMBAC) 5.750%, 03/01/20	150	164
West Kern County Water District, Callable 06/01/10 @ 101 5.200%, 06/01/14	320	334
		4,884
Total Revenue Bonds		24,789
General Obligations – 19.9%
Acalanes Unified High School District, Zero Coupon Bond, Pre-refunded 08/01/10 @ 70.92 (FGIC) 5.560%, 08/01/16 (a) (c)	700	421
Bassett Unified School District, Capital Appreciation-Election 2004-A, Zero Coupon Bond (FSA) 4.610%, 08/01/18 (c)	550	311
California State, Callable 02/01/13 @ 100 5.000%, 02/01/24	700	727
California State, Callable 10/01/10 @ 100 5.250%, 10/01/19	140	149
California State, Pre-refunded 10/01/10 @ 100 5.250%, 10/01/19 (a)	460	504
Glendora Unified School District, Series A, Pre-refunded 09/01/10 @ 101 (FSA) 5.350%, 09/01/20 (a)	340	376
Jefferson Union High School District, San Mateo County, Series A (MBIA) 6.250%, 08/01/20	460	566
Pleasant Valley School District, Ventura County, Series A (MBIA) 5.850%, 02/01/19	250	295
Pomona Unified School District, Series A (MBIA) 5.950%, 02/01/17	855	1,007
Sacramento Unified School District, Series A, Pre-refunded 07/01/09 @ 102 5.750%, 07/01/17 (a)	400	445
Vallejo City Unified School District, Series A (MBIA) 5.900%, 08/01/21	350	421
Ventura County Community College District, Series A, Callable 08/01/12 @ 101 (MBIA) 5.000%, 08/01/18	910	972

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

California Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Wiseburn School District, Series A, Pre-refunded 08/01/10 @ 100 (FGIC) 5.250%, 08/01/22 (a)	$600	$656
Total General Obligations		6,850
Certificates of Participation – 4.3%
Escondido, Series A, Callable 09/01/10 @ 101 (FGIC) 5.625%, 09/01/20	300	330
Los Angeles, Sonnenblick del Rio Senior Lien, Callable 11/01/10 @ 101 (AMBAC) 6.000%, 11/01/19	330	373
Ridgecrest Civic Center Project, Callable 03/01/09 @ 101 6.250%, 03/01/21	250	265
Westlands Water District Revenue, Series A, Callable 03/01/15 @ 100 (MBIA) 5.000%, 09/01/30	500	520
Total Certificates of Participation		1,488
Total Municipal Bonds (Cost $31,409)		33,127
Money Market Funds – 4.4%
Federated California Municipal Cash Trust	189,697	190
Provident California Money Fund	1,327,694	1,327
Total Money Market Funds (Cost $1,517)		1,517
Total Investments – 100.4% (Cost $32,926)		34,644
Other Assets and Liabilities, Net – (0.4)%		(132)
Total Net Assets – 100.0%		$34,512

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when issued basis was $542,558 or 1.6% of net assets. See note 2 in Notes to Financial Statements.

(c)  The rate shown is the effective yield at the time of purchase.

ABAG – Association of Bay Area Governments

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $1,532,442 or 4.4% of net assets.

CMI – California Mortgage Insurance Program

FGIC – Financial Guaranty Insurance Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

Colorado Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.4%
Revenue Bonds – 71.6%
Continuing Care Retirement Communities – 1.1%
Colorado State Health Facilities Revenue, Covenant Retirement Communities, Callable 12/01/15 @ 100 5.000%, 12/01/16	$500	$519
Education – 5.0%
Colorado State Educational & Cultural Facilities Authority, Bromley East Charter School Project, Escrowed to Maturity 6.250%, 09/15/11 (a)	330	355
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity 6.375%, 12/01/11 (a)	800	869
Colorado State Educational & Cultural Facilities Authority, Core Knowledge Charter School, Pre-refunded 11/01/09 @ 100 6.850%, 11/01/16 (b)	440	499
Colorado State Educational & Cultural Facilities Revenue, Northwest Nazarene Project, Callable 11/01/10 @ 102 4.500%, 11/01/15	700	692
		2,415
Healthcare – 21.7%
Colorado State Health Facilities Authority, Boulder Hospital (MBIA) 4.875%, 10/01/09 500 528 5.000%, 10/01/10	500	535
Colorado State Health Facilities Authority, Catholic Health Initiatives, Series A 5.000%, 03/01/12	500	535
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Callable 12/01/10 @ 102 6.900%, 12/01/25	350	390
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Series A 4.200%, 06/01/13	200	200
Colorado State Health Facilities Authority, National Jewish Medical & Research Center Project, Callable 01/01/08 @ 100 5.375%, 01/01/16	700	714
Colorado State Health Facilities Authority, North Colorado Medical Center Project (FSA) 5.000%, 05/15/09	1,000	1,056
Colorado State Health Facilities Authority, Parkview Medical Center 5.500%, 09/01/07 250 260 5.750%, 09/01/08 250 265 5.500%, 09/01/09	500	533
Colorado State Health Facilities Authority, Poudre Valley Healthcare, Pre-refunded 12/01/09 @ 101 (FSA) 5.750%, 12/01/10 (b)	1,000	1,104
Colorado State Health Facilities Authority, Steamboat Springs Health Project, Callable 09/15/08 @ 101 5.300%, 09/15/09	205	209

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Colorado Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Colorado State Health Facilities Authority, The Devereux Foundation, Callable 11/01/12 @ 100 (RAAI) 4.200%, 11/01/13	$80	$81
Colorado State Health Facilities Authority, Vail Medical Center, Callable 01/15/12 @ 100 5.750%, 01/15/22	800	848
Colorado State Health Facilities Authority, Vail Valley Medical Center Project 5.000%, 01/15/13	300	312
Delta County Memorial Hospital District, Callable 09/01/13 @ 100 5.350%, 09/01/17	500	519
La Junta Hospital, Arkansas Valley Regional Medical Center Project 5.200%, 04/01/06 300 302 5.300%, 04/01/07 320 325 5.400%, 04/01/08 335 344 5.500%, 04/01/09	355	368
Montrose Memorial Hospital 5.300%, 12/01/13	260	265
Montrose Memorial Hospital, Callable 12/01/13 @ 102 5.450%, 12/01/14	390	400
University of Colorado Hospital Authority, Callable 11/15/11 @ 100 5.000%, 11/15/14	300	312
		10,405
Miscellaneous – 4.6%
Colorado State Educational & Cultural Facilities Authority, Colorado Public Radio 4.800%, 07/01/09 250 258 4.900%, 07/01/10	265	276
Colorado State Educational & Cultural Facilities Authority, National Conference of State Legislatures, Callable 06/01/11 @ 100 5.250%, 06/01/13	700	745
Denver City & County, Helen G. Bonfils Foundation Project, Series B, Callable 12/01/07 @ 100 5.125%, 12/01/17	900	932
		2,211
Recreational Facility Authority – 0.5%
Hyland Hills Metropolitan Park & Recreational District, Series A, Callable 12/15/07 @ 101 6.100%, 12/15/09	210	221
Tax Revenue – 8.0%
Boulder County Sales & Use Tax (FGIC) 5.750%, 12/15/05	870	875
Boulder County Sales & Use Tax, Escrowed to Maturity (FGIC) 5.750%, 12/15/05 (a)	130	131
Douglas County Sales & Use Tax (FSA) 6.000%, 10/15/09	200	221
Larimer County Sales & Use Tax (AMBAC) 5.000%, 12/15/10	460	496
Longmont Sales & Use Tax, Callable 11/15/10 @ 100 5.500%, 11/15/15	500	546
Longmont Sales & Use Tax, Callable 11/15/10 @ 101 (AMBAC) 4.875%, 11/15/18	1,000	1,054

Colorado Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Westminster Sales & Use Tax, Series A, Callable 12/01/07 @ 102 (FGIC) 5.250%, 12/01/11	$500	$531
		3,854
Transportation – 14.7%
Colorado Department of Transportation (AMBAC) 6.000%, 06/15/10	1,000	1,116
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (AMBAC) 5.250%, 06/15/15 (c) 2,000 1,666 5.350%, 06/15/16 (c)	1,000	840
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (FSA) 5.000%, 06/15/14 (c)	750	622
The E-470 Public Highway Authority, Series B, Zero Coupon Bond (MBIA) 5.250%, 09/01/17 (c) 1,575 928 6.400%, 09/01/19 (c) 960 509 5.650%, 09/01/20 (c) 500 251 5.396%, 09/01/22 (c)	1,620	732
The E-470 Public Highway Authority, Series C, Zero Coupon Bond (MBIA) 4.250%, 09/01/17 (c)	500	399
		7,063
Utilities – 16.0%
Adams County Pollution Control, Public Service Company Project, Series A, Callable 09/01/15 @ 100 4.375%, 09/01/17	1,000	1,016
Arapahoe County Water & Wastewater Authority, Escrowed to Maturity 5.550%, 12/01/06 (a) 140 144 5.650%, 12/01/07 (a) 150 157 5.750%, 12/01/08 (a)	160	171
Arapahoe County Water & Wastewater Authority, Pre-refunded 12/01/09 @ 100 6.000%, 12/01/11 (b)	185	203
Boulder Water & Sewer 5.750%, 12/01/10	1,545	1,722
Broomfield Water Activity Enterprise, Callable 12/01/10 @ 101 (MBIA) 5.500%, 12/01/17	500	550
Colorado State Water Resources & Power Development Authority, Drinking Water Revenue, Revolving Fund, Series A 5.500%, 09/01/17	500	568
Colorado State Water Resources & Power Development Authority, Small Water Resources, Series A, Callable 11/01/10 @ 100 (FGIC) 5.700%, 11/01/15	100	110
Denver City & County Wastewater, Callable 11/01/12 @ 100 (FGIC) 5.250%, 11/01/17	1,260	1,377
Platte River Power Authority, Series DD, Callable 06/01/07 @ 102 (MBIA) 5.375%, 06/01/17	875	920
Ute Water Conservancy District (MBIA) 6.000%, 06/15/09	680	745
		7,683
Total Revenue Bonds		34,371

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Colorado Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
General Obligations – 19.6%
Arapahoe County School District #5, Cherry Creek, Pre-refunded 12/15/09 @ 100 (STAID) 5.500%, 12/15/11 (b)	$1,000	$1,085
Beacon Metropolitan District, Series B (LOC: Compass Bank) 4.375%, 12/01/15	345	343
Denver West Metropolitan School District 4.125%, 12/01/14 150 148 4.200%, 12/01/15	480	470
Douglas County School District #RE-1, Douglas & Elbert Counties, Series B, Zero Coupon Bond (FSA) (STAID) 4.230%, 12/15/15 (c)	1,255	815
Elbert County School District #C-1, Elizabeth 5.150%, 12/01/08	500	531
Garfield County School District #RE-2, Callable 12/01/12 @ 100 (FSA) (STAID) 5.250%, 12/01/19	1,530	1,673
High Plains Metropolitan District, Series B (LOC: Compass Bank) 4.375%, 12/01/15	1,000	995
Jefferson County School District #R-001 (MBIA) (STAID) 6.250%, 12/15/09	1,000	1,117
SBC Metropolitan School District (ACA) 4.250%, 12/01/15	445	440
SBC Metropolitan School District, Callable 12/01/15 @ 100 (ACA) 4.300%, 12/01/16	490	482
Westglenn Metropolitan District, Callable 12/01/09 @ 100 6.000%, 12/01/14	1,220	1,289
Total General Obligations		9,388
Certificates of Participation – 7.2%
Colorado Springs Public Facility Authority, Old City Hall Project (FSA) (MLO) 5.000%, 12/01/10	200	215
Englewood Civic Center Project, Pre-refunded 12/01/08 @ 100 (MBIA) (MLO) 4.900%, 06/01/13 (b)	585	611
Garfield County Building (AMBAC) (MLO) 5.750%, 12/01/09	400	438
Garfield County Building Corporation, Callable 12/01/09 @ 101 (AMBAC) (MLO) 5.300%, 12/01/11	400	431
Pueblo County, Capital Construction 4.300%, 12/01/15	285	283
Pueblo County, Capital Construction, Callable 12/01/15 @ 100 4.400%, 12/01/16	410	407
Westminster Recreational Facilities, Callable 09/01/09 @ 101 (MBIA) (MLO) 5.200%, 09/01/10	1,000	1,075
Total Certificates of Participation		3,460
Total Municipal Bonds (Cost $44,451)		47,219

Colorado Intermediate Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Affiliated Money Market Fund – 0.3%
First American Tax Free Obligations Fund, Class Z (d) (Cost $166)	166,389	$166
Total Investments – 98.7% (Cost $44,617)		47,385
Other Assets and Liabilities, Net – 1.3%		603
Total Net Assets – 100.0%		$47,988

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

FGIC – Financial Guaranty Insurance Corporation

FSA – Financial Security Assurance

LOC – Letter of Credit

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

STAID – State Aid Withholding

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Colorado Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 97.7%
Revenue Bonds – 68.9%
Continuing Care Retirement Communities – 2.9%
Colorado State Health Facilities Authority, Covenant Retirement Communities, Series B, Callable 12/01/12 @ 101 6.125%, 12/01/33	$350	$374
Colorado State Health Facilities Revenue, Covenant Retirement Communities, Callable 12/01/15 @ 100 5.250%, 12/01/25	200	203
		577
Education – 11.2%
Colorado Springs Revenue, Colorado College Project, Callable 06/01/15 @ 100 4.375%, 06/01/26	400	390
Colorado State Board of Agriculture, Auxiliary Facility Systems, Callable 03/01/07 @ 101 (AMBAC) 5.125%, 03/01/17	200	207
Colorado State Educational & Cultural Facilities Authority, Ave Marie School Project, Callable 12/01/10 @ 100 (RAAI) 6.000%, 12/01/16	200	221
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity 6.375%, 12/01/11 (a)	550	597
Colorado State Educational & Cultural Facilities Authority, University of Denver Project, Pre-refunded 03/01/11 @ 100 (AMBAC) 5.350%, 03/01/20 (b)	500	548
Colorado State Educational & Cultural Facilities Revenue, Northwest Nazarene Project, Callable 11/01/10 @ 102 4.500%, 11/01/15	300	297
		2,260
Healthcare – 19.4%
Boulder County Longmont United Hospital Project (RAAI) 5.300%, 12/01/10	330	354
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Callable 12/01/10 @ 102 6.900%, 12/01/25	150	167
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Series A, Callable 06/01/14 @ 100 5.250%, 06/01/34	230	237
Colorado State Health Facilities Authority, National Jewish Medical & Research Center Project, Callable 01/01/08 @ 100 5.375%, 01/01/16	300	306
Colorado State Health Facilities Authority, Parkview Medical Center 5.600%, 09/01/11	300	326
Colorado State Health Facilities Authority, Portercare Adventist Project, Pre-refunded 11/15/11 @ 101 6.500%, 11/15/23 (b)	600	701
Colorado State Health Facilities Authority, Poudre Valley Health Care, Series F, Callable 03/01/15 @ 100 5.000%, 03/01/25	350	356

Colorado Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Colorado State Health Facilities Authority, Steamboat Springs Health Project, Callable 09/15/08 @ 101 5.300%, 09/15/09	$205	$209
Colorado State Health Facilities Authority, Vail Valley Medical Center Project, Callable 01/15/15 @ 100 5.000%, 01/15/20	250	257
Colorado State Health Facilities Authority, Vail Valley Medical Center, Callable 01/15/12 @ 100 5.800%, 01/15/27	500	527
Delta County Memorial Hospital District, Callable 09/01/13 @ 100 5.350%, 09/01/17	220	228
La Junta, Arkansas Valley Regional Medical Center Project, Callable 04/01/09 @ 101 6.100%, 04/01/24	100	105
Montrose Memorial Hospital, Callable 12/01/13 @ 102 6.375%, 12/01/23	130	141
		3,914
Housing – 4.8%
Burlingame Housing, Multi Family Revenue, Housing Project, Callable 11/01/15 @ 100 (MBIA) 4.500%, 11/01/29	750	737
Colorado State Housing Finance Authority, Multifamily Project, Class I, Series B-4, Callable 10/01/10 @ 100 5.900%, 04/01/31	100	105
Colorado State Housing Finance Authority, Series E-2, Callable 08/01/10 @ 105 (AMT) 7.000%, 02/01/30	60	65
Colorado State Housing Finance Authority, Single Family Housing Program, Series A-2, Callable 10/01/09 @ 105 (AMT) 7.450%, 10/01/16	15	16
Colorado State Housing Finance Authority, Single Family Housing Program, Series B-2, Callable 04/01/10 @ 105 (AMT) 7.100%, 04/01/17	40	41
		964
Miscellaneous – 4.4%
Colorado State Educational & Cultural Facilities Authority, National Conference of State Legislatures, Callable 06/01/11 @ 100 5.250%, 06/01/21	750	781
Denver City & County, Helen G. Bonfils Foundation Project, Series B, Callable 12/01/07 @ 100 5.125%, 12/01/17	100	104
		885
Tax Revenue – 3.7%
Douglas County Sales & Use Tax, Callable 10/15/10 @ 100 (FSA) 5.625%, 10/15/20	200	219
Highlands Ranch Metropolitan District #2, Callable 06/15/06 @ 101 (FSA) 5.000%, 06/15/16	200	204
Larimer County Sales & Use Tax, Callable 12/15/10 @ 100 (AMBAC) 5.625%, 12/15/18	100	110

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Colorado Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Mountain Village Metropolitan District, San Miguel County, Callable 12/01/07 @ 101 (MBIA) 5.200%, 12/01/17	$200	$210
		743
Transportation – 11.9%
Denver City & County Airport, Series E, Callable 11/15/07 @ 101 (MBIA) 5.250%, 11/15/23	500	523
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (FSA) 5.000%, 06/15/14 (c)	750	623
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (AMBAC) 5.250%, 06/15/15 (c)	500	417
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond, Callable 06/15/16 @ 100 (AMBAC) 5.700%, 06/15/21 (c)	1,000	838
		2,401
Utilities – 10.6%
Arapahoe County Water & Wastewater (MBIA) 5.000%, 12/01/26	250	261
Boulder Water & Sewer, Callable 12/01/10 @ 100 5.700%, 12/01/19	300	330
Broomfield Water Activity Enterprise, Callable 12/01/10 @ 101 (MBIA) 5.500%, 12/01/19	400	440
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT) 5.700%, 07/01/18	250	264
Fort Collins Wastewater Utility Enterprise, Callable 12/01/10 @ 100 (FSA) 5.500%, 12/01/20	300	327
Platte River Power Authority, Series DD, Callable 06/01/07 @ 102 (MBIA) 5.375%, 06/01/17	500	526
		2,148
Total Revenue Bonds		13,892
Certificates of Participation – 18.2%
Arapahoe County Building Finance Authority, Callable 02/15/10 @ 100 (AMBAC) 5.250%, 02/15/19	350	373
5.250%, 02/15/21	650	688
Broomfield Open Space Park & Recreation Facilities, Callable 12/01/10 @ 100 (AMBAC) 5.500%, 12/01/20	800	870
Colorado Springs Old City Hall Project, Callable 12/01/10 @ 100 (FSA) 5.500%, 12/01/17	200	218
5.500%, 12/01/20	200	217
Denver City & County, Series A, Pre-refunded 05/01/10 @ 100 (MBIA) 5.500%, 05/01/17 (b)	400	437
Eagle County, Pre-refunded 12/01/09 @ 101 (MBIA) 5.400%, 12/01/18 (b)	300	328
Garfield County, Callable 12/01/09 @ 101 (AMBAC) 5.750%, 12/01/19	300	329

Colorado Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Pueblo County, Capital Construction, Callable 12/01/15 @ 100 5.000%, 12/01/24	$200	$203
Total Certificates of Participation		3,663
General Obligations – 10.6%
Antelope Water System, Callable until 12/01/15 @ 100 4.875%, 12/01/25	175	175
Arapahoe County School District #5, Cherry Creek, Pre-refunded 12/15/09 @ 100 (STAID) 5.500%, 12/15/19 (b)	550	597
Beacon Metropolitan District, Series B (LOC: Compass Bank) 4.375%, 12/01/15	400	398
Boulder Open Space Acquisition, Callable 08/15/10 @ 100 5.450%, 08/15/16	350	380
Dove Valley Metropolitan School District, Arapahoe County, Callable 11/01/15 @ 100 (FSA) 4.500%, 11/01/30	250	243
El Paso County School District #49, Falcon, Series A, Callable 12/01/09 @ 105 (FSA) (STAID) 6.000%, 12/01/18	200	229
SBC Metropolitan School District, Callable 12/01/15 @ 100 (ACA) 5.000%, 12/01/25	115	117
Total General Obligations		2,139
Total Municipal Bonds (Cost $18,120)		19,694
Affiliated Money Market Fund – 1.0%
First American Tax Free Obligations Fund, Class Z (d) (Cost $192)	192,320	192
Total Investments – 98.7% (Cost $18,312)		19,886
Other Assets and Liabilities, Net – 1.3%		262
Total Net Assets – 100.0%		$20,148

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $385,756, which represents 1.9% of net assets.

FSA – Financial Security Assurance

LOC – Letter of Credit

MBIA – Municipal Bond Insurance Association

RAAI – Radian Asset Assurance Inc.

STAID – State Aid Withholding

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.8%
Alabama – 0.7%
Alabama State Docks Department, Callable 10/01/08 @ 102 (MBIA) (RB) 5.250%, 10/01/10	$3,000	$3,219
Anniston, Regional Medical Center Board, Northeast Alabama Regional Medical Center Project, Escrowed to Maturity (RB) 8.000%, 07/01/11 (a)	1,400	1,622
		4,841
Alaska – 0.6%
Alaska Energy Authority, Bradley Lake, Third Series (FSA) (RB) 6.000%, 07/01/10	2,610	2,902
Alaska State Housing Finance Corporation, Series A, Pre-refunded 12/01/05 @ 102 (MBIA) (RB) 5.400%, 12/01/08 (b)	1,000	1,024
		3,926
Arizona – 2.5%
Arizona Health Facilities Authority, The Terraces Project, Series A, Callable 11/15/13 @ 101 (RB) 7.500%, 11/15/23	3,300	3,710
Arizona State Municipal Financing Program, Escrowed to Maturity (COP) (MLO) 8.750%, 08/01/07 (a)	1,500	1,650
Arizona State Municipal Financing Program, Series 15, Escrowed to Maturity (COP) (MLO) 8.750%, 08/01/07 (a)	2,085	2,293
Maricopa County School District #69, Paradise Valley (GO) (MBIA) 5.300%, 07/01/11	1,000	1,098
Maricopa County Unified School District #097, Deer Valley School Improvements Project of 2004, Series A (FSA) (GO) 4.000%, 07/01/16	1,500	1,513
Northern Arizona University, Research Projects, Callable 09/01/15 @ 100 (AMBAC) (COP) 4.250%, 09/01/16	1,405	1,437
Phoenix Street & Highway User (RB) 6.500%, 07/01/09	180	182
6.250%, 07/01/11	900	907
Tempe Industrial Development Authority, Friendship Villiage Project, Series A (RB) 5.375%, 12/01/13	1,300	1,319
Tucson Airport Authority (FSA) (RB) 5.000%, 06/01/13	2,760	2,985
		17,094
Arkansas – 0.8%
Pulaski County, Residential Housing Facilities Board, Escrowed to Maturity (FHA) (RB) (VA) 7.250%, 06/01/10 (a)	2,030	2,157
University of Arkansas, Fayetteville, Series B, Callable 11/01/15 @ 100 (FGIC) (RB) 4.500%, 11/01/16	2,000	2,098
Washington County Hospital Revenue, Regional Medical Center, Series B, Callable 02/01/15 @ 100 (RB) 5.000%, 02/01/16	1,145	1,187
		5,442

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California – 5.5%
ABAG Finance Authority for Nonprofit Corporations, Elder Care Alliance (CMI) (RB) 4.500%, 08/15/12	$335	$344
ABAG Finance Authority for Nonprofit Corporations, Elder Care Alliance, Callable 08/15/14 @ 100 (CMI) (RB) 5.000%, 08/15/17	1,215	1,257
ABAG Financial Authority, Archstone Redwood Housing Project, Series A (RB) 5.300%, 10/01/08	290	304
ABC Unified School District, Series A (GO) (MBIA) 4.900%, 02/01/20	1,615	1,752
Alameda Corridor Transportation Authority, Zero Coupon Bond (AMBAC) (RB) 4.650%, 10/01/14 (c)	2,000	1,380
California Educational Facilities Authority, Lutheran University, Series C, Callable 10/01/14 @ 100 (RB) 5.000%, 10/01/24	1,000	1,026
California Municipal Financial Authority, Solid Waste Disposal Revenue, Waste Management Project, Mandatory Put 09/01/09 @ 100 (AMT) (RB) 4.100%, 09/01/14	250	251
California State, Callable 08/01/13 @ 100 (GO) 5.000%, 02/01/16	1,000	1,065
5.000%, 02/01/17	2,000	2,121
California State, Callable 11/01/11 @ 100 (GO) 5.000%, 11/01/18	5,000	5,232
California State, Callable 02/01/14 @ 100 (GO) 5.000%, 02/01/21	1,500	1,575
California State, Callable 04/01/14 @ 100 (GO) 5.125%, 04/01/24	500	527
California State Department of Water, Series A, Callable 05/01/12 @ 101 (RB) 5.875%, 05/01/16	2,000	2,242
California State Economic Recovery, Series A (FGIC) (GO) 5.250%, 07/01/14	1,000	1,113
California Statewide Communities Development Authority, Archstone Seascape, Mandatory Put 06/01/08 @ 100 (RB) 5.250%, 06/01/29	1,000	1,040
California Statewide Communities Development Authority, Elder Care Alliance, Series A (RB) 7.250%, 11/15/11	1,450	1,463
California Statewide Communities Development Authority, Health Facilities, Adventist Health, Series A, Callable 03/01/15 @ 100 (RB) 5.000%, 03/01/30 (d)	700	712
California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/12 @ 100 (RB) 3.850%, 11/01/29	1,180	1,171
California Statewide Communities Development Authority, Kaiser Permanente, Series I, Mandatory Put 05/01/11 @ 100 (RB) 3.450%, 04/01/35	500	490
California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI) (RB) 5.000%, 11/15/12	1,210	1,293

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Golden State Tobacco Securitization, Pre-refunded 06/01/10 @ 100 (GO) (MLO) 5.600%, 06/01/28 (b)	$2,450	$2,697
Golden State Tobacco Securitization, Series B, Escrowed to Maturity (RB) (MLO) 5.000%, 06/01/12 (a)	1,000	1,081
Placentia-Yorba Linda Unified School District, Callable 08/01/14 @ 100 (FGIC) (GO) 5.000%, 08/01/16	500	541
Roseville Joint Unified High School District, Callable 08/01/11 @ 101 (GO) 5.100%, 08/01/19	390	411
San Marcos, Escrowed to Maturity, Zero Coupon Bond (COP) (MLO) 4.890%, 02/15/06 (a) (c)	1,085	1,074
San Mateo Unified High School District, Series B, Zero Coupon Bond (FGIC) (GO) 5.150%, 09/01/17 (c)	1,000	593
Santa Monica Community College, Capital Appreciation 2002 Election, Series C, Callable 08/01/15 @ 95.722, Zero Coupon Bond (GO) (MBIA) 4.420%, 08/01/16 (c)	2,000	1,220
Stockton Public Finance Revenue, Assessment District Senior Lien, Series A, Callable 09/02/15 @ 100 (RAAI) (RB) 4.500%, 09/02/25	1,000	969
Victor Elementary School District, Series A, Zero Coupon Bond (FGIC) (GO) 5.660%, 08/01/23 (c)	2,030	882
Woodland Financial Authority, Callable 03/01/13 @ 102 (RB) (MLO) (XLCA) 4.700%, 03/01/19	815	838
4.800%, 03/01/20	855	883
		37,547
Colorado – 7.8%
Adams County Pollution Control, Public Service Company Project, Series A, Callable 09/01/15 @ 100 (MBIA) (RB) 4.375%, 09/01/17	5,000	5,078
Arapahoe County, Single Family, Escrowed to Maturity, Zero Coupon Bond (RB) 3.340%, 09/01/10 (a) (c)	9,320	7,807
Colorado Department of Transportation (AMBAC) (RB) 6.000%, 06/15/08	3,000	3,224
Colorado Health Facilities Authority, Parkview Medical Center, Callable 09/01/13 @ 100 (RB) 5.000%, 09/01/16	640	665
Colorado State Educational & Cultural Facilities Authority, Bromley East Charter School Project, Pre-refunded 09/15/11 @ 100 (RB) 6.750%, 09/15/15 (b)	1,200	1,385
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Escrowed to Maturity (RB) 6.375%, 12/01/11 (a)	795	863
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Pre-refunded 12/01/11 @ 100 (RB) 6.750%, 12/01/16 (b)	1,500	1,765
7.250%, 12/01/21 (b)	1,500	1,802

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Colorado State Educational & Cultural Facilities Authority, Pinnacle Charter School Project, Escrowed to Maturity (RB) 5.250%, 12/01/11 (a)	$1,335	$1,417
Colorado State Health Facilities Authority, Catholic Health Initiatives, Series A (RB) 5.000%, 03/01/12	745	797
Colorado State Health Facilities Authority, Retirement Facilities, Escrowed to Maturity, Zero Coupon Bond (RB) 5.500%, 07/15/20 (a) (c)	10,000	5,103
Colorado State Health Facilities Revenue, Covenant Retirement Communities, Callable 12/01/15 @ 100 (RB) 5.000%, 12/01/16	500	519
Colorado State Housing Finance Authority, Series A-2, Callable 05/01/06 @ 105 (RB) 7.150%, 11/01/14	95	95
Colorado Water Resources & Power Development Authority, Drinking Water, Revolving Fund, Series A (RB) 5.500%, 09/01/17	1,000	1,137
Denver City & County School District #1, Callable 12/01/13 @ 100 (FSA) (GO) (STAID) 4.000%, 12/01/14	4,545	4,619
El Paso County School District #2, Harrison, Callable 12/01/11 @ 100 (FGIC) (GO) (STAID) 5.500%, 12/01/16	1,280	1,414
High Plains Metropolitan District, Series B (LOC: Compass Bank) (RB) 4.375%, 12/01/15	385	383
Jefferson County School District #R-1 (GO) (MBIA) 6.500%, 12/15/11	4,975	5,796
Loveland, Escrowed to Maturity (GO) 8.875%, 11/01/05 (a)	390	392
Mesa County, Escrowed to Maturity, Zero Coupon Bond (RB) 3.539%, 12/01/11 (a) (c)	5,500	4,373
Montrose Memorial Hospital, Callable 12/01/13 @ 102 (RB) 5.700%, 12/01/17	2,170	2,247
University of Northern Colorado, Callable 06/01/15 @ 100 (FSA) (RB) 4.000%, 06/01/16	1,505	1,515
		52,396
Connecticut – 0.8%
Connecticut State Health & Educational Facilities Authority, Griffin Hospital, Series B (RAAI) (RB) 5.000%, 07/01/14	1,185	1,266
Mashantucket Western Pequot Tribe, Series A, Callable 09/01/06 @ 102, Pre-refunded 09/01/07 @ 101 (RB) 6.400%, 09/01/11 (b) (e)	4,170	4,424
		5,690
Florida – 1.6%
Celebration Community Development District, Florida Special Assessment, Callable 05/01/10 @ 100 (MBIA) (RB) 4.000%, 05/01/16	1,735	1,722
Clay County School Board, Series B, Callable 07/01/15 @ 100 (COP) (MBIA) 5.000%, 07/01/18	2,205	2,369

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Greater Orlando Aviation Authority, Airport Facilities (AMT) (FGIC) (RB) 5.250%, 10/01/09	$1,815	$1,931
Lee County Industrial Development Authority, Shell Point Village Health Project, Series A (RB) 5.500%, 11/15/08	1,000	1,039
Palm Beach County Health Facilities Authority, Abbey Delray South, Life Care Retirement Community (RB) 5.250%, 10/01/13	1,400	1,476
Tampa Excise Tax, Callable 10/01/05 @ 100 (RB) 6.125%, 04/01/08	2,000	2,076
		10,613
Georgia – 0.2%
Cherokee County Water & Sewer Authority, Escrowed to Maturity, Callable 02/01/06 @ 101.50 (MBIA) (RB) 11.250%, 08/01/07 (a)	1,045	1,155
Hawaii – 0.6%
Hawaii State Airport System, Series B (AMT) (FGIC) (RB) 6.250%, 07/01/06	2,000	2,047
Hawaii State Harbor System, Series A (AMT) (FSA) (RB) 5.250%, 07/01/08	2,270	2,386
		4,433
Illinois – 18.0%
Champaign County Community Unit School District #004 (GO) 8.250%, 01/01/09	1,315	1,509
Chicago, City Colleges, Zero Coupon Bond (FGIC) (GO) 5.900%, 01/01/15 (c)	10,000	6,752
Chicago, Midway Airport Project, Series C (MBIA) (RB) 5.500%, 01/01/14	1,300	1,437
Chicago, Park District, Parking Facilities Authority, Escrowed to Maturity (ACA) (RB) 5.500%, 01/01/08 (a)	3,585	3,768
Chicago, Project & Refunding (FSA) (GO) 5.500%, 01/01/13	1,000	1,114
Chicago, Project & Refunding, Series A (FGIC) (GO) 5.250%, 01/01/11	5,000	5,426
Chicago, Single Family Mortgages, Series A, Callable 03/01/06 @ 103 (AMT) (FHLMC) (FNMA) (GNMA) (RB) 5.250%, 03/01/13	25	25
Chicago Water, Zero Coupon Bond (FGIC) (RB) 6.776%, 11/01/08 (c)	5,150	4,656
5.260%, 11/01/09 (c)	6,450	5,606
Cook County Community Unit School District #65, Evanston, Series A (FSA) (GO) 6.375%, 05/01/09	3,000	3,311
Cook County Community Unit School District #102, Zero Coupon Bond (FGIC) (GO) 5.200%, 12/01/13 (c)	2,440	1,750
Cook County Community High School District #219, Zero Coupon Bond (FSA) (GO) 4.900%, 12/01/07 (c)	1,560	1,457
Cook County Community Unit School District #401 Elmwood Park, Zero Coupon Bond (FSA) (GO) 5.800%, 12/01/11 (c)	3,625	2,870

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Cook County, Escrowed to Maturity (MBIA) (GO) 7.250%, 11/01/07 (a)	$2,000	$2,078
Cook County High School District #200, Oak Park, Zero Coupon Bond (FSA) (GO) 4.900%, 12/01/06 (c)	2,265	2,189
Cook County School District #088 Bellwood, Series B, Callable 12/01/14 @ 100 (FSA) (GO) 5.000%, 12/01/17	1,675	1,800
Cook County School District #123, Oak Lawn, Capital Appreciation, Zero Coupon Bond (MBIA) (GO) 5.100%, 12/01/15 (c)	2,250	1,453
Cook County, Series A (MBIA) (GO) 6.250%, 11/15/11	1,000	1,146
Du Page County Community High School District #94, West Chicago (FSA) (GO) 7.250%, 11/01/09	1,780	2,038
Granite Single Family Mortgage, Escrowed to Maturity (RB) 7.750%, 10/01/11 (a)	700	797
Illinois Development Finance Authority, Midwestern University, Series B, Callable 05/15/11 @ 101 (RB) 5.750%, 05/15/16	350	375
Illinois Finance Authority, Friendship Village, Schaumburg, Series A (RB) 5.000%, 02/15/15	2,500	2,519
Illinois Finance Authority, Peoples Gas, Light, and Coke Co., Series A, Mandatory Put 06/01/16 @ 100 (AMBAC) (RB) 4.300%, 06/01/35	2,000	2,009
Illinois Health Facilities Authority, St. Benedict, Series 2003A-2, Callable 11/15/05 @ 100 (RB) 5.750%, 11/15/15	2,750	2,752
Illinois State (AMBAC) (COP) (MLO) 6.000%, 07/01/06	1,000	1,023
Illinois State Development Finance Authority, Elgin School District, Zero Coupon Bond (RB) 5.210%, 01/01/18 (c)	2,750	1,602
Illinois State Development Finance Authority, Elmhurst Community School #205, Pre-refunded 01/01/11 @ 100 (FSA) (RB) 6.375%, 01/01/13 (b)	1,025	1,172
Illinois State Development Finance Authority, Waste Management Project (AMT) (RB) 5.850%, 02/01/07	1,000	1,029
Illinois State Educational Facilities Authority, Loyola University of Chicago, Series A, Escrowed to Maturity (RB) 7.000%, 07/01/07 (a)	1,000	1,048
Illinois State Educational Facilities Authority, The Art Institute of Chicago, Mandatory Put 03/01/06 @ 100 (RB) 4.700%, 03/01/30	4,500	4,526
Illinois State, First Series, Callable 08/01/10 @ 100 (GO) 5.500%, 08/01/15	4,500	4,884
Illinois State Health Facilities Authority (RB) 6.500%, 02/15/06	1,130	1,143
Illinois State Health Facilities Authority, Covenant Retirement Communities, Series A (RAAI) (RB) 3.875%, 12/01/08	1,000	1,010
4.350%, 12/01/10	1,605	1,649

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Illinois State Health Facilities Authority, Evangelical, Escrowed to Maturity (RB) 6.750%, 04/15/12 (a)	$1,320	$1,508
Illinois State Health Facilities Authority, Mercy Hospital & Medical Center, Escrowed to Maturity, Callable until 12/31/14 @ 100 (RB) 10.000%, 01/01/15 (a)	740	964
Illinois State Sales Tax (RB) 6.000%, 06/15/09	2,500	2,737
5.100%, 06/15/10	2,000	2,151
Kane, Cook & Du Page Counties School District #46, Elgin, Callable 01/01/15 @ 100 (FSA) (GO) 4.000%, 01/01/16	1,660	1,665
Kane County School District #129, Aurora West Side, Series A (GO) (MBIA) 6.500%, 02/01/07	1,000	1,045
Lake County Community School District #50, Woodland, Series A, Pre-refunded 12/01/08 @ 100 (FGIC) (GO) 5.000%, 12/01/09 (b)	1,000	1,056
Lake County Community Unit School District #50, Woodland (GO) (MBIA) 8.500%, 01/01/07	1,460	1,556
Lake County Community Unit School District #60, Waukegan, Series B (FSA) (GO) 6.000%, 12/01/07	2,785	2,956
7.500%, 12/01/08	3,640	4,098
Lake County School District #56, Gurnee (FGIC) (GO) 8.375%, 01/01/10	1,290	1,538
Madison & Jersey Counties Unit School District #11, Alton, Capital Appreciation, Zero Coupon Bond (FSA) (GO) 5.350%, 12/01/19 (c)	2,100	1,101
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Callable 06/15/06 @ 102 (AMBAC) (RB) 6.000%, 06/15/07	750	780
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Callable 12/15/09 @ 101 (FGIC) (RB) 5.550%, 12/15/11	675	737
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Escrowed to Maturity, Zero Coupon Bond (FGIC) (RB) 5.000%, 06/15/09 (a) (c)	1,465	1,292
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Pre-refunded 06/15/06 @ 102 (AMBAC) (RB) 6.000%, 06/15/07 (b)	250	260
Metropolitan Pier & Exposition Authority, State Sales Tax, Series A, Zero Coupon Bond (FGIC) (RB) 5.000%, 06/15/09 (c)	35	31
Morton Grove Residential Housing, Escrowed to Maturity (MBIA) (RB) 7.350%, 09/01/09 (a)	5,570	6,383
Rockford School District #205 (FGIC) (GO) 5.000%, 02/01/14	500	542
Springfield Electric Revenue (MBIA) (RB) 6.000%, 03/01/06	1,050	1,064
St. Clair County, Callable 10/01/09 @ 102 (FGIC) (GO) 6.000%, 10/01/11	1,000	1,114

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Will County School District #86, Zero Coupon Bond (FSA) (GO) 5.600%, 11/01/17 (c)	$3,870	$2,263
Winnebago & Boone Counties School District #205, Series C, Partially Escrowed to Maturity (FGIC) (GO) 6.000%, 02/01/08 (a)	5,065	5,389
Winnebago County School District #122, Harlem-Love Park, Zero Coupon Bond (FSA) (GO) 5.200%, 01/01/17 (c)	3,000	1,820
		121,973
Indiana – 1.8%
Crown Point Multi-School Building, First Mortgage (MBIA) (RB) (MLO) 7.625%, 01/15/08	1,000	1,095
Evansville Vanderburgh, Public Leasing, Pre-refunded 01/15/12 @ 100 (MBIA) (RB) (MLO) 5.750%, 07/15/18 (b)	1,000	1,125
Franklin Township Independent School Building Corporation, Escrowed to Maturity (RB) 5.750%, 07/15/09 (a)	1,235	1,346
Gary Sanitation District, Special Tax District (GO) (RAAI) 3.750%, 02/01/11	1,260	1,260
Indiana State Housing Authority, Series B-1, Callable until 07/01/06 @ 102 (RB) 6.150%, 07/01/17	235	236
Indiana Transportation Finance Authority, Escrowed to Maturity, Callable 06/01/11 @ 100 (RB) 5.750%, 06/01/12 (a)	180	200
Indiana Transportation Finance Authority, Series A (AMBAC) (RB) 5.750%, 06/01/12	1,820	2,053
Indiana University, Series K, Zero Coupon Bond (MBIA) (RB) 5.360%, 08/01/11 (c)	750	602
St. Joseph County Hospital, Callable 02/15/08 @ 101 (MBIA) (RB) 4.750%, 08/15/12	1,000	1,033
St. Joseph County Independent Hospital Authority, Health Facilities Revenue,Madison Center Obligated Group Project, Callable 02/15/15 @ 100 (RB) 5.250%, 02/15/28	2,295	2,324
Zionsville Community Schools Building, First Mortgage Bonds, Pre-refunded 01/15/12 @ 100 (FGIC) (RB) (MLO) (STAID) 5.750%, 07/15/15 (b)	775	861
		12,135
Iowa – 0.9%
Iowa Finance Authority Retirement Community, Friendship Haven Project, Series A, Callable 11/15/09 @ 100 (RB) 5.750%, 11/15/19	500	505
Iowa Higher Education Authority, Callable 10/01/12 @ 100 (ACA) (RB) 5.500%, 10/01/28	2,000	2,093
Iowa Higher Education Authority, Central College (RB) 5.450%, 10/01/26	1,000	1,054

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Muscatine Electric, Escrowed to Maturity, Callable 01/01/06 @ 100 (RB) 9.700%, 01/01/13 (a)	$1,970	$2,441
		6,093
Kansas – 1.4%
Butler County Public Building Authority (MBIA) (RB) (MLO) 6.375%, 10/01/10	1,000	1,134
Johnson County Residual Housing, Escrowed to Maturity, Zero Coupon Bond, Callable 05/01/12 @ 100 (RB) 3.800%, 05/01/12 (a) (c)	7,500	5,866
La Cygne Environmental Improvement Revenue, Kansas City Power & Light (RB) (XLCA) 4.050%, 03/01/15	1,000	992
Sedgwick & Shawnee Counties, Single Family Mortgages, Series A-2 (GNMA) (RB) 6.700%, 06/01/29	585	588
Sedgwick County School District #267 (AMBAC) (GO) 5.250%, 11/01/12	1,045	1,157
		9,737
Kentucky – 0.8%
Hopkinsville Water & Sewer Revenue, Series A, Callable 10/15/15 @ 100 (AMBAC) (RB) 4.000%, 10/01/16	1,275	1,283
Kentucky State Turnpike Authority, Escrowed to Maturity (RB) 7.200%, 07/01/09 (a)	885	958
Kentucky State Turnpike Authority, Escrowed to Maturity, Callable until 06/30/11 @ 100 (RB) 6.000%, 07/01/11 (a)	640	690
Louisville Water, Escrowed to Maturity (RB) 6.000%, 11/15/07 (a)	1,250	1,319
Louisville Water, Escrowed to Maturity, Callable until 10/31/07 @ 101 (RB) 6.375%, 11/01/07 (a)	1,000	1,034
		5,284
Louisiana – 0.3%
Louisiana Local Government Environmental Facilities, Community Development Authority, Callable 01/01/12 @ 101 (AMT) (RB) 6.650%, 01/01/25	795	845
St. Tammany Parish Wide School District #12 (FSA) (GO) 4.000%, 03/01/16	1,390	1,378
		2,223
Maine – 0.3%
Maine Municipal Bond Bank, Series B (FSA) (GO) 5.750%, 11/01/10	2,000	2,227
Massachusetts – 4.3%
Boston Industrial Development Financing Authority, Crosstown Center Project, Callable 09/01/12 @ 102 (AMT) (RB) 6.500%, 09/01/35	2,000	2,004
Massachusetts Bay Transportation Authority, General Transportation System Project, Series C (FGIC) (RB) 5.750%, 03/01/10	2,100	2,310

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Massachusetts Bay Transportation Authority, Series A (RB) 6.250%, 03/01/12	$1,875	$2,154
Massachusetts State Commonwealth, Special Obligation, Series A (RB) 5.500%, 06/01/13	1,000	1,117
Massachusetts State Health & Educational Facilities Authority, Berkshire Health System, Series F (GTY) (RB) 5.000%, 10/01/15	2,000	2,149
Massachusetts State Health & Educational Facilities Authority, Partners Healthcare System, Series A, Callable 07/01/07 @ 101 (MBIA) (RB) 5.100%, 07/01/10	3,000	3,118
Massachusetts State, Multi-Family Housing, Escrowed to Maturity, Callable 10/01/05 @ 100 (FHA) (RB) 6.350%, 04/01/08 (a)	620	622
Massachusetts State Port Authority (RB) 5.750%, 07/01/12	1,000	1,118
Massachusetts State Port Authority, Escrowed to Maturity, Callable until 06/30/13 @ 100 (RB) 13.000%, 07/01/13 (a)	3,990	5,596
Massachusetts State, Series A, Pre-refunded 01/01/11 @ 100 (GO) 5.125%, 01/01/16 (b)	3,000	3,253
Massachusetts State, Series B, Pre-refunded 05/01/10 @ 100 (GO) 5.000%, 05/01/12 (b)	5,000	5,367
		28,808
Michigan – 4.6%
Chippewa Valley Schools, Callable 05/01/12 @ 100 (GO) (MQSBLF) 5.500%, 05/01/14	1,775	1,960
Constantine Public Schools, Callable 11/01/12 @ 100 (GO) (MQSBLF) 5.000%, 05/01/16	1,075	1,149
Detroit (AMT) (FSA) (GO) 5.750%, 04/01/09	1,255	1,353
Detroit Water Supply, Escrowed to Maturity, Callable until 06/30/12 @ 100 (FGIC) (RB) 6.250%, 07/01/12 (a)	285	316
Lakeshore Public Schools, Callable 05/01/11 @ 100 (GO) 5.000%, 05/01/12	1,160	1,245
Lakeview Public Schools, Callable 05/01/11 @ 100 (GO) 5.000%, 05/01/14	1,985	2,119
Michigan State Hospital Finance Authority, Henry Ford Health Systems, Series A, Callable 03/01/13 @ 100 (RB) 5.500%, 03/01/15	3,500	3,766
Michigan State Hospital Finance Authority, Henry Ford Hospital, Escrowed to Maturity, Callable until 04/30/08 @ 100 (RB) 9.000%, 05/01/08 (a)	3,540	3,852
Michigan State Housing Development Authority, Green Hill Project, Callable until 07/15/06 @ 101 (FNMA) (RB) 5.125%, 07/15/08	1,245	1,259
Michigan State Strategic Fund, Dow-Chemical Project, Mandatory Put 06/01/06 @ 100 (RB) 3.800%, 06/01/14	2,200	2,206

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Northville Public Schools, Series II, Callable 05/15/15 @ 100 (FSA) (GO) (MQSBLF) 4.000%, 05/01/18	$1,475	$1,462
Rochester Community School District, Series 1, Pre-refunded 05/01/10 @ 100 (FGIC) (GO) 5.375%, 05/01/11 (b)	2,000	2,175
Romulus Economic Development Corporation, Partnership Project, Escrowed to Maturity, Callable until 10/31/05 @ 101 (RB) 7.000%, 11/01/15 (a)	1,300	1,594
Wayne Charter County Airport, Series A, Callable 12/01/08 @ 101 (AMT) (MBIA) (RB) 5.250%, 12/01/09	5,000	5,299
Wyandotte City School District, Callable 05/01/15 @ 100 (FSA) (GO) (MQSBLF) 4.125%, 05/01/17 (d)	1,390	1,381
		31,136
Minnesota – 3.8%
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMT) (FGIC) (RB) 5.750%, 01/01/10	1,000	1,085
Minneapolis & St. Paul Metropolitan Airports Commission, Series B, Callable 01/01/08 @ 101 (AMBAC) (AMT) (RB) 5.375%, 01/01/10	3,000	3,144
Minneapolis Hospital & Rehabilitation, Escrowed to Maturity (RB) 10.000%, 06/01/13 (a)	925	1,164
Minnesota Agriculture & Economic Development Board, Health Care Systems, Series A, Callable 11/15/10 @ 101 (RB) 5.875%, 11/15/11	2,135	2,348
Minnesota State Municipal Power Agency, Electric Revenue, Callable 10/01/15 @ 100 (RB) 4.000%, 10/01/16	1,000	982
4.375%, 10/01/25	2,000	1,934
Monticello, Big Lake Community Hospital District, Health Care Facilities, Series C (RB) 5.250%, 12/01/11	1,940	1,995
Moorhead Independent School District #152, Callable 04/01/12 @ 100 (FGIC) (GO) (MSDCEP) 5.000%, 04/01/13	1,270	1,370
Robbinsdale Independent School District #281 (GO) (MSDCEP) 5.000%, 02/01/09	1,250	1,321
Robbinsdale Independent School District #281, Callable 02/01/09 @ 100 (GO) (MSDCEP) 5.250%, 02/01/12	1,435	1,523
South Washington County Independent School District #833, Series A, Callable 02/01/10 @ 100 (GO) (MSDCEP) 5.300%, 02/01/11	1,000	1,076
St. Paul Housing & Redevelopment Authority, Callable 08/01/06 @ 102.50 (AMBAC) (RB) 6.400%, 02/01/07	1,195	1,247
6.400%, 08/01/07	1,205	1,268
6.500%, 02/01/09	1,315	1,385
St. Paul Port Authority Hotel, Pre-refunded 08/01/08 @ 100 (RB) 8.050%, 08/01/21 (b)	2,335	2,624
St. Paul Port Authority, Office Building at Cedar St.-03-12 (MLO) (RB) 4.000%, 12/01/11	1,045	1,073
		25,539

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Mississippi – 0.3%
Madison County School District, Series A (FGIC) (GO) 4.000%, 09/01/15	$1,790	$1,792
Missouri – 0.2%
Joplin Individual Development Authority Health Facilities, Freeman Health System Project (RB) 4.125%, 02/15/09	750	754
Missouri State Environmental Improvement & Energy Resourse Authority, Series B (RB) 5.250%, 01/01/16	675	755
		1,509
Montana – 0.3%
Montana Facilities Financial Authority, Health Care Facilities Revenue, Bozeman Deaconess Health Services, Callable 12/01/15 @ 100 (RB) 4.125%, 06/01/18	700	680
4.125%, 06/01/19	940	906
4.250%, 06/01/23	500	474
		2,060
Nebraska – 2.4%
Douglas County Hospital Authority #1, Immanuel Medical Center, Callable 09/01/07 @ 102 (AMBAC) (RB) 4.800%, 09/01/08	1,400	1,460
Douglas County Hospital Authority #002, Medical Center (GTY) (RB) 5.000%, 11/15/11	2,860	3,037
Douglas County Zoo Facilities Revenue, Omaha's Henry Doorly Zoo Project, Callable until 08/31/17 @ 100 (RB) 4.750%, 09/01/17	745	769
Douglas County Zoo Facilities Revenue, Omaha's Henry Doorly Zoo Project, Callable until 08/31/18 @ 100 (RB) 4.750%, 09/01/18	740	762
Lincoln-Lancaster County Public Building, Tax Supported Lease Rental, Callable 04/15/15 @ 100 (GO) (MLO) 4.500%, 10/15/15	1,020	1,068
Nebraska Educational Finance Authority, Creighton University Project, Callable 01/01/06 @ 101 (AMBAC) (RB) 5.600%, 01/01/07	2,500	2,541
Nebraska Educational Telecommunication Commission, Leasing Project, Series 2000 (MLO) (RB) 6.000%, 02/01/06	1,275	1,288
Nebraska Investment Financial Authority, Great Plains Regional Medical Center (RAAI) (RB) 4.700%, 11/15/11	500	523
Nebraska Investment Financial Authority, Great Plains Regional Medical Center, Callable 05/15/12 @ 100 (RAAI) (RB) 4.800%, 11/15/12	500	524
4.900%, 11/15/13	600	628
Omaha Northwest Library Facilities, Pre-refunded 08/15/07 @ 102 (MLO) (RB) 5.250%, 08/15/12 (b)	975	1,033

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Omaha Tax Allocation, Convention Center Hotel Redevelopment, Series A, Callable 12/15/14 @100 (RB) 5.000%, 12/15/19	$2,380	$2,408
		16,041
Nevada – 1.8%
Carson City, Carson-Tahoe Hospital Project (RB) 5.750%, 09/01/11	1,000	1,079
5.750%, 09/01/12	1,055	1,145
Clark County School District, Building & Renovation, Series B, Pre-refunded 06/15/07 @ 101 (FGIC) (GO) 5.750%, 06/15/08 (b)	1,000	1,054
Director of the State of Nevada, Development of Business & Industry, Las Ventanas Retirement Project, Series B, Callable 11/15/14 @ 100 (RB) 6.750%, 11/15/23	2,150	2,213
Nevada State, Pre-refunded 06/01/08 @ 100 (GO) 5.250%, 06/01/11 (b)	3,000	3,163
Washoe County, Escrowed to Maturity, Callable 02/01/06 @ 100 (GO) 9.875%, 08/01/09 (a)	2,890	3,323
		11,977
New Hampshire – 0.5%
New Hampshire Health & Educational Facilities Authority, Callable 07/01/14 @ 100 (RB) 5.375%, 07/01/24	1,250	1,314
New Hampshire Health & Educational Facilities Authority, Southern New Hampshire Medical Center, Series A (RAAI) (RB) 5.000%, 10/01/13	790	841
New Hampshire State Health & Educational Facilities Authority, Speare Memorial Hospital, Callable 07/01/15 @ 100 (RB) 5.500%, 07/01/25	1,000	1,023
		3,178
New Jersey – 1.0%
New Jersey Economic Development Authority, Cigarette Tax (RB) 5.500%, 06/15/16	2,000	2,183
New Jersey Health Care Facilities, Capital Health Systems, Series A (RB) 5.500%, 07/01/12	1,500	1,614
New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.500%, 06/15/08	2,000	2,115
New Jersey State Turnpike Authority, Escrowed to Maturity (RB) 6.750%, 01/01/09 (a)	820	827
		6,739
New York – 2.7%
Hempstead Town Industrial Development Agency, Callable 12/01/06 @ 102 (MBIA) (RB) 5.000%, 12/01/08	2,000	2,079
Long Island Power Authority, Series B (RB) 5.250%, 12/01/13	4,000	4,387
New York, Series A, Callable 08/01/12 @ 100 (GO) 5.750%, 08/01/15	3,220	3,578
New York, Series C, Callable 03/15/12 @ 100 (GO) 5.500%, 03/15/14	3,000	3,267
New York, Series D (GO) 5.500%, 06/01/12	2,000	2,205

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
New York, Series G (GO) (XLCA) 5.500%, 08/01/12	$2,000	$2,223
New York State Dormitory Authority Revenue, Supported Debt, 2005 Mental Health, Series D, Callable until 02/14/11 @ 100 (RB) 5.750%, 02/15/11	50	55
New York State Environmental Facilities, Pollution Control, Series D-02, Callable until 11/14/05 @ 102 (RB) 6.400%, 05/15/06	225	230
		18,024
North Carolina – 0.8%
North Carolina Eastern Power Agency, Series D (RB) 5.375%, 01/01/13	2,955	3,180
North Carolina Power Agency #1, Series A, Callable 01/01/13 @ 100 (FSA) (RB) 5.250%, 01/01/16	2,000	2,169
		5,349
North Dakota – 0.2%
Fargo Health Systems, Meritcare Obligated Group, Series A (FSA) (RB) 5.000%, 06/01/09	715	755
North Dakota State Industrial Commission, Lignite Program, Series A (RB) 5.750%, 11/15/05	330	331
		1,086
Ohio – 1.2%
Akron, Callable 06/01/15 @ 100 (COP) (GTY) 5.000%, 12/01/15	1,000	1,071
Hamilton Electric Revenue, Series A (FSA) (RB) 4.100%, 10/15/14	1,500	1,532
Lorain County Hospital Facilities, Catholic Healthcare Partners, Series B, Callable 09/01/07 @ 102 (MBIA) (RB) 5.375%, 09/01/09	1,000	1,056
Ohio State Water Development Authority, Escrowed to Maturity, Callable 12/01/05 @ 100 (RB) 9.375%, 12/01/10 (a)	2,010	2,244
Richland County Hospital Facilities, Series A (RB) 5.500%, 11/15/05	725	727
5.550%, 11/15/06	765	785
5.650%, 11/15/08	595	633
		8,048
Oklahoma – 2.2%
Cherokee County Economic, Zero Coupon Bond, Escrowed to Maturity (AMBAC) (RB) 5.610%, 11/01/11 (a) (c)	3,340	2,666
Oklahoma City Industrial & Cultural Facilities, Oklahoma City Project, Callable until 09/30/14 @ 101 (AMT) (RB) 5.750%, 01/01/23	1,430	1,439
Oklahoma County Housing Finance Authority, Series B, Zero Coupon Bond, Pre-refunded 03/01/06 @ 56.92 (RB) 5.740%, 07/01/12 (b) (c)	3,690	2,075
Oklahoma Housing Finance Agency, Series A-2, Callable 11/01/05 @ 100, Mandatory Put 11/05/05 @ 100 (FNMA) (RB) 5.500%, 11/01/25	3,000	3,005

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
South Oklahoma City, Callable until 01/31/13 @ 100, Pre-refunded 02/01/10 @ 100 (RB) 9.750%, 02/01/13 (b)	$3,570	$4,235
Tulsa Educational Facilities Authority, Holland Hall School Project, Series B, Callable 12/01/08 @ 101 (RB) 4.600%, 12/01/09	1,195	1,243
		14,663
Oregon – 1.8%
Clackamas County School District #108, Estacada (FSA) (GO) (SBG) 5.250%, 06/15/17	1,205	1,343
Clackamas County School District #7J, Lake Oswego, Pre-refunded 06/01/11 @ 100 (GO) 5.375%, 06/01/14 (b)	3,105	3,418
Lane County School District #52, Bethel (GO) (SBG) 5.500%, 06/15/09	1,000	1,079
Linn County Community School District #9, Lebanon (FGIC) (GO) (SBG) 5.250%, 06/15/22	1,175	1,327
Morrow County School District #001 (FSA) (GO) (SGB) 5.250%, 06/15/16	1,245	1,387
Multnomah County School District #007, Reynolds (GO) (MBIA) (SBG) 5.000%, 06/15/13	1,400	1,524
Oregon State Department, Administrative Services, Series E, Callable 11/01/12 @ 100 (COP) (FSA) (MLO) 5.000%, 11/01/14	2,170	2,349
		12,427
Pennsylvania – 0.8%
Central Greene School District, Capital Appreciation, Escrowed to Maturity, Zero Coupon Bond, Callable 05/31/06 @ 78.123 (GO) (MBIA) (STAID) 4.690%, 12/01/07 (a) (c)	2,000	1,867
Delaware County Hospital Revenue Authority, Crozer-Chester Medical Center (RAAI) (RB) 5.000%, 12/15/15	1,275	1,355
Delaware County Hospital Revenue Authority, Crozer-Chester Medical Center, Callable 12/15/15 @ 100 (RAAI) (RB) 5.000%, 12/15/17	1,405	1,481
Montgomery County Industrial Development Authority, Whitemarsh Continued Care Project, Callable 02/01/15 @ 100 (RB) 6.125%, 02/01/28	1,000	1,043
		5,746
Puerto Rico – 0.3%
Puerto Rico Electric Power Authority, Escrowed to Maturity, Series AA (MBIA) (RB) 6.000%, 07/01/06 (a)	150	154
Puerto Rico Electric Power Authority, Un-refunded Balance, Series AA (MBIA) (RB) 6.000%, 07/01/06	850	870
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) (GO) 5.250%, 07/01/33	1,000	1,059
		2,083

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
South Carolina – 1.4%
Charleston EDL Excellence Finance, Charleston County School District Project (RB) 5.000%, 12/01/13	$2,000	$2,156
Lexington County Health Services District, Lexington Medical Center, Callable 11/01/13 @ 100 (RB) 5.500%, 11/01/23	2,000	2,112
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A (RB) 6.000%, 08/01/13	1,000	1,099
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C (RB) 6.000%, 08/01/13	2,000	2,198
South Carolina State Public Service Authority, Series A (MBIA) (RB) 5.500%, 01/01/10	1,665	1,811
		9,376
South Dakota – 1.0%
Deadwood (ACA) (COP) (MLO) 5.500%, 11/01/07	800	832
5.600%, 11/01/08	845	894
South Dakota State Health & Educational Facilities Authority, Sioux Valley Hospital (RB) 5.250%, 11/01/08	900	946
South Dakota State Health & Educational Facilities Authority, Westhills Village Retirement (RB) 5.800%, 09/01/06	735	746
5.900%, 09/01/07	755	777
4.750%, 09/01/11	530	545
5.000%, 09/01/12	1,000	1,042
South Dakota State Health & Educational Facilities Authority, Westhills Village Retirement Community, Callable 09/01/12 @ 101 (RB) 5.000%, 09/01/13	1,000	1,038
		6,820
Tennessee – 2.1%
Knoxville, Series A (GO) 5.000%, 05/01/16	1,030	1,129
Memphis (MBIA) (GO) 5.000%, 10/01/16	2,000	2,188
Metropolitan Government Nashville & Davidson County, Escrowed to Maturity, Callable 10/01/05 @ 102 (RB) 6.400%, 04/01/11 (a)	1,030	1,186
Shelby County Health Educational & Housing Facilities Board, Pre-refunded 09/01/12 @ 100 (RB) 6.000%, 09/01/16 (b)	565	648
Shelby County Health Educational & Housing Facilities Board, Pre-refunded 09/01/12 @ 100, Callable 09/01/12 @ 100 (RB) 6.000%, 09/01/16 (b)	935	1,073
Shelby County Health, Educational & Housing Facilities Board, St. Jude's Children's Research (RB) 5.000%, 07/01/09	400	418
Sullivan County Health, Educational & Housing Facilities, Wellmont Health Systems Project (RB) 6.250%, 09/01/11	1,465	1,615
6.250%, 09/01/12	1,085	1,206

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Sullivan County Health, Educational & Housing Facilities, Wellmont Health Systems Project, Callable 09/01/12 @ 101 (RB) 6.500%, 09/01/13	$2,215	$2,492
Sullivan County Health, Educational & Housing Facilities, Wellmont Health Systems Project, Callable 09/01/13 @ 100 (RAAI) (RB) 5.000%, 09/01/16	2,000	2,092
		14,047
Texas – 9.4%
Abilene Health Facilities Development, Sears Methodist Retirement, Series A (RB) 5.100%, 11/15/05	1,115	1,116
5.250%, 11/15/06	1,175	1,184
5.300%, 11/15/07	1,000	1,024
5.350%, 11/15/08	1,300	1,343
Amarillo Independent School District (GO) (PSFG) 7.000%, 02/01/06	1,035	1,049
Austin, Callable 09/01/11 @ 100 (GO) 5.000%, 09/01/13	4,510	4,852
Bexar County, Zero Coupon Bond (GO) (MBIA) 3.780%, 06/15/06 (c)	1,000	980
Brazos River Authority, Electric Company Project, Series 1999-B, Mandatory Put 04/01/13 @ 100 (AMT) (RB) 6.750%, 09/01/34	2,000	2,275
Brazos River Authority, Electric Company Project, Series C, Mandatory Put 11/01/11 @ 100 (AMT) (RB) 5.750%, 05/01/36	1,585	1,694
Brazos River Harbor District, Dow Chemical, Series A-5, Mandatory Put 05/15/12 @ 100 (AMT) (RB) 5.700%, 05/15/33	1,000	1,082
Brownsville, Callable 02/15/15 @ 100 (GO) (MBIA) 5.000%, 02/15/17	2,125	2,279
Cypress-Fairbanks Independent School District, Pre-refunded 02/15/10 @ 100 (GO) (PSFG) 5.500%, 02/15/18 (b)	4,000	4,362
Donna Independent School District, Callable 02/15/15 @ 100 (GO) (GTY) (PSFG) 5.000%, 02/15/19	1,440	1,532
Frisco, Callable 02/05/11 @ 100 (FGIC) (GO) 5.000%, 02/15/18	1,125	1,191
5.000%, 02/15/19	1,675	1,772
Grapevine Industrial Development, Air Cargo, Callable 01/01/12 @ 101 (AMT) (RB) 6.500%, 01/01/24	495	516
Grapevine-Colleyville Independent School District (GO) (PSFG) 8.250%, 06/15/07	1,440	1,561
Gregg County Health Facilities Development, Good Shepherd Medical Center, Series A (RB) 5.750%, 10/01/09	2,895	3,058
Houston Health Facilities Development, Buckingham Senior Living Community, Series A, Callable 02/15/14 @ 101 (RB) 7.000%, 02/15/23	2,000	2,202
Irving Independent School District, Series A, Zero Coupon Bond (GO) (PSFG) 5.000%, 02/15/09 (c)	5,000	4,464

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Kaufman County, Callable 02/15/12 @ 100 (FSA) (GO) 5.000%, 02/15/17	$1,000	$1,059
Keller Independent School District, Callable 08/15/11 @ 100 (GO) (PSFG) 5.375%, 08/15/14	2,000	2,185
Mission Independent School District (GO) (GTY) (PSFG) 5.000%, 02/15/15	1,430	1,548
North Harris Montgomery Community College District, Callable 02/15/12 @ 100 (FGIC) (GO) 5.375%, 02/15/15	2,535	2,767
Odessa Housing Finance, Escrowed to Maturity, Zero Coupon Bond, Callable 12/01/05 @ 60.057 (MBIA) (RB) 3.780%, 06/01/12 (a) (c)	1,465	1,132
Port Houston Authority, Harris County, Series B, Callable 10/01/11 @ 100 (AMT) (FGIC) (GO) 5.500%, 10/01/12	2,405	2,595
Richardson Hospital Authority (RB) 5.500%, 12/01/13	1,290	1,392
Richardson Hospital Authority, Callable 12/01/13 @100 (RB) 5.500%, 12/01/14	1,310	1,404
Sam Rayburn Municipal Power Agency, Callable until 08/31/10 @ 100, Partially Pre-refunded 09/01/09 @ 100 (MBIA) (RB) 6.000%, 09/01/10 (b)	1,420	1,561
San Antonio Electric & Gas, Series A, Callable 02/01/09 @ 101 (RB) 5.250%, 02/01/13	2,135	2,280
Santa Fe Independent School District, Callable 02/15/13 @ 100 (GO) (GTY) (PSFG) 4.250%, 02/15/15	1,365	1,392
Texas State Public Finance Authority, Parks & Wildlife Projects, Callable until 07/31/08 @ 100 (AMBAC) (RB) (MLO) 6.000%, 08/01/08	1,000	1,058
Travis County Health Facilities, Development Retirement Facilities Revenue, Querencia Barton Creek Project, Callable 11/15/15 @ 100 (RB) 5.250%, 11/15/17	1,000	986
5.500%, 11/15/25	900	884
Tyler Health Facilities, Mother Frances Hospital (RB) 5.250%, 07/01/12	1,000	1,066
United Independent School District (GO) (PSFG) 5.000%, 08/15/15	1,000	1,085
		63,930
Utah – 0.9%
Ashley Valley Water & Sewer, Escrowed to Maturity, Callable 01/01/06 @ 102 (AMBAC) (GO) 10.900%, 01/01/10 (a)	1,310	1,534
Salt Lake & Sandy Metropolitan Water District, Series A (AMBAC) (RB) 5.000%, 07/01/15	2,500	2,725
South Jordan, Sales Tax, Callable 08/15/11 @ 100 (AMBAC) (RB) 5.500%, 08/15/18	1,000	1,098

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Utah State Housing Finance Agency, Single Family Mortgages, Issue F-1, Callable until 07/01/06 @ 102 (FHA) (RB) (VA) 6.300%, 01/01/18	$65	$65
Utah State Housing Finance Agency, Single Family Mortgages, Series III, Class R, Callable 07/01/06 @ 102 (FHA) (RB) (VA) 5.950%, 07/01/08	575	595
		6,017
Virginia – 0.6%
Richmond Industrial Development Authority, Government Facilities (AMBAC) (RB) 5.000%, 07/15/18	1,845	2,013
Riverside Regional Jail Authority, Callable until 07/01/06 @ 102 (MBIA) (RB) 5.700%, 07/01/08	905	925
Virginia State Peninsula Regional Jail Authority, Pre-refunded 10/01/05 @ 101 (MBIA) (RB) 5.300%, 10/01/09 (b)	1,000	1,010
		3,948
Washington – 4.5%
Clark County School District #37, Vancouver (FSA) (GO) 5.250%, 12/01/14	1,515	1,678
Energy Northwest, Washington Wind Project, Series A, Pre-refunded 01/01/07 @ 103 (RB) 5.100%, 07/01/09 (b)	1,850	1,948
5.200%, 07/01/10 (b)	1,950	2,056
Energy Northwest, Wind Project, Callable 07/01/14 @ 100 (MBIA) (RB) 4.500%, 07/01/15	1,000	1,041
King County (AMBAC) (GO) 5.000%, 12/01/12	2,000	2,173
King County, Series B, Pre-refunded 12/01/07 @ 102 (GO) 5.850%, 12/01/13 (b)	2,035	2,193
5.850%, 12/01/13 (b)	965	1,040
Pierce County School District #320, Sumner (GO) 6.000%, 12/01/06	255	260
Port Seattle Passenger Facility Charge, Series B (AMBAC) (AMT) (RB) 5.000%, 12/01/07	1,000	1,036
Snohomish County, Callable 12/01/11 @ 100 (GO) (MBIA) 5.375%, 12/01/19	5,000	5,467
Snohomish County Housing Authority, Callable 04/01/06 @ 100 (RB) 6.300%, 04/01/16	1,035	1,042
Spokane County School District #081, Callable 06/01/15 @ 100 (GO) (MBIA) (SBG) 0.000%, 06/01/16 (f)	1,000	904
Spokane County School District #356, Central Valley, Series B, Zero Coupon Bond (FGIC) (GO) 5.030%, 12/01/14 (c)	5,690	3,884
Washington State Public Power Supply System, Nuclear Project #2, Series A, Callable 07/01/06 @ 102 (AMBAC) (RB) 5.700%, 07/01/11	1,000	1,039
Washington State, Series C (GO) 5.500%, 07/01/14	2,275	2,555

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Washington State, Series S-5, Zero Coupon Bond (FGIC) (GO) 5.830%, 01/01/16 (c)	$3,000	$1,924
		30,240
West Virginia – 0.3%
Brooke Pleasants & Tyler Wetzel Counties, Single Family Mortgage, Escrowed to Maturity (RB) 7.400%, 08/15/10 (a)	1,675	1,972
Wisconsin – 2.3%
Door County, Series A, Callable 09/01/11 @ 100 (FGIC) (GO) 5.125%, 09/01/16	1,720	1,854
Middleton-Cross Plains Area School District (FSA) (GO) 5.000%, 04/01/16	1,195	1,301
Wisconsin State Health & Educational Facilities Authority, Aurora Health Care, Series A, Callable 02/15/09 @ 101 (RB) 5.500%, 02/15/20	1,500	1,540
Wisconsin State Health & Educational Facilities Authority, Eastcastle Place Income Project, Callable 12/01/11 @ 100 (RB) 5.750%, 12/01/19	2,000	2,012
Wisconsin State Health & Educational Facilities Authority, Fort Healthcare Income Project, Callable 05/01/14 @ 100 (RB) 5.375%, 05/01/18	1,250	1,315
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic, Series B (RB) 6.250%, 02/15/09	500	535
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic, Series B, Callable 02/15/12 @ 100 (RB) 5.500%, 02/15/13	850	897
Wisconsin State Health & Educational Facilities Authority, Monroe Clinic (RB) 4.450%, 02/15/06	925	929
Wisconsin State Health & Educational Facilities Authority, Southwest Health Center, Series A, Callable 04/01/14 @ 100 (RB) 6.125%, 04/01/24	1,500	1,527
Wisconsin State Health & Educational Facilities Authority, Vernon Memorial Healthcare Project (RB) 4.650%, 03/01/15	1,150	1,146
Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services (RB) 5.750%, 08/15/11	645	713
Wisconsin State Health & Educational Facilities Authority, Wisconsin Medical College, Callable 12/01/14 @ 100 (RB) 5.000%, 12/01/15	1,450	1,567
		15,336
Wyoming – 0.3%
Lincoln County, Pacificorp Project, Mandatory Put 06/03/12 @ 100 (AMT) (RB) 4.125%, 11/01/25	2,250	2,196
Convertible Bonds – 2.2%
Chicago, Series A, Convertible, Zero Coupon Bond (GO) (MBIA) 3.489%, 01/01/16 (c)	2,000	1,696

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Cook County High School District #209, Proviso Township, Convertible, Zero Coupon Bond (FSA) (GO) 4.210%, 12/01/16 (c)	$1,000	$967
The E-470 Public Highway Authority, Series C, Zero Coupon Bond (MBIA) (RB) 4.250%, 09/01/17 (c)	1,500	1,197
Fayette County School District (FSA) (GO) 4.150%, 03/01/14 (c)	500	408
4.250%, 03/01/15 (c)	265	215
4.350%, 03/01/16 (c)	300	244
Golden State Tobacco Securitization, Tobacco Settlement Revenue, Series A, Callable 06/01/18 @ 100, Convertible, Zero Coupon Bond (FSA) (RB) 4.550%, 06/01/22 (c)	1,630	1,310
Illinois Sports Facilities Authority, Convertible, Zero Coupon Bond (AMBAC) (RB) 4.750%, 06/15/13 (c)	1,405	1,206
Illinois Sports Facilities Authority, Convertible, Zero Coupon Bond, Callable 06/15/15 @ 101 (AMBAC) (RB) 5.100%, 06/15/16 (c)	1,620	1,410
Metropolitan Pier & Exposition Authority, State Sales Tax, Convertible, Zero Coupon Bond (FGIC) (MBIA) (RB) 5.200%, 06/15/17 (c)	1,000	776
Miami-Dade County Special Obligations, Capital Appreciation & Income, Series A, Covertible, Zero Coupon Bond, Callable 10/01/17 @ 100 (MBIA) (RB) 4.420%, 10/01/21 (c) (f)	1,410	1,000
Montgomery BMC Special Care Facilities Finance Authority, Series A-2, Convertible, Zero Coupon Bond, Callable 11/15/14 @ 100 (MBIA) (RB) 4.400%, 11/15/16 (c)	2,000	1,895
Northwest Parkway Public Highway Authority, Convertible, Zero Coupon Bond (AMBAC) (RB) 5.250%, 06/15/15 (c)	2,750	2,291
		14,615
Total Municipal Bonds (Cost $633,012)		667,511
Affiliated Money Market Fund – 0.3%
First American Tax Free Obligations Fund, Class Z (g) (Cost $2,411)	2,410,819	2,411
Total Investments – 99.1% (Cost $635,423)		669,922
Other Assets and Liabilities, Net – 0.9%		5,877
Total Net Assets – 100.0%		$675,799

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $2,096,139 or 0.3% of total net assets. See note 2 in Notes to Financial Statements.

Intermediate Tax Free Fund (concluded)

(e)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $4,424,120 or 0.7% of total net assets.

(f)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed is the rate in effect as of September 30, 2005.

(g)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $34,232,822, which represents 5.1% of net assets.

CMI – California Mortgage Insurance Program

COMGTY – Commonwealth Guaranty

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

GTY – Assured Guaranty

LOC – Letter of Credit

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

MQSBLF – Michigan Qualified School Board Loan Fund Program

MSDCEP – Minnesota School District Credit Enhancement Program

PSFG – Permanent School Fund Guarantee

RAAI – Radian Asset Assurance Inc.

RB – Revenue Bond

SBG – School Board Guaranty

STAID – State Aid Withholding

VA – Veterans Administration

XLCA – XL Capital Assurance Inc.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.4%
Revenue Bonds – 56.5%
Economic Development – 1.4%
Minneapolis Community Development Agency, Series G-3, Callable 12/01/11 @ 100 5.350%, 12/01/21	$1,000	$1,054
Minnesota State Agricultural & Economic Development Board, Small Business Development, Series B (AMT) 6.500%, 08/01/08	1,030	1,079
Minnesota State Agricultural & Economic Development Board, Small Business Development, Series C (AMT) 6.625%, 08/01/08	940	987
		3,120
Education – 5.9%
Minneapolis, The Blake School Project, Callable 09/01/11 @ 100 5.000%, 09/01/12	445	472
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 4 4.850%, 10/01/09	520	541
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 4, Callable 10/01/09 @ 100 5.000%, 10/01/11	500	519
5.000%, 10/01/12	500	517
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 6-C, Callable 05/01/14 @ 100 4.750%, 05/01/18	1,075	1,107
Minnesota State Higher Education Facilities Authority, Carleton College, Series 3-L1, Pre-refunded 05/01/06 @ 100 5.750%, 11/01/12 (a)	1,375	1,398
Minnesota State Higher Education Facilities Authority, Minneapolis College of Art and Design 5.000%, 05/01/11	250	261
Minnesota State Higher Education Facilities Authority, St. Benedict College, Callable 03/01/07 @ 100 4.875%, 03/01/08	1,000	1,016
5.100%, 03/01/11	2,885	2,924
Minnesota State Higher Education Facilities Authority, St. Benedict College, Series 5-W 4.200%, 03/01/12	345	352
Minnesota State Higher Education Facilities Authority, St. Catherine College, Series 5-N1, Callable 10/01/12 @ 100 5.250%, 10/01/22	1,500	1,560
Minnesota State Higher Education Facilities Authority, St. John's University, Series 5, Escrowed to Maturity (MBIA) 5.000%, 10/01/11 (b)	255	277
Minnesota State Higher Education Facilities Authority, St. John's University, Series 5, Pre-refunded 10/01/11 @ 100 (MBIA) 5.000%, 10/01/12 (a)	480	518
Minnesota State Higher Education Facilities Authority, St. John's University, Series 6-G 4.000%, 10/01/15	200	198

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minnesota State Higher Education Facilities Authority, St. John's University, Series 6-G, Callable 10/01/15 @ 100 4.000%, 10/01/16	$1,000	$982
Minnesota State Higher Education Facilities Authority, University of St. Thomas, Callable 10/01/14 @ 100 5.250%, 10/01/19	530	571
Minnesota State Higher Education Facilities Authority, University of St. Thomas, Series 4, Callable 04/01/08 @ 100 5.250%, 04/01/12	385	399
		13,612
Healthcare – 20.5%
Cuyuna Range Hospital District, Callable 06/01/13 @ 101 5.000%, 06/01/16	425	431
5.000%, 06/01/19	1,320	1,324
Cuyuna Range Hospital District, Series A, Callable 06/01/07 @ 102 5.500%, 06/01/10	435	447
5.650%, 06/01/12	940	967
Duluth Economic Development Authority, Benedictine Health System, Callable 02/15/14 @ 100 5.375%, 02/15/22	2,045	2,154
Glencoe Health Care Facilities, Regional Health Services Project 5.000%, 04/01/13	760	789
Glencoe Health Care Facilities, Regional Health Services Project, Callable 04/01/13 @ 101 5.000%, 04/01/14	800	833
5.000%, 04/01/15	845	872
5.000%, 04/01/17	1,815	1,854
Glencoe Health Care Facilities, Pre-refunded 04/01/11 @ 101 7.400%, 04/01/21 (a)	1,000	1,184
Hastings Health Care Facility, Regina Medical Center, Callable 09/15/08 @ 100 (ACA) 5.000%, 09/15/13	500	511
Maple Grove Health Care Facilities, North Memorial, Callable 09/01/15 @ 100 4.500%, 09/01/17	1,730	1,745
Minneapolis & St. Paul Housing & Redevelopment Authority, Healthspan, Series A, Callable until 11/14/13 @ 101 (AMBAC) 5.000%, 11/15/13	1,000	1,002
Minneapolis Healthcare System, Allina Health System, Series A, Callable 11/15/12 @ 100 6.000%, 11/15/23	2,500	2,723
5.750%, 11/15/32	1,300	1,381
Minneapolis Healthcare System, Fairview Health Services, Series A, Escrowed to Maturity 5.000%, 05/15/12 (b)	605	652
Minnesota Agricultural & Economic Development Board, Benedictine Health, Series A (MBIA) 5.000%, 02/15/10	3,815	4,060
Minnesota Agricultural & Economic Development Board, Evangelical Lutheran Project 5.500%, 02/01/11	280	298
5.500%, 02/01/12	200	214

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minnesota Agricultural & Economic Development Board, Evangelical Lutheran Project, Callable 02/01/12 @ 101 5.500%, 02/01/15	$730	$775
Minnesota Agricultural & Economic Development Board, Fairview Healthcare Systems, Series A, Pre-refunded 11/15/07 @ 102 (MBIA) 5.500%, 11/15/17 (a)	1,195	1,278
5.750%, 11/15/26 (a)	490	526
Minnesota Agricultural & Economic Development Board, Fairview Hospital Project, Series A, Callable 11/15/07 @ 102 (MBIA) 5.400%, 11/15/08	1,000	1,063
Minnesota Agricultural & Economic Development Board, Healthcare Systems, Series A, Callable 11/15/07 @ 102 (MBIA) 5.500%, 11/15/17	305	324
5.750%, 11/15/26	10	11
Monticello, Big Lake Community Hospital, Series C, Callable 12/01/12 @ 100 5.750%, 12/01/15	2,320	2,391
Moorhead Economic Development Authority, Eventide Senior Housing, Series B, Callable until 05/31/06 @ 101 5.750%, 06/01/16	1,360	1,366
New Hope Housing & Health Care Facilities, Masonic Home North Ridge 5.200%, 03/01/06	645	649
5.300%, 03/01/07	685	697
New Hope Housing & Health Care Facilities, Masonic Home North Ridge, Callable 03/01/09 @ 102 5.500%, 03/01/10	500	519
Plymouth Health Facilities, Westhealth Project, Series A, Callable until 05/31/06 @ 101 (FSA) 6.200%, 06/01/11	1,360	1,377
Rochester, St. Mary's Hospital, Escrowed to Maturity, Callable 10/01/05 @ 100 5.750%, 10/01/07 (b)	825	845
St. Cloud Health Care (FSA) 5.500%, 05/01/07	500	519
5.500%, 05/01/08	1,450	1,531
St. Paul Housing & Redevelopment Authority, HealthEast Project, Callable 11/15/15 @ 100 5.150%, 11/15/20	1,500	1,007
St. Paul Port Authority, Healtheast Midway Campus, Series A 5.250%, 05/01/15	1,500	1,506
St. Paul Port Authority, Healtheast Midway Campus, Series A, Callable 05/01/15 @ 100 5.750%, 05/01/25	2,000	2,032
Shakopee Health Care Facilities, St. Francis Regional Medical Center 4.000%, 09/01/12	305	306
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Callable 09/01/14 @ 100 5.000%, 09/01/17	1,785	1,845
Stillwater Healthcare, Health Systems Obligation Group 4.250%, 06/01/15	300	302
Stillwater Healthcare, Health Systems Obligation Group, Callable 06/01/15 @ 100 4.250%, 06/01/16	760	752

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Todd, Morrison, Cass & Wadena Counties, United Hospital District 4.250%, 12/01/12	$425	$431
4.000%, 12/01/13	400	398
Winona Health Care Facilities, Series A, Callable 07/01/12 @ 102 5.300%, 07/01/17	525	543
5.350%, 07/01/18	590	610
		47,044
Housing – 0.6%
Dakota County Housing & Redevelopment Authority, Single Family Mortgages, Callable 10/01/07 @ 101.50 (AMT) (FNMA) (GNMA) 5.125%, 10/01/20	119	120
Minneapolis Mortgage, Callable 10/01/05 @ 100 3.607%, 10/01/12	583	300
Minnesota State Housing Finance Agency, Rental Housing, Series D, Callable until 01/31/06 @ 102 (MBIA) 5.450%, 08/01/07	275	281
Minnesota State Housing Finance Agency, Single Family Mortgages, Series B, Callable 07/01/09 @ 100 5.550%, 07/01/24	525	539
South St. Paul Housing & Redevelopment Authority, Single Family Mortgages, Callable until 08/31/07 @ 100 (FNMA) 5.100%, 09/01/07	60	60
		1,300
Lease Revenue – 3.1%
Andover Economic Development Authority, Andover Community Center, Callable 02/01/14 @ 100 5.000%, 02/01/19	1,225	1,276
Eden Prairie Housing & Redevelopment Authority, Series A, Callable 12/01/10 @ 100 (MLO) 5.000%, 12/01/11	255	274
St. Paul Housing & Redevelopment Authority, Smith Avenue Transit Center, Callable 06/01/10 @ 100 4.000%, 06/01/12	1,500	1,519
St. Paul Port Authority, Office Building, Callable 12/01/12 @ 100 (MLO) 5.000%, 12/01/19	2,415	2,580
Stearns County Housing & Redevelopment Authority, Series A, Callable 02/01/08 @ 100 (FSA) (MLO) 4.950%, 02/01/09	1,540	1,602
		7,251
Miscellaneous – 0.9%
Minnesota State Retirement Systems Building, Callable 06/01/10 @ 100 5.450%, 06/01/12	550	597
Seaway Port Authority of Duluth, Cargill Inc. Project 4.200%, 05/01/13	1,500	1,519
		2,116

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Recreational Facility Authority – 1.2%
St. Paul Port Authority, Hotel Facilities, Radisson Kellogg Project, Series 2 6.700%, 08/01/07	$960	$970
St. Paul Port Authority, Hotel Facilities, Radisson Kellogg Project, Series 2, Callable 08/01/08 @ 103 7.375%, 08/01/10	1,685	1,763
		2,733
Revolving Funds – 1.8%
Minnesota State Public Facilities Authority, Drinking Water, Series B, Callable 03/01/09 @ 100 5.125%, 03/01/19	2,000	2,108
Minnesota State Public Facilities Authority, Water Pollution Control, Callable 03/01/07 @ 100 5.000%, 03/01/09	590	606
Minnesota State Public Facilities Authority, Water Pollution Control, Pre-refunded 03/01/07 @ 100 5.000%, 03/01/09 (a)	1,410	1,449
		4,163
Tax Revenue – 2.1%
Bloomington Port Authority, Mall of America Project, Series A (FSA) 4.900%, 02/01/09	1,000	1,055
Childrens Trust Fund, Puerto Rico, Tobacco Settlement 4.000%, 05/15/12	500	501
Minneapolis, St. Anthony Falls Project, Callable until 01/31/17 @ 102 5.000%, 02/01/17	1,040	1,035
St. Paul Port Authority, Energy Park, Tax Increment, Escrowed to Maturity (FSA) 5.000%, 02/01/08 (b)	2,100	2,166
		4,757
Transportation – 6.0%
Minneapolis & St. Paul Metropolitan Airports Commission, Series A, Callable 01/01/13 @ 100 (MBIA) 5.000%, 01/01/20	2,200	2,329
Minneapolis & St. Paul Metropolitan Airports Commission, Series B (AMT) (FGIC) 5.750%, 01/01/10	2,880	3,126
Minneapolis & St. Paul Metropolitan Airports Commission, Series B, Callable 01/01/08 @ 101 (AMBAC) (AMT) 5.500%, 01/01/09	1,000	1,053
Minneapolis & St. Paul Metropolitan Airports Commission, Series B, Callable 01/01/09 @ 101 (AMT) (FGIC) 5.625%, 01/01/14	1,000	1,067
Minneapolis & St. Paul Metropolitan Airports Commission, Series C, Callable 01/01/15 @ 100 (FGIC) 4.000%, 01/01/16	430	431
Minneapolis & St. Paul Metropolitan Airports Commission, Series C, Callable 01/01/11 @ 100 (FGIC) 5.125%, 01/01/20	3,095	3,279

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minnesota Public Facilities Authority Tranportation, Callable 03/01/10 @ 100 5.000%, 03/01/12	$970	$1,031
Puerto Rico Commonwealth, Highway Transportation Authority, Series X (MBIA) 5.500%, 07/01/13	1,250	1,403
		13,719
Utilities – 13.0%
Chaska Electric, Series A 5.600%, 10/01/08	680	722
5.650%, 10/01/09	720	777
5.650%, 10/01/10	760	829
4.000%, 10/01/12	500	505
4.200%, 10/01/15	1,000	1,002
Chaska Electric, Series A, Pre-refunded 10/01/10 @ 100 5.400%, 10/01/11 (a)	805	879
5.500%, 10/01/12 (a)	845	927
Cohasset Pollution Control, College Allete Project, Callable 07/01/14 @ 100 (RAAI) 4.950%, 07/01/22	2,230	2,278
Northern Minnesota Municipal Power Agency, Electric System (FSA) 5.500%, 01/01/08	2,090	2,200
Princeton Public Utility System, Callable 04/01/12 @ 100 4.100%, 04/01/15	450	448
Rochester Electric Utility, Callable 12/01/10 @ 100 5.000%, 12/01/16	1,150	1,202
Southern Minnesota Municipal Power Agency, Series A (AMBAC) 5.250%, 01/01/14	3,415	3,778
Southern Minnesota Municipal Power Agency, Series A, Callable 01/01/09 @ 101 (AMBAC) 5.000%, 01/01/11	1,270	1,345
Southern Minnesota Municipal Power Agency, Series A, Zero Coupon Bond (MBIA) 5.257%, 01/01/20 (c)	3,500	1,841
5.275%, 01/01/21 (c)	5,000	2,502
Western Minnesota Municipal Power Agency, Series A, Callable 01/01/06 @ 102 (AMBAC) 5.500%, 01/01/11	5,000	5,131
5.500%, 01/01/13	2,000	2,052
Western Minnesota Municipal Power Agency, Series A, Callable 01/01/11 @ 100 (AMBAC) 5.500%, 01/01/12	1,360	1,490
		29,908
Total Revenue Bonds		129,723
General Obligations – 39.5%
Anoka County Capital Improvements, Series B 4.550%, 01/01/11	1,960	2,061
Anoka-Hennepin Independent School District #11, Callable 02/01/11 @ 100 (MSDCEP) 5.000%, 02/01/14	2,000	2,143
Anoka-Hennepin Independent School District #11, Series A, Crossover Refunded 02/01/10 @ 100 (MSDCEP) 5.300%, 02/01/12 (d)	1,000	1,081
5.375%, 02/01/13 (d)	600	651

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Anoka-Hennepin Independent School District #11, Series A, Callable 02/01/11 @ 100 (MSDCEP) 5.000%, 02/01/12	$2,845	$3,049
Bloomington Independent School District #271, Series B, Callable 02/01/10 @ 100 (MSDCEP) 5.250%, 02/01/11	1,000	1,074
Brooklyn Park, Series B 4.000%, 02/01/16	600	615
Buffalo Independent School District #877, Series B (FSA) (MSDCEP) 4.500%, 02/01/13	325	344
Burnsville Independent School District #191, Series A, Callable 02/01/08 @ 100 (MSDCEP) 5.000%, 02/01/09	1,225	1,275
Cambridge Independent School District #911, Series A, Callable 02/01/15 @ 100 (MSDCEP) 4.000%, 02/01/16	1,060	1,068
Cambridge Independent School District #911, Series B, Zero Coupon Bond, Callable 02/01/18 @ 86.965 (MBIA) (MSDCEP) 4.710%, 02/01/21 (c)	645	322
Centennial Independent School District #12, Series A, Callable 02/01/12 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/14	1,040	1,121
Chaska Independent School District #112, Series A (MSDCEP) 4.800%, 02/01/10	1,120	1,188
Crow Wing County, Series A (MBIA) 4.500%, 02/01/14	1,480	1,565
Dakota County Capital Improvements, Series C 4.850%, 02/01/10	1,000	1,065
Delano Independent School District #879, Callable 02/01/15 @ 100 (FSA) (MSDCEP) 4.000%, 02/01/17 (e)	985	983
4.250%, 02/01/19 (e)	1,350	1,358
Elk River Independent School District #728, Series A, Callable 02/01/11 @ 100 (MBIA) (MSDCEP) 5.000%, 02/01/18	1,000	1,064
Farmington Independent School District #192, Callable 06/01/13 @ 100 (MBIA) (MSDCEP) 4.000%, 06/01/16	2,830	2,849
Hastings Independent School District #200, Series A, Crossover Refunded 02/01/08 @ 100 (MSDCEP) 5.000%, 02/01/11 (d)	1,095	1,142
Lakeville Independent School District #194, Callable 02/01/09 @ 100 (MSDCEP) 5.000%, 02/01/16	2,000	2,092
Lakeville Independent School District #194, Series A, Callable 02/01/13 @ 100 (FGIC) (MSDCEP) 5.000%, 02/01/22	2,435	2,575
Lakeville Independent School District #194, Series A, Crossover Refunded 02/01/08 @ 100 (MSDCEP) 5.125%, 02/01/22 (d)	1,000	1,043
Minneapolis & St. Paul Metropolitan Council, Waste Water Treatment, Series A, Callable 03/01/11 @ 100 5.000%, 03/01/13	1,890	2,065
Minneapolis School District #1 (MSDCEP) 4.500%, 02/01/08	1,450	1,497

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minnesota State, Callable 08/01/07 @ 100 4.850%, 08/01/12	$4,420	$4,556
Monticello, Series A, Callable 02/01/13 @ 100 (FSA) 4.000%, 02/01/14	500	508
Moorhead Independent School District #152 (MSDCEP) 5.000%, 04/01/12	1,220	1,324
Moorhead Independent School District #152, Crossover Refunded 04/01/12 @ 100 (FGIC) (MSDCEP) 5.000%, 04/01/15 (d)	3,450	3,701
5.000%, 04/01/16 (d)	2,510	2,686
Moorhead Independent School District #152, Callable 04/01/14 @ 100 (MSDCEP) 4.000%, 04/01/15	1,100	1,113
Mounds View Independent School District #621, Series A (MSDCEP) 5.250%, 02/01/10	1,230	1,329
Mounds View Independent School District #621, Series A, Callable 02/01/12 @ 100 (MBIA) (MSDCEP) 5.000%, 02/01/18	2,340	2,498
5.000%, 02/01/19	2,565	2,738
Mounds View Independent School District #621, Series A, Crossover Refunded 02/01/11 @ 100 (MSDCEP) 5.250%, 02/01/12 (d)	1,000	1,080
5.350%, 02/01/16 (d)	1,000	1,085
Northfield Independent School District #659, Callable 02/01/11 @ 100 (MSDCEP) 4.600%, 02/01/13	1,100	1,155
5.000%, 02/01/15	1,295	1,387
Pequot Lakes Independent School District #186, Callable 02/01/12 @ 100 (FGIC) (MSDCEP) 5.125%, 02/01/18	500	538
Perham, Callable 05/01/11 @ 100 (AMT) 5.850%, 05/01/15	1,205	1,270
Pipestone-Jasper Independent School District #2689, Crossover Refunded 03/01/09 @ 100 (FGIC) (MSDCEP) 5.400%, 03/01/13 (d)	1,095	1,173
Polk County, Callable 02/01/15 @ 100 (MBIA) (MCCEP) 4.500%, 02/01/21 (e)	1,025	1,037
Puerto Rico Commonwealth (MBIA) 6.000%, 07/01/14	1,605	1,883
Puerto Rico Commonwealth, Series A (XLCA) 5.500%, 07/01/17	1,000	1,139
Ramsey County, Series D 5.000%, 02/01/14	2,000	2,194
Robbinsdale Independent School District #281, Callable 02/01/12 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/19	1,160	1,238
5.000%, 02/01/20	1,215	1,286
Robbinsdale Independent School District #281, Crossover Refunded 02/01/09 @ 100 (MBIA) (MSDCEP) 5.000%, 02/01/16 (d)	1,000	1,047
Rochester Independent School District #535, Series A, Callable 02/01/11 @ 100 (MSDCEP) 5.000%, 02/01/15	1,595	1,706

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
St. Louis Park Independent School District #283, Crossover Refunded 02/01/09 @ 100 (MSDCEP) 5.250%, 02/01/10 (d)	$1,500	$1,592
5.600%, 02/01/15 (d)	725	774
St. Michael Independent School District #885, Callable 02/01/12 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/14	1,690	1,822
5.000%, 02/01/17	1,000	1,068
St. Paul, Series A, Callable 03/01/09 @ 100 5.000%, 03/01/10	1,180	1,246
Sauk Rapids Independent School District #47, Series B, Zero Coupon Bond, Callable 02/01/11 @ 89.37 (FSA) (MSDCEP) 5.700%, 02/01/13 (c)	1,055	763
Sauk Rapids Independent School District #47, Series B, Zero Coupon Bond, Callable 02/01/11 @ 94.63 (FSA) 5.753%, 02/01/12 (c)	1,790	1,385
Savage, Series A, Crossover Refunded 02/01/06 @ 100 (FGIC) 5.500%, 02/01/08 (d)	1,000	1,008
South Washington County, Independent School District #833, Series B, Callable 02/01/12 @ 100 (FSA) (MSDCEP) 5.000%, 02/01/15	1,030	1,104
Stillwater Independent School District #834, Callable 02/01/09 @ 100 (MSDCEP) 4.750%, 02/01/11	2,140	2,230
Watertown Independent School District #111, Series A, Callable 08/01/15 @100 (FSA) (MSDCEP) 4.000%, 02/01/16	1,670	1,683
Worthington Independent School District #518, Callable 02/01/14 @ 100 (FSA) (MSDCEP) 4.000%, 02/01/16	1,045	1,052
Total General Obligations		90,688
Certificates of Participation – 2.4%
Hennepin County, Callable 11/15/08 @ 100 (MLO) 5.375%, 11/15/09	2,280	2,418
Minneapolis Special School District #1, Series A, Pre-refunded 02/01/06 @ 100 (MBIA) (MLO) 5.900%, 02/01/11 (a)	2,150	2,172
Northeast Metropolitan Intermediate School District #916, Callable 01/01/14 @ 100 (MLO) 4.250%, 01/01/15	1,000	999
Total Certificates of Participation		5,589
Total Municipal Bonds (Cost $216,478)		226,000
Money Market Fund – 1.9%
Federated Minnesota Municipal Cash Trust (Cost $4,378)	4,378,422	4,378
Total Investments – 100.3% (Cost $220,856)		230,378
Other Assets and Liabilities, Net – (0.3)%		(801)
Total Net Assets – 100.0%		$229,577

Minnesota Intermediate Tax Free Fund (concluded)

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

(e)  Security purchased on a when-issued basis. On September 30, 2005 the total cost of investments purchased on a when-issued basis was $3,379,033 or 1.5% of total net assets. See note 2 in Notes to Financial Statements.

ACA – American Capital Access

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $8,701,820, which represents 3.8% of net assets.

FGIC – Financial Guaranty Insurance Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

MCCEP – Minnesota County Credit Enhancement Program

MLO – Municipal Lease Obligation

MSDCEP – Minnesota School District Credit Enhancement Program

RAAI – Radian Asset Assurance Inc.

XLCA – XL Capital Assurance Inc.

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Minnesota Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 97.2%
Revenue Bonds – 85.1%
Continuing Care Retirement Communities – 1.1%
Golden Valley, Covenant Retirement Communities, Series A, Callable 12/01/09 @ 101 5.500%, 12/01/29	$1,750	$1,813
Economic Development – 4.7%
Minneapolis Community Development, Series G-3, Callable 12/01/11 @ 100 5.450%, 12/01/31	3,250	3,418
Minnesota Agricultural & Economic Development Board, Small Business Development, Series B, Callable 08/01/08 @ 102 (AMT) 7.250%, 08/01/20	1,000	1,068
Minnesota Agricultural & Economic Development Board, Small Business Development, Series C, Callable 08/01/08 @ 102 (AMT) 7.250%, 08/01/20	1,385	1,462
Minnesota Agricultural & Economic Development Board, Small Business Development, Series D, Callable 08/01/08 @ 102 (AMT) 7.250%, 08/01/20	1,120	1,182
Minnesota Agriculture & Economic Development Board, Minnesota Small Business Program, Series A, Callable 08/01/10 @ 100 (AMT) 5.550%, 08/01/16	500	516
		7,646
Education – 7.1%
Golden Valley, The Breck School, Callable 10/01/09 @ 100 5.750%, 10/01/14	1,000	1,079
Minneapolis, The Blake School Project, Callable 09/01/11 @ 100 5.450%, 09/01/21	2,000	2,115
Minnesota State Higher Education Facilities Authority, Augsburg College, Series 4-F1, Pre-refunded 05/01/06 @ 102 6.250%, 05/01/23 (a)	1,500	1,544
Minnesota State Higher Education Facilities Authority, Carleton College, Pre-refunded 11/01/07 @ 100 5.400%, 11/01/15 (a)	1,500	1,571
Minnesota State Higher Education Facilities Authority, Carleton College, Series 3-L1, Pre-refunded 05/01/06 @ 100 5.750%, 11/01/12 (a)	1,050	1,068
Minnesota State Higher Education Facilities Authority, College of Art & Design, Series 5-D, Callable 05/01/10 @ 100 6.625%, 05/01/20	1,000	1,086
Minnesota State Higher Education Facilities Authority, St. John University, Series 6-G, Callable 10/01/15 @ 100 5.000%, 10/01/22	1,000	1,051
4.500%, 10/01/26	1,000	985
Minnesota State Higher Education Facilities Authority, Vermilion Community College, Series 3-T, Callable 01/01/06 @ 100 5.750%, 01/01/13	525	527
University of Minnesota, Series A 5.500%, 07/01/21	500	576
		11,602

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Healthcare – 28.9%
Bemidji Hospital Facilities, North Country Health Services, Callable 09/01/06 @ 102 5.625%, 09/01/15	$1,600	$1,653
Cuyuna Range Hospital District, Callable 06/01/13 @ 101 5.500%, 06/01/35	350	351
Cuyuna Range Hospital District, Series A, Callable 06/01/07 @ 102 6.000%, 06/01/29	3,000	3,083
Duluth Economic Development Authority, Benedictine Health System, Callable 02/15/14 @ 100 5.250%, 02/15/28	1,000	1,038
5.250%, 02/15/33	1,000	1,032
Fergus Falls Health Care Facilities Authority, Broen Memorial Home, Series A, Callable until 10/31/05 @ 102 7.000%, 11/01/19	1,000	1,010
Fergus Falls Health Care Facilities Authority, Lake Region Hospital, Long Term Care Facilities Project, Callable 12/01/05 @ 102 6.500%, 12/01/25	2,000	2,045
Glencoe Health Care Services Facilities Project, Glencoe Regional Health, Pre-refunded 04/01/11 @ 101 7.500%, 04/01/31 (a)	1,700	2,021
Glencoe Health Care Services Facilities Project, Glencoe Regional Health, Callable 04/01/13 @ 101 5.000%, 04/01/20	500	507
5.000%, 04/01/25	1,000	1,005
5.000%, 04/01/31	1,500	1,481
Maple Grove Health Care Facilities, North Memorial Health Care, Callable 09/01/15 @ 100 5.000%, 09/01/35	2,000	2,036
Marshall Medical Center, Weiner Memorial Medical Center Project, Series A, Callable 11/01/13 @ 100 5.250%, 11/01/16	305	324
5.850%, 11/01/23	875	951
Minneapolis Healthcare System, Allina Health System, Series A, Callable 11/15/12 @ 100 6.000%, 11/15/23	1,500	1,634
5.750%, 11/15/32	2,400	2,549
Minnesota Agricultural & Economic Development Board, Benedictine Health, Series A, Callable 02/15/10 @ 101 (MBIA) 5.250%, 02/15/15	2,000	2,145
Minnesota Agricultural & Economic Development Board, Fairview Hospital Project, Series A, Callable 11/15/07 @ 102 (MBIA) 5.500%, 11/15/11	500	531
Minnesota Agricultural & Economic Development Board, Healthcare Systems, Fairview, Series A, Callable 11/15/07 @ 102 (MBIA) 5.500%, 11/15/17	205	218
Minnesota Agricultural & Economic Development Board, Healthcare Systems, Fairview, Series A, Callable 11/15/10 @ 101 6.375%, 11/15/29	125	136

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minnesota Agricultural & Economic Development Board, Healthcare Systems, Fairview, Series A, Pre-refunded 11/15/07 @ 102 (MBIA) 5.500%, 11/15/17 (a)	$795	$850
Minnesota Agricultural & Economic Development Board, Healthcare Systems, Fairview, Series A, Pre-refunded 11/15/10 @ 101 6.375%, 11/15/29 (a)	3,875	4,440
Monticello, Big Lake Community Hospital, Series A, Callable 12/01/09 @ 100 5.750%, 12/01/19	1,000	1,015
Monticello, Big Lake Community Hospital, Series C, Callable 12/01/12 @ 100 6.200%, 12/01/22	1,000	1,055
Moorhead Economic Development Authority, Eventide Senior Housing, Series B, Callable until 05/31/06 @ 101 6.000%, 06/01/29	1,900	1,908
New Hope Housing & Healthcare Facilities Authority, Masonic Home North Ridge, Callable 03/01/09 @ 102 5.750%, 03/01/15	1,600	1,659
St. Louis Park Health Care Facilities, Park Nicollet Health Services, Series B, Callable 07/01/14 @ 100 5.500%, 07/01/25	2,000	2,125
St. Paul Housing & Redevelopment Authority, HealthEast Project, Callable 11/15/15 @ 100 6.000%, 11/15/30	800	858
St. Paul Housing & Redevelopment Authority, Regions Hospital, Callable 05/15/09 @ 100 5.250%, 05/15/18	500	510
St. Paul Port Authority, Healtheast Midway Campus, Series A, Callable 05/01/15 @ 100 5.875%, 05/01/30	900	913
St. Paul Port Authority, Healtheast Midway Campus, Series B, Callable 05/01/15 @ 100 6.000%, 05/01/30	1,800	1,830
Shakopee Health Care Facilities, St. Francis Regional Medical Center, Callable 09/01/14 @ 100 5.250%, 09/01/34	2,000	2,054
Stillwater Healthcare, Health Systems Obligation Group, Callable 06/01/15 @ 100 5.000%, 06/01/35	1,000	1,019
Winona Health Care Facilities, Series A, Callable 07/01/12 @ 102 6.000%, 07/01/34	1,000	1,059
		47,045
Housing – 12.2%
Austin Housing & Redevelopment Authority, Courtyard Residence Project, Series A, Callable 01/01/06 @ 102 7.250%, 01/01/26	500	516
Dakota County Community Development Agency, Multifamily Housing, Ebenezer Ridges Project, Callable 04/20/11 @ 102 (GNMA) 5.900%, 04/20/42	2,000	2,135
Eden Prairie Multifamily Housing, Parkway Apartments Project, Series A, Callable 02/20/07 @ 104 5.700%, 08/20/22	1,000	1,048

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Eden Prairie Multifamily Housing, Preserve Place, Callable 01/20/08 @ 102 (GNMA) 5.500%, 01/20/18	$500	$518
Hennepin County Housing & Redevelopment Authority, Loring Park Apartments, Callable 08/15/06 @ 102.50, Mandatory Put 02/15/09 @ 100 (AMT) (FNMA) 3.050%, 06/15/34	2,000	1,971
Hopkins Elderly Housing, St. Theresa Project, Series A, Callable 11/20/07 @ 102 (GNMA) 5.600%, 11/20/17	500	518
Hopkins Multifamily Housing, Renaissance Project, Callable 04/01/07 @ 102 6.250%, 04/01/15	500	519
Maplewood Multifamily Housing, Carefree Cottages II, Callable 04/15/14 @ 100 (AMT) (FNMA) 4.800%, 04/15/34	2,000	2,014
Minnesota State Housing Finance Agency, Residential Housing, Series B, Callable 07/01/11 @ 100 (AMT) 5.650%, 07/01/33	940	979
Minnesota State Housing Finance Agency, Residential Housing, Series B-1-RMK, Callable 07/01/11 @ 100 (AMT) 5.350%, 07/01/33	1,390	1,428
Minnesota State Housing Finance Agency, Residential Housing, Series F, Callable 07/01/11 @ 100 (AMT) 5.400%, 07/01/30	2,715	2,798
Minnesota State Housing Finance Agency, Series A, Callable 08/01/11 @ 100 3.850%, 02/01/13	1,430	1,436
Minnesota State Housing Finance Agency, Single Family Mortgage, Series C, Callable 07/01/09 @ 100 (AMT) 6.100%, 07/01/30	435	447
St. Anthony Housing & Redevelopment Authority, Chandler Place Project, Callable 05/20/06 @ 102 (FHA) (GNMA) 6.250%, 11/20/25	1,500	1,556
St. Louis Park, Multifamily Housing, Knollwood Apartments, Callable 12/01/05 @ 102 (FHA) 6.250%, 12/01/28	500	511
St. Louis Park, Multifamily Housing, Park Ridge Apartments, Callable 11/01/08 @ 102 (FHA) (GNMA) 5.250%, 11/01/20	500	517
White Bear Lake, Lake Square Housing, Lake Square, Series A, Callable 02/01/07 @ 102 (FHA) 6.000%, 08/01/20	1,020	1,055
		19,966
Lease Revenue – 3.4%
New Brighton Economic Development Authority, Public Safety Facility, Leasing Project, Series A, Callable 02/01/10 @ 100 4.900%, 02/01/15	850	878
5.000%, 02/01/16	895	925
5.100%, 02/01/17	900	932
Puerto Rico Public Finance, Series A, Callable 02/01/12 @ 100, Mandatory Put 02/01/12 @ 100 5.750%, 08/01/27	1,000	1,090

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
St. Paul Port Authority, Office Building at Robert St.-3-11 4.000%, 12/01/13	$1,695	$1,722
		5,547
Miscellaneous – 7.1%
Burnsville, YMCA Project (LOC: Wells Fargo Bank) (VRDO) 2.710%, 08/01/16 (b)	1,575	1,575
Little Canada Commercial Development, RLF Minnesota Project, Callable 10/01/05 @ 100 (MLO) 7.100%, 04/01/13	1,150	1,157
Minnesota State Retirement Systems Building, Callable 06/01/10 @ 100 5.875%, 06/01/27	7,000	7,684
Seaway Port Authority of Duluth, Cargill Inc. Project 4.200%, 05/01/13	1,130	1,145
		11,561
Recreational Facility Authority – 2.5%
Moorhead, Golf Course, Series B, Callable 12/01/08 @ 100 5.875%, 12/01/21	2,000	2,042
St. Paul Port Authority, Radisson Kellogg Project, Series 2, Callable 08/01/08 @ 103 7.375%, 08/01/29	2,000	2,093
		4,135
Tax Revenue – 0.3%
Duluth Economic Development Authority 8.000%, 08/01/08	160	167
Minneapolis, St. Anthony Falls Project, Callable 03/01/12 @ 102 5.750%, 02/01/27	300	301
		468
Transportation – 2.7%
Minneapolis & St. Paul Metropolitan Airports Commission, Series A, Pre-refunded 01/01/10 @ 101 (FGIC) 5.750%, 01/01/32 (a)	3,000	3,319
Minneapolis & St. Paul Metropolitan Airports Commission, Series B, Callable 01/01/15 @ 100 (AMBAC) (AMT) 5.000%, 01/01/19	1,000	1,066
		4,385
Utilities – 15.1%
Chaska Electric, Series A, Callable 10/01/10 @ 100 6.100%, 10/01/30	45	50
Chaska Electric, Series A, Pre-refunded 10/01/10 @ 100 6.100%, 10/01/30 (a)	4,955	5,571
Minnesota Municipal Power Agency, Electricity Revenue, Callable 10/01/15 @ 100 5.000%, 10/01/35	1,500	1,545
Southern Minnesota Municipal Power Agency, Series A, Zero Coupon Bond (MBIA) 6.650%, 01/01/19 (c)	4,000	2,212
6.700%, 01/01/24 (c)	12,000	5,167
5.800%, 01/01/25 (c)	7,000	2,846
5.600%, 01/01/26 (c)	8,300	3,195
5.151%, 01/01/27 (c)	3,000	1,097

Minnesota Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Western Minnesota Municipal Power Agency, Callable 01/01/11 @ 100 (AMBAC) 5.500%, 01/01/14	$1,545	$1,689
5.500%, 01/01/15	550	599
Western Minnesota Municipal Power Agency, Escrowed to Maturity (MBIA) 9.750%, 01/01/16 (d)	410	603
		24,574
Total Revenue Bonds		138,742
General Obligations – 12.1%
Anoka-Hennepin Independent School District #11, Series A, Crossover Refunded 02/01/10 @ 100 (MSDCEP) 5.750%, 02/01/17 (e)	1,000	1,099
Becker Independent School District #726, Series A, Crossover Refunded 02/01/10 @ 100 (FSA) (MSDCEP) 6.000%, 02/01/21 (e)	1,000	1,105
Chaska Independent School District #112, Series A, Crossover Refunded 02/01/09 @ 100 (FSA) (MSDCEP) 5.700%, 02/01/18 (e)	1,000	1,079
Chaska Independent School District #112, Series B, Crossover Refunded 02/01/06 @ 100 (MSDCEP) 5.875%, 02/01/11 (e)	1,000	1,010
6.000%, 02/01/16 (e)	3,025	3,055
Columbia Heights Independent School District #13, Crossover Refunded 02/01/07 @ 100 (MSDCEP) 5.250%, 02/01/15 (e)	1,000	1,026
Delano Independent School District #879, Series A, Callable 02/01/11 @ 100 (FSA) (MSDCEP) 5.875%, 02/01/25	1,000	1,103
Minneapolis Sports Arena, Callable 04/01/08 @ 100 5.100%, 04/01/13	500	522
5.100%, 10/01/13	250	261
North St. Paul Independent School District #622, Series B, Crossover Refunded 05/01/06 @ 100 (MSDCEP) 5.850%, 05/01/17 (e)	500	508
Perham, Disposal System, Callable 05/01/11 @ 100 (AMT) 6.000%, 05/01/22	1,500	1,592
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	1,000	1,059
St. Louis Park Independent School District #283, Crossover Refunded 02/01/09 @ 100 (MSDCEP) 5.700%, 02/01/17 (e)	2,000	2,140
Sauk Rapids Independent School District #47, Series A, Callable 02/01/11 @ 100 (MBIA) 5.750%, 02/01/23	2,000	2,201
Wayzata Independent School District #284, Series A, Crossover Refunded 02/01/07 @ 100 5.500%, 02/01/17 (e)	2,000	2,059
Total General Obligations		19,819
Total Municipal Bonds (Cost $149,307)		158,561

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Minnesota Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Money Market Fund – 2.1%
Federated Minnesota Municipal Cash Trust (Cost $3,377)	3,377,143	$3,377
Total Investments – 99.3% (Cost $152,684)		161,938
Other Assets and Liabilities, Net – 0.7%		1,157
Total Net Assets – 100.0%		$163,095

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(e)  Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $16,521,055, which represents 10.1% of net assets.

COMGTY – Commonwealth Guaranty

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

LOC – Letter of Credit

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

MSDCEP – Minnesota School District Credit Enhancement Program

VRDO – Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate is based on specific, or an index of, market interest rates, and is subject to change periodically. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.

Missouri Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.2%
Revenue Bonds – 72.4%
Continuing Care Retirement Community – 3.0%
Cole County Industrial Development Authority, Lutheran Services Heisinger Project, Callable 02/01/14 @ 100 5.250%, 02/01/24	$2,000	$2,068
Illinois Financing Authority, Friendship Village, Schaumburg, Series A, Callable 02/15/15 @ 100 5.375%, 02/15/25	1,800	1,816
Missouri State Health & Educational Facilities Authority, Senior Living Facilities, Lutheran Senior, Series A, Callable 02/01/15 @ 100 5.375%, 02/01/35	1,500	1,554
		5,438
Education – 9.2%
Missouri State Health & Educational Facilities Authority, University of Missouri-Columbia Arena Project, Callable 11/01/11 @ 100 5.000%, 11/01/19	2,540	2,715
Missouri State Health & Educational Facilities Authority, Washington University, Series A, Callable 06/15/11 @ 100 5.125%, 06/15/41	2,150	2,222
Missouri State Health & Educational Facilities Authority, Washington University, Series A, Callable 02/15/13 @ 100 5.000%, 02/15/33	1,000	1,039
Missouri State Health & Educational Facilities Authority, Washington University, Series A, Callable 02/15/15 @ 100 5.000%, 02/15/19	1,465	1,574
Northwest Missouri State University Housing, Callable 06/01/13 @ 100 (MBIA) 5.000%, 06/01/16	650	694
University of Missouri, Pre-refunded 11/01/07 @ 101 5.500%, 11/01/21 (a)	3,000	3,177
5.800%, 11/01/27 (a)	5,000	5,325
		16,746
Healthcare – 13.5%
Boone County Hospital, Callable 08/01/12 @ 100 5.050%, 08/01/20	1,200	1,237
Boone County Hospital, Callable 08/01/14 @ 100 5.000%, 08/01/16	670	706
Cape Girardeau County Authority, Southeast Missouri Hospital Association, Callable 06/01/12 @ 100 5.625%, 06/01/22	1,500	1,567
Joplin Industrial Development Authority Healthcare Facilities, Freeman Health Systems Project, Callable 02/15/15 @ 102 5.500%, 02/15/24	2,000	2,112
Missouri State Health & Educational Facilities Authority, BJC Health Systems, Series A, Escrowed to Maturity 6.750%, 05/15/12 (b)	3,310	3,915
Missouri State Health & Educational Facilities Authority, Jefferson Memorial Hospital (RAAI) 4.250%, 08/15/13	735	752

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Missouri Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Missouri State Health & Educational Facilities Authority, Jefferson Memorial Hospital, Callable 08/15/14 @ 100 (RAAI) 5.000%, 08/15/19	$2,300	$2,395
Missouri State Health & Educational Facilities Authority, Lake Regional Health System Project 5.000%, 02/15/12	515	535
Missouri State Health & Educational Facilities Authority, St. Lukes Health Systems, Series A 5.000%, 11/15/14	3,000	3,233
Missouri State Health & Educational Facilities Authority, SSM Health, Series A, Pre-refunded 06/01/08 @ 101 (MBIA) 5.000%, 06/01/18 (a)	1,555	1,644
Missouri State Health & Educational Facilities Authority, SSM Health, Series B, Callable 06/01/08 @ 101 (MBIA) 5.000%, 06/01/18	445	466
North Kansas City Hospital, Series A, Callable 11/15/13 @ 100 (FSA) 5.000%, 11/15/21	250	263
St. Louis County Industrial Development Authority, Ranken-Jordan Project, Series A, Callable 11/15/13 @ 100 6.625%, 11/15/35	500	517
University Health Facilities, University of Missouri Health System, Series A, Callable 11/01/06 @ 102 (AMBAC) 5.600%, 11/01/26	5,000	5,205
		24,547
Housing – 0.8%
University City Industrial Development Authority, Multifamily Housing, Series A, Callable 12/20/05 @ 102 5.950%, 12/20/25	1,400	1,431
Lease Revenue – 16.1%
Clay County, Public Building Authority, Callable 05/15/08 @ 100 (MLO) 5.125%, 05/15/14	2,000	2,091
Jackson County, Public Building Corporation, Callable 12/01/14 @ 100 5.000%, 12/01/19	2,060	2,179
5.000%, 12/01/25	1,000	1,043
Kansas City Municipal Assistance, Capital Appreciation Leasehold, Series B-1, Zero Coupon Bond 5.260%, 04/15/27 (c)	2,000	723
Kansas City Special Facilities Revenue, MCI Overhaul Base Project, Series G, Callable 09/01/15 @ 100 (AMT) 4.750%, 09/01/28	4,000	3,932
Missouri State Board of Public Buildings, Series A, Callable 10/15/13 @ 100 5.000%, 10/15/27	1,000	1,048
Missouri State Board of Public Buildings, State Office Building Special Obligation, Series A, Callable 05/01/11 @ 100 (MLO) 5.000%, 05/01/17	1,000	1,066
Missouri State Board of Public Buildings, State Office Building Special Obligation, Series A, Callable 05/01/11 @ 100 (MBIA) (MLO) 5.000%, 05/01/23	2,000	2,106
5.000%, 05/01/24	5,130	5,391
5.125%, 05/01/26	5,000	5,224

Missouri Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Missouri State Financial Board Infrastructure Facilities, Branson, Series A, Callable 12/01/12 @ 100 (MLO) 5.000%, 12/01/17	$1,000	$1,027
5.375%, 12/01/22	750	779
Springfield Public Building , Capital Improvement Project, Callable 03/01/14 @ 100 (AMBAC) 5.000%, 03/01/24	2,000	2,098
St. Louis Missouri Junior College District Building Corporation, Callable 03/01/15 @ 100 (AMBAC) 4.100%, 03/01/16	600	606
		29,313
Miscellaneous – 1.6%
Missouri Financial Board Cultural Facilities, Nelson Gallery Foundation, Series A, Callable 12/01/11 @ 100 5.250%, 12/01/14	1,000	1,089
Platte County Industrial Development Transportation Authority (MLO) 4.000%, 12/01/14	780	788
Sugar Creek, Lafarge North America, Series A, Callable 06/01/13 @ 101 (AMT) 5.650%, 06/01/37	1,000	1,039
		2,916
Revolving Funds – 14.0%
Missouri State Enviornmental Improvement & Energy Resources Authority, Series A, State Revolving Fund, Pre-refunded 07/01/10 @ 100 5.500%, 07/01/16 (a)	1,875	2,057
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series A, Drinking Water, Callable 07/01/08 @ 101 5.000%, 01/01/19	2,200	2,315
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series A, State Revolving Fund Program, Callable 07/01/10 @ 100. 5.500%, 07/01/16	620	673
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series B, Drinking Water, Callable 01/01/09 @ 101 5.250%, 01/01/15	2,180	2,318
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series B, Drinking Water, Callable 01/01/13 @ 100 5.500%, 07/01/14	2,000	2,227
5.500%, 07/01/18	1,400	1,552
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series B, State Revolving Fund Program, Callable 01/01/13 @ 100 5.000%, 01/01/17	600	643

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Missouri Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series C, State Revolving Fund Program 5.375%, 07/01/14	$2,400	$2,702
5.375%, 07/01/15	1,500	1,694
5.375%, 07/01/16	2,000	2,268
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Series C, State Revolving Fund Program, Callable 07/01/11 @ 100 5.000%, 07/01/23	6,655	7,042
		25,491
Tax Revenue – 1.8%
Branson Industrial Development Authority Tax Increment Revenue, Branson Landing Retail Project, Callable 06/01/15 @ 100 5.500%, 06/01/29	1,000	1,000
Branson Tax Increment Revenue, Brentwood Square Project 4.125%, 05/01/11	250	250
Riverside Tax Increment Revenue, L-385 Levee Project, Callable 05/01/15 @ 100 5.250%, 05/01/20	1,000	1,025
St. Joseph Industrial Development Authority Tax Increment Revenue, Shoppes at North Village Project, Callable 11/01/14 @ 100 5.375%, 11/01/23	1,000	985
		3,260
Transportation – 6.9%
Missouri State Highways & Transportation Road, Series A, Callable 02/01/11 @ 100 5.250%, 02/01/20	5,000	5,344
Missouri State Highways & Transportation Road, Series A, Callable 02/01/12 @ 100 5.125%, 02/01/17	1,000	1,077
5.000%, 02/01/22	3,725	3,930
Puerto Rico Commonwealth Highway & Transportation Authority, Series K, Callable 07/01/15 @ 100 5.000%, 07/01/17 (d)	1,000	1,056
St. Louis Airport, Capital Improvement Program, Series A, Callable 07/01/12 @ 100 (MBIA) 5.375%, 07/01/21	1,000	1,082
		12,489
Utilities – 5.5%
Kansas City Water, Series A, Callable 12/01/08 @ 101 5.000%, 12/01/11	4,390	4,642
Kansas City Water, Series B, Callable 12/01/06 @ 101 5.000%, 12/01/16	2,200	2,264
Metropolitan St. Louis Sewer District, Series A, Callable 05/01/14 @ 100 (MBIA) 5.000%, 05/01/23	1,075	1,136
Missouri State Development Financial Board, Independence Water Systems, Callable 11/01/14 @ 100 (AMBAC) 5.000%, 11/01/24	1,000	1,054

Missouri Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution Control, Kansas City Power & Light 4.000%, 01/02/12	$1,000	$1,009
		10,105
Total Revenue Bonds		131,736
General Obligations – 23.9%
Chesterfield, Callable until 02/14/17 @ 100 4.000%, 02/15/17	1,680	1,685
Columbia School District, Crossover Refunded 03/01/07 @ 100 6.300%, 03/01/11 (e)	365	381
Hazelwood School District, Missouri: Direct Deposit Program, Series A, Callable 03/01/15 @ 100 (FGIC) (STAID) 5.000%, 03/01/17	1,820	1,970
Independence School District, Missouri Direct Deposit Program, Callable 03/01/13 @ 100 (MBIA) (STAID) 5.000%, 03/01/20	1,240	1,317
Jefferson City School District, Series A 6.700%, 03/01/11	1,000	1,124
Missouri State, Fourth State Building, Series A, Pre-refunded 08/01/06 @ 100 5.400%, 08/01/09 (a)	2,000	2,042
Missouri State Water Pollution Control, Series A, Pre-refunded 08/01/06 @ 100 5.750%, 08/01/18 (a)	2,085	2,135
North Kansas City School District, Callable 03/01/11 @ 100 5.000%, 03/01/16	1,265	1,348
North Kansas City School District #74, Callable 03/01/15 @ 100 (STAID) 5.000%, 03/01/25	2,245	2,371
Platte County School District #R-3, Callable 03/01/14 @ 100 (MBIA) 5.000%, 03/01/24	1,000	1,055
Puerto Rico Municipal Finance Agency, Callable 08/01/09 @ 101 5.500%, 08/01/23	3,000	3,257
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	1,000	1,059
St. Charles County, Francis Howell School District, Missouri Direct Deposit Program (FGIC) (STAID) 5.250%, 03/01/18	2,095	2,341
St. Joseph School District, Missouri Direct Deposit Program (FSA) (STAID) 5.250%, 03/01/17	1,500	1,679
St. Louis County 5.000%, 02/01/12	3,250	3,540
St. Louis County Rockwood School District #R-6, Callable 02/01/11 @ 100 5.000%, 02/01/13	3,000	3,215
St. Louis County Rockwood School District #R-6, Series A, Callable 02/01/13 @ 100 5.000%, 02/01/14	2,000	2,167
St. Louis County School District, Series A (FSA) 5.000%, 03/01/14	2,000	2,184
St. Louis County School District, Series A, Callable 03/01/14 @ 100 5.000%, 03/01/16	1,000	1,080

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Missouri Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
St. Louis Public Safety, Pre-refunded 08/15/09 @ 100 (FGIC) 5.125%, 02/15/17 (a)	$4,185	$4,475
Wentzville School District #R-4, Pre-refunded 03/01/08 @ 100 (FSA) 5.100%, 03/01/18 (a)	3,000	3,140
Total General Obligations		43,565
Certificates of Participation – 1.9%
Fenton, Callable 09/01/13 @ 100 (MBIA) (MLO) 3.900%, 09/01/15	1,275	1,261
Mehlville School District #R-9 (FSA) 5.000%, 09/01/15	2,000	2,169
Total Certificates of Participation		3,430
Total Municipal Bonds (Cost $170,928)		178,731
Affiliated Money Market Fund – 1.3%
First American Tax Free Obligations Fund, Class Z (f) (Cost $2,386)	2,386,485	2,386
Total Investments – 99.5% (Cost $173,314)		181,117
Other Assets and Liabilities, Net – 0.5%		971
Total Net Assets – 100.0%		$182,088

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Security purchased on a when-issued basis. On September 30, 2005 the total cost of investments purchased on a when-issued basis was $1,062,530 or 0.6% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

(f)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $4,971,500, which represents 2.7% of net assets.

COMGTY – Commonwealth Guaranty

FGIC – Financial Guaranty Insurance Corporation

FSA – Financial Security Assurance

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

RAAI – Radian Asset Assurance Inc.

STAID – State Aid Withholding

Nebraska Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 95.9%
Revenue Bonds – 73.0%
Education – 16.4%
Nebraska Educational Finance Authority, Concordia University Project, Callable 12/15/08 @ 100 5.350%, 12/15/18	$650	$669
Nebraska Educational Finance Authority, Creighton University Project, Series A (AMBAC) 5.000%, 09/01/09	500	526
Nebraska Educational Finance Authority, Midland Lutheran College Project, Callable 10/01/10 @ 100 5.200%, 10/01/20	350	357
Nebraska Educational Finance Authority, Wesleyan University Project, Callable 04/01/12 @ 100 (RAAI) 5.000%, 04/01/17	605	628
Nebraska Utility Corporation, University of Nebraska, Lincoln Project, Callable 01/01/12 @ 100 5.250%, 01/01/15	1,045	1,134
University of Nebraska Facility Corporation, Medical Center Research Project, Callable 02/15/12 @ 100 5.000%, 02/15/15	500	531
University of Nebraska Facility Corporation, Deferred Maintenance Project, Callable 07/15/08 @ 100 5.250%, 07/15/11	1,000	1,050
University of Nebraska, Lincoln Memorial Stadium Project, Series A, Callable 05/01/14 @ 100 5.000%, 11/01/15	500	532
University of Nebraska, Lincoln Student Fees, Callable 01/01/13 @ 100 5.000%, 07/01/22	750	783
University of Nebraska, Omaha Student Housing Project, Callable 11/24/13 @ 100 5.000%, 05/15/23	500	526
		6,736
Healthcare – 17.4%
Douglas County Hospital Authority #1, Immanuel Medical Center, Callable 09/01/07 @ 102 (AMBAC) 4.900%, 09/01/09	750	785
Douglas County Hospital Authority #2, Girls & Boys Town Project, Callable 09/01/15 @ 100 4.500%, 09/01/30	1,000	969
Douglas County Hospital Authority #2, Nebraska Medical Center 5.000%, 11/15/16	700	744
Lancaster County Hospital Authority #1, BryanLGH Medical Center Project, Series A, Callable 06/01/11 @ 100 (AMBAC) 5.000%, 06/01/19	500	520
5.125%, 06/01/21	1,200	1,254
Madison County Hospital Authority #1, Faith Regional Health Services Project, Callable 01/01/12 @ 100 (RAAI) 5.500%, 07/01/21	1,000	1,058

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Nebraska Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Nebraska Investment Finance Authority, Great Plains Regional Medical Center, Callable 05/15/12 @ 100 (RAAI) 5.200%, 11/15/16	$250	$263
5.300%, 11/15/17	805	849
Platte County Hospital Authority #1, Columbus Community Hospital Project, Callable 05/01/10 @ 101 (RAAI) 5.850%, 05/01/14	650	701
		7,143
Housing – 5.5%
Nebraska Investment Finance Authority, Multifamily Housing, Callable 07/01/12 @ 100 (AMT) (GNMA) 4.625%, 07/20/12	390	400
Nebraska Investment Finance Authority, Single Family Housing, Series A, Callable 03/01/11 @ 100 (AMT) 5.150%, 03/01/16	445	457
Nebraska Investment Finance Authority, Single Family Housing, Series C, Callable 03/01/14 @ 100 (AMT) 4.400%, 09/01/20 (a)	680	674
Omaha Housing Authority, Multifamily Housing, Timbercreek Apartments, Callable 10/01/11 @ 100 (GNMA) 5.150%, 11/20/22	695	718
		2,249
Miscellaneous – 0.8%
Washington County Wastewater Facilities, Cargill Project, Callable 11/01/12 @ 101 (AMT) 5.900%, 11/01/27	300	326
Recreational Facility Authority – 8.7%
Douglas County Zoo Facility, Omaha Henry Doorly Zoo Project, Pre-refunded 09/01/09 @ 100 5.650%, 09/01/11 (b)	1,000	1,087
Douglas County Zoo Facility, Omaha Henry Doorly Zoo Project, Callable 04/13/15 @ 100 4.750%, 09/01/24	1,115	1,116
Omaha Convention Hotel Corporation, Series A, Callable 04/01/12 @ 100 (AMBAC) 5.500%, 04/01/16	275	303
5.125%, 04/01/26	1,000	1,058
		3,564
Revolving Funds – 3.6%
Nebraska Investment Finance Authority, Drinking Water System Revolving Fund, Callable 01/01/09 @ 100 4.500%, 01/01/10	115	119
5.150%, 01/01/16	580	597
Nebraska Investment Finance Authority, Drinking Water System Revolving Fund, Callable 01/01/12 @ 100 4.750%, 07/01/19	750	770
		1,486
Tax Revenue – 2.2%
Omaha Special Tax Revenue, Series A, Callable 02/01/12 @ 101 5.125%, 02/01/32	500	524

Nebraska Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Omaha Tax Allocation, Convention Center Hotel Redevelopment, Series A, Callable 12/15/14 @100 5.000%, 12/15/19	$400	$405
		929
Utilities – 18.4%
Alliance Electrical Systems, Callable 06/15/08 @ 100 (AMBAC) 5.000%, 12/15/14	260	271
5.100%, 12/15/15	460	481
Cuming County Public Power District, Pre-refunded 05/15/06 @ 100 5.600%, 05/15/21 (b)	250	252
Elkhorn Rural Public Power District Electrical Systems, Callable 03/01/15 @ 100 (AMBAC) 4.750%, 09/01/25	600	625
Fremont Combined Utility System, Callable 11/01/10 @ 100 (MBIA) 4.300%, 09/01/26 (a)	500	499
Grand Island Electrical Systems, Callable 06/27/11 @ 100 (MBIA) 5.125%, 08/15/16	750	807
Hastings Electrical Systems, Callable 05/01/11 @ 100 (FSA) 5.000%, 01/01/15	1,000	1,069
5.000%, 01/01/16	750	801
Lincoln Electrical Systems, Callable 09/01/11 @ 100 5.000%, 09/01/15	500	537
Lincoln Electrical Systems, Callable 09/01/13 @ 100 5.000%, 09/01/26	250	261
Lincoln Sewer Revenue, Callable 06/15/15 @ 100 4.500%, 06/15/29	1,080	1,064
Omaha Public Power District, Series A, Pre-refunded 02/01/10 @ 100 5.200%, 02/01/22 (b)	630	679
Omaha Public Power Electrical Systems, Escrowed to Maturity 6.200%, 02/01/17 (c)	210	246
		7,592
Total Revenue Bonds		30,025
General Obligations – 19.7%
Dawson County School District #20, Gothenburg Public Schools, Pre-refunded 06/15/06 @ 102 (MBIA) 5.100%, 12/15/16 (b)	365	378
Douglas County School District #17, Millard Public Schools, Series A, Callable 05/15/10 @100 (FSA) 4.500%, 06/15/25	750	749
Douglas County School District #54, Ralston Public Schools, Callable 08/15/11 @ 100 (FSA) 5.000%, 12/15/16	845	905
Lancaster County School District #1, Lincoln Public Schools, Callable 01/15/11 @ 100 5.250%, 07/15/19	220	237

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Nebraska Tax Free Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Lancaster County School District #1, Lincoln Public Schools, Callable 07/15/12 @ 100 5.000%, 01/15/17	$750	$800
Lincoln County School District #1, North Platte Public Schools, Callable 05/04/15 @100 (FSA) 4.250%, 12/15/20	500	500
Lincoln-Lancaster County Public Building Community, Tax Supported Lease Rental, Callable 08/18/14 @ 100 5.000%, 12/01/22	900	955
Lincoln-Lancaster County Public Building Community, Tax Supported Lease Rental, Callable 04/15/15 @ 100 4.500%, 10/15/26	750	747
Omaha, Series A, Escrowed to Maturity 6.500%, 12/01/18 (c)	825	1,038
Omaha-Douglas Public Building, Callable 05/01/11 @ 100 4.900%, 05/01/16	500	530
5.100%, 05/01/20	300	319
Omaha-Douglas Public Building, Callable 05/01/15 @ 100 4.000%, 05/01/20	405	393
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) 5.250%, 07/01/33	500	529
Total General Obligations		8,080
Certificates of Participation – 3.2%
Western Nebraska Community College, Callable 10/15/07 @ 100 4.700%, 10/15/10	295	301
4.800%, 10/15/11	195	199
4.900%, 10/15/12	250	255
5.000%, 10/15/13	300	306
5.100%, 10/15/14	250	255
Total Certificates of Participation		1,316
Total Municipal Bonds (Cost $37,868)		39,421
Affiliated Money Market Fund – 5.7%
First American Tax Free Obligations Fund, Class Z (d) (Cost $2,371)	2,371,009	2,371
Total Investments – 101.6% (Cost $40,239)		41,792
Other Assets and Liabilities, Net – (1.6)%		(673)
Total Net Assets – 100.0%		$41,119

(a)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $1,173,195 or 2.9% of total net assets. See note 2 in Notes to Financial Statements.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(c)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

Nebraska Tax Free Fund (concluded)

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $1,856,591, which represents 4.5% of net assets.

COMGTY – Commonwealth Guaranty

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Municipal Bond Insurance Association

RAAI – Radian Asset Assurance Inc.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Ohio Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.6%
Revenue Bonds – 49.4%
Continuing Care Retirement Communities – 4.1%
Franklin County Health Care Facilities, Refunding & Improvement, Ohio Presbyterian, Series A, Callable 07/01/12 @ 100 (RAAI) 5.125%, 07/01/22	$500	$517
Franklin County Health Care Facilities, Refunding & Improvement, Ohio Presbyterian, Series A, Callable 07/01/15 @ 100 5.000%, 07/01/26	800	814
Toledo-Lucas County Port Authority Facilities, St. Mary Woods Project, Series A, Callable 05/15/10 @ 100 6.000%, 05/15/24	400	406
		1,737
Economic Development – 0.6%
Summit County Port Authority Board Funding Program, Garfield Heights Project, Series A, Callable 05/15/14 @ 102 5.250%, 05/15/23	250	252
Education – 13.3%
Ohio State Higher Educational Facilities, Baldwin-Wallace College Project 5.000%, 12/01/13	750	789
Ohio State Higher Educational Facilities, Ohio Northern University Project, Callable 05/01/15 @100 5.000%, 05/01/26	1,000	1,041
Ohio State Higher Educational Facilities, Wittenburg University Project, Callable 12/01/15 @100 5.000%, 12/01/24	505	513
Ohio State Higher Educational Facilities, Xavier University Project, Callable 05/01/13 @ 100 (FGIC) 5.250%, 05/01/16	1,000	1,092
Ohio State University, Series B, Callable 06/01/13 @ 100 5.250%, 06/01/16	1,000	1,094
University of Cincinnati, Series A, Callable 06/01/11 @ 101 (FGIC) 5.500%, 06/01/14	1,000	1,107
		5,636
Healthcare – 7.8%
Akron Bath Copley County Hospital Facilities, Summa Health Services, Series A, Callable 11/15/14 @ 100 (RAAI) 5.250%, 11/15/16	800	855
Erie County Hospital Facilities, Firelands Regional Medical Center, Series A, Callable 08/15/12 @ 101 5.500%, 08/15/22	500	525
Fairfield County Hospital Facilities, Fairfield Medical Center, Callable 06/15/12 @ 100 (RAAI) 5.000%, 06/15/22	500	513
Hamilton County Hospital Facilities, Children's Medical Center, Series F (FGIC) 5.200%, 05/15/09	1,000	1,049
Lorain County Hospital, Catholic Healthcare, Callable 10/01/12 @ 100 5.500%, 10/01/17	350	373
		3,315

Ohio Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Lease Revenue – 7.1%
Cleveland-Cuyahoga County Port Authority, Rita Project, Callable 11/15/14 @100 (RAAI) 5.000%, 11/15/19	$750	$785
Ohio State Building Authority, State Facility, Administration Building Fund, Series A, Callable 04/01/12 @ 100 (FSA) 5.500%, 04/01/16	1,000	1,101
Riversouth Authority Revenue, Riversouth Area Redevelopment, Series A, Callable 06/01/14 @ 100 5.250%, 12/01/17	1,000	1,093
		2,979
Miscellaneous – 2.4%
Toledo-Lucas County Port Authority Facilities, Cargill Income Project, Series B 4.500%, 12/01/15	1,000	1,022
Revolving Funds – 5.0%
Ohio State Water Development Authority, Escrowed to Maturity, Callable 06/01/06 @ 101 (AMBAC) 5.800%, 12/01/11 (a)	1,000	1,022
Ohio State Water Development Authority, Water Pollution Control, Pre-refunded 06/01/12 @ 100 5.050%, 12/01/21 (b)	1,000	1,088
		2,110
Tax Revenue – 1.0%
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project, Callable 12/01/13 @ 102 5.250%, 12/01/23	400	412
Transportation – 1.2%
Ohio State Turnpike Commission, Series A, Pre-refunded 02/15/06 @ 102 (MBIA) 5.700%, 02/15/13 (b)	500	515
Utilities – 6.9%
Butler County Waterworks, Water District, Callable 12/01/15 @ 100 (AMBAC) 4.000%, 12/01/18	795	789
Hamilton Electrical Systems, Series A, Callable 10/15/15 @ 101 4.300%, 10/15/16	1,000	1,029
Montgomery County Water, Greater Moraine Beaver, Callable 11/15/12 @ 100 (AMBAC) 5.375%, 11/15/16	1,000	1,103
		2,921
Total Revenue Bonds		20,899
General Obligations – 46.0%
Cincinnati, Callable 12/01/11 @ 100 5.000%, 12/01/16	1,000	1,074
5.000%, 12/01/17	1,000	1,071
Dayton City School District, School Facilities Construction & Improvement, Series D (FGIC) 5.000%, 12/01/11	1,000	1,087
Dublin City School District, Callable 12/01/14 @ 100 5.500%, 12/01/16	1,000	1,123

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Ohio Tax Free Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Dublin, Refunding & Improvement, Series A, Callable 12/01/09 @ 101 5.250%, 12/01/14	$1,000	$1,082
Greater Cleveland Regional Transportation Authority, Pre-refunded 12/01/06 @ 101 (FGIC) 5.650%, 12/01/16 (b)	1,000	1,041
Ohio State Common Schools, Series A, Callable 03/15/12 @ 100 5.125%, 09/15/22	1,750	1,868
Ohio State Higher Education, Series A, Callable 02/01/11 @ 100 5.000%, 02/01/19	1,000	1,064
Ohio State Higher Education, Series A, Callable 02/01/12 @ 100 5.000%, 08/01/22	1,000	1,056
Ohio State Higher Education, Series B, Callable 11/01/11 @ 100 5.000%, 11/01/15	1,000	1,074
Ohio State Infrastructure Improvement, Series A 5.500%, 02/01/20	1,000	1,154
Ohio State Parks & Recreational Facilities, Series II-A, Callable 02/01/15 @ 100 5.250%, 02/01/20	1,000	1,091
Revere Local School District (FSA) 5.000%, 12/01/12	1,150	1,256
Solon, Callable 12/01/12 @ 100 5.000%, 12/01/21	1,000	1,062
Springfield City School District, Callable 12/01/11 @ 102 (FGIC) 5.200%, 12/01/23	1,000	1,083
Summit County, Series R (FGIC) 5.500%, 12/01/21	1,000	1,159
Toledo City School District, School Facilities Improvement, Callable 12/01/13 @ 100 (FSA) 5.000%, 12/01/14	1,000	1,087
Total General Obligations		19,432
Certificate of Participation – 3.2%
Midview Local School District, School Buildings Facilities Project, Callable 05/01/13 @ 100 5.250%, 11/01/17	1,270	1,359
Total Municipal Bonds (Cost $40,333)		41,690
Total Investments – 98.6% (Cost $40,333)		41,690
Other Assets and Liabilities, Net – 1.4%		576
Total Net Assets – 100.0%		$42,266

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

AMBAC – American Municipal Bond Assurance Corporation

FGIC – Financial Guaranty Insurance Corporation

FSA – Financial Security Assurance

MBIA – Municipal Bond Insurance Association

RAAI – Radian Asset Assurance Inc.

Oregon Intermediate Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 98.2%
Revenue Bonds – 31.3%
Continuing Care Retirement Communities – 1.4%
Clackamas County Hospital Facilities Authority, Mary's Woods, Series A, Callable 05/15/09 @ 102 6.125%, 05/15/13	$1,000	$1,054
Oregon State Health, Housing, Educational & Cultural Facilities Authority, Oregon Baptist Retirement Homes, Callable 11/15/05 @ 104 8.000%, 11/15/26	900	933
		1,987
Economic Development – 1.0%
Port Morrow, Callable until 05/31/15 @ 100 6.250%, 06/01/15	1,500	1,501
Education – 6.2%
Forest Grove Campus Improvement, Pacific University Project, Series A, Callable 05/01/15 @ 100 (RAAI) 5.000%, 05/01/22	1,375	1,429
Multnomah County Educational Facilities, University of Portland, Callable 04/01/07 @ 102 (AMBAC) 5.750%, 04/01/10	2,245	2,373
5.700%, 04/01/15	1,000	1,063
Oregon State Facilities Authority, Linfield College Project, Series A, Callable 10/01/15 @ 100 5.000%, 10/01/25	1,000	1,016
Oregon State Health, Housing, Educational & Cultural Facilities Authority, George Fox University, Series A, Pre-refunded 03/01/07 @ 102 (BA) 5.400%, 03/01/09 (a)	395	416
5.450%, 03/01/10 (a)	415	437
Oregon State Health, Housing, Educational & Cultural Facilities Authority, Reed College, Series A, Callable 07/01/06 @ 102 5.375%, 07/01/15	2,000	2,059
		8,793
Healthcare – 5.7%
Clackamas County Hospital Facilities Authority, Legacy Health Systems, Callable 08/15/09 @ 101 5.250%, 02/15/11	2,000	2,133
5.375%, 02/15/12	1,000	1,062
Medford Hospital Facilities Authority, Asante Health Systems, Callable 08/15/08 @ 101 (MBIA) 5.250%, 08/15/11	1,000	1,057
5.375%, 08/15/12	1,000	1,061
Multnomah County Hospital Facilities Authority, Providence Health Systems, Callable 10/01/14 @ 100 5.250%, 10/01/22	1,000	1,073
Salem Hospital Facilities Authority, Callable 08/15/08 @ 101 5.250%, 08/15/14	1,000	1,049

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Umatilla County Hospital Facilities Authority, Catholic Health Initiatives, Series A 5.000%, 03/01/12	$690	$738
		8,173
Housing – 0.6%
Oregon State Housing & Community Services, Series A, Callable until 06/30/06 @ 101 6.400%, 07/01/18	280	283
Oregon State Housing & Community Services, Series A, Callable 07/01/06 @ 102 6.000%, 07/01/16	25	26
Oregon State Housing & Community Services, Series E, Callable 01/01/10 @ 100 (FHA) 5.750%, 07/01/13	410	412
Portland Housing Authority, New Market West Project (LOC: Wells Fargo Bank N.A.) 2.760%, 04/01/34 (b)	150	150
		871
Recreational Facility Authority – 0.8%
Portland Urban Renewal & Redevelopment, Convention Center, Series A, Callable 06/15/10 @ 101 (AMBAC) 5.750%, 06/15/15	1,000	1,109
Tax Revenue – 1.9%
Medford Urban Renewal Agency, Callable 01/01/13 @ 101 4.500%, 06/01/13	1,010	1,049
Oregon State Department of Administrative Services Lottery, Series A, Callable 04/01/10 @ 100 (FSA) 5.000%, 04/01/12	1,050	1,117
Tri-County Metropolitan Transportation District, Series 1 (MGT) 4.900%, 06/01/09	500	524
		2,690
Transportation – 5.8%
Oregon State Department of Transportation, Highway User Tax, Series A, Callable 11/15/14 @ 100 5.000%, 11/15/24	1,325	1,401
Oregon State Department of Transportation, Highway User Tax, Pre-refunded 11/15/10 @ 100 5.125%, 11/15/14 (a)	2,260	2,453
Oregon State Department of Transportation, Highway User Tax, Series A, Pre-refunded 11/15/12 @ 100 5.500%, 11/15/16 (a)	1,000	1,119
Port Portland Airport, Series 12-A, Callable 01/01/09 @ 101 (FGIC) 5.250%, 07/01/11	1,165	1,237
5.250%, 07/01/12	2,000	2,119
		8,329
Utilities – 7.9%
Eugene Electric Utilities, Callable 08/01/06 @ 100 (FSA) 5.375%, 08/01/11	1,195	1,218
Eugene Electric Utilities, Callable 08/01/07 @ 100 (FSA) 5.000%, 08/01/11	1,305	1,347

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Eugene Electric Utilities, Callable 08/01/08 @ 100 (FSA) 4.800%, 08/01/13	$690	$715
Port of St. Helens Pollution Control, Portland General Electric 4.800%, 04/01/10	2,450	2,497
4.800%, 06/01/10	400	408
Tualatin Valley Water District, Pre-refunded 06/01/08 @ 100 (FSA) 5.000%, 06/01/12 (a)	1,000	1,043
Washington County Clean Water Services (MBIA) 5.000%, 10/01/14	1,000	1,095
Washington County Clean Water Services, Callable 10/01/11 @ 100 (FGIC) 5.125%, 10/01/14	1,790	1,934
Washington County Unified Sewer Agency, Series 1 (FGIC) 5.750%, 10/01/08	1,000	1,075
		11,332
Total Revenue Bonds		44,785
General Obligations – 61.6%
Chemeketa Community College District, Escrowed to Maturity (FGIC) 5.500%, 06/01/13 (c)	2,170	2,437
Clackamas & Washington Counties School District #3, Linn-Wilsonville District, Series A, Zero Coupon Bond (FGIC) 4.415%, 06/15/15 (d)	4,000	2,649
Clackamas County School District #7, Lake Oswego, Pre-refunded 06/01/11 @ 100 5.500%, 06/01/12 (a)	1,240	1,373
Clackamas County School District #7J, Lake Oswego, (FSA) 5.250%, 06/01/17	2,000	2,233
Clackamas County School District #86, Canby, Callable 06/15/15 @ 100 (FSA) 5.000%, 06/15/24	1,500	1,592
Clackamas County School District #86, Canby, Pre-refunded 06/15/10 @ 100 (SBG) 5.500%, 06/15/15 (a)	1,835	2,011
Columbia County School District #502, Zero Coupon Bond (FGIC) 3.900%, 06/01/12 (d)	1,530	1,188
5.000%, 06/01/16 (d)	1,000	638
Deschutes & Jefferson Counties School District #2, Pre-refunded 06/15/11 @ 100 5.500%, 06/15/14 (a)	1,725	1,911
Deschutes & Jefferson Counties School District #2-J, Redmond, Series A (FGIC) (SBG) 5.000%, 06/15/13	1,250	1,361
Deschutes & Jefferson Counties School District #2-J, Redmond, Series B, Zero Coupon Bond (FGIC) (SBG) 5.090%, 06/15/21 (d)	1,000	495
Deschutes County, Callable 12/01/12 @ 100 (FSA) 5.000%, 12/01/14	1,755	1,900
Eugene Public Safety Facilities, Callable 06/01/06 @ 100 (FGIC) 5.700%, 06/01/16	1,295	1,318
Hood River County School District, Callable 06/15/11 @ 100 (SBG) 5.250%, 06/15/16	1,030	1,116

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Jackson County School District #6, Central Point, Callable 06/15/14 @ 100 (FSA) (SBG) 5.250%, 06/15/16	$1,140	$1,258
Jackson County School District #549, Medford (SBG) 5.000%, 06/15/12	2,000	2,169
Josephine County Unit School District Three Rivers (FGIC) (SBG) 5.000%, 12/15/17	1,000	1,094
Lake Oswego (MBIA) 5.250%, 06/01/13	1,035	1,144
Lane & Douglas Counties School District #97-J (FGIC) (SBG) 5.375%, 06/15/16	1,235	1,392
Lane County School District #4, Eugene (FGIC) 5.000%, 07/01/11	1,785	1,931
Lane County School District #40, Creswell, Callable 06/15/10 @ 100 (SBG) 5.000%, 06/15/11	1,120	1,195
Lane County School District #52, Bethel, Pre-refunded 06/15/10 @ 100 (SBG) 5.350%, 06/15/11 (a)	1,285	1,400
Linn Benton Community College District, Zero Coupon Bond (FGIC) (SBG) 4.000%, 06/15/08 (d)	985	903
4.210%, 06/15/09 (d)	1,000	884
Linn County Community School District, Pre-refunded 06/15/13 @ 100 (FGIC) (SBG) 5.550%, 06/15/21 (a)	1,000	1,128
Marion & Polk Counties School District #7-J, Silverton, Callable until 05/31/06 @ 100.50 (FSA) 5.600%, 06/01/06	860	868
Marion County School District #103C Woodburn, Series B, Zero Coupon Bond (FGIC) 3.700%, 11/01/11 (d)	2,210	1,764
McMinnville School District #40 (FSA) 5.500%, 06/15/12	620	692
5.500%, 06/15/13	1,000	1,119
Metro, Callable 09/01/10 @ 102 5.250%, 09/01/14	1,000	1,097
Morrow County School District #1 (FSA) (SBG) 5.000%, 06/15/14	1,155	1,259
Multnomah County, Series A, Pre-refunded 04/01/10 @ 100 5.000%, 04/01/11 (a)	1,000	1,071
5.125%, 04/01/13 (a)	2,445	2,632
Multnomah County School District #7, Reynolds, Callable 06/01/10 @ 100 (MBIA) 5.000%, 06/01/21	1,545	1,623
Multnomah County School District #7, Reynolds, Pre-refunded 06/15/11 @ 100 (SBG) 5.625%, 06/15/15 (a)	1,000	1,114
Multnomah County School District #40, Callable 12/01/15 @ 100 (FSA) 4.000%, 12/01/18	1,970	1,958
Multnomah-Clackamas County School District #10, Gresham-Barlow, Pre-refunded 06/15/11 @ 100 (FSA) (SBG) 5.500%, 06/15/13 (a)	1,780	1,972
Multnomah-Clackamas County School District #10JT, Gresham-Barlow, (FSA) (SBG) 5.250%, 06/15/17	1,000	1,117

Oregon Intermediate Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Multnomah-Clackamas County School District #28-302, Centennial, Pre-refunded 06/15/11 @ 100 (FGIC) (SBG) 5.500%, 06/15/14 (a)	$1,500	$1,662
Oregon State, Series 73F, (LOC: Bayerische Landesbank) 2.750%, 12/01/17 (b)	300	300
Oregon State Board of Higher Education, Series A, Pre-refunded 08/01/09 @ 101 5.500%, 08/01/15 (a)	1,255	1,365
Oregon State Pollution Control, Series A, Callable 11/01/07 @ 100 4.875%, 11/01/11	455	470
Portland Community College Services, Pre-refunded 06/01/11 @ 100 5.375%, 06/01/15 (a)	1,375	1,514
Portland Emergency Facilities, Series A, Callable 06/01/09 @ 100 5.000%, 06/01/12	1,060	1,119
Puerto Rico Public Buildings Authority, Series J, Callable 07/01/12 @ 100 (AMBAC) (COMGTY) 5.000%, 07/01/36	1,000	1,083
Rogue Community College District, Callable 06/15/15 @ 100 (MBIA) (SBG) 5.000%, 06/15/22	1,000	1,066
Salem-Keizer School District #24-J, Callable 06/01/08 @ 100 (FSA) 5.100%, 06/01/12	2,000	2,092
Salem-Keizer School District #24-J, Pre-refunded 06/01/09 @ 100 (SBG) 5.250%, 06/01/12 (a)	1,000	1,071
Tri-County Metropolitan Transportation District, Light Rail Extension, Series A, Callable 07/01/09 @ 101 5.250%, 07/01/10	1,115	1,200
5.250%, 07/01/12	1,000	1,074
Tualatin Hills Park & Recreation District (FGIC) 5.750%, 03/01/13	870	988
Umatilla County School District #016-R, Pendleton (FGIC) 5.000%, 07/01/11	1,000	1,082
5.250%, 07/01/14	1,540	1,712
Wasco County School District #12 5.500%, 06/15/14	1,080	1,219
Washington, Multnomah & Yamhill Counties School District #1-J 5.000%, 11/01/14	1,000	1,095
Washington, Multnomah & Yamhill Counties School District #1-J (FGIC) 5.250%, 06/15/14	1,115	1,238
Washington, Multnomah & Yamhill Counties School District #1-J, Pre-refunded 06/01/09 @ 100 5.250%, 06/01/12 (a)	1,185	1,258
Washington & Clackamas Counties School District #23-J, Tigard (FGIC) 5.250%, 06/01/11	1,335	1,459
5.500%, 06/01/13	1,000	1,122
Washington & Clackamas Counties School District #23-J, Tigard, Zero Coupon Bond 5.820%, 06/15/14 (d)	1,030	720
Washington County, Callable 06/01/11 @ 100 5.500%, 06/01/14	2,305	2,538

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Oregon Intermediate Tax Free Fund (concluded)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Washington County School District #48-J, Beaverton, Pre-refunded 08/01/08 @ 100 5.250%, 08/01/10 (a)	$2,000	$2,115
Wilsonville, Callable 06/01/08 @ 100 5.000%, 12/01/10	255	256
Yamhill County School District #29-J, Newberg (FGIC) (SBG) 5.250%, 06/15/15	2,010	2,242
Total General Obligations		88,066
Certificates of Participation – 5.3%
Multnomah County, Callable 08/01/08 @ 101 (MLO) 4.750%, 08/01/11	1,685	1,759
Multnomah County, Pre-refunded 08/01/08 @ 101 4.750%, 08/01/11 (a)	515	542
Oregon State Department of Administrative Services, Series A, Callable 05/01/09 @ 101 (AMBAC) (MLO) 5.000%, 05/01/14	1,240	1,318
Oregon State Department of Administrative Services, Series A, Callable 05/01/13 @ 100 (FSA) 5.000%, 05/01/14	1,200	1,296
Oregon State Department of Administrative Services, Series B, Callable 11/01/07 @ 101 (AMBAC) (MLO) 5.000%, 11/01/11	840	878
Oregon State Department of Administrative Services, Series B, Callable 05/01/14 @ 100 (FSA) 5.000%, 05/01/18	1,680	1,802
Total Certificates of Participation		7,595
Total Municipal Bonds (Cost $135,287)		140,446
Affiliated Money Market Fund – 0.5%
First American Tax Free Obligations Fund, Class Z (e) (Cost $643)	642,629	643
Total Investments – 98.7% (Cost $135,930)		141,089
Other Assets and Liabilities, Net – 1.3%		1,880
Total Net Assets – 100.0%		$142,969

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(c)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(d)  The rate shown is the effective yield at the time of purchase.

(e)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation
BA – Bank of America
COMGTY – Commonwealth Guaranty
FGIC – Financial Guaranty Insurance Corporation
FHA – Federal Housing Authority
FSA – Financial Security Assurance
LOC – Letter of Credit
MBIA – Municipal Bond Insurance Association
MGT – Morgan Guaranty Trust
MLO – Municipal Lease Obligation
RAAI – Radian Asset Assurance Inc.
SBG – School Board Guaranty

Short Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 99.5%
Alabama – 2.4%
Foley Utilities Board, Escrowed to Maturity, Callable 03/01/06 @ 100 (RB) 6.000%, 03/01/07 (a)	$1,500	$1,562
Homewood Warrant, Sewer 7, Escrowed to Maturity, Callable until 02/28/07 @ 100 6.125%, 03/01/07 (a)	1,340	1,398
Jefferson County Limited Obligation School Warrant, Series A (RB) 5.000%, 01/01/08	3,500	3,616
Mobile Warrant, Escrowed to Maturity, Callable until 02/14/07 @ 100 (GO) 6.200%, 02/15/07 (a)	1,280	1,334
		7,910
Arizona – 6.6%
Arizona State Funding Program, Series 15, Escrowed to Maturity (COP) 8.750%, 08/01/06 (a)	2,115	2,215
8.750%, 08/01/06 (a)	1,410	1,477
Glendale Industrial Development Authority (RB) 4.250%, 05/15/08	1,240	1,262
Maricopa County Hospital, Sun Health Corp. (RB) 5.000%, 04/01/11	3,815	3,997
Salt River Project, Agricultural Improvement & Power District (RB) 5.000%, 12/01/09	5,500	5,863
Scottsdale Water & Sewer, Project of 1989, Series E (RB) 7.000%, 07/01/08	1,370	1,506
Tempe Industrial Development Authority, Series A (RB) 4.500%, 12/01/06	1,000	1,004
University Medical Center (PUFG) (RB) 5.000%, 07/01/07	300	308
5.000%, 07/01/08	700	727
5.000%, 07/01/09	500	523
Yavapai County Industrial Development Authority, Waste Management Project, Series A-1, Mandatory Put 03/01/06 @ 100 (AMT) (GTY) (RB) 3.650%, 03/01/28	3,100	3,102
		21,984
California – 3.9%
California State (GO) 5.000%, 02/01/08	5,000	5,206
5.000%, 02/01/08	1,000	1,041
California State Public Works Board, Series A (RB) 5.000%, 06/01/09	3,900	4,114
California Statewide Community Development Authority, Daughters of Charity Health (RB) 5.000%, 07/01/09	500	521
Contra Costa Transportation Authority, Series A, Escrowed to Maturity, Callable until 02/28/07 @ 100 (RB) 6.875%, 03/01/07 (a)	2,065	2,131
		13,013
Colorado – 1.8%
Colorado Health Facilities Authority, Covenant Retirement Communities (RB) 4.500%, 12/01/09	500	511

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Colorado Health Facilities Authority, Vail Valley Medical Center Project (RB) 4.000%, 01/15/07	$500	$503
Denver City & County Airport, Series E (AMT) (RB) (XLCA) 5.000%, 11/15/07	5,000	5,165
		6,179
Florida – 1.0%
Escambia County Health Facilities Authority, Ascension Health Credit, Series A (RB) 5.000%, 11/15/06	815	833
Highlands County Health Facilities Authority, The Adventist Health System, Series B (RB) 3.750%, 11/15/06	2,605	2,621
		3,454
Georgia – 0.7%
Cartersville Development Authority, Sewer Facilities, Anheuser Busch (AMT) (RB) 5.625%, 05/01/09	2,075	2,208
Idaho – 0.5%
Idaho Falls, Escrowed to Maturity, Callable 10/01/05 @ 100 (RB) 10.250%, 04/01/06 (a)	375	388
Idaho Falls, Pre-refunded 04/01/07 @ 100, Callable 10/01/05 @ 100 (RB) 10.375%, 04/01/13 (b)	1,075	1,185
		1,573
Illinois – 7.8%
Champaign County Community Unit School District #4 (GO) 8.300%, 01/01/07	1,120	1,190
Chicago O'Hare International Airport, 2nd Lien, Passenger Facilities, Series C (MBIA) (RB) 5.750%, 01/01/09	1,000	1,076
Chicago Sales Tax Revenue (RB) 5.000%, 01/01/11	3,165	3,400
Cook County Community High School District #218, Partially Escrowed to Maturity, Zero Coupon Bond (FSA) (GO) 2.630%, 12/01/05 (a) (c)	1,760	1,752
Cook County Consolidated High School District #200, Oak Park, Zero Coupon Bond (FSA) (GO) 2.070%, 12/01/05 (c)	2,265	2,254
Cook County High School District #209, Proviso Township (FSA) (GO) 2.650%, 12/01/08 (d)	1,485	1,395
Illinois Development Finance Authority, People's Gas, Light & Coke, Series B, Mandatory Put 02/01/08 @ 100 (AMBAC) (RB) 3.050%, 02/01/33 (e)	3,000	2,978
Illinois Educational Facilities Authority, The Art Institute of Chicago, Mandatory Put 03/01/08 @ 100 (RB) 3.100%, 03/01/34	2,000	1,985
Illinois Finance Authority, DePaul University, Series A (RB) 5.000%, 10/01/07	1,000	1,031
5.000%, 10/01/09	1,000	1,052
5.000%, 10/01/09	1,355	1,426
Illinois Health Facilities Authority, Covenant Retirement Communities, Series A (RAAI) (RB) 3.375%, 12/01/06	1,365	1,367

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Illinois Health Facilities Authority, University of Chicago, Hospital & Health (MBIA) (RB) 5.000%, 08/15/07	$1,000	$1,034
Illinois State Toll Highway Authority, Pre-refunded 07/01/06 @ 100, Callable until 12/31/09 @ 100 (RB) 6.750%, 01/01/10 (b)	10	10
Lake County Community Unit School District #60, Waukegan, Series A (FSA) (GO) 6.000%, 12/01/05	1,115	1,121
Lake County School District #112, Highland Park (GO) 9.000%, 12/01/06	1,655	1,765
9.000%, 12/01/07	1,000	1,119
		25,955
Indiana – 3.2%
Gary Sanitation District, Special Tax District (GO) (RAAI) 3.500%, 02/01/07	1,105	1,108
Indiana Health Facility Financing Authority, Ascension Health Credit (RB) 5.000%, 05/01/09	7,000	7,363
Indiana State Development Finance Authority, Waste Management Income Project, Mandatory Put 10/01/05 @ 100 (AMT) (RB) 2.700%, 10/01/31	1,000	1,000
New Albany & Floyd County School Building (FSA) (RB) 5.000%, 01/15/10	1,310	1,394
		10,865
Iowa – 0.1%
Scott County, Ridgecrest Village (RB) 4.000%, 11/15/06	500	498
Kansas – 0.4%
Augusta Electric Generating & Distribution System, Escrowed to Maturity, Callable 11/15/05 @ 100 (RB) 6.700%, 11/15/07 (a)	1,440	1,473
Kentucky – 0.2%
Kentucky State Turnpike Authority, Escrowed to Maturity, Callable until 06/30/07 @ 100 (RB) 6.125%, 07/01/07 (a)	225	233
Owensboro Electric, Light & Power, Escrowed to Maturity, Callable 01/01/06 @ 100 (RB) 6.850%, 01/01/08 (a)	445	464
		697
Louisiana – 3.5%
Louisiana State Health & Education Authority, Lambeth House Project, Pre-refunded 10/01/06 @ 102 (RB) 9.000%, 10/01/26 (b)	1,000	1,078
Louisiana State, Series A (GO) 5.000%, 08/01/09	8,000	8,453
Tangipahoa Parish Hospital Service District #1, North Oaks Medical Center Project (RB) 5.000%, 02/01/11	2,035	2,107
		11,638

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Massachusetts – 2.2%
Massachusetts State, Series C (GO) 5.000%, 09/01/09 (f)	$4,000	$4,253
Massachusetts State, Series E (GO) 5.500%, 01/01/09	3,000	3,210
		7,463
Michigan – 4.7%
Michigan Municipal Bond Authority, Series A, Escrowed to Maturity (RB) 6.150%, 10/01/05 (a)	1,500	1,500
Michigan State Hospital Finance Authority, Genesys Health System, Series A, Pre-refunded 10/01/05 @ 100 (RB) 7.500%, 10/01/27 (b)	6,620	6,621
Michigan State Hospital Finance Authority, Harper-Grace Hospital, Escrowed to Maturity, Callable until 04/30/09 @ 100 (RB) 7.125%, 05/01/09 (a)	320	343
Michigan State Hospital Finance Authority, Henry Ford Health System, Series A (RB) 5.000%, 03/01/06	1,000	1,008
Michigan State Hospital Finance Authority, Marquette General Hospital Obligated Group (RB) 5.000%, 05/15/10	1,205	1,260
5.000%, 05/15/11	1,000	1,047
Michigan State Hospital Finance Authority, Oakwood Obligated Group (RB) 5.000%, 11/01/06	1,000	1,019
Michigan State Strategic Fund, Dow-Chemical Project, Mandatory Put 06/01/06 @ 100 (RB) 3.800%, 06/01/14 (e)	1,800	1,805
Michigan Strategic Fund Limited Obligation, Ford Motor Company Project, Series A (RB) 7.100%, 02/01/06	1,085	1,087
		15,690
Minnesota – 5.9%
Hennepin County, Series A (GO) (SPA) 2.610%, 12/01/25 (e)	1,800	1,800
Hennepin County Housing & Redevelopment Authority, Loring Park Apartments, Callable 08/15/06 @ 102.50, Mandatory Put 02/15/09 @ 100 (AMT) (FNMA) (RB) 3.050%, 06/15/34 (e)	2,000	1,971
Minneapolis Children's Theatre Project, Callable until 09/30/33 @ 100 (RB) 2.710%, 10/01/33 (e)	2,000	2,000
Minneapolis Convention Center (GO) (SPA) 2.610%, 12/01/18 (e)	1,000	1,000
Minneapolis Convention Center, Series A (GO) (SPA) 2.610%, 12/01/14 (e)	1,000	1,000
Minneapolis Guthrie Parking Ramp, Callable until 11/30/28 @ 100 (GO) (SPA) 2.610%, 12/01/28 (e)	300	300
Minneapolis Healthcare System, Allina Health System, Series A (RB) 5.000%, 11/15/06	1,895	1,932
Minneapolis Healthcare System, Fairview Health Services, Series B (AMBAC) (RB) (SPA) 2.760%, 11/15/29 (e)	400	400

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Minneapolis Housing, One Ten Grant Project (FNMA) (RB) 2.610%, 09/01/08 (e)	$500	$500
Minneapolis Library (GO) 2.610%, 12/01/32 (e)	1,200	1,200
Minneapolis Multifamily Housing, Headwigs Assisted Living Project (RB) 2.710%, 12/01/27 (e)	400	400
Minnesota Municipal Power Agency (RB) 4.500%, 10/01/10	1,000	1,044
Minnesota State Higher Education Facilities Authority, Carleton College, Series 5-G (RB) (SPA) 2.610%, 11/01/29 (e)	950	950
Minnesota State Higher Education Facilities Authority, Series 4S, Mandatory Put 04/01/08 @ 100 (RB) 4.600%, 04/01/28 (e)	1,200	1,234
Minnesota State Higher Education Facilities Authority, St. Catherine College, Series 5-N2 (RB) (VRDO) 2.710%, 10/01/32 (e)	900	900
Monticello, Big Lake Community Hospital District, Series C (RB) 4.250%, 12/01/07	1,275	1,273
Northwestern Mutual Life Insurance Co. Tax-Exempt Mortgage Trust #1 (RB) 7.605%, 02/15/09 (e)	23	23
St. Cloud Infrastructure Management (GO) (VRDO) 2.660%, 02/01/16 (e)	400	400
St. Paul Housing & Redevelopment Authority, Cretin-Derham Project (RB) (VRDO) 2.760%, 02/01/26 (e)	300	300
St. Paul Port Authority Lease Revenue, Healtheast Midway Campus (RB) 5.000%, 05/01/10	700	706
University of Minnesota, Series A, (RB) (SPA) 2.820%, 01/01/34 (e)	400	400
		19,733
Mississippi – 1.0%
Mississippi State, Escrowed to Maturity (GO) 6.200%, 02/01/08 (a)	3,025	3,205
Missouri – 1.4%
Boone County Hospital (RB) 5.000%, 08/01/06	1,615	1,639
Little Blue Valley Sewer District, Escrowed to Maturity, Callable until 09/30/07 @ 100 (RB) 5.500%, 10/01/07 (a)	1,000	1,048
Missouri State Development Finance Board, Branson, Series A (RB) 5.000%, 12/01/05	1,000	1,003
St. Louis International Airport, Series A (FSA) (RB) 5.000%, 07/01/07	1,100	1,137
		4,827
Nebraska – 1.3%
Douglas County Hospital Authority #002, Nebraska Medical Center (GTY) (RB) 5.000%, 11/15/07	1,000	1,034
5.000%, 11/15/08	1,000	1,044
Nebraska Investment Finance Authority, Catholic Health Initiatives, Series A (RB) 5.500%, 12/01/07	2,000	2,094
		4,172

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Nevada – 1.8%
Clark County Pollution Control, Series A, Mandatory Put 03/02/09 @ 100 (AMT) (RB) 3.250%, 06/01/31 (e)	$3,000	$2,942
Clark County Pollution Control, Series C, Mandatory Put 03/02/09 @ 100 (AMT) (RB) 3.250%, 06/01/31 (e)	3,000	2,942
		5,884
New Jersey – 5.3%
New Jersey Economic Development Authority, Arbor Glen Project, Series A, Pre-refunded 05/15/06 @ 102 (RB) 8.000%, 05/15/12 (b)	1,820	1,906
New Jersey Economic Development Authority, Cigarette Tax (RB) 5.000%, 06/15/07	2,000	2,051
New Jersey Economic Development Authority, School Facilities Construction, Series O (RB) 5.000%, 03/01/09	3,000	3,162
New Jersey Healthcare Facilities Financing Authority, Capital Health Systems, Series A (RB) 5.000%, 07/01/07	2,465	2,523
5.000%, 07/01/08	1,585	1,636
New Jersey State Transportation System, Series C (RB) 5.000%, 06/15/09	3,490	3,685
New Jersey State Turnpike Authority, Escrowed to Maturity (RB) 6.750%, 01/01/09 (a)	2,585	2,607
		17,570
New Mexico – 1.5%
Gallup Pollution Control, Tri-state Generation (AMBAC) (RB) 5.000%, 08/15/10	1,910	2,035
Sandoval County Incentive Payment, Escrowed to Maturity (RB) 4.250%, 12/01/06 (a)	3,000	3,047
		5,082
New York – 7.4%
Monroe County Airport Authority, Greater Rochester International (AMT) (MBIA) (RB) 5.000%, 01/01/09	1,175	1,228
New York, Series G (GO) 5.000%, 08/01/08	1,615	1,697
New York, Series H (GO) 4.000%, 08/01/08	1,675	1,715
New York, Series O (GO) 5.000%, 06/01/09	11,960	12,649
New York State Dormitory Authority, Mental Health, Series F-1 (RB) 5.000%, 02/15/07	2,000	2,050
New York State Dormitory Authority, Rochester General Hospital (RB) 5.000%, 12/01/10	1,970	2,096
Port Authority of New York & New Jersey (AMT) (RB) 5.000%, 07/15/07	3,125	3,222
		24,657
North Carolina – 2.4%
North Carolina Medical Care Commission, Health Care Facilities, Series A (RB) 2.500%, 11/01/07	1,000	982

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
North Carolina Medical Care Commission, Novant Health Obligated Group, Series A (RB) 5.000%, 11/01/07	$5,325	$5,519
University North Carolina Chapel Hill, University Hospital, Series A (RB) 5.000%, 02/01/10	1,060	1,119
5.000%, 02/01/11	500	531
		8,151
Ohio – 1.8%
Allen County Economic Development, Young Men's Christian Association, Mandatory Put 04/14/08 @ 100 (RB) 3.000%, 04/15/18 (e)	5,000	4,956
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project (RB) 3.000%, 12/01/06	1,090	1,086
		6,042
Oklahoma – 0.7%
Oklahoma Development Finance Authority, Conocophillips Company Project, Mandatory Put 12/01/05 @ 100 (AMT) (GTY) (RB) (VRDO) 2.420%, 12/01/38 (e)	1,000	999
Ponca City Utility Authority, Escrowed to Maturity, Callable until 06/30/08 @ 100 (RB) 6.000%, 07/01/08 (a)	1,110	1,195
		2,194
Pennsylvania – 2.8%
Chartiers Valley Industrial & Commercial Development Authority, Friendship Village South, Series A (RB) 3.150%, 08/15/06	400	398
3.450%, 08/15/07	300	297
Hampden Township Sewer Authority, Escrowed to Maturity, Callable until 03/31/07 @ 100 (RB) 6.150%, 04/01/07 (a)	905	934
Pennsylvania Higher Education Facilities Authority, University of Pennsylvania, Health Systems, Series B (RB) 5.000%, 08/15/08	5,000	5,200
Pittsburgh, Series A (GO) (MBIA) 5.000%, 09/01/09	1,515	1,607
Ringgold School District Authority, Escrowed to Maturity, Callable until 01/14/08 @ 100 (RB) 6.700%, 01/15/08 (a)	995	1,047
		9,483
Puerto Rico – 3.9%
Puerto Rico Commonwealth, Highway Transportation Authority, Series AA (RB) 5.000%, 07/01/07	7,200	7,424
Puerto Rico Commonwealth, Series C, Mandatory Put 07/01/08 @ 100 (GO) 5.000%, 07/01/18 (e)	4,250	4,419
Puerto Rico Electric Power Authority, Series 00 (RB) 4.000%, 07/01/07	1,000	1,014
		12,857
Rhode Island – 0.6%
Rhode Island Housing & Mortgage Financial, Homeowner Opportunity, Series 50-C (AMT) (RB) 4.000%, 04/01/08	2,070	2,097

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
South Carolina – 2.8%
Charleston County Hospital Facilities, Carealliance Health Services, Series A (RB) 5.000%, 08/15/06	$2,210	$2,243
5.000%, 08/15/07	700	720
Piedmont Municipal Power Agency, Subseries B-3 (AMBAC) (RB) (VRDO) 2.720%, 01/01/34	1,000	1,000
Richland-Lexington Columbia Apartments (AMT) (CIFG) (RB) 4.000%, 01/01/07 (f)	670	677
4.000%, 01/01/08 (f)	700	710
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C (RB) 4.500%, 08/01/06	660	665
South Carolina State Ports Authority (AMT) (FSA) (RB) 5.500%, 07/01/07	3,330	3,465
		9,480
South Dakota – 0.5%
Sioux Falls Health Facilities, Dow Rummel Village Project, Series B, Mandatory Put 11/15/07 @ 100, Callable 11/15/07 @ 100 (RB) 4.750%, 11/15/33	1,675	1,678
Tennessee – 0.5%
Sullivan County Health Educational & Housing Facilities, Wellmont Health Systems Project (RB) 4.500%, 09/01/06	1,500	1,509
Texas – 13.7%
Brazos River Authority, Utilities Electric Co., Series B, Mandatory Put 06/19/06 @ 100 (AMT) (RB) 5.050%, 06/01/30 (e)	1,730	1,746
Donna Independent School District (GO) 4.000%, 02/15/11	1,505	1,542
Gulf Coast Waste Disposal Authority, Series C, Mandatory Put 05/01/06 @ 100 (AMT) (RB) 3.200%, 05/01/28	4,000	3,991
Houston Health Facilities Development, Buckingham Senior Living Community, Series A, Callable 02/15/09 @ 100 (RB) 4.900%, 02/15/10	1,020	1,023
Jefferson County Health Facilities Development Authority, Baptist Hospitals (AMBAC) (FHA) (RB) 4.200%, 08/15/07	1,450	1,475
Laredo Independent School District (GO) (PSFG) 6.750%, 08/01/08	2,150	2,352
Lubbock Health Facilities Development, St. Joseph Health Systems (FSA) (RB) 5.000%, 07/01/07	7,100	7,322
North Central Taxes Health Facility Development, Baylor Health Care Systems Project (RB) 5.500%, 05/15/06	3,500	3,549
5.500%, 05/15/07	1,000	1,033
Northside Independent School District, Series B, Callable 02/01/06 @ 100, Mandatory Put 08/01/06 @ 100 (GO) (PSFG) 2.450%, 08/01/33 (e)	6,600	6,547
Pflugerville Independent School District (GO) 5.000%, 08/15/09	1,595	1,692

Short Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Richardson Hospital Authority (RB) 4.000%, 12/01/06	$1,165	$1,172
5.000%, 12/01/07	1,230	1,265
Southeast Hospital Financing Agency, Memorial Hospital System Project, Escrowed to Maturity, Callable until 11/30/08 @ 100 (RB) 8.500%, 12/01/08 (a)	670	724
Tarrant Regional Water District (FSA) (RB) 5.000%, 03/01/08	2,275	2,372
Texas State Turnpike Authority (RB) 5.000%, 06/01/08	7,000	7,325
Tyler Health Facilities Development, Mother Frances Hospital (RB) 5.000%, 07/01/07	575	590
		45,720
Utah – 0.6%
Utah State Board, University of Utah Hospital, Series A (MBIA) (RB) 5.000%, 08/01/09	1,855	1,962
Virgin Islands – 0.5%
Virgin Islands Public Finance Authority (RB) 4.000%, 10/01/05	1,500	1,500
Virginia – 0.7%
Chesapeake Hospital Authority, Chesapeake General Hospital, Series A (RB) 5.000%, 07/01/07	2,300	2,354
Washington – 1.1%
Portland & Seattle Intermediate Lien, Series A (RB) 5.000%, 03/01/10	2,000	2,137
Washington State Housing Finance Commission, Presbyterian Ministries, Series A, Pre-refunded 07/01/06 @ 102 (RB) 6.850%, 07/01/21 (b)	1,390	1,458
		3,595
West Virginia – 0.9%
Putnam County Pollution Control, Appalachian Power Company Project, Series E, Mandatory Put 11/01/06 @ 100 (RB) 2.800%, 05/01/19 (e)	3,000	2,963
Wisconsin – 1.4%
Wisconsin State Health & Educational Facilities Authority, Children's Hospital of Wisconsin, Series A (RB) 4.500%, 08/15/08	1,500	1,547
Wisconsin State Health & Educational Facilities Authority, Froedert & Community Health, Series A (RB) 5.000%, 04/01/10	1,000	1,060
Wisconsin State Health & Educational Facilities Authority, Gundersen Lutheran, Series A (FSA) (RB) 5.000%, 02/15/08	1,000	1,040
Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services, Series A (RB) 5.000%, 08/15/07	1,000	1,030
		4,677
Total Municipal Bonds (Cost $332,791)		331,992

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Short Tax Free Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Affiliated Money Market Fund – 2.0%
First American Tax Free Obligations Fund, Class Z (g) (Cost $6,835)	6,835,071	$6,835
Total Investments – 101.5% (Cost $339,626)		338,827
Other Assets and Liabilities, Net – (1.5)%		(5,077)
Total Net Assets – 100.0%		$333,750

(a)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(b)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(c)  The rate shown is the effective yield at the time of purchase.

(d)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(e)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(f)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $5,636,221 or 1.7% of total net assets. See note 2 in Notes to Financial Statements.

(g)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $37,463,066, which represents 11.2% of net assets.

CIFG – CDC IXIS Financial Guaranty

COP – Certificate of Participation

FHA – Federal Housing Authority

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GO – General Obligation

GTY – Assured Guaranty

MBIA – Municipal Bond Insurance Association

PSFG – Permanent School Fund Guarantee

PUFG – Permanent University Fund Guarantee

RAAI – Radian Asset Assurance Inc.

RB – Revenue Bond

SPA – Standby Purchase Agreement

VRDO – Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate is based on specific, or an index of, market interest rates, and is subject to change periodically. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specific intervals not exceeding one year, on up to 30 days notice. Maturity date shown represents final maturity.

XLCA – XL Capital Assurance Inc.

Tax Free Fund

DESCRIPTION	PAR (000)	VALUE (000)
Municipal Bonds – 97.5%
Alabama – 0.9%
Bessemer Water Revenue, Callable 07/01/06 @ 102 (AMBAC) (RB) 5.750%, 07/01/16	$2,500	$2,598
Camden Industrial Development Board Weyerhauser Company, Series A, Callable 12/01/13 @ 100 (RB) 6.125%, 12/01/24	1,000	1,108
Camden Industrial Development Board Weyerhauser Company, Series B, Callable 12/01/13 @ 100 (AMT) (RB) 6.375%, 12/01/24	350	383
		4,089
Alaska – 1.9%
Alaska Energy Authority, Bradley Lake, Third Series (FSA) (RB) 6.000%, 07/01/10	1,000	1,112
6.000%, 07/01/11	4,040	4,551
Alaska State Housing Finance Corporation, Series A, Callable 06/01/07 @ 102 (MBIA) (RB) 5.900%, 12/01/19	695	723
Alaska State Housing Finance Corporation, Series A, Pre-refunded 12/01/05 @ 105 (MBIA) (RB) 5.700%, 12/01/11 (a)	505	518
Anchorage, Series B, Callable 07/01/12 @ 100 (MBIA) (GO) 5.000%, 07/01/22	2,000	2,112
		9,016
Arizona – 1.9%
Arizona Health Facilities Authority, The Terraces Project, Series A, Callable 11/15/13 @ 101 (RB) 7.500%, 11/15/23	3,000	3,373
Arizona State Transportation Board, Pre-refunded 07/01/09 @ 100 (RB) 6.000%, 07/01/12 (a)	3,830	4,206
Tempe Industrial Development Authority, Friendship Villiage Project, Series A (RB) 5.375%, 12/01/13	1,300	1,319
		8,898
Arkansas – 0.3%
Washington County Arkansas Hospital, Regional Medical Center, Series B, Callable 02/01/15 @ 100 (RB) 5.000%, 02/01/30	1,500	1,496
California – 7.5%
Alameda Corridor Transportation Authority, Series A, Zero Coupon Bond (AMBAC) (RB) 5.720%, 10/01/30 (b)	8,000	2,366
California State, Callable 04/01/09 @ 101 (GO) 4.750%, 04/01/22	500	507
California State, Callable 02/01/13 @ 100 (GO) 5.000%, 02/01/21	5,500	5,747
California State, Callable 02/01/14 @ 100 (GO) 5.000%, 02/01/33	2,000	2,066
California Pollution Control Filing Authority, Solid Waste Disposal Revenue, Waste Management Project, Series B, Callable 07/01/15 @ 101 (AMT) (GTY) (RB) 5.000%, 07/01/27	2,500	2,480

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
California State Department of Water, Series A, Callable 05/01/12 @ 101 (RB) 5.375%, 05/01/22	$4,500	$4,898
California State Public Works Board Mental Health-Coalinga, Series A, Callable 06/01/14 @ 100 (RB) 5.500%, 06/01/19	3,000	3,304
California Statewide Communities Development Authority, Los Angeles Jewish Home, Callable 11/01/13 @ 100 (CMI) (RB) 5.250%, 11/15/23	4,000	4,216
Chula Vista Industrial Development, San Diego Gas & Electric, Series A (AMT) (RB) 4.900%, 03/01/23	2,500	2,507
Golden State Tobacco Securitization, Series B, Pre-refunded 06/01/13 @ 100 (RB) 5.500%, 06/01/33 (a)	6,940	7,756
		35,847
Colorado – 4.4%
Antelope Water Systems General Improvement District, Callable 12/01/15 @ 100 (GO) 5.125%, 12/01/35	1,000	1,007
Colorado Housing & Finance Authority, Waste Disposal Management Income Project (AMT) (RB) 5.700%, 07/01/18	1,590	1,679
Colorado State Educational & Cultural Facilities Authority, Classical Academy Charter School Project, Pre-refunded 12/01/11 @ 100 (RB) 7.250%, 12/01/21 (a)	1,500	1,802
Colorado State Health Facilities Authority, Covenant Retirement Communities, Series B, Callable 12/01/12 @ 101 (RB) 6.125%, 12/01/33	1,150	1,229
Colorado State Health Facilities Authority, Evangelical Lutheran Health Facilities, Callable 10/01/12 @ 100 (RB) 5.900%, 10/01/27	2,500	2,691
Colorado State Health Facilities Authority, Parkview Medical Center, Callable 09/01/11 @ 100 (RB) 6.500%, 09/01/20	1,000	1,108
Colorado State Health Facilities Authority, Vail Valley Medical Center, Callable 01/15/12 @ 100 (RB) 5.800%, 01/15/27	1,500	1,582
E-470 Public Highway Authority, Capital Appreciation, Series A, Zero Coupon Bond (MBIA) (RB) 5.350%, 09/01/34 (b)	10,000	2,409
E 470 Public Highway Authority, Capital Appreciation, Series B, Zero Coupon Bond (MBIA) (RB) 5.110%, 09/01/26 (b)	5,385	1,957
La Junta Hospital, Arkansas Valley Medical Center Project, Callable 04/01/09 @ 101 (RB) 6.000%, 04/01/19	1,000	1,048
Montrose Memorial Hospital, Callable 12/01/13 @ 102 (RB) 6.000%, 12/01/28	1,000	1,039
6.000%, 12/01/33	1,000	1,032

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Northwest Parkway Public Highway Authority, Zero Coupon Bond (AMBAC) (RB) 6.290%, 06/15/29 (b)	$10,000	$2,624
		21,207
Florida – 2.8%
Capital Trust Agency, Fort Lauderdale Project, Callable 01/01/14 @ 101 (AMT) (RB) 5.750%, 01/01/32	1,000	1,008
Florida State Department of Transportation, Alligator Alley, Callable 07/01/07 @ 101 (FGIC) (RB) 5.125%, 07/01/13	1,280	1,334
Florida State Department of Transportation Right-of-Way, Callable 07/01/06 @ 101 (GO) 5.250%, 07/01/17	5,525	5,661
Palm Beach County, Park & Recreational Facilities, Pre-refunded 11/01/06 @ 102 (FSA) (RB) 5.250%, 11/01/16 (a)	5,000	5,206
		13,209
Georgia – 2.7%
Fulton County Developement Authority, Maxon Atlantic Station, Series A (AMT) (RB) 5.125%, 03/01/26	2,300	2,294
Fulton County Residential Care Facilities, Canterbury Court Project, Series A, Callable 02/15/14 @ 101 (RB) 6.125%, 02/15/26	1,500	1,560
6.125%, 02/15/34	2,500	2,561
Gainesville & Hall County Hospital Authority, Northeast Georgia Health Systems Project, Callable 05/15/11 @ 100 (RB) 5.500%, 05/15/31	5,000	5,165
Georgia Municipal Electric Authority Power, Series BB (MBIA) (RB) 5.250%, 01/01/25	1,000	1,128
		12,708
Hawaii – 1.8%
Hawaii State, Series CN, Pre-refunded 03/01/07 @ 102 (FGIC) (GO) 5.500%, 03/01/14 (a)	8,000	8,430
Illinois – 11.1%
Bolingbrook, Residential Mortgages, Escrowed to Maturity (FGIC) (RB) 7.500%, 08/01/10 (c)	990	1,103
Cook County, Series A (MBIA) (GO) 6.250%, 11/15/12	9,090	10,541
Cook County Community School District #97, Oak Park, Series B (FGIC) (GO) 9.000%, 12/01/11	2,235	2,896
Illinois Development Finance Authority, Adventist Health System, Callable 11/15/09 @ 101 (RB) 5.500%, 11/15/29	5,000	5,180
Illinois Financial Authority, Friendship Village Schaumburg, Series A, Callable 02/15/15 @ 100 (RB) 5.375%, 02/15/25	1,700	1,715
Illinois Health Facilities Authority, Condell Medical Center, Callable 05/15/12 @ 100 (RB) 5.500%, 05/15/32	2,500	2,574

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Illinois Health Facilities Authority, Covenant Retirement Communities, Callable 12/01/11 @ 101 (RB) 5.875%, 12/01/31	$4,500	$4,687
Illinois Health Facilities Authority, Covenant Retirement Communities, Series A, Callable 12/01/12 @ 100 (RAAI) (RB) 5.500%, 12/01/22	4,000	4,240
Illinois Health Facilities Authority, Lutheran Senior Ministries, Series A, Callable 08/15/11 @ 101 (RB) 7.375%, 08/15/31	3,000	3,235
Illinois State, Callable 05/01/06 @ 102 (MBIA) (GO) 5.750%, 05/01/21	1,410	1,459
Illinois State, Callable 02/01/07 @ 101 (FGIC) (GO) 5.250%, 02/01/13	1,400	1,452
Illinois State Development Finance Authority, Pollution Control Illinois Power Company Project, Series A, Pre-refunded 07/01/06 @ 102 (RB) 7.375%, 07/01/21 (a)	500	526
Illinois State Development Finance Authority, Waste Management Project (AMT) (RB) 5.850%, 02/01/07	1,000	1,029
Illinois State Educational Facilities Authority, Augustana College, Pre-refunded 10/01/07 @ 100 (CLE) (RB) 5.875%, 10/01/17 (a)	500	528
Illinois State Educational Facilities Authority, Augustana College, Pre-refunded 10/01/08 @ 100 (RB) 5.250%, 10/01/18 (a)	1,000	1,055
Illinois State Toll Highway Authority, Series A (RB) 6.300%, 01/01/12	1,000	1,147
McHenry County Community Unit, School District #20 Woodstock, Series A, Callable 01/01/08 @ 100 (FSA) (GO) 5.850%, 01/01/16	560	591
Metropolitan Pier & Exposition Authority, McCormick Place, Illinois Dedicated State Tax, Class B, Zero Coupon Bond (MBIA) (RB) 5.650%, 06/15/22 (b)	5,000	3,049
Northern Illinois University, Auxiliary Facilities Systems, Partially Pre-refunded 04/01/07 @ 100 (FGIC) (RB) 5.700%, 04/01/16 (a)	1,000	1,036
Rock Island, Friendship Manor Project, Escrowed to Maturity (RB) 7.000%, 06/01/06 (c)	260	260
Rockford Multifamily Housing, Rivers Edge Apartments, Series A, Callable 01/20/08 @ 102 (AMT) (GNMA) (RB) 5.875%, 01/20/38	1,215	1,251
Southern Illinois University, Housing & Auxiliary, Series A, Zero Coupon Bond (MBIA) (RB) 5.500%, 04/01/20 (b)	2,280	1,174
St. Clair County, Callable 10/01/09 @ 102 (FGIC) (GO) 6.000%, 10/01/11	2,020	2,251
		52,979
Indiana – 3.2%
Crown Point, Multi-School Building Corporation, First Mortgage (MBIA) (RB) 7.875%, 01/15/06	2,630	2,667

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Indiana State Municipal Power Agency, Power Supply, Series B (MBIA) (RB) 6.000%, 01/01/11	$1,000	$1,118
6.000%, 01/01/12	1,000	1,131
Indiana Transportation Finance Authority, Series A (AMBAC) (RB) 5.750%, 06/01/12	3,185	3,592
Indianapolis Airport Authority, Special Facilities, Federal Express Corporation Project (AMT) (GTY) (RB) 5.100%, 01/15/17	3,000	3,144
St. Joseph County Industries Hospital Authority, Madison Center Obligation Group Project, Callable 02/15/15 @ 100 (RB) 5.250%, 02/15/28	3,500	3,544
		15,196
Iowa – 1.0%
Iowa Higher Education Loan Authority, Central College Project, Callable 10/01/11 @ 100 (RAAI) (RB) 5.500%, 10/01/31	1,500	1,577
Iowa Higher Education Loan Authority, Private College Facility – Simpson College, Callable 12/01/10 @ 102 (RB) 5.100%, 12/01/35	2,000	1,976
Muscatine Electric, Escrowed to Maturity, Callable until 12/31/12 @ 100 (RB) 6.700%, 01/01/13 (c)	920	1,023
		4,576
Louisiana – 1.5%
Baton Rouge Sales & Use Tax, Public Improvements, Series A, Callable 08/01/08 @ 101.50 (FGIC) (RB) 5.250%, 08/01/15	2,030	2,159
Jefferson Parish, Drain Sales Tax (AMBAC) (RB) 5.000%, 11/01/11	1,000	1,070
Jefferson Parish, Home Mortgage Authority, Escrowed to Maturity, Callable until 07/31/11 @ 100 (FGIC) (FHA) (RB) 7.100%, 08/01/11 (c)	1,000	1,161
Lafayette, Public Improvement Sales Tax, Series B (FGIC) (RB) 7.000%, 03/01/08	1,000	1,082
Louisiana Public Facilities Authority, Tulane University of Louisiana, Series A-1, Callable 11/15/07 @ 102 (MBIA) (RB) 5.100%, 11/15/14	1,500	1,560
		7,032
Massachusetts – 0.7%
Boston Industrial Development Financing Authority, Crosstown Center Project, Callable 09/01/12 @ 102 (AMT) (RB) 6.500%, 09/01/35	2,500	2,505
Massachusetts State Health & Educational Facilities Authority, Series D, Callable 07/01/15 @ 100 (RB) 5.000%, 07/01/33	1,000	995
		3,500
Michigan – 2.1%
Haslett Public School District, Pre-refunded 05/01/07 @ 100 (MBIA) (GO) 5.700%, 05/01/16 (a)	1,200	1,250

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Kent Hospital Financial Authority, Metropolitan Hospital Project, Series A, Callable 07/01/15 @ 100 (RB) 5.250%, 07/01/30	$2,000	$2,018
Lanse Creuse, Public Schools, Pre-refunded 05/01/07 @ 100 (AMBAC) (GO) 5.250%, 05/01/16 (a)	1,000	1,035
Thornapple Kellogg School Building & Site, Callable 11/01/12 @ 100 (MQSBLF) (GO) 5.500%, 05/01/14	1,485	1,644
5.500%, 05/01/16	1,810	2,008
Ypsilanti School District, Pre-refunded 05/01/07 @ 100 (FGIC) (GO) 5.600%, 05/01/12 (a)	2,000	2,080
		10,035
Minnesota – 5.1%
Cuyuna Range Hospital District, Callable 06/01/13 @ 101 (RB) 5.200%, 06/01/25	1,000	1,000
Cuyuna Range Hospital District, Series A, Callable 06/01/07 @ 102 (RB) 6.000%, 06/01/29	650	668
Fergus Falls Health Care Facilities Authority, Series A, Callable until 10/31/05 @ 102 (RB) 7.000%, 11/01/19	150	152
Minneapolis Health Care System, Fairview Health Services, Series A, Pre-refunded 05/15/12 @ 101 (RB) 5.625%, 05/15/32 (a)	7,000	7,853
Minnesota Agricultural & Economic Developement Board, Health Care System, Fairview, Series A, Callable 11/15/10 @ 101 (RB) 6.375%, 11/15/29	95	103
Minnesota Agricultural & Economic Developement Board, Health Care System, Fairview, Series A, Pre-refunded 11/15/10 @ 101 (RB) 6.375%, 11/15/29 (a)	2,905	3,328
Minnesota State Housing Finance Agency, Single Family Housing (AMT) (RB) 4.400%, 07/01/07	1,250	1,273
Monticello, Big Lake Community Hospital, Series C, Callable 12/01/12 @ 100 (RB) 6.200%, 12/01/22	2,995	3,160
Shakopee Health Care Facilities St. Francis Regional Medical Center, Callable 09/01/14 @100 (RB) 5.250%, 09/01/34	1,000	1,027
Southern Minnesota Municipal Power Agency, Capital Appreciation, Series A, Zero Coupon Bond (MBIA) (RB) 4.550%, 01/01/21 (b)	3,500	1,752
4.550%, 01/01/24 (b)	6,745	2,904
St. Anthony Housing & Redevelopment Authority Chandler Place Project, Callable 05/20/06 @ 102 (FHA) (GNMA) (RB) 6.250%, 11/20/25	1,000	1,038
		24,258
Missouri – 0.8%
Cape Girardeau County Authority, Southeast Missouri Hospital, Callable 06/01/12 @ 100 (RB) 5.750%, 06/01/32	2,500	2,602

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Sugar Creek, Lafarge North America, Series A, Callable 06/01/13 @ 101 (AMT) (RB) 5.650%, 06/01/37	$1,000	$1,039
		3,641
Nebraska – 2.1%
Douglas County Zoo Facility, Omaha Henry Doorly Zoo Project, Callable until 08/31/24 @ 100 (RB) 4.750%, 09/01/24	3,000	3,002
Hastings Electrical Systems, Callable 05/01/11 @ 100 (FSA) (RB) 5.000%, 01/01/15	1,000	1,069
Lincoln Nebraska Sanitation & Sewer, Callable 06/15/15 @ 100 (RB) 4.500%, 06/15/30	1,130	1,108
Nebraska Educational Finance Authority, Concordia University Project, Callable 12/15/08 @ 100 (RB) 5.250%, 12/15/15	500	517
5.350%, 12/15/18	540	556
Nebraska Educational Finance Authority, Midland Lutheran College, Series A, Callable 09/15/13 @ 100 (RB) 5.600%, 09/15/29	1,800	1,801
Washington County Wastewater Facilities, Cargill Project, Callable 11/01/12 @ 101 (RB) 5.900%, 11/01/27	1,700	1,845
		9,898
Nevada – 2.6%
Carson City, Carson-Tahoe Hospital Project, Callable 09/01/12 @ 101 (RB) 5.750%, 09/01/31	5,000	5,223
Clark County Industrial Development, Southwest Gas Corporation Project, Series A, Callable 07/01/14 @ 100 (AMBAC) (AMT) (RB) 5.250%, 07/01/34	4,000	4,181
Director of the State of Nevada, Development of Business & Industry, Las Ventanas Retirement Project, Series B (RB) 6.000%, 11/15/14	750	772
Director of the State of Nevada, Development of Business & Industry, Las Ventanas Retirement Project, Series B, Callable 11/15/14 @ 100 (RB) 6.750%, 11/15/23	2,300	2,368
		12,544
New Hampshire – 0.4%
New Hampshire Health & Educational Facilities Authority Covenant Health, Callable 07/01/14 @ 100 (RB) 5.375%, 07/01/24	1,250	1,314
New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital, Callable 07/01/15 @ 100 (RB) 5.875%, 07/01/34	800	828
		2,142
New Jersey – 0.8%
Camden County, Municipal Utilities Authority Sewer Revenue Refunding, Series C, Callable 07/15/08 @ 101 (FGIC) (GO) 5.100%, 07/15/12	3,500	3,698

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
New York – 0.8%
New York, Series C, Callable 03/15/12 @ 100 (GO) 5.250%, 03/15/32	$3,590	$3,764
North Dakota – 0.5%
North Dakota State Board of Higher Education, Bismark State College, Callable 05/01/15 @ 100 (RB) 5.350%, 05/01/30	2,500	2,459
Ohio – 1.8%
Cincinnati Water System, Callable 06/01/11 @ 100 (RB) 5.000%, 12/01/20	125	132
Cleveland Waterworks, Series H, Pre-refunded 01/01/06 @ 102 (MBIA) (RB) 5.750%, 01/01/16 (a)	1,460	1,500
Lucas County Port Authority, Crocker Park Public Improvement Project, Callable 12/01/13 @ 102 (GO) 5.250%, 12/01/23	2,000	2,059
Ohio State Higher Education, Series B, Callable 11/01/11 @ 100 (GO) 5.000%, 11/01/16	1,500	1,610
Ohio State Higher Educational Facility, Baldwin-Wallace College Project, Callable 06/01/14 @ 100 (RB) 5.125%, 12/01/17	1,490	1,556
5.250%, 12/01/19	1,540	1,613
		8,470
Oregon – 1.4%
Washington County Unified Sewer Agency, Series 1 (FGIC) (RB) 5.750%, 10/01/10	6,110	6,791
Pennsylvania – 1.8%
Chester Upland School Authority, Series A, Callable 09/01/07 @ 100 (FSA) (RB) 5.250%, 09/01/17	2,000	2,073
Erie County Industrial Development Authority, International Paper Company Project, Series A, Callable 11/01/14 @ 100 (AMT) (RB) 5.000%, 11/01/18	1,350	1,366
Pennsylvania State, Callable 03/15/07 @ 101.50 (AMBAC) (GO) 5.125%, 09/15/11	5,000	5,212
		8,651
Puerto Rico – 2.3%
Puerto Rico Electric Power Authority, Series RR, Callable 07/01/15 @ 100 (CIFG) (RB) 5.000%, 07/01/29	5,000	5,268
Puerto Rico Public Building Authority, Series I, Callable 07/01/14 @ 100 (COMGTY) (RB) 5.250%, 07/01/33	4,000	4,236
Puerto Rico Public Finance, Series A, Callable 02/01/12 @ 100, Mandatory Put 02/01/12 @ 100 (RB) 5.750%, 08/01/27	1,000	1,090
Puerto Rico Public Improvements, Pre-refunded 07/01/10 @ 100 (MBIA) (GO) 5.750%, 07/01/26 (a)	500	551
		11,145
Rhode Island – 1.1%
Rhode Island State, Series A, Pre-refunded 08/01/07 @ 101 (MBIA) (GO) 5.125%, 08/01/12 (a)	5,055	5,291

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
South Carolina – 1.3%
Lexington County Health Services District, Lexington Medical Center, Callable 11/01/13 @ 100 (RB) 5.500%, 11/01/23	$2,000	$2,112
Richland-Lexington South Carolina Airport District, Columbia Metropolitain Airport, Callable 01/01/16 @ 100 (AMT)(CIFG)(RB) 4.500%, 01/01/24 (d)	1,400	1,371
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A, Callable 08/01/13 @ 100 (RB) 6.125%, 08/01/23	1,250	1,366
South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C, Callable 08/01/13 @ 100 (RB) 6.375%, 08/01/34	1,250	1,376
		6,225
South Dakota – 1.1%
Sioux Falls, Dow Rummel Village Project, Series A, Callable 11/15/12 @ 100 (RB) 6.625%, 11/15/23	2,200	2,282
Sioux Falls School District #49-5, Series B, Callable 07/01/16 @ 100 (GO) 4.750%, 07/01/20	510	533
South Dakota Economic Development Finance Authority, DTS Project, Series A, Callable 04/01/09 @ 102 (AMT) (RB) 5.500%, 04/01/19	1,055	1,101
South Dakota Economic Development Finance Authority, Pooled Loan Project – Davis Family, Series 4-A, Callable 04/01/14 @ 100 (AMT) (RB) 6.000%, 04/01/29	1,400	1,474
		5,390
Tennessee – 2.6%
Johnson City Health & Educational Facilities Authority Mountain States Health, Series A, Callable 07/01/12 @ 103 (RB) 7.500%, 07/01/33	2,500	2,942
Shelby County Health, Educational & Housing Facilities Board Methodist Healthcare, Pre-refunded 09/01/12 @ 100 (RB) 6.500%, 09/01/21 (a)	1,125	1,325
6.500%, 09/01/21 (a)	1,875	2,209
Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health Systems Project, Callable 09/01/12 @ 101 (RB) 6.250%, 09/01/32	5,500	5,991
		12,467
Texas – 15.1%
Abilene Health Facilities Development, Sears Methodist Retirement Project, Callable 05/15/09 @ 101 (RB) 5.875%, 11/15/18	500	512
6.000%, 11/15/29	2,000	2,025
Abilene Health Facilities Development, Sears Methodist Retirement Project, Series A, Callable 11/15/08 @ 101 (RB) 5.875%, 11/15/18	2,500	2,555
Abilene Health Facilities Development, Sears Methodist Retirement Project, Series A, Callable 11/15/13 @ 101 (RB) 7.000%, 11/15/33	4,000	4,340

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Bexar County Housing Finance Authority, American Opportunity Housing, Series A, Callable 01/01/11 @ 102 (MBIA) (RB) 5.800%, 01/01/31	$2,000	$2,097
Brazos River Authority PCR-Texas Utility Company, Callable 04/01/13 @ 101 (AMT) (RB) 7.700%, 04/01/33	2,500	2,989
Brazos River Harbor District, Dow Chemical, Series A-5, Mandatory Put 05/15/12 @ 100 (AMT) (RB) 5.700%, 05/15/33	2,500	2,706
Crawford Education Facilities, University of St. Thomas Project, Callable 10/01/12 @ 100 (RB) 5.250%, 10/01/22	1,300	1,325
5.375%, 10/01/27	1,750	1,790
Cypress-Fairbanks Independent School District, Pre-refunded 02/15/10 @ 100 (PSFG) (GO) 5.500%, 02/15/18 (a)	5,000	5,453
Fort Bend Independent School District, Escrowed to Maturity, Callable until 02/15/13 @ 100 (PSFG) (GO) 5.000%, 02/15/14 (c)	500	545
Harris County Health Facilities Development, Memorial Hospital Systems Project, Series A, Callable 06/01/07 @ 102 (MBIA) (RB) 5.500%, 06/01/17	8,000	8,416
Laredo Independent School District (PSFG) (GO) 6.750%, 08/01/09	2,290	2,565
Red River Authority Sewer & Solidwaste Disposal Excel Corporation Project, Callable 02/01/12 @ 101 (AMT) (RB) 6.100%, 02/01/22	3,775	3,997
Remington Municipal Utility District #1, Series A, Callable 09/01/08 @ 100 (RAAI) (GO) 5.800%, 09/01/25	1,000	1,053
Richardson Hospital Authority Richardson Regional Hospital, Callable 12/01/13 @ 100 (RB) 6.000%, 12/01/34	9,500	10,140
San Antonio Independent School District, Pre-refunded 08/15/08 @ 100 (PSFG) (GO) 5.125%, 08/15/14 (a)	6,000	6,329
Spring Branch Independent School District, Pre-refunded 02/01/10 @ 100 (PSFG) (GO) 5.750%, 02/01/25 (a)	2,400	2,631
Texas Employment Community, Callable 01/15/06 @ 100 (MLO) (COP) 8.350%, 02/01/06	20	20
8.350%, 08/01/06	50	51
8.400%, 08/01/07	25	25
8.450%, 08/01/08	55	56
Texas Employment Community, Emnora Lane Project (MLO) (COP) 7.900%, 11/01/05	25	25
8.000%, 11/01/06	30	30
8.050%, 05/01/07	20	20
Texas State, Water Development, Callable 08/01/06 @ 100 (GO) 5.400%, 08/01/21	6,750	6,861
Texas Water Development Board, Series A, Callable 07/15/06 @ 100 (RB) 5.500%, 07/15/10	2,500	2,549
Travis County Texas Health Facilities, Querencia Barton Creek Project, Callable 11/15/15 @ 100 (RB) 5.650%, 11/15/35	1,100	1,081
		72,186

Tax Free Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Utah – 0.2%
Intermountain Power Agency, Utah Power Supply, Series A (AMBAC) (RB) 6.500%, 07/01/11	$365	$421
Intermountain Power Agency, Utah Power Supply, Series A, Escrowed to Maturity (AMBAC) (RB) 6.500%, 07/01/11 (c)	635	737
		1,158
Virginia – 0.2%
Arlington County Industrial Development Authority, Berkeley Apartments, Callable 12/01/10 @ 102 (AMT) (FNMA) (RB) 5.850%, 12/01/20	1,000	1,068
Washington – 6.2%
Energy Northwest, Washington Wind Project, Pre-refunded 01/01/07 @ 103 (RB) 5.600%, 07/01/15 (a)	4,640	4,914
King County, Series F, Callable 12/01/07 @ 100 (GO) 5.125%, 12/01/14	5,000	5,197
King County School District #415, Pre-refunded 12/01/07 @ 100 (MBIA) (GO) 5.350%, 12/01/16 (a)	4,050	4,245
Snohomish County Public Utilities District #1, Escrowed to Maturity, Callable 10/01/05 @ 100 (RB) 6.750%, 01/01/12 (c)	1,000	1,123
Washington State, Series C, Pre-refunded 01/01/07 @ 100 (GO) 5.500%, 01/01/17 (a)	4,190	4,320
Washington State Motor Vehicle Fuel Tax, Series D, Pre-refunded 01/01/07 @ 100 (FGIC) (GO) 5.375%, 01/01/22 (a)	8,000	8,236
Washington State Public Power Supply System, Nuclear Project #3, Series A, Callable 07/01/07 @ 102 (FSA) (RB) 5.250%, 07/01/16	1,000	1,051
Washington State Public Power Supply System, Nuclear Project #3, Series B (RB) 7.125%, 07/01/16	600	755
		29,841
Wisconsin – 4.7%
Amery, Apple River Hospital Project, Callable 06/01/08 @ 100 (RB) 5.700%, 06/01/13	1,440	1,469
Wisconsin State, Series C, Pre-refunded 05/01/07 @ 100 (FGIC) (GO) 5.500%, 05/01/10 (a)	2,095	2,174
Wisconsin State Health & Educational Facilities Authority, Attic Angel Obligation Group, Callable 11/15/08 @ 102 (RB) 5.750%, 11/15/27	1,000	991
Wisconsin State Health & Educational Facilities Authority, Beaver Dam Community Hospitals, Series A, Callable 08/15/14 @ 100 (RB) 6.750%, 08/15/34	1,000	1,062
Wisconsin State Health & Educational Facilities Authority, Beloit Memorial Hospital, Callable until 07/01/08 @ 100 (RB) 5.800%, 07/01/09	555	556
Wisconsin State Health & Educational Facilities Authority, Eastcastle Place Income Project, Callable 12/01/11 @ 100 (RB) 6.000%, 12/01/24	1,000	1,023

FIRST AMERICAN FUNDS Annual Report 2005

Schedule of Investments September 30, 2005

Tax Free Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Wisconsin State Health & Educational Facilities Authority, Franciscan Skemp Medical Center, Callable 11/15/05 @ 102 (RB) 6.125%, 11/15/15	$1,000	$1,023
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic, Series B, Callable 02/15/12 @ 100 (RB) 6.000%, 02/15/25	3,500	3,712
Wisconsin State Health & Educational Facilities Authority, Meriter Hospital, Callable 12/01/06 @ 102 (MBIA) (RB) 6.000%, 12/01/17	2,000	2,099
Wisconsin State Health & Educational Facilities Authority, New Castle Place Project, Series A, Callable 12/01/11 @ 101 (RB) 7.000%, 12/01/31	2,000	2,069
Wisconsin State Health & Educational Facilities Authority, Southwest Health Center, Series A, Callable 04/01/14 @ 100 (RB) 6.250%, 04/01/34	2,000	2,033
Wisconsin State Health & Educational Facilities Authority, Synergy Health, Callable 08/15/13 @ 100 (RB) 6.000%, 11/15/23	1,500	1,622
Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Services, Callable 02/15/12 @ 100 (RB) 5.750%, 08/15/30	2,500	2,666
		22,499
Wyoming – 0.8%
Teton County Hospital District, St. John's Medical Center, Callable 06/01/12 @ 101 (RB) 6.750%, 12/01/22	2,100	2,198
6.750%, 12/01/27	1,500	1,555
		3,753
Total Municipal Bonds (Cost $435,308)		465,557
Affiliated Money Market Fund – 1.4%
First American Tax Free Obligations Fund, Class Z (e) (Cost $6,628)	6,628,498	6,628
Total Investments – 98.9% (Cost $441,936)		472,185
Other Assets and Liabilities, Net – 1.1%		5,035
Total Net Assets – 100.0%		$477,220

(a)  Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(b)  The rate shown is the effective yield at the time of purchase.

(c)  Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(d)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $1,362,508 or 0.3% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Tax Free Fund (concluded)

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax. As of September 30, 2005, the aggregate market value of securities subject to the AMT was $40,845,331, which represents 8.6% of net assets.

CIFG – CDC IXIS Financial Guaranty

CLE – Connie Lee Insurance Company

CMI – California Mortgage Insurance Program

COMGTY – Commonwealth Guaranty

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Authority

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

GTY – Assured Guaranty

MBIA – Municipal Bond Insurance Association

MLO – Municipal Lease Obligation

MQSBLF – Michigan Qualified School Board Loan Fund Program

PSFG – Permanent School Fund Guarantee

RAAI – Radian Asset Assurance Inc.

RB – Revenue Bond

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

(This page has been left blank intentionally.)

Statements of Assets and Liabilities September 30, 2005, in thousands, except per share data

	Arizona Tax Free Fund	California Intermediate Tax Free Fund	California Tax Free Fund	Colorado Intermediate Tax Free Fund	Colorado Tax Free Fund	Intermediate Tax Free Fund	Minnesota Intermediate Tax Free Fund
Investments in unaffiliated securities, at cost	$22,368	$50,580	$32,926	$44,451	$18,120	$633,012	$220,856
Investments in affiliated money market fund, at cost	1,197	-	-	166	192	2,411	-
ASSETS:
Investments in unaffiliated securities, at value (note 2)	$23,705	$52,843	$34,644	$47,219	$19,694	$667,511	$230,378
Investments in affiliated money market fund, at value (note 2)	1,197	-	-	166	192	2,411	-
Receivable for dividends and interest	319	615	360	596	252	8,082	2,635
Receivable for investment securities sold	359	-	-	-	-	568	-
Receivable for capital shares sold	29	49	96	36	16	675	158
Prepaid expenses and other assets	15	15	15	15	15	33	15
Total assets	25,624	53,522	35,115	48,032	20,169	679,280	233,186
LIABILITIES:
Bank overdraft	-	-	-	-	-	-	-
Payable for investment securities purchased	-	-	-	-	-	567	3
Payable for investment securities purchased on a when-issued basis	396	247	543	-	-	2,096	3,379
Payable for capital shares redeemed	-	-	34	8	3	409	78
Payable to affiliates (note 3)	9	31	17	28	9	385	135
Payable for distribution and shareholder servicing fees	3	-	4	2	4	4	4
Accrued expenses and other liabilities	6	6	5	6	5	20	10
Total liabilities	414	284	603	44	21	3,481	3,609
Net assets	$25,210	$53,238	$34,512	$47,988	$20,148	$675,799	$229,577
COMPOSITION OF NET ASSETS:
Portfolio capital	$23,663	$50,784	$32,720	$44,914	$17,981	$640,261	$218,537
Undistributed net investment income	-	17	9	23	7	46	153
Accumulated net realized gain (loss) on investments	210	174	65	283	586	993	1,365
Net unrealized appreciation (depreciation) of investments	1,337	2,263	1,718	2,768	1,574	34,499	9,522
Net assets	$25,210	$53,238	$34,512	$47,988	$20,148	$675,799	$229,577
Class A:
Net assets	$9,547	$3,946	$11,888	$13,426	$8,362	$34,658	$32,326
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	853	381	1,057	1,249	740	3,174	3,183
Net asset value and redemption price per share	$11.19	$10.35	$11.24	$10.74	$11.30	$10.92	$10.16
Maximum offering price per share (1)	$11.69	$10.59	$11.74	$10.99	$11.80	$11.17	$10.39
Class C:
Net assets	$1,628	-	$3,068	-	$3,423	-	-
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	146	-	273	-	304	-	-
Net asset value, offering price, and redemption price per share (2)	$11.18	-	$11.25	-	$11.28	-	-
Class Y:
Net assets	$14,035	$49,292	$19,556	$34,562	$8,363	$641,141	$197,251
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	1,254	4,752	1,739	3,224	739	58,831	19,515
Net asset value, offering price, and redemption price per share	$11.19	$10.37	$11.25	$10.72	$11.32	$10.90	$10.11

	Minnesota Tax Free Fund	Missouri Tax Free Fund	Nebraska Tax Free Fund	Ohio Tax Free Fund	Oregon Intermediate Tax Free Fund	Short Tax Free Fund	Tax Free Fund
Investments in unaffiliated securities, at cost	$152,684	$170,928	$37,868	$40,333	$135,287	$332,791	$435,308
Investments in affiliated money market fund, at cost	-	2,386	2,371	-	643	6,835	6,628
ASSETS:
Investments in unaffiliated securities, at value (note 2)	$161,938	$178,731	$39,421	$41,690	$140,446	$331,992	$465,557
Investments in affiliated money market fund, at value (note 2)	-	2,386	2,371	-	643	6,835	6,628
Receivable for dividends and interest	2,161	2,196	505	623	1,967	4,233	6,697
Receivable for investment securities sold	-	-	-	-	-	-	1,314
Receivable for capital shares sold	181	10	5	20	-	56	87
Prepaid expenses and other assets	15	16	15	15	15	33	35
Total assets	164,295	183,339	42,317	42,348	143,071	343,149	480,318
LIABILITIES:
Bank overdraft	-	-	-	2	-	-	-
Payable for investment securities purchased	-	-	-	-	-	3,173	1,311
Payable for investment securities purchased on a when-issued basis	-	1,063	1,173	-	-	5,636	1,363
Payable for capital shares redeemed	1,075	68	-	56	10	407	126
Payable to affiliates (note 3)	95	105	17	18	82	168	274
Payable for distribution and shareholder servicing fees	21	6	2	-	1	-	9
Accrued expenses and other liabilities	9	9	6	6	9	15	15
Total liabilities	1,200	1,251	1,198	82	102	9,399	3,098
Net assets	$163,095	$182,088	$41,119	$42,266	$142,969	$333,750	$477,220
COMPOSITION OF NET ASSETS:
Portfolio capital	$153,260	$172,960	$39,491	$40,839	$137,235	$334,919	$445,842
Undistributed net investment income	182	66	12	29	19	255	185
Accumulated net realized gain (loss) on investments	399	1,259	63	41	556	(625)	944
Net unrealized appreciation (depreciation) of investments	9,254	7,803	1,553	1,357	5,159	(799)	30,249
Net assets	$163,095	$182,088	$41,119	$42,266	$142,969	$333,750	$477,220
Class A:
Net assets	$106,783	$30,188	$7,136	$988	$9,356	$4,103	$38,205
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	9,526	2,486	675	95	930	419	3,443
Net asset value and redemption price per share	$11.21	$12.14	$10.58	$10.42	$10.07	$9.78	$11.10
Maximum offering price per share (1)	$11.71	$12.68	$11.05	$10.88	$10.30	$10.01	$11.59
Class C:
Net assets	$9,841	$190	$1,565	$174	-	-	$2,712
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	881	16	149	17	-	-	245
Net asset value, offering price, and redemption price per share (2)	$11.17	$12.12	$10.50	$10.32	-	-	$11.05
Class Y:
Net assets	$46,471	$151,710	$32,418	$41,104	$133,613	$329,647	$436,303
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	4,150	12,489	3,064	3,939	13,268	33,718	39,279
Net asset value, offering price, and redemption price per share	$11.20	$12.15	$10.58	$10.43	$10.07	$9.78	$11.11

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in Notes to Financial Statements.

  (2)  Class C has a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

FIRST AMERICAN FUNDS Annual Report 2005

Statements of Operations For the fiscal year ended September 30, 2005, in thousands

	Arizona Tax Free Fund	California Intermediate Tax Free Fund	California Tax Free Fund	Colorado Intermediate Tax Free Fund	Colorado Tax Free Fund	Intermediate Tax Free Fund	Minnesota Intermediate Tax Free Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$1,086	$2,378	$1,374	$2,367	$1,090	$32,007	$11,092
Dividends from affiliated money market fund	2	-	-	14	5	144	-
Total investment income	1,088	2,378	1,374	2,381	1,095	32,151	11,092
EXPENSES (note 3):
Investment advisory fees	111	261	148	254	110	3,326	1,199
Administration fees	52	114	68	111	52	1,397	509
Transfer agent fees	15	33	20	32	14	425	151
Professional fees	13	15	14	15	14	44	24
Registration fees	8	5	7	5	7	23	5
Other expenses	4	5	4	5	4	16	9
Custodian fees	2	5	3	4	2	58	21
Directors' fees	1	1	1	1	1	16	6
Postage and printing fees	1	2	1	2	1	25	9
Distribution and shareholder servicing fees – Class A	24	10	26	36	23	87	85
Distribution and shareholder servicing fees – Class C	16	-	17	-	38	-	-
Total expenses	247	451	309	465	266	5,417	2,018
Less: Fee waivers (note 3)	(102)	(80)	(124)	(88)	(108)	(709)	(288)
Total net expenses	145	371	185	377	158	4,708	1,730
Investment income – net	943	2,007	1,189	2,004	937	27,443	9,362
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET (note 5):
Net realized gain (loss) on investments	215	174	66	284	586	1,758	1,370
Net change in unrealized appreciation or depreciation of investments	(401)	(809)	(182)	(1,134)	(804)	(13,264)	(4,978)
Net gain (loss) on investments	(186)	(635)	(116)	(850)	(218)	(11,506)	(3,608)
Net increase in net assets resulting from operations	$757	$1,372	$1,073	$1,154	$719	$15,937	$5,754

	Minnesota Tax Free Fund	Missouri Tax Free Fund	Nebraska Tax Free Fund	Ohio Tax Free Fund	Oregon Intermediate Tax Free Fund	Short Tax Free Fund	Tax Free Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$8,303	$8,285	$1,726	$1,768	$6,277	$12,331	$23,876
Dividends from affiliated money market fund	-	37	22	-	23	170	110
Total investment income	8,303	8,322	1,748	1,768	6,300	12,501	23,986
EXPENSES (note 3):
Investment advisory fees	832	905	193	212	715	1,942	2,330
Administration fees	352	383	85	93	306	824	976
Transfer agent fees	106	116	25	27	91	238	299
Professional fees	21	21	14	15	19	31	35
Registration fees	9	8	8	7	6	23	31
Other expenses	7	7	5	5	6	12	13
Custodian fees	15	16	3	4	13	35	41
Directors' fees	4	4	1	1	3	9	11
Postage and printing fees	7	8	2	2	5	15	20
Distribution and shareholder servicing fees – Class A	278	71	15	3	22	14	97
Distribution and shareholder servicing fees – Class C	99	2	18	1	-	-	27
Total expenses	1,730	1,541	369	370	1,186	3,143	3,880
Less: Fee waivers (note 3)	(223)	(202)	(149)	(154)	(173)	(804)	(503)
Total net expenses	1,507	1,339	220	216	1,013	2,339	3,377
Investment income – net	6,796	6,983	1,528	1,552	5,287	10,162	20,609
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET (note 5):
Net realized gain (loss) on investments	399	1,283	67	58	590	(387)	1,085
Net change in unrealized appreciation or depreciation of investments	20	(2,964)	(332)	(282)	(3,269)	(6,969)	(206)
Net gain (loss) on investments	419	(1,681)	(265)	(224)	(2,679)	(7,356)	879
Net increase in net assets resulting from operations	$7,215	$5,302	$1,263	$1,328	$2,608	$2,806	$21,488

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

FIRST AMERICAN FUNDS Annual Report 2005

Statements of Changes in Net Assets in thousands

	Arizona Tax Free Fund		California Intermediate Tax Free Fund		California Tax Free Fund		Colorado Intermediate Tax Free Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$943	$902	$2,007	$1,910	$1,189	$1,130	$2,004	$2,441
Net realized gain on investments	215	230	174	358	66	274	284	631
Net change in unrealized appreciation or depreciation of investments	(401)	17	(809)	(628)	(182)	(104)	(1,134)	(1,415)
Net increase in net assets resulting from operations	757	1,149	1,372	1,640	1,073	1,300	1,154	1,657
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(412)	(413)	(142)	(154)	(400)	(415)	(577)	(660)
Class C	(64)	(60)	-	-	(60)	(43)	-	-
Class Y	(516)	(414)	(1,860)	(1,780)	(744)	(681)	(1,500)	(1,748)
Net realized gain on investments:
Class A	(99)	(50)	(25)	(13)	(89)	(84)	(44)	-
Class C	(18)	(8)	-	-	(13)	(9)	-	-
Class Y	(113)	(41)	(331)	(141)	(149)	(117)	(125)	-
Total distributions	(1,222)	(986)	(2,358)	(2,088)	(1,455)	(1,349)	(2,246)	(2,408)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	2,145	1,820	1,367	1,820	4,192	1,756	4,258	2,059
Reinvestment of distributions	422	397	120	128	383	413	428	471
Payments for redemptions	(1,831)	(5,214)	(852)	(2,787)	(2,086)	(3,770)	(4,917)	(10,910)
Increase (decrease) in net assets from Class A transactions	736	(2,997)	635	(839)	2,489	(1,601)	(231)	(8,380)
Class C:
Proceeds from sales	201	372	-	-	1,840	577	-	-
Reinvestment of distributions	65	50	-	-	65	49	-	-
Payments for redemptions (note 3)	(192)	(698)	-	-	(109)	(439)	-	-
Increase (decrease) in net assets from Class C transactions	74	(276)	-	-	1,796	187	-	-
Class Y:
Proceeds from sales	5,175	2,320	6,384	8,208	6,071	4,068	6,325	2,159
Reinvestment of distributions	73	27	80	29	33	22	53	8
Payments for redemptions	(499)	(2,150)	(3,209)	(5,478)	(2,349)	(3,260)	(8,784)	(11,728)
Increase (decrease) in net assets from Class Y transactions	4,749	197	3,255	2,759	3,755	830	(2,406)	(9,561)
Increase (decrease) in net assets from capital share transactions	5,559	(3,076)	3,890	1,920	8,040	(584)	(2,637)	(17,941)
Total increase (decrease) in net assets	5,094	(2,913)	2,904	1,472	7,658	(633)	(3,729)	(18,692)
Net assets at beginning of period	20,116	23,029	50,334	48,862	26,854	27,487	51,717	70,409
Net assets at end of period	$25,210	$20,116	$53,238	$50,334	$34,512	$26,854	$47,988	$51,717
Undistributed net investment income at end of period	$-	$44	$17	$12	$9	$24	$23	$96

	Colorado Tax Free Fund		Intermediate Tax Free Fund		Minnesota Intermediate Tax Free Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$937	$1,086	$27,443	$29,117	$9,362	$10,291
Net realized gain on investments	586	177	1,758	3,586	1,370	796
Net change in unrealized appreciation or depreciation of investments	(804)	(145)	(13,264)	(11,098)	(4,978)	(3,173)
Net increase in net assets resulting from operations	719	1,118	15,937	21,605	5,754	7,914
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(420)	(515)	(1,423)	(1,374)	(1,267)	(1,251)
Class C	(153)	(152)	-	-	-	-
Class Y	(419)	(431)	(26,720)	(27,568)	(8,038)	(9,017)
Net realized gain on investments:
Class A	(77)	(90)	(194)	(38)	(114)	(59)
Class C	(30)	(29)	-	-	-	-
Class Y	(70)	(68)	(3,485)	(799)	(683)	(444)
Total distributions	(1,169)	(1,285)	(31,822)	(29,779)	(10,102)	(10,771)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	303	879	7,869	15,334	5,677	13,308
Reinvestment of distributions	421	542	1,256	1,138	1,026	940
Payments for redemptions	(2,770)	(4,575)	(8,912)	(14,985)	(8,801)	(9,940)
Increase (decrease) in net assets from Class A transactions	(2,046)	(3,154)	213	1,487	(2,098)	4,308
Class C:
Proceeds from sales	485	273	-	-	-	-
Reinvestment of distributions	172	172	-	-	-	-
Payments for redemptions (note 3)	(950)	(924)	-	-	-	-
Increase (decrease) in net assets from Class C transactions	(293)	(479)	-	-	-	-
Class Y:
Proceeds from sales	1,391	1,223	111,544	98,239	16,162	21,189
Reinvestment of distributions	15	13	3,541	2,319	335	333
Payments for redemptions	(2,293)	(1,255)	(96,251)	(152,459)	(32,427)	(41,022)
Increase (decrease) in net assets from Class Y transactions	(887)	(19)	18,834	(51,901)	(15,930)	(19,500)
Increase (decrease) in net assets from capital share transactions	(3,226)	(3,652)	19,047	(50,414)	(18,028)	(15,192)
Total increase (decrease) in net assets	(3,676)	(3,819)	3,162	(58,588)	(22,376)	(18,049)
Net assets at beginning of period	23,824	27,643	672,637	731,225	251,953	270,002
Net assets at end of period	$20,148	$23,824	$675,799	$672,637	$229,577	$251,953
Undistributed net investment income at end of period	$7	$62	$46	$746	$153	$96

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

FIRST AMERICAN FUNDS Annual Report 2005

Statements of Changes in Net Assets in thousands

	Minnesota Tax Free Fund		Missouri Tax Free Fund		Nebraska Tax Free Fund		Ohio Tax Free Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$6,796	$6,945	$6,983	$7,270	$1,528	$1,416	$1,552	$1,477
Net realized gain (loss) on investments	399	851	1,283	913	67	(5)	58	115
Net change in unrealized appreciation or depreciation of investments	20	(1,049)	(2,964)	(1,413)	(332)	91	(282)	120
Net increase in net assets resulting from operations	7,215	6,747	5,302	6,770	1,263	1,502	1,328	1,712
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(4,455)	(4,878)	(1,038)	(1,014)	(239)	(178)	(36)	(38)
Class C	(361)	(421)	(7)	(8)	(65)	(60)	(4)	(7)
Class Y	(1,939)	(1,970)	(5,959)	(6,239)	(1,277)	(1,153)	(1,524)	(1,393)
Net realized gain on investments:
Class A	(552)	(947)	(140)	(75)	-	(17)	(3)	(8)
Class C	(49)	(93)	(1)	(1)	-	(6)	-	(2)
Class Y	(210)	(358)	(783)	(437)	-	(99)	(130)	(358)
Total distributions	(7,566)	(8,667)	(7,928)	(7,774)	(1,581)	(1,513)	(1,697)	(1,806)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	8,058	7,430	4,587	3,852	3,144	1,430	253	810
Reinvestment of distributions	4,005	5,356	621	564	113	120	25	20
Payments for redemptions	(20,033)	(22,419)	(1,714)	(5,313)	(989)	(1,516)	(480)	(469)
Increase (decrease) in net assets from Class A transactions	(7,970)	(9,633)	3,494	(897)	2,268	34	(202)	361
Class C:
Proceeds from sales	933	854	2	2	411	547	110	112
Reinvestment of distributions	384	480	8	8	47	49	1	2
Payments for redemptions (note 3)	(1,841)	(2,766)	(34)	(70)	(736)	(389)	(55)	(206)
Increase (decrease) in net assets from Class C transactions	(524)	(1,432)	(24)	(60)	(278)	207	56	(92)
Class Y:
Proceeds from sales	8,746	6,064	22,140	15,823	7,132	4,887	8,183	5,782
Reinvestment of distributions	211	239	279	269	93	63	238	263
Payments for redemptions	(5,285)	(10,775)	(21,183)	(30,637)	(4,286)	(3,318)	(6,200)	(6,189)
Increase (decrease) in net assets from Class Y transactions	3,672	(4,472)	1,236	(14,545)	2,939	1,632	2,221	(144)
Increase (decrease) in net assets from capital share transactions	(4,822)	(15,537)	4,706	(15,502)	4,929	1,873	2,075	125
Total increase (decrease) in net assets	(5,173)	(17,457)	2,080	(16,506)	4,611	1,862	1,706	31
Net assets at beginning of period	168,268	185,725	180,008	196,514	36,508	34,646	40,560	40,529
Net assets at end of period	$163,095	$168,268	$182,088	$180,008	$41,119	$36,508	$42,266	$40,560
Undistributed net investment income at end of period	$182	$141	$66	$87	$12	$65	$29	$41

	Oregon Intermediate Tax Free Fund		Short Tax Free Fund		Tax Free Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$5,287	$5,538	$10,162	$11,631	$20,609	$21,168
Net realized gain (loss) on investments	590	530	(387)	(238)	1,085	4,298
Net change in unrealized appreciation or depreciation of investments	(3,269)	(1,354)	(6,969)	(6,917)	(206)	(4,320)
Net increase in net assets resulting from operations	2,608	4,714	2,806	4,476	21,488	21,146
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(317)	(324)	(134)	(170)	(1,623)	(1,741)
Class C	-	-	-	-	(105)	(142)
Class Y	(4,973)	(5,228)	(10,086)	(11,193)	(18,782)	(19,659)
Net realized gain on investments:
Class A	(30)	(66)	-	(44)	(379)	(405)
Class C	-	-	-	-	(28)	(46)
Class Y	(481)	(1,095)	-	(2,391)	(4,002)	(4,411)
Total distributions	(5,801)	(6,713)	(10,220)	(13,798)	(24,919)	(26,404)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	2,055	2,426	2,110	3,312	4,259	8,839
Reinvestment of distributions	226	244	104	164	1,669	1,855
Payments for redemptions	(1,426)	(2,041)	(4,320)	(3,434)	(7,589)	(12,976)
Increase (decrease) in net assets from Class A transactions	855	629	(2,106)	42	(1,661)	(2,282)
Class C:
Proceeds from sales	-	-	-	-	277	462
Reinvestment of distributions	-	-	-	-	126	181
Payments for redemptions (note 3)	-	-	-	-	(352)	(2,823)
Increase (decrease) in net assets from Class C transactions	-	-	-	-	51	(2,180)
Class Y:
Proceeds from sales	19,409	17,962	67,779	163,207	69,526	44,937
Reinvestment of distributions	405	779	676	3,494	1,078	1,184
Payments for redemptions	(21,076)	(25,235)	(150,873)	(135,099)	(47,832)	(85,368)
Increase (decrease) in net assets from Class Y transactions	(1,262)	(6,494)	(82,418)	31,602	22,772	(39,247)
Increase (decrease) in net assets from capital share transactions	(407)	(5,865)	(84,524)	31,644	21,162	(43,709)
Total increase (decrease) in net assets	(3,600)	(7,864)	(91,938)	22,322	17,731	(48,967)
Net assets at beginning of period	146,569	154,433	425,688	403,366	459,489	508,456
Net assets at end of period	$142,969	$146,569	$333,750	$425,688	$477,220	$459,489
Undistributed net investment income at end of period	$19	$22	$255	$313	$185	$86

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

106

FIRST AMERICAN FUNDS Annual Report 2005

107

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

	Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (1)
Arizona Tax Free Fund
Class A
2005	$11.42	$0.46	$(0.07)	$(0.49)	$(0.13)	$11.19	3.49%
2004	11.33	0.49	0.12	(0.47)	(0.05)	11.42	5.50
2003	11.41	0.46	(0.06)	(0.45)	(0.03)	11.33	3.61
2002	10.99	0.48	0.44	(0.48)	(0.02)	11.41	8.69
2001	10.45	0.55	0.53	(0.54)	-	10.99	10.50
Class C
2005	$11.41	$0.42	$(0.08)	$(0.44)	$(0.13)	$11.18	3.08%
2004	11.31	0.43	0.14	(0.42)	(0.05)	11.41	5.17
2003	11.40	0.42	(0.08)	(0.40)	(0.03)	11.31	3.10
2002	10.98	0.44	0.44	(0.44)	(0.02)	11.40	8.28
2001	10.44	0.53	0.51	(0.50)	-	10.98	10.15
Class Y
2005	$11.43	$0.50	$(0.09)	$(0.52)	$(0.13)	$11.19	3.65%
2004	11.33	0.50	0.15	(0.50)	(0.05)	11.43	5.85
2003	11.41	0.48	(0.06)	(0.47)	(0.03)	11.33	3.86
2002	10.99	0.51	0.44	(0.51)	(0.02)	11.41	8.95
2001	10.45	0.57	0.53	(0.56)	-	10.99	10.76
California Intermediate Tax Free Fund
Class A
2005	$10.55	$0.39	$(0.13)	$(0.39)	$(0.07)	$10.35	2.51%
2004	10.64	0.40	(0.05)	(0.41)	(0.03)	10.55	3.36
2003	10.80	0.41	(0.14)	(0.41)	(0.02)	10.64	2.58
2002	10.41	0.42	0.39	(0.42)	-	10.80	8.01
2001	10.02	0.44	0.39	(0.44)	-	10.41	8.41
Class Y
2005	$10.57	$0.40	$(0.13)	$(0.40)	$(0.07)	$10.37	2.66%
2004	10.66	0.41	(0.05)	(0.42)	(0.03)	10.57	3.51
2003	10.81	0.43	(0.14)	(0.42)	(0.02)	10.66	2.83
2002	10.43	0.43	0.38	(0.43)	-	10.81	8.05
2001	10.04	0.44	0.39	(0.44)	-	10.43	8.39
California Tax Free Fund
Class A
2005	$11.40	$0.44	$(0.05)	$(0.44)	$(0.11)	$11.24	3.50%
2004	11.40	0.46	0.08	(0.46)	(0.08)	11.40	4.93
2003	11.63	0.47	(0.16)	(0.47)	(0.07)	11.40	2.85
2002	11.17	0.48	0.50	(0.47)	(0.05)	11.63	9.10
2001	10.66	0.52	0.50	(0.51)	-	11.17	9.73
Class C
2005	$11.41	$0.40	$(0.05)	$(0.40)	$(0.11)	$11.25	3.11%
2004	11.41	0.41	0.09	(0.42)	(0.08)	11.41	4.52
2003	11.64	0.43	(0.16)	(0.43)	(0.07)	11.41	2.45
2002	11.18	0.42	0.52	(0.43)	(0.05)	11.64	8.69
2001	10.66	0.47	0.51	(0.46)	-	11.18	9.42
Class Y
2005	$11.40	$0.47	$(0.04)	$(0.47)	$(0.11)	$11.25	3.85%
2004	11.40	0.48	0.09	(0.49)	(0.08)	11.40	5.19
2003	11.63	0.49	(0.15)	(0.50)	(0.07)	11.40	3.11
2002	11.17	0.49	0.52	(0.50)	(0.05)	11.63	9.36
2001	10.66	0.54	0.50	(0.53)	-	11.17	9.99

	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Arizona Tax Free Fund
Class A
2005	$9,547	0.75%	4.14%	1.18%	3.71%	20%
2004	9,008	0.75	4.16	1.12	3.79	21
2003	11,928	0.75	4.03	1.09	3.69	37
2002	12,413	0.75	4.40	1.37	3.78	30
2001	13,971	0.25	5.10	1.45	3.90	19
Class C
2005	$1,628	1.15%	3.74%	1.93%	2.96%	20%
2004	1,588	1.15	3.76	1.87	3.04	21
2003	1,857	1.15	3.63	1.84	2.94	37
2002	2,910	1.15	4.00	2.12	3.03	30
2001	2,003	0.65	4.66	1.84	3.47	19
Class Y
2005	$14,035	0.50%	4.39%	0.93%	3.96%	20%
2004	9,520	0.50	4.42	0.87	4.05	21
2003	9,244	0.50	4.28	0.84	3.94	37
2002	10,656	0.50	4.64	1.12	4.02	30
2001	5,822	-	5.33	1.19	4.14	19
California Intermediate Tax Free Fund
Class A
2005	$3,946	0.85%	3.71%	1.10%	3.46%	29%
2004	3,381	0.85	3.78	1.06	3.57	20
2003	4,262	0.85	3.86	1.06	3.65	17
2002	4,870	0.85	4.01	1.14	3.72	23
2001	3,392	0.70	4.25	1.21	3.74	12
Class Y
2005	$49,292	0.70%	3.86%	0.85%	3.71%	29%
2004	46,953	0.70	3.93	0.81	3.82	20
2003	44,600	0.70	4.02	0.81	3.91	17
2002	45,212	0.70	4.16	0.89	3.97	23
2001	43,647	0.70	4.26	0.96	4.00	12
California Tax Free Fund
Class A
2005	$11,888	0.75%	3.88%	1.15%	3.48%	14%
2004	9,513	0.75	4.03	1.09	3.69	16
2003	11,143	0.75	4.16	1.08	3.83	20
2002	12,954	0.75	4.26	1.31	3.70	33
2001	18,139	0.25	4.75	1.35	3.65	19
Class C
2005	$3,068	1.15%	3.47%	1.90%	2.72%	14%
2004	1,294	1.15	3.65	1.84	2.96	16
2003	1,101	1.15	3.75	1.83	3.07	20
2002	1,115	1.15	3.86	2.06	2.95	33
2001	647	0.65	4.38	1.75	3.28	19
Class Y
2005	$19,556	0.50%	4.12%	0.90%	3.72%	14%
2004	16,047	0.50	4.29	0.84	3.95	16
2003	15,243	0.50	4.40	0.83	4.07	20
2002	11,853	0.50	4.51	1.06	3.95	33
2001	6,726	-	5.00	1.10	3.90	19

  (1)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

108

FIRST AMERICAN FUNDS Annual Report 2005

109

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

	Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital	Net Asset Value End of Period
Colorado Intermediate Tax Free Fund
Class A
2005	$10.98	$0.42	$(0.19)	$(0.43)	$(0.04)	$-	$10.74
2004	11.08	0.45	(0.11)	(0.44)	-	-	10.98
2003	11.12	0.41	(0.02)	(0.43)	-	-	11.08
2002	10.79	0.47	0.32	(0.46)	-	-	11.12
2001	10.28	0.46	0.52	(0.47)	-	-	10.79
Class Y
2005	$10.95	$0.43	$(0.18)	$(0.44)	$(0.04)	$-	$10.72
2004	11.05	0.46	(0.11)	(0.45)	-	-	10.95
2003	11.10	0.43	(0.03)	(0.45)	-	-	11.05
2002	10.76	0.49	0.33	(0.48)	-	-	11.10
2001	10.26	0.48	0.49	(0.47)	-	-	10.76
Colorado Tax Free Fund
Class A
2005	$11.52	$0.49	$(0.11)	$(0.51)	$(0.09)	$-	$11.30
2004	11.57	0.51	0.02	(0.50)	(0.08)	-	11.52
2003	11.65	0.50	(0.10)	(0.48)	-	-	11.57
2002	11.09	0.48	0.56	(0.47)	(0.01)	-	11.65
2001	10.42	0.54	0.66	(0.53)	-	-	11.09
Class C
2005	$11.50	$0.43	$(0.10)	$(0.46)	$(0.09)	$-	$11.28
2004	11.56	0.44	0.03	(0.45)	(0.08)	-	11.50
2003	11.63	0.44	(0.08)	(0.43)	-	-	11.56
2002	11.08	0.44	0.56	(0.44)	(0.01)	-	11.63
2001	10.41	0.49	0.67	(0.49)	-	-	11.08
Class Y
2005	$11.53	$0.51	$(0.09)	$(0.54)	$(0.09)	$-	$11.32
2004	11.59	0.52	0.03	(0.53)	(0.08)	-	11.53
2003	11.67	0.51	(0.09)	(0.50)	-	-	11.59
2002	11.10	0.48	0.60	(0.50)	(0.01)	-	11.67
2001	10.43	0.58	0.64	(0.55)	-	-	11.10
Intermediate Tax Free Fund
Class A
2005	$11.18	$0.44	$(0.19)	$(0.45)	$(0.06)	$-	$10.92
2004	11.30	0.44	(0.10)	(0.45)	(0.01)	-	11.18
2003	11.32	0.44	(0.03)	(0.43)	-	-	11.30
2002	10.95	0.43	0.40	(0.43)	-	(0.03)	11.32
2001	10.48	0.48	0.46	(0.47)	-	-	10.95
Class Y
2005	$11.16	$0.46	$(0.19)	$(0.47)	$(0.06)	$-	$10.90
2004	11.28	0.46	(0.11)	(0.46)	(0.01)	-	11.16
2003	11.30	0.46	(0.03)	(0.45)	-	-	11.28
2002	10.93	0.44	0.40	(0.44)	-	(0.03)	11.30
2001	10.46	0.48	0.46	(0.47)	-	-	10.93

	Total Return (1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Colorado Intermediate Tax Free Fund
Class A
2005	2.11%	$13,426	0.85%	3.85%	1.10%	3.60%	20%
2004	3.12	13,969	0.85	4.00	1.06	3.79	4
2003	3.64	22,555	0.85	3.79	1.06	3.58	14
2002	7.56	15,244	0.85	4.48	1.11	4.22	15
2001	9.75	8,320	0.70	4.55	1.34	3.91	24
Class Y
2005	2.36%	$34,562	0.70%	4.01%	0.85%	3.86%	20%
2004	3.29	37,748	0.70	4.15	0.81	4.04	4
2003	3.71	47,854	0.70	3.94	0.81	3.83	14
2002	7.83	48,398	0.70	4.60	0.86	4.44	15
2001	9.67	47,907	0.70	4.58	1.09	4.19	24
Colorado Tax Free Fund
Class A
2005	3.36%	$8,362	0.75%	4.23%	1.18%	3.80%	30%
2004	4.71	10,598	0.75	4.25	1.09	3.91	12
2003	3.53	13,843	0.75	4.23	1.07	3.91	14
2002	9.72	19,633	0.75	4.32	1.30	3.77	22
2001	11.78	20,550	0.25	5.03	1.42	3.86	23
Class C
2005	2.95%	$3,423	1.15%	3.83%	1.93%	3.05%	30%
2004	4.21	3,787	1.15	3.85	1.84	3.16	12
2003	3.23	4,284	1.15	3.83	1.82	3.16	14
2002	9.23	3,705	1.15	3.95	2.05	3.05	22
2001	11.41	1,698	0.65	4.61	1.82	3.44	23
Class Y
2005	3.70%	$8,363	0.50%	4.48%	0.93%	4.05%	30%
2004	4.87	9,439	0.50	4.51	0.84	4.17	12
2003	3.78	9,516	0.50	4.49	0.82	4.17	14
2002	10.07	9,244	0.50	4.59	1.05	4.04	22
2001	12.02	1,923	-	5.32	1.18	4.14	23
Intermediate Tax Free Fund
Class A
2005	2.31%	$34,658	0.85%	3.98%	1.05%	3.78%	15%
2004	3.06	35,276	0.85	3.98	1.05	3.78	10
2003	3.74	34,231	0.85	3.91	1.05	3.71	15
2002	7.78	29,838	0.85	3.87	1.03	3.69	28
2001	9.19	23,236	0.70	4.43	1.13	4.00	12
Class Y
2005	2.47%	$641,141	0.70%	4.13%	0.80%	4.03%	15%
2004	3.22	637,361	0.70	4.13	0.80	4.03	10
2003	3.90	696,994	0.70	4.05	0.80	3.95	15
2002	7.95	485,592	0.70	4.04	0.78	3.96	28
2001	9.21	458,743	0.70	4.43	0.87	4.26	12

  (1)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

110

FIRST AMERICAN FUNDS Annual Report 2005

111

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (5)
Minnesota Intermediate Tax Free Fund
Class A
2005		$10.34	$0.39	$(0.15)	$(0.39)	$(0.03)	$10.16	2.33%
2004		10.44	0.39	(0.08)	(0.39)	(0.02)	10.34	3.03
2003		10.51	0.40	(0.04)	(0.41)	(0.02)	10.44	3.55
2002		10.21	0.43	0.29	(0.42)	-	10.51	7.23
2001		9.80	0.44	0.41	(0.44)	-	10.21	8.85
Class Y
2005		$10.29	$0.40	$(0.15)	$(0.40)	$(0.03)	$10.11	2.50%
2004		10.40	0.41	(0.10)	(0.40)	(0.02)	10.29	3.10
2003		10.46	0.42	(0.03)	(0.43)	(0.02)	10.40	3.82
2002		10.17	0.45	0.27	(0.43)	-	10.46	7.31
2001		9.76	0.44	0.41	(0.44)	-	10.17	8.89
Minnesota Tax Free Fund
Class A
2005		$11.23	$0.45	$0.03	$(0.45)	$(0.05)	$11.21	4.42%
2004		11.34	0.44	(0.01)	(0.45)	(0.09)	11.23	3.94
2003		11.39	0.48	(0.05)	(0.45)	(0.03)	11.34	3.90
2002		11.06	0.47	0.34	(0.47)	(0.01)	11.39	7.23
2001		10.64	0.53	0.43	(0.54)	-	11.06	9.24
Class C
2005		$11.19	$0.41	$0.03	$(0.41)	$(0.05)	$11.17	4.02%
2004		11.31	0.39	(0.01)	(0.41)	(0.09)	11.19	3.45
2003		11.36	0.43	(0.04)	(0.41)	(0.03)	11.31	3.51
2002		11.04	0.43	0.33	(0.43)	(0.01)	11.36	7.10
2001		10.62	0.49	0.43	(0.50)	-	11.04	8.88
Class Y
2005		$11.22	$0.48	$0.03	$(0.48)	$(0.05)	$11.20	4.69%
2004		11.33	0.47	(0.01)	(0.48)	(0.09)	11.22	4.20
2003		11.38	0.51	(0.05)	(0.48)	(0.03)	11.33	4.16
2002		11.05	0.49	0.35	(0.50)	(0.01)	11.38	7.84
2001		10.63	0.55	0.44	(0.57)	-	11.05	9.52
Missouri Tax Free Fund
Class A
2005		$12.32	$0.45	$(0.12)	$(0.45)	$(0.06)	$12.14	2.74%
2004		12.37	0.45	(0.02)	(0.45)	(0.03)	12.32	3.60
2003		12.47	0.45	(0.04)	(0.45)	(0.06)	12.37	3.45
2002		12.05	0.46	0.47	(0.47)	(0.04)	12.47	7.99
2001	(1)(2)	11.54	0.46	0.50	(0.44)	(0.01)	12.05	8.44
2000	(3)	11.31	0.48	0.23	(0.48)	-	11.54	6.41
Class C
2005		$12.29	$0.40	$(0.11)	$(0.40)	$(0.06)	$12.12	2.42%
2004		12.35	0.40	(0.03)	(0.40)	(0.03)	12.29	3.11
2003		12.46	0.40	(0.04)	(0.41)	(0.06)	12.35	3.05
2002		12.05	0.41	0.48	(0.44)	(0.04)	12.46	7.58
2001	(4)	12.03	-	0.02	-	-	12.05	0.17
Class Y
2005		$12.32	$0.48	$(0.11)	$(0.48)	$(0.06)	$12.15	3.08%
2004		12.38	0.48	(0.03)	(0.48)	(0.03)	12.32	3.77
2003		12.48	0.49	(0.05)	(0.48)	(0.06)	12.38	3.71
2002		12.06	0.48	0.48	(0.50)	(0.04)	12.48	8.25
2001	(1)(2)	11.55	0.49	0.50	(0.47)	(0.01)	12.06	8.67
2000	(3)	11.32	0.50	0.23	(0.50)	-	11.55	6.60

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Minnesota Intermediate Tax Free Fund
Class A
2005		$32,326	0.85%	3.78%	1.06%	3.57%	15%
2004		35,047	0.85	3.77	1.05	3.57	8
2003		31,044	0.85	3.85	1.05	3.65	15
2002		19,914	0.85	4.27	1.03	4.09	15
2001		12,408	0.70	4.38	1.13	3.95	13
Class Y
2005		$197,251	0.70%	3.93%	0.81%	3.82%	15%
2004		216,906	0.70	3.92	0.80	3.82	8
2003		238,958	0.70	4.01	0.80	3.91	15
2002		251,597	0.70	4.41	0.78	4.33	15
2001		255,939	0.70	4.38	0.88	4.20	13
Minnesota Tax Free Fund
Class A
2005		$106,783	0.95%	4.04%	1.06%	3.93%	16%
2004		114,981	0.95	3.87	1.05	3.77	25
2003		125,916	0.95	4.25	1.06	4.14	23
2002		135,607	0.95	4.22	1.09	4.08	26
2001		107,260	0.95	4.84	1.18	4.61	15
Class C
2005		$9,841	1.35%	3.64%	1.81%	3.18%	16%
2004		10,387	1.35	3.47	1.80	3.02	25
2003		11,951	1.35	3.85	1.81	3.39	23
2002		11,703	1.35	3.80	1.84	3.31	26
2001		6,382	1.35	4.39	1.58	4.16	15
Class Y
2005		$46,471	0.70%	4.29%	0.81%	4.18%	16%
2004		42,900	0.70	4.12	0.80	4.02	25
2003		47,858	0.70	4.50	0.81	4.39	23
2002		54,638	0.70	4.47	0.84	4.33	26
2001		49,078	0.70	5.09	0.93	4.86	15
Missouri Tax Free Fund
Class A
2005		$30,188	0.95%	3.65%	1.06%	3.54%	19%
2004		27,114	0.95	3.68	1.05	3.58	15
2003		28,141	0.95	3.69	1.06	3.58	20
2002		26,496	0.95	3.81	1.06	3.70	25
2001	(1)(2)	22,573	0.94	4.23	1.00	4.17	9
2000	(3)	19,876	0.87	4.59	0.98	4.48	3
Class C
2005		$190	1.35%	3.25%	1.81%	2.79%	19%
2004		218	1.35	3.28	1.80	2.83	15
2003		279	1.35	3.30	1.81	2.84	20
2002		21	1.35	3.28	1.81	2.82	25
2001	(4)	-	-	-	-	-	9
Class Y
2005		$151,710	0.70%	3.90%	0.81%	3.79%	19%
2004		152,676	0.70	3.93	0.80	3.83	15
2003		168,094	0.70	3.94	0.81	3.83	20
2002		142,344	0.70	4.06	0.81	3.95	25
2001	(1)(2)	129,715	0.69	4.48	0.75	4.42	9
2000	(3)	126,896	0.67	4.79	1.08	4.38	3

  (1)  The financial highlights for the Missouri Tax Free Fund prior to September 24, 2001 are those of the Firstar Missouri Tax-Exempt Bond Fund Class A shares and Class I shares. The assets of the Firstar Missouri Tax-Exempt Bond Fund were acquired by Missouri Tax Free Fund on September 24, 2001. In connection with such acquisition,
Class A shares and Class I shares of the Firstar Missouri Tax-Exempt Bond Fund were exchanged for Class A shares and Class Y shares of Missouri Tax Free Fund, respectively.

  (2)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year-end was changed from October 31 to September 30.
All ratios for the period have been annualized, except total return and portfolio turnover.

  (3)  For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund's fiscal year-end was changed from November 30 from October 31.
All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

112

FIRST AMERICAN FUNDS Annual Report 2005

113

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (3)
Nebraska Tax Free Fund
Class A
2005		$10.66	$0.39	$(0.05)	$(0.42)	$-	$10.58	3.20%
2004		10.66	0.41	0.03	(0.40)	(0.04)	10.66	4.18
2003		10.70	0.41	(0.04)	(0.40)	(0.01)	10.66	3.57
2002		10.20	0.41	0.49	(0.40)	-	10.70	9.09
2001	(1)	10.00	0.24	0.20	(0.24)	-	10.20	4.48
Class C
2005		$10.58	$0.35	$(0.06)	$(0.37)	$-	$10.50	2.81%
2004		10.58	0.35	0.04	(0.35)	(0.04)	10.58	3.80
2003		10.63	0.36	(0.04)	(0.36)	(0.01)	10.58	3.10
2002		10.14	0.36	0.50	(0.37)	-	10.63	8.66
2001	(1)	10.00	0.20	0.17	(0.23)	-	10.14	3.71
Class Y
2005		$10.66	$0.43	$(0.07)	$(0.44)	$-	$10.58	3.45%
2004		10.65	0.43	0.04	(0.42)	(0.04)	10.66	4.54
2003		10.69	0.43	(0.03)	(0.43)	(0.01)	10.65	3.82
2002		10.19	0.43	0.50	(0.43)	-	10.69	9.37
2001	(1)	10.00	0.26	0.19	(0.26)	-	10.19	4.51
Ohio Tax Free Fund
Class A
2005		$10.52	$0.36	$(0.06)	$(0.36)	$(0.04)	$10.42	2.86%
2004		10.54	0.36	0.07	(0.35)	(0.10)	10.52	4.16
2003		10.58	0.36	(0.03)	(0.37)	-	10.54	3.22
2002	(2)	10.00	0.15	0.59	(0.16)	-	10.58	7.42
Class C
2005		$10.41	$0.32	$(0.05)	$(0.32)	$(0.04)	$10.32	2.58%
2004		10.44	0.29	0.09	(0.31)	(0.10)	10.41	3.69
2003		10.57	0.32	(0.12)	(0.33)	-	10.44	1.95
2002	(2)	10.00	0.13	0.58	(0.14)	-	10.57	7.13
Class Y
2005		$10.53	$0.38	$(0.05)	$(0.39)	$(0.04)	$10.43	3.12%
2004		10.55	0.38	0.07	(0.37)	(0.10)	10.53	4.42
2003		10.57	0.39	(0.02)	(0.39)	-	10.55	3.65
2002	(2)	10.00	0.16	0.58	(0.17)	-	10.57	7.41
Oregon Intermediate Tax Free Fund
Class A
2005		$10.30	$0.36	$(0.19)	$(0.36)	$(0.04)	$10.07	1.67%
2004		10.43	0.37	(0.05)	(0.37)	(0.08)	10.30	3.20
2003		10.49	0.37	(0.03)	(0.38)	(0.02)	10.43	3.31
2002		10.18	0.40	0.31	(0.40)	-	10.49	7.23
2001		9.74	0.43	0.44	(0.43)	-	10.18	9.08
Class Y
2005		$10.30	$0.38	$(0.19)	$(0.38)	$(0.04)	$10.07	1.82%
2004		10.43	0.39	(0.05)	(0.39)	(0.08)	10.30	3.35
2003		10.49	0.40	(0.05)	(0.39)	(0.02)	10.43	3.46
2002		10.18	0.42	0.31	(0.42)	-	10.49	7.39
2001		9.74	0.43	0.44	(0.43)	-	10.18	9.08

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Nebraska Tax Free Fund
Class A
2005		$7,136	0.75%	3.78%	1.12%	3.41%	21%
2004		4,925	0.75	3.82	1.08	3.49	17
2003		4,869	0.75	3.87	1.07	3.55	15
2002		4,904	0.75	3.98	1.29	3.44	35
2001	(1)	5,090	0.55	4.12	1.38	3.29	30
Class C
2005		$1,565	1.15%	3.38%	1.87%	2.66%	21%
2004		1,861	1.15	3.42	1.83	2.74	17
2003		1,657	1.15	3.46	1.82	2.79	15
2002		982	1.15	3.57	2.04	2.68	35
2001	(1)	226	0.95	3.73	1.75	2.93	30
Class Y
2005		$32,418	0.50%	4.03%	0.87%	3.66%	21%
2004		29,722	0.50	4.07	0.83	3.74	17
2003		28,120	0.50	4.11	0.82	3.79	15
2002		27,348	0.50	4.22	1.04	3.68	35
2001	(1)	22,443	0.30	4.36	1.13	3.53	30
Ohio Tax Free Fund
Class A
2005		$988	0.75%	3.41%	1.11%	3.05%	13%
2004		1,200	0.75	3.43	1.08	3.10	19
2003		849	0.75	3.52	1.09	3.18	22
2002	(2)	453	0.75	3.25	1.23	2.77	3
Class C
2005		$174	1.15%	3.01%	1.86%	2.30%	13%
2004		120	1.15	3.03	1.83	2.35	19
2003		215	1.15	3.08	1.84	2.39	22
2002	(2)	1	1.15	3.01	1.98	2.18	3
Class Y
2005		$41,104	0.50%	3.66%	0.86%	3.30%	13%
2004		39,240	0.50	3.68	0.82	3.36	19
2003		39,465	0.50	3.78	0.84	3.44	22
2002	(2)	38,083	0.50	3.74	0.98	3.26	3
Oregon Intermediate Tax Free Fund
Class A
2005		$9,356	0.85%	3.56%	1.06%	3.35%	20%
2004		8,700	0.85	3.62	1.05	3.42	12
2003		8,189	0.85	3.67	1.05	3.47	17
2002		7,030	0.85	3.95	1.05	3.75	18
2001		5,477	0.70	4.27	1.13	3.84	20
Class Y
2005		$133,613	0.70%	3.71%	0.81%	3.60%	20%
2004		137,869	0.70	3.77	0.80	3.67	12
2003		146,244	0.70	3.82	0.80	3.72	17
2002		151,928	0.70	4.10	0.80	4.00	18
2001		153,951	0.70	4.28	0.89	4.09	20

  (1)  Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (2)  Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

  (3)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (6)
Short Tax Free Fund
Class A
2005		$9.96	$0.24	$(0.17)	$(0.25)	$-	$9.78	0.67%
2004		10.18	0.26	(0.17)	(0.25)	(0.06)	9.96	0.90
2003	(1)	10.00	0.26	0.19	(0.27)	-	10.18	4.54
Class Y
2005		$9.96	$0.26	$(0.18)	$(0.26)	$-	$9.78	0.83%
2004		10.18	0.27	(0.17)	(0.26)	(0.06)	9.96	1.05
2003	(1)	10.00	0.28	0.18	(0.28)	-	10.18	4.66
Tax Free Fund
Class A
2005		$11.18	$0.47	$0.03	$(0.47)	$(0.11)	$11.10	4.51%
2004		11.28	0.47	0.02	(0.48)	(0.11)	11.18	4.45
2003		11.44	0.47	(0.03)	(0.47)	(0.13)	11.28	4.06
2002		10.99	0.47	0.44	(0.46)	-	11.44	8.56
2001	(2)(3)	10.53	0.42	0.43	(0.39)	-	10.99	8.22
2000	(4)	10.20	0.40	0.34	(0.41)	-	10.53	7.43
Class C
2005		$11.13	$0.42	$0.03	$(0.42)	$(0.11)	$11.05	4.13%
2004		11.24	0.43	-	(0.43)	(0.11)	11.13	3.92
2003		11.40	0.42	(0.02)	(0.43)	(0.13)	11.24	3.67
2002		10.96	0.42	0.45	(0.43)	-	11.40	8.14
2001	(5)	10.93	0.01	0.02	-	-	10.96	0.27
Class Y
2005		$11.19	$0.50	$0.02	$(0.49)	$(0.11)	$11.11	4.77%
2004		11.29	0.50	0.01	(0.50)	(0.11)	11.19	4.71
2003		11.45	0.50	(0.03)	(0.50)	(0.13)	11.29	4.31
2002		11.00	0.49	0.45	(0.49)	-	11.45	8.84
2001	(2)(3)	10.53	0.44	0.45	(0.42)	-	11.00	8.59
2000	(4)	10.21	0.42	0.33	(0.43)	-	10.53	7.63

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Short Tax Free Fund
Class A
2005		$4,103	0.75%	2.46%	1.06%	2.15%	37%
2004		6,329	0.75	2.55	1.05	2.25	30
2003	(1)	6,448	0.75	2.67	1.05	2.37	54
Class Y
2005		$329,647	0.60%	2.62%	0.81%	2.41%	37%
2004		419,359	0.60	2.70	0.80	2.50	30
2003	(1)	396,918	0.60	3.00	0.80	2.80	54
Tax Free Fund
Class A
2005		$38,205	0.95%	4.20%	1.06%	4.09%	8%
2004		40,156	0.95	4.18	1.05	4.08	23
2003		42,942	0.95	4.21	1.05	4.11	23
2002		43,708	0.95	4.20	1.02	4.13	39
2001	(2)(3)	48,769	1.16	4.27	1.18	4.25	3
2000	(4)	1,526	0.98	4.34	1.09	4.23	4
Class C
2005		$2,712	1.35%	3.80%	1.81%	3.34%	8%
2004		2,682	1.35	3.77	1.80	3.32	23
2003		4,880	1.35	3.81	1.80	3.36	23
2002		6,199	1.35	3.82	1.77	3.40	39
2001	(5)	4,494	1.04	5.61	1.04	5.61	3
Class Y
2005		$436,303	0.70%	4.45%	0.81%	4.34%	8%
2004		416,651	0.70	4.43	0.80	4.33	23
2003		460,634	0.70	4.46	0.80	4.36	23
2002		497,140	0.70	4.47	0.77	4.40	39
2001	(2)(3)	501,361	0.73	4.32	0.74	4.31	3
2000	(4)	253,803	0.78	4.54	1.19	4.13	4

  (1)  Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

  (2)  The financial highlights for the Tax Free Fund prior to September 24, 2001 are those of the Firstar National Municipal Bond Fund Class A shares and Class I shares.
The assets of the Firstar National Municipal Bond Fund were acquired by Tax Free Fund on September 24, 2001. In connection with such acquisition, Class A shares and Class I shares of the Firstar National Municipal Bond Fund were exchanged for Class A shares and Class Y shares of Tax Free Fund, respectively. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Tax Free Fund and the Firstar National Municipal Bond Fund. Firstar National
Municipal Bond Fund is the accounting survivor.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal-year end was changed from October 31 to September 30.
All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund's fiscal year-end was changed from November 30 from October 31.
All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements  September 30, 2005

1 >  Organization

The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Oregon Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund (each a "fund" and collectively, the "funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of the First American Family of Funds. As of September 30, 2005, FAIF offered 38 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAIF's articles of incorporation permit the board of directors to create additional funds in the future. The Intermediate Tax Free Fund, Short Tax Free Fund, and Tax Free Fund are each diversified open-end management investment companies. The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund are each non-diversified open-end management investment companies. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

The funds offer Class A and Class Y shares. The Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund also offer Class C shares. Class A shares of Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares may be subject to a contingent deferred sales charge of 1.00% for 12 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds' prospectuses provide a description of each fund's investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

2 >  Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds' board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of September 30, 2005, the funds held no fair-valued securities. Debt obligations with 60 days or

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less remaining until maturity will be valued at their amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. The resulting gain/loss is calculated as the difference between the fair value and the underlying cost of the security on the transaction date.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid monthly and are payable in cash or reinvested in additional shares of each respective fund. Any net realized capital gains on sales of a fund's securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to book and tax differences for classification of dividends paid by the funds. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made (000):

Fund	Accumulated Net Realized Gain	Undistributed Net Investment Income
Arizona Tax Free Fund	$(5)	$5

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal years ended September 30, 2005 and 2004, were characterized as follows (000):

	2005
Fund	Tax Exempt Income	Ordinary Income	Long Term Gain	Total
Arizona Tax Free Fund	$984	$3	$235	$1,222
California Intermediate Tax Free Fund	2,002	27	329	2,358
California Tax Free Fund	1,203	53	199	1,455
Colorado Intermediate Tax Free Fund	2,077	-	169	2,246
Colorado Tax Free Fund	992	-	177	1,169
Intermediate Tax Free Fund	28,143	-	3,679	31,822
Minnesota Intermediate Tax Free Fund	9,305	-	797	10,102
Minnesota Tax Free Fund	6,755	-	811	7,566
Missouri Tax Free Fund	7,004	-	924	7,928
Nebraska Tax Free Fund	1,581	-	-	1,581
Ohio Tax Free Fund	1,564	-	133	1,697
Oregon Intermediate Tax Free Fund	5,290	-	511	5,801
Short Tax Free Fund	10,220	-	-	10,220
Tax Free Fund	20,510	-	4,409	24,919

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Notes to Financial Statements  September 30, 2005

	2004
Fund	Tax Exempt Income	Ordinary Income	Long Term Gain	Total
Arizona Tax Free Fund	$884	$39	$63	$986
California Intermediate Tax Free Fund	1,931	83	74	2,088
California Tax Free Fund	1,139	-	210	1,349
Colorado Intermediate Tax Free Fund	2,396	12	-	2,408
Colorado Tax Free Fund	1,081	18	186	1,285
Intermediate Tax Free Fund	28,938	100	741	29,779
Minnesota Intermediate Tax Free Fund	10,248	56	467	10,771
Minnesota Tax Free Fund	7,250	103	1,314	8,667
Missouri Tax Free Fund	7,261	5	508	7,774
Nebraska Tax Free Fund	1,391	27	95	1,513
Ohio Tax Free Fund	1,438	183	185	1,806
Oregon Intermediate Tax Free Fund	5,536	97	1,080	6,713
Short Tax Free Fund	11,367	172	2,259	13,798
Tax Free Fund	21,461	155	4,788	26,404

As of September 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Capital and Post-October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Arizona Tax Free Fund	$-	$-	$210	$-	$1,337	$1,547
California Intermediate Tax Free Fund	85	16	90	-	2,263	2,454
California Tax Free Fund	12	9	53	-	1,718	1,792
Colorado Intermediate Tax Free Fund	21	19	266	-	2,768	3,074
Colorado Tax Free Fund	52	-	541	-	1,574	2,167
Intermediate Tax Free Fund	6	43	990	-	34,499	35,538
Minnesota Intermediate Tax Free Fund	23	136	1,359	-	9,522	11,040
Minnesota Tax Free Fund	28	172	381	-	9,254	9,835
Missouri Tax Free Fund	2	66	1,257	-	7,803	9,128
Nebraska Tax Free Fund	-	12	63	-	1,553	1,628
Ohio Tax Free Fund	-	29	41	-	1,357	1,427
Oregon Intermediate Tax Free Fund	16	3	556	-	5,159	5,734
Short Tax Free Fund	-	255	-	(625)	(799)	(1,169)
Tax Free Fund	28	157	944	-	30,249	31,378

As of September 30, 2005, Short Tax Free Fund had a capital loss carryforward of $238,000 that will expire in 2013.

The Short Tax Free Fund incurred a loss for tax purposes for the period from November 1, 2004 to September 30, 2005. As permitted by tax regulations, the fund intends to elect to defer and treat those losses as arising in the fiscal year ending September 30, 2006. The fund had a deferred loss of $387,000.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the fund maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund's net asset value if the fund makes such investments while remaining substantially fully invested. At September 30, 2005, the following funds had outstanding when-issued commitments (000):

Fund	Cost	Segregated Assets
Arizona Tax Free Fund	$396	$1,433
California Intermediate Tax Free Fund	247	2,542
California Tax Free Fund	543	1,738
Intermediate Tax Free Fund	2,096	15,966
Minnesota Intermediate Tax Free Fund	3,379	9,191
Missouri Tax Free Fund	1,063	10,568
Nebraska Tax Free Fund	1,173	1,824
Short Tax Free Fund	5,636	8,380
Tax Free Fund	1,363	37,713

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ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds' board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds' board of directors. At September 30, 2005, no fund had investments in illiquid securities.

INVERSE FLOATERS – As part of their investment strategy, the funds may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject a fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the funds invest in inverse floaters, the net asset value of the funds' shares may be more volatile than if the funds did not invest in such securities. At September 30, 2005, no fund had investments in inverse floaters.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are generally allocated to the funds on the basis of relative net assets of all funds within the First American Family of Funds. Class specific expenses, such as distribution fees and shareholder servicing fees are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended September 30, 2005.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >  Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc. ("USBAM"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages each fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for each fund is 0.50%. USBAM has agreed to waive fees and reimburse other fund expenses through June 30, 2006, so that total fund operating

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Notes to Financial Statements  September 30, 2005

expenses, as a percentage of average daily net assets, do not exceed the following amounts:

		Share Class
Fund	A	C	Y
Arizona Tax Free Fund	0.75%	1.15%	0.50%
California Intermediate Tax Free Fund	0.85	NA	0.70
California Tax Free Fund	0.75	1.15	0.50
Colorado Intermediate Tax Free Fund	0.85	NA	0.70
Colorado Tax Free Fund	0.75	1.15	0.50
Intermediate Tax Free Fund	0.85	NA	0.70
Minnesota Intermediate Tax Free Fund	0.85	NA	0.70
Minnesota Tax Free Fund	0.95	1.35	0.70
Missouri Tax Free Fund	0.95	1.35	0.70
Nebraska Tax Free Fund	0.75	1.15	0.50
Ohio Tax Free Fund	0.75	1.15	0.50
Oregon Intermediate Tax Free Fund	0.85	NA	0.70
Short Tax Free Fund	0.75	NA	0.60
Tax Free Fund	0.95	1.35	0.70

NA = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the investing funds and the related money market funds, USBAM will reimburse each investing fund an amount equal to that portion of USBAM's investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. For financial statement purposes, these reimbursements are recorded as investment income.

ADMINISTRATION FEES – Effective July 1, 2005, USBAM serves as the funds' administrator pursuant to an administration agreement between USBAM and the funds. U.S. Bancorp Fund Services, LLC ("USBFS") serves as sub-administrator pursuant to a sub-administration agreement between USBFS and USBAM. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, USBAM is compensated to provide, or compensates other entities to provide, services to the funds. These services include various legal, oversight and administrative services and accounting services. Effective July 1, 2005, the funds pay USBAM administration fees, which are calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse USBAM and, indirectly, the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

Prior to July 1, 2005, USBAM and USBFS served as "co-administrators" pursuant to a co-administration agreement between the co-administrators and the funds. The funds paid the administration fees to the co-administrators, which were calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.235% of the next $17 billion of the aggregate average daily net assets, 0.22% of the next $25 billion of the aggregate daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. In addition, the funds paid transfer agent fees under the co-administration agreement of $18,500 per share class plus additional per account fees. In addition to these fees, the funds reimbursed the co-administrators for any out-of-pocket expenses incurred in providing administration services.

For the fiscal year ended September 30, 2005, administration fees paid to USBAM and USBFS by the funds included in this annual report were as follows (000):

Fund	Amount
Arizona Tax Free Fund	$45
California Intermediate Tax Free Fund	106
California Tax Free Fund	59
Colorado Intermediate Tax Free Fund	103
Colorado Tax Free Fund	45
Intermediate Tax Free Fund	1,347
Minnesota Intermediate Tax Free Fund	488
Minnesota Tax Free Fund	338
Missouri Tax Free Fund	366
Nebraska Tax Free Fund	78
Ohio Tax Free Fund	86
Oregon Intermediate Tax Free Fund	290
Short Tax Free Fund	796
Tax Free Fund	942

TRANSFER AGENT FEES – Effective July 1, 2005, USBFS serves as the funds' transfer agent pursuant to a transfer agent and shareholder servicing agreement with FAIF. FAIF pays transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each fund based upon the fund's pro rata share of the aggregate average daily net assets of the funds that comprise FAIF. Under the new transfer agent and shareholder servicing agreement, FAIF also pays USBFS a fee equal, on an annual basis, to 0.10% of each fund's

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average daily net assets. This fee compensates USBFS for providing certain shareholder services and reimburses USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. In addition to these fees, the funds reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services. Prior to July 1, 2005, these services were provided by USBFS pursuant to the co-administration agreement.

For the fiscal year ended September 30, 2005, transfer agent fees paid to USBFS by the funds included in this annual report were as follows (000):

Fund	Amount
Arizona Tax Free Fund	$14
California Intermediate Tax Free Fund	32
California Tax Free Fund	19
Colorado Intermediate Tax Free Fund	31
Colorado Tax Free Fund	13
Intermediate Tax Free Fund	411
Minnesota Intermediate Tax Free Fund	146
Minnesota Tax Free Fund	102
Missouri Tax Free Fund	112
Nebraska Tax Free Fund	24
Ohio Tax Free Fund	26
Oregon Intermediate Tax Free Fund	88
Short Tax Free Fund	230
Tax Free Fund	290

CUSTODIAN FEES – U.S. Bank serves as the funds' custodian pursuant to a custodian agreement with FAIF. Effective July 1, 2005, the fee for each fund was reduced from an annual rate of 0.01% of average daily net assets to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Effective July 1, 2005, the funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances will be used to reduce a portion of each fund's custodian expenses. For the fiscal year ended September 30, 2005, custodian fees were not reduced as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to distribution agreement with FAIF. Under the distribution agreement and pursuant to a plan adopted by each fund under Rule 12b-1 of the Investment Company Act, each of the funds pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25% and 1.00% of each fund's average daily net assets of the Class A and Class C shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, or shareholder servicing activities.

Quasar is currently waiving fees equal to an annual rate of 0.10% of average daily net assets for Class A shares in California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Oregon Intermediate Tax Free Fund, and Short Tax Free Fund. For Class C shares, Quasar is currently waiving fees equal to an annual rate of 0.35% of average daily net assets for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund.

For the fiscal year ended September 30, 2005, total distribution and shareholder servicing fees waived by Quasar for the funds included in this annual report were as follows (000):

Fund	Amount
Arizona Tax Free Fund	$6
California Intermediate Tax Free Fund	4
California Tax Free Fund	6
Colorado Intermediate Tax Free Fund	14
Colorado Tax Free Fund	13
Intermediate Tax Free Fund	35
Minnesota Intermediate Tax Free Fund	34
Minnesota Tax Free Fund	35
Missouri Tax Free Fund	1
Nebraska Tax Free Fund	6
Ohio Tax Free Fund	-	*
Oregon Intermediate Tax Free Fund	9
Short Tax Free Fund	5
Tax Free Fund	10

*  Rounds to zero.

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar for the fiscal year ended September 30, 2005 (000):

Fund	Amount
Arizona Tax Free Fund	$5
California Intermediate Tax Free Fund	6
California Tax Free Fund	25
Colorado Intermediate Tax Free Fund	17
Colorado Tax Free Fund	15
Intermediate Tax Free Fund	40
Minnesota Intermediate Tax Free Fund	29
Minnesota Tax Free Fund	60
Missouri Tax Free Fund	64
Nebraska Tax Free Fund	6
Ohio Tax Free Fund	4
Oregon Intermediate Tax Free Fund	12
Short Tax Free Fund	8
Tax Free Fund	41

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Notes to Financial Statements  September 30, 2005

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, transfer agent fees and administration fees, each fund is responsible for paying other operating expenses, including: fees and expenses of independent directors, registration fees, postage and printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses. For the fiscal year ended September 30, 2005, legal fees and expenses were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions made in the Class C shares for the first 12 months. The CDSC is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended September 30, 2005, total front-end sales charges and CDSCs retained by affiliates of USBAM for distributing the funds' shares were as follows (000):

Fund	Amount
Arizona Tax Free Fund	$-	*
California Intermediate Tax Free Fund	19
California Tax Free Fund	159
Colorado Intermediate Tax Free Fund	46
Colorado Tax Free Fund	17
Intermediate Tax Free Fund	14
Minnesota Intermediate Tax Free Fund	45
Minnesota Tax Free Fund	77
Missouri Tax Free Fund	110
Nebraska Tax Free Fund	22
Ohio Tax Free Fund	8
Oregon Intermediate Tax Free Fund	29
Short Tax Free Fund	12
Tax Free Fund	42

*  Rounds to zero.

4 >  Capital Share Transactions

FAIF has 324 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows (000):

	Arizona Tax Free Fund		California Intermediate Tax Free Fund		California Tax Free Fund		Colorado Intermediate Tax Free Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
Class A:
Shares issued	189	162	131	174	373	155	392	187
Shares issued in lieu of cash distributions	37	35	11	12	33	37	39	43
Shares redeemed	(162)	(461)	(81)	(267)	(184)	(335)	(454)	(994)
Total Class A transactions	64	(264)	61	(81)	222	(143)	(23)	(764)
Class C:
Shares issued	18	33	-	-	163	51	-	-
Shares issued in lieu of cash distributions	6	4	-	-	6	4	-	-
Shares redeemed	(17)	(62)	-	-	(9)	(38)	-	-
Total Class C transactions	7	(25)	-	-	160	17	-	-
Class Y:
Shares issued	459	204	609	777	536	358	583	196
Shares issued in lieu of cash distributions	6	2	8	3	3	2	5	1
Shares redeemed	(44)	(189)	(307)	(523)	(207)	(290)	(810)	(1,081)
Total Class Y transactions	421	17	310	257	332	70	(222)	(884)
Net increase (decrease) in capital shares	492	(272)	371	176	714	(56)	(245)	(1,648)

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	Colorado Tax Free Fund		Intermediate Tax Free Fund		Minnesota Intermediate Tax Free Fund	Minnesota Tax Free Fund		Missouri Tax Free Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
Class A:
Shares issued	26	77	714	1,364	553	1,288	716	664	374	314
Shares issued in lieu of cash distributions	37	47	114	102	100	91	356	477	51	46
Shares redeemed	(243)	(400)	(809)	(1,341)	(859)	(963)	(1,782)	(2,006)	(140)	(434)
Total Class A transactions	(180)	(276)	19	125	(206)	416	(710)	(865)	285	(74)
Class C:
Shares issued	42	24	-	-	-	-	83	76	-	1
Shares issued in lieu of cash distributions	15	15	-	-	-	-	34	43	1	1
Shares redeemed	(83)	(80)	-	-	-	-	(164)	(248)	(3)	(6)
Total Class C transactions	(26)	(41)	-	-	-	-	(47)	(129)	(2)	(4)
Class Y:
Shares issued	122	106	10,127	8,772	1,581	2,053	779	540	1,808	1,288
Shares issued in lieu of cash distributions	1	1	321	208	33	32	19	21	23	22
Shares redeemed	(202)	(110)	(8,735)	(13,668)	(3,175)	(3,996)	(471)	(961)	(1,732)	(2,503)
Total Class Y transactions	(79)	(3)	1,713	(4,688)	(1,561)	(1,911)	327	(400)	99	(1,193)
Net increase (decrease) in capital shares	(285)	(320)	1,732	(4,563)	(1,767)	(1,495)	(430)	(1,394)	382	(1,271)

	Nebraska Tax Free Fund		Ohio Tax Free Fund		Oregon Intermediate Tax Free Fund	Short Tax Free Fund		Tax Free Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
Class A:
Shares issued	295	137	24	77	202	237	213	330	382	791
Shares issued in lieu of cash distributions	11	12	2	2	22	24	11	16	150	166
Shares redeemed	(93)	(144)	(45)	(46)	(139)	(201)	(440)	(344)	(682)	(1,170)
Total Class A transactions	213	5	(19)	33	85	60	(216)	2	(150)	(213)
Class C:
Shares issued	39	51	10	11	-	-	-	-	25	42
Shares issued in lieu of cash distributions	4	5	-	1	-	-	-	-	11	16
Shares redeemed	(70)	(37)	(5)	(20)	-	-	-	-	(32)	(251)
Total Class C transactions	(27)	19	5	(8)	-	-	-	-	4	(193)
Class Y:
Shares issued	669	461	779	558	1,909	1,741	6,860	16,264	6,235	4,012
Shares issued in lieu of cash distributions	9	6	22	25	39	76	69	347	97	106
Shares redeemed	(403)	(317)	(590)	(596)	(2,067)	(2,448)	(15,310)	(13,499)	(4,293)	(7,665)
Total Class Y transactions	275	150	211	(13)	(119)	(631)	(8,381)	3,112	2.039	(3,547)
Net increase (decrease) in capital shares	461	174	197	12	(34)	(571)	(8,597)	3,114	1,893	(3,953)

5 >  Investment Security Transactions

During the fiscal year ended September 30, 2005, purchases of securities and proceeds from sales of securities other than government securities and temporary investments in short-term securities, were as follows (000):

Fund	Purchases	Sales
Arizona Tax Free Fund	$8,413	$4,379
California Intermediate Tax Free Fund	18,729	14,453
California Tax Free Fund	11,086	4,031
Colorado Intermediate Tax Free Fund	9,613	12,511
Colorado Tax Free Fund	6,545	10,205
Intermediate Tax Free Fund	110,131	98,187
Minnesota Intermediate Tax Free Fund	36,449	55,211
Minnesota Tax Free Fund	27,857	25,682
Missouri Tax Free Fund	36,849	33,451
Nebraska Tax Free Fund	11,853	7,927
Ohio Tax Free Fund	7,576	5,253
Oregon Intermediate Tax Free Fund	28,400	30,866
Short Tax Free Fund	136,907	217,089
Tax Free Fund	61,495	37,638

The aggregate gross unrealized appreciation and depreciation for securities held by the funds and the total cost of securities for federal income tax purposes at September 30, 2005, were as follows (000):

Fund	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net	Federal Income Tax Cost
Arizona Tax Free Fund	$1,393	$(56)	$1,337	$23,565
California Intermediate Tax Free Fund	2,322	(59)	2,263	50,580
California Tax Free Fund	1,776	(58)	1,718	32,926
Colorado Intermediate Tax Free Fund	2,975	(207)	2,768	44,617
Colorado Tax Free Fund	1,582	(8)	1,574	18,312
Intermediate Tax Free Fund	35,291	(792)	34,499	635,423
Minnesota Intermediate Tax Free Fund	9,782	(260)	9,522	220,856
Minnesota Tax Free Fund	9,412	(158)	9,254	152,684
Missouri Tax Free Fund	7,941	(138)	7,803	173,314
Nebraska Tax Free Fund	1,594	(41)	1,553	40,239
Ohio Tax Free Fund	1,403	(46)	1,357	40,333
Oregon Intermediate Tax Free Fund	5,372	(213)	5,159	135,930
Short Tax Free Fund	1,293	(2,092)	(799)	339,626
Tax Free Fund	30,475	(226)	30,249	441,936

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Notes to Financial Statements  September 30, 2005

6 >  Concentration of Credit Risk

The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund invest in debt instruments of municipal issuers in specific states. Although these funds monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in the specific state or region. Additionally, each state has various guidelines relating to the tax treatment of the income distributed from each fund.

The ratings of long-term securities as a percentage of the total value of investments at September 30, 2005, were as follows (unaudited):

Standard & Poor's/ Moody's/ Fitch's Ratings:	Arizona Tax Free Fund	California Intermediate Tax Free Fund	California Tax Free Fund	Colorado Intermediate Tax Free Fund
AAA/Aaa	48.9%	51.7%	53.4%	52.5%
AA/Aa	19.0	5.6	12.6	12.7
A/A	8.8	22.6	12.5	9.7
BBB/Baa	14.2	16.8	17.6	19.4
BB/Ba	-	-	-	0.8
Nonrated	9.1	3.3	3.9	4.9
	100%	100%	100%	100%

Standard & Poor's/ Moody's/ Fitch's Ratings:	Colorado Tax Free Fund	Intermediate Tax Free Fund	Minnesota Intermediate Tax Free Fund	Minnesota Tax Free Fund	Missouri Tax Free Fund
AAA/Aaa	52.4%	58.2%	48.7%	33.0%	52.3%
AA/Aa	12.6	13.1	22.2	15.9	33.8
A/A	13.1	13.5	11.4	23.4	6.8
BBB/Baa	20.2	9.6	8.0	10.2	4.8
BB/Ba	-	0.9	1.5	1.1	1.0
Nonrated	1.7	4.7	8.2	16.4	1.3
	100%	100%	100%	100%	100%
Standard & Poor's/ Moody's/ Fitch's Ratings:	Nebraska Tax Free Fund	Ohio Tax Free Fund	Oregon Intermediate Tax Free Fund	Short Tax Free Fund	Tax Free Fund
AAA/Aaa	41.8%	45.1%	58.4%	34.6%	39.2%
AA/Aa	37.3	37.6	34.2	18.8	9.4
A/A	12.5	12.3	1.4	23.0	18.3
BBB/Baa	1.3	4.4	3.5	18.8	21.3
BB/Ba	-	-	-	-	0.9
B/B	-	-	-	0.2	-
Nonrated	7.1	0.6	2.5	4.6	10.9
	100%	100%	100%	100%	100%

In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

7 >  Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

TAX INFORMATION

The information set forth below is for each fund's fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2006 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

Dear First American Shareholders:

For the fiscal year ended September 30, 2005, each fund has designated long term capital gains, ordinary income, and tax exempt income with regard to distributions paid during the year as follows:

Fund	Long Term Capital Gains Distributions (Tax Basis)	Tax Exempt Interest	Ordinary Income Distributions (Tax Basis)	Return of Capital	Total Distributions (Tax Basis) (a)
Arizona Tax Free Fund	19%	81%	-%	-%	100%
California Intermediate Tax Free Fund	14	85	1	-	100
California Tax Free Fund	14	83	3	-	100
Colorado Intermediate Tax Free Fund	8	92	-	-	100
Colorado Tax Free Fund	15	85	-	-	100
Intermediate Tax Free Fund	12	88	-	-	100
Minnesota Intermediate Tax Free Fund	8	92	-	-	100
Minnesota Tax Free Fund	11	89	-	-	100
Missouri Tax Free Fund	12	88	-	-	100
Nebraska Tax Free Fund	-	100	-	-	100
Ohio Tax Free Fund	8	92	-	-	100
Oregon Intermediate Tax Free Fund	9	91	-	-	100
Short Tax Free Fund	-	100	-	-	100
Tax Free Fund	18	82	-	-	100

(a) None of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to porfolio securities during the most recent 12 month period ended June 30, 2005 is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds' Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make complete portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 days of the quarter end.

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the funds (the "Board"), which is comprised entirely of independent directors, oversees the management of each fund and, as required by law, determines annually whether to renew the funds' advisory agreement with U.S. Bancorp Asset Management, Inc. ("USBAM").

At a meeting on May 3-5 2005, the Board considered information relating to the funds' investment advisory agreement with USBAM (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 20-22, 2005, the Board concluded its consideration of and approved the Agreement through June 30, 2006.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the funds, the Board separately considered and approved the Agreement with respect to each fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality, and extent of USBAM's services to the fund, (2) the investment performance of the fund, (3) the profitability of USBAM related to the fund, including an analysis of USBAM's cost of providing services and comparative expense information, (4) the extent to which economies of scale are realized as the fund grows and whether fee levels are adjusted to enable fund investors to share in these economies of scale, and (5) other benefits that accrue to USBAM through its relationship with the funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by USBAM and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each fund. In reaching its conclusions, the Board considered the following:

Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality, and extent of the services provided by USBAM to each fund. The Board reviewed USBAM's key personnel who provide investment management services to each fund as well as the fact that, under the Agreement, USBAM has the authority and responsibility to make and execute investment decisions for each fund within the framework of that fund's investment policies and restrictions, subject to review by the Board. The Board further considered that USBAM's duties with respect to each fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the fund, including the fund's distributor, sub-administrator, transfer agent, and custodian. Finally, the Board considered USBAM's representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about USBAM from the fund's Chief Compliance Officer.

Based on the foregoing, the Board concluded that each fund is likely to benefit from the nature, extent, and quality of the services provided by USBAM under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each fund, as summarized below, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the fund performed versus its benchmark index. The performance periods reviewed by the Board all ended on February 28, 2005. In the case of each of the state-specific funds, the Board considered that fund's benchmark index is a national municipal index, rather than a state-specific index, and noted USBAM's assertion that the Board should place more weight on the fund's performance compared to its performance universe.

Arizona Tax Free Fund. The fund significantly outperformed its performance universe for the one-, three-, and five-year periods. The fund also outperformed its benchmark index for the three- and five-year periods (although it underperformed the index

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for the one-year period). The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe and its long-term out-performance of its benchmark, it would be in the interest of the fund and its shareholders to renew the Agreement.

California Intermediate Tax Free Fund. The fund significantly outperformed both its benchmark index and its performance universe for the one-year period. For the three- and five-year periods, the fund outperformed its performance universe, but underperformed its benchmark index. The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe and its recent out-performance of the benchmark index, it would be in the interest of the fund and its shareholders to renew the Agreement.

California Tax Free Fund. The fund outperformed its performance universe for the one-, three-, and five-year periods. The fund's Class Y shares also outperformed the benchmark index for each of these periods; the fund's Class A shares outperformed the benchmark index for the five-year period. The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe and its long-term out-performance of the benchmark index, it would be in the interest of the fund and its shareholders to renew the Agreement.

Colorado Tax Free Fund. The fund's performance was comparable to or better than that of its performance universe for the one-, three-, and five-year periods. Also, the fund outperformed its benchmark for the three- and five-year periods (although it underperformed its benchmark index for the one-year period). The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe and its long-term out-performance of the benchmark index, it would be in the interest of the fund and its shareholders to renew the Agreement.

Colorado Intermediate Tax Free Fund. The fund significantly outperformed both its benchmark index and its performance universe for the one-year period. For the three-, five-, and ten-year periods, the fund outperformed its performance universe, but underperformed its benchmark index. The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe and its recent out-performance of the benchmark index, it would be in the interest of the fund and its shareholders to renew the Agreement.

Intermediate Tax Free Fund. The fund significantly outperformed both its benchmark index and its performance universe for the one-year period. For the three-, five-, and ten-year periods, the fund outperformed its performance universe, but underperformed its benchmark index. The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe and its recent out-performance of the benchmark index, it would be in the interest of the fund and its shareholders to renew the Agreement.

Minnesota Tax Free Fund. The fund significantly outperformed its performance universe for the one-, three-, five-, and ten-year periods, although it underperformed its benchmark index for each of those periods. The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Minnesota Intermediate Tax Free Fund. The fund significantly outperformed both its benchmark index and its performance universe for the one-year period. For the three-, five-, and ten-year periods, the fund outperformed its performance universe, but underperformed its benchmark index. The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe and its recent out-performance of the benchmark index, it would be in the interest of the fund and its shareholders to renew the Agreement.

Missouri Tax Free Fund. The fund's performance was slightly below that of its performance universe for the one-year period. For the three- and five-year periods, Class Y shares outperformed the performance universe and Class A shares underperformed, whereas for the ten-year period, both share classes outperformed the performance universe. The fund underperformed its benchmark index for each of the periods. The Board concluded that, in light of the fund's longer-term competitive performance compared to the fund's performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Nebraska Tax Free Fund. The fund outperformed its performance universe for the one- and three-year periods. The fund underperformed its benchmark for the one-year period. For the three-year period, the fund's Class Y shares outperformed the

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129

NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

benchmark and Class A shares underperformed the benchmark. The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Ohio Tax Free Fund. The fund commenced operations in April 2002. For the one-year period, the fund underperformed its benchmark index. For the period since inception, Class Y share performance was in line with the benchmark, while Class A share performance was below that of the benchmark. Class Y share performance was equal to that of the performance universe for the one-year period, while Class A shares underperformed. The Board noted USBAM's assertion that interest rates at the time the fund commenced operations precluded the fund from benefiting from pre-refundings that occurred at that time. USBAM also explained that the fund's performance had been adversely affected by the difficulty of obtaining lower investment grade issues, which have generally outperformed since the fund's inception. The Board concluded that, in light of the fund's fairly short operating history and its generally competitive performance, it would be in the interest of the fund and its shareholders to renew the Agreement and to continue to monitor the development of the fund's performance record.

Oregon Intermediate Tax Free Fund. The fund outperformed its performance universe for the one-, three-, five-, and ten-year periods. For each of these periods, the fund underperformed its benchmark index. The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe, it would be in the interest of the fund and its shareholders to renew the Agreement.

Short Tax Free Fund. The fund performed in line with its benchmark index for the period since the fund's inception in October 2002 through February 28, 2005. For the one-year period ended February 28, 2005, the fund underperformed both its performance universe and its benchmark. The Board concluded that, in light of the fund's competitive performance since inception as compared to that of its benchmark, and the fund's fairly limited performance history, it would be in the interest of the fund and its shareholders to renew the Agreement and to continue to monitor the development of the fund's performance record.

Tax Free Fund. The fund significantly outperformed its performance universe for the one-, three-, and five-year periods. The fund outperformed its benchmark for the three-year period (although it underperformed its benchmark for the one- and five-year periods). The Board concluded that, in light of the fund's strong performance compared to the fund's performance universe and its three-year out-performance of the benchmark index, it would be in the interest of the fund and its shareholders to renew the Agreement.

Costs of Services and Profits Realized by USBAM

The Board reviewed USBAM's estimated costs in serving as the funds' investment manager, including the costs associated with the personnel and systems necessary to manage each fund. The Board also considered the reported profitability of USBAM and its affiliates resulting from their relationship with each fund. For each fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by USBAM and of comparable funds managed by other advisers. The Board found that while the advisory fees for USBAM's institutional separate accounts are lower than the funds' advisory fees, the funds receive additional services from USBAM that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each fund's advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each fund's expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of fund fees and expenses, the Board asked USBAM to articulate its pricing philosophy. USBAM responded that it attempts generally to maintain each fund's total operating expenses at a level that approximates its peer group median expense ratio. In addition, USBAM committed to waive its investment advisory fees to the extent necessary to maintain the funds' total expense ratios at levels generally in line with their respective peer groups. The Board concluded that USBAM's pricing philosophy is a reasonable one.

Further detail considered by the Board regarding the advisory fees and expense ratios of each fund is set forth below:

Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Tree Fund, and Oregon Intermediate Tax Free Fund. For

FIRST AMERICAN FUNDS Annual Report 2005

130

each of the foregoing funds, the fund's contractual advisory fee was equal or nearly equal to the peer group median advisory fee and, on an after waivers basis, the fund's advisory fee was lower than the peer group median. Furthermore, each of the foregoing funds had a total expense ratio after waivers that was lower than the peer group median expense ratio, except that the total expense ratios for Minnesota Tax Free Fund and Missouri Tax Free Fund were slightly higher than the peer group median expense ratio.

California Intermediate Tax Free Fund. The fund's advisory fee, both before and after waivers, was slightly higher than the peer group median, as was the fund's total expense ratio after waivers.

Minnesota Intermediate Tax Free Fund. The fund's contractual advisory fee was equal to the peer group median advisory fee. On an after waivers basis, the fund's advisory fee and the peer group's advisory fee were nearly the same. Furthermore, the fund's total expense ratio after waivers was equal to the peer group median.

Short Tax Free Fund. The fund's advisory fee, after waivers, was slightly lower than the peer group median (although, on a contractual basis, it was slightly higher than the peer group median advisory fee). The fund's total expense ratio after waivers was slightly lower than the peer group median.

Tax Free Fund. The fund's advisory fee was slightly higher than the peer group median on a contractual basis, and nearly the same as the peer group median on an after waivers basis. The fund had a total expense ratio after waivers that was slightly higher than the peer group median

As noted above, in most cases the funds' advisory fees and expense ratios were lower than those of the respective peer group. In those instances where fees and expenses were slightly higher, the Board noted that they were nevertheless in a range consistent with USBAM's pricing philosophy. The Board concluded that the funds' advisory fees and expense ratios are reasonable in light of the services provided.

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each fund's investment advisory fee reflects economies of scale for the benefit of fund shareholders. Based on information provided by USBAM, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the funds do not have advisory fee breakpoints in place, USBAM has committed to waive advisory fees to the extent necessary to keep each fund's total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The median total expense ratio of a fund's peer group will necessarily reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group. Therefore, by capping a fund's total expense ratio at a level close to the median, fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds' advisory fee schedules. In light of USBAM's commitment to keep total fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each fund and its shareholders to renew the Agreement.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the funds, the Board noted that USBAM and certain of its affiliates serve the funds in various capacities, including as advisor, administrator, sub-administrator, transfer agent, distributor, custodian, and securities lending agent, and receive compensation from the funds in connection with providing services to the funds. The Board considered that each service provided to the funds by USBAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of each fund and its shareholders.

FIRST AMERICAN FUNDS Annual Report 2005

131

NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997.	Retired; Vice President, Cargo – United Airlines, since July 2001; Vice President, North America – Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001.	Retired; Director, President and Chief Executive Officer, Weirton Steel, through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, Excensus(TM) LLC, a strategic demographic planning and application development firm, since 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

FIRST AMERICAN FUNDS Annual Report 2005

132

Independent Directors - continued

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF's Board since September 1997; Director of FAIF since August 1987.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

†  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

FIRST AMERICAN FUNDS Annual Report 2005

133

NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001.	Chief Executive Officer of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Chief Executive Officer of First American Asset Management from December 2000 to May 2001 and of Firstar Investment & Research Management Company ("FIRMCO") from February 2001 to May 2001; prior thereto Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray.

Mark S. Jordahl U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001.	Chief Investment Officer of U.S. Bancorp Asset Management, Inc., since September 2001; President and Chief Investment Officer, ING Investment Management – Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000.	Senior Vice President of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Charles D Gariboldi Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004.	Mutual Fund Treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto Vice President of investment accounting and Fund Treasurer for Thrivent Financial for Lutherans.

Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005.	Assistant Treasurer, U.S. Bancorp Asset Management, Inc., since September 2005; prior thereto, Director, Senior Project Manager, U.S. Bancorp Asset Management, Inc., from May 2003. Prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since February 2005.	Chief Compliance Officer for First American Funds and U.S. Bancorp Asset Management, Inc., since February 2005. Prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004. Prior to that Vice President Charles Schwab & Co,. Inc.

Kathleen L. Prudhomme U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998.	Deputy General Counsel, U.S. Bancorp Asset Management, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt 50 South Sixth Street, Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004.	Attorney for U.S. Bancorp Asset Management, Inc., since August 2004; 2001-2004, Senior Counsel, Thrivent Financial for Lutherans; prior thereto, Consultant, Principal Financial Group.

FIRST AMERICAN FUNDS Annual Report 2005

134

Officers - continued

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
James R. Arnold 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003.	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; prior thereto, Senior Administration Services Manager, UMB Fund Services, Inc.

Douglas G. Hess 615 E. Michigan Street Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001.	Vice President, U.S. Bancorp Fund Services, LLC.

*  Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui and Agnew, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of U.S. Bancorp Asset Management, Inc. which serves as investment adviser and administrator for FAIF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.

FIRST AMERICAN FUNDS Annual Report 2005

135

(This page has been left blank intentionally.)

Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.

Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.

Retired; former Senior Vice President, Chief Financial Officer,

and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.

Retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Investment Funds, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Investment Funds, Inc.

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Investment Funds, Inc.

Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.

Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended September 30, 2005. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the Funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

ADMINISTRATOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota 55101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

220 South Sixth Street

Suite 1400

Minneapolis, Minnesota 55402

COUNSEL

Dorsey & Whitney LLP

50 South Sixth Street

Suite 1500

Minneapolis, Minnesota 55402

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0287-04  11/2005  AR-TAXFREEINCOME

2005 Annual Report

First American Stock Funds

Stocks are shares of ownership that a company sells in order to raise money to run its business. As an owner or shareholder, you take part in the company’s achievements and failures.

Stocks and stock funds offer you a number of options. Some are defined by the size of the companies they invest in, some by the style of the company, and others by where they invest – by geographic location or by industry. Because the various types of stocks outperform and underperform at different times, dividing your money among several types may help smooth out your portfolio’s returns.

Message to Shareholders	1

Report of Independent Registered Public
Accounting Firm	41

Real Estate Securities Fund
Schedule of Investments	42
Statement of Assets and Liabilities	43
Statement of Operations	44
Statement of Changes in Net Assets	45
Financial Highlights	46
International Fund
Schedule of Investments	48
Statement of Assets and Liabilities	50
Statement of Operations	51
Statement of Changes in Net Assets	52
Financial Highlights	54
Small Cap Funds
Schedule of Investments	56
Statements of Assets and Liabilities	62
Statements of Operations	63
Statements of Changes in Net Assets	64
Financial Highlights	66
Mid Cap Funds
Schedule of Investments	72
Statements of Assets and Liabilities	74
Statements of Operations	75
Statements of Changes in Net Assets	76
Financial Highlights	78
Large Cap Funds
Schedule of Investments	82
Statements of Assets and Liabilities	85
Statements of Operations	86
Statements of Changes in Net Assets	88
Financial Highlights	90
Growth & Income Funds
Schedule of Investments	94
Statements of Assets and Liabilities	102
Statements of Operations	103
Statements of Changes in Net Assets	104
Financial Highlights	106

Notes to Financial Statements	110

Notice to Shareholders	126

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

FIRST AMERICAN INVESTMENT FUNDS, INC.
PROSPECTUS SUPPLEMENT DATED JULY 25, 2005

This supplement updates the following Prospectuses dated January 31, 2005, as previously supplemented May 23, July 1, and July 20, 2005:

First American Stock Funds Class A, Class B and Class C Shares Prospectus

First American Stock Funds Class R Shares Prospectus

First American Stock Funds Class Y Shares Prospectus

For each share class, this supplement, the supplements dated May 23, July 1, and July 20, 2005, and the applicable Prospectus dated January 31, 2005 together constitute a current Prospectus. To request a copy of a Prospectus, please call 800-677-FUND.

Information regarding the portfolio managers primarily responsible for the management of Small Cap Value Fund, which is set forth in each Prospectus under the heading "Additional Information - Management - Portfolio Management," is replaced by the following:

The portfolio managers primarily responsible for the management of Small Cap Value Fund are:

Chad M. Kilmer, Senior Equity Portfolio Manager. Mr. Kilmer has served as the primary portfolio manager for the fund since July 2005. Prior to joining U.S. Bancorp Asset Management in 2004, Mr. Kilmer served as a small-cap investment analyst at Gabelli Woodland Partners, a subsidiary of Gabelli Asset Management. Mr. Kilmer has seven years of financial industry experience.

Karen L. Bowie, CFA, Equity Portfolio Manager. Ms. Bowie has co-managed the fund since July 2005. Ms. Bowie has more than 22 years of financial industry experience, 12 of which have been with U.S. Bancorp Asset Management in portfolio management, equity research, and fund management.

IF YOU HAVE ANY QUESTIONS REGARDING THIS PROSPECTUS SUPPLEMENT, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL, OR YOU MAY CALL FIRST AMERICAN FUNDS INVESTOR SERVICES AT 800-677-FUND.

This is not part of the annual report.

FIRST AMERICAN INVESTMENT FUNDS, INC.
PROSPECTUS SUPPLEMENT DATED SEPTEMBER 8, 2005

This supplement updates the following Prospectuses dated January 31, 2005, as previously supplemented May 23, July 1, July 20 and July 25, 2005:

First American Stock Funds Class A, Class B and Class C Shares Prospectus

First American Stock Funds Class R Shares Prospectus

First American Stock Funds Class Y Shares Prospectus

For each share class, this supplement, the supplements dated May 23, July 1, July 20 and July 25, 2005, and the applicable Prospectus dated January 31, 2005 together constitute a current Prospectus. To request a copy of a Prospectus, please call 800-677-FUND.

Information regarding the portfolio managers primarily responsible for the management of Mid Cap Growth Opportunities Fund, which is set forth in each Prospectus under the heading "Additional Information - Management - Portfolio Management," is replaced by the following:

The portfolio managers primarily responsible for the management of Mid Cap Growth Opportunities Fund are:

Thomas A. Gunderson, CFA, Senior Equity Portfolio Manager. Mr. Gunderson has served as the primary portfolio manager for the fund since September 2005. He also is the primary portfolio manager for Large Cap Growth Opportunities Fund, a position he has held since December 2003. Prior to joining U.S. Bancorp Asset Management in 2003, Mr. Gunderson managed large cap growth portfolios at Advantus Capital Management. Mr. Gunderson has been a portfolio manager for 17 years and has 22 years of financial industry experience.

Hal Goldstein, Senior Equity Portfolio Manager. Mr. Goldstein has co-managed the fund since September 2005. He also is a co-manager for Large Cap Growth Opportunities Fund, a position he has held since July 2002. Prior to joining U.S. Bancorp Asset Management in 2002, Mr. Goldstein was employed at Lutheran Brotherhood as a portfolio manager, at Shearson Lehman Brothers as manager of institutional equities in Chicago, and at Oppenheimer as an institutional sales person. Mr. Goldstein has 24 years of financial industry experience, including 10 years in portfolio management.

IF YOU HAVE ANY QUESTIONS REGARDING THIS PROSPECTUS SUPPLEMENT, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL, OR YOU MAY CALL FIRST AMERICAN FUNDS INVESTOR SERVICES AT 800-677-FUND.

This is not part of the annual report.

Message to SHAREHOLDERS  November 14, 2005

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended September 30, 2005.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

/s/ Virginia L. Stringer	/s/ Thomas S. Schreier, Jr.

Virginia L. Stringer	Thomas S. Schreier, Jr.
Chairperson of the Board	President
First American Investment Funds, Inc.	First American Investment Funds, Inc.

FIRST AMERICAN FUNDS Annual Report 2005

1

Real Estate Securities fund

Investment Objective: to provide above-average current income and long-term capital appreciation

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Real Estate Securities Fund (the "fund"), Class Y shares, returned 29.25% for the fiscal year ended September 30, 2005 (Class A shares returned 28.99% without taking the sales charge into account). By comparison, the fund's benchmark, the Morgan Stanley Capital International U.S. Real Estate Investment Trust Index* ("MSCI U.S. REIT Index*"), returned 27.10% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

During the fiscal year, sustained employment growth improved the outlook for most commercial property types.

Occupancy levels rose, which should lead to rent growth and improved earnings outlook for the real estate investment trust (REIT) sector.

What worked for the fund and why?

The fund benefited from strong individual stock selection. The portfolio had a definite bias toward growth and quality, and continued to adhere to a bottom-up approach (with focus on individual stocks rather than economic or market cycles) to temper volatility in the REIT market. An emphasis on coastal markets, which experienced better job growth and better supply and demand dynamics, proved beneficial. The fund's best-performing sectors were office, healthcare (due to an underweight), specialty, and diversified.

What did not work for the fund and why?

In what was another year of strong performance for the REIT sector, even an average cash position of 2% was detrimental to the fund's performance. A hotel stock, Great Wolf Resorts, had significant negative performance on weak second-quarter results and forward guidance.

What strategic moves were made by the fund and why?

The fund's emphasis on coastal markets was a successful strategy. The fund was overweight in the hotel sector and industrial sector, given increased employment, sustained GDP growth, and favorable supply/demand characteristics. The fund was underweight in the healthcare sector due to its more bond-like characteristics and the potential for rising interest rates.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Prologis	6.6%
Simon Property Group	5.8%
Avalonbay Communities	4.5%
Brookfield Properties	4.1%
Camden Property Trust	3.9%
Boston Properties	3.5%
Archstone-Smith Trust	3.4%
General Growth Properties	3.1%
Developers Diversified Realty	2.8%
Equity Residential	2.6%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Office	20.0%
Apartments	16.7%
Malls	12.3%
Hotels	12.2%
Industrials	11.7%
Community Centers	11.5%
Diversified	6.4%
Health Care	3.1%
Self-Storage	2.6%
Specialty	2.6%
Short-Term Investments	1.7%
Other Assets and Liabilities, Net	(0.8)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

2

Real Estate Securities fund continued

Annual Performance[1] as of September 30, 2005
				Since Inception
	1 year	5 years	10 years	2/1/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	21.91%	18.07%	14.50%	-	-
Class B	22.98%	18.33%	14.27%	-	-
Class C	27.00%	18.53%	-	20.96%	-
Average annual return without sales charge (NAV)
Class A	28.99%	19.42%	15.15%	-	-
Class B	27.98%	18.53%	14.27%	-	-
Class C	28.00%	18.53%	-	20.96%	-
Class R	28.60%	-	-	-	23.48%
Class Y	29.25%	19.73%	15.45%	-	-
MSCI U.S. REIT Index[2]	27.10%	19.19%	14.64%	20.72%	22.73%

Value of a $10,000 Investment1,3  as of September 30, 2005

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Sector funds such as the First American Real Estate Securities Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index of the most actively traded real estate investment trusts.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/95 to 9/30/05) as compared to the MSCI U.S. REIT Index2.

FIRST AMERICAN FUNDS Annual Report 2005

3

Real Estate Securities fund continued

Expense Example

As a shareholder of the Real Estate Securities Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,177.70	$6.76
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.86	$6.27
Class B Actual[2,3]	$1,000.00	$1,172.90	$10.82
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.11	$10.04
Class C Actual[2,3]	$1,000.00	$1,172.80	$10.82
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.10	$10.04
Class R Actual[2,3]	$1,000.00	$1,176.00	$8.13
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.59	$7.54
Class Y Actual[2,3]	$1,000.00	$1,178.70	$5.39
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.12	$5.00

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.24%, 1.99%, 1.99%, 1.49% and 0.99% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 17.77% for Class A, 17.29% for Class B, 17.28% for Class C, 17.60% for Class R and 17.87% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.23%, 1.98%, 1.98%, 1.48% and 0.98% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,177.58 and $1,018.75 for Class A, $1,172.77 and $1,014.99 for Class B, $1,172.67 and $1,014.99 for Class C, $1,175.87 and $1,017.48 for Class R, and $1,178.57 and $1,020.00 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.88 and $6.38 for Class A, $10.95 and $10.15 for Class B, $10.95 and $10.16 for Class C, $8.26 and $7.66 for Class R and $5.52 and $5.12 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

4

International fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American International Fund (the "fund"), Class Y shares, returned 21.12% for the fiscal year ended September 30, 2005 (Class A shares returned 20.80% without taking the sales charge into account). By comparison, the fund's benchmark, the Morgan Stanley Capital International Europe and Australasia, Far East Equity Index* ("MSCI EAFE Index*"), returned 26.32% for the same period.

What were the general economic and market conditions during the fiscal year?

For the year ending September 30, 2005, equity markets posted extremely attractive returns. International stocks continued to outpace the United States. This strong return reflects both attractive earnings numbers and continued productivity gains. Global growth, driven in large part by Asia, also had a positive effect on performance.

What worked for the fund and why?

Stock selection has been the primary source of performance. The portfolio benefited from holdings in emerging markets, Japan, and the Pacific-Rim. From a sector perspective, energy, telecommunications, and information technology added the most value.

Within the energy sector our two largest positions, Total (French oil company) and ENI (Italian oil and gas producer), contributed positively to performance. Both companies reaped benefits from higher oil prices and remain attractively valued.

Opportunistic exposure to emerging markets proved advantageous, with emerging equities outpacing the developed markets. In particular, our position in CVRD, the Brazilian iron ore producer, proved beneficial, with continued demand for iron ore leading to a very strong pricing environment.

What did not work for the fund and why?

While the portfolio achieved a very attractive absolute return, the fund did lag the benchmark. In a market that, during the period, was dominated by small-cap and value stocks, the portfolio's slight bias toward large capitalization, quality, and growth style was the main cause of underperformance.

At a regional level, stock selection in the United Kingdom was difficult. U.K. consumer stocks – for example, William Morrison (food retailer) and Kingfisher (home improvement retailer) – were affected by negative U.K. consumer sentiment in the wake of rising interest rates. Both companies, however, remain attractively valued. At the sector level, industrials, consumer discretionary, and healthcare held back performance.

What strategic moves were made by the fund and why?

The fund was positioned to focus on larger-capitalization companies growing at a faster pace than their peers yet more attractively priced. In keeping with this general orientation, we reduced a number of holdings in the portfolio. The valuation of small-cap stocks currently looks stretched in relation to their large-cap peers, so a future correction of that valuation is likely to add luster to large-caps.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Total	4.6%
Eni	3.6%
Vodafone	3.0%
HSBC	2.7%
GlaxoSmithKline	2.6%
Mitsubishi Tokyo Financial Group	2.4%
UBS	2.1%
Roche	1.9%
Novartis	1.9%
Royal Bank of Scotland	1.9%

Country Allocation as of September 30, 2005[1] (% of net assets)
Great Britain	27.0%
Japan	20.7%
Switzerland	10.9%
France	10.6%
Germany	5.8%
Italy	5.1%
Netherlands	4.4%
Spain	2.9%
Belgium	1.9%
Brazil	1.8%
Finland	1.4%
Australia	1.3%
South Korea	1.2%
Sweden	1.1%
Hong Kong	0.7%
Mexico	0.7%
Ireland	0.6%
Short-Term Investments	1.9%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

5

International fund continued

Annual Performance[1] as of September 30, 2005
				Since Inception
	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	14.19%	(2.46)%	4.93%	-
Class B	14.94%	(2.43)%	4.74%	-
Class C	18.88%	-	-	8.90%
Average annual return without sales charge (NAV)
Class A	20.80%	(1.35)%	5.52%	-
Class B	19.94%	(2.08)%	4.74%	-
Class C	19.88%	-	-	8.90%
Class R	20.38%	(1.57)%	5.40%	-
Class Y	21.12%	(1.10)%	5.81%	-
MSCI EAFE Index[2]	26.32%	3.55%	6.18%	13.50%

Value of a $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/95 to 9/30/05) as compared to the MSCI EAFE Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Effective December 8, 2004, J.P. Morgan was named the fund's subadvisor and began managing the fund's assets. On September 24, 2001, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both subadvised by Clay Finlay Inc. Performance history prior to September 24, 2001, represents that of the Firstar International Growth Fund.

2  The MSCI EAFE (Morgan Stanley Capital International, Europe, Australasia, Far East) Index is an unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

6

International fund continued

Expense Example

As a shareholder of the International Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,081.30	$8.14
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.25	$7.89
Class B Actual[2,3]	$1,000.00	$1,077.10	$12.03
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,013.49	$11.66
Class C Actual[2,3]	$1,000.00	$1,076.40	$12.02
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,013.49	$11.66
Class R Actual[2,3]	$1,000.00	$1,078.90	$9.43
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.99	$9.15
Class Y Actual[2,3]	$1,000.00	$1,082.10	$6.84
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.50	$6.63

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.56%, 2.31%, 2.31%, 1.81%, and 1.31% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 8.13% for Class A, 7.71% for Class B, 7.64% for Class C, 7.89% for Class R and 8.21% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.60%, 2.35%, 2.35%, 1.85% and 1.35% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses was lowered to 1.52%, 2.27%, 2.27%, 1.77%, and 1.27% for Class A, Class B, Class C, Class R, and Class Y, respectively. If this new limitation had been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,081.51 and $1,017.45 for Class A, $1,077.31 and $1,013.69 for Class B, $1,076.61 and $1,013.69 for Class C, $1,079.11 and $1,016.19 for Class R, and $1,082.31 and $1,018.70 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $7.93 and $7.69 for Class A, $11.82 and $11.46 for Class B, $11.82 and $11.46 for Class C, $9.22 and $8.95 for Class R and $6.63 and $6.43 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

7

Small Cap Growth Opportunities fund

Investment Objective: growth of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Small Cap Growth Opportunities Fund (the "fund"), Class Y shares, returned 24.47% for the fiscal year ended September 30, 2005 (Class A shares returned 24.21% without taking the sales charge into account). By comparison, the fund's benchmark, the Russell 2000 Growth Index*, returned 17.97% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

During most of the fiscal year – except toward the end – the market generally favored small-cap companies, because of stronger-than-expected consumer spending (despite rising gas prices) and readily available financing for small-cap company growth. However, in an economic environment of growing uncertainty, like that produced by Hurricanes Katrina and Rita, smaller companies tend to look riskier to investors and potential creditors. Furthermore, while a year ago the valuations for small caps were cheap relative to their mid- and large-cap counterparts, this gap has closed somewhat because of small caps' strong performance.

What worked for the fund and why?

Technology was the largest contributor to performance, due to both stock selection and an overweight position in the sector. Favorable supply and demand characteristics fueled the performance of energy stocks in the portfolio, and unflagging consumer spending benefited the consumer discretionary sector.

The fund's best performing stock was Energy Conversion, developer of solar cells and hybrid vehicle technology. The company's stock was buoyed by the changing investor attitudes toward alternative energy solutions, which no longer appear cost-prohibitive in view of rising oil prices. In the consumer sector, upscale restaurant chains Cheesecake Factory, P.F. Chang's, and Cosi added value. We believe that demand for upscale dining is less impacted by rising energy prices as higher-income consumers view dining out as a staple, rather than luxury item. Lottery businesses also performed well, as lottery play is largely unaffected by fluctuations in disposable income.

What did not work for the fund and why?

Returns from the fund's healthcare sector lagged those of the Russell 2000 Growth benchmark, led by Xenogen, which sells products that increase the efficiency and productivity of drug discovery. Investor concerns include potential additional funding requirements and questions over the ultimate timing of profitability, despite the company's strong revenue growth and capable management team.

What strategic moves were made by the fund and why?

During the latter part of the fiscal year, we began reducing the fund's energy positions, as solid fundamentals became fully reflected in stock prices. Consumer stocks remain a focus for us, although we are levered primarily to the upper-income consumer. We remain heavily weighted in technology shares, as valuations are attractive and the companies benefit from strong secular trends. We continue to maintain small underweight positions in healthcare and financials, as valuations in those sectors seem fairly priced.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Compton Petroleum	2.7%
Encore Medical	2.5%
Quest Software	2.4%
East West Bancorp	2.3%
Polycom	2.1%
Scientific Games, Class A	2.1%
Navigant Consulting	2.0%
Cullen/Frost Bankers	2.0%
Semtech	1.9%
Embarcadero Technologies	1.9%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Information Technology	30.3%
Health Care	19.5%
Consumer Discretionary	16.2%
Energy	11.5%
Industrials	11.3%
Financials	8.6%
Short-Term Investments	0.9%
Other Assets and Liabilities, Net	1.7%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

8

Small Cap Growth Opportunities fund continued

Annual Performance[1] as of September 30, 2005
				Since Inception
	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	17.35%	1.49%	19.96%	-	-	-
Class B	18.27%	1.63%	-	21.37%	-	-
Class C	22.28%	-	-	-	-	12.71%
Average annual return without sales charge (NAV)
Class A	24.21%	2.64%	20.64%	-	-	-
Class B	23.27%	1.87%	-	21.37%	-	-
Class C	23.28%	-	-	-	-	12.71%
Class R	24.06%	-	-	-	6.57%	-
Class Y	24.47%	2.89%	20.95%	-	-	-
Russell 2000 Growth Index[2]	17.97%	(2.54)%	4.67%	3.81%	0.71%	11.74%

Value of a $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 10/31/95 to 9/30/05) as compared to the Russell 2000 Growth Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On December 12, 2002, the fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase.

On September 24, 2001, the First American Small Cap Growth Opportunities Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MicroCap Fund.

The First American Small Cap Growth Opportunities Fund's 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs will have the same effect on performance as it did in 1999.

2  An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

9

Small Cap Growth Opportunities fund continued

Expense Example

As a shareholder of the Small Cap Growth Opportunities Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,090.50	$8.90
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,016.55	$8.59
Class B Actual[2,3]	$1,000.00	$1,086.30	$12.81
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,012.79	$12.36
Class C Actual[2,3]	$1,000.00	$1,085.90	$12.80
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,012.79	$12.36
Class R Actual[2,3]	$1,000.00	$1,089.10	$10.21
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.30	$9.84
Class Y Actual[2,3]	$1,000.00	$1,092.00	$7.60
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.81	$7.33

1Expenses are equal to the fund's expense ratio for the most recent six-month period of 1.70%, 2.45%, 2.45%, 1.95% and 1.45% for Class A, Class B, Class C, Class R and Class Y, respectively, mulitplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 9.05% for Class A, 8.63% for Class B, 8.59% for Class C, 8.91% for Class R and 9.20% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.93%, 2.68%, 2.68%, 2.18% and 1.68% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses was lowered to 1.47%, 2.22%, 2.22%, 1.72%, and 1.22% for Class A, Class B, Class C, Class R, and Class Y, respectively. If this new limitation had been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,091.70 and $1,017.70 for Class A, $1,087.50 and $1,013.94 for Class B, $1,087.09 and $1,013.94 for Class C, $1,090.30 and $1,016.44 for Class R, and $1,093.20 and $1,018.95 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $7.70 and $7.44 for Class A, $11.61 and $11.21 for Class B, $11.61 and $11.21 for Class C, $9.01 and $8.69 for Class R and $6.40 and $6.17 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

10

Small Cap Select fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Small Cap Select Fund (the "fund"), Class Y shares, returned 20.73% for the fiscal year ended September 30, 2005 (Class A shares returned 20.46% without taking the sales charge into account). By comparison, the fund's benchmark, the Russell 2000 Index*, returned 17.95% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

During most of the fiscal year – except toward the end – the market generally favored small-cap companies because of stronger-than-expected consumer spending (despite rising gas prices) and readily available financing for small-cap company growth. However, in an economic environment of growing uncertainty, like that produced by Hurricanes Katrina and Rita, smaller companies tend to look riskier to investors and potential creditors. Furthermore, while a year ago the valuations for small caps were cheap relative to their mid- and large-cap counterparts, this gap has closed somewhat because of small caps' strong performance.

What worked for the fund and why?

Good stock selection was the driver of fund performance relative to its index for the fiscal year. Stock selection in the healthcare, technology, and industrial sectors was especially good, with each sector adding more than 100 basis points in relative performance. Stock selection was lead by Renal Care Group (a dialysis provider) in the healthcare sector, Logitech International (a hardware manufacturer) in the technology sector, and Chicago Bridge and Iron in the industrial sector. Chicago Bridge and Iron specializes in engineering and construction of refineries and saw demand for its services skyrocket in the current environment of surging energy demand.

What did not work for the fund and why?

The only sector with meaningful underperformance relative to the index was materials. Century Aluminum (an aluminum manufacturer) was the primary culprit in the sector as aluminum prices never saw the strength of some of the other commodity prices like steel. Also, the fact that the fund was underweight in steel stocks over the course of the fiscal year added to weakness in the sectors results. In the financial sector, Investors Financial Services Corp, a bank holding company, saw its shares drop after the firm provided guidance significantly below street expectations primarily due to a flattening yield curve.

What strategic moves were made by the fund and why?

Relative to the index, the fund keeps its sector weights fairly neutral, allowing stock selection to drive portfolio performance. The fund has trimmed its position in Chicago Bridge and Iron and AirTran as these stocks have hit our price targets. We sold our holdings in Investors Financial Services since we believe their operating performance will take a number of quarters to regain its momentum. Our single largest overweight of a specific stock is Sierra Health Services, Inc., a provider of health care services in the booming Las Vegas market.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Sierra Health Services	2.7%
SL Green Realty (REIT)	2.1%
Scientific Games, Class A	2.0%
Chicago Bridge & Iron	2.0%
Pediatrix Medical Group	1.8%
Maguire Properties (REIT)	1.8%
GATX	1.7%
First Republic Bank	1.7%
Logitech International	1.6%
W-H Energy Services	1.6%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Information Technology	23.0%
Financials	18.7%
Industrials	16.2%
Health Care	15.1%
Consumer Discretionary	13.9%
Energy	8.5%
Materials	3.6%
Short-Term Investments	2.2%
Telecommunication Services	0.5%
Other Assets and Liabilities, Net	(1.7)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

11

Small Cap Select fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	13.82%	7.97%	9.47%	-
Class B	14.63%	8.16%	9.32%	-
Class C	18.60%	-	-	16.16%
Average annual return without sales charge (NAV)
Class A	20.46%	9.20%	10.09%	-
Class B	19.45%	8.40%	9.32%	-
Class C	19.58%	-	-	16.16%
Class R	20.16%	9.19%	10.09%	-
Class Y	20.73%	9.48%	10.41%	-
Russell 2000 Index[2]	17.95%	6.45%	9.37%	15.51%

Value of $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 11/30/95 to 9/30/05) as compared to the Russell 2000 Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in an index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Small Cap Select Fund became the successor by merger to the Firstar SmallCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar SmallCap Core Equity Fund. The Firstar SmallCap Core Equity Fund was organized on November 27, 2000, and prior to that, was a separate series of Mercantile Funds, Inc.

2  An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

12

Small Cap Select fund continued

Expense Example

As a shareholder of the Small Cap Select Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,115.70	$6.53
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.90	$6.23
Class B Actual[2,3]	$1,000.00	$1,110.90	$10.48
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.14	$10.00
Class C Actual[2,3]	$1,000.00	$1,111.30	$10.48
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.14	$10.00
Class R Actual[2,3]	$1,000.00	$1,114.00	$7.99
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.51	$7.62
Class Y Actual[2,3]	$1,000.00	$1,116.60	$5.20
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.16	$4.96

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.23%, 1.98%, 1.98%, 1.51% and 0.98% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 11.57% for Class A, 11.09% for Class B, 11.13% for Class C, 11.40% for Class R and 11.66% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.21%, 1.96%, 1.96%, 1.46% and 0.96% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,115.59 and $1,018.79 for Class A, $1,110.79 and $1,015.04 for Class B, $1,111.19 and $1,015.03 for Class C, $1,113.93 and $1,017.44 for Class R, and $1,116.49 and $1,020.05 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.64 and $6.33 for Class A, $10.59 and $10.11 for Class B, $10.59 and $10.11 for Class C, $8.06 and $7.69 for Class R and $5.31 and $5.07 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

13

Small Cap Value fund

Investment Objective: capital appreciation

Recent changes to the fund:

Effective July 25, 2005, the portfolio managers primarily responsible for the management of the fund have changed. See additional details in the front of this report.

How did the Fund perform for the fiscal year ended September 30, 2005?

The First American Small Cap Value Fund (the "fund"), Class Y shares, returned 17.08% for the fiscal year ended September 30, 2005 (Class A shares returned 16.78% without taking the sales charge into account). By comparison, the fund's benchmark, the Russell 2000 Value Index*, returned 17.75% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

During most of the fiscal year – except toward the end – the market generally favored small-cap companies because of stronger-than-expected consumer spending (despite rising gas prices) and readily available financing for small-cap company growth. However, in an economic environment of growing uncertainty, like that produced by Hurricanes Katrina and Rita, smaller companies tend to look riskier to investors and potential creditors. Furthermore, while a year ago the valuations for small caps were cheap relative to their mid- and large-cap counterparts, this gap has closed somewhat because of small caps' strong performance.

What worked for the fund and why?

The fund's overweight in the energy sector benefited the portfolio because of the favorable supply and demand characteristics in the energy market and the resulting rise in energy prices. Healthcare and utilities were strong performers, and an overweight in materials also added value, especially the initial upward pricing in chemicals and the demand for those goods from overseas.

Among individual stocks, CNS, a manufacturer of health and personal care products, proved a true value gem, with a steep rise in sales and profitability, driven by the launch of new products and international expansion. In the energy sector, TODCO, a leading provider of contract oil and gas drilling services, benefited from demand-driven increase in drilling requests and needs. And in technology, NETGEAR, a developer of networking products for small business and home users, enjoyed revenue growth of more than 20%, with healthy profit margins and improving cash flow management.

What did not work for the fund and why?

With the pressure of rising interest rates and commodity costs on consumers' wallets and the squeeze on margins for small industrial players, both the consumer discretionary and industrials sectors underperformed the index. Adverse stock selection in several different sectors also detracted from performance. GrafTech, a manufacturer of carbon and graphite products, saw declining revenue due to pricing pressure and lower-than-expected sales. A chemical stock, Georgia Gulf Corp., was hurt by lower prices in the PVC plastic market, led by overseas PVC price declines on rising capacity in Asia. And NCO Group, a debt-collection firm, saw a rising number of new competitors, which caused investor concerns about margin opportunities and growth, hurting the stock performance.

What strategic moves were made by the fund and why?

Having benefited from last year's move to an overweight position in the energy sector, we began reducing that overweight based on valuations, which reached our target. At the same time, we increased the fund's technology weighting based on historically more reasonable values and better earnings growth outlook.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
BISYS Group	2.4%
CLARCOR	2.2%
First Republic Bank – California	2.1%
ESCO Technologies	2.1%
Toro	1.8%
Corporate Office Properties Trust (REIT)	1.5%
Aeropostale	1.4%
Brady, Class A	1.4%
Black Hills	1.4%
First Niagara Financial Group	1.3%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Financials	29.7%
Industrials	17.8%
Information Technology	13.1%
Consumer Discretionary	12.1%
Energy	6.9%
Materials	5.4%
Utilities	4.9%
Health Care	4.8%
Consumer Staples	2.8%
Short-Term Investments	2.0%
Telecommunication Services	0.6%
Other Assets and Liabilities, Net	(0.1)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

14

Small Cap Value fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	11/24/1997	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	10.36%	9.49%	10.18%	-	-	-
Class B	11.00%	9.61%	-	7.22%	-	-
Class C	14.94%	9.91%	-	-	11.12%	-
Average annual return without sales charge (NAV)
Class A	16.78%	10.73%	10.81%	-	-	-
Class B	15.90%	9.86%	-	7.22%	-	-
Class C	15.92%	9.91%	-	-	11.12%	-
Class R	16.60%	-	-	-	-	16.58%
Class Y	17.08%	10.99%	11.15%	-	-	-
Russell 2000 Value Index[2]	17.75%	15.18%	13.33%	10.64%	13.57%	18.69%

Value of $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/95 to 9/30/05) as compared to the Russell 2000 Value Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks have historically experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

15

Small Cap Value fund continued

Expense Example

As a shareholder of the Small Cap Value Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,060.00	$6.43
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.83	$6.30
Class B Actual[2,3]	$1,000.00	$1,056.20	$10.28
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.07	$10.07
Class C Actual[2,3]	$1,000.00	$1,056.80	$10.28
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.07	$10.07
Class R Actual[2,3]	$1,000.00	$1,059.50	$7.67
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.62	$7.51
Class Y Actual[2,3]	$1,000.00	$1,061.60	$5.14
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.08	$5.03

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.24%, 1.99%, 1.99%, 1.49% and 0.99% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 6.00% for Class A, 5.62% for Class B, 5.68% for Class C, 5.95% for Class R and 6.16% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.23%, 1.98%, 1.98%, 1.48% and 0.98% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,059.92 and $1,018.75 for Class A, $1,056.12 and $1,014.99 for Class B, $1,056.71 and $1,014.99 for Class C, $1,059.45 and $1,017.57 for Class R, and $1,061.52 and $1,020.00 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.51 and $6.38 for Class A, $10.36 and $10.16 for Class B, $10.37 and $10.16 for Class C, $7.72 and $7.57 for Class R and $5.22 and $5.12 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

16

Small-Mid Cap Core fund (formerly Technology Fund)

Investment Objective: long-term growth of capital

Recent changes to the fund:

On October 3, 2005, the fund's name was changed from the First American Technology Fund to the First American Small-Mid Cap Core Fund (the "fund"), and a new investment strategy was implemented. The fund no longer concentrates its investments solely in the technology sector, although it may continue to make investments in that sector. Instead, the fund now invests primarily in common stocks of small- and mid-capitalization companies. These companies are defined as companies having market capitalizations within the range of market capitalizations of companies constituting the Russell 2500 Index. The discussion below relates to the fund's performance before these changes were implemented, when the fund operated as a technology fund.

How did the fund perform for the fiscal year ended September 30, 2005?

The fund's Class Y shares, returned 12.66% for the fiscal year ended September 30, 2005 (Class A shares returned 12.30% without taking the sales charge into account). By comparison, the fund's benchmark during the fiscal year, the Merrill Lynch 100 Technology Index*, returned 20.42% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

What worked for the fund and why?

To a limited extent, the fund benefited from good stock selection. Among the standout performers were NETGEAR (networking solutions for home and business users), aQuantive (digital marketing), Concord Communications (business software service management and application performance management), and Synaptics (custom-designed user interface solutions for mobile computing, communications and entertainment devices).

What did not work for the fund and why?

Poor sector allocation was the primary reason for the fund's underperformance relative to the index. Having adopted a fairly defensive portfolio strategy, the fund held an overweight in aerospace and defense stocks and an underweight in technology. The overall effect of these allocations was detrimental to the fund's performance, since the technology sector, benefiting from solid economic growth, produced strong results during the fiscal year.

Adverse stock selection also detracted from performance. The fund was underweight in Autodesk, a supplier of advanced PC design tools, and Corning, a diversified technology company, at the time when both companies recorded strong revenues. The fund was also hurt by not owning certain other strong-performing stocks. Among such missed opportunities were graphic chipmaker nVidia and data storage card company Sandisk, both of which posted strong results, as well as National Semiconductor, its earnings reflecting increased demand for semiconductor products.

What strategic moves were made by the fund and why?

Continuing last year's defensive strategy relative to technology stocks, the fund allocated a large portion of the portfolio to stocks not associated with the technology market. This approach did not, however, achieve positive results, as technology stocks enjoyed generally strong performance this fiscal year, benefiting from solid economic growth.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Motorola	3.9%
Texas Instruments	3.6%
Amphenol, Class A	3.5%
Adobe Systems	3.3%
Scientific Games	3.1%
Intel	3.1%
EMC	3.0%
Anolog Devices	2.7%
Newfield Exploration	2.7%
Nasdaq-100 Tracking Stock	2.5%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Semiconductors & Semiconductor Equipment	19.8%
Communications Equipment	13.8%
Software	13.5%
Computers & Peripherals	12.3%
Health Care Equipment & Supplies	5.6%
Electronic Equipment & Instruments	4.5%
Aerospace & Defense	4.0%
Internet Software & Services	3.6%
Machinery	3.2%
Hotels, Restaurants & Leisure	3.1%
Oil, Gas & Consumable Fuels	2.7%
Investment Company	2.5%
Health Care Providers & Services	2.1%
Wireless Telecommunications Services	2.0%
IT Services	1.9%
Commercial Services & Supplies	1.7%
Chemicals	1.1%
Diversified Telecommunication Services	0.8%
Short-Term Investments	3.0%
Other Assets and Liabilities, Net	(1.2)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

17

Small-Mid Cap Core fund continued

Annual Performance[1] as of September 30, 2005
				Since Inception
	1 year	5 years	10 years	2/1/2000
Average annual return with sales charge (POP)
Class A	6.13%	(27.08)%	(0.12)%	-
Class B	6.60%	(27.04)%	(0.29)%	-
Class C	10.62%	(26.79)%	-	(24.83)%
Average annual return without sales charge (NAV)
Class A	12.30%	(26.25)%	0.44%	-
Class B	11.60%	(26.81)%	(0.29)%	-
Class C	11.62%	(26.79)%	-	(24.83)%
Class Y	12.66%	(26.05)%	0.73%	-
Merrill Lynch 100 Technology Index[2]	20.42%	(15.14)%	8.79%	(12.86)%

Value of a $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/95 to 9/30/05) as compared to the Merrill Lynch 100 Technology Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.
1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Investments in the First American Technology Fund are more vulnerable to price fluctuation as a result of the narrow focus of technology investing and the fact that the products of companies in which the fund invests may be subject to rapid obsolescence.

Effective October 3, 2005, the fund's investment strategy changed. Stocks of small- and mid-capitalization companies involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

The Technology Fund's 1999 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO and technology stock investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999.

2  An equally weighted index of the 100 largest technology companies, as measured by market capitalization.

3  Performance for Class B and Class C shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

18

Small-Mid Cap Core fund continued

Expense Example

As a shareholder of the Small-Mid Cap Core Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,072.30	$8.47
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,016.89	$8.24
Class B Actual[2,3]	$1,000.00	$1,068.70	$12.39
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,013.09	$12.05
Class C Actual[2,3]	$1,000.00	$1,069.80	$12.41
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,013.07	$12.07
Class Y Actual[2,3]	$1,000.00	$1,074.70	$7.14
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.19	$6.95

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.63%, 2.39%, 2.39% and 1.37% for Class A, Class B, Class C and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 7.23% for Class A, 6.87% for Class B, 6.98% for Class C, and 7.47% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.23%, 1.98%, 1.98% and 0.98% for Class A, Class B, Class C and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,071.82 and $1,016.43 for Class A, $1,068.23 and $1,012.63 for Class B, $1,069.32 and $1,012.62 for Class C, and $1,074.21 and $1,017.72 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $8.95 and $8.71 for Class A, $12.86 and $12.51 for Class B, $12.89 and $12.53 for Class C, and $7.63 and $7.42 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

19

Mid Cap Growth Opportunities fund

Investment Objective: capital appreciation

Recent changes to the fund:

Effective September 8, 2005, the portfolio managers primarily responsible for the management of the fund have changed. See additional details in the front of this report.

How did the Fund perform for the fiscal year ended September 30, 2005?

The First American Mid Cap Growth Opportunities Fund (the "fund"), Class Y shares, returned 26.57% for the fiscal year ended September 30, 2005 (Class A shares returned 26.25% without taking the sales charge into account). By comparison, the fund's benchmark, the Russell Midcap Growth Index*, returned 23.47% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Energy was one of the dominant economic considerations throughout the year, and it had a meaningful bearing on the fund's strategy and a positive effect on its performance. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

What worked for the fund and why?

The fund's outperformance relative to the index was in large measure a result of good stock selection in the consumer discretionary, information technology, and healthcare sectors. An overweight in the energy sector also added value, as energy stock prices continued to rise, propelled by unflagging demand for energy and soaring commodity prices. In the consumer discretionary space the top performers were women's clothier Chicos, leisure company Marvel Entertainment (benefiting from various licensing initiatives), and Scientific Games Corp., a service and systems provider for lottery and wagering industries. The technology sector saw gains by Apple Computer, whose profits rose steadily thanks in part to the success of its iPod digital player and iTunes music store. MEMC Electronic Materials, Inc., a supplier of silicone and other semiconductor-grade wafers, also added value. In healthcare, the best-performing stocks belonged to insurers Aetna and Pacificare, as well as pharmacy benefits manager Caremark.

What did not work for the fund and why?

The fund's underweight in the utilities and telecommunications services detracted somewhat form performance. Adverse stock selection in the financial sector also had a negative impact on performance: Investors Financial Services Corp., a service provider for a variety of asset managers, saw its stock price decline following lower-than-expected earnings.

What strategic moves were made by the fund and why?

Having benefited from last year's move to an overweight position in the energy sector, we then took a more defensive approach and began reducing that overweight, based on valuations, which reached our target price.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
NCR	3.5%
Scientific Games	2.8%
National-Oilwell	2.7%
Dun & Bradstreet	2.7%
PerkinElmer	2.6%
Adobe Systems	2.6%
Thermo Electron	2.4%
DENTSPLY International	2.3%
Weatherford International	2.2%
L-3 Communications Holdings	2.2%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Information Technology	23.1%
Industrials	18.1%
Consumer Discretionary	17.7%
Health Care	17.6%
Energy	12.3%
Financials	4.8%
Consumer Staples	3.3%
Short-Term Investments	2.4%
Other Assets and Liabilities, Net	0.7%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

20

Mid Cap Growth Opportunities fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	19.31%	5.10%	9.61%	-	-	-
Class B	20.29%	5.25%	-	10.91%	-	-
Class C	24.27%	-	-	-	-	15.17%
Average annual return without sales charge (NAV)
Class A	26.25%	6.30%	10.23%	-	-	-
Class B	25.29%	5.48%	-	10.91%	-	-
Class C	25.27%	-	-	-	-	15.17%
Class R	25.95%	-	-	-	7.02%	-
Class Y	26.57%	6.56%	10.50%	-	-	-
Russell Midcap Growth Index[2]	23.47%	(4.50)%	9.10%	5.32%	(2.08)%	13.60%

Value of $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 10/31/95 to 9/30/05) as compared to the Russell Midcap Growth Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Mid Cap Growth Opportunities Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MidCap Core Equity Fund.

2  An unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is part of the larger Russell 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

21

Mid Cap Growth Opportunities fund continued

Expense Example

As a shareholder of the Mid Cap Growth Opportunities Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,101.20	$6.43
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.95	$6.18
Class B Actual[2,3]	$1,000.00	$1,096.80	$10.34
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.20	$9.94
Class C Actual[2,3]	$1,000.00	$1,096.80	$10.35
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.20	$9.94
Class R Actual[2,3]	$1,000.00	$1,099.60	$7.78
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.65	$7.48
Class Y Actual[2,3]	$1,000.00	$1,102.60	$5.10
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.21	$4.90

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.22%, 1.97%, 1.97%, 1.48% and 0.97% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 10.12% for Class A, 9.68% for Class B, 9.68% for Class C, 9.96% for Class R and 10.26% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.20%, 1.95%, 1.95%, 1.45% and 0.95% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,101.08 and $1,018.83 for Class A, $1,096.68 and $1,015.07 for Class B, $1,096.67 and $1,015.07 for Class C, $1,099.51 and $1,017.57 for Class R, and $1,102.46 and $1,020.08 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.55 and $6.30 for Class A, $10.48 and $10.07 for Class B, $10.48 and $10.07 for Class C, $7.87 and $7.56 for Class R and $5.24 and $5.04 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

22

Mid Cap Value fund

Investment Objective: capital appreciation

How did the Fund perform for the fiscal year ended September 30, 2005?

The First American Mid Cap Value Fund (the "fund"), Class Y shares, returned 24.68% for the fiscal year ended September 30, 2005 (Class A shares returned 24.38% without taking the sales charge into account). By comparison, the fund's benchmark, the Russell Midcap Value Index*, returned 26.13% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

What worked for the fund and why?

The fund benefited from strong performance in the financials, industrials, energy, and utilities sectors. Strong energy demand boosted the results of the companies involved in oil services and exploration and production: National Oilwell Varco, Newfield Exploration, and EOG Resources. In concert with the energy market, several utility stocks also turned in strong performance, notably TXU, a Texas electricity provider, and Constellation Energy Group, a power wholesaler. Joy Global, a mining equipment and service company, was the top contributor to performance across all sectors. Other notable performers included Norfolk Southern, which enjoyed rising revenues during the period, and technology stocks including National Semiconductor and Harris Corp.

What did not work for the fund and why?

Adverse stock selection in the materials sector, coupled with a slight overweight and unfavorable stock selection in the consumer discretionary area, caused the fund to underperform relative to the index. In the materials sector, chemical companies Cytec Industries and Lyondell, specialty packaging producer Pactiv Corp, and paper company MeadWestvaco, performed below expectations. Most of the weak performance for the stocks in the consumer discretionary space occurred during the second half of the fiscal year, mainly due to concerns about higher energy prices and their impact on consumer spending. In this environment, both paint retailer Sherwin-Williams and power tool maker Black & Decker underperformed.

What strategic moves were made by the fund and why?

In terms of sector positioning, the fund ended the fiscal year as it began. Overweights were maintained in the technology and energy sectors as we continued to feel that technology stocks would benefit from a growing economy and that the continuation of high commodity prices, coupled with favorable supply and demand characteristics, would lead to strong performance in the energy sector. We maintained underweights in the financials and utilities sectors based on our belief that these sectors are enjoying peak fundamental conditions and full valuations.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Kroger	2.4%
Federated Department Stores	2.2%
Genworth Financial	2.2%
Norfolk Southern	2.2%
Constellation Energy	2.1%
PG&E	2.1%
Bear Stearns	2.1%
Newfield Exploration	2.0%
PPL	2.0%
Sherwin-Williams	1.8%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Financials	26.9%
Consumer Discretionary	13.9%
Utilities	12.7%
Information Technology	9.6%
Industrials	8.8%
Energy	7.4%
Materials	6.7%
Health Care	6.3%
Consumer Staples	5.5%
Short-Term Investments	2.1%
Other Assets and Liabilities, Net	0.1%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

23

Mid Cap Value fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	17.54%	10.67%	9.77%	-	-
Class B	18.47%	10.82%	9.59%	-	-
Class C	22.43%	11.08%	-	9.30%	-
Average annual return without sales charge (NAV)
Class A	24.38%	11.92%	10.39%	-	-
Class B	23.47%	11.09%	9.59%	-	-
Class C	23.43%	11.08%	-	9.30%	-
Class R	24.04%	-	-	-	17.50%
Class Y	24.68%	12.17%	10.68%	-	-
Russell Midcap Value Index[2]	26.13%	13.95%	14.01%	12.12%	18.68%

Value of $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/95 to 9/30/05) as compared to the Russell Midcap Value Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is part of the larger Russell 1000 Value Index. The Russell 1000 Value Index is an unmanaged index that measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

24

Mid Cap Value fund continued

Expense Example

As a shareholder of the Mid Cap Value Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,083.30	$6.39
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.94	$6.19
Class B Actual[2,3]	$1,000.00	$1,079.40	$10.26
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.20	$9.94
Class C Actual[2,3]	$1,000.00	$1,078.70	$10.26
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.19	$9.95
Class R Actual[2,3]	$1,000.00	$1,081.50	$7.72
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.65	$7.49
Class Y Actual[2,3]	$1,000.00	$1,084.50	$5.06
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.21	$4.91

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.22%, 1.97%, 1.97%, 1.48% and 0.97% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 8.33% for Class A, 7.94% for Class B, 7.87% for Class C, 8.15% for Class R and 8.45% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.20%, 1.95%, 1.95%, 1.45% and 0.95% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,083.13 and $1,018.77 for Class A, $1,079.21 and $1,015.01 for Class B, $1,078.52 and $1,015.03 for Class C, $1,081.37 and $1,017.52 for Class R, and $1,084.31 and $1,020.03 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.56 and $6.36 for Class A, $10.45 and $10.13 for Class B, $10.44 and $10.12 for Class C, $7.85 and $7.61 for Class R and $5.25 and $5.09 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

25

Large Cap Growth Opportunities fund

Investment Objective: long-term growth of capital

How did the Fund perform for the fiscal year ended September 30, 2005?

The First American Large Cap Growth Opportunities Fund (the "fund"), Class Y shares, returned 12.58% for the fiscal year ended September 30, 2005 (Class A shares returned 12.30% without taking the sales charge into account). By comparison, the fund's benchmark, the Russell 1000 Growth Index*, returned 11.60% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Energy was one of the dominant economic considerations throughout the year, and it had a meaningful bearing on the fund's strategy and a positive effect on its performance. Underlying economic conditions remain generally favorable for the financial markets, although risks have increased with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

What worked for the fund and why?

The fund's outperformance relative to the index was in large measure a result of good stock selection in the information technology, healthcare, and consumer discretionary sectors. An overweight in the energy sector also added value, as energy stock prices continued to rise, propelled by unflagging demand for energy and soaring commodity prices. Within the technology sector, the Internet portal Google was a robust performer, continuing to gain market value at a record-breaking pace and quadrupling its share price in the 14 months since going public. NCR Corp., a provider of hardware and software business solutions, was another standout, as was Texas Instruments, its earnings reflecting increased demand for semiconductor products. In healthcare, insurer Aetna and Alcon, a manufacturer of eye-care drugs and devices, led the way, while in the consumer space, hotel chain Marriott, global information-media services company McGraw-Hill, and women's clothing company Chicos drove performance.

What did not work for the fund and why?

Adverse stock selection in the financials sector detracted from performance relative to the index. Investors Financial Services Corp., a service provider for a variety of asset managers, saw its stock price decline following lower-than-expected earnings. MBNA, a credit card company, also experienced a slump in earnings, reflecting a continued slowdown in the U.S. credit-card business.

What strategic moves were made by the fund and why?

The fund management team gained confidence in specific companies throughout the fiscal year, which led the team to reduce the number of stocks held within the portfolio and increase the weightings of the holdings relative to the fund's benchmark. In its stock selection, the fund continues to focus on companies that demonstrate the potential for sustainable earnings growth.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Procter & Gamble	3.5%
General Electric	3.4%
Intel	3.0%
Johnson & Johnson	2.9%
PepsiCo	2.6%
Amgen	2.6%
Microsoft	2.5%
Lowe's	2.4%
Target	2.4%
Dell	2.2%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Information Technology	29.1%
Health Care	21.6%
Consumer Discretionary	13.7%
Industrials	10.5%
Financials	10.2%
Consumer Staples	7.6%
Energy	5.9%
Short-Term Investments	1.2%
Other Assets and Liabilities, Net	0.2%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

26

Large Cap Growth Opportunities fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	3/01/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	6.10%	(7.37)%	5.13%	-	-	-
Class B	6.47%	(7.35)%	-	(2.11)%	-	-
Class C	10.44%	-	-	-	-	3.60%
Average annual return without sales charge (NAV)
Class A	12.30%	(6.32)%	5.72%	-	-	-
Class B	11.47%	(7.02)%	-	(2.11)%	-	-
Class C	11.44%	-	-	-	-	3.60%
Class R	12.04%	-	-	-	(4.74)%	-
Class Y	12.58%	(6.09)%	5.99%	-	-	-
Russell 1000 Growth Index[2]	11.60%	(8.64)%	6.89%	(2.84)%	(6.19)%	4.76%

Value of a $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 10/31/95 to 9/30/05) as compared to the Russell 1000 Growth Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Growth stocks typically have more volatility than value stocks; whereas value stocks tend to have slower earnings growth rates.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Large Cap Growth Opportunities Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Large Cap Core Equity Fund. Prior to January 10, 1995, the Firstar fund offered one class of shares to investors without a distribution or shareholder servicing fee. Performance presented prior to January 10, 1995, does not reflect these fees.

2  An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

27

Large Cap Growth Opportunities fund continued

Expense Example

As a shareholder of the Large Cap Growth Opportunities Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,060.90	$6.10
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,019.15	$5.98
Class B Actual[2,3]	$1,000.00	$1,056.90	$9.96
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.39	$9.76
Class C Actual[2,3]	$1,000.00	$1,056.90	$9.96
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.39	$9.76
Class R Actual[2,3]	$1,000.00	$1,059.90	$7.55
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.74	$7.39
Class Y Actual[2,3]	$1,000.00	$1,062.40	$4.82
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.40	$4.72

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.18%, 1.93%, 1.93%, 1.46% and 0.93% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 6.09% for Class A, 5.69% for Class B, 5.69% for Class C, 5.99% for Class R and 6.24% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.15%, 1.90%, 1.90%, 1.40% and 0.90% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,060.80 and $1,019.06 for Class A, $1,056.81 and $1,015.29 for Class B, $1,056.81 and $1,015.29 for Class C, $1,059.90 and $1,017.74 for Class R, and $1,062.31 and $1,020.31 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.20 and $6.07 for Class A, $10.05 and $9.85 for Class B, $10.05 and $9.85 for Class C, $7.55 and $7.39 for Class R and $4.91 and $4.81 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

28

Large Cap Select fund

Investment Objective: capital appreciation

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Large Cap Select Fund (the "fund"), Class Y shares, returned 18.14% for the fiscal year ended September 30, 2005 (Class A shares returned 17.83% without taking the sales charge into account). By comparison, the fund's benchmark, the Standard & Poor's 500 Composite Index* ("S&P 500 Composite Index*"), returned 12.25% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

What worked for the fund and why?

Good stock selection across most sectors, as well as overweights in energy and healthcare and underweights in materials and telecommunications services, caused the fund to outperform relative to the index. In the energy sector, where rising prices made for strong profit growth, standout performers – National Oilwell Varco, Amerada Hess, Halliburton, and Conoco – are engaged either in oil and gas exploration or petroleum production and sales, and their strong performance was spurred by growing demand and higher prices. In healthcare, Wyeth, a pharmaceutical company, produced strong results following a turnaround, while in the technology sector Motorola, a mobile phone and semiconductor manufacturer, and NCR Corp., a provider of hardware and software business solutions, were key drivers of performance.

What did not work for the fund and why?

The fund was underweight in utilities, which performed better than expected, but this deficiency had a negligible impact on performance since good stock selection in the sector compensated for it.

What strategic moves were made by the fund and why?

The fund adheres closely to the First American Funds signature approach to the stock selection process, whereby fundamental analysts, quantitative analysts, and portfolio managers collaborate closely in making portfolio decisions. Convinced of the effectiveness of this investment process, we trimmed the number of the names in the portfolio as our investment process increased our conviction. We moved to an overweight in the technology sector, based on historically more reasonable values and better earnings growth outlook. Early in the fiscal year we moved the fund to an overweight in the energy sector, taking advantage of the supply/demand imbalance that brought prices higher and generated strong earnings growth; we have now reduced this overweight based on valuations, which reached our target price. We expect to get most of our return through stock selection.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Intel	4.4%
Goldman Sachs Group	3.7%
Bank of America	3.7%
Johnson & Johnson	3.7%
Wells Fargo	3.6%
Wyeth Pharmaceuticals	3.3%
Hewlett-Packard	3.1%
General Electric	3.0%
Microsoft	2.9%
Procter & Gamble	2.8%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Information Technology	22.9%
Financials	20.9%
Health Care	12.4%
Energy	11.2%
Industrials	10.7%
Consumer Discretionary	10.6%
Consumer Staples	4.6%
Short-Term Investments	3.0%
Materials	2.5%
Telecommunication Services	2.5%
Utilities	1.2%
Other Assets and Liabilities, Net	(2.5)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

29

Large Cap Select fund continued

Annual Performance1  as of September 30, 2005

		Since Inception
	1 year	1/31/2003
Average annual return with sales charge (POP)
Class A	11.34%	14.02%
Class B	12.02%	14.33%
Class C	15.91%	15.55%
Average annual return without sales charge (NAV)
Class A	17.83%	16.46%
Class B	17.02%	15.52%
Class C	16.91%	15.55%
Class R	17.54%	16.21%
Class Y	18.14%	16.73%
S&P 500 Composite Index[2]	12.25%	16.61%

Value of a $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 1/31/03 to 9/30/05) as compared to the S&P 500 Composite Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index of large-capitalization stocks that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

30

Large Cap Select fund continued

Expense Example

As a shareholder of the Large Cap Select Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,068.70	$6.17
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,019.10	$6.02
Class B Actual[2,3]	$1,000.00	$1,064.00	$9.96
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.42	$9.73
Class C Actual[2,3]	$1,000.00	$1,063.90	$9.99
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.39	$9.75
Class R Actual[2,3]	$1,000.00	$1,066.70	$7.25
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.05	$7.08
Class Y Actual[2,3]	$1,000.00	$1,068.90	$4.84
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.39	$4.72

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.19%, 1.93%, 1.93%, 1.40% and 0.93% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 6.87% for Class A, 6.40% for Class B, 6.39% for Class C, 6.67% for Class R and 6.89% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.15%, 1.90%, 1.90%, 1.40% and 0.90% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,068.55 and $1,018.96 for Class A, $1,063.78 and $1,015.21 for Class B, $1,063.72 and $1,015.21 for Class C, $1,066.56 and $1,017.91 for Class R, and $1,068.71 and $1,020.20 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.32 and $6.16 for Class A, $10.18 and $9.94 for Class B, $10.17 and $9.93 for Class C, $7.39 and $7.22 for Class R and $5.03 and $4.91 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

31

Large Cap Value fund

Investment Objective: primary – capital appreciation; secondary – current income

How did the Fund perform for the fiscal year ended September 30, 2005?

The First American Large Cap Value Fund (the "fund"), Class Y shares, returned 17.92% for the fiscal year ended September 30, 2005 (Class A shares returned 17.62% without taking the sales charge into account). By comparison, the fund's benchmark, the Russell 1000 Value Index*, returned 16.69% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

What worked for the fund and why?

Strong performance and good stock selection in the energy, technology, consumer discretionary, and utilities sectors contributed to the fund's outperformance relative to the index. High energy demand, coupled with rising prices, boosted the results of the companies involved in crude oil and natural exploration and production – Conoco Phillips and EOG Resources – as well as those in the oil service industry, like Halliburton and National Oilwell Varco. In the technology sector, strong results from Texas Instruments and National Semiconductor were a reflection of increased demand for a broad range of semiconductor products. NCR Corp., a provider of hardware and software business solutions, and Motorola were also strong performers in the technology sector. In the consumer discretionary sector, high occupancy levels driven by increased company travel budgets led to positive results from Hilton Hotels. The fund also benefited from positive performance by Lehman Brothers Holdings, Goldman Sachs, and Phelps Dodge.

What did not work for the fund and why?

Weaker performance in the consumer staples, industrials, and materials sectors detracted from the overall performance of the fund. In the consumer staples area, our lack of exposure to grocery store retailers earlier in the fiscal year proved a missed opportunity, as these stocks traded up on speculation of buyout activity. Clorox and General Mills performed below expectations. In the materials sector, Dow Chemical, as well as Weyerhauser and MeadWestvaco (paper companies), produced disappointing results, as did Tyco and Eaton Corp. in the industrial sector.

What strategic moves were made by the fund and why?

In terms of sector positioning, the fund ended the fiscal year as it began. Overweights were maintained in the technology and energy sectors, as we continued to feel that technology stocks would benefit from a growing economy and that the continuation of high commodity prices, coupled with favorable supply and demand characteristics, would lead to strong performance in the energy sector. We maintained underweights in the financials and utilities sectors based on our belief that these sectors are enjoying peak fundamental conditions and full valuations.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Exxon Mobil	5.1%
Bank of America	3.9%
Hewlett-Packard	3.6%
ConocoPhillips	3.1%
Wyeth Pharmaceuticals	3.1%
Citigroup	2.9%
Time Warner	2.9%
Lehman Brothers Holdings	2.7%
Goldman Sachs Group	2.7%
Wells Fargo	2.7%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Financials	31.5%
Energy	16.8%
Information Technology	9.5%
Consumer Discretionary	9.1%
Health Care	9.0%
Industrials	7.4%
Consumer Staples	5.6%
Materials	3.7%
Utilities	3.7%
Telecommunication Services	3.2%
Short-Term Investments	0.6%
Other Assets and Liabilities, Net	(0.1)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

32

Large Cap Value fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	2/01/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	11.16%	1.26%	7.47%	-	-
Class B	11.77%	1.28%	7.29%	-	-
Class C	15.75%	1.64%	-	1.51%	-
Average annual return without sales charge (NAV)
Class A	17.62%	2.42%	8.08%	-	-
Class B	16.70%	1.65%	7.29%	-	-
Class C	16.75%	1.64%	-	1.51%	-
Class R	17.34%	-	-	-	7.92%
Class Y	17.92%	2.68%	8.37%	-	-
Russell 1000 Value Index[2]	16.69%	5.76%	11.52%	5.88%	10.90%

Value of a $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/95 to 9/30/05) as compared to the Russell 1000 Value Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

33

Large Cap Value fund continued

Expense Example

As a shareholder of the Large Cap Value Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,067.50	$6.12
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,019.15	$5.98
Class B Actual[2,3]	$1,000.00	$1,063.50	$9.98
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.39	$9.75
Class C Actual[2,3]	$1,000.00	$1,063.20	$9.98
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.39	$9.75
Class R Actual[2,3]	$1,000.00	$1,066.50	$7.40
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.90	$7.23
Class Y Actual[2,3]	$1,000.00	$1,069.20	$4.83
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.40	$4.72

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.18%, 1.93%, 1.93%, 1.43% and 0.93% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 6.75% for Class A, 6.35% for Class B, 6.32% for Class C, 6.65% for Class R and 6.92% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.15%, 1.90%, 1.90%, 1.40% and 0.90% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,067.40 and $1,019.05 for Class A, $1,063.39 and $1,015.29 for Class B, $1,063.09 and $1,015.29 for Class C, $1,066.49 and $1,017.90 for Class R, and $1,069.10 and $1,020.30 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.22 and $6.07 for Class A, $10.09 and $9.86 for Class B, $10.09 and $9.85 for Class C, $7.41 and $7.23 for Class R and $4.93 and $4.81 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

34

Balanced fund

Investment Objective: maximize total return (capital appreciation plus income)

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Balanced Fund (the "fund"), Class Y shares, returned 14.76% for the fiscal year ended September 30, 2005 (Class A shares returned 14.51% without taking the sales charge into account). By comparison, the fund's benchmarks, the Russell 3000 Index* and the Lehman Aggregate Bond Index*, returned 12.60% and 2.80%, respectively, for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

While the Fed's measured approach to tightening monetary policy helped foster stability in the bond market, it had little effect on long-term rates, which remained low as short-term rates inched higher. As a result, the flattening yield curve (i.e., a greater rise in short-term rates than in long-term rates) made bonds with maturities of 10 years or longer more attractive than their shorter-term counterparts. The corporate sector of the economy has performed very well, with operating earnings up sharply through the third quarter of 2005. As a result, high-yield credit enjoyed continued strong performance, though increasingly there have been indications that the credit cycle has passed its peak.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

What worked for the fund and why?

Within the stock portion of the fund, good stock selection across several sectors, as well as overweights in energy and healthcare and underweights in materials and telecommunications services, caused the fund to outperform relative to the index. In the energy sector, where rising prices made for strong profit growth, standout performers – National Oilwell Varco, Amerada Hess, Halliburton, and Conoco Phillips – engaged in oil and gas exploration or petroleum production and sales, and their strong performance was spurred by growing demand and higher prices. In healthcare, Wyeth, a pharmaceutical company, produced strong results following a turnaround, while in the technology sector Motorola and NCR Corp., a provider of hardware and software business solutions, were key drivers of performance.

Within the bond section, the fund's strategic positioning to take advantage of the flattening yield curve was the main driver of performance. Emerging market bonds (issued by national governments) also added value, as did asset-backed and mortgage-backed securities.

What did not work for the fund and why?

In the stock portion, the fund was underweight in utilities, which performed better than expected, but this deficiency had negligible impact on performance since good stock selection in the sector compensated for it. In fixed income, periodic underweights in A- and AA-rated corporate bonds dampened performance as credit continued to rally. On the whole, however, this portion of the portfolio also enjoyed very strong performance.

What strategic moves were made by the fund and why?

Along with maintaining larger-than-normal allocations to equities generally, and to large-capitalization stocks in particular, we established positions in foreign stocks by investing in Exchange Traded Index Funds midway through the reporting period. These investments, which offer fairly broad diversification across developed and emerging markets, currently amount to approximately 10% of the fund's total equity segment. Added to the portfolio in anticipation of good results due to strong growth and reasonable valuations abroad, this portion of the fund produced strong outperformance against domestic equities in the final quarter of the reporting period.

The fixed-income portion of the portfolio was positioned for the flatter yield curve and was modestly short on duration. Having begun the fiscal year with overweights in lower-grade (BBB) corporate bonds and high-yield bonds, we reduced these positions late in the fiscal year, given the maturing credit cycle and less attractive valuations following a year of strong performance.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
iShares MSCI EAFE Index fund	4.7%
Intel	2.5%
Goldman Sachs	2.1%
Bank of America	2.1%
Johnson & Johnson	2.1%
Wells Fargo	2.0%
Wyeth	1.9%
Hewlett Packard	1.8%
General Electric	1.7%
Microsoft	1.6%
Proctor & Gamble	1.6%

Portfolio Allocation as of September 30, 2005[1] (% of net assets)
Stocks	62.3%
Bonds	29.9%
Investment Companies	7.2%
Short-Term Investments	1.4%
Other Assets and Liabilities, Net	(0.8)%
100.0%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

35

Balanced fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	3/1/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	8.21%	(0.17)%	6.13%	-	-	-
Class B	8.64%	(0.13)%	-	3.10%	-	-
Class C	12.61%	-	-	-	-	6.18%
Average annual return without sales charge (NAV)
Class A	14.51%	0.97%	6.74%	-	-	-
Class B	13.64%	0.20%	-	3.10%	-	-
Class C	13.61%	-	-	-	-	6.18%
Class R	14.16%	-	-	-	2.01%	-
Class Y	14.76%	1.22%	7.02%	-	-	-
Russell 3000 Index[2]	12.60%	(2.30)%	7.81%	1.13%	(0.71)%	6.65%
Lehman Aggregate Bond Index[3]	2.80%	6.62%	6.55%	6.20%	6.51%	5.24%

Value of a $10,000 Investment1,4  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 10/31/95 to 9/30/05) as compared to the Russell 3000 Index2 and the Lehman Aggregate Bond Index3.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in an index is not available.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to September 24, 2001, represents that of Firstar Balanced Growth Fund.

2  An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3  An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

4  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

36

Balanced fund continued

Expense Example

As a shareholder of the Balanced Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,063.60	$5.56
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,019.68	$5.44
Class B Actual[2,3]	$1,000.00	$1,059.00	$9.42
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.92	$9.22
Class C Actual[2,3]	$1,000.00	$1,059.90	$9.42
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.92	$9.22
Class R Actual[2,3]	$1,000.00	$1,062.70	$6.85
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,018.42	$6.70
Class Y Actual[2,3]	$1,000.00	$1,064.80	$4.27
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.93	$4.18

1  Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.08%, 1.83%, 1.83%, 1.33% and 0.83% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 6.36% for Class A, 5.90% for Class B, 5.99% for Class C, 6.27% for Class R and 6.48% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.05%, 1.80%, 1.80%, 1.30% and 0.80% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses was increased to 1.10%, 1.85%, 1.85%, 1.35%, and 0.85% for Class A, Class B, Class C, Class R, and Class Y, respectively. If this new limitation had been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,063.47 and $1,019.55 for Class A, $1,058.87 and $1,015.79 for Class B, $1,059.77 and $1,015.79 for Class C, $1,062.57 and $1,018.30 for Class R, and $1,064.67 and $1,020.81 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $5.69 and $5.57 for Class A, $9.55 and $9.35 for Class B, $9.55 and $9.35 for Class C, $6.98 and $6.83 for Class R and $4.40 and $4.31 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

37

Equity Income fund

Investment Objective: long-term growth of capital and income

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Equity Income Fund (the "fund"), Class Y shares, returned 10.94% for the fiscal year ended September 30, 2005 (Class A shares returned 10.65% without taking the sales charge into account). By comparison, the fund's benchmark, the Standard and Poor's 500 Composite Index* ("S&P Composite Index*"), returned 12.25% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The corporate sector of the economy has performed very well in this economic environment, with operating earnings up sharply through the third quarter of 2005. Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

With its emphasis on companies that pay dividends, the fund is generally expected to perform better in down markets and lag the index in up markets, a tendency that was reflected during this fiscal year's strong market environment.

What worked for the fund and why?

The fund benefited from an overweight and good stock selection in the energy sector, where rising commodity prices made for strong profit growth. Standout performers in this sector – Conoco Phillips, Apache Corporation, Halliburton, Kerr McGee, and British Petroleum – are engaged in oil and gas exploration, production, or refining and their strong performance was spurred by growing demand and higher commodity prices. The fund's underweight in the consumer discretionary sector also proved beneficial, since the sector lagged during the year, with a number of stocks weak, discounting investor concerns about a slowdown in consumer spending trends. In addition, stock selection in the healthcare sector had a positive impact on performance: Baxter International, a medical products and services company, McKesson, a drug distributor, and Wyeth, a pharmaceutical company, posted strong returns on better-than-expected company earnings growth.

What did not work for the fund and why?

The fund's overweight in the materials sector contributed to the fund's underperformance. Particularly disappointing performance came from Bemis, a packaging materials company and DuPont, a paint and chemical coating producer, where earnings results disappointed investors. Stock selection in the utilities space also detracted from fund performance. The fund continued to focus on higher dividend-paying utilities rather than the stronger performing lower-dividend paying companies. Finally, a few individual stocks took their toll on performance, notably insurance broker Marsh & McLennan, which experienced a management turnover and lower earnings as a result of the New York attorney general's investigation into the firm's pricing practices.

What strategic moves were made by the fund and why?

Earlier in the fiscal year, we moved the fund to an overweight position in the energy sector, taking advantage of investor pullback from energy stocks and following our conviction that the supply/demand imbalance in the energy market would persist, bringing the prices higher and generating strong earnings growth. We also moved to an overweight in the technology sector, based on historically more reasonable values and better earnings growth outlook. We maintained an underweight in the consumer discretionary space out of concern about a decline in the rate of growth in consumer spending.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Holdings as of September 30, 2005[1] (% of net assets)
Exxon Mobil	4.0%
Microsoft	3.3%
Citigroup	2.8%
General Electric	2.7%
Wyeth	2.7%
Bank of America	2.3%
ConocoPhillips	2.3%
BP PLC	2.0%
Johnson & Johnson	2.0%
Altria Group	2.0%

Sector Allocation as of September 30, 2005[1] (% of net assets)
Financials	19.7%
Energy	14.4%
Health Care	11.9%
Information Technology	11.2%
Industrials	11.0%
Consumer Discretionary	7.8%
Materials	7.0%
Consumer Staples	6.6%
Telecommunication Services	4.3%
Utilities	4.0%
Short-Term Investments	1.6%
Convertible Preferred Stock	0.6%
Convertible Corporate Bond	0.3%
Other Assets and Liabilities, Net	(0.4)%
100%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2005

38

Equity Income fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	4.59%	2.22%	8.46%	-	-
Class B	4.86%	2.30%	8.30%	-	-
Class C	8.84%	2.58%	-	2.98%	-
Average annual return without sales charge (NAV)
Class A	10.65%	3.38%	9.07%	-	-
Class B	9.86%	2.60%	8.30%	-	-
Class C	9.84%	2.58%	-	2.98%	-
Class R	10.33%	-	-	-	6.41%
Class Y	10.94%	3.63%	9.38%	-	-
S&P 500 Composite Index[2]	12.25%	(1.49)%	9.49%	1.00%	7.00%

Value of a $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/95 to 9/30/05) as compared to the S&P 500 Composite Index2.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Mutual fund investing involves risk; principal loss is possible.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On May 18, 1994, the Equity Income Fund became the successor by merger to the Boulevard Strategic Balance Fund. Prior to the merger, the First American fund had no assets or liabilities. Performance prior to May 18, 1994, is that of the Boulevard Strategic Balance Fund.

2  An unmanaged index of large-capitalization stocks that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

39

Equity Income fund continued

Expense Example

As a shareholder of the Equity Income Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,042.20	$6.02
Class A Hypothetical (5% return before expenses)[3]	$1,000.00	$1,019.17	$5.95
Class B Actual[2,3]	$1,000.00	$1,038.20	$9.84
Class B Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.41	$9.73
Class C Actual[2,3]	$1,000.00	$1,038.10	$9.84
Class C Hypothetical (5% return before expenses)[3]	$1,000.00	$1,015.41	$9.73
Class R Actual[2,3]	$1,000.00	$1,041.20	$7.30
Class R Hypothetical (5% return before expenses)[3]	$1,000.00	$1,017.91	$7.22
Class Y Actual[2,3]	$1,000.00	$1,043.20	$4.74
Class Y Hypothetical (5% return before expenses)[3]	$1,000.00	$1,020.43	$4.69

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.18%, 1.93%, 1.93%, 1.43% and 0.93% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 4.22% for Class A, 3.82% for Class B, 3.81% for Class C, 4.12% for Class R and 4.32% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.15%, 1.90%, 1.90%, 1.40% and 0.90% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was removed. If this limitation had not been in place during the entire period, actual and hypothetical ending account balances would have been approximately $1,042.09 and $1,019.06 for Class A, $1,038.09 and $1,015.30 for Class B, $1,037.99 and $1,015.30 for Class C, $1,041.10 and $1,017.82 for Class R, and $1,043.08 and $1,020.32 for Class Y and actual and hypothetical expenses paid during the period would have been approximately $6.13 and $6.06 for Class A, $9.95 and $9.84 for Class B, $9.95 and $9.84 for Class C, $7.40 and $7.32 for Class R and $4.86 and $4.80 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

40

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Real Estate Securities, International, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, Small-Mid Cap Core (formally Technology Fund), Mid Cap Growth Opportunities, Mid Cap Value, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Balanced, and Equity Income Funds (series of First American Investment Funds, Inc.) (collectively, the "funds") as of September 30, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, except as noted below. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the International, Small Cap Growth Opportunities, Small Cap Select, Mid Cap Growth Opportunities, Large Cap Growth Opportunities, Balanced, and Equity Income Funds for the periods presented through October 31, 2000, were audited by other auditors whose report dated December 29, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds internal control over financial reporting. Our Audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Funds listed above of First American Investment Funds, Inc. at September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 18, 2005

FIRST AMERICAN FUNDS Annual Report 2005

41

Schedule of Investments September 30, 2005

Real Estate Securities Fund

DESCRIPTION	SHARES	VALUE (000)
Real Estate Investment Trusts (a) – 99.1%
Apartments – 16.7%
Archstone-Smith Trust (b)	571,385	$22,781
Avalonbay Communities (b)	355,170	30,438
Camden Property Trust	473,514	26,398
Education Realty Trust	204,110	3,409
Equity Residential Properties Trust (b)	460,620	17,434
Essex Property Trust (b)	68,320	6,149
Mid-America Apartment Communities (b)	124,490	5,790
		112,399
Community Centers – 11.5%
Agree Realty	179,580	5,073
Developers Diversified Realty (b)	394,953	18,444
Equity One	196,780	4,575
Kimco Realty (b)	314,070	9,868
Kite Realty Group Trust	568,620	8,484
Pan Pacific Retail Properties (b)	147,180	9,699
Regency Centers (b)	301,310	17,310
Saul Centers	98,440	3,543
		76,996
Diversified – 6.4%
Cousins Properties	168,200	5,083
Forest City Enterprises, Class A	230,200	8,771
Trizec Properties (b)	675,550	15,578
Vornado Realty Trust (b)	154,480	13,381
		42,813
Health Care – 3.1%
American Retirement*	187,240	3,526
Healthcare Realty Trust	76,410	3,067
Ventas	449,610	14,477
		21,070
Hotels – 12.2%
Eagle Hospitality Property Trust	532,530	5,315
Hersha Hospitality Trust	406,220	4,034
Hilton Hotels	681,970	15,222
Host Marriott (b)	929,930	15,716
La Quinta* (b)	1,370,030	11,906
Marriott International, Class A (b)	149,920	9,445
Starwood Hotels & Resorts Worldwide	251,120	14,356
Winston Hotels	557,100	5,571
		81,565
Industrials – 11.7%
AMB Property	204,970	9,203
Centerpoint Properties Trust (b)	152,140	6,816
First Potomac Realty Trust	285,790	7,345
Liberty Property Trust (b)	31,020	1,320
Prologis (b)	991,839	43,948
PS Business Parks (b)	218,630	10,013
		78,645
Malls – 12.3%
General Growth Properties (b)	461,830	20,750
Macerich	77,990	5,065
Mills (b)	237,260	13,068
Simon Property Group (b)	522,190	38,705
Taubman Centers	149,460	4,738
		82,326
Office – 20.0%
Alexandria Real Estate Equities (b)	73,600	6,086
BioMed Realty Trust	285,290	7,075

Real Estate Securities Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Boston Properties (b)	333,200	$23,624
Brandywine Realty Trust (b)	127,010	3,949
Brascan	217,100	10,117
Brookfield Properties (b)	924,025	27,231
Corporate Office Properties Trust	94,190	3,292
Equity Office Properties Trust (b)	265,990	8,700
Kilroy Realty (b)	180,330	10,104
Mack-Cali Realty	181,840	8,172
Maguire Properties	256,930	7,721
Reckson Associates Realty	217,840	7,526
SL Green Realty	152,270	10,382
		133,979
Self Storage – 2.6%
Public Storage (b)	204,610	13,709
Sovran Self Storage (b)	73,070	3,577
		17,286
Specialty Real Estate – 2.6%
Equity Lifestyle Properties	167,020	7,516
Newcastle Investment	168,580	4,703
Northstar Realty Finance	539,130	5,062
		17,281
Total Real Estate Investment Trusts (Cost $551,431)		664,360
Private Real Estate Companies – 0.0%
Beacon Capital* (c) (d)	33,750	46
Newcastle Investment Holdings* (c) (d)	35,000	210
Total Private Real Estate Companies (Cost $588)		256
Affiliated Money Market Fund – 1.7%
First American Prime Obligations Fund, Class Z (e) (Cost $11,143)	11,142,640	11,143
Investments Purchased with Proceeds from Securities Lending (f) – 46.4%
(Cost $311,484)		311,484
Total Investments – 147.2% (Cost $874,646)		987,243
Other Assets and Liabilities, Net – (47.2)%		(316,612)
Total Net Assets – 100.0%		$670,631

* Non-income producing security

(a)  The fund is primarily invested in the Real Estate sector and therefore is subject to additional risks. See notes 1 and 7 in Notes to Financials Statements.

(b)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $310,350,186 at September 30, 2005. See note 2 in Notes to Financial Statements.

(c)  Security is considered illiquid or restricted. As of September 30, 2005, the value of these investments was $255,913 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Security is fair valued. As of September 30, 2005, the fair value of these investments was $255,913 or 0.0% if total net assets. See note 2 in Notes to Financial Statements.

(e)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(f)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

42

Statement of Assets and Liabilities September 30, 2005, in thousands, except for per share data

Real Estate Securities Fund
ASSETS:
Investments in unaffiliated securities, at value† (cost: $552,019) (note 2)	$664,616
Investments in affiliated money market fund, at value (cost: $11,143) (note 2)	11,143
Investments purchased with proceeds from securities lending (cost: $311,484) (note 2)	311,484
Cash*	3,089
Receivable for dividends and interest	3,688
Receivable for investment securities sold	55
Receivable for capital shares sold	357
Prepaid expenses and other assets	31
Total assets	994,463
LIABILITIES:
Payable for investment securities purchased	5,686
Payable upon return of securities loaned (note 2)	314,434
Payable for capital shares redeemed	3,111
Payable to affiliates (note 3)	542
Payable for distribution and shareholder servicing fees	35
Accrued expenses and other liabilities	24
Total liabilities	323,832
Net assets	$670,631
COMPOSITION OF NET ASSETS:
Portfolio capital	$483,371
Undistributed net investment income	2,805
Accumulated net realized gain on investments	71,858
Net unrealized appreciation of investments	112,597
Net assets	$670,631
* Includes cash collateral received related to securities loaned (note 2)	$2,950
† Including securities loaned, at value	$310,350
Class A:
Net assets	$135,745
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	6,225
Net asset value and redemption price per share	$21.81
Maximum offering price per share (1)	$23.08
Class B:
Net assets	$4,700
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	218
Net asset value, offering price and redemption price per share (2)	$21.53
Class C:
Net assets	$4,954
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	229
Net asset value, offering price and redemption price per share (2)	$21.61
Class R:
Net assets	$36
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	2
Net asset value, offering price, and redemption price per share	$22.00
Class Y:
Net assets	$525,196
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	23,958
Net asset value, offering price, and redemption price per share	$21.92

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

FIRST AMERICAN FUNDS Annual Report 2005

43

Statement of Operations For the fiscal year ended September 30, 2005, in thousands

Real Estate Securities Fund
INVESTMENT INCOME:
Dividends from affiliated money market fund	$384
Dividends from unaffiliated securities	27,943
Less: Foreign taxes withheld	(61)
Securities lending income	170
Total investment income	28,436
EXPENSES (note 3):
Investment advisory fees	4,277
Administration fees	1,233
Transfer agent fees	405
Custodian fees	53
Professional fees	49
Postage and printing fees	45
Registration fees	44
Directors' fees	14
Other expenses	14
Distribution and shareholder servicing fees – Class A	284
Distribution and shareholder servicing fees – Class B	46
Distribution and shareholder servicing fees – Class C	47
Distribution and shareholder servicing fees – Class R (1)	-
Total expenses	6,511
Less: Fee waivers (note 3)	(111)
Total net expenses	6,400
Investment income – net	22,036
REALIZED AND UNREALIZED GAINS ON INVESTMENTS – NET (note 5):
Net realized gain on investments	85,317
Net change in unrealized appreciation or depreciation of investments	47,167
Net gain on investments	132,484
Net increase in net assets resulting from operations	$154,520

  (1)  Due to the presentation of the financial statements in thousands, the numbers round to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

44

Statement of Changes in Net Assets in thousands

		Real Estate Securities Fund
	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$22,036	$14,500
Net realized gain on investments	85,317	35,085
Net change in unrealized appreciation or depreciation of investments	47,167	32,394
Net increase in net assets resulting from operations	154,520	81,979
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(3,209)	(2,018)
Class B	(92)	(123)
Class C	(94)	(120)
Class R	(1)	(56)
Class Y	(14,545)	(12,334)
Net realized gain on investments:
Class A	(7,087)	(1,410)
Class B	(338)	(136)
Class C	(326)	(131)
Class R	-	(97)
Class Y	(32,911)	(8,059)
Total distributions	(58,603)	(24,484)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	45,709	50,157
Reinvestment of distributions	10,057	3,282
Payments for redemptions	(24,578)	(10,941)
Increase in net assets from Class A transactions	31,188	42,498
Class B:
Proceeds from sales	1,148	1,101
Reinvestment of distributions	386	236
Payments for redemptions (note 3)	(1,935)	(1,051)
Increase (decrease) in net assets from Class B transactions	(401)	286
Class C:
Proceeds from sales	1,485	1,777
Reinvestment of distributions	395	239
Payments for redemptions (note 3)	(1,887)	(1,533)
Increase (decrease) in net assets from Class C transactions	(7)	483
Class R:
Proceeds from sales	56	1,277
Reinvestment of distributions	-	137
Payments for redemptions	(23)	(4,196)
Increase (decrease) in net assets from Class R transactions	33	(2,782)
Class Y:
Proceeds from sales	124,624	228,629
Reinvestment of distributions	21,477	8,467
Payments for redemptions	(112,400)	(64,875)
Increase in net assets from Class Y transactions	33,701	172,221
Increase in net assets from capital share transactions	64,514	212,706
Total increase in net assets	160,431	270,201
Net assets at beginning of period	510,200	239,999
Net assets at end of period	$670,631	$510,200
Undistributed net investment income at end of period	$2,805	$1,227

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

45

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital	Net Asset Value End of Period
Real Estate Securities Fund (1)
Class A
2005		$18.62	$0.69	$4.47	$(0.55)	$(1.42)	$-	$21.81
2004		16.00	0.63	3.21	(0.62)	(0.60)	-	18.62
2003		13.68	0.69	2.65	(0.69)	(0.33)	-	16.00
2002		13.12	0.71	0.61	(0.69)	-	(0.07)	13.68
2001		12.71	0.76	0.32	(0.64)	-	(0.03)	13.12
Class B
2005		$18.41	$0.54	$4.40	$(0.40)	$(1.42)	$-	$21.53
2004		15.85	0.50	3.17	(0.51)	(0.60)	-	18.41
2003		13.55	0.57	2.64	(0.58)	(0.33)	-	15.85
2002		13.02	0.59	0.61	(0.60)	-	(0.07)	13.55
2001		12.61	0.65	0.33	(0.54)	-	(0.03)	13.02
Class C
2005		$18.47	$0.54	$4.42	$(0.40)	$(1.42)	$-	$21.61
2004		15.89	0.50	3.19	(0.51)	(0.60)	-	18.47
2003		13.62	0.59	2.62	(0.61)	(0.33)	-	15.89
2002		13.08	0.62	0.59	(0.60)	-	(0.07)	13.62
2001		12.68	0.69	0.30	(0.59)	-	-	13.08
Class R (2)
2005		$18.80	$0.72	$4.43	$(0.53)	$(1.42)	$-	$22.00
2004		16.00	0.61	3.24	(0.45)	(0.60)	-	18.80
2003		13.69	0.69	2.64	(0.69)	(0.33)	-	16.00
2002		13.12	0.70	0.62	(0.68)	-	(0.07)	13.69
2001	(3)	12.52	0.11	0.49	-	-	-	13.12
Class Y
2005		$18.71	$0.74	$4.49	$(0.60)	$(1.42)	$-	$21.92
2004		16.06	0.69	3.22	(0.66)	(0.60)	-	18.71
2003		13.73	0.73	2.66	(0.73)	(0.33)	-	16.06
2002		13.15	0.73	0.63	(0.71)	-	(0.07)	13.73
2001		12.73	0.84	0.28	(0.68)	-	(0.02)	13.15

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

46

		Total Return (4)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Real Estate Securities Fund (1)
Class A
2005		28.99%	$135,745	1.23%	3.43%	1.25%	3.41%	118%
2004		24.98	86,996	1.23	3.63	1.26	3.60	127
2003		25.92	35,754	1.23	4.82	1.28	4.77	69
2002		10.07	15,422	1.23	5.06	1.32	4.97	99
2001		8.69	2,421	1.04	5.89	1.25	5.68	85
Class B
2005		27.98%	$4,700	1.98%	2.69%	2.00%	2.67%	118%
2004		24.06	4,412	1.98	2.91	2.01	2.88	127
2003		25.03	3,559	1.98	4.10	2.03	4.05	69
2002		9.21	2,577	1.98	4.27	2.07	4.18	99
2001		7.93	1,724	1.79	5.13	2.00	4.92	85
Class C
2005		28.00%	$4,954	1.98%	2.68%	2.00%	2.66%	118%
2004		24.12	4,247	1.98	2.92	2.01	2.89	127
2003		24.88	3,229	1.98	4.12	2.03	4.07	69
2002		9.27	986	1.98	4.43	2.07	4.34	99
2001		7.93	341	1.79	5.27	2.00	5.06	85
Class R (2)
2005		28.60%	$36	1.48%	3.37%	1.65%	3.20%	118%
2004		24.94	1	1.23	3.57	1.26	3.54	127
2003		25.80	2,524	1.23	4.87	1.28	4.82	69
2002		10.13	1,224	1.23	5.00	1.32	4.91	99
2001	(3)	4.87	320	0.56	43.93	1.01	43.48	85
Class Y
2005		29.25%	$525,196	0.98%	3.66%	1.00%	3.64%	118%
2004		25.33	414,544	0.98	3.95	1.01	3.92	127
2003		26.19	194,933	0.98	5.13	1.03	5.08	69
2002		10.40	120,091	0.98	5.27	1.07	5.18	99
2001		9.01	96,263	0.80	6.50	1.01	6.29	85

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except for total return and portfolio turnover.

  (4)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

FIRST AMERICAN FUNDS Annual Report 2005

47

Schedule of Investments September 30, 2005

International Fund

DESCRIPTION	SHARES	VALUE (000)
Foreign Common Stocks – 98.1%
Australia – 1.3%
BHP Billiton	1,170,000	$19,850
Belgium – 1.9%
Dexia	790,000	17,777
Fortis (a)	450,000	13,002
		30,779
Brazil – 1.8%
Companhia Vale do Rio Doce, ADR	620,000	27,193
Petroleo Brasileiro, ADR*	22,900	1,637
		28,830
Finland – 1.4%
Nokia Oyj	1,304,770	21,852
France – 10.6%
Axa (a)	704,000	19,318
BNP Paribas (a)	301,900	22,941
Compagnie de Saint-Gobain (a)	430,000	24,725
Dassault Systemes (a)	250,000	12,915
Lafarge (a)	169,600	14,915
Total (a)	269,490	73,528
		168,342
Germany – 5.8%
BASF (a)	160,000	12,034
Bayerische Motoren Werke (BMW) (a)	459,600	21,529
Deutsche Post	600,000	14,042
SAP (a)	71,750	12,413
Schering (a)	210,600	13,342
Siemens (a)	231,000	17,803
		91,163
Great Britain – 27.0%
Aviva	1,000,000	10,974
Barclays	2,725,000	27,526
BG Group	2,750,000	26,082
British Land	900,000	14,922
Centrica	3,370,542	14,617
GlaxoSmithKline	1,625,000	41,309
HSBC (a)	2,626,800	42,672
Kingfisher	3,105,000	11,823
Morrison Supermarket	5,815,000	18,222
National Grid Transco	1,404,082	13,156
Reckitt Benckiser	524,378	15,965
Royal Bank of Scotland	1,064,000	30,180
Smith & Nephew	1,781,163	14,946
Standard Chartered	1,213,000	26,153
Tesco	5,422,000	29,583
Vodafone	18,435,000	47,936
Wolseley	1,250,000	26,421
WPP Group	1,485,503	15,110
		427,597
Hong Kong – 0.7%
Esprit Holdings	1,564,500	11,680
Far East Pharmaceutical Technology* (b) (c)	2,836,000	-
Peregrine Investment Holdings* (b) (c)	142,000	-
		11,680
Ireland – 0.6%
Bank of Ireland	650,000	10,269

International Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Italy – 5.1%
Eni (a)	1,925,800	$57,171
Mediaset (a)	702,400	8,308
UniCredito Italiano (a)	2,803,900	15,799
		81,278
Japan – 20.7%
Aeon Credit Service	176,400	12,820
Canon	453,600	24,495
Chugai Pharmaceutical (a)	378,100	7,211
Credit Saison	336,900	14,780
Daikin Industries (a)	430,000	11,516
Fanuc (a)	130,000	10,513
Hirose Electric (a)	63,000	7,343
Honda Motor (a)	232,200	13,132
Hoya (a)	120,000	3,985
Hoya W/I	360,000	12,242
Matsushita Electric Industrial (a)	614,000	10,402
Mitsubishi (a)	979,800	19,335
Mitsubishi Tokyo Financial Group (a)	2,843	37,317
Nidec Corporation (a)	47,100	2,801
Nidec Corporation W/I	47,100	2,797
Nikko Cordial (a)	750,000	8,675
Nippon Oil	925	8
Nitto Denko (a)	268,700	15,126
Secom	235,000	11,303
Sharp (a)	500,000	7,241
Shin-Etsu Chemical (a)	298,000	12,995
SMC (a)	100,600	13,391
Sumitomo (a)	1,902,000	20,073
Takefuji	110,000	8,576
Toyota Motor (a)	466,400	21,365
Yamanouchi Pharmeceutical	498,200	18,740
		328,182
Mexico – 0.7%
Fomento Economico Mexicano, ADR	152,000	10,628
Netherlands – 4.4%
ABN AMRO	725,000	17,360
ING Groep (a)	425,000	12,653
Philips Electronics	590,000	15,672
Reed Elsevier	955,000	13,172
Wolters Kluwer	619,700	11,525
		70,382
South Korea – 1.2%
Samsung Electronics	23,830	13,424
SK Telecom, ADR	250,000	5,460
		18,884
Spain – 2.9%
Altadis	335,000	15,000
Banco Bilbano Vizcaya Argentaria	884,400	15,502
Telefonica	977,184	15,990
		46,492
Sweden – 1.1%
Ericsson*	4,815,000	17,576
Switzerland – 10.9%
Adecco (a)	377,600	17,241
Holcim	300,000	19,921
Nestle	95,560	27,980
Novartis	600,100	30,436

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

48

International Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Roche	220,600	$30,643
UBS (a)	385,700	32,777
Zurich Financial Services	84,500	14,395
		173,393
Total Foreign Common Stocks (Cost $1,332,671)		1,557,177
Short-Term Investments – 1.9%
State Street GA Prime Fund (Cost $30,076)	30,076,244	30,076
Investments Purchased with Proceeds from Securities Lending – 24.7%
State Street Navigator Prime (Cost $390,941)	390,940,688	390,941
Total Investments – 124.7% (Cost $1,753,688)		1,978,194
Other Assets and Liabilities, Net – (24.7)%		(391,389)
Total Net Assets – 100.0%		$1,586,805

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $371,692,911 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  Security considered illiquid investment and is fair valued under guidelines established by the Board of Directors. As of September 30, 2005, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(c)  Security is fair valued. As of September 30, 2005, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

ADR – American Depository Receipts

At September 30, 2005, sector diversification of the fund was as follows:
	% of Net Assets	Value (000)
Foreign Common Stock
Banking	15.8%	$248,972
Diversified Financials	11.4	182,748
Energy	10.8	173,043
Pharmaceutical & Biotechnology	8.9	141,681
Consumer Discretionary	7.9	127,469
Technology	6.6	104,215
Telecommunication Services	5.7	91,238
Capital Goods	5.7	88,773
Materials	5.6	87,198
Retailing	3.8	59,628
Automobiles & Components	3.5	56,026
Commercial Services & Supplies	3.3	51,271
Health Care	1.7	28,118
Food & Beverage	1.8	27,980
Insurance	1.6	25,369
Manufacturing	1.6	24,725
Industrials	0.9	14,042
Utilities	0.8	13,156
Media	0.7	11,525
Total Foreign Common Stocks	98.1	1,557,177
Total Short-Term Investments	1.9	30,076
Total Investments Purchased with Proceeds from Securities Lending	24.7	390,941
Total Investments	124.7	1,978,194
Other Assets and Liabilities, Net	(24.7)	(391,389)
Net Assets	100.0%	$1,586,805

FIRST AMERICAN FUNDS Annual Report 2005

49

Statement of Assets and Liabilities September 30, 2005, in thousands, except per share data

International Fund
ASSETS:
Investments in securities, at value† (cost $1,362,747) (note 2)	$1,587,253
Investments purchased with proceeds from securities lending (cost $390,941) (note 2)	390,941
Cash denominated in foreign currencies, at value (cost $377) (note 2)	379
Cash	396
Receivable for dividends and interest	3,413
Receivable for investment securities sold	5,888
Receivable for capital shares sold	814
Receivable for foreign withholding tax reclaim	114
Prepaid expenses and other assets	26
Total assets	1,989,224
LIABILITIES:
Payable for investment securities purchased	7,544
Payable for capital shares redeemed	2,273
Payable upon return of securities loaned (note 2)	390,941
Payable for advisory and custodian fees	1,242
Payable to affiliates (note 3)	357
Payable for distribution and shareholder servicing fees	22
Accrued expenses and other liabilities	40
Total liabilities	402,419
Net assets	$1,586,805
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,421,194
Undistributed net investment income	17,074
Accumulated net realized loss on investments	(75,914)
Net unrealized appreciation of investments	224,506
Net unrealized depreciation of foreign currency, and translation of other assets and liabilities in foreign currency	(55)
Net assets	$1,586,805
† Including securities loaned, at value	$371,693
Class A:
Net assets	$48,851
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	3,990
Net asset value and redemption price per share	$12.24
Maximum offering price per share (1)	$12.95
Class B:
Net assets	$6,819
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	603
Net asset value, offering price and redemption price per share (2)	$11.31
Class C:
Net assets	$7,915
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	676
Net asset value, offering price and redemption price per share (2)	$11.70
Class R:
Net assets	$163
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	13
Net asset value, offering price, and redemption price per share	$12.17
Class Y:
Net assets	$1,523,057
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	122,900
Net asset value, offering price, and redemption price per share	$12.39

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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50

Statement of Operations For the fiscal year ended September 30, 2005, in thousands

International Fund
INVESTMENT INCOME:
Interest	$862
Dividends	34,786
Less: Foreign taxes withheld	(3,519)
Securities lending income	1,095
Other income	276
Total investment income	33,500
EXPENSES (note 3):
Investment advisory fees	15,077
Administration fees	2,865
Transfer agent fees	918
Custodian fees	194
Postage and printing fees	86
Professional fees	79
Registration fees	37
Directors' fees	32
Other expenses	28
Distribution and shareholder servicing fees – Class A	117
Distribution and shareholder servicing fees – Class B	73
Distribution and shareholder servicing fees – Class C	84
Distribution and shareholder servicing fees – Class R	1
Total expenses	19,591
Less: Fee waivers (note 3)	(525)
Less: Expenses paid indirectly (note 3)	(345)
Total net expenses	18,721
Investment income – net	14,779
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS – NET (note 5):
Net realized gain on investments	158,132
Net realized gain on foreign currency transactions	1,417
Net change in unrealized appreciation or depreciation of investments	89,806
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	(35)
Net gain on investments and foreign currency transactions	249,320
Net increase in net assets resulting from operations	$264,099

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51

Statement of Changes in Net Assets in thousands

	International Fund
	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$14,779	$7,763
Net realized gain on investments	158,132	135,849
Net realized gain (loss) on foreign currency transactions	1,417	(430)
Net change in unrealized appreciation or depreciation of investments	89,806	6,817
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	(35)	(278)
Net increase in net assets resulting from operations	264,099	149,721
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(273)	(212)
Class B	-	(4)
Class C	-	(5)
Class S	-	(43)
Class Y	(9,941)	(8,556)
Total distributions	(10,214)	(8,820)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	10,293	20,466
Reinvestment of distributions	259	202
Payments for redemptions	(15,029)	(20,179)
Increase (decrease) in net assets from Class A transactions	(4,477)	489
Class B:
Proceeds from sales	594	606
Reinvestment of distributions	-	4
Payments for redemptions	(2,481)	(2,218)
Decrease in net assets from Class B transactions	(1,887)	(1,608)
Class C:
Proceeds from sales	755	853
Reinvestment of distributions	-	5
Payments for redemptions	(2,929)	(4,123)
Decrease in net assets from Class C transactions	(2,174)	(3,265)
Class R:
Proceeds from sales	400	1,377
Reinvestment of distributions	-	40
Payments for redemptions	(244)	(11,223)
Increase (decrease) in net assets from Class R transactions	156	(9,806)
Class Y:
Proceeds from sales	320,811	321,648
Reinvestment of distributions	6,151	5,397
Payments for redemptions	(191,834)	(304,768)
Increase in net assets from Class Y transactions	135,128	22,277
Increase in net assets from capital share transactions	126,746	8,087
Total increase in net assets	380,631	148,988
Net assets at beginning of period	1,206,174	1,057,186
Net assets at end of period	$1,586,805	$1,206,174
Undistributed net investment income at end of period	$17,074	$8,800

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

52

(This page has been left blank intentionally.)

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (7)
International Fund (1)(2)
Class A
2005		$10.19	$0.09	$2.02	$(0.06)	$-	$12.24	20.80%
2004		8.99	0.03	1.22	(0.05)	-	10.19	13.91
2003		7.33	0.06	1.60	-	-	8.99	22.65
2002		8.96	-	(1.63)	-	-	7.33	(18.19)
2001	(3)	13.96	0.10	(3.63)	(0.10)	(1.37)	8.96	(28.00)
2000	(4)	15.94	(0.03)	(0.42)	(0.10)	(1.43)	13.96	(3.59)
Class B
2005		$9.43	$-	$1.88	$-	$-	$11.31	19.94%
2004		8.34	(0.05)	1.14	-	-	9.43	13.12
2003		6.85	-	1.49	-	-	8.34	21.75
2002		8.45	(0.06)	(1.54)	-	-	6.85	(18.94)
2001	(3)	13.28	0.01	(3.43)	(0.07)	(1.34)	8.45	(28.57)
2000	(4)	15.27	(0.10)	(0.42)	(0.07)	(1.40)	13.28	(4.22)
Class C
2005		$9.76	$-	$1.94	$-	$-	$11.70	19.88%
2004		8.63	(0.05)	1.18	-	-	9.76	13.14
2003		7.09	-	1.54	-	-	8.63	21.72
2002		8.75	(0.06)	(1.60)	-	-	7.09	(18.97)
2001	(5)	8.31	0.01	0.43	-	-	8.75	5.29
Class R (6)
2005		$10.11	$0.09	$1.97	$-	$-	$12.17	20.38%
2004		8.98	(0.01)	1.19	(0.05)	-	10.11	13.16
2003		7.31	0.04	1.63	-	-	8.98	22.85 (8)
2002		8.96	0.01	(1.66)	-	-	7.31	(18.42)
2001	(3)	13.97	(0.04)	(3.50)	(0.10)	(1.37)	8.96	(28.03)
2000	(4)	15.95	(0.03)	(0.42)	(0.10)	(1.43)	13.97	(3.59)
Class Y
2005		$10.31	$0.12	$2.05	$(0.09)	$-	$12.39	21.12%
2004		9.10	0.06	1.23	(0.08)	-	10.31	14.13
2003		7.40	0.09	1.61	-	-	9.10	22.97 (8)
2002		9.03	0.03	(1.66)	-	-	7.40	(18.05)
2001	(3)	14.03	0.07	(3.61)	(0.11)	(1.35)	9.03	(27.93)
2000	(4)	15.97	0.01	(0.42)	(0.12)	(1.41)	14.03	(3.27)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

54

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
International Fund (1)(2)
Class A
2005		$48,851	1.56%	0.77%	1.61%	0.72%	74%
2004		44,851	1.60	0.31	1.64	0.27	77
2003		39,251	1.60	0.77	1.65	0.72	82
2002		37,232	1.60	0.04	1.66	(0.02)	72
2001	(3)	64,907	1.49	1.02	1.59	0.92	72
2000	(4)	3,591	1.58	(0.26)	1.76	(0.44)	90
Class B
2005		$6,819	2.31%	0.00%	2.36%	(0.05)%	74%
2004		7,371	2.35	(0.48)	2.39	(0.52)	77
2003		7,936	2.35	0.02	2.40	(0.03)	82
2002		7,459	2.35	(0.68)	2.41	(0.74)	72
2001	(3)	10,857	2.17	0.06	2.27	(0.04)	72
2000	(4)	732	2.28	(0.96)	2.46	(1.14)	90
Class C
2005		$7,915	2.31%	(0.01)%	2.36%	(0.06)%	74%
2004		8,542	2.35	(0.52)	2.39	(0.56)	77
2003		10,439	2.35	(0.01)	2.40	(0.06)	82
2002		11,027	2.35	(0.71)	2.41	(0.77)	72
2001	(5)	17,806	1.48	4.15	1.48	4.15	72
Class R (6)
2005		$163	1.81%	0.77%	2.01%	0.57%	74%
2004		1	1.60	(0.11)	1.64	(0.15)	77
2003		8,533	1.60	0.57	1.65	0.52	82
2002		10,817	1.60	0.16	1.66	0.10	72
2001	(3)	9,461	1.46	(0.33)	1.61	(0.48)	72
2000	(4)	16,373	1.58	(0.26)	1.76	(0.44)	90
Class Y
2005		$1,523,057	1.31%	1.07%	1.36%	1.02%	74%
2004		1,145,409	1.35	0.59	1.39	0.55	77
2003		991,027	1.35	1.08	1.40	1.03	82
2002		540,495	1.35	0.36	1.41	0.30	72
2001	(3)	661,886	1.23	0.67	1.36	0.54	72
2000	(4)	122,329	1.28	0.04	1.76	(0.44)	90

  (1)  The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the
Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar
International Growth Fund were exchanged for Class A shares of the First American International Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American International Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and
(iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (7)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

  (8)  In 2003, 0.14% of Class S share's and 0.13% of Class Y share's total return was a result of the reimbursement by the adviser related to foreign currency principal trades between the International Fund and U.S. Bank. Excluding the reimbursement, total return for Class S and Class Y shares would have been 22.71% and 22.84%, respectively.
Excluding the reimbursement, total return for Class S and Class Y shares would have been 22.71% and 22.84%, respectively.

FIRST AMERICAN FUNDS Annual Report 2005

55

Schedule of Investments September 30, 2005

Small Cap Growth Opportunities Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 97.4%
Consumer Discretionary – 16.2%
Aeropostale* (a)	269,980	$5,737
Buffalo Wild Wings* (a)	161,950	4,292
Cheesecake Factory* (a)	174,210	5,442
Cosi*	415,027	4,076
GTECH Holdings	102,480	3,285
MTR Gaming Group*	273,420	2,190
P.F. Chang's China Bistro* (a)	63,780	2,859
Pacific Sunwear of California* (a)	232,830	4,992
Provide Commerce* (a)	196,540	4,770
Scientific Games, Class A*	210,850	6,536
Spanish Broadcasting System* (a)	652,084	4,682
ValueVision Media* (a)	228,620	2,595
		51,456
Energy – 11.5%
Arena Resources*	64,790	1,600
Cal Dive International* (a)	44,550	2,825
Compton Petroleum*	639,120	8,632
GMX Resources* (a)	183,860	4,830
Helmerich & Payne	35,060	2,117
Hornbeck Offshore Services*	78,810	2,887
Hydril*	29,470	2,023
Oil States International*	60,760	2,206
Pioneer Drilling*	204,260	3,987
Plains Exploration & Production*	123,980	5,309
		36,416
Financials – 8.6%
Cullen/Frost Bankers (a)	126,820	6,257
East West Bancorp	218,210	7,428
Investors Financial Services (a)	140,800	4,632
Scottish Annuity & Life (a)	91,330	2,177
Sunstone Hotel Investors*	129,410	3,156
Triad Guaranty* (a)	90,850	3,563
		27,213
Health Care – 19.5%
AMN Healthcare Services*	152,800	2,364
Andrx Group* (a)	362,070	5,587
Caliper Life Sciences*	337,280	2,371
Coley Pharmaceutical Group* (a)	140,710	2,561
Connetics* (a)	172,030	2,909
CV Therapeutics* (a)	119,720	3,202
Cyberonics* (a)	48,980	1,462
Durect* (a)	365,820	2,506
Dyax*	746,523	4,173
Encore Medical* (a)	1,679,250	7,892
First Horizon Pharmaceutical* (a)	258,790	5,142
Gentiva Health Services*	282,267	5,115
I-Flow* (a)	220,690	3,026
Immucor*	142,450	3,909
Protein Design Labs*	110,530	3,095
Rigel Pharmaceuticals*	101,945	2,423
Salix Pharmaceuticals* (a)	104,830	2,228
Xenogen* (a)	574,140	1,780
		61,745

Small Cap Growth Opportunities Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Industrials – 11.3%
AMETEK (a)	57,730	$2,481
Aries Maritime Transport*	198,630	2,979
Brady, Class A (a)	79,330	2,454
CLARCOR	104,420	2,999
Energy Conversion Devices*	79,600	3,572
ESCO Technologies* (a)	68,100	3,410
Genco Shipping & Trading*	211,250	4,029
Mercury Computer Systems* (a)	130,220	3,418
Navigant Consulting* (a)	337,400	6,465
Toro	114,630	4,214
		36,021
Information Technology (b) – 30.3%
Avocent* (a)	134,770	4,264
Digitas* (a)	424,037	4,817
DSP Group*	192,790	4,947
Embarcadero Technologies*	886,470	5,975
Emulex*	195,750	3,956
Extreme Networks* (a)	1,170,550	5,209
HouseValues* (a)	232,640	3,327
Hutchinson Technology* (a)	156,220	4,080
Integrated Device Technology* (a)	237,830	2,554
Jack Henry & Associates	164,870	3,198
Kronos*	70,040	3,127
Maximus	85,050	3,041
Motive*	550,090	3,488
M-Systems Flash Disk Pioneers*	106,340	3,182
NIC*	125,627	823
Orbotech*	114,050	2,853
Plantronics	178,840	5,510
Polycom* (a)	407,180	6,584
Quest Software* (a)	504,060	7,596
Sapient*	625,020	3,906
Semtech*	373,210	6,147
Tridium, Class B* (c) (d)	278,500	123
Varian Semiconductor Equipment Associates*	60,140	2,548
VideoPropulsion* (c) (d)	809,856	-
Wind River Systems*	370,370	4,789
		96,044
Total Common Stocks (Cost $293,765)		308,895
Affiliated Money Market Fund – 0.9%
First American Prime Obligations Fund, Class Z (e) (Cost $2,860)	2,859,824	2,860
Investments Purchased with Proceeds from Securities Lending (f) – 27.6%
(Cost $87,587)		87,587
Total Investments – 125.9% (Cost $384,212)		399,342
Other Assets and Liabilities, Net – (25.9)%		(82,086)
Total Net Assets – 100.0%		$317,256

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

56

Small Cap Growth Opportunities Fund (concluded)

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $83,863,031 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Security is considered illiquid or restricted. As of September 30, 2005, the value of these investments was $122,540 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Security is fair valued. As of September 30, 2005, the fair value of these investments was $122,540 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(f)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

Small Cap Select Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 99.5%
Consumer Discretionary – 13.9%
Gray Television	161,850	$1,714
Kerzner International* (a)	69,450	3,858
La Quinta* (a)	1,425,810	12,390
Marvel Enterprises* (a)	599,130	10,706
Men's Wearhouse* (a)	303,570	8,105
Nautilus (a)	178,480	3,939
P.F. Chang's China Bistro* (a)	103,020	4,618
RARE Hospitality International*	217,280	5,584
Ruby Tuesday (a)	443,210	9,644
Ruth's Chris Steak House*	23,690	435
Scientific Games, Class A* (a)	559,550	17,346
Sports Authority* (a)	285,330	8,400
Station Casinos (a)	92,170	6,116
Thomas Nelson	296,720	5,566
Too* (a)	471,190	12,925
WCI Communities* (a)	245,590	6,967
		118,313
Energy – 8.5%
Bill Barrett* (a)	138,890	5,114
Cal Dive International* (a)	39,530	2,507
Compton Petroleum* (a)	526,690	7,113
ENSCO International	289,660	13,495
Hydril* (a)	37,550	2,577
St. Mary Land & Exploration (a)	75,670	2,770
Tesoro Petroleum	140,590	9,453
Ultra Petroleum* (a)	164,560	9,360
Western Gas Resources (a)	120,800	6,189
W-H Energy Services* (a)	422,800	13,707
		72,285
Financials – 18.7%
Advanta, Class B	218,325	6,163
Affiliated Managers Group* (a)	145,520	10,539
Alexandria Real Estate Equities (a)	101,200	8,368
AmerUS Group, Class A (a)	186,300	10,688
CoBiz (a)	116,960	2,177
Columbia Banking System	176,054	4,618
Cullen/Frost Bankers (a)	259,980	12,827
East West Bancorp (a)	253,120	8,616
First Financial Bankshares	90,320	3,146
First Niagara Financial Group	327,290	4,726
First Potomac Realty Trust (REIT)	168,550	4,332
First Republic Bank	416,420	14,671
GATX (a)	376,420	14,887
Kite Realty Group Trust (REIT)	377,660	5,635
Lasalle Hotel Properties (REIT)	125,820	4,335
Maguire Properties (REIT) (a)	501,140	15,059
SL Green Realty (REIT) (a)	256,320	17,476
SVB Financial Group* (a)	225,590	10,973
		159,236
Health Care – 15.1%
Alkermes* (a)	74,900	1,258
American Healthways* (a)	195,360	8,283
Caliper Life Sciences* (a)	721,800	5,074
Curis*	685,913	3,148
ImmunoGen* (a)	430,870	3,163
Medicis Pharmaceutical, Class A (a)	129,520	4,217

FIRST AMERICAN FUNDS Annual Report 2005

57

Schedule of Investments September 30, 2005

Small Cap Select Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Neurocrine Biosciences* (a)	159,600	$7,851
Pediatrix Medical Group* (a)	198,130	15,220
Protein Design Labs*	292,960	8,203
Respironics*	106,060	4,474
Senomyx*	224,060	3,816
Sierra Health Services* (a)	330,330	22,750
SonoSite* (a)	205,470	6,098
SurModics* (a)	288,800	11,174
Sybron Dental Specialties* (a)	168,510	7,007
Symmetry Medical*	348,140	8,251
United Surgical Partners International*	230,420	9,012
		128,999
Industrials – 16.2%
AirTran* (a)	403,970	5,114
Chicago Bridge & Iron	540,090	16,791
CLARCOR	138,760	3,985
EGL*	420,900	11,427
Energy Conversion Devices* (a)	35,870	1,610
J.B. Hunt Transport Services (a)	458,270	8,712
Kennametal (a)	254,760	12,493
KVH Industries* (a) (d)	858,220	8,368
Labor Ready* (a)	377,480	9,682
Lennox International	167,590	4,594
Manitowoc	97,710	4,910
Mercury Computer Systems* (a)	292,670	7,683
NCI Building Systems* (a)	273,250	11,146
Power-One* (a)	1,617,003	8,958
Roper Industries (a)	113,780	4,470
Terex*	193,980	9,588
Toro (a)	220,180	8,094
		137,625
Information Technology – 23.0%
ADC Telecommunications* (a)	201,120	4,598
Advanced Analogic Technologies*	72,500	811
Aeroflex* (a)	473,254	4,430
ATI Technologies* (a)	850,200	11,852
Benchmark Electronics* (a)	180,120	5,425
BISYS Group* (a)	908,330	12,199
Carreker*	614,680	4,340
Digitas* (a)	794,600	9,027
Embarcadero Technologies*	694,253	4,679
Emulex* (a)	422,350	8,536
Entegris* (a)	770,664	8,709
EPIQ Systems*	156,090	3,406
FormFactor*	172,980	3,947
Hyperion Solutions* (a)	229,801	11,180
Integrated Device Technology* (a)	1,148,020	12,330
Ituran Location and Control*	323,190	4,250
Logitech International* (a)	340,640	13,881
Micromuse*	682,367	5,377
M-Systems Flash Disk Pioneer*	106,600	3,189
Openwave Systems* (a)	286,510	5,151
Opsware*	420,960	2,185
Packeteer*	908,971	11,408
Silicon Image* (a)	1,345,200	11,959
Sonic Solutions* (a)	415,860	8,941
Stellent* (a)	1,372,359	11,761
TIBCO Software* (a)	1,102,890	9,220

Small Cap Select Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
TNS*	93,580	$2,269
ValueClick* (a)	72,480	1,239
		196,299
Materials – 3.6%
Century Aluminum* (a)	378,420	8,507
Headwaters* (a)	56,520	2,114
Hercules* (a)	169,270	2,069
Olin (a)	341,680	6,489
Schnitzer Steel Industries, Class A	65,740	2,141
Steel Dynamics (a)	202,610	6,881
Texas Industries	39,040	2,124
		30,325
Telecommunication Services – 0.5%
General Communication* (a)	480,630	4,758
Total Common Stocks (Cost $732,841)		847,840
Affiliated Money Market Fund – 2.2%
First American Prime Obligations Fund, Class Z (b) (Cost $18,478)	18,478,008	18,478
Investments Purchased with Proceeds from Securities Lending (c) – 41.4%
(Cost $352,384)		352,384
Total Investments – 143.1% (Cost $1,103,703)		1,218,702
Other Assets and Liabilities, Net – (43.1)%		(367,183)
Total Net Assets – 100.0%		$851,519

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $344,196,944 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(c)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

(d)  A company is considered to be an affilate of the fund under the Investment Company Act of 1940 if the funds holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the fiscal year ended September 30, 2005 are as follows:

Issuer	Beginning Cost	Purchase Cost	Sales Cost	Ending cost	Dividend Income	Value
KVH Industries	$-	$9,269,067	$-	$9,269,067	$-	$8,367,645

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

58

Small Cap Value Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.1%
Consumer Discretionary – 12.1%
Aeropostale* (a)	281,490	$5,982
American Axle & Manufacturing (a)	136,160	3,143
Aztar*	74,920	2,308
Charming Shoppes*	304,890	3,253
Entercom Communications*	98,460	3,110
Ethan Allen Interiors (a)	149,350	4,682
La Quinta* (a)	412,970	3,589
Men's Wearhouse* (a)	148,655	3,969
Modine Manufacturing	91,010	3,338
Regis	106,240	4,018
Ruby Tuesday (a)	217,010	4,722
Scientific Games, Class A*	70,410	2,183
Thomas Nelson	200,890	3,769
WCI Communities* (a)	121,120	3,436
		51,502
Consumer Staples – 2.8%
Casey's General Stores	185,220	4,297
Elizabeth Arden*	126,490	2,730
Performance Food Group*	74,190	2,341
Weis Markets	64,700	2,589
		11,957
Energy – 6.9%
Brigham Exploration*	359,080	4,614
Cimarex Energy* (a)	79,400	3,599
Forest Oil* (a)	49,890	2,599
Foundation Coal Holdings	62,230	2,393
Global Industries* (a)	215,220	3,172
Newfield Exploration*	48,140	2,364
Range Resources	83,240	3,214
TODCO*	90,810	3,788
Tsakos Energy Navigation	97,070	3,496
		29,239
Financials (b) – 29.7%
Astoria Financial (a)	166,825	4,408
BankUnited Financial, Class A	168,810	3,861
Capitol Bancorp	166,860	5,406
CBL & Associates Properties (REIT)	103,370	4,237
City National (a)	61,350	4,300
Corporate Office Properties Trust (REIT)	182,150	6,366
Delphi Financial Group, Class A	82,370	3,855
Donegal Group, Class A	155,466	3,374
East West Bancorp	127,650	4,345
Equity One (REIT)	193,140	4,490
First Midwest Bancorp (a)	73,110	2,723
First Niagara Financial Group	382,070	5,517
First Potomac Realty Trust (REIT)	195,930	5,035
First Republic Bank – California (a)	255,120	8,988
FPIC Insurance Group*	102,450	3,687
IBERIABANK	62,212	3,307
Independent Bank	141,300	4,293
Lasalle Hotel Properties (REIT)	107,350	3,698
Lexington Corporate Properties Trust (REIT)	203,456	4,791
Mid-America Apartment Communities (REIT) (a)	96,940	4,509
Newcastle Investment (REIT) (a)	102,830	2,869
Pennsylvania (REIT)	76,290	3,218

Small Cap Value Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Philadelphia Consolidated Holding*	40,940	$3,476
Platinum Underwriter Holdings	125,700	3,757
Preferred Bank Los Angeles	13,675	550
Redwood Trust (REIT) (a)	90,160	4,383
RLI	27,900	1,291
Sterling Bancshares	276,680	4,070
Triad Guaranty*	72,970	2,862
Universal American Financial* (a)	188,780	4,293
Windrose Medical Properties Trust (REIT)	290,120	4,433
		126,392
Health Care – 4.8%
Magellan Health Services*	88,620	3,115
Pediatrix Medical Group* (a)	48,750	3,745
Perrigo	146,210	2,092
Serologicals* (a)	105,290	2,375
STERIS	134,430	3,198
Varian* (a)	77,830	2,671
Vertex Pharmaceuticals* (a)	145,820	3,259
		20,455
Industrials – 17.8%
Artesyn Technologies* (a)	298,050	2,772
Brady, Class A (a)	192,660	5,961
CLARCOR	329,520	9,464
ESCO Technologies*	174,800	8,752
G&K Services, Class A	119,437	4,705
Genco Shipping & Trading*	125,370	2,391
Genlyte Group* (a)	80,040	3,848
Hughes Supply (a)	115,840	3,776
Kennametal (a)	75,220	3,689
Landstar	90,830	3,636
Mercury Computer Systems* (a)	122,380	3,212
Moog, Class A* (a)	110,695	3,268
NCO Group* (a)	121,540	2,511
Pacer International	169,100	4,457
Pentair	146,930	5,363
Toro (a)	213,940	7,864
		75,669
Information Technology – 13.1%
Aeroflex* (a)	287,740	2,693
BISYS Group*	761,500	10,227
Embarcadero Technologies*	287,650	1,939
Entegris*	272,386	3,078
Fairchild Semiconductor International* (a)	256,680	3,814
Hutchinson Technology* (a)	158,540	4,141
Hypercom*	631,820	4,119
MKS Instruments* (a)	122,540	2,111
NETGEAR* (a)	96,670	2,326
Palm* (a)	108,740	3,081
Progress Software*	70,190	2,230
Skyworks Solutions* (a)	322,670	2,265
TIBCO Software* (a)	333,660	2,789
Transaction Systems Architects*	85,530	2,382
United Online	172,040	2,383
VeriFone Holdings* (a)	105,530	2,122
Xyratex*	277,900	4,088
		55,788

FIRST AMERICAN FUNDS Annual Report 2005

59

Schedule of Investments September 30, 2005

Small Cap Value Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Materials – 5.4%
Carpenter Technology	56,890	$3,334
Commercial Metals (a)	114,500	3,863
Crown Holdings*	130,860	2,086
Georgia Gulf	99,930	2,406
Louisiana Pacific	134,620	3,728
Minerals Technologies (a)	36,860	2,109
Silgan Holdings	72,200	2,401
Steel Dynamics (a)	84,060	2,855
		22,782
Telecommunication Services – 0.6%
General Communication* (a)	269,670	2,670
Utilities – 4.9%
Black Hills (a)	137,160	5,949
New Jersey Resources	61,120	2,810
NSTAR (a)	146,180	4,228
PNM Resources	122,745	3,519
Westar Energy	181,100	4,370
		20,876
Total Common Stocks (Cost $337,645)		417,330
Affiliated Money Market Fund – 2.0%
First American Prime Obligations Fund, Class Z (c) (Cost $8,769)	8,768,745	8,769
Investments Purchased with Proceeds from Securities Lending (d) – 25.2%
(Cost $107,113)		107,113
Total Investments – 125.3% (Cost $453,527)		533,212
Other Assets and Liabilities, Net – (25.3)%		(107,686)
Total Net Assets – 100.0%		$425,526

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $104,166,316 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

REIT – Real Estate Investment Trust

Small-Mid Cap Core Fund (formerly Technology Fund)

DESCRIPTION	SHARES	VALUE (000)
Common Stocks (a) – 95.7%
Aerospace & Defense – 4.0%
L-3 Communications Holdings (b)	10,040	$794
Lockheed Martin (b)	11,700	714
Mercury Computer Systems* (b)	27,829	731
Moog, Class A*	20,475	604
		2,843
Chemicals – 1.1%
Engelhard	27,459	766
Commercial Services & Supplies – 1.7%
Monster Worldwide*	39,645	1,218
Communications Equipment – 13.8%
Cisco Systems*	40,810	732
Juniper Networks*	33,250	791
L.M. Ericsson Telephone (b)	21,520	793
Motorola	125,460	2,771
NETGEAR* (b)	31,373	755
Packeteer*	96,137	1,207
QUALCOMM	38,350	1,716
Scientific-Atlanta (b)	29,850	1,120
		9,885
Computers & Peripherals – 12.3%
Apple Computer*	17,170	921
EMC*	166,680	2,157
Hewlett-Packard	54,108	1,580
Hutchinson Technology* (b)	54,323	1,419
IBM	8,170	655
Komag* (b)	32,450	1,037
Western Digital* (b)	81,070	1,048
		8,817
Diversified Telecommunication Services – 0.8%
CenturyTel	16,244	568
Electronic Equipment & Instruments – 4.5%
Amphenol, Class A	62,669	2,528
Arrow Electronics*	21,343	669
		3,197
Health Care Equipment & Supplies – 5.6%
PerkinElmer	81,170	1,653
STERIS	29,640	705
Thermo Electron* (b)	54,481	1,683
		4,041
Health Care Providers & Services – 2.1%
Per-Se Technologies* (b)	74,146	1,532
Hotels, Restaurants & Leisure – 3.1%
Scientific Games, Class A* (b)	71,690	2,222
Internet Software & Services – 3.6%
Google* (b)	4,682	1,482
ValueClick* (b)	65,704	1,123
		2,605
IT Services – 1.9%
BISYS Group*	99,995	1,343
Machinery – 3.2%
ESCO Technologies*	34,852	1,745
Kennametal	10,838	532
		2,277
Oil, Gas & Consumable Fuels – 2.7%
Newfield Exploration* (b)	39,780	1,953

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

60

Small-Mid Cap Core Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Semiconductors & Semiconductor Equipment – 19.8%
Analog Devices (b)	52,810	$1,961
Fairchild Semiconductor International, Class A* (b)	98,793	1,468
Integrated Device Technology*	148,497	1,595
Intel	89,450	2,205
Marvell Technology Group* (b)	19,560	902
Maxim Integrated Products	38,550	1,644
OmniVision Technologies* (b)	47,634	601
Silicon Image* (b)	144,270	1,283
Texas Instruments	75,254	2,551
		14,210
Software – 13.5%
Adobe Systems (b)	79,620	2,377
Compuware*	105,640	1,004
Intuit* (b)	16,880	756
Oracle*	85,412	1,058
Parametric Technology* (b)	134,100	935
Sybase*	39,030	914
THQ*	46,486	991
TIBCO Software*	103,301	864
Transaction Systems Architects, Class A*	29,023	808
		9,707
Wireless Telecommunications Services – 2.0%
ALLTEL (b)	22,543	1,468
Total Common Stocks (Cost $64,885)		68,652
Investment Company – 2.5%
Nasdaq-100 Index Tracking Stock (Cost $1,797)	45,563	1,798
Affiliated Money Market Fund – 3.0%
First American Prime Obligations Fund, Class Z (c) (Cost $2,150)	2,150,195	2,150
Investments Purchased with Proceeds from Securities Lending (d) – 35.7%
(Cost $25,565)		25,565
Total Investments – 136.9% (Cost $94,397)		98,165
Other Assets and Liabilities, Net – (36.9)%		(26,442)
Total Net Assets – 100.0%		$71,723

* Non-income producing security

(a)  The fund is primarily invested in the technology industry and therefore is subject to additional risks. See notes 1 and 7 in Notes to Financial Statements.

(b)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $24,900,414 at September 30, 2005. See note 2 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

FIRST AMERICAN FUNDS Annual Report 2005

61

Statements of Assets and Liabilities September 30, 2005, in thousands, except for per share data

	Small Cap Growth Opportunities Fund	Small Cap Select Fund	Small Cap Value Fund	Small-Mid Cap Core Fund
ASSETS:
Investments in unaffiliated securities, at value† (cost $293,765, $732,841, $337,645 and $66,682, respectively) (note 2)	$308,895	$847,840	$417,330	$70,450
Investments in affiliated money market fund, at value (cost $2,860, $18,478, $8,769 and $2,150, respectively) (note 2)	2,860	18,478	8,769	2,150
Investments purchased with proceeds from securities lending (cost $87,587, $352,384, $107,113 and $25,565, respectively) (note 2)	87,587	352,384	107,113	25,565
Cash*	1,864	3,350	1,027	241
Receivable for dividends and interest	74	620	530	34
Receivable for investment securities sold	16,505	5,473	1,059	5,711
Receivable for capital shares sold	233	421	164	37
Prepaid expenses and other assets	30	31	29	25
Total assets	418,048	1,228,597	536,021	104,213
LIABILITIES:
Payable for capital shares redeemed	767	2,043	1,143	5,513
Payable upon return of securities loaned (note 2)	88,417	355,722	108,127	25,807
Payable for investment securities purchased	11,264	18,562	835	952
Payable to affiliates (note 3)	298	675	347	63
Payable for distribution and shareholder servicing fees	27	45	22	18
Accrued expenses and other liabilities	19	31	21	137
Total liabilities	100,792	377,078	110,495	32,490
Net assets	$317,256	$851,519	$425,526	$71,723
COMPOSITION OF NET ASSETS:
Portfolio capital	$248,498	$637,512	$266,632	$528,791
Distributions in excess of net investment income	(1)	(1)	-	-
Accumulated net realized gain (loss) on investments	53,629	99,009	79,209	(460,836)
Net unrealized appreciation of investments	15,130	114,999	79,685	3,768
Net assets	$317,256	$851,519	$425,526	$71,723
* Includes cash collateral received related to securities loaned (note 2)	$830	$3,338	$1,014	$242
† Including securities loaned, at value	$83,863	$344,197	$104,166	$24,900
Class A:
Net assets	$84,567	$107,270	$48,128	$23,016
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	3,560	6,781	2,867	2,768
Net asset value and redemption price per share	$23.75	$15.82	$16.78	$8.31
Maximum offering price per share (1)	$25.13	$16.74	$17.76	$8.79
Class B:
Net assets	$8,760	$14,023	$9,325	$10,685
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	393	1,000	598	1,462
Net asset value, offering price, and redemption price per share (2)	$22.27	$14.02	$15.61	$7.31
Class C:
Net assets	$3,152	$14,418	$4,808	$4,485
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	137	944	304	563
Net asset value, offering price and redemption price per share (2)	$23.00	$15.28	$15.82	$7.97
Class R:
Net assets	$5	$312	$4	-
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	20	-	-
Net asset value, offering price, and redemption price per share	$23.72	$15.73	$16.74	-
Class Y:
Net assets	$220,772	$715,496	$363,261	$33,537
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	8,900	43,178	21,289	3,888
Net asset value, offering price, and redemption price per share	$24.81	$16.57	$17.06	$8.63

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

62

Statements of Operations For the fiscal year ended September 30, 2005, in thousands

	Small Cap Growth Opportunities Fund	Small Cap Select Fund	Small Cap Value Fund	Small-Mid Cap Core Fund
INVESTMENT INCOME:
Dividends from affiliated money market fund	$220	$501	$90	$41
Dividends from unaffiliated securities	891	5,045	5,966	418
Less: Foreign taxes withheld	-	(13)	(2)	(24)
Securities lending income	162	410	89	64
Total investment income	1,273	5,943	6,143	499
EXPENSES (note 3):
Investment advisory fees	4,086	6,006	3,009	597
Administration fees	644	1,752	880	183
Transfer agent fees	200	542	275	60
Registration fees	49	46	40	45
Professional fees	37	66	41	54
Custodian fees	28	75	38	8
Postage and printing fees	16	45	23	109
Other expenses	11	22	13	6
Directors' fees	7	20	10	2
Distribution and shareholder servicing fees – Class A	229	259	117	66
Distribution and shareholder servicing fees – Class B	91	136	97	124
Distribution and shareholder servicing fees – Class C	38	145	48	53
Distribution and shareholder servicing fees – Class R (1)	-	-	-	-
Total expenses	5,436	9,114	4,591	1,307
Less: Fee waivers (note 3)	(159)	(245)	(84)	(71)
Total net expenses	5,277	8,869	4,507	1,236
Investment income (loss) – net	(4,004)	(2,926)	1,636	(737)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET (note 5):
Net realized gain on investments	70,779	184,051	94,694	8,526
Net change in unrealized appreciation or depreciation of investments	3,567	(17,021)	(28,747)	2,726
Net gain on investments	74,346	167,030	65,947	11,252
Net increase in net assets resulting from operations	$70,342	$164,104	$67,583	$10,515

  (1)  Due to the presentation of the financial statements in thousands, the numbers round to zero. Class R is not offered by the Small-Mid Cap Core Fund.

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63

Statements of Changes in Net Assets in thousands

	Small Cap Growth Opportunities Fund		Small Cap Select Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income (loss) – net	$(4,004)	$(6,363)	$(2,926)	$(6,173)
Net realized gain on investments	70,779	89,817	184,051	231,411
Net realized gain on written options	-	-	-	-
Net change in unrealized appreciation or depreciation of investments	3,567	(68,591)	(17,021)	(19,782)
Net change in unrealized appreciation or depreciation of written options	-	-	-	-
Net increase in net assets resulting from operations	70,342	14,863	164,104	205,456
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	-	-	-	-
Class B	-	-	-	-
Class C	-	-	-	-
Class R	-	-	-	-
Class Y	-	-	-	-
Net realized gain on investments:
Class A	(12,315)	(611)	(19,383)	(5,360)
Class B	(1,255)	(47)	(2,778)	(900)
Class C	(577)	(12)	(2,801)	(821)
Class R	-	(23)	(5)	(862)
Class Y	(25,220)	(2,392)	(133,034)	(70,619)
Total distributions	(39,367)	(3,085)	(158,001)	(78,562)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	17,883	79,928	24,096	47,056
Reinvestment of distributions	11,923	577	18,716	5,191
Payments for redemptions	(54,396)	(57,140)	(32,858)	(35,163)
Increase (decrease) in net assets from Class A transactions	(24,590)	23,365	9,954	17,084
Class B:
Proceeds from sales	590	6,009	1,593	2,158
Reinvestment of distributions	1,157	45	2,700	873
Payments for redemptions	(2,716)	(2,734)	(2,957)	(2,565)
Increase (decrease) in net assets from Class B transactions	(969)	3,320	1,336	466
Class C:
Proceeds from sales	501	4,614	3,374	3,975
Reinvestment of distributions	561	11	2,745	817
Payments for redemptions	(2,841)	(1,012)	(5,249)	(3,114)
Increase (decrease) in net assets from Class C transactions	(1,779)	3,613	870	1,678
Class R:
Proceeds from sales	17	976	337	3,323
Reinvestment of distributions	-	23	5	808
Payments for redemptions	(15)	(5,357)	(57)	(17,289)
Increase (decrease) in net assets from Class R transactions	2	(4,358)	285	(13,158)
Class Y:
Proceeds from sales	38,132	101,703	102,349	132,590
Reinvestment of distributions	18,850	1,934	98,881	57,505
Payments for redemptions	(82,561)	(278,211)	(263,925)	(559,280)
Decrease in net assets from Class Y transactions	(25,579)	(174,574)	(62,695)	(369,185)
Decrease in net assets from capital share transactions	(52,915)	(148,634)	(50,250)	(363,115)
Total increase (decrease) in net assets	(21,940)	(136,856)	(44,147)	(236,221)
Net assets at beginning of period	339,196	476,052	895,666	1,131,887
Net assets at end of period	$317,256	$339,196	$851,519	$895,666
Undistributed (distributions in excess of) net investment income at end of period	$(1)	$(2)	$(1)	$(1)

The accompanying notes are an integral part of the financial statements.

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64

	Small Cap Value Fund		Small-Mid Cap Core Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income (loss) – net	$1,636	$2,056	$(737)	$(1,017)
Net realized gain on investments	94,694	92,122	8,526	4,958
Net realized gain on written options	-	-	-	104
Net change in unrealized appreciation or depreciation of investments	(28,747)	7,329	2,726	3,406
Net change in unrealized appreciation or depreciation of written options	-	-	-	(72)
Net increase in net assets resulting from operations	67,583	101,507	10,515	7,379
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(177)	(92)	-	-
Class B	(23)	-	-	-
Class C	(11)	-	-	-
Class R	-	(3)	-	-
Class Y	(1,626)	(1,696)	-	-
Net realized gain on investments:
Class A	(6,876)	(1,428)	-	-
Class B	(1,565)	(487)	-	-
Class C	(747)	(183)	-	-
Class R	-	(54)	-	-
Class Y	(55,117)	(16,522)	-	-
Total distributions	(66,142)	(20,465)	-	-
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	8,656	19,021	5,250	18,402
Reinvestment of distributions	6,859	1,486	-	-
Payments for redemptions	(10,711)	(16,067)	(12,848)	(20,148)
Increase (decrease) in net assets from Class A transactions	4,804	4,440	(7,598)	(1,746)
Class B:
Proceeds from sales	872	1,193	454	884
Reinvestment of distributions	1,539	481	-	-
Payments for redemptions	(2,854)	(6,346)	(4,645)	(4,394)
Increase (decrease) in net assets from Class B transactions	(443)	(4,672)	(4,191)	(3,510)
Class C:
Proceeds from sales	942	1,179	405	952
Reinvestment of distributions	745	183	-	-
Payments for redemptions	(1,441)	(1,855)	(2,541)	(2,394)
Increase (decrease) in net assets from Class C transactions	246	(493)	(2,136)	(1,442)
Class R:
Proceeds from sales	3	1,145	-	1,139
Reinvestment of distributions	-	52	-	-
Payments for redemptions	-	(2,727)	-	(5,754)
Increase (decrease) in net assets from Class R transactions	3	(1,530)	-	(4,615)
Class Y:
Proceeds from sales	63,025	59,568	17,409	33,338
Reinvestment of distributions	48,592	15,745	-	-
Payments for redemptions	(117,619)	(208,150)	(32,835)	(53,593)
Decrease in net assets from Class Y transactions	(6,002)	(132,837)	(15,426)	(20,255)
Decrease in net assets from capital share transactions	(1,392)	(135,092)	(29,351)	(31,568)
Total increase (decrease) in net assets	49	(54,050)	(18,836)	(24,189)
Net assets at beginning of period	425,477	479,527	90,559	114,748
Net assets at end of period	$425,526	$425,477	$71,723	$90,559
Undistributed (distributions in excess of) net investment income at end of period	$-	$485	$-	$-

FIRST AMERICAN FUNDS Annual Report 2005

65

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Loss	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Realized Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return (8)
Small Cap Growth Opportunities (1)
Class A
2005	(2)	$21.74	$(0.32)	$5.28	$(2.95)	$-	$23.75	24.21%
2004	(2)	21.95	(0.35)	0.27	(0.13)	-	21.74	(0.39)
2003	(2)	13.86	(0.28)	8.37	-	-	21.95	58.37
2002		16.89	(0.26)	(2.74)	-	(0.03)	13.86	(17.84)
2001	(2) (3)	31.26	(0.17)	(5.20)	(9.00)	-	16.89	(21.51)
2000	(2) (4)	21.80	(0.40)	15.99	(6.13)	-	31.26	87.43
Class B
2005	(2)	$20.69	$(0.45)	$4.98	$(2.95)	$-	$22.27	23.27%
2004	(2)	21.05	(0.50)	0.27	(0.13)	-	20.69	(1.13)
2003	(2)	13.39	(0.40)	8.06	-	-	21.05	57.21
2002		16.44	(0.39)	(2.63)	-	(0.03)	13.39	(18.45)
2001	(2) (3)	30.84	(0.31)	(5.09)	(9.00)	-	16.44	(22.07)
2000	(2) (4)	21.69	(0.61)	15.89	(6.13)	-	30.84	86.13
Class C
2005	(2)	$21.28	$(0.48)	$5.15	$(2.95)	$-	$23.00	23.28%
2004	(2)	21.65	(0.49)	0.25	(0.13)	-	21.28	(1.14)
2003	(2)	13.77	(0.43)	8.31	-	-	21.65	57.23
2002		16.90	(0.19)	(2.91)	-	(0.03)	13.77	(18.42)
2001	(2) (5)	16.34	-	0.56	-	-	16.90	3.43
Class R (6)
2005	(2)	$21.74	$(0.48)	$5.41	$(2.95)	$-	$23.72	24.06%
2004	(2)	21.95	(0.42)	0.34	(0.13)	-	21.74	(0.39)
2003	(2)	13.86	(0.28)	8.37	-	-	21.95	58.37
2002		16.89	(0.26)	(2.74)	-	(0.03)	13.86	(17.84)
2001	(2) (7)	20.01	(0.19)	(2.93)	-	-	16.89	(15.59)
Class Y
2005	(2)	$22.55	$(0.27)	$5.48	$(2.95)	$-	$24.81	24.47%
2004	(2)	22.70	(0.32)	0.30	(0.13)	-	22.55	(0.11)
2003	(2)	14.30	(0.25)	8.65	-	-	22.70	58.74
2002		17.38	(0.25)	(2.80)	-	(0.03)	14.30	(17.62)
2001	(2) (3)	31.83	(0.12)	(5.33)	(9.00)	-	17.38	(21.35)
2000	(2) (4)	22.06	(0.31)	16.21	(6.13)	-	31.83	87.90

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

66

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income Loss to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Loss to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Small Cap Growth Opportunities (1)
Class A
2005	(2)	$84,567	1.82%	(1.42)%	1.87%	(1.47)%	190%
2004	(2)	101,031	1.93	(1.42)	1.96	(1.45)	178
2003	(2)	81,999	1.93	(1.63)	1.97	(1.67)	137
2002		44,834	1.93	(1.53)	1.97	(1.57)	123
2001	(2) (3)	45,233	1.93	(0.91)	1.99	(0.97)	125
2000	(2) (4)	43,031	1.96	(1.31)	1.96	(1.31)	179
Class B
2005	(2)	$8,760	2.57%	(2.16)%	2.62%	(2.21)%	190%
2004	(2)	9,063	2.68	(2.16)	2.71	(2.19)	178
2003	(2)	6,441	2.68	(2.38)	2.72	(2.42)	137
2002		3,779	2.68	(2.28)	2.72	(2.32)	123
2001	(2) (3)	3,165	2.68	(1.68)	2.74	(1.74)	125
2000	(2) (4)	2,136	2.71	(2.06)	2.71	(2.06)	179
Class C
2005	(2)	$3,152	2.57%	(2.20)%	2.62%	(2.25)%	190%
2004	(2)	4,669	2.68	(2.07)	2.71	(2.10)	178
2003	(2)	1,529	2.68	(2.38)	2.72	(2.42)	137
2002		260	2.68	(2.31)	2.72	(2.35)	123
2001	(2) (5)	1	1.63	(0.41)	1.76	(0.54)	125
Class R (6)
2005	(2)	$5	2.07%	(2.14)%	2.27%	(2.34)%	190%
2004	(2)	1	1.93	(1.67)	1.96	(1.70)	178
2003	(2)	3,694	1.93	(1.62)	1.97	(1.66)	137
2002		2,027	1.93	(1.53)	1.97	(1.57)	123
2001	(2) (7)	2,014	1.94	(1.06)	2.00	(1.12)	125
Class Y
2005	(2)	$220,772	1.57%	(1.15)%	1.62%	(1.20)%	190%
2004	(2)	224,432	1.68	(1.25)	1.71	(1.28)	178
2003	(2)	382,389	1.68	(1.38)	1.72	(1.42)	137
2002		208,439	1.68	(1.28)	1.72	(1.32)	123
2001	(2) (3)	266,115	1.68	(0.64)	1.74	(0.70)	125
2000	(2) (4)	322,981	1.71	(1.06)	1.71	(1.06)	179

  (1)  The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Micro Cap Fund.
The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition,
(i) Class A shares of the Firstar Micro Cap Fund were exchanged for Class A shares of the First American Small Cap Growth Opportunities Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the
First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal period ended October 31.

  (5)  Class of shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (7)  Class of shares have been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (8)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

FIRST AMERICAN FUNDS Annual Report 2005

67

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (7)
Small Cap Select (1)(2)
Class A
2005		$15.95	$(0.08)	$3.10	$-	$(3.15)	$15.82	20.46%
2004		14.52	(0.12)	2.60	-	(1.05)	15.95	17.64
2003		10.68	(0.09)	3.93	-	-	14.52	35.96
2002		11.97	(0.10)	(0.30)	-	(0.89)	10.68	(4.56)
2001	(3)	17.60	(0.03)	(1.89)	-	(3.71)	11.97	(12.63)
2000	(4)	13.84	(0.10)	4.13	(0.01)	(0.26)	17.60	29.65
Class B
2005		$14.56	$(0.17)	$2.78	$-	$(3.15)	$14.02	19.45%
2004		13.42	(0.22)	2.41	-	(1.05)	14.56	16.88
2003		9.95	(0.17)	3.64	-	-	13.42	34.88
2002		11.28	(0.19)	(0.25)	-	(0.89)	9.95	(5.23)
2001	(3)	16.90	(0.12)	(1.79)	-	(3.71)	11.28	(13.21)
2000	(4)	13.38	(0.13)	3.92	-	(0.27)	16.90	28.81
Class C
2005		$15.60	$(0.19)	$3.02	$-	$(3.15)	$15.28	19.58%
2004		14.32	(0.24)	2.57	-	(1.05)	15.60	16.79
2003		10.62	(0.18)	3.88	-	-	14.32	34.84
2002		11.97	(0.20)	(0.26)	-	(0.89)	10.62	(5.09)
2001	(5)	11.72	-	0.25	-	-	11.97	2.13
Class R (6)
2005		$15.91	$(0.08)	$3.05	$-	$(3.15)	$15.73	20.16%
2004		14.49	(0.13)	2.60	-	(1.05)	15.91	17.60
2003		10.66	(0.09)	3.92	-	-	14.49	35.93
2002		11.94	(0.10)	(0.29)	-	(0.89)	10.66	(4.48)
2001	(3)	17.55	(0.01)	(1.89)	-	(3.71)	11.94	(12.52)
2000	(4)	13.80	(0.01)	4.03	(0.01)	(0.26)	17.55	29.67
Class Y
2005		$16.54	$(0.04)	$3.22	$-	$(3.15)	$16.57	20.73%
2004		14.98	(0.09)	2.70	-	(1.05)	16.54	17.98
2003		11.00	(0.06)	4.04	-	-	14.98	36.18
2002		12.26	(0.07)	(0.30)	-	(0.89)	11.00	(4.19)
2001	(3)	17.92	-	(1.95)	-	(3.71)	12.26	(12.49)
2000	(4)	14.07	0.05	4.10	(0.03)	(0.27)	17.92	30.01

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

68

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Loss to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Small Cap Select (1)(2)
Class A
2005		$107,270	1.22%	(0.53)%	1.25%	(0.56)%	122%
2004		97,775	1.21	(0.76)	1.24	(0.79)	116
2003		73,445	1.21	(0.73)	1.25	(0.77)	145
2002		33,586	1.21	(0.81)	1.25	(0.85)	171
2001	(3)	17,351	1.19	(0.24)	1.22	(0.27)	204
2000	(4)	9,538	1.28	(0.01)	1.39	(0.12)	91
Class B
2005		$14,023	1.97%	(1.28)%	2.00%	(1.31)%	122%
2004		13,050	1.96	(1.51)	1.99	(1.54)	116
2003		11,541	1.96	(1.48)	2.00	(1.52)	145
2002		4,613	1.96	(1.56)	2.00	(1.60)	171
2001	(3)	1,979	1.93	(0.99)	1.97	(1.03)	204
2000	(4)	1,331	1.98	(0.71)	2.09	(0.82)	91
Class C
2005		$14,418	1.97%	(1.28)%	2.00%	(1.31)%	122%
2004		13,841	1.96	(1.50)	1.99	(1.53)	116
2003		11,128	1.96	(1.47)	2.00	(1.51)	145
2002		3,096	1.96	(1.61)	2.02	(1.67)	171
2001	(5)	-	-	-	-	-	204
Class R (6)
2005		$312	1.47%	(0.53)%	1.65%	(0.71)%	122%
2004		19	1.21	(0.81)	1.24	(0.84)	116
2003		11,627	1.21	(0.75)	1.25	(0.79)	145
2002		7,640	1.21	(0.80)	1.25	(0.84)	171
2001	(3)	3,721	1.07	(0.05)	1.14	(0.12)	204
2000	(4)	4,442	1.28	(0.01)	1.39	(0.12)	91
Class Y
2005		$715,496	0.97%	(0.28)%	1.00%	(0.31)%	122%
2004		770,981	0.96	(0.52)	0.99	(0.55)	116
2003		1,024,146	0.96	(0.48)	1.00	(0.52)	145
2002		403,027	0.96	(0.55)	1.00	(0.59)	171
2001	(3)	291,706	0.93	0.01	0.96	(0.02)	204
2000	(4)	134,617	0.98	0.29	1.39	(0.12)	91

  (1)  The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar Fund were exchanged for Class A shares of the First American Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund,
(iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  Class of shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (7)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

FIRST AMERICAN FUNDS Annual Report 2005

69

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (4)
Small Cap Value Fund (1)
Class A
2005		$16.84	$0.03	$2.63	$(0.06)	$(2.66)	$16.78	16.78%
2004		14.28	0.03	3.13	(0.04)	(0.56)	16.84	22.70
2003		11.26	-	3.02	-	-	14.28	26.86
2002		13.40	(0.02)	(0.13)	-	(1.99)	11.26	(2.19)
2001		17.09	0.02	(0.97)	(0.05)	(2.69)	13.40	(6.36)
Class B
2005		$15.92	$(0.09)	$2.47	$(0.03)	$(2.66)	$15.61	15.90%
2004		13.60	(0.08)	2.96	-	(0.56)	15.92	21.76
2003		10.80	(0.08)	2.88	-	-	13.60	25.93
2002		13.01	(0.11)	(0.11)	-	(1.99)	10.80	(2.91)
2001		16.76	(0.09)	(0.97)	-	(2.69)	13.01	(7.24)
Class C
2005		$16.10	$(0.09)	$2.50	$(0.03)	$(2.66)	$15.82	15.92%
2004		13.74	(0.08)	3.00	-	(0.56)	16.10	21.83
2003		10.91	(0.09)	2.92	-	-	13.74	25.94
2002		13.13	(0.11)	(0.12)	-	(1.99)	10.91	(2.96)
2001		16.88	(0.10)	(0.95)	(0.01)	(2.69)	13.13	(7.08)
Class R (2)
2005		$16.83	$(0.01)	$2.64	$(0.06)	$(2.66)	$16.74	16.60%
2004		14.27	0.03	3.12	(0.03)	(0.56)	16.83	22.69
2003		11.26	0.01	3.01	(0.01)	-	14.27	26.79
2002		13.40	(0.01)	(0.14)	-	(1.99)	11.26	(2.19)
2001	(3)	12.84	-	0.56	-	-	13.40	4.36
Class Y
2005		$17.05	$0.07	$2.67	$(0.07)	$(2.66)	$17.06	17.08%
2004		14.44	0.08	3.16	(0.07)	(0.56)	17.05	23.02
2003		11.38	0.03	3.05	(0.02)	-	14.44	27.10
2002		13.48	0.02	(0.12)	(0.01)	(1.99)	11.38	(1.83)
2001		17.19	0.06	(1.00)	(0.08)	(2.69)	13.48	(6.25)
Small-Mid Cap Core Fund (1)(5)
Class A
2005		$7.40	$(0.07)	$0.98	$-	$-	$8.31	12.30%
2004		7.05	(0.07)	0.42	-	-	7.40	4.96
2003		4.29	(0.03)	2.79	-	-	7.05	64.34
2002		6.36	(0.07)	(2.00)	-	-	4.29	(32.55)
2001		47.68	(0.15)	(33.55)	-	(7.62)	6.36	(83.30)
Class B
2005		$6.55	$(0.11)	$0.87	$-	$-	$7.31	11.60%
2004		6.29	(0.11)	0.37	-	-	6.55	4.13
2003		3.86	(0.07)	2.50	-	-	6.29	62.95
2002		5.77	(0.11)	(1.80)	-	-	3.86	(33.10)
2001		44.40	(0.26)	(30.75)	-	(7.62)	5.77	(83.42)
Class C
2005		$7.14	$(0.12)	$0.95	$-	$-	$7.97	11.62%
2004		6.86	(0.12)	0.40	-	-	7.14	4.08
2003		4.20	(0.07)	2.73	-	-	6.86	63.33
2002		6.28	(0.12)	(1.96)	-	-	4.20	(33.12)
2001		47.49	(0.26)	(33.33)	-	(7.62)	6.28	(83.43)
Class Y
2005		$7.66	$(0.05)	$1.02	$-	$-	$8.63	12.66%
2004		7.28	(0.05)	0.43	-	-	7.66	5.22
2003		4.42	(0.01)	2.87	-	-	7.28	64.71
2002		6.53	(0.05)	(2.06)	-	-	4.42	(32.31)
2001		48.60	(0.11)	(34.34)	-	(7.62)	6.53	(83.26)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

70

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Small Cap Value Fund (1)
Class A
2005		$48,128	1.24%	0.19%	1.26%	0.17%	72%
2004		43,192	1.23	0.21	1.25	0.19	34
2003		32,416	1.23	0.02	1.25	-	49
2002		27,205	1.23	(0.12)	1.26	(0.15)	37
2001		34,292	1.15	0.11	1.15	0.11	53
Class B
2005		$9,325	1.99%	(0.56)%	2.01%	(0.58)%	72%
2004		9,901	1.98	(0.51)	2.00	(0.53)	34
2003		12,560	1.98	(0.73)	2.00	(0.75)	49
2002		12,008	1.98	(0.87)	2.01	(0.90)	37
2001		12,392	1.90	(0.64)	1.90	(0.64)	53
Class C
2005		$4,808	1.99%	(0.56)%	2.01%	(0.58)%	72%
2004		4,609	1.98	(0.52)	2.00	(0.54)	34
2003		4,354	1.98	(0.74)	2.00	(0.76)	49
2002		4,873	1.98	(0.87)	2.01	(0.90)	37
2001		4,547	1.90	(0.65)	1.90	(0.65)	53
Class R (2)
2005		$4	1.49%	(0.04)%	1.66%	(0.21)%	72%
2004		1	1.23	0.22	1.25	0.20	34
2003		1,351	1.23	0.04	1.25	0.02	49
2002		424	1.24	(0.11)	1.27	(0.14)	37
2001	(3)	-	-	-	-	-	53
Class Y
2005		$363,261	0.99%	0.44%	1.01%	0.42%	72%
2004		367,774	0.98	0.50	1.00	0.48	34
2003		428,846	0.98	0.27	1.00	0.25	49
2002		368,092	0.98	0.13	1.01	0.10	37
2001		434,097	0.90	0.37	0.90	0.37	53
Small-Mid Cap Core Fund (1)(5)
Class A
2005		$23,016	1.42%	(0.83)%	1.50%	(0.91)%	197%
2004		27,356	1.23	(0.86)	1.28	(0.91)	51
2003		27,936	1.23	(0.52)	1.29	(0.58)	110
2002		18,267	1.23	(0.89)	1.70	(1.36)	288
2001		29,084	1.15	(0.88)	1.22	(0.95)	269
Class B
2005		$10,685	2.17%	(1.59)%	2.25%	(1.67)%	197%
2004		13,445	1.98	(1.60)	2.03	(1.65)	51
2003		16,016	1.98	(1.26)	2.04	(1.32)	110
2002		11,190	1.98	(1.64)	2.45	(2.11)	288
2001		15,974	1.90	(1.63)	1.97	(1.70)	269
Class C
2005		$4,485	2.17%	(1.59)%	2.25%	(1.67)%	197%
2004		6,000	1.98	(1.60)	2.03	(1.65)	51
2003		7,056	1.98	(1.25)	2.04	(1.31)	110
2002		5,064	1.98	(1.64)	2.45	(2.11)	288
2001		9,010	1.90	(1.63)	1.98	(1.71)	269
Class Y
2005		$33,537	1.17%	(0.58)%	1.25%	(0.66)%	197%
2004		43,758	0.98	(0.60)	1.03	(0.65)	51
2003		59,817	0.98	(0.24)	1.04	(0.30)	110
2002		44,134	0.98	(0.64)	1.45	(1.11)	288
2001		59,653	0.90	(0.62)	0.96	(0.67)	269

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

  (5)  The financial highlights for Small-Mid Cap Core Fund as set forth herein include the historical financial highlights of the First American Technology Fund.
Effective October 3, 2005, the fund's name and strategy changed.

FIRST AMERICAN FUNDS Annual Report 2005

71

Schedule of Investments September 30, 2005

Mid Cap Growth Opportunities Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 96.9%
Consumer Discretionary – 17.7%
Chico's FAS* (a)	601,630	$22,140
Coldwater Creek* (a)	906,464	22,861
Fortune Brands	234,730	19,091
Gaylord Entertainment* (a)	610,860	29,107
Harman International Industries (a)	217,440	22,238
Harrah's Entertainment	257,870	16,810
P.F. Chang's China Bistro* (a)	153,310	6,873
Scientific Games, Class A* (a)	1,453,000	45,043
Starwood Hotels & Resorts Worldwide (a)	489,300	27,973
Station Casinos (a)	462,390	30,684
Texas Roadhouse, Class A* (a)	1,401,760	20,886
XM Satellite* (a)	677,350	24,324
		288,030
Consumer Staples – 3.3%
Bunge Limited (a)	305,970	16,100
Corn Products International (a)	778,500	15,702
Hershey Foods (a)	388,120	21,855
		53,657
Energy – 12.3%
Apache	195,214	14,684
BJ Services (a)	532,420	19,162
Chesapeake Energy (a)	251,950	9,637
National-Oilwell*	663,690	43,671
Newfield Exploration* (a)	572,230	28,096
Smith International (a)	213,740	7,120
Southwestern Energy*	107,330	7,878
Valero Energy	100,208	11,329
Weatherford International* (a)	528,470	36,285
XTO Energy (a)	497,586	22,551
		200,413
Financials – 4.8%
Ameritrade Holding*	838,619	18,013
Bear Stearns	153,340	16,829
Calamos Asset Management	344,300	8,497
Chicago Mercantile Exchage	33,130	11,175
Legg Mason (a)	180,730	19,824
Refco*	118,410	3,347
		77,685
Health Care – 17.6%
Aetna	256,710	22,113
American Healthways* (a)	390,420	16,554
C.R. Bard	97,870	6,462
Caremark Rx*	348,160	17,384
Cooper (a)	236,350	18,107
Coventry Health Care*	267,950	23,049
DENTSPLY International	679,500	36,707
Fisher Scientific International* (a)	317,250	19,685
PerkinElmer	2,093,950	42,654
Quest Diagnostics (a)	329,390	16,647
Sierra Health Services*	205,700	14,167
Thermo Electron*	1,275,770	39,421
Zimmer Holdings* (a)	206,630	14,235
		287,185
Industrials – 18.1%
Dun & Bradstreet*	655,390	43,170
Dycom Industries* (a)	827,840	16,739
Hexcel* (a)	426,130	7,794
Kennametal (a)	350,930	17,210
L-3 Communications Holdings (a)	447,140	35,355

Mid Cap Growth Opportunities Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Monster Worldwide* (a)	1,088,730	$33,435
MSC Industrial Direct (a)	736,950	24,445
Pentair	493,440	18,011
Precision Castparts	372,480	19,779
Republic Services	688,755	24,306
Roper Industries (a)	306,600	12,046
Stericycle* (a)	282,150	16,125
UTI Worldwide (a)	337,580	26,230
		294,645
Information Technology – 23.1%
Adobe Systems (a)	1,401,780	41,843
Altera* (a)	1,235,420	23,609
Amphenol, Class A*	517,260	20,866
Apple Computer*	530,980	28,466
Autodesk (a)	360,150	16,725
Cogent* (a)	554,330	13,165
Cognizant Technology Solutions*	508,160	23,675
Cognos* (a)	471,430	18,353
Freescale Semiconductor* (a)	347,230	8,129
Hyperion Solutions* (a)	337,760	16,432
Linear Technology (a)	790,470	29,714
Macromedia*	213,030	8,664
Marvell Technology Group* (a)	224,270	10,341
MEMC Electronic Materials*	784,010	17,868
Microchip Technology	500,140	15,064
National Semiconductor	472,240	12,420
NCR* (a)	1,779,000	56,768
Research in Motion* (a)	208,870	14,287
		376,389
Total Common Stocks (Cost $1,259,893)		1,578,004
Affiliated Money Market Fund – 2.4%
First American Prime Obligations Fund, Class Z (b) (Cost $39,046)	39,045,603	39,046
Investments Purchased with Proceeds from Securities Lending (c) – 33.8%
(Cost $551,086)		551,086
Total Investments – 133.1% (Cost $1,850,025)		2,168,136
Other Assets and Liabilities, Net – (33.1)%		(539,408)
Total Net Assets – 100.0%		$1,628,728

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $544,077,326 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(c)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

72

Mid Cap Value Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 97.8%
Consumer Discretionary – 13.9%
Black & Decker (a)	92,930	$7,629
BorgWarner (a)	118,370	6,683
Darden Restaurants (a)	222,650	6,762
Federated Department Stores	228,200	15,260
Fortune Brands	109,930	8,941
Harrah's Entertainment	109,560	7,142
Knight-Ridder (a)	107,310	6,297
Lennar (a)	139,060	8,310
Liz Claiborne (a)	191,030	7,511
Office Depot* (a)	310,550	9,223
Sherwin Williams	289,900	12,776
		96,534
Consumer Staples – 5.5%
Archer-Daniels-Midland	391,060	9,644
Kroger*	811,390	16,707
Molson Coors Brewing (a)	79,330	5,078
Pepsi Bottling (a)	224,270	6,403
		37,832
Energy – 7.4%
GlobalSantaFe (a)	203,320	9,275
Kerr-McGee	74,260	7,211
National-Oilwell*	175,440	11,544
Newfield Exploration* (a)	288,590	14,170
Noble Energy	200,160	9,387
		51,587
Financials (b) – 26.9%
ACE	245,870	11,573
Ambac Financial Group (a)	99,530	7,172
AON (a)	232,150	7,447
Astoria Financial (a)	241,830	6,389
Bear Stearns (a)	130,030	14,271
Boston Properties (REIT) (a)	120,560	8,548
Comerica	200,660	11,819
Cullen/Frost Bankers	173,150	8,543
Developers Diversified Realty (REIT) (a)	181,640	8,483
Equity Office Properties Trust (REIT) (a)	249,770	8,170
Genworth Financial (a)	470,980	15,184
KeyCorp (a)	281,410	9,075
Lincoln National (a)	161,680	8,411
Marshall & Ilsley (a)	218,630	9,513
MGIC Investment (a)	132,080	8,480
Northern Trust (a)	208,990	10,564
Principal Financial Group (a)	156,250	7,402
Synovus Financial	280,200	7,767
Vornado Realty Trust (REIT) (a)	86,150	7,462
W.R. Berkley	251,692	9,937
		186,210
Health Care – 6.3%
CIGNA	105,350	12,417
Community Health Systems* (a)	271,050	10,519
Health Net* (a)	235,730	11,155
PerkinElmer	466,880	9,510
		43,601
Industrials – 8.8%
American Standard*	155,030	7,217
Eaton	193,100	12,271
Joy Global (a)	144,365	7,285
Kennametal (a)	178,920	8,774
Norfolk Southern	370,950	15,046
Republic Services	299,150	10,557
		61,150

Mid Cap Value Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Information Technology – 9.6%
Amphenol, Class A	233,330	$9,413
Arrow Electronics*	235,640	7,390
Electronic Data Systems	305,560	6,857
Harris	258,490	10,805
Ingram Micro*	463,870	8,600
Lucent Technologies* (a)	1,098,920	3,572
National Semiconductor (a)	439,250	11,552
Xerox* (a)	639,750	8,733
		66,922
Materials – 6.7%
Ashland	126,110	6,966
Eastman Chemical	89,130	4,186
Engelhard	234,890	6,556
Lyondell Chemical (a)	130,780	3,743
MeadWestvaco	224,490	6,200
Pactiv*	73,850	1,294
Phelps Dodge (a)	76,060	9,882
Rohm & Haas (a)	178,800	7,354
		46,181
Utilities – 12.7%
Alliant Energy	194,050	5,653
Constellation Energy	234,920	14,471
DPL (a)	225,550	6,270
DTE Energy (a)	111,710	5,123
Edison International	248,020	11,726
PG&E (a)	364,990	14,326
PNM Resources	200,270	5,742
PPL (a)	435,390	14,076
Sempra Energy	77,240	3,635
Wisconsin Energy	177,360	7,080
		88,102
Total Common Stocks (Cost $567,014)		678,119
Affiliated Money Market Fund – 2.1%
First American Prime Obligations Fund, Class Z (c) (Cost $14,475)	14,475,448	14,475
Investments Purchased with Proceeds from Securities Lending (d) – 34.6%
(Cost $239,898)		239,898
Total Investments – 134.5% (Cost $821,387)		932,492
Other Assets and Liabilities, Net – (34.5)%		(238,997)
Total Net Assets – 100.0%		$693,495

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $235,239,778 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  The fund is significantly invested in this industry and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

73

Statements of Assets and Liabilities September 30, 2005, in thousands, except for per share data

	Mid Cap Growth Opportunities Fund	Mid Cap Value Fund
ASSETS:
Investments in unaffiliated securities, at value† (cost: $1,259,893 and $567,014, respectively) (note 2)	$1,578,004	$678,119
Investments in affiliated money market fund, at value (cost: $39,046 and $14,475, respectively) (note 2)	39,046	14,475
Investments purchased with proceeds from securities lending (cost: $551,086 and $239,898, respectively) (note 2)	551,086	239,898
Cash*	5,220	2,272
Receivable for dividends and interest	477	1,548
Receivable for investment securities sold	29,533	-
Receivable for capital shares sold	1,265	896
Prepaid expenses and other assets	33	29
Total assets	2,204,664	937,237
LIABILITIES:
Payable for investment securities purchased	12,129	-
Payable upon return of securities loaned (note 2)	556,306	242,170
Payable for capital shares redeemed	6,077	979
Payable to affiliates (note 3)	1,292	544
Payable for distribution and shareholder servicing fees	91	25
Accrued expenses and other liabilities	41	24
Total liabilities	575,936	243,742
Net assets	$1,628,728	$693,495
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,236,388	$552,050
Undistributed (distributions in excess of) net investment income	(1)	186
Accumulated net realized gain on investments	74,230	30,154
Net unrealized appreciation of investments	318,111	111,105
Net assets	$1,628,728	$693,495
* Includes cash collateral received related to securities loaned (note 2)	$5,220	$2,272
† Including securities loaned, at value	$544,077	$235,240
Class A:
Net assets	$317,906	$54,360
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	7,652	2,185
Net asset value and redemption price per share	$41.55	$24.88
Maximum offering price per share (1)	$43.97	$26.33
Class B:
Net assets	$14,922	$10,157
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	384	424
Net asset value, offering price and redemption price per share (2)	$38.87	$23.94
Class C:
Net assets	$17,079	$7,426
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	424	304
Net asset value, offering price and redemption price per share (2)	$40.23	$24.40
Class R:
Net assets	$5,501	$380
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	133	15
Net asset value, offering price, and redemption price per share	$41.40	$24.83
Class Y:
Net assets	$1,273,320	$621,172
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	29,326	24,871
Net asset value, offering price, and redemption price per share	$43.42	$24.98

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

74

Statements of Operations For the fiscal year ended September 30, 2005, in thousands

	Mid Cap Growth Opportunities Fund	Mid Cap Value Fund
INVESTMENT INCOME:
Dividends from affiliated money market fund	$916	$328
Dividends from unaffiliated securities	6,858	9,742
Less: Foreign taxes withheld	(5)	(6)
Securities lending income	495	166
Total investment income	8,264	10,230
EXPENSES (note 3):
Investment advisory fees	10,195	4,051
Administration fees	2,931	1,163
Transfer agent fees	955	387
Custodian fees	126	49
Professional fees	91	48
Postage and printing fees	76	31
Registration fees	40	41
Directors' fees	34	13
Other expenses	30	14
Distribution and shareholder servicing fees – Class A	549	87
Distribution and shareholder servicing fees – Class B	132	101
Distribution and shareholder servicing fees – Class C	144	46
Distribution and shareholder servicing fees – Class R	7	1
Total expenses	15,310	6,032
Less: Fee waivers (note 3)	(478)	(231)
Total net expenses	14,832	5,801
Investment income (loss) – net	(6,568)	4,429
REALIZED AND UNREALIZED GAINS ON INVESTMENTS – NET (note 5):
Net realized gain on investments	180,742	88,747
Net change in unrealized appreciation or depreciation of investments	166,265	30,399
Net gain on investments	347,007	119,146
Net increase in net assets resulting from operations	$340,439	$123,575

The accompanying notes are an integral part of the financial statements.

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75

Statements of Changes in Net Assets in thousands

	Mid Cap Growth Opportunities Fund		Mid Cap Value Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income (loss) – net	$(6,568)	$(8,420)	$4,429	$2,640
Net realized gain on investments	180,742	222,462	88,747	47,402
Net change in unrealized appreciation or depreciation of investments	166,265	10,165	30,399	37,910
Net increase in net assets resulting from operations	340,439	224,207	123,575	87,952
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	-	-	(164)	(65)
Class B	-	-	(1)	(4)
Class C	-	-	-	(1)
Class R	-	-	-	(3)
Class Y	-	-	(3,591)	(2,029)
Net realized gain on investments:
Class A	(26,799)	(4,797)	-	-
Class B	(1,832)	(306)	-	-
Class C	(1,996)	(393)	-	-
Class R	(2)	(322)	-	-
Class Y	(164,469)	(34,963)	-	-
Tax return of capital:
Class A	-	-	-	(2)
Class B	-	-	-	-
Class C	-	-	-	-
Class R	-	-	-	-
Class Y	-	-	-	(55)
Total distributions	(195,098)	(40,781)	(3,756)	(2,159)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	141,968	29,575	29,979	13,198
Reinvestment of distributions	25,770	4,705	156	65
Payments for redemptions	(44,583)	(35,852)	(11,836)	(5,352)
Increase (decrease) in net assets from Class A transactions	123,155	(1,572)	18,299	7,911
Class B:
Proceeds from sales	3,307	2,328	2,023	1,051
Reinvestment of distributions	1,767	291	1	4
Payments for redemptions	(2,148)	(1,842)	(3,940)	(3,446)
Increase (decrease) in net assets from Class B transactions	2,926	777	(1,916)	(2,391)
Class C:
Proceeds from sales	6,924	1,776	4,164	1,189
Reinvestment of distributions	1,992	392	-	1
Payments for redemptions	(5,357)	(4,056)	(994)	(1,405)
Increase (decrease) in net assets from Class C transactions	3,559	(1,888)	3,170	(215)
Class R:
Proceeds from sales	5,771	1,017	366	776
Reinvestment of distributions	2	285	-	2
Payments for redemptions	(481)	(13,131)	(5)	(1,919)
Increase (decrease) in net assets from Class R transactions	5,292	(11,829)	361	(1,141)
Class Y:
Proceeds from sales	217,915	142,884	155,251	101,305
Reinvestment of distributions	131,612	29,145	2,282	1,435
Payments for redemptions	(366,059)	(316,100)	(79,482)	(79,863)
Increase (decrease) in net assets from Class Y transactions	(16,532)	(144,071)	78,051	22,877
Increase (decrease) in net assets from capital share transactions	118,400	(158,583)	97,965	27,041
Total increase in net assets	263,741	24,843	217,784	112,834
Net assets at beginning of period	1,364,987	1,340,144	475,711	362,877
Net assets at end of period	$1,628,728	$1,364,987	$693,495	$475,711
Undistributed (distributions in excess of) net investment income at end of period	$(1)	$(2)	$186	$153

The accompanying notes are an integral part of the financial statements.

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(This page has been left blank intentionally.)

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (8)
Mid Cap Growth Opportunities (1)
Class A
2005	(2)	$38.19	$(0.24)	$9.65	$-	$(6.05)	$41.55	26.25%
2004	(2)	33.68	(0.30)	5.88	-	(1.07)	38.19	16.88
2003	(2)	26.45	(0.18)	7.41	-	-	33.68	27.33
2002		28.33	(0.11)	(1.77)	-	-	26.45	(6.64)
2001	(2) (3)	54.63	(0.06)	(8.40)	-	(17.84)	28.33	(20.00)
2000	(2) (4)	37.80	(0.18)	17.80	-	(0.79)	54.63	47.23
Class B
2005	(2)	$36.31	$(0.51)	$9.12	$-	$(6.05)	$38.87	25.29%
2004	(2)	32.30	(0.55)	5.63	-	(1.07)	36.31	16.03
2003	(2)	25.56	(0.39)	7.13	-	-	32.30	26.37
2002		27.59	(0.18)	(1.85)	-	-	25.56	(7.36)
2001	(2) (3)	53.97	(0.29)	(8.25)	-	(17.84)	27.59	(20.60)
2000	(2) (4)	37.63	(0.53)	17.66	-	(0.79)	53.97	46.13
Class C
2005	(2)	$37.40	$(0.53)	$9.41	$-	$(6.05)	$40.23	25.27%
2004	(2)	33.24	(0.57)	5.80	-	(1.07)	37.40	16.03
2003	(2)	26.29	(0.40)	7.35	-	-	33.24	26.43
2002		28.33	(0.10)	(1.94)	-	-	26.29	(7.20)
2001	(2) (5)	27.40	-	0.93	-	-	28.33	3.39
Class R (6)
2005	(2)	$38.15	$(0.31)	$9.61	$-	$(6.05)	$41.40	25.95%
2004	(2)	33.66	(0.30)	5.86	-	(1.07)	38.15	16.83
2003	(2)	26.43	(0.17)	7.40	-	-	33.66	27.36
2002		28.29	(0.07)	(1.79)	-	-	26.43	(6.58)
2001	(2) (7)	35.75	(0.06)	(7.40)	-	-	28.29	(20.87)
Class Y
2005	(2)	$39.58	$(0.16)	$10.05	$-	$(6.05)	$43.42	26.57%
2004	(2)	34.78	(0.21)	6.08	-	(1.07)	39.58	17.18
2003	(2)	27.25	(0.09)	7.62	-	-	34.78	27.68
2002		29.11	(0.05)	(1.81)	-	-	27.25	(6.39)
2001	(2) (3)	55.52	0.02	(8.59)	-	(17.84)	29.11	(19.84)
2000	(2) (4)	38.32	(0.05)	18.04	-	(0.79)	55.52	47.56

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

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		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Mid Cap Growth Opportunities (1)
Class A
2005	(2)	$317,906	1.21%	(0.62)%	1.24%	(0.65)%	107%
2004	(2)	173,436	1.20	(0.79)	1.24	(0.83)	135
2003	(2)	154,499	1.20	(0.58)	1.25	(0.63)	145
2002		75,002	1.20	(0.34)	1.26	(0.40)	162
2001	(2) (3)	82,043	1.20	(0.19)	1.22	(0.21)	204
2000	(2) (4)	108,326	1.20	(0.38)	1.22	(0.40)	205
Class B
2005	(2)	$14,922	1.96%	(1.40)%	1.99%	(1.43)%	107%
2004	(2)	10,974	1.95	(1.54)	1.99	(1.58)	135
2003	(2)	9,055	1.95	(1.33)	2.00	(1.38)	145
2002		4,227	1.95	(1.08)	2.01	(1.14)	162
2001	(2) (3)	2,606	1.94	(0.95)	1.97	(0.98)	204
2000	(2) (4)	666	1.95	(1.13)	1.97	(1.15)	205
Class C
2005	(2)	$17,079	1.96%	(1.40)%	1.99%	(1.43)%	107%
2004	(2)	12,356	1.95	(1.54)	1.99	(1.58)	135
2003	(2)	12,649	1.95	(1.33)	2.00	(1.38)	145
2002		1,136	1.95	(1.07)	2.01	(1.13)	162
2001	(2) (5)	-	-	-	-	-	204
Class R (6)
2005	(2)	$5,501	1.46%	(0.77)%	1.64%	(0.95)%	107%
2004	(2)	1	1.20	(0.81)	1.24	(0.85)	135
2003	(2)	10,284	1.20	(0.56)	1.25	(0.61)	145
2002		5,869	1.20	(0.33)	1.26	(0.39)	162
2001	(2) (7)	1,484	1.19	(0.24)	1.23	(0.28)	204
Class Y
2005	(2)	$1,273,320	0.96%	(0.40)%	0.99%	(0.43)%	107%
2004	(2)	1,168,220	0.95	(0.54)	0.99	(0.58)	135
2003	(2)	1,153,657	0.95	(0.30)	1.00	(0.35)	145
2002		477,210	0.95	(0.08)	1.01	(0.14)	162
2001	(2) (3)	406,349	0.95	0.06	0.97	0.04	204
2000	(2) (4)	435,613	0.95	(0.13)	0.97	(0.15)	205

  (1)  The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Mid Cap Core Equity Fund.
The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition,
(i) Class A shares of the Firstar Mid Cap Core Equity Fund were exchanged for Class A shares of the First American Mid Cap Growth Opportunities Fund, (ii) Firstar
Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and (iv) Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal year ended October 31.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (7)  Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (8)  Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

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79

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital	Net Asset Value End of Period
Mid Cap Value Fund (1)
Class A
2005		$20.09	$0.13	$4.76	$(0.10)	$-	$-	$24.88
2004		16.30	0.08	3.77	(0.06)	-	- (4)	20.09
2003		13.29	0.18	2.96	(0.12)	-	(0.01)	16.30
2002		13.74	0.13	(0.44)	(0.10)	-	(0.04)	13.29
2001		14.62	0.10	(0.88)	(0.10)	-	-	13.74
Class B
2005		$19.39	$(0.05)	$4.60	$-	$-	$-	$23.94
2004		15.81	(0.06)	3.65	(0.01)	-	- (4)	19.39
2003		12.92	0.07	2.87	(0.04)	-	(0.01)	15.81
2002		13.37	0.01	(0.41)	(0.01)	-	(0.04)	12.92
2001		14.28	(0.01)	(0.88)	(0.02)	-	-	13.37
Class C
2005		$19.77	$(0.03)	$4.66	$-	$-	$-	$24.40
2004		16.12	(0.06)	3.72	(0.01)	-	- (4)	19.77
2003		13.17	0.07	2.93	(0.04)	-	(0.01)	16.12
2002		13.63	0.01	(0.43)	-	-	(0.04)	13.17
2001		14.55	(0.01)	(0.89)	(0.02)	-	-	13.63
Class R (2)
2005		$20.09	$0.12	$4.70	$(0.08)	$-	$-	$24.83
2004		16.31	0.07	3.76	(0.05)	-	- (4)	20.09
2003		13.29	0.16	2.99	(0.12)	-	(0.01)	16.31
2002		13.74	0.13	(0.44)	(0.10)	-	(0.04)	13.29
2001	(3)	13.31	0.01	0.42	-	-	-	13.74
Class Y
2005		$20.17	$0.18	$4.78	$(0.15)	$-	$-	$24.98
2004		16.36	0.12	3.79	(0.10)	-	- (4)	20.17
2003		13.33	0.21	2.98	(0.15)	-	(0.01)	16.36
2002		13.77	0.17	(0.44)	(0.13)	-	(0.04)	13.33
2001		14.68	0.14	(0.92)	(0.13)	-	-	13.77

The accompanying notes are an integral part of the financial statements.

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		Total Return (5)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Mid Cap Value Fund (1)
Class A
2005		24.38%	$54,360	1.21%	0.59%	1.25%	0.55%	101%
2004		23.65	28,561	1.20	0.41	1.25	0.36	83
2003		23.71	16,598	1.20	1.21	1.25	1.16	102
2002		(2.41)	13,083	1.20	0.83	1.26	0.77	90
2001		(5.41)	13,583	1.15	0.67	1.15	0.67	104
Class B
2005		23.47%	$10,157	1.96%	(0.21)%	2.00%	(0.25)%	101%
2004		22.69	9,928	1.95	(0.35)	2.00	(0.40)	83
2003		22.84	10,154	1.95	0.50	2.00	0.45	102
2002		(3.07)	10,410	1.95	0.08	2.01	0.02	90
2001		(6.21)	11,311	1.90	(0.08)	1.90	(0.08)	104
Class C
2005		23.43%	$7,426	1.96%	(0.15)%	2.00%	(0.19)%	101%
2004		22.69	3,342	1.95	(0.33)	2.00	(0.38)	83
2003		22.84	2,916	1.95	0.51	2.00	0.46	102
2002		(3.09)	3,207	1.95	0.08	2.01	0.02	90
2001		(6.17)	3,312	1.90	(0.04)	1.90	(0.04)	104
Class R (2)
2005		24.04%	$380	1.46%	0.52%	1.65%	0.33%	101%
2004		23.51	1	1.20	0.37	1.25	0.32	83
2003		23.80	966	1.20	1.07	1.25	1.02	102
2002		(2.40)	158	1.20	0.87	1.26	0.81	90
2001	(3)	3.23	44	0.85	5.19	0.85	5.19	104
Class Y
2005		24.68%	$621,172	0.96%	0.80%	1.00%	0.76%	101%
2004		23.95	433,879	0.95	0.66	1.00	0.61	83
2003		24.06	332,243	0.95	1.45	1.00	1.40	102
2002		(2.12)	259,990	0.95	1.08	1.01	1.02	90
2001		(5.37)	291,932	0.90	0.92	0.90	0.92	104

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Includes a tax return of capital less than $0.01.

  (5)  Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

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Schedule of Investments September 30, 2005

Large Cap Growth Opportunities Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.6%
Consumer Discretionary – 13.7%
Harrah's Entertainment	72,910	$4,753
Kohl's*	138,040	6,927
Lowe's (a)	369,540	23,798
McGraw-Hill	245,560	11,797
Nike, Class B	120,440	9,838
Omnicom Group (a)	207,400	17,345
Staples	812,245	17,317
Starbucks*	186,920	9,365
Station Casinos (a)	161,850	10,740
Target (a)	447,210	23,224
		135,104
Consumer Staples – 7.6%
Altria Group (a)	143,240	10,558
Gillette	63,010	3,667
PepsiCo	457,520	25,946
Procter & Gamble (a)	584,550	34,757
		74,928
Energy – 5.9%
Apache	200,400	15,074
ConocoPhillips	251,820	17,605
Exxon Mobil	206,060	13,093
Halliburton (a)	96,770	6,631
National-Oilwell Varco* (a)	86,880	5,717
		58,120
Financials – 10.2%
Allstate	197,920	10,943
American Express	355,610	20,426
American International Group	232,100	14,381
Capital One Financial (a)	79,300	6,306
Goldman Sachs Group	147,270	17,905
Legg Mason (a)	85,550	9,384
Lehman Brothers Holdings (a)	67,980	7,918
Wells Fargo	241,230	14,129
		101,392
Health Care – 21.6%
Aetna	242,760	20,911
Alcon* (a)	88,180	11,276
Amgen*	321,660	25,627
Caremark Rx* (a)	302,356	15,097
Genentech* (a)	135,190	11,384
Guidant (a)	122,760	8,457
Johnson & Johnson	448,660	28,391
Medtronic	400,010	21,449
PacifiCare Health Systems* (a)	93,670	7,473
PerkinElmer	445,400	9,073
St. Jude Medical*	356,140	16,667
Teva Pharmaceutical Industries, ADR (a)	222,020	7,420
UnitedHealth Group (a)	332,660	18,696
Zimmer Holdings* (a)	164,899	11,360
		213,281
Industrials – 10.5%
Danaher (a)	223,650	12,039
Dun & Bradstreet*	135,690	8,938
General Electric	996,490	33,552
Pentair	316,620	11,557

Large Cap Growth Opportunities Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
United Parcel Service, Class B (a)	166,360	$11,500
United Technologies	359,240	18,623
UTi Worldwide (a)	103,170	8,016
		104,225
Information Technology (b) – 29.1%
Adobe Systems (a)	449,480	13,417
Altera* (a)	323,710	6,186
Amphenol, Class A (a)	208,610	8,415
Apple Computer*	275,690	14,780
Autodesk (a)	170,530	7,919
Dell*	631,720	21,605
eBay*	311,880	12,849
EMC*	980,910	12,693
Google* (a)	49,480	15,658
Hewlett-Packard	360,150	10,516
Intel	1,193,500	29,420
Linear Technology (a)	217,850	8,189
Marvell Technology Group* (a)	116,510	5,372
Microchip Technology (a)	279,660	8,423
Microsoft	978,290	25,171
Motorola (a)	792,190	17,500
NCR* (a)	446,770	14,256
Paychex (a)	228,210	8,462
QUALCOMM	280,550	12,555
Research in Motion* (a)	111,910	7,655
Texas Instruments	582,380	19,743
Yahoo!* (a)	192,510	6,515
		287,299
Total Common Stocks (Cost $869,907)		974,349
Affiliated Money Market Fund – 1.2%
First American Prime Obligations Fund, Class Z (c) (Cost $12,078)	12,077,705	12,078
Investments Purchased with Proceeds from Securities Lending (d) – 29.1%
(Cost $287,524)		287,524
Total Investments – 128.9% (Cost $1,169,509)		1,273,951
Other Assets and Liabilities, Net – (28.9)%		(285,814)
Total Net Assets – 100.0%		$988,137

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $284,098,540 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

ADR – American Depository Receipt

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

82

Schedule of Investments September 30, 2005

Large Cap Select Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 99.5%
Consumer Discretionary – 10.6%
Chico's FAS* (a)	99,260	$3,653
Coach*	108,050	3,388
Harrah's Entertainment	62,900	4,100
J.C. Penney (a)	107,660	5,105
Omnicom Group (a)	67,200	5,620
Sherwin Williams (a)	99,200	4,372
Station Casinos	56,100	3,723
Time Warner	310,914	5,631
		35,592
Consumer Staples – 4.6%
PepsiCo	110,657	6,275
Procter & Gamble (a)	155,418	9,241
		15,516
Energy – 11.2%
Amerada Hess (a)	52,060	7,158
Apache	112,716	8,479
ConocoPhillips	110,110	7,698
Exxon Mobil	55,450	3,523
Halliburton (a)	51,546	3,532
National-Oilwell Varco*	107,030	7,043
		37,433
Financials – 20.9%
ACE	151,970	7,153
Allstate	91,885	5,080
American International Group	135,140	8,373
Bank of America (a)	293,518	12,357
Capital One Financial (a)	50,624	4,026
Goldman Sachs Group	102,927	12,514
Lehman Brothers Holdings (a)	73,180	8,524
Wells Fargo	204,870	11,999
		70,026
Health Care – 12.4%
Amgen*	115,200	9,178
Johnson & Johnson	194,419	12,303
Teva Pharmaceutical Industries, ADR (a)	91,460	3,057
UnitedHealth Group (a)	107,268	6,029
Wyeth Pharmaceuticals	240,160	11,112
		41,679
Industrials – 10.7%
Eaton	44,930	2,855
Emerson Electric	74,700	5,363
General Electric	302,483	10,185
Illinois Tool Works	41,500	3,417
Pentair	132,190	4,825
United Parcel Service, Class B (a)	132,660	9,171
		35,816
Information Technology – 22.9%
Amphenol, Class A	133,070	5,368
Autodesk (a)	97,860	4,545
EMC*	433,930	5,615
Hewlett-Packard	359,520	10,498
Intel	603,209	14,869
Microsoft	372,710	9,590
Motorola (a)	361,530	7,986
Oracle*	618,540	7,664

Large Cap Select Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
QUALCOMM	122,288	$5,472
Texas Instruments	159,770	5,416
		77,023
Materials – 2.5%
Dow Chemical (a)	199,990	8,334
Telecommunication Services – 2.5%
Verizon Communications (a)	259,858	8,495
Utilities – 1.2%
PG&E (a)	103,090	4,046
Total Common Stocks (Cost $313,111)		333,960
Affiliated Money Market Fund – 3.0%
First American Prime Obligations Fund, Class Z (b) (Cost $10,188)	10,188,381	10,188
Investments Purchased with Proceeds from Securities Lending (c) – 24.0%
(Cost $80,406)		80,406
Total Investments – 126.5% (Cost $403,705)		424,554
Other Assets and Liabilities, Net – (26.5)%		(88,848)
Total Net Assets – 100.0%		$335,706

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $79,049,139 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(c)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

ADR – American Depository Receipt

FIRST AMERICAN FUNDS Annual Report 2005

83

Schedule of Investments September 30, 2005

Large Cap Value Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 99.5%
Consumer Discretionary – 9.1%
Comcast, Class A* (a)	496,070	$14,575
Federated Department Stores	227,000	15,179
Harrah's Entertainment	136,650	8,908
Sherwin Williams (a)	395,090	17,412
Time Warner	1,450,910	26,276
		82,350
Consumer Staples – 5.6%
Altria Group	238,180	17,556
Colgate-Palmolive	164,840	8,702
General Mills (a)	221,030	10,654
Kroger*	691,690	14,242
		51,154
Energy – 16.8%
Apache	222,044	16,702
BP, ADR	288,390	20,432
ConocoPhillips	398,500	27,859
Exxon Mobil	722,824	45,928
Halliburton (a)	200,300	13,725
National-Oilwell Varco*	166,950	10,985
Valero Energy	144,950	16,388
		152,019
Financials (b) – 31.5%
ACE	350,060	16,477
Allstate	251,720	13,918
American International Group	387,810	24,029
Bank of America (a)	850,266	35,796
Capital One Financial (a)	150,770	11,989
Citigroup	579,012	26,357
Comerica (a)	187,900	11,067
Freddie Mac	102,610	5,793
Genworth Financial (a)	550,350	17,743
Goldman Sachs Group	200,860	24,421
Lehman Brothers Holdings (a)	209,890	24,448
Marshall & Ilsley (a)	183,970	8,005
Merrill Lynch	216,480	13,281
MGIC Investment (a)	137,910	8,854
Northern Trust (a)	230,040	11,629
Wachovia (a)	171,260	8,150
Wells Fargo	412,330	24,150
		286,107
Health Care – 9.0%
CIGNA	96,950	11,427
HCA	207,510	9,944
Johnson & Johnson	103,320	6,538
Merck	308,040	8,382
Pfizer	690,460	17,241
Wyeth Pharmaceuticals	598,680	27,701
		81,233
Industrials – 7.4%
Eaton	160,190	10,180
Emerson Electric	289,490	20,785
General Electric	380,950	12,827
Norfolk Southern	245,550	9,960
Tyco International (a)	492,000	13,702
		67,454

Large Cap Value Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Information Technology – 9.5%
Hewlett-Packard	1,123,010	$32,792
Motorola (a)	740,260	16,352
National Semiconductor (a)	429,100	11,285
Oracle*	997,700	12,361
Texas Instruments	387,500	13,136
		85,926
Materials – 3.7%
Dow Chemical	545,290	22,722
Phelps Dodge (a)	84,010	10,915
		33,637
Telecommunication Services – 3.2%
BellSouth (a)	451,780	11,882
Verizon Communications (a)	526,302	17,205
		29,087
Utilities – 3.7%
Entergy (a)	230,770	17,151
PG&E (a)	420,240	16,494
		33,645
Total Common Stocks (Cost $761,398)		902,612
Affiliated Money Market Fund – 0.6%
First American Prime Obligations Fund, Class Z (c) (Cost $5,453)	5,452,796	5,453
Investments Purchased with Proceeds from Securities Lending (d) – 27.0%
(Cost $244,907)		244,907
Total Investments – 127.1% (Cost $1,011,758)		1,152,972
Other Assets and Liabilities, Net – (27.1)%		(245,891)
Total Net Assets – 100.0%		$907,081

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $240,234,151 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  The fund is significantly invested in this sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(d)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

ADR – American Depository Receipt

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

84

Statements of Assets and Liabilities September 30, 2005, in thousands, except for per share data

	Large Cap Growth Opportunities Fund	Large Cap Select Fund	Large Cap Value Fund
ASSETS:
Investments in unaffiliated securities, at value† (cost: $869,907, $313,111 and $761,398, respectively) (note 2)	$974,349	$333,960	$902,612
Investments in affiliated money market fund, at value (cost: $12,078, $10,188 and $5,453, respectively) (note 2)	12,078	10,188	5,453
Investments purchased with proceeds from securities lending, at value (cost: $287,524, $80,406 and $244,907, respectively) (note 2)	287,524	80,406	244,907
Cash*	2,723	762	2,320
Receivable for dividends and interest	561	306	1,284
Receivable for investment securities sold	10,625	3,231	-
Receivable for capital shares sold	454	1,029	256
Prepaid expenses and other assets	28	23	28
Total assets	1,288,342	429,905	1,156,860
LIABILITIES:
Payable for investment securities purchased	4,972	12,599	-
Payable upon return of securities loaned (note 2)	290,247	81,168	247,227
Payable for capital shares redeemed	4,142	168	1,781
Payable to affiliates (note 3)	757	245	694
Payable for distribution and shareholder servicing fees	48	1	42
Accrued expenses and other liabilities	39	18	35
Total liabilities	300,205	94,199	249,779
Net assets	$988,137	$335,706	$907,081
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,015,061	$300,149	$743,958
Undistributed (distributions in excess of) net investment income	(1)	142	137
Accumulated net realized gain (loss) on investments	(131,365)	14,566	21,772
Net unrealized appreciation of investments	104,442	20,849	141,214
Net assets	$988,137	$335,706	$907,081
* Includes cash collateral received related to securities loaned (note 2)	$2,723	$762	$2,320
† Including securities loaned, at value	$284,099	$79,049	$240,234
Class A:
Net assets	$107,079	$5,299	$121,809
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	3,822	366	6,072
Net asset value and redemption price per share	$28.02	$14.47	$20.06
Maximum offering price per share (1)	$29.65	$15.31	$21.23
Class B:
Net assets	$20,239	$567	$14,876
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	757	40	758
Net asset value, offering price and redemption price per share (2)	$26.75	$14.30	$19.62
Class C:
Net assets	$11,147	$182	$5,710
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	408	13	288
Net asset value, offering price and redemption price per share (2)	$27.29	$14.31	$19.85
Class R:
Net assets	$290	$2	$7
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	10	-	-
Net asset value, offering price, and redemption price per share	$27.94	$14.43	$20.06
Class Y:
Net assets	$849,382	$329,656	$764,679
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	29,501	22,746	38,008
Net asset value, offering price, and redemption price per share	$28.79	$14.49	$20.12

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

FIRST AMERICAN FUNDS Annual Report 2005

85

Statements of Operations For the fiscal year ended September 30, 2005, in thousands

	Large Cap Growth Opportunities Fund	Large Cap Select Fund	Large Cap Value Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$-	$3	$-
Dividends from affiliated money market fund	434	256	207
Dividends from unaffiliated securities	12,714	4,316	21,039
Less: Foreign taxes withheld	(44)	(12)	(4)
Securities lending income	319	61	220
Total investment income	13,423	4,624	21,462
EXPENSES (note 3):
Investment advisory fees	7,471	1,894	6,703
Administration fees	2,376	595	2,130
Transfer agent fees	689	185	623
Custodian fees	103	25	92
Professional fees	79	35	73
Postage and printing fees	60	16	54
Registration fees	40	40	39
Other expenses	29	10	26
Directors' fees	28	7	25
Distribution and shareholder servicing fees – Class A	276	5	297
Distribution and shareholder servicing fees – Class B	232	4	182
Distribution and shareholder servicing fees – Class C	122	1	62
Distribution and shareholder servicing fees – Class R (1)	-	-	-
Total expenses	11,505	2,817	10,306
Less: Fee waivers (note 3)	(370)	(135)	(341)
Total net expenses	11,135	2,682	9,965
Investment income – net	2,288	1,942	11,497
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS – NET (note 5):
Net realized gain on investments	54,623	16,321	84,365
Net realized gain on in-kind distribution (note 11)	76,740	24,162	70,893
Net realized loss on futures contracts	-	(201)	-
Net change in unrealized appreciation or depreciation of investments	8,655	8,570	17,537
Net change in unrealized appreciation or depreciation of futures contracts	-	165	-
Net gain on investments and futures contracts	140,018	49,017	172,795
Net increase in net assets resulting from operations	$142,306	$50,959	$184,292

  (1)  Due to the presentation of the financial statements in thousands, the numbers round to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

86

(This page has been left blank intentionally.)

Statements of Changes in Net Assets in thousands

	Large Cap Growth Opportunities Fund		Large Cap Select Fund		Large Cap Value Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$2,288	$975	$1,942	$1,294	$11,497	$12,916
Net realized gain on investments	54,623	81,430	16,321	2,068	84,365	109,490
Net realized gain on in-kind distributions	76,740	-	24,162	-	70,893	-
Net realized gain (loss) on futures	-	-	(201)	1,671	-	-
Net change in unrealized appreciation or depreciation of investments	8,655	36,383	8,570	9,176	17,537	44,184
Net change in unrealized appreciation or depreciation of futures contracts	-	-	165	(50)	-	-
Net increase in net assets resulting from operations	142,306	118,788	50,959	14,159	184,292	166,590
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(169)	(50)	(10)	(2)	(1,072)	(930)
Class B	(19)	-	-	-	(62)	(107)
Class C	(9)	-	-	-	(21)	(25)
Class R	-	(7)	-	-	-	(126)
Class Y	(2,091)	(1,127)	(1,808)	(1,279)	(10,036)	(11,517)
Net realized gain on investments:
Class A	-	-	(17)	(3)	-	-
Class B	-	-	(4)	(1)	-	-
Class C	-	-	(1)	-	-	-
Class R	-	-	-	-	-	-
Class Y	-	-	(4,604)	(1,552)	-	-
Return of capital:
Class A	(56)	(11)	-	-	-	-
Class B (1)	(6)	-	-	-	-	-
Class C (1)	(3)	-	-	-	-	-
Class R	-	(1)	-	-	-	-
Class Y	(692)	(249)	-	-	-	-
Total distributions	(3,045)	(1,445)	(6,444)	(2,837)	(11,191)	(12,705)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	15,121	40,942	4,711	973	17,717	38,252
Reinvestment of distributions	217	59	18	5	1,012	878
Payments for redemptions	(33,271)	(30,173)	(362)	(501)	(28,635)	(26,540)
Increase (decrease) in net assets from Class A transactions	(17,933)	10,828	4,367	477	(9,906)	12,590
Class B:
Proceeds from sales	1,151	2,182	341	204	698	909
Reinvestment of distributions	25	-	5	1	61	106
Payments for redemptions	(9,138)	(18,001)	(98)	(57)	(10,604)	(14,541)
Increase (decrease) in net assets from Class B transactions	(7,962)	(15,819)	248	148	(9,845)	(13,526)
Class C:
Proceeds from sales	1,190	1,418	144	49	666	808
Reinvestment of distributions	12	-	1	-	20	25
Payments for redemptions	(4,197)	(5,343)	(31)	(19)	(2,263)	(2,322)
Increase (decrease) in net assets from Class C transactions	(2,995)	(3,925)	114	30	(1,577)	(1,489)
Class R:
Proceeds from sales	286	1,810	-	1	5	2,695
Reinvestment of distributions	-	7	-	-	-	125
Payments for redemptions	-	(19,633)	-	(1)	-	(29,940)
Increase (decrease) in net assets from Class R transactions	286	(17,816)	-	-	5	(27,120)
Class Y:
Proceeds from sales	165,303	312,207	229,583	169,597	88,145	216,890
Reinvestment of distributions	1,595	725	4,810	2,310	6,324	7,917
Payments for redemptions	(628,503)	(299,071)	(240,782)	(17,779)	(502,220)	(210,060)
Increase (decrease) in net assets from Class Y transactions	(461,605)	13,861	(6,389)	154,128	(407,751)	14,747
Increase (decrease) in net assets from capital share transactions	(490,209)	(12,871)	(1,660)	154,783	(429,074)	(14,798)
Total increase (decrease) in net assets	(350,948)	104,472	42,855	166,105	(255,973)	139,087
Net assets at beginning of period	1,339,085	1,234,613	292,851	126,746	1,163,054	1,023,967
Net assets at end of period	$988,137	$1,339,085	$335,706	$292,851	$907,081	$1,163,054
Undistributed (distributions in excess of) net investment income at end of period	$(1)	$(2)	$142	$18	$137	$119

  (1)  Due to the presentation of the financial statements in thousands, the numbers round to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

88

FIRST AMERICAN FUNDS Annual Report 2005

89

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital		Net Asset Value End of Period
Large Cap Growth Opportunities (1) (2)
Class A
2005		$25.00	$(0.01)	$3.08	$(0.04)	$-	$(0.01)		$28.02
2004		22.84	(0.03)	2.20	(0.01)	-	-	(9)	25.00
2003		19.16	-	3.73	(0.05)	-	-		22.84
2002		24.44	-	(5.23)	(0.05)	-	-		19.16
2001	(3)	43.33	(0.01)	(14.00)	-	(4.88)	-		24.44
2000	(4)	37.96	(0.15)	7.55	-	(2.03)	-		43.33
Class B
2005		$24.02	$(0.20)	$2.96	$(0.02)	$-	$(0.01)		$26.75
2004		22.10	(0.21)	2.13	-	-	-	(9)	24.02
2003		18.64	(0.18)	3.64	-	-	-		22.10
2002		23.94	(0.18)	(5.09)	(0.03)	-	-		18.64
2001	(3)	42.80	(0.22)	(13.76)	-	(4.88)	-		23.94
2000	(4)	37.78	(0.47)	7.52	-	(2.03)	-		42.80
Class C
2005		$24.51	$(0.20)	$3.00	$(0.01)	$-	$(0.01)		$27.29
2004		22.55	(0.21)	2.17	-	-	-	(9)	24.51
2003		19.03	(0.18)	3.72	(0.02)	-	-		22.55
2002		24.44	(0.18)	(5.19)	(0.04)	-	-		19.03
2001	(5)	23.75	-	0.69	-	-	-		24.44
Class R (6)
2005		$24.98	$(0.16)	$3.17	$(0.05)	$-	$-	(9)	$27.94
2004		22.85	(0.02)	2.16	(0.01)	-	-	(9)	24.98
2003		19.17	-	3.73	(0.05)	-	-		22.85
2002		24.45	-	(5.23)	(0.05)	-	-		19.17
2001	(7)	35.53	(0.01)	(11.07)	-	-	-		24.45
Class Y
2005		$25.63	$0.07	$3.15	$(0.04)	$-	$(0.02)		$28.79
2004		23.38	0.03	2.25	(0.02)	-	(0.01)		25.63
2003		19.59	0.07	3.80	(0.08)	-	-		23.38
2002		24.93	0.06	(5.33)	(0.07)	-	-		19.59
2001	(3)	44.00	0.06	(14.25)	-	(4.88)	-		24.93
2000	(4)	38.42	(0.04)	7.65	-	(2.03)	-		44.00
Large Cap Select (2)
Class A
2005		$12.52	$0.06	$2.15	$(0.06)	$(0.20)	$-		$14.47
2004		11.45	0.04	1.19	(0.05)	(0.11)	-		12.52
2003	(8)	10.00	0.03	1.46	(0.04)	-	-		11.45
Class B
2005		$12.41	$(0.05)	$2.15	$(0.01)	$(0.20)	$-		$14.30
2004		11.41	(0.06)	1.18	(0.01)	(0.11)	-		12.41
2003	(8)	10.00	(0.03)	1.45	(0.01)	-	-		11.41
Class C
2005		$12.43	$(0.05)	$2.14	$(0.01)	$(0.20)	$-		$14.31
2004		11.42	(0.06)	1.19	(0.01)	(0.11)	-		12.43
2003		10.00	(0.02)	1.45	(0.01)	-	-		11.42
Class R (6)
2005		$12.49	$0.02	$2.15	$(0.03)	$(0.20)	$-		$14.43
2004		11.44	0.02	1.18	(0.04)	(0.11)	-		12.49
2003	(8)	10.00	0.03	1.44	(0.03)	-	-		11.44
Class Y
2005		$12.53	$0.09	$2.16	$(0.09)	$(0.20)	$-		$14.49
2004		11.45	0.07	1.19	(0.07)	(0.11)	-		12.53
2003	(8)	10.00	0.05	1.45	(0.05)	-	-		11.45

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

90

		Total Return (10)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Large Cap Growth Opportunities (1) (2)
Class A
2005		12.30%	$107,079	1.17%	(0.03)%	1.20%	(0.06)%	103%
2004		9.52	112,379	1.15	(0.13)	1.19	(0.17)	113
2003		19.50	93,331	1.15	(0.02)	1.19	(0.06)	83
2002		(21.46)	24,647	1.15	(0.02)	1.22	(0.09)	43
2001	(3)	(35.83)	34,330	1.20	(0.04)	1.24	(0.08)	40
2000	(4)	19.92	51,232	1.20	(0.35)	1.21	(0.36)	60
Class B
2005		11.47%	$20,239	1.92%	(0.77)%	1.95%	(0.80)%	103%
2004		8.69	25,633	1.90	(0.87)	1.94	(0.91)	113
2003		18.58	37,853	1.90	(0.84)	1.94	(0.88)	83
2002		(22.06)	2,928	1.90	(0.75)	1.97	(0.82)	43
2001	(3)	(36.28)	2,954	1.93	(0.79)	1.97	(0.83)	40
2000	(4)	19.06	1,483	1.95	(1.10)	1.96	(1.11)	60
Class C
2005		11.44%	$11,147	1.92%	(0.78)%	1.95%	(0.81)%	103%
2004		8.69	12,811	1.90	(0.87)	1.94	(0.91)	113
2003		18.60	15,365	1.90	(0.81)	1.94	(0.85)	83
2002		(22.03)	476	1.90	(0.73)	1.97	(0.80)	43
2001	(5)	2.95	-	-	-	-	-	40
Class R (6)
2005		12.04%	$290	1.42%	(0.57)%	1.60%	(0.75)%	103%
2004		9.38	1	1.15	(0.08)	1.19	(0.12)	113
2003		19.51	15,890	1.15	(0.01)	1.19	(0.05)	83
2002		(21.45)	2,376	1.15	-	1.22	(0.07)	43
2001	(7)	(31.16)	2,802	1.18	(0.03)	1.22	(0.07)	40
Class Y
2005		12.58%	$849,382	0.92%	0.26%	0.95%	0.23%	103%
2004		9.76	1,188,261	0.90	0.13	0.94	0.09	113
2003		19.78	1,072,174	0.90	0.31	0.94	0.27	83
2002		(21.23)	255,311	0.90	0.24	0.97	0.17	43
2001	(3)	(35.70)	316,213	0.94	0.20	0.98	0.16	40
2000	(4)	20.24	339,166	0.95	(0.10)	0.96	(0.11)	60
Large Cap Select (2)
Class A
2005		17.83%	$5,299	1.17%	0.41%	1.22%	0.36%	176%
2004		10.82	714	1.15	0.30	1.21	0.24	67
2003	(8)	14.91	215	1.15	0.42	1.24	0.33	65
Class B
2005		17.02%	$567	1.92%	(0.36)%	1.97%	(0.41)%	176%
2004		9.89	270	1.90	(0.44)	1.96	(0.50)	67
2003	(8)	14.18	113	1.90	(0.35)	1.99	(0.44)	65
Class C
2005		16.91%	$182	1.92%	(0.35)%	1.97%	(0.40)%	176%
2004		9.98	59	1.90	(0.45)	1.96	(0.51)	67
2003		14.27	26	1.90	(0.32)	1.99	(0.41)	65
Class R (6)
2005		17.54%	$2	1.42%	0.14%	1.62%	(0.06)%	176%
2004		10.60	1	1.32	0.18	1.38	0.12	67
2003	(8)	14.76	1	1.15	0.39	1.24	0.30	65
Class Y
2005		18.14%	$329,656	0.92%	0.67%	0.97%	0.62%	176%
2004		11.10	291,807	0.90	0.57	0.96	0.51	67
2003	(8)	15.02	126,391	0.90	0.71	0.99	0.62	65

  (1)  The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap Core Equity Fund.
The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition,
(i) Class A shares of the Firstar Large Cap Core Fund were exchanged for Class A shares of the First American Large Cap Growth Opportunities Fund, (ii) Firstar Class B
shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and (iv) Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal period ended October 31.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (7)  Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (8)  Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

  (9)  Includes a tax return of capital of less than $0.01.

  (10)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

FIRST AMERICAN FUNDS Annual Report 2005

91

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (4)
Large Cap Value Fund (1)
Class A
2005		$17.21	$0.17	$2.85	$(0.17)	$-	$20.06	17.62%
2004		14.97	0.15	2.24	(0.15)	-	17.21	16.01
2003		12.77	0.18	2.20	(0.18)	-	14.97	18.71
2002		15.98	0.14	(3.21)	(0.14)	-	12.77	(19.37)
2001		20.59	0.16	(2.67)	(0.16)	(1.94)	15.98	(13.72)
Class B
2005		$16.87	$0.03	$2.78	$(0.06)	$-	$19.62	16.70%
2004		14.70	0.03	2.20	(0.06)	-	16.87	15.19
2003		12.55	0.08	2.15	(0.08)	-	14.70	17.83
2002		15.71	0.02	(3.15)	(0.03)	-	12.55	(19.96)
2001		20.30	0.02	(2.63)	(0.04)	(1.94)	15.71	(14.42)
Class C
2005		$17.07	$0.03	$2.81	$(0.06)	$-	$19.85	16.75%
2004		14.87	0.03	2.23	(0.06)	-	17.07	15.21
2003		12.70	0.08	2.17	(0.08)	-	14.87	17.76
2002		15.90	0.02	(3.19)	(0.03)	-	12.70	(19.97)
2001		20.51	0.02	(2.65)	(0.04)	(1.94)	15.90	(14.36)
Class R (2)
2005		$17.22	$0.12	$2.85	$(0.13)	$-	$20.06	17.34%
2004		14.96	0.17	2.23	(0.14)	-	17.22	16.05
2003		12.77	0.18	2.19	(0.18)	-	14.96	18.63
2002		15.97	0.13	(3.18)	(0.15)	-	12.77	(19.36)
2001	(3)	15.32	-	0.65	-	-	15.97	4.24
Class Y
2005		$17.26	$0.22	$2.86	$(0.22)	$-	$20.12	17.92%
2004		15.01	0.20	2.24	(0.19)	-	17.26	16.31
2003		12.80	0.22	2.20	(0.21)	-	15.01	19.04
2002		16.02	0.18	(3.22)	(0.18)	-	12.80	(19.22)
2001		20.64	0.21	(2.68)	(0.21)	(1.94)	16.02	(13.53)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

92

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Large Cap Value Fund (1)
Class A
2005		$121,809	1.17%	0.90%	1.20%	0.87%	61%
2004		113,683	1.15	0.91	1.19	0.87	104
2003		88,024	1.15	1.30	1.20	1.25	94
2002		85,182	1.15	0.86	1.20	0.81	82
2001		94,064	1.05	0.88	1.15	0.78	64
Class B
2005		$14,876	1.92%	0.15%	1.95%	0.12%	61%
2004		21,829	1.90	0.19	1.94	0.15	104
2003		30,987	1.90	0.56	1.95	0.51	94
2002		33,720	1.90	0.11	1.95	0.06	82
2001		38,108	1.80	0.13	1.90	0.03	64
Class C
2005		$5,710	1.92%	0.15%	1.95%	0.12%	61%
2004		6,344	1.90	0.18	1.94	0.14	104
2003		6,844	1.90	0.56	1.95	0.51	94
2002		7,524	1.90	0.11	1.95	0.06	82
2001		10,141	1.80	0.12	1.90	0.02	64
Class R (2)
2005		$7	1.42%	0.61%	1.60%	0.43%	61%
2004		1	1.15	1.00	1.19	0.96	104
2003		23,845	1.15	1.30	1.20	1.25	94
2002		24,129	1.15	0.90	1.20	0.85	82
2001	(3)	-	-	-	-	-	64
Class Y
2005		$764,679	0.92%	1.17%	0.95%	1.14%	61%
2004		1,021,197	0.90	1.17	0.94	1.13	104
2003		874,267	0.90	1.55	0.95	1.50	94
2002		825,179	0.90	1.11	0.95	1.06	82
2001		970,190	0.80	1.13	0.90	1.03	64

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

FIRST AMERICAN FUNDS Annual Report 2005

93

Schedule of Investments September 30, 2005

Balanced Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 62.3%
Consumer Discretionary – 6.8%
Chico's FAS* (a)	67,570	$2,487
Coach*	73,550	2,307
Gray Television	4,540	48
Harrah's Entertainment	42,820	2,791
J.C. Penney	73,290	3,475
Kerzner International* (a)	1,930	107
La Quinta (REIT)* (a)	39,700	345
Marvel Entertainment* (a)	16,685	298
Men's Wearhouse* (a)	8,445	226
Nautilus Group (a)	4,970	110
Omnicom Group (a)	45,740	3,825
P.F. Chang's China Bistro* (a)	2,890	130
RARE Hospitality International*	6,040	155
Ruby Tuesday (a)	12,330	268
Ruth's Chris Steak House*	670	12
Scientific Games, Class A* (a)	15,580	483
Sherwin Williams (a)	67,534	2,976
Sports Authority* (a)	7,940	234
Station Casinos (a)	40,750	2,704
Thomas Nelson	8,250	155
Time Warner	211,647	3,833
Too*	13,120	360
WCI Communities* (a)	6,840	194
		27,523
Consumer Staples – 2.6%
PepsiCo	75,327	4,272
Procter & Gamble (a)	105,794	6,291
		10,563
Energy – 6.8%
Amerada Hess (a)	35,440	4,873
Apache	76,728	5,772
Bill Barrett* (a)	3,870	143
Cal Dive International* (a)	1,110	70
Compton Petroleum* (a)	14,630	198
ConocoPhillips	74,960	5,240
ENSCO International (a)	8,050	375
Exxon Mobil	37,745	2,398
Halliburton (a)	35,088	2,404
Hydril* (a)	1,060	73
National-Oilwell* (a)	72,857	4,794
St. Mary Land & Exploration (a)	2,110	77
Tesoro Petroleum	3,910	263
Ultra Petroleum* (a)	4,586	261
Western Gas Resources	3,360	172
W-H Energy Services* (a)	11,770	382
		27,495
Financials – 12.9%
ACE	103,450	4,869
Advanta, Class B	6,075	172
Affiliated Managers Group* (a)	4,110	298
Alexandria Real Estate Equities (REIT)	2,830	234
Allstate (a)	62,550	3,458
American International Group	91,990	5,700
AmerUS Group, Class A (a)	5,180	297
Bank of America (a)	199,810	8,412
Capital One Financial (a)	34,460	2,740

Balanced Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
CoBiz (a)	3,260	$61
Columbia Banking System	4,929	129
Cullen/Frost Bankers	7,230	357
East West Bancorp	7,040	240
First Financial Bankshares	2,516	88
First Niagara Financial Group	9,110	132
First Potomac Realty Trust (REIT)	4,750	122
First Republic Bank (a)	11,620	409
GATX (a)	10,470	414
Goldman Sachs Group	70,062	8,518
Kite Realty Group Trust	10,520	157
Lasalle Hotel Properties (REIT)	3,500	121
Lehman Brothers Holdings (a)	49,810	5,802
Maguire Properties	13,950	419
SL Green Realty	7,140	487
SVB Financial Group* (a)	6,280	305
Wells Fargo	139,470	8,169
		52,110
Health Care – 8.0%
Alkermes* (a)	2,110	35
American Healthways* (a)	5,440	231
Amgen* (a)	78,420	6,248
Caliper Life Sciences* (a)	20,090	141
Curis*	18,958	87
ImmunoGen* (a)	12,230	90
Johnson & Johnson	132,350	8,375
Medicis Pharmaceutical, Class A	3,600	117
Neurocrine Biosciences* (a)	4,480	220
Pediatrix Medical Group* (a)	5,510	423
Protein Design Labs*	8,150	228
Respironics*	2,990	126
Senomyx*	6,220	106
Sierra Health Services* (a)	9,260	638
SonoSite* (a)	5,720	170
SurModics* (a)	8,090	313
Sybron Dental Specialties* (a)	4,690	195
Symmetry Medical*	9,670	229
Teva Pharmaceutical Industries, ADR (a)	62,259	2,081
United Surgical Partners*	6,490	254
UnitedHealth Group (a)	73,016	4,104
Wyeth	163,491	7,565
		31,976
Industrials – 7.0%
AirTran Holdings* (a)	11,130	141
Chicago Bridge & Iron	15,040	468
CLARCOR	3,950	113
Eaton	30,581	1,943
EGL*	12,000	326
Emerson Electric	50,847	3,651
Energy Conversion Devices* (a)	1,010	45
General Electric	205,914	6,933
Illinois Tool Works	28,250	2,326
J.B. Hunt Transport Services (a)	13,010	247
Kennametal (a)	7,090	348
KVH Industries* (a)	23,890	233
Labor Ready* (a)	10,510	270
Lennox International	4,750	130
Manitowoc	2,710	136
Mercury Computer Systems* (a)	8,150	214

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

94

Balanced Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
NCI Building Systems* (a)	7,600	$310
Pentair	89,990	3,285
Power-One* (a)	45,028	249
Roper Industries	3,160	124
Terex*	5,390	266
Toro	6,150	226
United Parcel Service, Class B (a)	90,300	6,242
		28,226
Information Technology – 14.4%
A D C Telecommunications* (a)	5,600	128
Advanced Analogic Technologies*	2,030	23
Aeroflex*	13,170	123
Amphenol, Class A (a)	90,580	3,654
ATI Technologies* (a)	23,660	330
Autodesk (a)	66,620	3,094
Benchmark Electronics* (a)	5,020	151
BISYS Group* (a)	25,310	340
Carreker*	17,110	121
Digitas* (a)	22,120	251
Embarcadero Technologies*	19,341	130
EMC*	295,400	3,823
Emulex* (a)	11,830	239
Entegris* (a)	21,436	242
EPIQ Systems*	4,420	96
FormFactor*	4,810	110
Hewlett-Packard	244,740	7,146
Hyperion Solutions* (a)	6,392	311
Integrated Device Technology* (a)	31,902	343
Intel	410,633	10,122
Ituran Location and Control*	9,150	120
Logitech International* (a)	9,480	386
Micromuse*	19,009	150
Microsoft	253,720	6,528
Motorola (a)	246,105	5,436
M-Systems Flash Disk Pioneer*	3,020	90
Openwave Systems* (a)	7,970	143
Opsware*	11,960	62
Oracle*	421,073	5,217
Packeteer*	25,311	318
QUALCOMM	83,247	3,725
Silicon Image* (a)	37,450	333
Sonic Solutions* (a)	11,500	247
Stellent* (a)	38,208	327
Texas Instruments	108,766	3,687
TIBCO Software* (a)	30,700	257
TNS*	2,650	64
ValueClick* (a)	2,030	35
		57,902
Materials – 1.6%
Century Aluminum* (a)	10,530	237
Dow Chemical	136,140	5,673
Headwaters* (a)	1,600	60
Hercules*	4,710	58
Olin (a)	9,530	181
Schnitzer Steel Industries, Class A	1,860	61
Steel Dynamics	5,650	192
Texas Industries	1,110	60
		6,522

Balanced Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Telecommunication Services – 1.5%
General Communication* (a)	13,373	$132
Verizon Communications	176,892	5,783
		5,915
Utilities – 0.7%
PG&E	70,177	2,754
Total Common Stocks (Cost $219,191)		250,986
Investment Companies – 7.2%
iShares MSCI EAFE Index Fund (a)	327,100	19,005
iShares MSCI Emerging Markets Index Fund (a)	44,000	3,735
iShares MSCI EMU Index Fund	8,300	638
iShares MSCI Japan Index Fund (a)	270,000	3,291
iShares MSCI Pacific ex-Japan Index Fund	10,600	1,093
iShares S&P Europe 350 Index Fund (a)	15,800	1,273
Total Investment Companies (Cost $25,446)		29,035
U.S. Government Agency Mortgage-Backed Securities – 10.2%
Adjustable Rate (b) – 0.4%
Federal Home Loan Mortgage Corporation Pool
4.614%, 01/01/28, #786281	$426	438
Federal National Mortgage Association Pool
4.333%, 04/01/18, #070009	58	59
4.700%, 09/01/33, #725553 (a)	1,036	1,057
		1,554
Fixed Rate – 9.8%
Federal Home Loan Mortgage Corporation Pool
6.500%, 04/01/08, #E00225	17	17
7.000%, 04/01/08, #E46044	10	10
4.000%, 10/01/10, #M80855	1,017	1,003
5.500%, 03/01/13, #E00546	164	167
4.500%, 05/01/18, #P10032	489	486
6.500%, 11/01/28, #C00676	645	664
7.000%, 12/01/29, #G01091	133	139
6.500%, 07/01/31, #A17212	490	505
6.000%, 05/01/32, #C01361	144	147
Federal National Mortgage Association Pool
5.500%, 03/01/06, #424411	53	53
3.790%, 07/01/13, #386314 (a)	1,375	1,295
6.000%, 09/01/17, #653368	355	365
5.000%, 07/01/18, #555621	1,479	1,477
5.000%, 12/01/18, #725012	2,035	2,030
4.500%, 06/01/19, #045181	412	404
5.000%, 11/01/19, #725934	347	346
4.500%, 06/01/20, #828929 (a)	1,034	1,013
6.000%, 10/01/22, #254513 (a)	594	607
5.500%, 10/01/24, #255456 (a)	1,152	1,158
5.500%, 12/01/24, #357662	934	939
5.500%, 02/01/25, #255628 (a)	1,132	1,138
7.000%, 04/01/29, #323681	146	153
6.500%, 12/01/31, #254169 (a)	571	588
6.500%, 05/01/32, #640032	975	1,004
7.000%, 07/01/32, #545815 (a)	282	296
6.000%, 09/01/32, #254447 (a)	479	487
6.000%, 01/01/33, #676647	903	919
5.500%, 04/01/33, #694605 (a)	1,228	1,229
5.500%, 07/01/33, #728667	693	693
5.500%, 08/01/33, #733380 (a)	1,407	1,407

FIRST AMERICAN FUNDS Annual Report 2005

95

Schedule of Investments September 30, 2005

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
5.000%, 10/01/33, #741897 (a)	$3,345	$3,278
6.000%, 11/01/33, #772130	223	227
6.000%, 11/01/33, #772256	285	290
5.500%, 12/01/33, #756202 (a)	828	828
5.000%, 03/01/34, #725205 (a)	1,052	1,031
5.000%, 03/01/34, #725250 (a)	933	914
5.500%, 04/01/34, #725424 (a)	529	530
5.500%, 05/01/34, #357571	928	928
5.000%, 06/01/34, #782909	448	438
6.500%, 06/01/34, #735273 (a)	1,103	1,135
6.000%, 10/01/34, #781776	861	876
5.289%, 11/01/34, #735054	951	954
4.500%, 03/01/35, #819357	1,089	1,040
Federal National Mortgage Association TBA (c)
6.000%, 10/13/35	3,070	3,120
5.500%, 10/15/35	1,870	1,869
Government National Mortgage Association Pool
6.500%, 10/20/10, #002108	32	34
7.500%, 06/15/27, #447728	18	19
7.500%, 09/15/27, #455516	13	13
7.000%, 04/15/29, #506639	219	231
6.000%, 11/15/33, #00GNMA (a)	969	993
		39,487
Total U.S. Government Agency Mortgage-Backed Securities (Cost $41,453)		41,041
U.S. Government & Agency Securities – 6.2%
U.S. Agency Debentures – 0.8%
Federal Home Loan Bank
4.430%, 04/07/08, Callable 04/07/06 @ 100 (a)	2,400	2,387
Federal National Mortgage Association
6.125%, 03/15/12 (a)	280	303
5.250%, 08/01/12	720	733
		3,423
U.S. Treasuries – 5.4%
U.S. Inflation Index Bonds (TIPS)
1.625%, 01/15/15 (a) (d)	1,269	1,254
2.375%, 01/15/25 (a) (d)	1,130	1,209
U.S. Treasury Bonds
9.000%, 11/15/18 (a)	800	1,152
6.250%, 08/15/23 (a)	1,500	1,793
7.625%, 02/15/25 (a)	390	538
6.875%, 08/15/25 (a)	1,600	2,062
5.500%, 08/15/28 (a)	210	236
5.250%, 11/15/28 (a)	1,400	1,526
5.250%, 02/15/29 (a)	1,460	1,592
5.375%, 02/15/31 (a)	2,020	2,263
U.S. Treasury Notes
1.500%, 03/31/06	735	726
3.875%, 09/15/10	1,430	1,410
4.250%, 08/15/15 (a)	5,925	5,888
		21,649
Total U.S. Government & Agency Securities (Cost $24,804)		25,072
Asset-Backed Securities – 4.9%
Automobiles – 0.5%
Bank One Auto Receivable Series 2003-1, Class A3 1.820%, 09/20/07	776	771

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Ford Credit Auto Trust Series 2005-B, Class A3 4.170%, 01/15/09	$780	$777
Nissan Auto Receivables Trust Series 2005-B, Class A2 3.750%, 09/17/07	430	429
		1,977
Commercial – 2.1%
Bank of America Commercial Mortgage Series 2004-5, Class A3 4.561%, 11/10/41	710	700
Bear Stearns Asset Backed Securities Series 2004-T14, Class A4 5.200%, 01/12/41	205	209
Commercial Mortgage Series 2004-CNL, Class A1 3.791%, 09/15/14 (e)	780	780
Series 2005-LP5, Class A2 4.630%, 05/10/43	925	918
Deutsche Mortgage and Asset Receiving Series 1998-C1, Class A2 6.538%, 06/15/31	543	558
Global Signal Trust Series 2004-2A, Class A 4.232%, 12/15/14 (e)	750	730
GMAC Commercial Mortgage Series 2004-C2, Class A1 3.896%, 08/10/38	690	678
GS Mortgage Securities Series 2004-G62, Class A3 4.602%, 08/10/38	1,500	1,496
LB-UBS Series 2003-C3, Class A2 3.086%, 05/15/27	1,280	1,228
Merrill Lynch Mortgage Investors Series 1998-C1, Class A1 6.310%, 11/15/26	209	209
Nomura Asset Securities Series 1998-D6, Class A1B 6.590%, 03/15/30	750	781
		8,287
Credit Cards – 1.1%
Chase Credit Card Master Trust Series 2003-2, Class A 3.878%, 07/15/10 (b)	735	737
Citibank Credit Card Issuance Trust Series 2003-A2 2.700%, 01/15/08	400	398
Series 2003-A5, Class A5 2.500%, 04/07/08	625	620
MBNA Master Trust Series 2001-A1, Class A1 5.750%, 10/15/08	635	641
Series 2005-A1, Class A1 4.200%, 09/15/10	1,130	1,122
Providian Gateway Master Trust Series 2004-DA, Class A 3.350%, 09/15/11 (e)	975	951
		4,469

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

96

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Equipment Leases – 0.3%
Caterpillar Financial Trust Series 2005-A, Class A2 3.660%, 12/26/07	$410	$409
CNH Series 2003-B, Class A3B 2.470%, 01/15/08	970	962
		1,371
Home Equity – 0.4%
Contimortgage 7.120%, 08/15/28	10	10
Countrywide Financial Series 2003-BC1, Class A1 4.230%, 03/25/33 (b)	108	110
First Franklin Mortgage Series 2004-FFB, Class A3 4.264%, 06/25/24	240	238
New Century Home Equity Loan Trust Series 2004-4, Class A4 4.110%, 02/25/35 (b)	950	951
Saxon Asset Securities Trust Series 2004-1, Class A 4.100%, 03/25/35 (b)	92	93
		1,402
Other – 0.5%
GRP/AG Real Estate Asset Trust Series 2004-1, Class A 3.960%, 03/25/09 (e) (f)	84	83
Series 2005-1, Class A 4.850%, 01/25/35 (e) (f)	310	308
William Street Funding Series 2004-4, Class A 1.930%, 09/23/10 (e)	1,200	1,201
Series 2005-1, Class A (e) 3.041%, 01/23/11	465	464
		2,056
Total Asset-Backed Securities (Cost $19,775)		19,562
CMO – Private Mortgage-Backed Securities – 3.8%
Adjustable Rate (b) – 1.6%
Adjustable Rate Mortgage Trust Series 2005-10, Class 1A21 4.765%, 01/25/36	825	820
IMPAC CMB Trust Series 2003-12, Class A1 4.210%, 12/25/33	530	532
MLCC Mortgage Investors Series 2003-H, Class A3A 4.949%, 01/25/29	279	284
Series 2004-B, Class A3 4.854%, 05/25/29	519	531
Morgan Stanley Loan Trust Series 2004-9, Class 1A 6.282%, 11/25/34	636	644
Sequoia Mortgage Trust Series 2004-5, Class A1 4.688%, 06/20/34	612	626
Series 2004-7, Class A2 4.840%, 08/20/34	489	495

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Structured Adjustable Rate Mortgage Loan Trust Series 2044-11, Class A 5.321%, 08/25/34	$294	$300
Thornburg Mortgage Trust Series 2005-2, Class A 1 3.861%, 07/25/45	775	774
Wells Fargo Mortgage Backed Securities Series 2003-D, Class A1 4.836%, 02/25/33	523	524
Series 2004-N, Class A3 4.111%, 08/25/34	1,080	1,069
		6,599
Fixed Rate – 2.2%
Bank of America Mortgage Backed Securities Series 2003-6, Class 1 A30 4.750%, 08/25/33	585	576
Series 2004-G, Class 2A3 4.232%, 08/25/34	810	802
Citicorp Mortgage Securities Series 2005-4, Class 1A6 5.500%, 07/25/35	845	840
Countrywide Alternative Loan Trust Series 2004-2CB, Class 1A1 4.250%, 03/25/34	614	608
Series 2004-24CB, Class 1A1 6.000%, 11/25/34	542	546
GMAC Commercial Mortgage Series 2004-J5, Class A7 6.500%, 01/25/35	655	669
GSR Mortgage Loan Trust Series 2004-10F, Class 3A1 5.500%, 08/25/19	544	550
Master Alternative Loans Trust Series 2005-2, Class 1 1A3 6.500%, 03/25/35	536	548
Master Asset Securitization Trust Series 2003-6, Class 1A3 5.000%, 07/25/18	865	855
Residential Asset Mortgage Products Series 2004-SL4, Class A3 6.500%, 07/25/32	424	433
Residential Asset Security Trust Series 2002-A12, Class 1A1 5.200%, 11/25/32	118	117
Washington Mutual Series 2003-S10, Class A2 5.000%, 10/25/18	1,080	1,071
Wells Fargo Mortgage Backed Securities Series 2003-14, Class A1 4.750%, 12/25/18	700	689
Series 2004-EE, Class B1 3.989%, 01/25/35	610	587
Westam Mortgage Financial Series 11, Class A 6.360%, 08/26/20	2	2
		8,893
Total CMO – Private Mortgage-Backed Securities (Cost $15,676)		15,492

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97

Schedule of Investments September 30, 2005

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Corporate Bonds – 3.7%
Banking – 0.1%
Chuo Mitsui Trust & Banking Callable 4/15/15 @ 100 5.506%, 12/31/49 (e) (f)	$365	$347
JP Morgan Chase XVII 5.850%, 08/01/35	295	287
		634
Basic Industry – 0.4%
Allegheny Technologies 8.375%, 12/15/11	275	296
Celulosa Arauco Y Constitucion 5.625%, 04/20/15 (e)	230	228
Falconbridge 7.350%, 06/05/12	320	353
PolyOne 10.625%, 05/15/10	300	310
Southern Peru Copper 7.500%, 07/27/35 (e)	390	380
		1,567
Brokerage – 0.2%
Lazard 7.125%, 05/15/15 (e)	245	242
Merrill Lynch, Series B 5.360%, 02/01/07	420	424
		666
Capital Goods – 0.2%
Hutchison Whampoa International 7.450%, 11/24/33 (a) (e)	260	300
Owens-Illinois 8.100%, 05/15/07 (a)	325	334
		634
Communications – 0.5%
America Movil SA De CV 6.375%, 03/01/35	235	228
British Telecommunications PLC 8.875%, 12/15/30	170	231
Clear Channel Communications 5.500%, 09/15/14 (a)	435	419
Dex Media West 9.875%, 08/15/13	221	244
News American 7.700%, 10/30/25	600	696
Time Warner 8.375%, 07/15/33	270	338
		2,156
Consumer Cyclical – 0.5%
Centex 5.450%, 08/15/12	445	442
DaimlerChrysler 4.875%, 06/15/10 (a)	230	226
6.500%, 11/15/13 (a)	240	254
Duty Free International 7.000%, 10/01/05 (g) (h) (i)	605	24
Ford Motor Credit 7.000%, 10/01/13 (a)	195	180
Harrah's 5.625%, 06/01/15 (e)	350	345
5.750%, 10/01/17 (e)	210	206

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
MGM Mirage 6.625%, 07/15/15 (e)	$290	$287
		1,964
Consumer Non-Cyclical – 0.3%
Albertson's 7.500%, 02/15/11	300	296
Kraft Foods 4.625%, 11/01/06	670	670
RJ Reynolds Tobacco Holdings 6.500%, 07/15/10 (e)	460	459
		1,425
Electric – 0.2%
Exelon 4.900%, 06/15/15	540	509
TXU Energy 7.000%, 03/15/13 (a)	260	282
		791
Energy – 0.6%
Bluewater Financial Callable 02/15/07 @ 105.125 10.250%, 02/15/12	300	327
Gazprom International 7.201%, 02/01/20 (e)	350	382
Kerr McGee 6.950%, 07/01/24	435	450
Nexen 5.875%, 03/10/35	270	265
Petrobras International Finance 7.750%, 09/15/14	310	336
Petro-Canada 5.350%, 07/15/33	190	174
Tengizcheveroil 6.124%, 11/15/14 (e)	370	376
		2,310
Finance Companies – 0.1%
American General Finance 5.875%, 07/14/06	400	404
Sovereigns – 0.4%
Republic of Turkey 9.000%, 06/30/11	340	391
7.375%, 02/05/25	275	275
United Mexican States 5.875%, 01/15/14 (a)	830	859
		1,525
Technology – 0.2%
Chartered Semiconductor 6.375%, 08/03/15 (a)	250	244
Ciena 3.750%, 02/01/08	120	110
Corning Zero Coupon Bond 2.000%, 11/08/15 (j)	260	211
LG Electronics 5.000%, 06/17/10 (e)	340	333
		898
Total Corporate Bonds (Cost $15,611)		14,974

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

98

Balanced Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
CMO – U.S. Government Agency Mortgage-Backed Securities – 1.1%
Fixed Rate – 1.1%
Federal Home Loan Mortgage Association Series 85, Class C 8.600%, 01/15/21	$113	$113
Series 1136, Class H 6.000%, 09/15/21	98	97
Series 2763, Class TA
4.000%, 03/15/11	760	743
Series T-060, Class 1A4B 5.343%, 03/25/44	765	767
Federal National Mortgage Association Series 1989-2, Class D 8.800%, 01/25/19	7	8
Series 1989-37, Class G 8.000%, 07/25/19	118	124
Series 1990-30, Class E 6.500%, 03/25/20	49	50
Series 1990-63, Class H 9.500%, 06/25/20	24	26
Series 1990-89, Class K 6.500%, 07/25/20	6	6
Series 1990-105, Class J 6.500%, 09/25/20	82	84
Series 1996-21, Class PK 6.000%, 02/25/11	333	336
Series 2005-44, Class PC 5.000%, 11/25/27	1,139	1,137
Series 2005-47, Class HK 4.500%, 06/25/20	985	939
Government National Mortgage Association Series 3, Class F 6.500%, 06/17/20	10	10
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $4,529)		4,440
Short-Term Investments – 1.4%
Affiliated Money Market Fund – 1.4%
First American Prime Obligations Fund, Class Z (l)	5,848,662	5,849
U.S. Treasury Obligation – 0.0%
U.S. Treasury Bill 3.374%, 11/10/05 (k)	75	75
Total Short-Term Investments (Cost $5,924)		5,924
Investments Purchased with Proceeds from Securities Lending (m) – 37.5%
	(Cost $151,188)	151,188
Total Investments – 138.3% (Cost $523,597)		557,714
Other Assets and Liabilities, Net – (38.3)%		(154,583)
Total Net Assets – 100.0%		$403,131

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $148,273,158 at September 30, 2005. See note 2 in Notes to financial Statements.

(b)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

Balanced Fund (concluded)

(c)  Security purchased on a when-issued basis (TBA). On September 30, the total cost of investments purchased on a when-issued basis was $4,997,487 or 1.2% of net assets. See note 2 in Notes to Financial Statements.

(d)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(e)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $8,400,556 or 2.1% of total net assets.

(f)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed is the rate in effect as of September 30, 2005.

(g)  Security considered illiquid or restricted. As of September 30,2005 the value of these investments was $24,215 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(h)  Security is in default at September 30, 2005.

(i)  Security is fair valued. As of September 30, 2005, the fair value of this investment was $24,215 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(j)  The rate shown is the effective yield at time of purchase.

(k)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at September 20, 2005.

(l)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(m)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

ADR – American Depository Receipt

CMO – Collateralized Mortgage Obligation

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (Depreciation) (000)
Euro Dollar 90 Day Futures	(16)	$15,272	March 06	$21
U.S. Treasury 2 year Futures	20	4,118	December 05	(31)
U.S. Treasury 5 year Futures	(14)	(1,496)	December 05	23
U.S. Treasury 10 year Futures	(19)	(2,089)	December 05	44
U.S. Treasury Long Bond Futures	8	915	December 05	(11)
				$46

Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized (Depreciation) (000)
Citigroup	Dow Jones CDX IG Hvol5 Index	Buy	0.85%	12/20/10	1,000	$(2)

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99

Schedule of Investments September 30, 2005

Equity Income Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 97.9%
Consumer Discretionary – 7.8%
Gannett (a)	205,550	$14,148
Harrah's Entertainment	312,980	20,403
Home Depot (a)	408,600	15,584
McDonald's (a)	606,620	20,316
Starwood Hotels & Resorts Worldwide (a)	453,270	25,913
Time Warner	790,860	14,322
		110,686
Consumer Staples – 6.6%
Altria Group	378,170	27,875
Colgate-Palmolive (a)	404,780	21,368
General Mills (a)	301,920	14,553
PepsiCo	267,690	15,181
Procter & Gamble (a)	256,950	15,278
		94,255
Energy – 14.4%
Apache (a)	239,880	18,044
Baker Hughes (a)	206,540	12,326
BP, ADR	409,286	28,998
ChevronTexaco (a)	359,480	23,269
ConocoPhillips	458,700	32,068
Exxon Mobil	887,562	56,396
Halliburton	204,840	14,036
Royal Dutch Petroleum, ADR	142,030	9,323
Schlumberger (a)	112,970	9,532
		203,992
Financials – 19.7%
Alliance Capital Management Holding	382,280	18,292
AMB Property (REIT)	206,440	9,269
American International Group	267,910	16,600
Apartment Investment & Management (REIT) (a)	330,640	12,822
Bank of America (a)	779,478	32,816
Citigroup (a)	871,691	39,679
Duke Realty (REIT) (a)	177,922	6,028
Fannie Mae	33,260	1,491
Goldman Sachs Group (a)	144,370	17,552
J.P. Morgan Chase	717,950	24,360
Merrill Lynch (a)	248,310	15,234
Morgan Stanley	206,490	11,138
Northern Trust (a)	157,905	7,982
Partners Trust Financial Group	400,240	4,611
State Street	428,580	20,966
Wachovia	555,785	26,450
Wells Fargo	254,210	14,889
		280,179
Health Care – 11.9%
Abbott Laboratories	521,660	22,118
Baxter International	476,640	19,004
HCA	210,090	10,068
Johnson & Johnson	446,090	28,229
McKesson HBOC	164,800	7,820
Medtronic	151,790	8,139
Pfizer	1,070,232	26,724
Teva Pharmaceutical Industries, ADR (a)	271,310	9,067
Wyeth	831,540	38,475
		169,644

Equity Income Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Industrials – 11.0%
3M (a)	254,910	$18,700
Avery Dennison (a)	151,834	7,955
Emerson Electric	234,580	16,843
General Dynamics	162,250	19,397
General Electric	1,147,640	38,641
Honeywell International	517,250	19,397
Ingersoll-Rand, Class A (a)	437,340	16,720
United Parcel Service, Class B (a)	267,260	18,476
		156,129
Information Technology – 11.2%
Hewlett-Packard	883,420	25,796
Intel	1,071,450	26,411
Microsoft	1,819,160	46,807
Motorola (a)	1,189,810	26,283
QUALCOMM (a)	333,350	14,917
SAP, ADR	179,650	7,784
Texas Instruments (a)	331,860	11,250
		159,248
Materials – 7.0%
Bemis (a)	550,280	13,592
Dow Chemical	208,450	8,686
E.I. DuPont de Nemours (a)	302,060	11,832
Ecolab	223,770	7,145
Engelhard	647,650	18,076
Praxair (a)	581,420	27,867
Weyerhaeuser	176,639	12,144
		99,342
Telecommunication Services – 4.3%
ALLTEL (a)	282,480	18,392
BellSouth (a)	506,710	13,326
SBC Communications (a)	642,190	15,393
Verizon Communications	442,540	14,467
		61,578
Utilities – 4.0%
Alliant Energy (a)	593,830	17,298
Cinergy	409,590	18,190
ITC Holdings	23,490	681
Xcel Energy (a)	1,049,960	20,590
		56,759
Total Common Stocks (Cost $1,083,729)		1,391,812
Convertible Corporate Bond – 0.3%
Medarex Callable 05/20/09 @ 100.64 2.250%, 05/15/11 (a) (Cost $3,371)	$3,934	3,613
Convertible Preferred Stock – 0.6%
Freeport-McMoran Copper & Gold 5.500%, 12/31/49 (Cost $7,248)	7,483	8,265

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

100

Equity Income Fund (concluded)

DESCRIPTION	SHARES	VALUE (000)
Affiliated Money Market Fund – 1.6%
First American Prime Obligations Fund, Class Z (b) (Cost $22,835)	22,835,262	$22,835
Investments Purchased with Proceeds from Securities Lending (c) – 22.7%
	(Cost $323,274)	323,274
Total Investments – 123.1% (Cost $1,440,457)		1,749,799
Other Assets and Liabilities, Net – (23.1)%		(328,256)
Total Net Assets – 100.0%		$1,421,543

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $316,720,783 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(c)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

ADR – American Depository Receipt

REIT – Real Estate Investment Trust

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101

Statements of Assets and Liabilities September 30, 2005, in thousands, except per share data

	Balanced Fund	Equity Income Fund
ASSETS:
Investments in unaffiliated securities, at value† (cost $366,560 and $1,094,348, respectively) (note 2)	$400,677	$1,403,690
Investments in affiliated money market fund, at value (cost $5,849 and $22,835, respectively) (note 2 )	5,849	22,835
Investments purchased with proceeds from security lending (cost $151,188 and $323,274, respectively) (note 2)	151,188	323,274
Cash*	5,577	3,062
Receivable for dividends and interest	983	1,335
Receivable for investment securities sold	7,053	-
Receivable for variation margin	5	-
Receivable for capital shares sold	184	589
Receivable for swap contracts	5	-
Prepaid expenses and other assets	28	27
Total assets	571,549	1,754,812
LIABILITIES:
Payable for investment securities purchased	6,820	-
Payable for security purchased on when-issued basis	4,997	-
Payable upon return of securities loaned (note 2)	152,620	326,336
Payable for capital shares redeemed	3,644	5,714
Payable to affiliates (note 3)	272	1,104
Payable for distribution and shareholder servicing fees	45	68
Accrued expenses and other liabilities	20	47
Total liabilities	168,418	333,269
Net assets	$403,131	$1,421,543
COMPOSITION OF NET ASSETS:
Portfolio capital	$369,617	$1,104,576
Undistributed (distributions in excess of) net investment income	270	(1)
Accumulated net realized gain (loss) on investments and options written	(917)	7,626
Net unrealized appreciation of investments	34,117	309,342
Net unrealized appreciation of futures contracts	46	-
Net unrealized depreciation of swap agreements	(2)	-
Net assets	$403,131	$1,421,543
* Includes cash collateral received related to securities loaned (note 2)	$1,432	$3,062
† Including securities loaned, at value	$148,273	$316,721
Class A:
Net assets	$114,388	$176,878
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	10,009	12,737
Net asset value and redemption price per share	$11.43	$13.89
Maximum offering price per share (1)	$12.10	$14.70
Class B:
Net assets	$20,657	$21,639
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	1,821	1,570
Net asset value, offering price, and redemption price per share (2)	$11.34	$13.79
Class C:
Net assets	$5,528	$16,128
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	486	1,168
Net asset value, offering price and redemption price per share (2)	$11.38	$13.81
Class R:
Net assets	$1	$415
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	30
Net asset value, offering price, and redemption price per share	$11.45	$13.88
Class Y:
Net assets	$262,557	$1,206,483
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	22,912	86,324
Net asset value, offering price, and redemption price per share	$11.46	$13.98

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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102

Statements of Operations For the fiscal year end September 30, 2005, in thousands

	Balanced Fund	Equity Income Fund
INVESTMENT INCOME:
Interest from unaffliliated securities	$6,017	$222
Dividends from affliliated money market fund	167	294
Dividends from unaffiliated securities	3,863	42,040
Less: Foreign taxes withheld	(12)	(76)
Securities lending income	141	294
Total investment income	10,176	42,774
EXPENSES (note 3):
Investment advisory fees	2,747	10,284
Administration fees	886	3,246
Transfer agent fees	266	979
Professional fees	43	99
Registration fees	43	43
Custodian fees	37	140
Postage & printing fees	23	82
Other expenses	13	35
Directors' fees	10	37
Distribution and shareholder servicing fees – Class A	297	462
Distribution and shareholder servicing fees – Class B	246	231
Distribution and shareholder servicing fees – Class C	59	181
Distribution and shareholder servicing fees – Class R (1)	-	1
Total expenses	4,670	15,820
Less: Fee waivers (note 3)	(637)	(516)
Total net expenses	4,033	15,304
Investment income – net	6,143	27,470
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP AGREEMENTS – NET (note 5):
Net realized gain on investments	44,140	43,644
Net realized gain on in-kind distribution (note 11)	-	45,141
Net realized loss on futures contracts	(21)	-
Net realized gain on swap agreements	47	-
Net realized gain on written options	132	-
Net change in unrealized appreciation or depreciation of investments	7,744	50,906
Net change in unrealized appreciation or depreciation of futures contracts	158	-
Net change in unrealized appreciation or depreciation of swap agreements	(2)	-
Net gain on investments, futures contracts, written options, and swap agreements	52,198	139,691
Net increase in net assets resulting from operations	$58,341	$167,161

  (1)  Due to the presentation of the Financial Statements in thousands, the numbers round to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

103

Statements of Changes in Net Assets in thousands

	Balanced Fund		Equity Income Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$6,143	$7,045	$27,470	$26,113
Net realized gain on investments	44,187	26,114	43,644	22,327
Net realized gain on in-kind distribution	-	-	45,141	-
Net realized gain (loss) on futures contracts	(21)	923	-	-
Net realized gain on written options	132	214	-	-
Net change in unrealized appreciation or depreciation of investments	7,744	8,139	50,906	134,451
Net change in unrealized appreciation or depreciation of futures contracts	158	202	-	-
Net change in unrealized appreciation or depreciation of swap agreements	(2)	-	-	-
Net change in unrealized appreciation or depreciation of written options	-	28	-	-
Net increase in net assets resulting from operations	58,341	42,665	167,161	182,891
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1,628)	(1,535)	(3,048)	(2,721)
Class B	(148)	(228)	(222)	(224)
Class C	(37)	(47)	(176)	(183)
Class R	-	(237)	(2)	(196)
Class Y	(4,412)	(5,588)	(25,969)	(25,834)
Net realized gain on investments:
Class A	-	-	(160)	-
Class B	-	-	(21)	-
Class C	-	-	(17)	-
Class Y	-	-	(1,245)	-
Total distributions	(6,225)	(7,635)	(30,860)	(29,158)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	13,247	33,852	21,141	53,380
Reinvestment of distributions	1,585	1,487	2,988	2,528
Payments for redemptions	(34,236)	(20,593)	(47,176)	(31,031)
Increase (decrease) in net assets from Class A transactions	(19,404)	14,746	(23,047)	24,877
Class B:
Proceeds from sales	1,081	1,605	1,913	4,986
Reinvestment of distributions	142	219	229	209
Payments for redemptions	(11,765)	(8,962)	(6,332)	(5,788)
Decrease in net assets from Class B transactions	(10,542)	(7,138)	(4,190)	(593)
Class C:
Proceeds from sales	860	858	1,226	2,790
Reinvestment of distributions	36	47	192	183
Payments for redemptions	(1,977)	(2,596)	(6,129)	(5,027)
Decrease in net assets from Class C transactions	(1,081)	(1,691)	(4,711)	(2,054)
Class R:
Proceeds from sales	-	3,496	422	2,328
Reinvestment of distributions	-	237	2	191
Payments for redemptions	-	(29,325)	(25)	(21,497)
Increase (decrease) in net assets from Class R transactions	-	(25,592)	399	(18,978)
Class Y:
Proceeds from sales	38,526	61,896	172,670	300,945
Reinvestment of distributions	4,180	5,332	9,228	9,109
Payments for redemptions	(96,953)	(171,415)	(497,089)	(316,521)
Decrease in net assets from Class Y transactions	(54,247)	(104,187)	(315,191)	(6,467)
Decrease in net assets from capital share transactions	(85,274)	(123,862)	(346,740)	(3,215)
Total increase (decrease) in net assets	(33,158)	(88,832)	(210,439)	150,518
Net assets at beginning of period	436,289	525,121	1,631,982	1,481,464
Net assets at end of period	$403,131	$436,289	$1,421,543	$1,631,982
Undistributed (distributions in excess of) net investment income at end of period	$270	$89	$(1)	$(4,922)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

104

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Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (8)
Balanced Fund (1)
Class A
2005	(2)	$10.12	$0.15	$1.31	$(0.15)	$-	$11.43	14.51%
2004	(2)	9.47	0.13	0.66	(0.14)	-	10.12	8.39
2003		8.38	0.17	1.08	(0.16)	-	9.47	14.98
2002	(2)	9.50	0.20	(1.12)	(0.20)	-	8.38	(9.90)
2001	(2)(3)	13.83	0.18	(2.24)	(0.20)	(2.07)	9.50	(17.03)
2000	(4)	12.39	0.23	2.12	(0.22)	(0.69)	13.83	19.46
Class B
2005	(2)	$10.04	$0.07	$1.30	$(0.07)	$-	$11.34	13.64%
2004	(2)	9.41	0.05	0.65	(0.07)	-	10.04	7.46
2003		8.32	0.10	1.08	(0.09)	-	9.41	14.25
2002	(2)	9.44	0.13	(1.12)	(0.13)	-	8.32	(10.64)
2001	(2)(3)	13.75	0.17	(2.29)	(0.13)	(2.06)	9.44	(17.64)
2000	(4)	12.33	0.13	2.11	(0.14)	(0.68)	13.75	18.77
Class C
2005	(2)	$10.08	$0.07	$1.30	$(0.07)	$-	$11.38	13.61%
2004	(2)	9.44	0.05	0.66	(0.07)	-	10.08	7.53
2003		8.35	0.09	1.10	(0.10)	-	9.44	14.24
2002	(2)	9.49	0.13	(1.14)	(0.13)	-	8.35	(10.77)
2001	(2)(5)	9.29	-	0.20	-	-	9.49	2.15
Class R (6)
2005	(2)	$10.14	$0.11	$1.32	$(0.12)	$-	$11.45	14.16%
2004	(2)	9.49	0.14	0.64	(0.13)	-	10.14	8.22
2003		8.39	0.15	1.10	(0.15)	-	9.49	15.08
2002	(2)	9.50	0.20	(1.12)	(0.19)	-	8.39	(9.90)
2001	(2)(7)	11.27	0.18	(1.74)	(0.21)	-	9.50	(14.03)
Class Y
2005	(2)	$10.15	$0.17	$1.32	$(0.18)	$-	$11.46	14.76%
2004	(2)	9.50	0.16	0.66	(0.17)	-	10.15	8.62
2003		8.40	0.19	1.09	(0.18)	-	9.50	15.35
2002	(2)	9.53	0.23	(1.13)	(0.23)	-	8.40	(9.74)
2001	(2)(3)	13.87	0.16	(2.20)	(0.23)	(2.07)	9.53	(16.84)
2000	(4)	12.43	0.26	2.13	(0.26)	(0.69)	13.87	19.94

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Balanced Fund (1)
Class A
2005	(2)	$114,388	1.06%	1.35%	1.21%	1.20%	147%
2004	(2)	119,292	1.05	1.27	1.19	1.13	110
2003		98,016	1.05	1.75	1.23	1.57	156
2002	(2)	98,557	1.05	2.07	1.23	1.89	79
2001	(2)(3)	127,590	1.22	1.96	1.28	1.90	54
2000	(4)	54,380	1.22	1.66	1.28	1.60	79
Class B
2005	(2)	$20,657	1.81%	0.60%	1.96%	0.45%	147%
2004	(2)	28,101	1.80	0.54	1.94	0.40	110
2003		33,015	1.80	1.00	1.98	0.82	156
2002	(2)	35,641	1.80	1.32	1.98	1.14	79
2001	(2)(3)	47,150	1.93	1.22	1.99	1.16	54
2000	(4)	2,243	1.97	0.91	2.03	0.85	79
Class C
2005	(2)	$5,528	1.81%	0.60%	1.96%	0.45%	147%
2004	(2)	5,890	1.80	0.55	1.94	0.41	110
2003		7,089	1.80	0.99	1.98	0.81	156
2002	(2)	2,233	1.80	1.32	1.98	1.14	79
2001	(2)(5)	2,351	0.94	2.20	0.94	2.20	54
Class R (6)
2005	(2)	$1	1.31%	1.06%	1.61%	0.76%	147%
2004	(2)	1	1.05	1.39	1.19	1.25	110
2003		23,844	1.05	1.76	1.23	1.58	156
2002	(2)	36,194	1.05	2.07	1.23	1.89	79
2001	(2)(7)	39,527	1.22	1.94	1.28	1.88	54
Class Y
2005	(2)	$262,557	0.81%	1.60%	0.96%	1.45%	147%
2004	(2)	283,005	0.80	1.55	0.94	1.41	110
2003		363,157	0.80	2.00	0.98	1.82	156
2002	(2)	290,288	0.80	2.32	0.98	2.14	79
2001	(2)(3)	375,983	0.97	2.21	1.04	2.14	54
2000	(4)	163,158	0.97	1.91	1.03	1.85	79

  (1)  The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar
Fund were acquired by the First American Balanced Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar Balanced Growth
Fund were exchanged for Class A shares of the First American Balanced Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund,
(iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and (iv) Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal period ended October 31.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (7)  Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (8)  Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

FIRST AMERICAN FUNDS Annual Report 2005

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (4)
Equity Income Fund (1)
Class A
2005		$12.77	$0.20	$1.15	$(0.22)	$(0.01)	$13.89	10.65%
2004		11.56	0.18	1.23	(0.20)	-	12.77	12.26
2003		9.58	0.18	1.99	(0.19)	-	11.56	22.81
2002		12.13	0.16	(2.48)	(0.19)	(0.04)	9.58	(19.51)
2001		16.29	0.29	(0.74)	(0.32)	(3.39)	12.13	(3.89)
Class B
2005		$12.68	$0.10	$1.14	$(0.12)	$(0.01)	$13.79	9.86%
2004		11.49	0.08	1.22	(0.11)	-	12.68	11.37
2003		9.52	0.10	1.98	(0.11)	-	11.49	21.97
2002		12.07	0.09	(2.49)	(0.11)	(0.04)	9.52	(20.10)
2001		16.24	0.18	(0.75)	(0.21)	(3.39)	12.07	(4.64)
Class C
2005		$12.70	$0.11	$1.13	$(0.12)	$(0.01)	$13.81	9.84%
2004		11.51	0.08	1.22	(0.11)	-	12.70	11.34
2003		9.54	0.10	1.98	(0.11)	-	11.51	21.95
2002		12.09	0.10	(2.50)	(0.11)	(0.04)	9.54	(20.08)
2001		16.28	0.18	(0.76)	(0.22)	(3.39)	12.09	(4.74)
Class R (2)
2005		$12.78	$0.11	$1.20	$(0.20)	$(0.01)	$13.88	10.33%
2004		11.56	0.19	1.22	(0.19)	-	12.78	12.18
2003		9.57	0.19	1.99	(0.19)	-	11.56	22.91
2002		12.12	0.15	(2.47)	(0.19)	(0.04)	9.57	(19.47)
2001	(3)	11.57	0.01	0.54	-	-	12.12	4.75
Class Y
2005		$12.85	$0.24	$1.15	$(0.25)	$(0.01)	$13.98	10.94%
2004		11.63	0.21	1.24	(0.23)	-	12.85	12.54
2003		9.63	0.21	2.00	(0.21)	-	11.63	23.20
2002		12.20	0.21	(2.52)	(0.22)	(0.04)	9.63	(19.30)
2001		16.37	0.33	(0.76)	(0.35)	(3.39)	12.20	(3.71)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Equity Income Fund (1)
Class A
2005		$176,878	1.16%	1.51%	1.19%	1.48%	27%
2004		184,381	1.15	1.39	1.19	1.35	12
2003		144,282	1.15	1.70	1.20	1.65	43
2002		128,142	1.15	1.43	1.20	1.38	38
2001		24,557	1.00	1.97	1.15	1.82	33
Class B
2005		$21,639	1.91%	0.78%	1.94%	0.75%	27%
2004		23,869	1.90	0.65	1.94	0.61	12
2003		22,156	1.90	0.95	1.95	0.90	43
2002		18,699	1.90	0.80	1.95	0.75	38
2001		11,516	1.75	1.20	1.90	1.05	33
Class C
2005		$16,128	1.91%	0.79%	1.94%	0.76%	27%
2004		19,300	1.90	0.66	1.94	0.62	12
2003		19,386	1.90	0.95	1.95	0.90	43
2002		11,171	1.90	0.86	1.95	0.81	38
2001		8,028	1.75	1.20	1.90	1.05	33
Class R (2)
2005		$415	1.41%	0.83%	1.59%	0.65%	27%
2004		1	1.15	1.52	1.19	1.48	12
2003		17,170	1.15	1.80	1.20	1.75	43
2002		36,522	1.15	1.34	1.20	1.29	38
2001	(3)	328	1.23	4.08	1.42	3.89	33
Class Y
2005		$1,206,483	0.91%	1.80%	0.94%	1.77%	27%
2004		1,404,431	0.90	1.65	0.94	1.61	12
2003		1,278,470	0.90	1.95	0.95	1.90	43
2002		678,352	0.90	1.80	0.95	1.75	38
2001		267,361	0.75	2.21	0.90	2.06	33

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

FIRST AMERICAN FUNDS Annual Report 2005

Notes to Financial Statements  September 30, 2005

1 >  Organization

The Real Estate Securities Fund, International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Small-Mid Cap Core Fund (named Technology Fund prior to October 3, 2005), Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund (each a "fund" and collectively, the "funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of the First American Family of Funds. As of September 30, 2005, FAIF offered 38 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the fund's board of directors to create additional funds in the future. Each Fund other than Real Estate Securities Fund is a diversified open-end management investment company. The Real Estate Securities Fund is a non-diversified open-end management investment company. Prior to October 3, 2005, Small-Mid Cap Core Fund had different investment strategies, was named Technology Fund and also was non-diversified (see Note 12). Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Prior to July 1, 2004, Class R shares were named Class S shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class R shares are not offered by the Small-Mid Cap Core Fund.

The funds' prospectuses provide descriptions of each fund's investment objective, principal investment strategies and principal risks. All classes of shares of a fund have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

On June 22, 2005, the funds' board of directors approved a change in the funds' fiscal year end from September 30 to October 31, effective with the one month period ended October 31, 2005.

2 >  Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds' board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which

FIRST AMERICAN FUNDS Annual Report 2005

the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The International Fund is supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and American Depository Receipts, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2005, Real Estate Securities Fund, International Fund, Small Cap Growth Opportunities Fund, and Balanced Fund held fair valued securities with a market value of $255,913, $0, $122,540, and $24,215, respectively, or 0.0%, 0.0%, 0.0%, and 0.0% of total net assets, respectively. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income-tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – Equity Income Fund and Large Cap Value Fund declare and pay income dividends monthly. Balanced Fund, Large Cap Select Fund, Mid Cap Value Fund and Real Estate Securities Fund declare and pay income dividends quarterly. Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunites Fund, Small Cap Growth Opportunites Fund, Small Cap Select Fund, Small Cap Value Fund, Small-Mid Cap Core Fund and the International Fund declare and pay income dividends annually. Distributions are payable in cash or reinvested in additional shares of the funds. Any net realized capital gains on sales of a fund's securities are distributed to shareholders at least annually.

The Real Estate Securities Fund receives substantial distributions from holdings in Real Estate Investment Trusts ("REITs"). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, Real Estate Securities Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, proceeds from securities litigation, book gains recognized from in-kind distributions, foreign currency gains and losses, investments in limited partnerships and REITs, decreases in undistributed amounts due to shareholder redemptions and the "mark-to-market" of certain Passive Foreign Investment Companies ("PFICs") for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

FIRST AMERICAN FUNDS Annual Report 2005

Notes to Financial Statements  September 30, 2005

On the Statement of Assets and Liabilities the following reclassifications were made (000):

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Portfolio Capital
Real Estate Securities Fund	$(1,816)	$(2,517)	$4,333
International Fund	(3,711)	3,709	2
Small Cap Growth Opportunities Fund	(12,778)	4,005	8,773
Small Cap Select Fund	(15,455)	2,926	12,529
Small Cap Value Fund	(11,441)	(284)	11,725
Small-Mid Cap Core Fund	-	737	(737)
Mid Cap Growth Opportunities Fund	(31,544)	6,569	24,975
Mid Cap Value Fund	(225)	(640)	865
Large Cap Growth Opportunities Fund	(76,740)	758	75,982
Large Cap Select Fund	(24,162)	-	24,162
Large Cap Value Fund	(72,078)	(288)	72,366
Balanced Fund	(263)	263	-
Equity Income Fund	(51,947)	6,868	45,079

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains(losses) were recorded by the fund. The distributions paid during the fiscal years ended September 30, 2005, and 2004, were characterized as follows (000):

	2005
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Real Estate Securities Fund	$17,941	$40,662	$-	$58,603
International Fund	10,214	-	-	10,214
Small Cap Growth Opportunities Fund	12,908	26,459	-	39,367
Small Cap Select Fund	62,270	95,731	-	158,001
Small Cap Value Fund	9,040	57,102	-	66,142
Mid Cap Growth Opportunities Fund	79,521	115,577	-	195,098
Mid Cap Value Fund	3,756	-	-	3,756
Large Cap Growth Opportunities Fund	2,288	-	757	3,045
Large Cap Select Fund	4,919	1,525	-	6,444
Large Cap Value Fund	11,191	-	-	11,191
Balanced Fund	6,225	-	-	6,225
Equity Income Fund	22,731	8,129	-	30,860
	2004
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Real Estate Securities Fund	$17,709	$6,775	$-	$24,484
International Fund	8,820	-	-	8,820
Small Cap Growth Opportunities Fund	-	3,085	-	3,085
Small Cap Select Fund	62,602	15,960	-	78,562
Small Cap Value Fund	6,941	13,524	-	20,465
Mid Cap Growth Opportunities Fund	19,503	21,278	-	40,781
Mid Cap Value Fund	2,102	-	57	2,159
Large Cap Growth Opportunities Fund	1,184	-	261	1,445
Large Cap Select Fund	2,504	333	-	2,837
Large Cap Value Fund	12,705	-	-	12,705
Balanced Fund	7,635	-	-	7,635
Equity Income Fund	29,158	-	-	29,158

FIRST AMERICAN FUNDS Annual Report 2005

As of September 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Post-October Losses	Unrealized Appreciation	Other Accumulated Gains (Losses)	Total Accumulated Earnings (Deficit)
Real Estate Securities Fund	$25,505	$46,363	$-	$115,391	$1	$187,259
International Fund	17,368	-	(74,685)	222,929	(1)	165,611
Small Cap Growth Opportunities Fund	46,281	8,237	-	14,254	(14)	68,758
Small Cap Select Fund	50,757	98,409	(48,604)	113,552	(107)	214,007
Small Cap Value Fund	6,453	73,456	-	78,994	(9)	158,894
Small-Mid Cap Core Fund	-	-	(460,504)	3,436	-	(457,068)
Mid Cap Growth Opportunities Fund	47,679	76,989	(50,420)	318,092	(1)	392,340
Mid Cap Value Fund	186	30,897	-	110,362	-	141,445
Large Cap Growth Opportunities Fund	-	-	(129,848)	102,925	(1)	(26,924)
Large Cap Select Fund	8,114	7,247	-	20,215	(19)	35,557
Large Cap Value Fund	137	23,071	-	139,915	-	163,123
Balanced Fund	269	-	(41)	33,715	(429)	33,514
Equity Income Fund	-	7,683	-	309,284	-	316,967

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and investments in limited partnerships and REITs, and the amount of gain (loss) recognized for tax purposes due to mark to market adjustments on open futures contracts and the mark to market for certain PFICs for tax purposes.

As of September 30, 2005, the following funds had capital loss carryforwards (000):

	Expiration Year
Fund	2007	2008	2009	2010	2011	2012	Total
International Fund	$1,708	$2,509	$1,069	$2,439	$66,960	$-	$74,685
Small Cap Select Fund	-	-	-	48,604	-	-	48,604
Small-Mid Cap Core Fund	-	12,002	6,095	335,981	102,106	4,320	460,504
Mid Cap Growth Opportunities Fund	-	-	-	50,420	-	-	50,420
Large Cap Growth Opportunities Fund	-	-	-	119,702	10,146	-	129,848
Balanced Fund	-	-	-	-	41	-	41

In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryovers is limited on an annual basis for International Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, and Small-Mid Cap Core Fund to (000) $4,046, $24,385, $10,084, $9,721 and $1,524, respectively.

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, certain funds may enter into S&P stock index futures contracts and other stock index futures contracts. The Balanced Fund may also enter into interest rate index futures contracts.

Upon entering into a futures or currency contract, the fund is required to deposit cash or pledge U.S. Government securities in an amount equal to five percent of the purchase price indicated in the futures or currency contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These

FIRST AMERICAN FUNDS Annual Report 2005

Notes to Financial Statements  September 30, 2005

contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance their yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

FOREIGN CURRENCY TRANSLATION – The books and records of the International Fund relating to the fund's non-U.S. dollar denominated investments are maintained in U.S. dollars on the following basis:

•  market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•  purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The International Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. At September 30, 2005, foreign currency holdings consisted of multiple denominations, primarily European Monetary Units and Australian Dollar.

FORWARD FOREIGN CURRENCY CONTRACTS – The International Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the International Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at September 30, 2005.

FIRST AMERICAN FUNDS Annual Report 2005

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. At September 30, 2005, the following fund had outstanding when-issued commitments (000):

Fund	Cost	Segregated Assets
Balanced Fund	$4,997	$6,317

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "roll over" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage.

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds' board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds' board of directors. At September 30, 2005, Real Estate Securities Fund, International Fund, Small Cap Growth Opportunities Fund, and Balanced Fund had investments in illiquid securities with a total value of $255,913, $0, $122,540, and $24,215, respectively, or 0.0%, 0.0%, 0.0%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Real Estate Securities Fund
Security	Shares	Dates Acquired	Cost Basis (000)
Beacon Capital	33,750	3/98	$435
Newcastle Investment Holdings	35,000	6/98	153
International Fund
Security	Shares	Dates Acquired	Cost Basis (000)
Far East Pharmaceutical Technology	2,836,000	4/04	$423
Peregrine Investment Holdings	142,000	12/94-8/97	288
Small Cap Growth Opportunities Fund
Security	Shares	Dates Acquired	Cost Basis (000)
Tridium, Class B	278,500	4/99-8/99	$1,524
VideoPropulsion	809,856	12/99	- *

*Rounds to zero.

Balanced Fund
Security	Par (000)	Dates Acquired	Cost Basis (000)
Duty Free International	$605	1/99-11/02	$605

SECURITIES LENDING – In order to generate additional income, a fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund's policy is to maintain collateral in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily

FIRST AMERICAN FUNDS Annual Report 2005

Notes to Financial Statements  September 30, 2005

until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. As of September 30, 2005, cash collateral invested was as follows (000):

	Commercial Paper	Corporate Obligations	Repurchase Agreements	Money Market Fund	Other Short-Term Securities	Total
Real Estate Securities Fund	$76,027	$89,511	$139,205	$-	$6,741	$311,484
International Fund	-	-	-	390,941	-	390,941
Small Cap Growth Opportunities Fund	21,378	25,170	39,143	-	1,896	87,587
Small Cap Select Fund	86,010	101,264	157,484	-	7,626	352,384
Small Cap Value Fund	26,144	30,781	47,870	-	2,318	107,113
Small-Mid Cap Core Fund	6,240	7,347	11,425	-	553	25,565
Mid Cap Growth Opportunities Fund	134,508	158,365	246,286	-	11,927	551,086
Mid Cap Value Fund	58,554	68,939	107,213	-	5,192	239,898
Large Cap Growth Opportunities Fund	70,179	82,625	128,497	-	6,223	287,524
Large Cap Select Fund	19,625	23,107	35,934	-	1,740	80,406
Large Cap Value Fund	59,777	70,378	109,451	-	5,301	244,907
Balanced Fund	36,902	43,447	67,567	-	3,272	151,188
Equity Income Fund	78,904	92,899	144,474	-	6,997	323,274

U.S. Bancorp Asset Management, Inc. ("USBAM") serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. USBAM acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission ("SEC"). During the fiscal year ended September 30, 2005, USBAM received fees equal to 35% of each fund's income from securities lending transactions. Effective January 1, 2006, such fees will be lowered to 32% of each fund's income from securities lending transactions. With respect to International Fund, a portion of this amount was paid to State Street Bank and Trust for acting as sub-lending agent. Fees paid to USBAM by the funds for the fiscal year ended September 30, 2005, were as follows (000):

Fund	Amount
Real Estate Securities Fund	$99
International Fund	408
Small Cap Growth Opportunities Fund	89
Small Cap Select Fund	214
Small Cap Value Fund	48
Small-Mid Cap Core Fund	34
Mid Cap Growth Opportunities Fund	269
Mid Cap Value Fund	92
Large Cap Growth Opportunities Fund	171
Large Cap Select Fund	33
Large Cap Value Fund	121
Balanced Fund	80
Equity Income Fund	159

SWAP AGREEMENTS – The Balanced fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal). At September 30, 2005, Balanced Fund had not entered into any interest rate swap agreements.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specified issuer on its obligation (typically a corporate issue or sovereign issue of an emerging country). The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the fund owns an issuance of or otherwise has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of

FIRST AMERICAN FUNDS Annual Report 2005

Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

SECURITY LITIGATION SETTLEMENTS – Income from settlement proceeds related to portfolio securities is recorded as an adjustment to realized or unrealized gains or losses. For the fiscal year ended September 30, 2005, Real Estate Securities Fund, Small Cap Growth Opportunities, Small Cap Select, Small-Mid Cap Core Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund received settlement proceeds of $942, $1,063,765, $40,402, $84,326, $140,115, $8,035, $72,577, $152,053, $31,571 and $25,533 respectively, as an adjustment to realized gains or losses for settlement proceeds related to securities no longer included in the portfolio.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses generally are allocated to the funds on the basis of relative net assets of all funds within the First American Family of Funds. Class specific expenses, such as distribution fees and servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended September 30, 2005.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >  Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages each fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Fund	Advisory fee as a % of average daily net assets
Real Estate Securities Fund	0.70%
International Fund[1]	1.00
Small Cap Growth Opportunities Fund[2]	1.00
Small Cap Select Fund	0.70
Small Cap Value Fund	0.70
Small-Mid Cap Core Fund	0.70
Mid Cap Growth Opportunities Fund	0.70
Mid Cap Value Fund	0.70
Large Cap Growth Opportunities Fund[3]	0.65
Large Cap Select Fund[3]	0.65
Large Cap Value Fund[3]	0.65
Balanced Fund[3]	0.65
Equity Income Fund[3]	0.65

(1) Effective July 1, 2005. Prior to July 1, 2005, the advisory fee paid to USBAM by International Fund was equal to a rate of 1.10% of the average daily net assets up to $1.5 billion, 1.05% of the average daily net assets on the next $1 billion, and 1.00% of the average daily net assets in excess of $2.5 billion.

(2) Effective July 1, 2005. Prior to July 1, 2005, the advisory fee paid to USBAM by Small Cap Growth Opportunities Fund was equal to a rate of 1.40% of the average daily net assets.

(3) The advisory fees paid by Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund are equal to an annual rate of 0.65% of the average daily net assets up to $3 billion, 0.625% of the average daily net assets on the next $2 billion, and 0.60% of the average daily net assets in excess of $5 billion.

FIRST AMERICAN FUNDS Annual Report 2005

Notes to Financial Statements  September 30, 2005

USBAM has agreed to waive fees and reimburse other fund expenses through June 30, 2006, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class
Fund	A	B	C	R	Y
International Fund	1.52%	2.27%	2.27%	1.77%	1.27%
Small Cap Growth Opportunities Fund	1.47	2.22	2.22	1.72	1.22
Balanced Fund	1.10	1.85	1.85	1.35	0.85

Prior to July 1, 2005, USBAM agreed to waive fees and reimburse other fund expenses so that total fund operating expenses, as a percentage of average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	B	C	R	Y
Real Estate Securities Fund	1.23%	1.98%	1.98%	1.48%	0.98%
International Fund	1.60	2.35	2.35	1.85	1.35
Small Cap Growth Opportunities Fund	1.93	2.68	2.68	2.18	1.68
Small Cap Select Fund	1.21	1.96	1.96	1.46	0.96
Small Cap Value Fund	1.23	1.98	1.98	1.48	0.98
Small-Mid Cap Core Fund	1.23	1.98	1.98	NA	0.98
Mid Cap Growth Opportunities Fund	1.20	1.95	1.95	1.45	0.95
Mid Cap Value Fund	1.20	1.95	1.95	1.45	0.95
Large Cap Growth Opportunities Fund	1.15	1.90	1.90	1.40	0.90
Large Cap Select Fund	1.15	1.90	1.90	1.40	0.90
Large Cap Value Fund	1.15	1.90	1.90	1.40	0.90
Balanced Fund	1.05	1.80	1.80	1.30	0.80
Equity Income Fund	1.15	1.90	1.90	1.40	0.90

NA = not applicable

The funds may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the investing funds and the related money market funds, USBAM will reimburse each investing fund an amount equal to that portion of USBAM's investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. For financial statement purposes, these reimbursements are recorded as investment income.

SUB-ADVISORY FEES – Effective December 8, 2004, J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as investment sub-advisor to the International Fund, pursuant to a Sub-Advisory Agreement with USBAM. For its services under the Sub-Advisory Agreement with USBAM, J.P. Morgan is paid a monthly fee by USBAM calculated on an annual basis equal to 0.34% of the first $100 million of the fund's average daily net assets, 0.30% of the next $250 million of the fund's average daily net assets, 0.24% of the next $1,250 million of the fund's average daily net assets and 0.22% of the fund's average daily net assets in excess of $1,600 million.

Prior to December 8, 2004, Clay Finlay, Inc. ("Clay Finlay") served as investment sub-advisor to the International Fund. For its services under the Sub-Advisory Agreement with USBAM, Clay Finlay was paid a monthly fee by USBAM calculated on an annual basis equal to 0.25% of the first $500 million of the fund's average daily net assets and 0.10% of the fund's average daily net assets in excess of $500 million.

ADMINISTRATION FEES – Effective July 1, 2005, USBAM serves as the funds' administrator pursuant to an administration agreement between USBAM and the funds. U.S. Bancorp Fund Services, LLC ("USBFS") serves as sub-administrator pursuant to a sub-administration agreement between USBFS and USBAM. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, USBAM is compensated to provide, or compensate other entities to provide, services to the funds. These services include various legal, oversight and administrative services and accounting services. Effective July 1, 2005, the funds pay USBAM administration fees which are calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse USBAM and, indirectly, the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

Prior to July 1, 2005, USBAM and USBFS served as "co-administrators" pursuant to a co-administration agreement between the co-administrators and the funds. The funds paid the administration fees to the co-administrators, which were calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net

FIRST AMERICAN FUNDS Annual Report 2005

assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.235% of the next $17 billion of the aggregate average daily assets, 0.22% of the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. In addition, the funds paid transfer agent fees under the co-administration agreement of $18,500 per share class plus additional per account fees. In addition to these fees, the funds reimbursed the co-administrators for any out-of-pocket expenses incurred in providing administration services.

For the fiscal year ended September 30, 2005, administration fees paid to USBAM and USBFS by the funds included in this annual report were as follows (000):

Fund	Amount
Real Estate Securities Fund	$1,224
International Fund	2,820
Small Cap Growth Opportunities Fund	637
Small Cap Select Fund	1,743
Small Cap Value Fund	870
Small-Mid Cap Core Fund	175
Mid Cap Growth Opportunities Fund	2,921
Mid Cap Value Fund	1,154
Large Cap Growth Opportunities Fund	2,368
Large Cap Select Fund	588
Large Cap Value Fund	2,120
Balanced Fund	859
Equity Income Fund	3,235

TRANSFER AGENT FEES – Effective July 1, 2005, USBFS serves as the funds' transfer agent pursuant to a transfer agent and shareholder servicing agreement with FAIF. FAIF pays transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each fund based upon the fund's pro rata share of the aggregate average daily net assets of the funds that comprise FAIF. Under the new transfer agent and shareholder servicing agreement, FAIF also pays USBFS a fee equal, on an annual basis, to 0.10% of each fund's average daily net assets. This fee compensates USBFS for providing certain shareholder services and reimburses USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. In addition to these fees, the funds reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services. Prior to July 1, 2005, these services were provided by USBFS pursuant to the co-administration agreement.

For the fiscal year ended September 30, 2005, transfer agent fees paid to USBFS by the funds included in this annual report were as follows (000):

Fund	Amount
Real Estate Securities Fund	$392
International Fund	896
Small Cap Growth Opportunities Fund	194
Small Cap Select Fund	524
Small Cap Value Fund	266
Small-Mid Cap Core Fund	51
Mid Cap Growth Opportunities Fund	929
Mid Cap Value Fund	377
Large Cap Growth Opportunities Fund	665
Large Cap Select Fund	181
Large Cap Value Fund	602
Balanced Fund	257
Equity Income Fund	945

CUSTODIAN FEES – U.S. Bank serves as the funds' custodian pursuant to a custodian agreement with FAIF for all funds except the International Fund. Effective July 1, 2005, the fee for each fund (except the International Fund) was reduced from an annual rate of 0.01% of average daily net assets to an annual rate of 0.005% of average daily net assets. Effective July 1, 2005, State Street Bank ("SSB") serves as International Fund's custodian pursuant to a custodian agreement with the fund. International Fund pays SSB various asset-based fees and transaction charges based on the issuer's country. All fees are computed daily and paid monthly.

Effective July 1, 2005, the funds have entered into an agreement with their custodians whereby interest earned on uninvested cash balances will be used to reduce a portion of each fund's custodian expenses. For the fiscal year ended September 30, 2005, custodian fees were not reduced as a result of interest earned. The International Fund has also entered into an agreement with its custodian to receive certain credits to reduce the amount of custody fees incurred. These credits are disclosed as Expenses paid indirectly in the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each fund's average daily net assets of the Class A shares, Class B shares, Class C shares, and Class R shares, respectively. No distribution or

FIRST AMERICAN FUNDS Annual Report 2005

Notes to Financial Statements  September 30, 2005

shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, or shareholder servicing activities.

FAIF has also adopted and entered into a shareholder servicing plan and agreement with USBAM with respect to the Class R shares. Each fund, except Small-Mid Cap Core Fund, pays USBAM a monthly shareholder servicing fee equal to an annual rate of 0.15% of each fund's average daily net assets of the Class R shares. USBAM is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar for the fiscal year ended September 30, 2005 (000):

Fund	Amount
Real Estate Securities Fund	$297
International Fund	85
Small Cap Growth Opportunities Fund	191
Small Cap Select Fund	269
Small Cap Value Fund	106
Small-Mid Cap Core Fund	65
Mid Cap Growth Opportunities Fund	479
Mid Cap Value Fund	88
Large Cap Growth Opportunities Fund	272
Large Cap Select Fund	6
Large Cap Value Fund	238
Balanced Fund	347
Equity Income Fund	525

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, transfer agent fees and administration fees, each fund is responsible for paying other operating expenses, including: fees and expenses of independent directors, registration fees, postage and printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses. For the fiscal year ended September 30, 2005, legal fees and expenses were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge ("CDSC") is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

Year Since Purchase	CDSC as a Percentage of Dollar Amount Subject to Charge
First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	-
Eighth	-

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first twelve months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended September 30, 2005, total front-end sales charges and CDSCs retained by affiliates of USBAM for distributing the funds' shares were as follows (000):

Fund	Amount
Real Estate Securities Fund	$218
International Fund	76
Small Cap Growth Opportunities Fund	109
Small Cap Select Fund	205
Small Cap Value Fund	86
Small-Mid Cap Core Fund	36
Mid Cap Growth Opportunities Fund	375
Mid Cap Value Fund	165
Large Cap Growth Opportunities Fund	164
Large Cap Select Fund	34
Large Cap Value Fund	104
Balanced Fund	156
Equity Income Fund	406

FIRST AMERICAN FUNDS Annual Report 2005

4 >  Capital Share Transactions

FAIF has 324 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows (000):

	Real Estate Securities Fund		International Fund		Small Cap Growth Opportunities Fund
	Year ended 9/30/05	Year ended 9/30/04	Year ended 9/30/05	Year ended 9/30/04	Year ended 9/30/05	Year ended 9/30/04
Class A:
Shares issued	2,268	2,885	900	1,986	805	3,228
Shares issued in lieu of cash distributions	504	192	23	20	553	25
Shares redeemed	(1,219)	(640)	(1,335)	(1,969)	(2,445)	(2,342)
Total Class A transactions	1,553	2,437	(412)	37	(1,087)	911
Class B:
Shares issued	57	64	56	64	28	251
Shares issued in lieu of cash distributions	19	14	-	1	57	2
Shares redeemed	(98)	(63)	(235)	(234)	(130)	(121)
Total Class B transactions	(22)	15	(179)	(169)	(45)	132
Class C:
Shares issued	75	104	70	87	23	191
Shares issued in lieu of cash distributions	20	14	-	1	27	-
Shares redeemed	(96)	(91)	(269)	(422)	(132)	(43)
Total Class C transactions	(1)	27	(199)	(334)	(82)	148
Class R:
Shares issued	3	75	35	135	1	39
Shares issued in lieu of cash distributions	-	8	-	4	-	1
Shares redeemed	(1)	(241)	(22)	(1,090)	(1)	(208)
Total Class R transactions	2	(158)	13	(951)	-	(168)
Class Y:
Shares issued	6,209	13,274	28,181	31,294	1,632	4,004
Shares issued in lieu of cash distributions	1,073	499	542	526	839	79
Shares redeemed	(5,485)	(3,750)	(16,895)	(29,700)	(3,522)	(10,975)
Total Class Y transactions	1,797	10,023	11,828	2,120	(1,051)	(6,892)
Net increase (decrease) in capital shares	3,329	12,344	11,051	703	(2,265)	(5,869)

	Small Cap Select Fund		Small Cap Value Fund		Small-Mid Cap Core Fund
	Year ended 9/30/05	Year ended 9/30/04	Year ended 9/30/05	Year ended 9/30/04	Year ended 9/30/05	Year ended 9/30/04
Class A:
Shares issued	1,586	2,909	526	1,192	653	2,255
Shares issued in lieu of cash distributions	1,274	352	432	100	-	-
Shares redeemed	(2,207)	(2,193)	(656)	(997)	(1,583)	(2,520)
Total Class A transactions	653	1,068	302	295	(930)	(265)
Class B:
Shares issued	118	146	57	77	64	123
Shares issued in lieu of cash distributions	206	65	104	34	-	-
Shares redeemed	(221)	(174)	(185)	(413)	(655)	(616)
Total Class B transactions	103	37	(24)	(302)	(591)	(493)
Class C:
Shares issued	229	251	60	77	52	119
Shares issued in lieu of cash distributions	192	56	50	13	-	-
Shares redeemed	(364)	(197)	(93)	(120)	(329)	(308)
Total Class C transactions	57	110	17	(30)	(277)	(189)
Class R:
Shares issued	22	208	-	72	-	138
Shares issued in lieu of cash distributions	1	55	-	3	-	-
Shares redeemed	(4)	(1,065)	-	(170)		(697)
Total Class R transactions	19	(802)	-	(95)	-	(559)
Class Y:
Shares issued	6,525	8,030	3,781	3,675	2,087	3,912
Shares issued in lieu of cash distributions	6,437	3,768	3,016	1,045	-	-
Shares redeemed	(16,385)	(33,562)	(7,079)	(12,846)	(3,915)	(6,414)
Total Class Y transactions	(3,423)	(21,764)	(282)	(8,126)	(1,828)	(2,502)
Net increase (decrease) in capital shares	(2,591)	(21,351)	13	(8,258)	(3,626)	(4,008)

FIRST AMERICAN FUNDS Annual Report 2005

Notes to Financial Statements  September 30, 2005

	Mid Cap Growth Opportunities Fund		Mid Cap Value Fund		Large Cap Growth Opportunities Fund
	Year ended 9/30/05	Year ended 9/30/04	Year ended 9/30/05	Year ended 9/30/04	Year ended 9/30/05	Year ended 9/30/04
Class A:
Shares issued	3,556	778	1,266	682	565	1,608
Shares issued in lieu of cash distributions	683	135	7	4	8	2
Shares redeemed	(1,128)	(959)	(510)	(282)	(1,246)	(1,201)
Total Class A transactions	3,111	(46)	763	404	(673)	409
Class B:
Shares issued	90	65	91	57	45	89
Shares issued in lieu of cash distributions	49	9	-	-	1	-
Shares redeemed	(58)	(51)	(179)	(188)	(356)	(735)
Total Class B transactions	81	23	(88)	(131)	(310)	(646)
Class C:
Shares issued	182	48	179	64	45	57
Shares issued in lieu of cash distributions	54	11	-	-	-	-
Shares redeemed	(142)	(110)	(44)	(76)	(160)	(216)
Total Class C transactions	94	(51)	135	(12)	(115)	(159)
Class R:
Shares issued	145	27	15	41	10	72
Shares issued in lieu of cash distributions	-	8	-	-	-	-
Shares redeemed	(12)	(341)	-	(100)	-	(767)
Total Class R transactions	133	(306)	15	(59)	10	(695)
Class Y:
Shares issued	5,339	3,700	6,771	5,379	6,018	12,178
Shares issued in lieu of cash distributions	3,346	810	99	77	59	29
Shares redeemed	(8,873)	(8,163)	(3,514)	(4,252)	(22,930)	(11,718)
Total Class Y transactions	(188)	(3,653)	3,356	1,204	(16,853)	489
Net increase (decrease) in capital shares	3,231	(4,033)	4,181	1,406	(17,941)	(602)

	Large Cap Select Fund		Large Cap Value Fund		Balanced Fund
	Year ended 9/30/05	Year ended 9/30/04	Year ended 9/30/05	Year ended 9/30/04	Year ended 9/30/05	Year ended 9/30/04
Class A:
Shares issued	334	78	935	2,249	1,220	3,334
Shares issued in lieu of cash distributions	1	-	54	53	145	148
Shares redeemed	(26)	(40)	(1,521)	(1,580)	(3,146)	(2,038)
Total Class A transactions	309	38	(532)	722	(1,781)	1,444
Class B:
Shares issued	25	17	38	55	100	159
Shares issued in lieu of cash distributions	-	-	3	6	13	22
Shares redeemed	(7)	(5)	(577)	(876)	(1,091)	(892)
Total Class B transactions	18	12	(536)	(815)	(978)	(711)
Class C:
Shares issued	10	4	36	49	79	85
Shares issued in lieu of cash distributions	-	-	1	2	4	4
Shares redeemed	(2)	(1)	(121)	(139)	(181)	(256)
Total Class C transactions	8	3	(84)	(88)	(98)	(167)
Class R:
Shares issued	-	-	-	160	-	345
Shares issued in lieu of cash distributions	-	-	-	7	-	23
Shares redeemed	-	-	-	(1,761)	-	(2,881)
Total Class R transactions	-	-	-	(1,594)	-	(2,513)
Class Y:
Shares issued	16,640	13,492	4,666	12,949	3,524	6,123
Shares issued in lieu of cash distributions	358	191	335	471	382	529
Shares redeemed	(17,545)	(1,430)	(26,155)	(12,532)	(8,890)	(16,991)
Total Class Y transactions	(547)	12,253	(21,154)	888	(4,984)	(10,339)
Net increase (decrease) in capital shares	(212)	12,306	(22,306)	(887)	(7,841)	(12,286)

FIRST AMERICAN FUNDS Annual Report 2005

	Equity Income Fund
	Year ended 9/30/05	Year ended 9/30/04
Class A:
Shares issued	1,568	4,209
Shares issued in lieu of cash distributions	222	200
Shares redeemed	(3,494)	(2,448)
Total Class A transactions	(1,704)	1,961
Class B:
Shares issued	144	396
Shares issued in lieu of cash distributions	17	17
Shares redeemed	(473)	(459)
Total Class B transactions	(312)	(46)
Class C:
Shares issued	92	221
Shares issued in lieu of cash distributions	14	14
Shares redeemed	(457)	(401)
Total Class C transactions	(351)	(166)
Class R:
Shares issued	32	185
Shares issued in lieu of cash distributions	-	15
Shares redeemed	(2)	(1,685)
Total Class R transactions	30	(1,485)
Class Y:
Shares issued	12,906	23,673
Shares issued in lieu of cash distributions	681	718
Shares redeemed	(36,568)	(25,006)
Total Class Y transactions	(22,981)	(615)
Net decrease in capital shares	(25,318)	(351)

5 > Investment Security Transactions

During the fiscal year ended September 30, 2005, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Real Estate Securities Fund	$-	$-	$732,503	$704,152
International Fund	-	-	1,143,587	1,006,658
Small Cap Growth Opportunities Fund	-	-	580,171	666,069
Small Cap Select Fund	-	-	1,021,695	1,211,070
Small Cap Value Fund	-	-	307,452	375,516
Small-Mid Cap Core Fund	-	-	162,372	192,244
Mid Cap Growth Opportunities Fund	-	-	1,513,684	1,581,597
Mid Cap Value Fund	-	-	673,901	572,614
Large Cap Growth Opportunities Fund	-	-	1,167,380	1,652,947
Large Cap Select Fund	-	-	506,853	497,038
Large Cap Value Fund	-	-	629,829	1,043,816
Balanced Fund	209,598	203,768	401,629	461,813
Equity Income Fund	-	-	425,021	788,092

FIRST AMERICAN FUNDS Annual Report 2005

Notes to Financial Statements  September 30, 2005

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal tax purposes at September 30, 2005, were as follows (000):

Fund	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net	Federal Income Tax Cost
Real Estate Securities Fund	$120,411	$(5,020)	$115,391	$871,852
International Fund	257,180	(34,196)	222,984	1,755,210
Small Cap Growth Opportunities Fund	30,491	(16,237)	14,254	385,088
Small Cap Select Fund	136,797	(23,245)	113,552	1,105,150
Small Cap Value Fund	89,020	(10,026)	78,994	454,218
Small-Mid Cap Core Fund	6,420	(2,984)	3,436	94,729
Mid Cap Growth Opportunities Fund	339,639	(21,547)	318,092	1,850,044
Mid Cap Value Fund	117,022	(6,660)	110,362	822,130
Large Cap Growth Opportunities Fund	120,955	(18,030)	102,925	1,171,026
Large Cap Select Fund	28,458	(8,243)	20,215	404,339
Large Cap Value Fund	159,097	(19,182)	139,915	1,013,057
Balanced Fund	41,343	(7,628)	33,715	523,999
Equity Income Fund	322,365	(13,081)	309,284	1,440,515

The difference between cost for financial statement purposes and federal tax purposes is primarily due to losses deferred from wash sales, investments in limited partnerships and REITs, the amount of gain (loss) recognized for tax purposes due to mark to market adjustments on open futures contracts and the mark to market of certain Passive Foreign Investments Companies (PFICs) for tax purposes.

6 >  Options Written

Transactions in options written for the fiscal year ended September 30, 2005, were as follows:

	Number of Contracts	Premium Amount (000)
Put Options Written
Balanced Fund:
Balance at September 30, 2004	-	$-
Opened	168	71
Expired	(91)	(38)
Closed	(77)	(33)
Balance at September 30, 2005	-	$-
Call Options Written
Balanced Fund:
Balance at September 30, 2004	-	$-
Opened	167	77
Expired	(33)	(15)
Closed	(134)	(62)
Balance at September 30, 2005	-	$-

7 >  Concentration of Risks

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. Real Estate Securities Fund primarily invests in income-producing common stocks of publicly traded companies engaged in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to in the future. Through the fiscal year-end, the Small-Mid Cap Core Fund primarily invested in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerate rate and the number of companies could become offerings continue to expand these companies and because increasingly sensitive to short production cycles and aggressive pricing. Prior to October 3, 2005, Small-Mid Cap Core Fund, operating as the Technology Fund primarily invests in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing. As of September 30, 2005, Large Cap Growth Opportunities Fund and Small Cap Growth Opportunities Fund had a significant portion of their assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole. As of the same date, Small Cap Value Fund, Large Cap Value Fund, and Mid Cap Value Fund had significant portions of their assets invested in the financials sector. The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition and consumer confidence and spending.

8 >  Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.

FIRST AMERICAN FUNDS Annual Report 2005

9>  Additional Information Related to Small Cap Growth Opportunities Fund

As a result of an internal review, USBAM uncovered an action involving potentially improper trading of a portfolio security held in the First American Small Cap Growth Opportunities Fund. USBAM engaged an outside law firm to conduct a review of those trades, and, as a result of this review, the law firm concluded that no USBAM employee violated the applicable securities laws. USBAM has reported this to the Fund's board of directors and to the Securities and Exchange Commission (SEC). The SEC is investigating the matter, and USBAM is cooperating fully with the investigation.

10>  Replacement of Investment Sub-Advisor

On September 16, 2004, the funds' board of directors approved the appointment of J.P. Morgan ("JPMorgan") to replace Clay Finlay, Inc. as the investment sub-advisor to International Fund. At a special meeting of International Fund's shareholders held on December 8, 2004, shareholders approved the appointment of JPMorgan.

11>  Other

In March 2005, the U.S. Bancorp Pension Plan redeemed $302,966,587, $395,010,013, $200,889,108 and $132,582,404 from the First American Large Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund and Equity Income Fund, respectively, as redemption-in-kind transactions. In these transactions, each fund paid redemption proceeds to U.S. Bancorp Pension Plan by distributing a proportionate amount of securities in the fund's portfolio to the Plan. Remaining shareholders in the funds did not recognize any additional capital gains from the transactions.

12>  Investment Strategy Changes and Name Change for Technology Fund

On September 26, 2005, Technology Fund's shareholders approved a change to the fundamental investment policies of the Technology Fund. This change took effect on October 3, 2005, along with a number of other investment strategy changes and a change in the fund's name to Small-Mid Cap Core Fund.

FIRST AMERICAN FUNDS Annual Report 2005

NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

TAX INFORMATION

The information set forth below is for each fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent in early 2006 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2005, each fund has designated long-term capital gains, ordinary income, dividends qualifying for the corporate received deduction, and qualified dividend income with regard to distributions paid during the year as follows:

	Long Term Capital Gains Distributions (Tax Basis)(a)	Ordinary Income Distributions (Tax Basis)(a)	Return of Capital (Tax Basis)(a)	Total Distributions (Tax Basis)	Dividends Received Deduction(b)	Corporate Qualified Dividend Income (000)	Qualified Dividend Income(b)(c)
Real Estate Securities Fund	69%	31%	-%	100%	0.46%	$715	1.26%
International Fund	-	100	-	100	-	33,621	100
Small Cap Growth Opportunities Fund	67	33	-	100	1.30	605	1.30
Small Cap Select Fund	61	39	-	100	2.60	3,467	2.68
Small Cap Value Fund	86	14	-	100	23.70	3,349	23.97
Small-Mid Cap Core Fund	-	-	-	-	-	256	-
Mid Cap Growth Opportunities Fund	59	41	-	100	4.9	6,798	5.07
Mid Cap Value Fund	-	100	-	100	100	7,738	100
Large Cap Growth Opportunities Fund	-	75	25	100	100	12,600	100
Large Cap Select Fund	24	76	-	100	42.4	4,216	45.55
Large Cap Value Fund	-	100	-	100	100	20,920	100
Balanced Fund	-	100	-	100	56.3	3,791	59.15
Equity Income Fund	26	74	-	100	100	39,204	100

(a) Based on a percentage of the fund's total distributions.

(b) Based on a percentage of ordinary income distributions of the fund.

(c) For the fiscal year ended September 30, 2005 certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided by the Internal Revenue Code 1(h). The funds intend to designate the maximum amounts as taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2004 Form 1099-Div. As of September 30, 2005, for the calendar year to date, qualified dividend income as a percentage of ordinary income distributions for each Fund was as follows: Real Estate Securities, International, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, Small-Mid Cap Core, Mid Cap Growth Opportunities, Mid Cap Value, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Balanced and Equity Income Funds were 0%, 0%, 0%, 0%, 0%, 0%, 100%, 0%, 100%,100%, 59% and 100%, respectively.

(d) The International Fund has elected to pass through to shareholders foreign taxes under Section 853 of the Internal Revenue Code. Foreign taxes paid and foreign source income for the fund were $3,215,745 and $35,073,032, respectively.

The following funds hereby designate the following as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of fund shares (unaudited):

Fund	Long-Term Capital Gain Distributions
Real Estate Securities Fund	$46,287,027
Small Cap Growth Opportunities Fund	35,232,980
Small Cap Select Fund	108,259,597
Small Cap Value Fund	68,826,377
Mid Cap Growth Opportunities Fund	127,989,776
Mid Cap Value Fund	865,733
Large Cap Select Fund	1,525,005
Large Cap Value Fund	1,472,523
Equity Income Fund	8,129,359

SHAREHOLDER MEETING

At a special meeting of the Shareholders of the Technology Fund (now called the Small-Mid Cap Core Fund) on September 26, 2005, the shareholders voted to approve the following proposal:

Approval of a change in the fund's policy of concentrating its investments in the technology industry, to a policy of not concentrating its investments in a particular industry.

At the meeting, shareholders approved this proposal as follows:

Shared Voted For	Shares Voted Against	Shares Abstained
4,111,930	370,813	451,816

FIRST AMERICAN FUNDS Annual Report 2005

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commision's website at http://www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds' Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commision's website at http://www.sec.gov. In addition, you may review and copy the funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make complete portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 days of the quarter end.

APPROVAL OF THE FUNDS' INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Directors of the Funds (the "Board"), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds' advisory agreement with U.S. Bancorp Asset Management, Inc. ("USBAM"). In addition to determining whether to renew the agreement with USBAM, the Board also is responsible for determining whether to approve subadvisory agreements for the Funds.

At a meeting on May 3-5 2005, the Board considered information relating to the Funds' investment advisory agreement with USBAM (the "Agreement") and, with respect to the International Fund, information relating to the sub-advisory agreement between USBAM and J.P. Morgan Investment Management Inc. ("JP Morgan") (the "Sub-Advisory Agreement"). In advance of the meeting, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 20-22, 2005, the Board concluded its consideration of and approved the Agreement and the Sub-Advisory Agreement through June 30, 2006.

Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM's services to the Fund, (2) the investment performance of the Fund, (3) the profitability of USBAM related to the Fund, including an analysis of USBAM's cost of providing services and comparative expense information, (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these economies of scale, and (5) other benefits that accrue to USBAM through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreements.

Before approving the Agreement and the Sub-Advisory Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by USBAM and the terms of the Agreement and the Sub-Advisory Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund and that the Sub-Advisory Agreement is fair and in the interests of the shareholders of the International Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by USBAM to each Fund, and the nature, quality and extent of the services provided by JP Morgan to the International Fund.

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

For the Funds other than the International Fund, the Board reviewed USBAM's key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, USBAM has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that USBAM's duties with respect to each Fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund's distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered USBAM's representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

With respect to the International Fund, the Board examined the nature, quality and extent of the services provided by JP Morgan and reviewed JP Morgan's key personnel who provide investment management services to the Fund. The Board noted that, under the Sub-Advisory Agreement, JP Morgan has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies and restrictions, subject to the supervision of USBAM and review by the Board. The Board further considered that JP Morgan's duties with respect to the International Fund include investment research and stock selection and adherence to the Fund's investment policies and restrictions. The Board noted that, under the Agreement, USBAM is responsible for monitoring the performance of JP Morgan as well as various organizations providing services to the International Fund, including the Fund's distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered USBAM's representation that the services provided by JP Morgan under the Sub-Advisory Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board considered compliance reports about USBAM and JP Morgan from the Fund's Chief Compliance Officer (CCO).

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services provided by USBAM under the Agreement and (ii) the International Fund is likely to benefit from the nature, extent and quality of the services provided by JP Morgan under the Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the Fund performed versus its benchmark index.

Balanced Fund. The Board considered that the Fund significantly outperformed both its benchmark index and its performance universe for the year ended February 28, 2005. For longer periods, the Fund generally underperformed both its benchmark index and the performance universe. The Board noted, however, that the Fund's current management team has been in place only since 2004. Thus, the underperformance for longer time periods is attributable to a former management team. The Board concluded that, in light of the Fund's good relative performance over the last year, which was achieved by its new management team, it would be in the interest of the Fund and its shareholders to renew the Agreement and to continue to allow the current management team to develop its performance record with the Fund.

Equity Income Fund. The Board considered that the Fund's performance was comparable to that of its benchmark for the one-year period ended February 28, 2005 and that the Fund outperformed the benchmark for the five-year period ended February 28, 2005. While the Fund's performance was below the median of its performance universe for the one-, three-, five- and ten-year periods ended February 28, 2005, the Board considered USBAM's assertion that the performance universe included a number of funds which had different investment restrictions and styles than those of the Fund. USBAM represented to the Board that this difference contributed to the Fund's underperformance compared to its performance universe. In light of this discrepancy, the Board compared the Fund's performance to the performance of a custom performance universe which USBAM indicated provided a more meaningful comparison. The Board noted that the Fund's performance compared favorably to this custom performance universe for the five- and ten-year periods, although it still lagged for the more recent periods The Board concluded that, in light of the Fund's positive long-term performance vis-à-vis

FIRST AMERICAN FUNDS Annual Report 2005

its benchmark and the custom performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement, while continuing to monitor the Fund's performance closely.

International Fund. The Board noted that the Fund has underperformed both its benchmark and its performance universe for the one-, three- and five-year periods ended February 28, 2005. The Board considered, however, that the Fund's new sub-adviser, JP Morgan, did not begin managing the Fund until December 2004 and that JP Morgan, therefore, is not responsible for the performance record reviewed by the Board. The Board concluded that, in light of JP Morgan's very limited period of managing the Fund, it would be in the interest of the Fund and its shareholders to renew the Agreement and the Sub-Advisory Agreement and to closely monitor the performance record that JP Morgan develops as subadviser to the Fund.

Large Cap Growth Opportunities Fund. The Board considered that the Fund significantly outperformed both its benchmark index and its performance universe for the one-, three- and five-year periods ended February 28, 2005. The Fund underperformed both its benchmark index and its performance universe for the ten-year period ended February 28, 2005, but the Board noted that this underperformance could be attributed to a former management team. The Board concluded that, in light of the Fund's strong performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Select Fund. The Board considered that the Fund significantly outperformed both its benchmark index and its performance universe for the one-year period ended February 28, 2005, and that the Fund's performance since inception (January 31, 2003) through February 28, 2005 was only slightly below that of its benchmark. The Board concluded that, in light of the Fund's recent strong performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Large Cap Value Fund. The Board noted that the Fund significantly outperformed its performance universe for the one-year period ended February 28, 2005, although it did underperform its benchmark. The Board also noted that the Fund's performance was below that of its performance universe and its benchmark for the three-, five- and ten-year periods ended February 28, 2005. The Board, however, also considered the management transitions that have occurred during the past five years, and that USBAM is currently seeking a new manager. The Board concluded that, in light of these facts, it would be in the interest of the Fund and its shareholders to renew the Agreement, while continuing to closely monitor USBAM's search for a new team and the performance of the Fund.

Mid Cap Growth Opportunities Fund. The Board considered that the Fund significantly outperformed both its benchmark index and its performance universe for the one-, three-, five- and ten-year periods ended February 28, 2005. The Board concluded that, in light of this performance, it would be in the interest of the Fund and its shareholders to renew the Agreement with respect to the Fund.

Mid Cap Value Fund. The Board considered that the Fund outperformed both its benchmark index and its performance universe for the one-year period ended February 28, 2005. In addition, the Board noted that the Fund's three- and five-year performance also was strong, although somewhat below the benchmark for the five-year period. While the Fund underperformed both its benchmark index and its performance universe for the ten-year period ended February 28, 2005, the Board noted that this underperformance could be attributed primarily to a former management team. The Board concluded that, in light of the Fund's strong recent performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Real Estate Securities Fund. The Board considered that the Fund's performance was better than or comparable to that of its benchmark index and its performance universe for the one-, three- and five-year periods ended February 28, 2005 and for the period since inception in 1995 through February 28, 2005. The Board concluded that, in light of this performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small Cap Growth Opportunities Fund. The Board noted that the Fund outperformed its benchmark for the three- and five-year periods ended February 28, 2005 and for the period since inception in 1995 through February 28, 2005. The Board also considered that the Fund's performance was below that of its performance universe for the one-, three- and five-year periods ended February 28, 2005. The Board considered, however, USBAM's assertion that the Fund's performance should

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

be compared to a universe of small-cap growth funds, rather than the universe of small-cap core funds provided by the independent data service, because the new portfolio management team does not manage the Fund as a micro-cap fund (which the prior management team did). When compared to a small- cap growth universe, the Fund outperformed for the three- and five-year periods ended February 28, 2005. Finally, the Board considered that the current portfolio management team has been in place for less than one year, and that any underperformance for that one-year period could be attributed to the transition to that new management team. The Board concluded that, in light of the Fund's outperformance of both its benchmark and the small-cap growth fund universe for the three- and five-year periods, and the Fund's new management team, it would be in the interest of the Fund and its shareholders to renew the Agreement and to closely monitor the performance record that the new management team develops.

Small Cap Select Fund. The Board noted that the Fund's performance was in line with its benchmark and performance universe for the three-, five- and ten-year periods ended February 28, 2005. The Board also considered that, while the Fund's performance was significantly below that of its benchmark and its performance universe for the one-year period ended February 28, 2005, the Fund significantly exceeded its benchmark for the five-year period. The Board considered that current Fund management has been in place for less than one year, and that the underperformance for that first year could be attributed to the transition to the new management team. The Board concluded that, in light of the Fund's new management team and the Fund's competitive long-term performance, it would be in the interest of the Fund and its shareholders to renew the Agreement and to monitor the performance record that the new management team develops.

Small Cap Value Fund. The Board noted that the Fund outperformed both its benchmark and its performance universe for the year ended February 28, 2005. Furthermore, the Fund outperformed its performance universe for the three-, five- and ten-year periods, although it underperformed the benchmark for each of these periods. The Board concluded that, in light of the Fund's strong recent performance, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Small-Mid Cap Core Fund. The Board noted that the Fund's performance was below that of its benchmark and its performance universe for the one-, five- and ten-year periods ended February 28, 2005. The Board also considered, however, that the Fund soon would be converted to a small- and mid-cap core fund, with a different management team and different investment objectives and policies. In light of the impending change, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreement and to closely monitor the performance record developed by the Fund in its new form.

Costs of Services and Profits Realized by USBAM

The Board reviewed USBAM's estimated costs in serving as the Funds' investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the reported profitability of USBAM and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by USBAM and of comparable funds managed by other advisers. The Board found that while the management fees for USBAM's institutional separate accounts are lower than the Funds' management fees, the Funds receive additional services from USBAM that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund's advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund's expense ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board asked USBAM to articulate its pricing philosophy. USBAM responded that it attempts generally to maintain each Fund's total operating expenses at a level that approximates its peer group median expense ratio. In addition, USBAM committed to waive its investment advisory fees to the extent necessary to maintain the Funds' total expense ratios at levels generally in line with their respective peer groups. Consistent with this pricing philosophy, and after discussions with the Board, USBAM proposed certain changes to the advisory fees and expense ratios of the Funds, as discussed in more detail below. The Board concluded that USBAM's pricing philosophy is a reasonable one and, after taking into account USBAM's proposed changes to advisory fees and expense ratios, that the Funds' advisory fees and expense ratios are reasonable in light of the services provided.

FIRST AMERICAN FUNDS Annual Report 2005

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

Balanced Fund. The Board considered that, after waivers, the Fund's advisory fee is significantly lower and the Fund's expense ratio is slightly lower than the peer group median (even though, ignoring the waivers, the Fund's contractual advisory fee is slightly higher than that of its peer group median) The Board then considered USBAM's proposal to increase its voluntary expense cap for the Fund by 0.05%, which would lower the Fund's expense ratio from 1.15% to 1.10%. The Board noted that this change would bring the Fund to within 3 basis points of the peer group median expense ratio of 1.07%. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap change, are reasonable.

Equity Income Fund. The Board considered that, after waivers, the Fund's advisory fee is close to the peer group median advisory fee and the Fund's expense ratio is slightly lower than the peer group median expense ratio. The Board also considered that the Fund's contractual advisory fee is slightly higher than the peer group median advisory fee. The Board then considered USBAM's proposal to remove the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would have remained competitive. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

International Fund. The Board noted that the Fund's advisory fee, both before and after waivers, is higher than that of its peer group median, as is the Fund's total expense ratio after waivers. To bring the Fund's total expense ratio more closely in line that of its peer group median, the Board and USBAM agreed to contractually decrease the advisory fee from 1.10% to 1.00% and to cap total Fund expenses at 1.52%. The Board noted that although the Fund's advisory fee will continue to be higher than that of its peer group median, the expense cap change would bring the Fund to within 10 basis points of the peer group median expense ratio of 1.42%. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the contractual decrease in the advisory fee and the expense cap change, are reasonable.

Large Cap Growth Opportunities Fund. The Board considered that the Fund's contractual advisory fee is equal to the peer group median advisory fee. The Board also considered that, after waivers, the Fund's advisory fee and expense ratio are lower than the peer group median expense ratio. The Board then considered USBAM's proposal to remove the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would have still been lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

Large Cap Select Fund. The Board considered that the Fund's advisory fee, both contractual and after waivers, and its expense ratio after waivers are lower than the peer group median. The Board then considered USBAM's proposal to remove the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would still have been lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

Large Cap Value Fund. The Board considered that, after waivers the Fund's advisory fee and expense ratio are lower than the peer group median (even though, if the waivers were ignored, the Fund's contractual advisory fee is slightly higher than that of its peer group median). The Board then considered USBAM's proposal to remove the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would have continued to be competitive. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

Mid Cap Growth Opportunities Fund. The Board considered that the Fund's advisory fee, both contractual and after waivers, and its expense ratio after waivers are lower than the peer group median. The Board then considered USBAM's proposal to remove the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would still have been lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

Mid Cap Value Fund. The Board considered that the Fund's advisory fee, both contractual and after waivers, and its expense ratio after waivers are lower than the peer group median. The Board then considered USBAM's proposal to remove

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would still have been lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

Real Estate Securities Fund. The Board considered that the Fund's advisory fee, both contractual and after waivers, and its expense ratio after waivers are lower than the peer group median. The Board then considered USBAM's proposal to remove the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would still have been lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

Small Cap Growth Opportunities Fund. The Board considered that the Fund's advisory fee, both contractual and after waivers, and its expense ratio after waivers are higher than the peer group median. To bring the Fund's total expense ratio more closely in line with that of its peer group median, the Board and USBAM agreed to contractually decrease the advisory fee from 1.40% to 1.00% and to cap total Fund expenses at 1.47%. The Board noted that although the Fund's advisory fee would continue to be higher than the peer group median, the expense cap change would bring the Fund to within 10 basis points of the peer group median expense ratio of 1.37%. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the contractual decrease in the advisory fee and the expense cap change, are reasonable.

Small Cap Select Fund. The Board considered that the Fund's advisory fee, both contractual and after waivers, and its expense ratio after waivers are lower than the peer group median. The Board then considered USBAM's proposal to remove the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would still have been lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

Small Cap Value Fund. The Board considered that the Fund's advisory fee, both contractual and after waivers, and its expense ratio after waivers are lower than the peer group median. The Board then considered USBAM's proposal to remove the expense cap for the Fund. The Board noted that, absent the expense cap, the Fund's total expense ratio for its last fiscal year would still have been lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.

Small-Mid Cap Core Fund. The Board considered that the Fund's contractual advisory fee and its expense ratio after waivers are lower than the peer group median. The Board also considered that the Fund's advisory fee after waivers is approximately equal to the peer group median. The Board then considered USBAM's proposal to remove the expense cap for the Fund. Absent the expense cap, the Fund's total expense ratio for its last fiscal year would still have been lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap removal, are reasonable.
Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund's investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by USBAM, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although most Funds do not have advisory fee breakpoints in place, USBAM has committed to waive advisory fees to the extent necessary to keep each Fund's total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The median total expense ratio of a Fund's peer group will necessarily reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group. Therefore, by capping a Fund's total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds' advisory fee schedules. In light of USBAM's commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

FIRST AMERICAN FUNDS Annual Report 2005

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the Funds, the Board noted that USBAM and certain of its affiliates serve the Funds in various capacities, including as advisor, administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by USBAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered USBAM's use of the Funds' portfolio brokerage transactions to obtain research. The Board concluded, based on its own review and on representations of USBAM, that USBAM's use of "soft" commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of each Fund and its shareholders.

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF, since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997.	Retired; Vice President, Cargo – United Airlines, from July 2001 through July 2004; Vice President, North America – Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001.	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	Cleveland-Cliffs Inc (a producer of iron ore pellets)

FIRST AMERICAN FUNDS Annual Report 2005

Independent Directors - continued

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 1984.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, Excensus(TM) LLC, a strategic demographic planning and application development firm, since 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF's Board since September 1997; Director of FAIF since June 1991.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex; eleven registered investment companies, including fifty-five portfolios.	None

†  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

FIRST AMERICAN FUNDS Annual Report 2005

NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001.	Chief Executive Officer of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Chief Executive Officer of First American Asset Management from December 2000 to May 2001 and of Firstar Investment & Research Management Company ("FIRMCO") from February 2001 to May 2001; prior to that, Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray.

Mark S. Jordahl U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001.	Chief Investment Officer of U.S. Bancorp Asset Management, Inc., since September 2001; prior thereto, President and Chief Investment Officer, ING Investment Management–Americas, from September 2000 to June 2001; prior to that, Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp.

Jeffery M. Wilson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000.	Senior Vice President of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Charles D Gariboldi, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004.	Mutual Fund Treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto, Vice President of investment accounting and Fund Treasurer for Thrivent Financial for Lutherans.

Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965) *	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005.	Assistant Treasurer, U.S. Bancorp Asset Management, Inc., since September 2005; prior thereto, Director, Senior Project Manager, U.S. Bancorp Asset Management, Inc., from May 2003; prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since February 2005.	Chief Compliance Officer for First American Funds and U.S. Bancorp Asset Management, Inc., since February 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004; prior to that, Vice President Charles Schwab & Co,. Inc

Kathleen L. Prudhomme U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998.	Deputy General Counsel, U.S. Bancorp Asset Management, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004.	Attorney for U.S. Bancorp Asset Management, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans from 2001 to 2004; prior to that, Consultant, Principal Financial Group.

FIRST AMERICAN FUNDS Annual Report 2005

Officers - continued

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
James R. Arnold 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003.	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; prior thereto, Senior Administration Services Manager, UMB Fund Services, Inc.

Douglas G. Hess 615 E. Michigan Street Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001.	Vice President, U.S. Bancorp Fund Services, LLC.

*  Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui and Agnew, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and administrator for FAIF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and serves as Transfer Agent for FAIF.

FIRST AMERICAN FUNDS Annual Report 2005

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Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.

Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.

Retired; former Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.

Retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Investment Funds, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Investment Funds, Inc.

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Investment Funds, Inc.

Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.

Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended September 30, 2005. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

ADMINISTRATOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

220 South Sixth Street

Suite 1400

Minneapolis, Minnesota 55402

COUNSEL

Dorsey & Whitney LLP

50 South Sixth Street

Suite 1500

Minneapolis, Minnesota 55402

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0288-05  11/2005  AR-EQUITY

2005 Annual Report

First American Income Funds

First American Income Funds invest in taxable bonds, which are debt obligations issued by a government, federal agency, or corporation to raise money. Investors lend money to the issuer until the bond matures and, in exchange, receive regular interest payments at a predetermined rate. Income funds generate income that is normally subject to federal, state, and local taxes.

Message to Shareholders	1
Report of Independent Registered Public Accounting Firm	26
Schedule of Investments	27
Statements of Assets and Liabilities	56
Statements of Operations	60
Statements of Changes in Net Assets	62
Financial Highlights	64
Notes to Financial Statements	74
Notice to Shareholders	86

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

FIRST AMERICAN INVESTMENT FUNDS, INC.
PROSPECTUS SUPPLEMENT DATED NOVEMBER 7, 2005

This supplement updates the following Prospectuses dated January 31, 2005:

First American Income Funds Class A, Class B and Class C Shares Prospectus (as previously supplemented July 1, 2005)

First American Income Funds Class R Shares Prospectus

First American Income Funds Class Y Shares Prospectus (as previously supplemented July 1, 2005)

Selected First American Funds Class A Shares Prospectus

For each share class, this supplement, any previous supplement, and the applicable Prospectus dated January 31, 2005 together constitute a current Prospectus. To request a copy of a Prospectus, please call 800-677-FUND.

Information regarding the portfolio managers primarily responsible for the management of High Income Bond Fund, which is set forth in each Prospectus under the heading "Additional Information - Management - Portfolio Management," is supplemented by the following:

John T. Fruit, CFA, Senior Fixed-Income Portfolio Manager, has been appointed as an additional co-manager of High Income Bond Fund. Prior to joining U.S. Bancorp Asset Management as a senior credit research analyst in 2001, Mr. Fruit was employed at Aid Association for Lutherans as a fixed-income analyst/trader. He also previously did analysis and institutional trading for Arbor Research and Trading and worked in sales and trading in securities lending and fixed income for the firm. Mr. Fruit has more than 17 years of financial industry experience. Douglas P. Hedberg will continue to act as the fund's primary portfolio manager and Philip A. Melville will continue to act as a co-manager.

IF YOU HAVE ANY QUESTIONS REGARDING THIS PROSPECTUS SUPPLEMENT, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL, OR YOU MAY CALL FIRST AMERICAN FUNDS INVESTOR SERVICES AT 800-677-FUND.

This is not part of the annual report.

(This page has been left blank intentionally.)

Message to SHAREHOLDERS  November 14, 2005

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended September 30, 2005.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

/s/ Virginia L. Stringer	/s/ Thomas S. Schreier, Jr.

Virginia L. Stringer	Thomas S. Schreier, Jr.
Chairperson of the Board	President
First American Investment Funds, Inc.	First American Investment Funds, Inc.

FIRST AMERICAN FUNDS Annual Report 2005

1

Core Bond fund

Investment Objective: high current income consistent with limited risk to capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Core Bond Fund (the "fund"), Class Y shares, returned 3.01% for the fiscal year ended September 30, 2005 (Class A shares returned 2.75% without taking the sales charge into account). By comparison, the fund's benchmark, the Lehman Aggregate Bond Index*, returned 2.80% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

While the Fed's measured approach to tightening monetary policy helped foster stability in the bond market, it had little effect on long-term rates, which remained low as short-term rates inched higher. As a result, the flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made bonds with maturities of 10 years or longer more attractive than their shorter-term counterparts. Given strong corporate profits, corporate bonds enjoyed continued strong performance, though increasingly there have been indications that the credit cycle has passed its peak.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

The fund's strategic positioning to take advantage of the flattening yield curve by underweights in intermediate-term bonds accounted for a significant portion of the fund's outperformance relative to the index. With lower-quality issues outperforming higher-rated bonds, the fund benefited from an overweight in BBB-rated credit throughout most of the fiscal year. An overweight in mortgage-backed securities, as well as overweights in asset-backed securities and commercial mortgage-backed securities, also added value.

What strategic moves were made by the fund and why?

The fund gradually trimmed its overweight in BBB-rated bonds, as these issues performed increasingly well. By the end of the reporting period, the fund shifted to a modest underweight in BBB-rated bonds and remained underweight in higher-quality corporate issues as well. Though this transition was driven chiefly by less attractive valuations rather than the fundamental economic developments, we believe that the credit cycle has peaked and that an increase in shareholder friendly activity (mergers and acquisitions, leveraged buyouts, share buybacks, etc,) makes corporate bonds less appealing. Although we believe rates will continue to increase, we view current valuations on mortgage-backed securities as attractive and are overweight in this position. We continue to emphasize high-quality collateral in the mortgage-backed and asset-backed markets as the economic expansion matures and credit risk for consumers increases. We believe the continued economic growth and mounting inflationary pressures will drive the interest rates upward; accordingly the fund's duration is shorter than the benchmark.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20051  (% of net assets)

Mortgage-Backed	48.6%
U.S. Treasury	19.1
Asset-Backed	16.7
Corporate Bond	8.9
U.S. Government Agency	4.9
Cash Equivalents	2.9
Other Assets and Liabilities, Net	(1.1)
100%

Credit Quality Distribution as of September 30, 20052  (% of market value)

AAA/Aaa	88.0%
AA/Aa	1.9
A/A	1.8
BBB/Baa	8.3
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

FIRST AMERICAN FUNDS Annual Report 2005

2

Core Bond fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	(1.61)%	4.78%	5.21%	-	-
Class B	(2.94)%	4.56%	4.90%	-	-
Class C	1.00%	4.90%	-	4.05%	-
Average annual return without sales charge (NAV)
Class A	2.75%	5.68%	5.67%	-	-
Class B	2.00%	4.89%	4.90%	-	-
Class C	1.99%	4.90%	-	4.05%	-
Class R	2.51%	-	-	-	4.15%
Class Y	3.01%	5.95%	5.94%	-	-
Lehman Aggregate Bond Index[2]	2.80%	6.62%	6.55%	5.83%	5.24%

Value of $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/1995 to 9/30/2005) as compared to the Lehman Aggregate Bond Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

3

Core Bond fund continued

Expense Example

As a shareholder of the Core Bond Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,019.00	$4.81
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class B Actual[2]	$1,000.00	$1,015.30	$8.59
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
Class C Actual[2]	$1,000.00	$1,016.20	$8.59
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
Class R Actual[2]	$1,000.00	$1,018.40	$6.07
Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07
Class Y Actual[2]	$1,000.00	$1,021.20	$3.55
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.95%, 1.70%, 1.70%, 1.20% and 0.70% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 1.90% for Class A, 1.53% for Class B, 1.62% for Class C, 1.84% for Class R, and 2.12% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

4

High Income Bond fund

Investment Objective: high current income

How did the fund perform for the fiscal year ended September 30, 2005?

The First American High Income Bond Fund (the "fund"), Class Y shares, returned 7.01% for the fiscal year ended September 30, 2005 (Class A shares returned 6.74% without taking the sales charge into account). By comparison, the fund's benchmark, the Lehman Corporate High Yield Index*, returned 6.71% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation has risen with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

While the Fed's measured approach to tightening monetary policy helped foster stability in the bond market, it had little effect on long-term rates, which remained low as short-term rates inched higher. As a result, the flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made bonds with maturities of 10 years or longer more attractive than their shorter-term counterparts. Given strong corporate profits, high-yield credit enjoyed continued strong performance, though increasingly there have been indications that the credit cycle has passed its peak.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

Most of the decisions that affected the fund during the fiscal year were related to individual security selections. Benefiting the fund were overweights in corporate bonds that outperformed the benchmark through much of the reporting period: Allegheny Technologies, Case New Holland, Dobson Cellular, McDermott International, North American Energy, Roundy's, and Witco Chemical.

In terms of credit quality, the fund benefited from an overweight to CCC-rated securities in the fall of 2004, when these issues handily outperformed others in the high-yield area. Later on during the fiscal year, the fund's position in BBB-rated securities helped us weather the weak spell in the high-yield market. Also contributing to the good returns were positions taken in emerging markets.

On the downside, adverse security selection detracted somewhat from the fund's performance, with overweights to bonds that underperformed, including Calpine, Collins & Aikman, Delphi, Elan, Intelsat, Mercer, and Tembec.

What strategic moves were made by the fund and why?

Due to increasing concern about the maturing credit cycle, we improved the overall quality of the fund by eliminating the overweight in CCC-rated debt early in 2005. Similarly, we began to shift emphasis from idiosyncratic risk (large positions in single names) to market risk, reducing a number of large overweights in individual names while increasing our exposure to derivative products where the underlying credit risk is diversified among a large number of corporate issuers. During the year, we tactically invested in emerging market debt, specifically sovereign debt (issued by national governments).

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20051  (% of net assets)

Corporate Bond	93.8%
Asset-Backed	2.6
Cash Equivalents	1.4
Preferred Stock	0.9
Common Stock	0.1
Other Assets and Liabilities, Net	1.2
100%

Credit Quality Distribution as of September 30, 20052  (% of market value)

AAA/Aaa	2.9%
BBB/Baa	4.1
BB/Ba	31.2
B/B	44.5
CCC/Caa	15.3
CC/Ca	0.3
C/C	0.1
Non-Rated	1.6
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

FIRST AMERICAN FUNDS Annual Report 2005

5

High Income Bond fund continued

Annual Performance1  as of September 30, 2005

		Since Inception
	1 year	8/30/2001	9/24/2001
Average annual return with sales charge (POP)
Class A	2.20%	5.46%	-
Class B	0.99%	5.48%	-
Class C	4.97%	5.81%	-
Average annual return without sales charge (NAV)
Class A	6.74%	6.58%	-
Class B	5.97%	5.87%	-
Class C	5.96%	5.81%	-
Class R	6.23%	-	7.85%
Class Y	7.01%	6.89%	-
Lehman Corporate High Yield Index[2]	6.71%	8.96%	11.13%

Value of $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 8/30/2001 to 9/30/2005) as compared to the Lehman Corporate High Yield Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

The fund invests in lower-rated and non-rated securities which present a greater risk of loss to principal and interest than higher-rated securities.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity. Payment-in-kind bonds, Eurobonds, and emerging markets debt securities are excluded, but SEC-registered Canadian and global bonds of issuers in non-emerging countries are included. Original issue zero coupon bonds, step-up coupon structures, and Rule 144A securities are also included.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

6

High Income Bond fund continued

Expense Example

As a shareholder of the High Income Bond Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2,3]	$1,000.00	$1,038.40	$5.37
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class B Actual[2,3]	$1,000.00	$1,034.70	$9.18
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class C Actual[2,3]	$1,000.00	$1,034.70	$9.18
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class R Actual[2,3]	$1,000.00	$1,036.60	$6.64
Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58
Class Y Actual[2,3]	$1,000.00	$1,039.70	$4.09
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.05%, 1.80%, 1.80%, 1.30% and 0.80% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 3.84% for Class A, 3.47% for Class B, 3.47% for Class C, 3.66% for Class R, and 3.97% for Class Y.

3Prior to July 1, 2005, the contractual limitation on annual expenses was 1.00%, 1.75%, 1.75%, 1.25% and 0.75% for Class A, Class B, Class C, Class R and Class Y, respectively. Effective July 1, 2005, the contractual limitation on annual expenses for each class was increased to 1.10%, 1.85%, 1.85%, 1.35%, and .085% for Class A, Class B, Class C, Class R, and Class Y respectively. If this new limitation had been in place during the entire period, actual and hypothetical ending account balances would have been $1,038.15 and $1,019.55 for Class A, $1,034.44 and $1,015.79 for Class B, $1,034.44 and $1,015.79 for Class C, $1,036.35 and $1,018.30 for Class R, and $1,039.44 and $1,020.81 for Class Y and actual and hypothetical expenses paid during the period would have been $5.62 and $5.57 for Class A, $9.44 and $9.35 for Class B, $9.44 and $9.35 for Class C, $6.89 and $6.83 for Class R and $4.35 and $4.31 for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

7

Inflation Protected Securities fund

Investment Objective: provide investors with total return while providing protection against inflation

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Inflation Protected Securities Fund (the "fund") Class Y shares, returned 5.24% for the fiscal year ended September 30, 2005 (Class A shares returned 4.93% without taking the sales charge into account). By comparison, the fund's benchmark, the Lehman Treasury Inflation Protected Securities Index*, returned 5.90% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The Fed's measured approach to tightening monetary policy helped foster stability in the bond market, keeping long-term rates anchored while short-term rates moved higher. As a result, the yield curve flattened. Given strong corporate profits, corporate bonds enjoyed continued strong performance, though increasingly there have been indications that the credit cycle has passed its peak.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

Treasury Inflation-Protected Securities (TIPS) did not enjoy particularly strong performance during this fiscal year, underperforming dramatically during the second quarter and recovering thereafter. As yield spreads between five-year and 30-year Treasuries narrowed dramatically throughout the reporting period, the fund's overweight in longer maturities was a positive contributor to performance. The non-TIPS allocation was beneficial to the fund in the second quarter, when TIPS underperformed, but non-TIPS bonds gave back gains when TIPS recovered in the third quarter. The fund's underweight in short-maturity TIPS detracted from performance, as these bonds – especially the two-year sector – outperformed other Treasuries, their principal value increasing as a result of the inflationary change triggered by rising energy prices. We adjusted the fund's duration tactically as rates moved up or down within the market range throughout the fiscal year.

What strategic moves were made by the fund and why?

With yield curve spreads much compressed, we've reduced our position in longer-maturity TIPS, increasing our holdings in bonds with five-year maturities. Because of tight spreads, we eliminated our exposure to emerging market and high-yield bonds (which accounted for 5% of the portfolio), and we are looking for a more advantageous point at which to resume holding these securities. We continue to hold short-duration asset-backed and commercial mortgage-backed securities, a good alternative to holding short-end TIPS, which tend to be volatile with energy price movements.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20051  (% of net assets)

U.S. Treasury	89.6%
U.S. Government Agency	4.9
Asset-Backed	2.1
Corporate Bond	1.1
Cash Equivalent	0.7
Mortgage-Backed	0.5
Other Assets and Liabilities, Net	1.1
100%

Credit Quality Distribution as of September 30, 20052  (% of market value)

AAA/Aaa	97.6%
AA/Aa	1.9
A/A	0.3
BB/Ba	0.2
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

FIRST AMERICAN FUNDS Annual Report 2005

8

Inflation Protected Securities fund continued

Annual Performance1  as of September 30, 2005

Since Inception
10/1/2004
Average annual return with sales charge (POP)
Class A	0.51%
Class C	3.18%
Average annual return without sales charge (NAV)
Class A	4.93%
Class C	4.18%
Class R	4.81%
Class Y	5.24%
Lehman TIPS (Treasury Inflation Protected Securities) Index[2]	5.90%

Value of $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 10/01/2004 to 9/30/2005) as compared to the Lehman TIPS Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A Shares and the maximum contingent deferred sales charge ("CDSC") for Class C shares for the relevant period. Maximum CDSC is 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of inflation-protected securities issued by the US Treasury that have at least one year to final maturity, at least $250 million par amount outstanding, and are investment-grade rated (Baa or better).

3  Performance for Class C and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

9

Inflation Protected Securities fund continued

Expense Example

As a shareholder of the Inflation Protected Securities Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,027.70	$4.32
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class C Actual[2]	$1,000.00	$1,024.10	$8.12
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09
Class R Actual[2]	$1,000.00	$1,026.80	$5.59
Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class Y Actual[2]	$1,000.00	$1,028.90	$3.05
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 2.77% for Class A, 2.41% for Class C, 2.68% for Class R, and 2.89% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

10

Intermediate Government Bond fund

Investment Objective: provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Intermediate Government Bond Fund (the "fund"), Class Y shares, returned 1.43% for the fiscal year ended September 30, 2005 (Class A shares returned 1.40% without taking the sales charge into account). By comparison, the fund's benchmark, the Lehman Intermediate Treasury Bond Index*, returned 1.00% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation has been basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

While the Fed's measured approach to tightening monetary policy helped foster stability in the bond market, it had little effect on long-term rates, which remained low as short-term rates inched higher. As a result, the flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made bonds with maturities of 10 years or longer more attractive than their shorter-term counterparts.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

The fund's strategic positioning to take advantage of the flattening yield curve was the main contributor to performance: as the yield spread between the two-year and 10-year Treasury bonds collapsed throughout the fiscal year, the fund benefited from an overweight in longer maturities (mainly 10-year and, to a lesser extent, 10- to 15-year Treasuries). An overweight to agency bonds, which are not included in the fund's benchmark index, was another significant contributor to performance. On average, 50% of the portfolio was composed of agency bonds, which provided good returns. We adjusted the fund's duration tactically as rates moved up or down within the market range throughout the fiscal year.

What strategic moves were made by the fund and why?

During most of the fiscal year, the fund maintained an overweight in longer-maturity bonds in order to take advantage of the flattening yield curve. As yield curve spreads compressed, we reduced out overweight in long-maturity bonds, looking for further curve flattening to come more slowly. In line with this more defensive position, we also reduced the fund's overweight to agency bonds, particularly ones with longer maturities. We continue to approach the fund's duration tactically, remaining neutral relative to the index.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20051  (% of net assets)

U.S. Government Agency	97.9%
Other Assets and Liabilities, Net	2.1
100%

Credit Quality Distribution as of September 30, 20052  (% of market value)

AAA/Aaa	100.0%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

FIRST AMERICAN FUNDS Annual Report 2005

11

Intermediate Government Bond fund continued

Annual Performance1  as of September 30, 2005

		Since Inception
	1 year	10/25/2002
Average annual return with sales charge (POP)
Class A	(0.85)%	1.22%
Average annual return without sales charge (NAV)
Class A	1.40%	2.01%
Class Y	1.43%	2.11%
Lehman Intermediate Treasury Bond Index[2]	1.00%	2.34%

Value of $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 10/25/2002 to 9/30/2005) as compared to the Lehman Intermediate Treasury Bond Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A Shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and 10 years.

FIRST AMERICAN FUNDS Annual Report 2005

12

Intermediate Government Bond fund continued

Expense Example

As a shareholder of the Intermediate Government Bond Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,016.30	$3.77
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78
Class Y Actual[2]	$1,000.00	$1,017.10	$3.02
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 1.63% for Class A and 1.71% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

13

Intermediate Term Bond fund

Investment Objective: current income to the extent consistent with preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Intermediate Term Bond Fund (the "fund"), Class Y shares, returned 1.85% for the fiscal year ended September 30, 2005 (Class A shares returned 1.69% without taking the sales charge into account). By comparison, the fund's benchmark, the Lehman Intermediate Government/Credit Bond Index*, returned 1.50% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

The Fed's measured approach to tightening monetary policy helped foster stability in the bond market, keeping long-term rates anchored while short-term rates moved higher. As a result, the yield curve flattened. Given strong corporate profits, corporate bonds enjoyed continued strong performance, though increasingly there have been indications that the credit cycle has passed its peak.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

The fund's strategic positioning to take advantage of the flattening yield curve was the main contributor to performance: as the yield spread between the two-year and 10-year Treasury bonds collapsed throughout the fiscal year, the fund benefited from an overweight in longer maturities (mainly 10-year and, to a lesser extent, 10- to 15-year Treasuries). In general, our duration was neutral or short relative to the index – a fairly defensive position we assumed in view of the rising short-term interest rates. The fund's investments in nonindex securities (mainly structured products like mortgage-backed, commercial mortgage-backed, and asset-backed securities) paid off, as these sectors performed well for most of the reporting period. Our overweight in BBB-rated securities brought strong gains early in the fiscal period, but their performance declined later on, especially following the downgrades of Ford and General Motors bonds to junk status, which caused BBB-rated issues to underperform.

What strategic moves were made by the fund and why?

We moved to a sizeable underweight in corporate bonds because, while corporate earnings growth remains strong, the reward for credit risk is not compelling, especially in an environment increasingly characterized by shareholder friendly activity on the part of issuers (leveraged buyouts, share buybacks, etc.). The fund maintained an overweight in structured securities, principally asset-backed and commercial mortgage-backed. As we monitor the effects of rising interest rates, we continue to approach the fund's duration tactically, remaining modestly defensive relative to the index.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20051  (% of net assets)

U.S. Treasury	30.1%
Asset-Backed	21.4
Mortgage-Backed	20.8
Corporate Bond	14.8
U.S. Government Agency	11.8
Cash Equivalents	0.4
Other Assets and Liabilities, Net	0.7
100%

Credit Quality Distribution as of September 30, 20052  (% of market value)

AAA/Aaa	82.6%
AA/Aa	2.0
A/A	4.1
BBB/Baa	11.3
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

FIRST AMERICAN FUNDS Annual Report 2005

14

Intermediate Term Bond fund continued

Annual Performance1  as of September 30, 2005

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	(0.64)%	4.85%	5.31%
Average annual return without sales charge (NAV)
Class A	1.69%	5.33%	5.54%
Class Y	1.85%	5.47%	5.76%
Lehman Intermediate Government/Credit Bond Index[2]	1.50%	6.16%	6.12%

Value of $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 10/31/1995 to 9/30/2005) as compared to the Lehman Intermediate Government/Credit Bond Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index of Treasury Securities, other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities. In each case with maturities of one to 10 years.

FIRST AMERICAN FUNDS Annual Report 2005

15

Intermediate Term Bond fund continued

Expense Example

As a shareholder of the Intermediate Term Bond Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,016.20	$3.79
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class Y Actual[2]	$1,000.00	$1,017.10	$3.03
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 1.62% for Class A and 1.71% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

16

Short Term Bond fund

Investment Objective: current income while maintaining a high degree of principal stability

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Short Term Bond Fund (the "fund") Class Y shares returned 1.23% for the fiscal year ended September 30, 2005 (Class A shares returned 1.08% without taking the sales charge into account). By comparison, the fund's benchmark, the Lehman 1-3 Year Government/Credit Bond Index*, returned 1.19% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

While the Fed's measured approach to tightening monetary policy helped foster stability in the bond market, it had little effect on long-term rates, which remained low as short-term rates inched higher. As a result, the flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made bonds with longer maturities more attractive, helping five-year issues outperform their two-year counterparts.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

With its emphasis on short-term securities, fund's strategy is defensive, seeking to minimize risk to income from rate changes over the long term. Therefore, in an environment characterized by rising short-term rates, which adversely affect short-term bond yields, returns tend to be modest, as they indeed were during this fiscal year. The fund's positive performance came from a combination of sector weighting, duration strategy, and yield-curve positioning. The fund focused on generating income by overweighting sectors not included in its benchmark index; in this space, an overweight to asset-backed securities proved beneficial, as they performed very well during the fiscal year. An overweight to short-term mortgage products also added value. In terms of duration, we were defensively positioned (80% to 90% of the benchmark), which added to performance. An underweight in short-term Treasury bonds helped the fund benefit from the flattening yield curve, as the fund held a combination short reset-floating-rate securities and three- to five-year securities as a substitute. An overweight to BBB-rated corporate bonds held back performance during the spring months, when Ford and General Motors bonds were downgraded to junk status; but, in the context of the entire fiscal year, this period of underperformance had a negligible effect.

What strategic moves were made by the fund and why?

Because of the increase in shareholder friendly activity (mergers and acquisitions, leveraged buyouts, stock buybacks) in the corporate sector, we trimmed the fund's overweight position in BBB-rated corporate bonds, moving instead to asset-backed securities and to mortgage-backed securities. Generally, we have been reducing lower-quality risk and ensuring that the fund is well diversified by keeping allocations to individual names small. While we believe the Fed will continue to raise short-term rates, the tightening cycle is, in our view, nearing the end; accordingly, we have moved the fund's duration from short to neutral.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20051  (% of net assets)

Asset-Backed	33.5%
Mortgage-Backed	28.2
Corporate Bond	21.0
U.S. Treasury	11.1
U.S. Government Agency	4.9
Cash Equivalents	1.1
Other Assets and Liabilities, Net	0.2
100%

Credit Quality Distribution as of September 30, 20052  (% of market value)

AAA/Aaa	71.8%
AA/Aa	3.7
A/A	8.8
BBB/Baa	15.7
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

FIRST AMERICAN FUNDS Annual Report 2005

17

Short Term Bond fund continued

Annual Performance1  as of September 30, 2005

	1 year	5 years	10 years
Average annual return with sales charge (POP)
Class A	(1.17)%	3.39%	4.51%
Average annual return without sales charge (NAV)
Class A	1.08%	3.86%	4.75%
Class Y	1.23%	4.02%	4.84%
Lehman 1-3 Year Government/Credit Index[2]	1.19%	4.55%	5.25%

Value of $10,000 Investment1  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 9/30/1995 to 9/30/2005) as compared to the Lehman 1-3 Year Government/Credit Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares for the relevant period. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index of one-to-three-year Treasury securities, other securities issued or guaranteed by the U.S. Government or its agencies or Instrumentalities, and investment-grade corporate debt securities.

FIRST AMERICAN FUNDS Annual Report 2005

18

Short Term Bond fund continued

Expense Example

As a shareholder of the Short Term Bond Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,013.30	$3.79
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class Y Actual[2]	$1,000.00	$1,013.10	$3.03
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.75% and 0.60% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 1.33% for Class A and 1.31% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

19

Total Return Bond fund

Investment Objective: high current income consistent with prudent risk to capital

Change of fund name, strategy and index:

In May 2005, the fund changed its name from the First American Corporate Bond Fund to the First American Total Return Bond Fund (the "fund"). The new name reflects the key change in the fund's investment strategy: to expand risk-adjusted return opportunities, the fund now provides tactical allocation to nontraditional fixed-income sectors. These allocations, which can constitute up to 30% of the portfolio, include high yield (below-investment-grade corporate bonds with none rated lower than CCC), nondollar denominated bonds, and emerging market bonds (dollar-denominated bonds issued by governments and corporations in emerging markets such as Latin America, Asia, and Eastern Europe). At least 70% of the portfolio is composed of actively managed mortgage-backed, corporate, asset-backed, and U.S. Government securities. The benchmark for the fund was changed to the Lehman Aggregate Bond Index.

How did the fund perform for the fiscal year ended September 30, 2005?

The First American Total Return Fund, Class Y shares, returned 3.83% for the fiscal year ended September 30, 2005 (Class A shares returned 3.57% without taking the sales charge into account). By comparison, the fund's benchmark, the Lehman Aggregate Bond Index*, returned 2.80% for the same period. The fund's benchmark prior to its investment strategy changes, the Lehman U.S. Credit A/Baa Index*, returned 2.85% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal period. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

While the Fed's measured approach to tightening monetary policy helped foster stability in the bond market, it had little effect on long-term rates, which remained low as short-term rates inched higher. As a result, the flattening yield curve (i.e., a greater rise in short-term than in long-term rates) made bonds with maturities of 10 years or longer more attractive than their shorter-term counterparts. Given strong corporate profits, both investment-grade and high-yield credit enjoyed continued strong performance, though increasingly there have been indications that the credit cycle has passed its peak.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

The fund's strategic positioning to benefit from the flattening yield curve was a positive contributor to performance, as were the fund's positions in all three of its noncore sectors during the latter part of the period: emerging markets, high yield, and nondollar denominated bonds. Emerging markets enjoyed a particularly strong year, boosted both by fundamental improvements (notably improved public finances and improving credit ratings) and by the economic cycle, with growing demand for commodities and continued global growth making for positive trade flow and exports. An overweight in high-yield corporate bonds proved beneficial, as these issues enjoyed strong performance. The fund's positioning in asset-backed and mortgage-backed sectors, as well as issue selection within corporate bonds and mortgage-backed securities also added value.

What strategic moves were made by the fund and why?

With high-yield corporate bonds and, to a lesser extent, emerging market bonds becoming more expensive later in the second half of the fiscal year, we reduced their weights in the portfolio. This was primarily driven by less attractive valuations and, in the case of corporate bonds, increased risk to bondholders from the issuers' shareholder friendly activities (mergers and acquisitions, leveraged buyouts, share buybacks, etc.). In keeping with this more defensive position, we increased our holdings in U.S. Treasuries and high-quality mortgage-backed securities. We continue to view foreign bond markets as attractive relative to the United States, and although we expect some strength in the U.S. dollar in the near term, our longer-term outlook for the dollar is marginally negative.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20051  (% of net assets)

Mortgage-Backed	37.7%
U.S. Treasury	19.2
Asset-Backed	19.0
Corporate Bond	18.2
Cash Equivalents	4.8
U.S. Government Agency	1.7
Other Assets and Liabilities, Net	(0.6)
100%

Credit Quality Distribution as of September 30, 20052  (% of market value)

AAA/Aaa	80.1%
AA/Aa	1.0
A/A	5.3
BBB/Baa	9.2
BB/Ba	3.5
B/B	0.9
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

FIRST AMERICAN FUNDS Annual Report 2005

20

Total Return Bond fund continued

Annual Performance1  as of September 30, 2005

			Since Inception
	1 year	5 years	2/1/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(0.79)%	5.69%	5.96%	-
Class B	(2.16)%	5.47%	5.82%	-
Class C	1.72%	5.80%	5.93%	-
Average annual return without sales charge (NAV)
Class A	3.57%	6.62%	6.77%	-
Class B	2.81%	5.79%	5.95%	-
Class C	2.71%	5.80%	5.93%	-
Class R	3.40%	-	-	5.69%
Class Y	3.83%	6.86%	7.01%	-
Lehman U.S. Credit A/Baa Bond Index[2]	2.85%	7.82%	7.96%	6.66%
Lehman Aggregate Bond Index[3]	2.80%	6.62%	7.18%	5.24%

Value of $10,000 Investment1,4  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares (from 2/01/2000 to 9/30/2005) as compared to the Lehman U.S. Credit A/Baa Bond Index2 and the Lehman Aggregate Bond Index.3

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

A significant portion of the Fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The Fund may also invest in foreign securities. International investing involves risks not typically associated with domestic investing including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of fixed-rate, dollar-denominated U.S. corporate securities with at least one year to final maturity. Securities must be rated Baa or A based on the lower of Moody's and Standard & Poor's ratings, and must have a minimum issue size of $250 million. Rule 144A securities with registration rights are included in the index.

3  An unmanaged index comprised of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans. Previously, the fund used the Lehman U.S. Credit A/Baa Bond Index as a benchmark. Going forward, the fund will use the Lehman Aggregate Bond Index as a comparison, because its composition better matches the fund's investment strategies.

4  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

21

Total Return Bond fund continued

Expense Example

As a shareholder of the Total Return Bond Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,024.30	$5.07
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06
Class B Actual[2]	$1,000.00	$1,019.50	$8.86
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85
Class C Actual[2]	$1,000.00	$1,019.50	$8.86
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85
Class R Actual[2]	$1,000.00	$1,022.60	$6.34
Class R Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
Class Y Actual[2]	$1,000.00	$1,024.60	$3.81
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 1.00%, 1.75%, 1.75%, 1.25% and 0.75% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 2.43% for Class A, 1.95% for Class B, 1.95% for Class C, 2.26% for Class R, and 2.46% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

22

U.S. Government Mortgage fund

Investment Objective: high current income to the extent consistent with the preservation of capital

How did the fund perform for the fiscal year ended September 30, 2005?

The First American U.S. Government Mortgage Fund (the "fund"), Class Y shares returned 2.75% for the fiscal year ended September 30, 2005 (Class A shares returned 2.59% without taking the sales charge into account). By comparison, the fund's benchmark, the Lehman Mortgage-Backed Securities Index*, returned 3.29% for the same period.

What were the general economic and market conditions during the fiscal year?

Economic growth moderated but nevertheless continued at a solid pace over the course of the fiscal year. Solid economic growth, in turn, improved labor market conditions. While core inflation remained basically stable at a relatively low level, overall inflation rose with the continuing climb of energy prices during the past year. The combination of solid growth, lower unemployment, and the potential for higher energy prices to be reflected by broader inflation measures has kept the Fed incrementally raising the Fed Funds Rate at each Federal Open Market Committee meeting since June 2004.

While the Fed's measured approach to tightening monetary policy helped foster stability in the bond market, it had little effect on long-term rates, which remained low as short-term rates inched higher. The low, long-term rates boosted the housing market, which, along with the low-volatility environment promoted by the Fed's measured tightening, created a favorable market climate for mortgage-backed securities.

Underlying economic conditions remain generally favorable for the financial markets, although risks have risen with energy prices and the widespread disruption to activity from Hurricanes Katrina and Rita.

How did market conditions and investment strategies affect the fund's performance?

Mortgages performed reasonably well in the final quarter of 2004 and the first quarter of 2005, but their performance flagged thereafter, so in aggregate the returns were positive but unspectacular during the fiscal year. Rising interest rates, the flatter yield curve, and a lack of sufficient sponsorship from traditional mortgage investors like banks or government-sponsored enterprises all contributed to the somewhat lackluster sector performance. An overweight in the fund's nonagency mortgage position also added value, as these securities outperformed agency issues.

What strategic moves were made by the fund and why?

In view of the rising rates and slowing growth in the housing market, the fund has been making a transition to a more defensive posture, with emphasis on higher-quality mortgage-backed securities. Motivated by concern about extension risk (i.e., a lengthening in a security's duration due to the deceleration of prepayments), we have been focusing on higher-coupon issues and underweighting discount securities, which pose the greatest extension risk. To bolster stability, we have increased our position in seasoned paper (mortgages that have been outstanding for three to four years). We have also been acquiring higher-quality, nonagency securities in order to minimize potential risk. While we believe the Fed will continue to raise short-term rates, the tightening cycle is, in our view, nearing the end; accordingly, we have moved the fund's duration from short to neutral.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Portfolio Allocation as of September 30, 20051  (% of net assets)

Mortgage-Backed	112.4%
Asset-Backed	0.5
Cash Equivalent	3.1
Other Assets and Liabilities, Net	(16.0)
100%

Credit Quality Distribution as of September 30, 20052  (% of market value)

AAA/Aaa	97.4%
AA/Aa	2.4
A/A	0.2
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

FIRST AMERICAN FUNDS Annual Report 2005

23

U.S. Government Mortgage fund continued

Annual Performance1  as of September 30, 2005

				Since Inception
	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(1.81)%	4.35%	4.69%	-
Class B	(3.18)%	3.87%	4.37%	-
Class C	0.83%	-	-	2.90%
Average annual return without sales charge (NAV)
Class A	2.59%	5.25%	5.15%	-
Class B	1.72%	4.38%	4.37%	-
Class C	1.82%	-	-	2.90%
Class R	2.18%	5.08%	5.06%	-
Class Y	2.75%	5.41%	5.39%	-
Lehman Mortgage-Backed Securites Index[2]	3.29%	6.12%	6.46%	4.72%

Value of $10,000 Investment1,3  as of September 30, 2005

The chart above illustrates the total value of an assumed $10,000 investment in the fund's Class A and Class Y shares from (11/30/1995 to 9/30/2005) as compared to the Lehman Mortgage-Backed Securities Index.2

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Investment performance reflects fee waivers that are or were in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Direct investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the U.S. Government Mortgage Fund became the successor by merger to the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar U.S. Government Securities Fund. The Firstar U.S. Government Securities Fund was organized on November 27, 2000, and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

2  An unmanaged index comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. It is formed by grouping the universe of more than 600,000 individual fixed-rate MBS pools into approximately 3,500 generic aggregates. The aggregates included are priced daily using a matrix pricing routine based on trade price quotations by agency, program, coupon, and degree of seasoning.

3  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

FIRST AMERICAN FUNDS Annual Report 2005

24

U.S. Government Mortgage fund continued

Expense Example

As a shareholder of the U.S. Government Mortgage Fund (the "fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005, to September 30, 2005.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/01/05)	Ending Account Value (9/30/05)	Expenses Paid During Period[1] (4/01/05 to 9/30/05)
Class A Actual[2]	$1,000.00	$1,016.90	$4.80
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class B Actual[2]	$1,000.00	$1,012.10	$8.57
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
Class C Actual[2]	$1,000.00	$1,013.10	$8.58
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
Class R Actual[2]	$1,000.00	$1,014.70	$6.06
Class R Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07
Class Y Actual[2]	$1,000.00	$1,018.20	$3.54
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

1Expenses are equal to the fund's annualized expense ratio for the most recent six-month period of 0.95%, 1.70%, 1.70%, 1.20% and 0.70% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period).

2Based on the actual returns for the six months ended September 30, 2005: 1.69% for Class A, 1.21% for Class B, 1.31% for Class C, 1.47% for Class R, and 1.82% for Class Y.

FIRST AMERICAN FUNDS Annual Report 2005

25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Core Bond, High Income Bond, Inflation Protected Securities, Intermediate Government Bond, Intermediate Term Bond, Short Term Bond, Total Return Bond, and U.S. Government Mortgage Funds (series of First American Investment Funds, Inc.) (the "funds") as of September 30, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, except as noted below. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Intermediate Term Bond and U.S. Government Mortgage Funds for the periods presented through October 31, 2000, were audited by other auditors whose report dated December 29, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds' internal control of financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the funds listed above of First American Investment Funds, Inc. at September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 18, 2005

FIRST AMERICAN FUNDS Annual Report 2005

26

Schedule of Investments September 30, 2005

Core Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government Agency Mortgage-Backed Securities – 31.7%
Adjustable Rate (a) – 4.5%
FHLMC 4.917%, 05/01/25 #846757	$418	$428
4.743%, 04/01/29 #847190 (b)	3,606	3,690
4.997%, 03/01/30 #847180 (b)	4,791	4,918
4.833%, 07/01/30 #847240 (b)	5,012	5,130
4.728%, 06/01/31 #846984 (b)	2,345	2,375
FNMA Pool 4.835%, 08/01/30 #555843 (b)	11,577	11,875
4.921%, 03/01/31 #545359	1,711	1,747
4.700%, 09/01/33 #725553 (b)	4,070	4,149
5.289%, 11/01/34 #735054 (b)	14,052	14,095
5.000%, 05/01/35 #357883	20,464	20,054
5.500%, 08/01/35 #255814 (b)	18,664	18,664
		87,125
Fixed Rate – 27.2%
FHLMC Gold Pool 4.000%, 10/01/10 #M80855	13,545	13,349
4.500%, 03/01/18 #P10023	3,273	3,257
4.500%, 05/01/18 #P10032	6,992	6,950
5.000%, 05/01/18 #E96700	12,793	12,767
6.500%, 01/01/28 #G00876	1,829	1,887
6.500%, 11/01/28 #G00676	3,355	3,456
6.500%, 12/01/28 #C00689	2,365	2,437
6.500%, 04/01/29 #C00742	1,430	1,472
6.500%, 07/01/31 #A17212	7,583	7,808
6.000%, 11/01/33 #A15521	5,538	5,634
FNMA Pool 7.750%, 06/01/08 #001464	9	9
3.790%, 07/01/13 #386314 (b)	25,782	24,290
5.500%, 02/01/14 #440780 (b)	3,660	3,719
7.000%, 02/01/15 #535206	964	1,006
7.000%, 08/01/16 #591038 (b)	2,318	2,420
5.500%, 12/01/17 #673010	6,524	6,623
5.000%, 06/01/18 #555545 (b)	9,345	9,329
5.000%, 11/01/18 #750989	22,481	22,443
4.500%, 01/01/19 #755666 (b)	5,208	5,104
5.000%, 11/01/19 #725934	4,420	4,410
4.500%, 06/01/20 #828929 (b)	6,591	6,453
6.000%, 10/01/22 #254513 (b)	6,180	6,318
5.500%, 10/01/24 #255456 (b)	15,322	15,409
5.500%, 01/01/25 #255575 (b)	13,192	13,262
5.500%, 02/01/25 #255628 (b)	17,928	18,023
7.000%, 04/01/26 #340798	669	701
7.000%, 05/01/26 #250551	700	734
6.500%, 02/01/29 #252255	2,837	2,924
6.500%, 12/01/31 #254169 (b)	9,050	9,318
7.000%, 07/01/32 #254379 (b)	4,476	4,684
7.000%, 07/01/32 #545813 (b)	1,962	2,053
7.000%, 07/01/32 #545815 (b)	1,255	1,314
6.000%, 09/01/32 #254447 (b)	6,864	6,986
6.000%, 03/01/33 #688330	10,451	10,636
5.500%, 04/01/33 #694605 (b)	12,282	12,293
6.500%, 05/01/33 #555798	9,362	9,639
5.500%, 07/01/33 #709446 (b)	15,293	15,298
5.500%, 07/01/33 #728667	5,889	5,891
5.500%, 08/01/33 #733380 (b)	14,067	14,072
5.000%, 10/01/33 #741897 (b)	30,169	29,566
6.000%, 11/01/33 #772130	1,024	1,041
6.000%, 11/01/33 #772256	1,610	1,638
5.500%, 12/01/33 #756202 (b)	10,011	10,015

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
6.000%, 12/01/33 #756200	$6,178	$6,281
5.000%, 03/01/34 #725205 (b)	9,490	9,301
5.000%, 03/01/34 #725248 (b)	4,731	4,637
5.000%, 03/01/34 #725250 (b)	8,416	8,248
5.500%, 04/01/34 #725424 (b)	13,080	13,084
5.000%, 05/01/34 #725456	15,100	14,788
5.500%, 05/01/34 #357571 (b)	16,045	16,046
5.000%, 06/01/34 #782909	6,784	6,644
6.500%, 06/01/34 #735273 (b)	14,549	14,975
5.500%, 10/01/34 #255411	2,924	2,924
6.000%, 10/01/34 #781776	2,851	2,899
6.500%, 10/01/34 #803797 (b)	9,172	9,441
4.500%, 03/01/35 #819357	13,790	13,162
FNMA TBA (c) 5.500%, 10/01/34	19,020	19,008
6.000%, 10/13/35	28,155	28,613
GNMA Pool 3.750%, 08/20/23 #008259 (a)	3	3
7.500%, 11/15/30 #537699 (b)	947	1,003
6.000%, 11/15/33 #612374 (b)	11,395	11,670
		519,365
Total U.S. Government Agency Mortgage-Backed Securities (Cost $613,218)		606,490
U.S. Government & Agency Securities – 24.0%
U.S. Agency Debentures – 4.9%
FHLB 4.430%, 04/07/08, Callable 04/07/06 @ 100 (b)	37,210	37,006
FHLMC 4.375%, 03/01/10, Callable 03/01/06 @ 100 (b)	19,000	18,725
FNMA 4.750%, 08/25/08, Callable 08/25/06 @ 100 (b)	18,990	18,995
6.125%, 03/15/12 (b)	9,200	9,972
5.250%, 08/01/12 (b)	9,065	9,223
		93,921
U.S. Treasuries – 19.1%
U.S. Inflation Index Bonds (TIPS) 1.625%, 01/15/15 (b) (d)	19,594	19,361
2.375%, 01/15/25 (b) (d)	17,666	18,903
U.S. Treasury Bonds 9.000%, 11/15/18 (b)	12,440	17,916
8.750%, 08/15/20 (b)	6,300	9,117
6.250%, 08/15/23 (b)	33,500	40,054
7.625%, 02/15/25 (b)	6,055	8,359
5.500%, 08/15/28 (b)	15,000	16,856
5.250%, 11/15/28	14,170	15,445
5.250%, 02/15/29 (b)	35,155	38,325
5.375%, 02/15/31 (b)	22,655	25,377
U.S. Treasury Notes 1.625%, 02/28/06 (b)	11,890	11,782
1.500%, 03/31/06	11,795	11,656
4.125%, 08/15/08 (b)	9,145	9,131
4.125%, 08/15/10 (b)	16,325	16,246
3.875%, 09/15/10	14,500	14,294
4.250%, 08/15/15 (b)	93,235	92,652
		365,474
Total U.S. Government & Agency Securities (Cost $456,608)		459,395

FIRST AMERICAN FUNDS Annual Report 2005

27

Schedule of Investments September 30, 2005

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Asset-Backed Securities – 16.7%
Automotive – 0.9%
Ford Credit Auto Owner Trust Series 2005-B, Class A3 4.170%, 01/15/09	$9,825	$9,789
Nissan Auto Receivables Owner Trust Series 2005-B, Class A2 3.750%, 09/15/07	6,765	6,743
		16,532
Commercial – 7.6%
Bank of America Commercial Mortgage Series 2004-5, Class A3 4.561%, 11/10/41	14,830	14,622
Bank of America - First Union NB Commercial Mortgages Series 2001-3, Class A1 4.890%, 04/11/37	5,973	5,970
Commercial Mortgage Series 2004-CNL, Class A1 3.988%, 09/15/14 (a) (e)	11,740	11,737
Series 2005-LP5, Class A2 4.630%, 05/10/43	14,180	14,076
Deutsche Mortgage and Asset Receiving Series 1998-C1, Class A2 6.538%, 06/15/31	8,005	8,232
Global Signal Trust Series 2004-2A, Class A 4.232%, 12/15/14 (e)	11,480	11,173
GMAC Commercial Mortgage Securities Series 2004-C2, Class A1 3.896%, 08/10/38	10,169	9,995
Greenwich Capital Commercial Funding Series 2003-C1, Class A2 3.285%, 07/05/35	14,170	13,532
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A2 3.086%, 05/15/27	19,520	18,730
Morgan Stanley Capital Investments Series 1999-FNV1, Class A1 6.120%, 03/15/31	3,816	3,871
Nomura Asset Securities Series 1998-D6, Class A1B 6.590%, 03/15/30	12,400	12,914
Wachovia Bank Commercial Mortgage Trust Series 2005-C19, Class A5 4.661%, 05/15/44	21,080	20,941
		145,793
Credit Card – 4.1%
American Express Credit Account Series 2004-4, Class C 4.238%, 03/15/12 (a) (e)	4,500	4,509
Chase Issuance Trust Series 2005-A9, Class A9 3.816%, 11/15/11 (a)	31,335	31,396
MBNA Credit Card Master Note Trust Series 2001-A1, Class A1 5.750%, 10/15/08	9,124	9,206
Series 2003-C6, Class C6 4.948%, 12/15/10 (a)	4,800	4,893
Series 2005-A1, Class A1 4.200%, 09/15/10	14,285	14,184

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Providian Gateway Master Trust Series 2004-DA, Class A 3.350%, 09/15/11 (e)	$15,310	$14,934
		79,122
Equipment Leases – 1.2%
Caterpillar Financial Asset Trust Series 2005-A, Class A2 3.660%, 12/26/07	10,545	10,510
CNH Equipment Trust Series 2003-B, Class A3B 2.470%, 01/15/08	11,536	11,437
		21,947
Home Equity – 1.3%
Amresco Residential Security Mortgage Series 1997-3, Class A9 6.960%, 03/25/27	1,020	982
Contimortgage Home Equity Loan Trust Series 1997-3, Class A8 7.580%, 08/15/28	951	950
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 4.230%, 03/25/33 (a) (f)	1,593	1,633
Series 2003-SC1, Class M2 5.330%, 09/25/23 (a) (f)	5,000	5,020
First Franklin Mortgage Loan Series 2004-FFB, Class A3 4.264%, 06/25/24	4,265	4,239
Residential Asset Securities 2004-KS3, Class A2B2 4.040%, 04/25/34 (a) (f)	8,308	8,324
Saxon Asset Securities Trust Series 2004-1, Class A 4.100%, 03/25/35 (a) (f)	3,842	3,855
		25,003
Other – 1.6%
GRP/AG Real Estate Asset Trust Series 2004-1, Class A 3.960%, 03/25/09 (e) (f)	261	257
Series 2004-2, Class A 4.210%, 07/25/34 (e) (f)	1,854	1,821
Series 2005-1, Class A 4.850%, 01/25/35 (e) (f)	4,982	4,955
Small Business Administration Series 2005-P10B, Class 1 4.940%, 08/10/15	10,965	11,052
William Street Funding Series 2004-4, Class A 4.320%, 09/23/10 (a) (e)	6,390	6,394
Series 2005-1, Class A 3.920%, 01/23/11 (a) (e)	5,870	5,857
		30,336
Total Asset-Backed Securities (Cost $322,149)		318,733
CMO – Private Mortgage-Backed Securities – 12.8%
Adjustable Rate (a) – 5.5%
Adjustable Rate Mortgage Trust Series 2005-10, Class 1A21 4.765%, 01/25/36	12,947	12,874
Granite Mortgages Series 2003-1, Class 1C 5.070%, 01/20/43 (f)	7,000	7,145

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

28

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
MLCC Mortgage Investors Series 2003-G, Class A3 4.963%, 01/25/29	$8,775	$8,984
Series 2003-H, Class A3A 5.057%, 01/25/29	2,555	2,606
Series 2004-B, Class A3 5.203%, 05/25/29	7,467	7,628
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A 6.274%, 11/25/34	10,814	10,959
Sequoia Mortgage Trust Series 2004-4, Class X1 0.800%, 05/20/34 (h)	206,346	760
Series 2004-5, Class A1 4.734%, 06/20/34	8,911	9,112
Series 2004-7, Class A2 4.847%, 08/20/34	7,504	7,596
Structured Mortgage Loan Trust Series 2004-11, Class A 5.352%, 08/25/34	4,318	4,404
Thornburg Mortgage Securities Trust Series 2005-2, Class A1 4.050%, 07/25/45	10,728	10,714
Wells Fargo Mortgage Backed Securities Trust Series 2003-D, Class A1 4.839%, 02/25/33	6,691	6,703
Series 2004-N, Class A3 4.108%, 08/25/34	16,045	15,875
		105,360
Fixed Rate – 7.3%
Bank of America Mortgage Securities Series 2003-6, Class 1A30 4.750%, 08/25/33	7,350	7,239
Series 2004-G, Class 2A3 4.232%, 08/25/34	12,370	12,248
Citicorp Mortgage Securities Series 2005-4, Class 1A6 5.500%, 07/25/35	13,732	13,651
Countrywide Alternative Loan Trust Series 2004-2CB, Class 1A1 4.250%, 03/25/34	8,056	7,978
Series 2004-24CB, Class 1A1 6.000%, 11/25/34	8,526	8,593
GMAC Mortgage Corporation Loan Trust Series 2004-J5, Class A7 6.500%, 01/25/35	10,263	10,488
GSR Mortgage Loan Trust Series 2004-10F, Class 3A1 5.500%, 08/25/19	8,658	8,759
Master Alternative Loans Trust Series 2005-2, Class 1A3 6.500%, 03/25/35	6,436	6,592
Master Asset Securitization Trust Series 2003-6, Class 3A1 5.000%, 07/25/18	10,908	10,779
Residential Asset Mortgage Products Series 2003-SL1, Class M1 7.320%, 04/25/31	8,726	9,013
Series 2004-SL4, Class A3 6.500%, 07/25/32	5,285	5,398
Residential Asset Securitization Trust Series 2002-A12, Class 1A1 5.200%, 11/25/32	1,405	1,391

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Washington Mutual Series 2003-S10, Class A2 5.000%, 10/25/18	$11,980	$11,877
Series 2004-S3, Class 3A3 6.000%, 07/25/34	7,000	7,122
Wells Fargo Mortgage Backed Securities Trust Series 2003-14, Class A1 4.750%, 12/25/18	10,764	10,590
Series 2004-EE, Class B1 3.988%, 01/25/35	8,670	8,340
Westam Mortgage Financial Series 11, Class A 6.360%, 08/26/20	98	98
		140,156
Total CMO – Private Mortgage-Backed Securities (Cost $249,637)		245,516
Corporate Bonds – 8.9%
Banking – 0.5%
Chuo Mitsui Trust & Bank, Callable 04/15/15 @ 100 5.506%, 12/31/49 (e) (f)	4,345	4,127
First National Bank of Chicago 8.080%, 01/05/18	1,442	1,693
JP Morgan Chase XVII 5.850%, 08/01/35	4,300	4,188
		10,008
Basic Industry – 0.5%
Celulosa Arauco Constitucion 5.625%, 04/20/15 (e)	3,000	2,975
Falconbridge 7.350%, 06/05/12	5,135	5,665
		8,640
Brokerage – 0.3%
Merrill Lynch, Series B 5.360%, 02/01/07	6,355	6,424
Capital Goods – 0.2%
Hutchison Whampoa International 7.450%, 11/24/33 (b) (e)	3,900	4,493
Communications – 1.7%
America Movil S A De C V 6.375%, 03/01/35	2,980	2,891
AT&T Broadband 8.375%, 03/15/13	6,165	7,294
British Telecommunications PLC 8.875%, 12/15/30	2,145	2,909
Clear Channel Communications 5.500%, 09/15/14 (b)	6,875	6,622
News America Holdings 7.700%, 10/30/25	4,015	4,654
Time Warner Entertainment 8.375%, 07/15/33	4,200	5,258
Verizon Wireless 5.375%, 12/15/06	3,300	3,329
		32,957
Consumer Cyclical – 1.3%
Centex 5.450%, 08/15/12	6,990	6,949
DaimlerChrysler 4.875%, 06/15/10 (b)	3,735	3,664
6.500%, 11/15/13 (b)	3,450	3,648

FIRST AMERICAN FUNDS Annual Report 2005

29

Schedule of Investments September 30, 2005

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Duty Free International 7.000%, 10/01/05 (g) (i) (j)	$2,256	$90
Ford Motor Credit 7.000%, 10/01/13 (b)	2,130	1,971
Harrah's 5.625%, 06/01/15 (e)	5,670	5,585
5.750%, 10/01/17 (e)	3,345	3,280
		25,187
Consumer NonCyclical – 0.8%
Albertson's 7.500%, 02/15/11	4,595	4,531
Kraft Foods 4.625%, 11/01/06	9,850	9,856
		14,387
Electric – 1.2%
Exelon 4.900%, 06/15/15 (b)	8,200	7,729
MidAmerican Energy Holdings 5.875%, 10/01/12 (b)	8,845	9,307
TXU Energy 7.000%, 03/15/13 (b)	5,170	5,613
		22,649
Energy – 0.9%
Gazprom International 7.201%, 02/01/20 (e)	5,170	5,647
Nexen 5.875%, 03/10/35	4,140	4,058
Petro-Canada 5.350%, 07/15/33	3,310	3,033
Tengizcheveroil Finance 6.124%, 11/15/14 (e)	4,655	4,734
		17,472
Finance Companies – 0.3%
American General 5.875%, 07/14/06 (b)	6,105	6,172
Natural Gas – 0.2%
Duke Energy Field Services 7.875%, 08/16/10	4,200	4,716
Sovereigns – 0.8%
United Mexican States 5.875%, 01/15/14 (b)	14,100	14,601
Technology – 0.1%
Chartered Semiconductor 6.375%, 08/03/15	1,715	1,675
Transportation – 0.0%
Northwest Airlines Series 1997-1, Class 1C 7.039%, 01/02/06 (g) (j)	55	5
Total Corporate Bonds (Cost $172,856)		169,386
CMO – U.S. Government Agency Mortgage-Backed Securities – 4.1%
Fixed Rate – 4.0%
FHLMC REMIC Series 6, Class C 9.050%, 06/15/19	45	46

Core Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Series 162, Class F 7.000%, 05/15/21	$193	$193
Series 188, Class H 7.000%, 09/15/21	389	388
Series 1022, Class J 6.000%, 12/15/20	56	56
Series 1723, Class PJ 7.000%, 02/15/24	1,197	1,200
Series 1790, Class A 7.000%, 04/15/22	158	162
Series 1998-M1, Class A2 6.250%, 01/25/08	3,208	3,262
Series 2763, Class TA 4.000%, 03/15/11	11,973	11,701
Series 2910, Class BE 4.500%, 12/15/19	10,702	10,233
Series 2981, Class BC 4.500%, 05/15/20	5,000	4,772
Series 2987, Class KE 5.000%, 12/15/34	12,850	12,771
Series T-60, Class 1A4B 5.343%, 03/25/44	10,716	10,732
FNMA REMIC Series 1988-24, Class G 7.000%, 10/25/18	91	94
Series 1989-44, Class H
9.000%, 07/25/19	82	87
Series 1989-90, Class E 8.700%, 12/25/19	14	15
Series 1990-30, Class E 6.500%, 03/25/20	50	51
Series 1990-61, Class H 7.000%, 06/25/20	55	57
Series 1990-72, Class B 9.000%, 07/25/20	47	51
Series 1990-102, Class J 6.500%, 08/25/20	60	62
Series 1990-105, Class J 6.500%, 09/25/20	624	640
Series 1991-56, Class M 6.750%, 06/25/21	248	255
Series 1992-120, Class C 6.500%, 07/25/22	93	95
Series 2005-44, Class PC 5.000%, 11/25/27	18,520	18,494
		75,417
Z-Bonds (k) – 0.1%
FHLMC REMIC Series 1118, Class Z 8.250%, 07/15/21	90	90
FNMA REMIC Series 1991-134, Class Z 7.000%, 10/25/21	415	429
Series 1996-35, Class Z 7.000%, 07/25/26	1,838	1,871
		2,390
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $79,155)		77,807

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

30

Core Bond Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Short-Term Investments – 2.9%
Affiliated Money Market Fund – 2.9%
First American Prime Obligations Fund, Class Z (l)	54,924,545	$54,925
U.S. Treasury Obligation – 0.0%
U.S. Treasury Bill 3.387%, 11/10/05 (m)	$315	315
Total Short-Term Investments (Cost $55,240)		55,420
Investments Purchased with Proceeds from Securities Lending (n) – 44.2%
(Cost $844,992)		844,992
Total Investments – 145.3% (Cost $2,793,855)		2,777,559
Other Assets and Liabilities, Net – (45.3)%		(865,939)
Total Net Assets – 100.0%		$1,911,620

(a)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(b)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a value of $831,476,342 at September 30, 2005. See note 2 in Notes to Financial Statements.

(c)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $47,703,854 or 2.5% of total net assets. See note 2 in Notes to Financial Statements.

(d)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(e)  Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $92,481,044 or 4.8% of total net assets. See note 2 to Notes to Financial Statements.

(f)  Delayed Interest (Step Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(g)  Security considered illiquid. As of September 30, 2005, the value of this investment was $95,215 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(h)  Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupoon rate in effect as of September 30, 2005.

(i)  Security is fair valued. As of September 30, 2005, the fair value of this investment was $90,227 or 0.0% of net assets. See note 2 in Notes to Financial Statements.

(j)  Security in default at September 30, 2005.

(k)  Z-Bonds – Represents securities that pay no interest or principal during their accrual periods, but accrue additional principal at specified rates. Interest rate shown represents current yield based upon the cost basis and estimated future cash flows.

(l)  Investment in affiliated security.This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Core Bond Fund (concluded)

(m)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(n)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

CMO – Collateralized Mortgage Obligation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

PLC – Public Limited Company

REIMC – Real Estate Mortgage Investment Conduit

TBA – To Be Announced

TIPS – Treasury Inflation Protected Securities

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (Depreciation) (000)
U.S. Treasury 2 year Futures	174	$35,825	December 05	$(272)
U.S. Treasury 5 year Futures	(213)	(22,761)	December 05	175
U.S. Treasury 10 year Futures	42	4,617	December 05	(22)
U.S. Treasury Long Bond Futures	108	12,356	December 05	(101)
Euro Dollar 90 Day Futures	(243)	(231,944)	March 06	322
				$102

Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized (Depreciation) (000)
Citigroup	Dow Jones CDX IG Hvol5 Index	Buy	0.85%	12/20/10	$20,000	$(49)

FIRST AMERICAN FUNDS Annual Report 2005

31

Schedule of Investments September 30, 2005

High Income Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
High Yield Corporate Bonds – 91.4%
Banking – 0.2%
Chevy Chase Bank, Callable 12/01/08 @ 103.44 6.875%, 12/01/13	$500	$517
Basic Industry – 11.6%
Abitibi-Consolidated 8.550%, 08/01/10 (a) (b)	1,750	1,781
Allegheny Technologies 8.375%, 12/15/11	1,550	1,666
Caraustar Industries, Callable 04/01/06 @ 105.25 9.875%, 04/01/11	1,000	1,001
Chaparral Steel, Callable 07/15/09 @ 105 10.000%, 07/15/13 (c)	1,000	1,055
Equistar Chemicals, Callable 05/01/07 @ 105.31 10.625%, 05/01/11	2,000	2,180
Freeport-McMoran Copper & Gold 5.500%, 12/31/49	298	329
Callable 02/01/09 @ 103.44 6.875%, 02/01/14	1,000	985
Geon 7.500%, 12/15/15	1,000	910
Georgia-Pacific 8.875%, 05/15/31	1,975	2,350
Gerdau Ameristeel, Callable 07/15/07 @ 105.38 10.375%, 07/15/11 (a)	1,000	1,110
Huntsman ICI Chemicals, Callable 07/15/08 @ 105.75 11.500%, 07/15/12	1,320	1,505
IMC Global, Series B 10.875%, 06/01/08	1,000	1,122
International Wire Group, Callable 10/15/07 @ 105.38 10.000%, 10/15/11	546	541
Invista, Callable 05/01/08 @ 104.63 9.250%, 05/01/12 (a) (c)	1,000	1,090
James River Coal, Callable 06/01/09 @ 104.69 9.375%, 06/01/12	1,000	1,070
Mercer International, Callable 02/15/09 @ 104.63 9.250%, 02/15/13 (a)	1,000	850
Neenah Paper, Callable 11/15/09 @ 103.69 7.375%, 11/15/14	1,000	962
Newark Group, Callable 03/15/09 @ 104.88 9.750%, 03/15/14	800	712
Norske Skog Canada, Series D, Callable 06/15/06 @ 104.31 8.625%, 06/15/11 (a)	700	707
OM Group, Callable 12/15/06 @ 104.63 9.250%, 12/15/11	1,000	1,020
Polyone, Callable 05/15/07 @ 105.31 10.625%, 05/15/10	500	516

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Resolution Performance, Callable 11/15/05 @ 106.75 13.500%, 11/15/10	$1,000	$1,062
Rhodia 10.250%, 06/01/10 (a) (b)	1,000	1,066
Southern Peru Copper 6.375%, 07/27/15 (a) (c)	1,000	996
Stone Container, Callable 07/01/07 @ 104.19 8.375%, 07/01/12 (b)	2,000	1,910
Tembec Industries 8.500%, 02/01/11 (a)	570	373
Witco 6.875%, 02/01/26	1,500	1,537
		30,406
Brokerage – 0.7%
E*Trade Financial, Callable 06/15/08 @ 104 8.000%, 06/15/11	750	774
Lazard 7.125%, 05/15/15 (c)	1,250	1,234
		2,008
Capital Goods – 7.1%
Allied Waste North America, Callable 04/15/08 @ 103.94 7.875%, 04/15/13	1,000	1,026
Callable 02/15/09 @ 103.06 6.125%, 02/15/14 (b)	1,000	927
Callable 03/15/10 @ 103.63 7.250%, 03/15/15 (b) (c)	1,000	985
Bombardier 6.750%, 05/01/12 (a) (b) (c)	1,000	937
Case New Holland, Callable 08/01/07 @ 104.62 9.250%, 08/01/11	1,000	1,057
Chart Industries, Callable 10/15/10 @ 104.56 9.125%, 10/15/15 (c)	1,200	1,219
Compression Polymers, Callable 07/01/09 @ 105.25 10.500%, 07/01/13 (c)	1,000	927
Crown Cork & Seal 7.375%, 12/15/26	1,000	950
Crown European Holdings, Callable 03/01/07 @ 104.75 9.500%, 03/01/11 (a)	1,000	1,096
Graham Packaging, Callable 10/15/09 @ 104.94 9.875%, 10/15/14 (b)	1,000	960
Graphic Packaging International, Callable 08/15/08 @ 104.75 9.500%, 08/15/13 (b)	1,000	933
Greif Brothers, Callable 08/01/07 @ 104.44 8.875%, 08/01/12	700	745
L-3 Communications, Callable 01/15/10 @ 102.94 5.875%, 01/15/15	2,000	1,930
Nortek, Callable 09/01/09 @ 104.25 8.500%, 09/01/14	500	462

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

32

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Owens-Brockway Glass Container, Callable 02/15/06 @ 104.44 8.875%, 02/15/09	$1,000	$1,052
Owens-Illinois 8.100%, 05/15/07 (b)	1,000	1,026
Sequa 9.000%, 08/01/09	1,000	1,062
Terex, Callable 01/15/09 @ 103.69 7.375%, 01/15/14	500	507
United Rentals of North America, Callable 02/15/08 @ 103.25 6.500%, 02/15/12	1,000	962
		18,763
Communications – 16.9%
Alamosa Delaware, Callable 07/31/07 @ 105.50 11.000%, 07/31/10	650	733
AT&T 9.050%, 11/15/11 (d)	1,947	2,194
CCH, Callable 10/01/10 @ 105.50 11.000%, 10/01/15 (c)	1,000	975
CCO Holdings, Callable 12/15/06 @ 102 7.995%, 12/15/10 (b) (e)	1,000	990
Centennial Communications, Callable 06/15/08 @ 105.06 10.125%, 06/15/13	500	559
Charter Communications Holdings 8.000%, 04/30/12 (b) (c)	2,000	2,010
Callable 09/15/08 @ 105.12 10.250%, 09/15/10 (b)	1,000	1,027
Citizens Communications 9.250%, 05/15/11	1,000	1,100
CSC Holdings 7.875%, 02/15/18	500	476
Series B 7.625%, 04/01/11	1,000	985
Dex Media West, Callable 08/15/08 @ 104.94 9.875%, 08/15/13	500	552
DirecTV Holdings, Callable 03/15/08 @ 104.19 8.375%, 03/15/13	298	326
Callable 06/15/10 @ 103.19 6.375%, 06/15/15 (b) (c)	1,000	985
Dobson Cellular Systems, Callable 11/01/08 @ 104.94 9.875%, 11/01/12	1,000	1,097
Echostar 6.625%, 10/01/14 (b)	2,000	1,985
Horizon PCS, Callable 07/15/08 @ 105.69 11.375%, 07/15/12	900	1,035
Houghton Mifflin, Callable 02/01/08 @ 104.94 9.875%, 02/01/13 (b)	1,000	1,061
Callable 10/15/08 @ 105.75 0.000%, 10/15/13 (f)	1,000	755
Iesy Repository, Callable 02/15/10 @ 105.19 10.375%, 02/15/15 (a) (b) (c)	500	529

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Insight Midwest, Callable 11/01/05 @ 105.25 10.500%, 11/01/10	$500	$525
Intelsat Bermuda, Callable until 7/14/06 @ 102 8.695%, 01/15/12 (a) (c) (e)	1,000	1,020
Liberty Media, Callable until 02/15/30 @ 100 3.750%, 02/15/30 (g)	1,000	558
MCI, Callable until 04/30/06 @ 102.45 5.908%, 05/01/07 (f)	1,000	1,009
Callable 05/01/09 @ 103.37 8.735%, 05/01/14 (f)	1,500	1,678
Nextel Communications, Callable 08/01/08 @ 103.69 7.375%, 08/01/15	500	536
Nextel Partners, Callable 07/01/07 @ 104.06 8.125%, 07/01/11	1,000	1,080
Panamsat, Callable 08/15/09 @ 104.50 9.000%, 08/15/14	649	686
Paxson Communications, Callable 01/15/06 @ 106.12 0.000%, 01/15/09 (f)	500	485
Primedia, Callable 05/15/06 @ 104.44 8.875%, 05/15/11	800	836
Qwest 8.875%, 03/15/12	2,000	2,180
Callable until 06/14/06 @ 102.69 7.500%, 06/15/23	1,000	910
Qwest Capital Funding 7.000%, 08/03/09 (b)	1,000	980
Qwest Services, Callable 12/15/05 @ 106.50 13.500%, 12/15/10	2,000	2,292
R. H. Donnelley Finance, Callable 12/15/07 @ 105.44 10.875%, 12/15/12 (c)	1,000	1,122
Rogers Cable 6.250%, 06/15/13 (a)	1,500	1,462
Rogers Wireless 6.375%, 03/01/14 (a)	1,000	1,010
7.500%, 03/15/15 (a)	1,000	1,077
Shaw Communications 8.250%, 04/11/10 (a)	1,000	1,082
Sinclair Broadcast Group, Callable 03/15/07 @ 104 8.000%, 03/15/12	1,000	1,030
Sirius Satellite Radio, Callable 09/01/09 @ 104.81 9.625%, 08/01/13 (b) (c)	1,000	960
Time Warner Telecommunications Holdings, Callable 02/15/09 @ 104.62 9.250%, 02/15/14	1,500	1,522
Triton PCS, Callable 02/01/06 @ 104.69 9.375%, 02/01/11 (b)	1,000	825
		44,239

FIRST AMERICAN FUNDS Annual Report 2005

33

Schedule of Investments September 30, 2005

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Consumer Cyclical – 17.2%
AMC Entertainment, Callable 03/01/09 @ 104 8.000%, 03/01/14 (b)	$1,000	$880
Arvinmeritor 8.750%, 03/01/12 (b)	500	492
Asbury Automotive Group, Callable 06/15/07 @ 104.50 9.000%, 06/15/12	1,000	1,012
Beazer Homes USA, Callable 04/15/07 @ 104.19 8.375%, 04/15/12	1,000	1,050
Buffets, Callable 07/15/06 @ 105.63 11.250%, 07/15/10	500	506
D. R. Horton 5.000%, 01/15/09	500	496
Delphi 6.500%, 08/15/13 (b) (h)	500	335
Dominos, Series B, Callable 07/01/07 @ 104.13 8.250%, 07/01/11	547	574
Felcor Lodging (REIT) 8.500%, 06/01/11	500	544
Ford Motor 7.450%, 07/16/31 (b)	3,000	2,340
General Motors Acceptance 5.625%, 05/15/09 (b)	2,000	1,837
6.750%, 12/01/14 (b)	1,000	873
8.000%, 11/01/31	1,000	875
Glenoit, Callable 11/14/05 @ 100 11.000%, 04/15/07 (i) (j) (k) (l)	100	-
Goodyear Tire & Rubber 7.857%, 08/15/11 (b)	1,000	975
GSC Holdings, Callable 10/01/09 @ 104 8.000%, 10/01/12 (b) (c)	1,000	995
Host Marriott, (REIT) Callable 11/01/08 @ 103.56 7.125%, 11/01/13 (b)	1,000	1,025
IMAX, Callable 12/01/07 @ 104.81 9.625%, 12/01/10 (a)	1,000	1,070
Inn of the Mountain Gods Resort, Callable 11/15/07 @ 106 12.000%, 11/15/10 (b)	1,000	1,133
Isle of Capri Casinos, Callable 03/01/09 @ 103.50 7.000%, 03/01/14	1,000	959
J.C. Penney 7.950%, 04/01/17	1,000	1,145
Jean Coutu Group, Callable 08/01/09 @ 104.25 8.500%, 08/01/14 (a) (b)	1,000	995
KB Home 5.750%, 02/01/14	1,000	953
Landrys Restaurants, Callable 12/15/09 @ 103.75 7.500%, 12/15/14	1,000	950
Levi Strauss & Co., Callable 01/15/08 @ 104.88 9.750%, 01/15/15	1,000	1,018

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
M/I Homes 6.875%, 04/01/12	$1,000	$930
Meristar Hospitality 9.125%, 01/15/11	1,000	1,065
MGM Mirage 8.375%, 02/01/11 (b)	2,000	2,150
Mohegan Tribal Gaming, Callable 02/15/10 @ 103.44 6.875%, 02/15/15	750	761
Neiman Marcus Group, Callable 10/15/10 @ 105.19 10.375%, 10/15/15 (c)	1,700	1,692
Oxford Industries, Callable 06/01/07 @ 104.44 8.875%, 06/01/11	500	520
Park Place Entertainment 7.875%, 03/15/10	1,000	1,088
Penn National Gaming, Callable 03/15/06 @ 104.44 8.875%, 03/15/10	1,000	1,055
Royal Caribbean Cruises 8.000%, 05/15/10 (a)	1,000	1,086
Russell, Callable 05/01/06 @ 104.63 9.250%, 05/01/10	500	509
Service Corporation International 7.700%, 04/15/09	1,000	1,050
Six Flags, Callable 04/15/08 @ 104.88 9.750%, 04/15/13 (b)	1,000	988
Spectrum Brands, Callable 02/01/10 @ 103.69 7.375%, 02/01/15 (b)	1,000	895
Stanley-Martin, Callable 08/15/10 @ 104.88 9.750%, 08/15/15 (c)	750	735
Standard Pacific 7.000%, 08/15/15	250	241
Station Casinos, Callable 03/01/09 @ 102.58 6.875%, 03/01/16 (c)	500	508
Tenneco Automotive, Callable 11/15/09 @ 104.31 8.625%, 11/15/14 (b)	1,000	1,008
Toys R Us 7.375%, 10/15/18	1,000	810
Trump Entertainment Resorts, Callable 06/01/10 @ 104.25 8.500%, 06/01/15	1,000	968
Visteon 7.000%, 03/10/14	500	434
Warnaco, Callable 06/15/08 @ 104.44 8.875%, 06/15/13	500	543
Warner Music Group 7.375%, 04/15/14	1,000	1,006
WCI Communities, Callable 05/01/07 @ 104.56 9.125%, 05/01/12	1,000	1,035
Wynn Las Vegas, Callable 12/01/09 @ 103.31 6.625%, 12/01/14	1,000	953
		45,062

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

34

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Consumer NonCyclical – 7.2%
Amerisourcebergen 5.875%, 09/15/15 (c)	$1,000	$993
Del Monte, Callable 12/15/07 @ 104.31 8.625%, 12/15/12	1,000	1,075
Delhaize America 9.000%, 04/15/31 (b)	1,000	1,169
Dole Foods, Callable 03/15/07 @ 104.44 8.875%, 03/15/11	356	368
Fisher Scientific International, Callable 08/15/09 @ 103.38 6.750%, 08/15/14	500	523
HCA 5.750%, 03/15/14	1,000	958
HCA Columbia Healthcare 8.750%, 09/01/10	2,000	2,215
Healthsouth 7.625%, 06/01/12	1,000	933
Iasis Healthcare Capital, Callable 06/15/09 @ 104.38 8.750%, 06/15/14	1,000	1,040
R.J. Reynolds Tobacco 6.500%, 07/15/10 (c)	1,000	998
Revlon Consumer Products, Callable 04/01/08 @ 104.75 9.500%, 04/01/11	1,000	940
Roundy's, Callable 06/15/07 @ 104.44 8.875%, 06/15/12	1,000	1,050
Sealy Mattress, Callable 06/15/09 @ 104.13 8.250%, 06/15/14	750	746
Stater Brothers Holdings, Callable 06/15/08 @ 104.06 8.125%, 06/15/12 (b)	1,000	988
Swift & Co., Callable 10/01/06 @ 106.25 12.500%, 01/01/10	750	818
Tenet Healthcare 6.500%, 06/01/12 (b)	1,000	935
9.250%, 02/01/15 (c)	1,000	1,013
Triad Hospitals, Callable 11/15/08 @ 103.50 7.000%, 11/15/13	1,000	1,013
U.S. Oncology, Callable 08/15/08 @ 104.50 9.000%, 08/15/12	1,000	1,080
		18,855
Electric – 7.7%
AES Red Oak , Series B 9.200%, 11/30/29	1,000	1,140
Allegheny Energy Supply 8.250%, 04/15/12 (c) (d)	500	561
Aquila 11.875%, 07/01/12 (f)	500	682
Aventine Renewable Energy, Callable 12/15/06 @ 103 9.870%, 12/15/11 (c) (e)	1,000	1,040
Calpine, Callable until 07/14/06 @ 103 9.349%, 07/15/07 (c) (e)	980	784

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Callable until 07/14/07 @ 100 8.750%, 07/15/07	$500	$315
Callable 07/15/07 @ 104.25 8.500%, 07/15/10 (c)	1,000	715
Callable 04/01/08 @ 103.5 9.090%, 04/01/10 (e)	1,000	1,010
CMS Energy 8.500%, 04/15/11 (b)	1,185	1,318
Dynegy-Roseton Danskamme, Series B 7.670%, 11/08/16	2,000	1,983
Empresa Nacional de Electricidad 8.350%, 08/01/13 (a)	1,000	1,149
Mission Energy Holdings 13.500%, 07/15/08	1,750	2,054
Reliant Energy, Callable 07/15/08 @ 104.75 9.500%, 07/15/13	750	829
Callable 12/15/09 @ 103.38 6.750%, 12/15/14	500	489
Sierra Pacific Resources, Callable 03/15/09 @ 104.31 8.625%, 03/15/14 (b)	1,500	1,650
Teco Energy 7.200%, 05/01/11	1,000	1,064
TXU Corporation 5.550%, 11/15/14	2,500	2,375
Utilicorp Canada Finance 7.750%, 06/15/11 (a)	1,000	1,050
		20,208
Energy – 5.7%
Bluewater Finance, Callable 02/15/07 @ 105.13 10.250%, 02/15/12 (a)	1,000	1,090
Chesapeake Energy, Callable 08/15/09 @ 103.50 7.000%, 08/15/14	1,000	1,055
Harvest Operations, Callable 10/15/08 @ 103.94 7.875%, 10/15/11 (a)	1,250	1,238
J. Ray McDermott, Callable 12/15/08 @ 105.50 11.000%, 12/15/13 (a) (c)	1,000	1,155
Kerr-McGee 6.950%, 07/01/24	1,250	1,294
Lone Star Technologies, Callable 06/01/06 @ 104.50 9.000%, 06/01/11	1,000	1,063
North American Energy Partners, Callable 12/01/07 @ 104.38 8.750%, 12/01/11 (a) (b)	1,500	1,429
Ocean Rig Norway, Callable 07/01/09 @ 104.19 8.375%, 07/01/13 (a) (c)	500	541
Parker Drilling, Series B, Callable until 11/14/05 @ 105.06 10.125%, 11/15/09	156	163
Petrobras International Financie 7.750%, 09/15/14 (a)	1,500	1,628
Petroleum Geo-Services, Callable 11/05/07 @ 105 10.000%, 11/05/10 (a)	1,000	1,125
Range Resources, Callable 07/15/08 @ 103.69 7.375%, 07/15/13	1,000	1,070

FIRST AMERICAN FUNDS Annual Report 2005

35

Schedule of Investments September 30, 2005

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
United Refining, Callable 08/15/08 @ 105.25 10.500%, 08/15/12	$1,000	$1,060
Whiting Petroleum 7.000%, 02/01/14 (c)	1,000	1,014
		14,925
Finance – 0.1%
Finova Group 7.500%, 11/15/09	580	226
Industrial Other – 0.3%
Amsted Industries, Callable 10/15/07 @ 105.13 10.250%, 10/15/11 (c)	800	870
Diamond Brands Operating, Callable until 04/14/06 @ 100 10.125%, 04/15/08 (i) (j) (k) (l)	50	-
		870
Insurance – 1.1%
Fairfax Financial Holdings 7.750%, 04/26/12 (a)	1,000	960
First American Capital Trust I 8.500%, 04/15/12	750	821
Ohio Casualty 7.300%, 06/15/14	1,000	1,076
		2,857
Miscellaneous – 5.5%
Dow Jones Series 3-2 6.375%, 12/29/09 (b) (c)	5,000	4,966
Series 4-T1 8.250%, 06/29/10 (c)	2,970	2,944
Series 4-T2 6.750%, 06/29/10 (c)	4,000	3,933
Series 4-T3 8.000%, 06/29/10 (b) (c)	2,500	2,503
		14,346
Natural Gas – 3.5%
El Paso 6.375%, 02/01/09	1,000	970
7.750%, 01/15/32	1,000	1,010
El Paso Natural Gas, Callable 08/01/07 @ 103.81 7.625%, 08/01/10	1,400	1,460
Suburban Propane Partners, Callable 12/15/08 @ 103.44 6.875%, 12/15/13	1,000	935
Tennessee Gas Pipeline 7.500%, 04/01/17 (b)	1,500	1,614
Williams 6.375%, 10/01/10 (c)	1,000	993
7.750%, 06/15/31 (b)	2,000	2,170
		9,152
Sovereigns – 2.2%
Federal Republic of Brazil 10.250%, 06/17/13 (a)	350	417
Government of Jamaica 10.625%, 06/20/17 (a) (b)	500	555
Republic of Panama 7.250%, 03/15/15 (a)	1,000	1,090

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Republic of Philippines 8.875%, 03/17/15 (a) (b)	$1,000	$1,064
9.875%, 01/15/19 (a) (b)	600	670
Republic of Turkey 9.000%, 06/30/11 (a)	500	575
7.375%, 02/05/25 (a)	1,400	1,401
		5,772
Technology – 3.5%
Avnet 9.750%, 02/15/08	1,000	1,103
Freescale Semiconductor, Callable 07/15/08 @ 103.44 6.875%, 07/15/11 (b)	1,000	1,040
Hynix Semiconductor, Callable 07/01/09 @ 105.25 9.875%, 07/01/12 (a) (b) (c)	500	551
Iron Mountain, Callable 04/01/06 @ 104.31 8.625%, 04/01/13	500	525
Lucent Technologies 5.500%, 11/15/08 (b)	1,000	999
Nortel Networks 6.125%, 02/15/06 (a)	1,000	1,003
Sanmina Sci, Callable 03/01/09 @ 103.38 6.750%, 03/01/13 (b)	1,000	947
Sungard Data Systems 4.875%, 01/15/14	500	435
Callable 08/15/09 @ 104.56 9.125%, 08/15/13 (c)	500	516
Callable 08/15/10 @ 105.13 10.250%, 08/15/15 (c)	500	506
Xerox 9.750%, 01/15/09	500	560
7.200%, 04/01/16	1,000	1,075
		9,260
Transportation – 0.9%
Air Jamaica 9.375%, 07/08/15 (a) (c)	500	498
Continental Airlines, Series 2001-1, Class B 7.033%, 12/15/12	668	597
Delta Air Lines 7.900%, 12/15/09 (j)	1,000	183
Delta Air Lines, Series 2000-1, Class B 7.920%, 11/18/10 (j)	1,000	690
Progress Rail Services, Callable 04/01/08 @ 107.75 7.750%, 04/01/12 (c)	500	509
		2,477
Total High Yield Corporate Bonds (Cost $237,450)		239,943
Asset-Backed Securities – 2.6%
Commercial – 2.6%
GMAC Commercial Mortgage Securities Series 2003-C3, Class A2 4.223%, 04/10/40	7,000	6,895
Manufactured Housing – 0.0%
Green Tree Financial Series 1998-1, Class A1 6.040%, 11/01/29 (i)	12	12
Total Asset-Backed Securities (Cost $7,049)		6,907

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

36

High Income Bond Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Corporate Bonds – 2.4%
Basic Industry – 0.8%
Glencore Funding 6.000%, 04/15/14 (c)	$1,000	$922
Vale Overseas 8.250%, 01/17/34	1,000	1,130
		2,052
Consumer Cyclical – 0.7%
Ford Motor Credit 5.800%, 01/12/09 (b)	1,000	935
7.000%, 10/01/13 (b)	1,000	925
		1,860
Energy – 0.5%
Tengizcheveroil Finance 6.124%, 11/15/14 (c)	1,250	1,271
Transportation – 0.4%
American Airlines, Series 1999-1, Class A2 7.024%, 04/15/11	1,000	1,013
Total Corporate Bonds (Cost $6,327)		6,196
Preferred Stocks – 0.9%
United States – 0.9%
Alamosa Holdings, Series B, Callable 11/10/06 @ 312.50	1,000	1,275
iStar Financial, Series G, Callable 12/19/08 @ 25 (REIT)	20,000	501
Nebco Evans Holdings (PIK) (i) (j) (k) (l)	300	-
Pegasus Communications Fractional Shares (i) (k)	15,109	-
Rural Cellular, Series B, Callable 11/14/05 @ 1,028.44 (PIK)	500	623
Total Preferred Stocks (Cost $1,754)		2,399
Common Stocks – 0.1%
Bermuda – 0.0%
Viatel Holdings (i) (k) (l)	338	-
Canada – 0.0%
Manitoba Telecom Services	40	1
United States – 0.1%
NII Holdings, Class B (l)	1,869	158
Total Common Stocks (Cost $147)		159
Warrant – 0.0%
United States – 0.0%
Sterling Chemical Holdings, Expires 08/15/09 (Cost $3) (i) (j) (k) (l)	100	-

High Income Bond Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Short-Term Investments – 1.4%
Affiliated Money Market Fund – 1.4%
First American Prime Obligations Fund, Class Z (m)	3,642,445	$3,642
U.S. Treasury Obligation – 0.0%
U.S. Treasury Bill 3.375%, 11/10/05 (n)	$40	40
Total Short-Term Investments (Cost $3,682)		3,682
Investments Purchased with Proceeds from Securities Lending (o) – 22.2% (Cost $58,210)		58,210
Total Investments – 121.0% (Cost $314,622)		317,496
Other Assets and Liabilities, Net – (21.0)%		(55,144)
Total Net Assets – 100.0%		$262,352

(a)  Represents a foreign high yield (non-investment grade) bond. On September 30, 2005, the value of these investments was $38,525,330, which represents 14.7% of total net assets.

(b)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a value of $56,870,706 at September 30, 2005. See note 2 in Notes to Financial Statements.

(c)  Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $49,768,694 or 19.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Security for which the coupon rate of interest will adjust based on ratings by Standard & Poor's and Moody's Investor Service. The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(e)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(f)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(g)  Security is convertible into shares of Sprint PCS common stock.

(h)  Security defaulted subsequent to September 30, 2005.

(i)  Security considered illiquid. As of September 30, 2005, the value of these investments was $12,458 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(j)  Security in bankruptcy at September 30, 2005.

(k)  Security is fair valued. As of September 30, 2005, the fair value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(l)  Non-income producing security.

(m)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(n)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(o)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

PIK – Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.

REIT – Real Estate Investment Trust

FIRST AMERICAN FUNDS Annual Report 2005

37

Schedule of Investments September 30, 2005

High Income Bond Fund (concluded)

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (Depreciation) (000)
U.S. Treasury 5 year Futures	(34)	$(3,633)	December 05	$29
U.S. Treasury 10 year Futures	(85)	(9,343)	December 05	165
U.S. Treasury Long Bond Futures	46	5,263	December 05	(122)
				$72

Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation (000)
Citigroup	Dow Jones CDX NA HY4 Index	Sell	3.60%	6/20/10	$4,950	$71
J.P. Morgan	Dow Jones CDX NA HY4 Index	Sell	3.60	6/20/10	1,980	19
						$90

Inflation Protected Securities Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government & Agency Securities – 94.4%
U.S. Agency Debentures – 4.9%
BECCS Callable 05/15/06 @ 100, 0.000%, 05/15/11 (a)	$1,000	$977
FHLMC Callable 08/22/06 @ 100, 4.500%, 08/22/07	2,500	2,497
Callable 11/05/07 @ 100, 5.250%, 11/05/12 (b)	5,120	5,106
FNMA Callable 03/24/06 @ 100, 4.200%, 03/24/08 (b)	5,000	4,955
		13,535
U.S. Treasuries – 89.5%
U.S. Treasury Bonds 8.125%, 08/15/21	1,500	2,092
2.375%, 01/15/25 (c)	29,228	31,274
7.625%, 02/15/25 (b)	1,900	2,623
3.625%, 04/15/28 (b) (c)	21,260	27,827
3.875%, 04/15/29 (c)	16,371	22,407
U.S. Treasury Notes
3.375%, 01/15/07 (c)	13,009	13,452
3.625%, 01/15/08 (c)	18,442	19,523
3.875%, 01/15/09 (b) (c)	16,201	17,576
4.250%, 01/15/10 (b) (c)	13,877	15,522
0.875%, 04/15/10 (c)	12,891	12,563
3.500%, 01/15/11 (c)	3,732	4,111
3.000%, 07/15/12 (b) (c)	9,236	10,051
1.875%, 07/15/13 (b) (c)	5,585	5,659
2.000%, 01/15/14 (b) (c)	8,987	9,176
2.000%, 07/15/14 (c)	17,957	18,344
1.625%, 01/15/15 (b) (c)	29,032	28,688
4.125%, 05/15/15 (b)	1,250	1,228
1.875%, 07/15/15 (b) (c)	6,027	6,081
		248,197
Total U.S. Government & Agency Securities (Cost $263,045)		261,732
Asset-Backed Securities – 2.1%
Commercial – 1.9%
Deutsche Mortgage and Asset Recieving Series 1998-C1, Class A2 6.538%, 06/15/31	393	404
GMAC Commercial Mortgage Securities Series 2003-C3, Class A2 4.223%, 04/10/40	2,000	1,970
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 08/10/42	2,000	1,968
GS Mortgage Securities II Series 2003-C1, Class A2A 3.590%, 01/10/40	500	487
Nomura Asset Securities Series 1998-D6, Class A1B 6.590%, 03/15/30	500	521
		5,350
Other – 0.2%
GRP/AG Real Estate Asset Trust Series 2004-1, Class A 3.960%, 03/25/09 (a) (d)	63	62
Series 2005-1, Class A 4.850%, 01/25/35 (d)	616	613
		675
Total Asset-Backed Securities (Cost $6,141)		6,025

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

38

Inflation Protected Securities Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Corporate Bonds – 1.1%
Miscellaneous – 0.9%
Dow Jones, Series 3-1 8.250%, 06/29/10 (d)	$2,475	$2,453
Sovereigns – 0.2%
Republic of Turkey 9.000%, 06/30/11	500	575
Total Corporate Bonds (Cost $2,982)		3,028
CMO – U.S. Government Agency Mortgage-Backed Securities – 0.5%
Fixed Rate – 0.5%
FHLMC Gold Pool 4.000%, 10/01/10, #M80855	869	857
FHLMC REMIC Series 2763, Class TA 4.000%, 03/15/11	417	408
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $1,287)		1,265
Short-Term Investments – 0.8%
Affiliated Money Market Fund – 0.7%
First American Prime Obligations Fund, Class Z (e)	1,989,860	1,990
U.S. Treasury Obligation – 0.1%
U.S. Treasury Bill 2.520%, 11/10/05 (f)	$250	249
Total Short-Term Investments (Cost $2,239)		2,239
Investments Purchased with Proceeds from Securities Lending (g) – 43.8% (Cost $121,305)		121,305
Total Investments – 142.7% (Cost $396,999)		395,594
Other Assets and Liabilities, Net – (42.7)%		(118,409)
Total Net Assets – 100.0%		$277,185

(a)  Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(b)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a value of $119,460,086 at September 30, 2005. See note 2 in Notes to Financial Statements.

(c)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(d)  Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $3,128,122 or 1.1% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Investment in affiliated security.This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

Inflation Protected Securities Fund (concluded)

(f)  Security has been deposited as inital margin on open futures contracts. Yield shown is the effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(g)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

BECCS – Bearer Corporate Conversion System

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

REMIC – Real Estate Mortgage Investment Conduit

Schedule of Open Futures Contract

Description	Number of Contracts Purchased/ (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized (Depreciation) (000)
Euro Dollar 90 Day Futures	(33)	$(31,500)	March 06	$43
Euro FX Futures	(14)	(2,110)	December 05	(1)
Japanese Yen FX Futures	40	4,439	December 05	(89)
U.S. Treasury Long Bond Futures	5	572	December 05	(17)
				$(64)

Credit Default Swap Agreement

Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Appreciation (000)
Citigroup	Dow Jones CDX EM 3 Index	Sell	2.10%	6/20/10	$2,000	$90

FIRST AMERICAN FUNDS Annual Report 2005

39

Schedule of Investments September 30, 2005

Intermediate Government Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government & Agency Securities – 97.9%
U.S. Agency Debentures – 61.3%
FFCB 2.375%, 10/02/06	$3,750	$3,679
1.875%, 01/16/07	1,895	1,837
3.250%, 06/15/07	2,865	2,812
2.625%, 09/17/07	3,750	3,627
3.000%, 12/17/07	1,805	1,752
4.125%, 07/17/09	1,100	1,086
5.750%, 01/18/11	1,800	1,900
FHLB
2.125%, 05/15/06	600	593
3.000%, 05/15/06	1,900	1,887
2.875%, 05/22/06	2,550	2,530
5.250%, 08/15/06	3,000	3,026
2.875%, 02/15/07	3,100	3,039
Callable 04/07/06 @ 100, 4.430%, 04/07/08	2,000	1,989
Callable 05/16/06 @ 100, 4.250%, 05/16/08	1,600	1,585
Callable 06/13/06 @ 100, 4.100%, 06/13/08	1,590	1,570
TVA
5.375%, 11/13/08	2,455	2,521
5.625%, 01/18/11	3,450	3,621
6.790%, 05/23/12	3,175	3,568
4.375%, 06/15/15	1,150	1,126
		43,748
U.S. Treasuries – 36.6%
U.S. Inflation Index Bond 1.625%, 01/15/15 (a)	1,448	1,431
U.S. Treasury Bond (STRIPS) 0.000%, 11/15/11 (b)	1,670	1,598
U.S. Treasury Bonds 12.750%, 11/15/10	2,335	2,359
13.250%, 05/15/14	2,400	3,122
11.750%, 11/15/14	2,575	3,300
9.250%, 02/15/16	600	839
7.250%, 05/15/16	1,275	1,577
9.125%, 05/15/18	1,250	1,802
9.000%, 11/15/18	510	734
8.125%, 08/15/19	1,075	1,468
8.750%, 05/15/20	1,350	1,948
U.S. Treasury Notes
3.875%, 05/15/10	2,715	2,675
3.625%, 06/15/10	1,925	1,876
3.875%, 07/15/10	1,100	1,083
4.000%, 02/15/15	265	258
		26,070
Total U.S. Government & Agency Securities (Cost $71,110)		69,818
Total Investments – 97.9% (Cost $71,110)		69,818
Other Assets and Liabilities, Net – 2.1%		1,501
Total Net Assets – 100.0%		$71,319

(a)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(b)  Principal only – Represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The zero coupon rate represents the lack of interest as part of payments received.

Intermediate Government Bond Fund (concluded)

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

TVA – Tennesse Valley Authority

STRIPS – Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

40

Intermediate Term Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government & Agency Securities – 41.9%
U.S. Agency Debentures – 11.8%
FHLB Callable 04/07/06 @ 100, 4.430%, 04/07/08 (a)	$24,000	$23,868
FHLMC Callable 06/23/06 @ 100, 4.250%, 06/23/08 (a)	11,800	11,689
Callable 08/04/06 @ 100, 4.500%, 08/04/08 (a)	11,420	11,362
Callable 03/01/06 @ 100, 4.375%, 03/01/10 (a)	12,260	12,083
FNMA
Callable 11/22/05 @ 100, 3.000%, 11/22/06 (a)	23,845	23,484
Callable 08/25/06 @ 100, 4.750%, 08/25/08 (a)	11,345	11,348
Callable 11/17/05 @ 100, 3.875%, 11/17/08	13,000	12,765
7.250%, 01/15/10 (a)	11,170	12,346
6.125%, 03/15/12 (a)	7,020	7,609
5.250%, 08/01/12 (a)	5,990	6,094
		132,648
U.S. Treasuries – 30.1%
U.S. Treasury Bonds
9.250%, 02/15/16 (a)	8,725	12,204
7.250%, 05/15/16 (a)	10,200	12,616
9.125%, 05/15/18 (a)	8,685	12,524
9.000%, 11/15/18 (a)	8,620	12,414
8.750%, 05/15/20 (a)	18,000	25,979
U.S. Treasury Notes
1.625%, 02/28/06 (a)	5,645	5,594
1.500%, 03/31/06	10,500	10,376
3.875%, 07/31/07 (a)	4,245	4,222
3.750%, 05/15/08 (a)	85	84
4.125%, 08/15/08 (a)	14,225	14,203
3.875%, 07/15/10 (a)	50,360	49,581
4.125%, 08/15/10 (a)	57,280	57,003
3.875%, 09/15/10 (a)	9,945	9,804
1.625%, 01/15/15 (a) (b)	23,635	23,355
4.125%, 05/15/15 (a)	7,000	6,880
4.250%, 08/15/15 (a)	81,310	80,802
		337,641
Total U.S. Government & Agency Securities (Cost $473,361)		470,289
Asset-Backed Securities – 21.4%
Automotive – 2.2%
Nissan Auto Receivables Owner Trust Series 2005-A, Class A2 3.220%, 07/16/07	10,432	10,394
Series 2005-B, Class A2 3.750%, 09/17/07	4,255	4,241
USAA Auto Owner Trust Series 2003-1, Class A4 2.040%, 02/16/10	1,495	1,470
WFS Financial Owner Trust Series 2004-4, Class A3 2.980%, 09/17/09	9,170	8,994
		25,099
Commercial – 5.9%
Banc of America Commercial Mortgage Series 2004-4, Class A3 4.128%, 07/10/42	8,715	8,546
Commercial Mortgage Series 2004-CNL, Class A1 3.988%, 09/15/14 (c) (d)	7,455	7,453

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Deutsche Mortgage and Asset Receiving Series 1998-C1, Class A2 6.538%, 06/15/31	$5,550	$5,708
GMAC Commercial Mortgage Securities Series 2004-C2, Class A1 3.896%, 08/10/38	7,031	6,910
Greenwich Capital Commercial Funding Series 2003-C1, Class A2 3.285%, 07/05/35	5,000	4,775
GS Mortgage Securities II Series 2003-C1, Class A2A 3.590%, 01/10/40	13,840	13,479
Series 2004-GG2, Class A1 3.109%, 08/10/38	5,788	5,737
Morgan Stanley Capital Investments Series 1999-FNV1, Class A1 6.120%, 03/15/31	1,869	1,896
Nomura Asset Securities Series 1998-D6, Class A1B 6.590%, 03/15/30	11,675	12,159
		66,663
Credit Card – 7.3%
American Express Credit Account Series 2004-4, Class C 4.238%, 03/15/12 (c) (d)	3,100	3,106
Capital One Multi-Asset Execution Trust Series 2003-A6, Class A6 2.950%, 08/17/09	7,500	7,391
Chase Issuance Trust Series 2005-A9, Class A9 3.816%, 11/15/11 (d)	18,475	18,511
Citibank Credit Card Issuance Trust Series 2004-A4, Class A4 3.200%, 08/24/09	10,065	9,822
Fleet Credit Card Master Trust Series 2001-B, Class A 5.600%, 12/15/08	10,820	10,903
MBNA Credit Card Master Note Trust Series 2001-A1, Class A1 5.750%, 10/15/08	5,830	5,882
Series 2003-A1, Class A1 3.300%, 07/15/10 12,560 12,220 Series 2003-C6, Class C6 4.948%, 12/15/10 (d)	3,200	3,262
Providian Gateway Master Trust Series 2004-DA, Class A 3.350%, 09/15/11 (c)	10,355	10,100
		81,197
Equipment Leases – 1.3%
Caterpillar Financial Asset Trust Series 2005-A, Class A2 3.660%, 12/26/07	6,725	6,703
CNH Equipment Trust Series 2003-B, Class A3B 2.470%, 01/15/08	7,298	7,236
		13,939
Home Equity – 3.1%
Amresco Residential Security Mortgage Series 1997-3, Class A9 6.960%, 03/25/27	696	670

FIRST AMERICAN FUNDS Annual Report 2005

41

Schedule of Investments September 30, 2005

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Contimortgage Home Equity Loan Trust Series 1997-2, Class A9 7.090%, 04/15/28	$398	$398
Series 1997-3, Class A9 7.120%, 08/15/28	138	137
Countrywide Series 2003-BC1, Class A1 4.230%, 03/25/33 (d) (e)	1,104	1,132
Equity One Series 2003-4, Class AF3 3.531%, 10/25/34	12,168	12,106
First Franklin Mortgage Loan Series 2004-FFB, Class A3 4.264%, 06/25/24	3,090	3,071
Household Home Equity Loan Trust Series 2002-3, Class A 4.246%, 07/20/32 (d)	5,161	5,164
Residential Asset Mortgage Products Series 2004-RS4, Class AI2 3.247%, 09/25/25	3,866	3,842
Residential Funding Mortgage Securities Series 2004-HI2, Class A3 4.270%, 11/25/16	5,435	5,397
Saxon Asset Securities Trust Series 2004-1, Class A 4.100%, 03/25/35 (d) (e)	3,056	3,066
		34,983
Manufactured Housing – 0.0%
Green Tree Financial Series 1996-9, Class A5 7.200%, 01/15/28	260	260
Other – 1.6%
GRP/AG Real Estate Asset Trust Series 2004-1, Class A 3.960%, 03/25/09 (c) (e) 345 340 Series 2004-2, Class A 4.210%, 07/25/34 (c) (e)	927	911
Series 2005-1, Class A 4.850%, 01/25/35 (c) (e)	3,105	3,089
Global Signal Trust Series 2004-2A, Class A 4.232%, 12/15/14 (c)	7,390	7,192
Small Business Administration Series 2005-P10B, Class 1 4.940%, 08/01/15	6,540	6,592
		18,124
Total Asset-Backed Securities (Cost $244,159)		240,265
Corporate Bonds – 14.8%
Banking – 0.8%
Chuo Mitsui Trust & Bank, Callable 04/15/15 @ 100 5.506%, 12/31/49 (c) (e)	2,840	2,698
Credit Suisse First Boston 3.875%, 01/15/09 (a)	6,270	6,122
		8,820
Basic Industry – 0.2%
Celulosa Arauco Constitucion 5.625%, 04/20/15 (c)	2,000	1,984
Brokerage – 0.4%
Merrill Lynch, Series B 5.360%, 02/01/07	4,280	4,326

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Capital Goods – 0.2%
Hutchison Whampoa International 6.250%, 01/24/14 (c)	$2,680	$2,825
Communications – 2.6%
America Movil SA 5.750%, 01/15/15	3,255	3,279
AT&T Broadband 8.375%, 03/15/13	4,345	5,141
Clear Channel Communications 5.500%, 09/15/14	4,360	4,200
Deutsche Telecom 8.500%, 06/15/10	3,690	4,168
Telecom De Puerto Rico 6.650%, 05/15/06	4,000	4,048
Verizon Global Funding 7.250%, 12/01/10	3,750	4,140
6.875%, 06/15/12	3,925	4,332
		29,308
Consumer Cyclical – 1.2%
Centex 5.450%, 08/15/12	4,045	4,021
DaimlerChrysler 6.500%, 11/15/13 (a)	2,230	2,358
Ford Motor Credit 7.000%, 10/01/13 (a)	1,295	1,198
Harrah's 5.625%, 06/01/15 (c)	3,535	3,482
5.750%, 10/01/17 (c)	1,950	1,912
		12,971
Consumer NonCyclical – 1.6%
Albertson's 7.500%, 02/15/11	2,730	2,692
Conagra Foods 7.875%, 09/15/10	4,260	4,758
Kraft Foods 4.625%, 11/01/06	6,750	6,754
Kroger 7.450%, 03/01/08	4,000	4,227
		18,431
Electric – 2.7%
DTE Energy 7.050%, 06/01/11	4,600	5,034
Exelon 4.900%, 06/15/15	5,000	4,713
FPL Group Capital 7.625%, 09/15/06	4,540	4,669
MidAmerican Energy Holdings 3.500%, 05/15/08	4,600	4,443
National Rural Utilities 5.750%, 08/28/09	3,850	3,989
Pacific Gas & Electric 4.200%, 03/01/11	2,065	1,988
Southern California Edison 5.000%, 01/15/14 (a)	2,000	2,003
TXU Energy 7.000%, 03/15/13 (a)	3,075	3,338
		30,177

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

42

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Energy – 0.6%
Gazprom International 7.201%, 02/01/20 (c)	$3,500	$3,824
Tengizcheveroil Finance 6.124%, 11/15/14 (c)	3,095	3,148
		6,972
Finance Companies – 0.4%
American General 5.875%, 07/14/06 (a)	4,085	4,130
Insurance – 0.2%
Fund American Companies 5.875%, 05/15/13	1,915	1,906
Miscellaneous – 1.1%
Core Investment Grade Trust 4.659%, 11/30/07 (e)	12,712	12,645
Natural Gas – 1.0%
Duke Energy Field Services 7.875%, 08/16/10	10,000	11,229
REITS – 0.9%
Colonial Realty 4.750%, 02/01/10	4,915	4,777
Mack-Cali Realty 7.250%, 03/15/09	4,500	4,820
		9,597
Sovereigns – 0.8%
United Mexican States 5.875%, 01/15/14 (a)	8,760	9,071
Technology – 0.1%
Chartered Semiconductor 5.750%, 08/03/10	1,500	1,483
Total Corporate Bonds (Cost $166,908)		165,875
CMO – Private Mortgage-Backed Securities – 12.2%
Adjustable Rate (d) – 10.2%
Adjustable Rate Mortgage Trust Series 2005-10, Class 1A21 4.765%, 01/25/36	7,665	7,622
CS First Boston Mortgage Securities Series 2003-AR24, Class 2A4 4.058%, 10/25/33	13,390	13,232
Granite Mortgages Series 2003-1, Class 1C 5.070%, 01/20/43 (e)	4,500	4,593
IMPAC CMB Trust Series 2003-12, Class A1 4.210%, 12/25/33 (e)	3,973	3,985
MLCC Mortgage Investors Series 2003-G, Class A3 4.963%, 01/25/29	6,453	6,607
Series 2003-H, Class A3A 5.057%, 01/25/29	3,553	3,624
Series 2004-B, Class A3 5.203%, 05/25/29	5,032	5,141
Sequoia Mortgage Trust Series 2004-5, Class A1 4.734%, 06/20/34	6,110	6,247
Series 2004-7, Class A2 4.847%, 08/20/34	5,162	5,226

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Structured Mortgage Loan Trust Series 2004-11, Class A 5.352%, 08/25/34	$2,984	$3,043
Thornburg Mortgage Securities Trust Series 2005-2, Class A1 4.050%, 07/25/45	7,483	7,473
Washington Mutual Series 2003-AR10, Class A6 4.069%, 10/25/33	10,560	10,459
Wells Fargo Mortgage Backed Securities Trust Series 2003-J, Class 2A5 4.450%, 10/25/33	11,500	11,231
Series 2004-E, Class A5 3.662%, 05/25/34	9,010	8,811
Series 2004-EE, Class B1 3.988%, 01/25/35	5,737	5,519
Series 2004-N, Class A3 4.108%, 08/25/34	11,108	10,991
		113,804
Fixed Rate – 2.0%
Bank of America Mortgage Securities Series 2003-6, Class 1A29 4.250%, 08/25/33	9,000	8,899
Countrywide Alternative Loan Trust Series 2004-2CB, Class 1A1 4.250%, 03/25/34	5,469	5,416
Salomon Brothers Mortgage Securities Series 1986-1, Class A 6.000%, 12/25/11	147	147
Sequoia Mortgage Trust Series 2004-4, Class X1 0.800%, 05/20/34 (f)	116,185	428
Structured Asset Securities Corporation Series 2005-6, Class 5A6 5.000%, 05/25/35	8,241	8,184
Westam Mortgage Financial Series 11, Class A 6.360%, 08/26/20	57	57
		23,131
Total CMO – Private Mortgage-Backed Securities (Cost $138,778)		136,935
CMO – U.S. Government Agency Mortgage-Backed Securities – 5.0%
Fixed Rate – 5.0%
FHLMC REMIC Series 1167, Class E 7.500%, 11/15/21	38	38
Series 1286, Class A 6.000%, 05/15/22	134	134
Series 1634, Class PH 6.000%, 11/15/22	293	293
Series 2763, Class TA 4.000%, 03/15/11	8,035	7,852
Series 2893 5.000%, 12/15/27	11,590	11,615
Series 2987, Class KE 5.000%, 12/15/34	7,785	7,737
Series 2991, Class QD 5.000%, 08/15/34	11,705	11,542
Series T-60, Class 1A4B 5.343%, 03/25/44	7,267	7,279

FIRST AMERICAN FUNDS Annual Report 2005

43

Schedule of Investments September 30, 2005

Intermediate Term Bond Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
FNMA REMIC Series 1990-89, Class K 6.500%, 07/25/20	$29	$29
Series 2004-76, Class CE 4.500%, 02/25/21	9,670	9,538
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $57,062)		56,057
U.S. Government Agency Mortgage-Backed Securities – 3.6%
Adjustable Rate (d) – 2.1%
FHLMC 4.577%, 04/01/29, #847190	3,375	3,454
FHLMC Pool 4.614%, 01/01/28, #786281	3,014	3,096
4.797%, 10/01/30, #847209 (a)	6,111	6,283
4.693%, 05/01/31, #847161	1,624	1,666
4.741%, 09/01/33, #847210 (a)	4,946	5,094
FNMA Pool 4.818%, 09/01/33, #725111 (a)	4,197	4,324
		23,917
Fixed Rate – 1.5%
FHLMC Gold Pool 5.500%, 09/01/06, #G40394	239	240
4.000%, 10/01/10, #M80855	7,399	7,293
FNMA Pool 6.000%, 07/01/06, #252632	100	100
3.790%, 07/01/13, #386314 (a)	9,907	9,334
		16,967
Total U.S. Government Agency Mortgage-Backed Securities (Cost $41,691)		40,884
Short-Term Investments – 0.4%
Affiliated Money Market Fund – 0.4%
First American Prime Obligations Fund, Class Z (g)	4,131,921	4,132
Treasury Obligation – 0.0%
U.S. Treasury Bill 3.389%, 11/10/05 (h)	$195	194
Total Short-Term Investments (Cost $4,326)		4,326
Investments Purchased with Proceeds from Securities Lending (i) – 45.6%
(Cost $512,452)		512,452
Total Investments – 144.9% (Cost $1,638,737)		1,627,083
Other Assets and Liabilities, Net – (44.9)%		(504,033)
Total Net Assets – 100.0%		$1,123,050

(a)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a value of $503,024,391 at September 30, 2005. See note 2 in Notes to Financial Statements.

(b)  U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)  Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers."

Intermediate Term Bond Fund (concluded)

These securities have been determined to be liquid under guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $52,063,334 or 4.6% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(e)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future dates. The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(f)  Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate in effect as of September 30, 2005

(g)  Investment in affiliated security.This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(h)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(i)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 to Notes to Financial Statements.

CMO – Collateralized Mortgage Obligation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (Depreciation) (000)
Euro Dollar 90 Day Futures	(145)	$(138,404)	March 06	$192
U.S. Treasury 2 year Futures	103	21,207	December 05	(28)
U.S. Treasury 10 year Futures	(1)	(110)	December 05	1
U.S. Treasury Long Bond Futures	17	1,945	December 05	(58)
				$107

Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized (Depreciation) (000)
Citigroup	Dow Jones CDX IG Hvol5 Index	Buy	0.85%	12/20/10	11,000	$(27)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

44

Short Term Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
Asset-Backed Securities – 33.5%
Automotive – 8.3%
AESOP Funding II Series 2003-2A, Class A1 2.740%, 06/20/07 (a)	$10,000	$9,921
Auto Bond Receivables Trust Series 1993-I, Class A 6.125%, 11/15/21 (b) (c) (d)	106	-
Capital One Auto Finance Trust Series 2003-A, Class A4A 2.470%, 01/15/10	7,000	6,877
Ford Credit Auto Owner Trust Series 2005-B, Class A3 4.170%, 01/15/09	10,000	9,963
Harley-Davidson Motorcycle Trust Series 2003-2, Class A2 2.070%, 02/15/11	7,000	6,843
Honda Auto Receivables Owner Trust Series 2002-4, Class A4 2.700%, 03/17/08	2,982	2,965
Nissan Auto Receivables Owner Trust Series 2005-A, Class A2 3.220%, 07/16/07	8,629	8,598
Series 2002-C, Class A4 3.330%, 01/15/08	3,761	3,742
Toyota Auto Receivables Owner Trust Series 2003-B, Class A4 2.790%, 01/15/10	2,000	1,957
Series 2003-A, Class A4 2.200%, 03/15/10	4,000	3,955
WFS Financial Owner Trust Series 2004-3, Class A3 3.300%, 03/17/09	5,000	4,957
		59,778
Commercial – 6.5%
Banc of America Commercial Mortgage Series 2004-2, Class A1 2.764%, 11/10/38	6,364	6,116
Series 2004-4, Class A2 4.041%, 07/10/42	7,475	7,324
Bear Stearns Commercial Mortgage Securities Series 2004-T14, Class A1 3.570%, 01/12/41	4,969	4,835
Commercial Mortgage Series 2004-LB3A, Class A1 3.765%, 07/10/37	6,328	6,234
GMAC Commercial Mortgage Securities Series 2004-C1, Class A2 4.100%, 03/10/38	4,000	3,895
Greenwich Capital Commercial Funding Series 2004-GG1, Class A2 3.835%, 06/10/36	6,118	6,012
GS Mortgage Securities Series 2004-C1, Class A1 3.659%, 10/10/28	5,910	5,726
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A1 2.946%, 03/15/29	7,142	6,814
		46,956
Credit Cards – 9.1%
American Express Credit Account Series 2004-4, Class C 4.238%, 03/15/12 (a) (e)	2,400	2,405

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Capital One Master Trust Series 2001-3A, Class C 4.918%, 03/16/09 (a) (e)	$2,000	$2,008
Series 2001-5, Class A 5.300%, 06/15/09	4,000	4,032
Series 2001-8A, Class A 4.600%, 08/17/09	6,000	6,011
Capital One Multi-Asset Execution Trust Series 2003-A6, Class A6 2.950%, 08/17/09	7,000	6,898
Citibank Credit Card Issuance Trust Series 2004-A1, Class A1 2.550%, 01/20/09	800	781
Discover Card Master Trust I Series 2000-9, Class A 6.350%, 07/15/08	2,000	2,012
Series 2001-6, Class A 5.750%, 12/15/08	5,000	5,050
Series 2005-1, Class B 3.918%, 09/15/10	9,000	9,013
Fleet Credit Card Master Trust Series 2001-B, Class A 5.600%, 12/15/08	3,000	3,023
Fleet Credit Card Master Trust II Series 2003-A, Class A 2.400%, 07/15/08	8,500	8,461
MBNA Credit Card Master Note Trust Series 2001-A1, Class A1 5.750%, 10/15/08	3,500	3,531
Series 2005-A1, Class A1 4.200%, 09/15/10	10,000	9,929
Providian Gateway Master Trust Series 2004-DA, Class A 3.350%, 09/15/11 (a)	2,625	2,560
Sears Credit Account Master Trust Series 1999-3, Class A 6.450%, 11/17/09	167	167
		65,881
Equipment Leases – 1.4%
CIT Equipment Collateral Series 2004-VT1, Class A3 2.200%, 03/20/08	6,023	5,937
CNH Equipment Trust Series 2004-A, Class A3B 2.940%, 10/15/08	4,700	4,625
		10,562
Home Equity – 4.2%
Centex Home Equity Series 2003-C, Class AV 4.130%, 09/25/33 (e)	211	211
Equivantage Home Equity Loan Trust Series 1996-1, Class A 6.550%, 10/25/25	241	238
Series 1996-4, Class A 7.250%, 01/25/28	701	700
First Franklin Mortgage Loan Series 2004-FFB, Class A3 4.264%, 06/25/24	2,530	2,515
GMAC Mortgage Corporation Loan Trust Series 2004-HE2, Class M1 3.950%, 10/25/33 (f)	4,850	4,659

FIRST AMERICAN FUNDS Annual Report 2005

45

Schedule of Investments September 30, 2005

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Home Equity Mortgage Trust Series 2004-2, Class B1 5.730%, 08/25/34 (e) (f)	$2,200	$2,208
Series 2004-6, Class M2 5.321%, 04/25/35 (f)	1,500	1,446
Household Home Equity Loan Trust Series 2003-1, Class A 4.146%, 10/20/32 (e)	1,014	1,017
IMC Home Equity Loan Trust Series 1998-3, Class A7 6.720%, 08/20/29 (f)	2,602	2,601
New Century Home Equity Loan Trust Series 1997-NC6, Class A7 7.190%, 01/25/29 (f)	1,451	1,450
Residential Funding Mortgage Securities Series 2004-HI2, Class A3 4.270%, 11/25/16	5,000	4,965
Saxon Asset Securities Trust Series 2004-1, Class M1 4.360%, 03/25/35 (e)(f)	8,000	8,046
		30,056
Other – 1.3%
GRP/AG Real Estate Asset Trust Series 2004-1, Class A 3.960%, 03/25/09 (a) (f)	168	166
Series 2004-2, Class A 4.210%, 07/25/34 (a) (f)	927	911
Series 2005-1, Class A 4.850%, 01/25/35 (a)	2,230	2,218
Global Signal Trust Series 2004-2A, Class A 4.232%, 12/15/14 (a)	6,380	6,209
		9,504
Utilities – 2.7%
Detroit Edison Securitization Funding Series 2001-1, Class A3 5.875%, 03/01/10	4,279	4,358
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A4 6.910%, 09/15/09	4,173	4,285
Peco Energy Transition Trust Series 1999-A, Class A6 6.050%, 03/01/09	7,437	7,543
Public Service New Hampshire Funding Series 2001-1, Class A2 5.730%, 11/01/10	3,158	3,219
		19,405
Total Asset-Backed Securities (Cost $246,496)		242,142
Corporate Bonds – 21.0%
Banking – 1.6%
Credit Suisse First Boston 7.750%, 05/15/06 (a)	7,350	7,490
Key Bank 7.125%, 08/15/06	4,000	4,083
		11,573
Basic Industry – 0.3%
Potash 7.125%, 06/15/07	2,075	2,155

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Brokerage – 1.3%
Bear Stearns 6.500%, 05/01/06	$5,900	$5,969
Merrill Lynch, Series B 6.130%, 05/16/06	3,655	3,693
		9,662
Capital Goods – 0.5%
Boeing Capital 5.650%, 05/15/06	3,483	3,511
Communications – 3.1%
Alltel 4.656%, 05/17/07	3,500	3,497
Comcast Cable Communications 6.200%, 11/15/08 (g)	4,000	4,157
Telecom De Puerto Rico 6.650%, 05/15/06	10,000	10,119
Telefonos De Mexico SA 4.750%, 01/27/10 (a)	5,000	4,988
		22,761
Consumer Cyclical – 3.1%
Caesars Entertainment 8.500%, 11/15/06	5,000	5,200
Ford Motor Credit 6.875%, 02/01/06 (g)	4,000	4,017
6.625%, 06/16/08	2,500	2,450
Harrah's 5.750%, 10/01/17 (a)	1,265	1,241
Lennar 7.625%, 03/01/09	3,500	3,754
May Department Stores 3.950%, 07/15/07	2,000	1,970
Time Warner 6.150%, 05/01/07 (g)	4,000	4,086
		22,718
Consumer NonCyclical – 1.2%
Kraft Foods 4.625%, 11/01/06	5,500	5,504
Wellpoint 3.750%, 12/14/07	3,000	2,933
		8,437
Electric – 3.9%
Calenergy 7.630%, 10/15/07	6,255	6,594
Constellation Energy Group 6.350%, 04/01/07	4,275	4,372
Empresa Nacional Electric 7.750%, 07/15/08	5,984	6,364
National Rural Utilities 6.000%, 05/15/06 (g)	4,000	4,039
Pepco Holdings 3.750%, 02/15/06	4,600	4,588
PSEG Funding Trust 5.381%, 11/16/07	2,000	2,013
		27,970
Energy – 0.6%
PEMEX Project Funding Master Trust 6.125%, 08/15/08	4,000	4,120

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

46

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Finance Companies – 1.6%
American General Finance 5.910%, 06/12/06	$1,000	$1,010
Countrywide Home Loans 2.875%, 02/15/07	4,000	3,906
International Lease Finance 3.125%, 05/03/07	4,000	3,909
Residential Capital 6.375%, 06/30/10 (a)	3,000	3,035
		11,860
Natural Gas – 1.5%
Atmos Energy 4.000%, 10/15/09	3,995	3,844
Duke Energy Field Services 5.750%, 11/15/06	4,915	4,964
Ras Laffan Liquid Natural Gas 7.628%, 09/15/06 (a)	1,662	1,680
		10,488
REITS – 1.4%
Istar Financial 6.000%, 12/15/10	4,500	4,621
Simon Property Group 6.375%, 11/15/07	5,000	5,156
		9,777
Supranationals – 0.7%
Corporacion Andina De Fomento 7.250%, 03/01/07	5,000	5,161
Technology – 0.2%
Chartered Semiconductor 5.750%, 08/03/10	1,500	1,483
Total Corporate Bonds (Cost $153,400)		151,676
CMO – Private Mortgage-Backed Securities – 14.7%
Adjustable Rate (e) – 10.4%
Adjustable Rate Mortgage Trust Series 2005-10, Class 1A21 4.765%, 01/25/36	4,970	4,942
Merrill Lynch Mortgage Investors Series 2003-C, Class A1 4.160%, 06/25/28 (f)	7,668	7,668
MLCC Mortgage Investors Series 2004-B, Class A1 4.080%, 05/25/29 (f)	2,376	2,370
Series 2004-B, Class A3 5.203%, 05/25/29	5,260	5,373
Sequoia Mortgage Trust Series 2003-2, Class A1 4.126%, 06/20/33 (f) (g)	4,526	4,529
Series 2004-4, Class B2 4.696%, 05/20/34 (f)	4,350	4,328
Series 2004-7, Class A2 4.842%, 08/20/34	3,079	3,117
Structured Mortgage Loan Trust Series 2004-11, Class A 5.352%, 08/25/34	2,353	2,400
Thornburg Mortgage Securities Trust Series 2005-3, Class A2 3.500%, 09/01/10	6,855	6,855

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Washington Mutual Series 2003-AR3, Class A5 3.927%, 04/25/33	$7,807	$7,784
Series 2003-AR10, Class A6 4.069%, 10/25/33	5,000	4,952
Wells Fargo Mortgage Backed Securities Trust Series 2004-E, Class A5 3.662%, 05/25/34	5,868	5,738
Series 2004-N, Class A3 4.108%, 08/25/34	7,000	6,926
Series 2004-EE, Class 3A1 3.988%, 12/25/34	8,678	8,506
		75,488
Fixed Rate – 4.3%
Bank of America Mortgage Securities Series 2004-F, Class 2A2 4.021%, 07/25/34	7,200	7,160
Citigroup Mortgage Loan Trust Series 2005-WF1, Class A2 4.490%, 02/25/35	6,650	6,543
IMPAC Secured Assets Series 2004-2, Class A2 3.926%, 08/25/34	4,574	4,556
Merrill Lynch Mortgage Investors Series 2003-A5, Class 2A3 3.246%, 08/25/33	341	341
Mortgage Capital Funding Series 1997-MC1, Class A3 7.288%, 07/20/27	1,158	1,184
Residential Accredited Loans Series 2003-QS17, Class CB7 5.500%, 09/25/33	2,732	2,738
Residential Asset Securitization Trust Series 2002-A12, Class 1A1 5.200%, 11/25/32	1,258	1,246
Structured Asset Securities Corporation Series 2005-6, Class 5A6 5.000%, 05/25/35	7,000	6,952
		30,720
Total CMO – Private Mortgage-Backed Securities (Cost $107,152)		106,208
U.S. Government & Agency Securities – 15.9%
U.S. Agency Debentures – 4.9%
FHLMC Callable 12/02/05 @ 100 2.280%, 06/02/06 (g)	7,000	6,914
Callable 11/02/05 @ 100 3.250%, 11/02/07 (g)	11,000	10,752
FNMA 4.000%, 09/02/08 (g)	10,000	9,843
4.250%, 05/15/09 (g)	7,500	7,442
		34,951
U.S. Treasuries – 11.0%
U.S. Treasury Bond (STRIPS) 0.000%, 11/15/11 (g) (h)	11,200	10,715

FIRST AMERICAN FUNDS Annual Report 2005

47

Schedule of Investments September 30, 2005

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Treasury Notes 3.875%, 07/31/07 (g)	$13,620	$13,546
3.750%, 05/15/08 (g)	22,035	21,797
4.125%, 08/15/08 (g)	2,250	2,246
3.125%, 10/15/08 (g)	15,000	14,543
3.875%, 01/15/09 (g) (i)	10,722	11,631
4.125%, 08/15/10 (g)	5,320	5,294
		79,772
Total U.S. Government & Agency Securities (Cost $116,020)		114,723
U.S. Government Agency Mortgage-Backed Securities – 8.5%
Adjustable Rate (e) – 6.8%
FHLMC Pool
5.225%, 12/01/26, #786591 (g)	1,511	1,539
4.691%, 01/01/29, #846946 (g)	1,088	1,117
4.207%, 10/01/29, #786853	945	970
5.439%, 04/01/30, #972055 (g)	878	901
4.088%, 05/01/30, #847014 (g)	925	937
4.622%, 06/01/31, #847367	504	517
4.655%, 08/01/32, #847331 (g)	8,278	8,490
4.602%, 10/01/32, #847063 (g)	1,115	1,136
4.236%, 05/01/33, #780456 (g)	2,776	2,778
FNMA Pool
4.737%, 11/01/25, #433988 (g)	1,226	1,255
4.338%, 02/01/28, #415285	481	490
4.639%, 10/01/30, #847241 (g)	4,733	4,856
4.864%, 06/01/31, #625338 (g)	873	889
5.299%, 12/01/31, #535363 (g)	2,476	2,524
5.057%, 03/01/32, #545791	429	437
5.062%, 05/01/32, #545717	2,328	2,369
5.437%, 05/01/32, #634948 (g)	616	628
4.490%, 10/01/32, #661645 (g)	1,803	1,802
4.635%, 12/01/32, #671884 (g)	3,429	3,416
5.078%, 04/01/34, #775389 (g)	1,647	1,669
4.278%, 07/01/34, #795242 (g)	4,609	4,572
3.886%, 08/01/36, #555369 (g)	2,335	2,368
GNMA Pool
3.750%, 08/20/21, #8824	374	379
3.750%, 07/20/22, #8006 (g)	409	414
3.750%, 09/20/25, #8699	228	231
4.375%, 04/20/26, #8847	234	236
3.750%, 08/20/27, #80106	75	76
4.375%, 01/20/28, #80154	121	122
4.375%, 05/20/29, #80283 (g)	638	643
4.375%, 06/20/29, #80291 (g)	1,076	1,085
4.375%, 04/20/31, #80507 (g)	373	375
4.500%, 02/20/32, #80580 (g)	363	368
		49,589
Fixed Rate – 1.7%
FHLMC Gold Pool 5.500%, 10/01/06	119	119
FHLMC Pool 7.750%, 07/01/09	9	10
FNMA Pool 6.195%, 06/01/07 (g)	4,901	4,966
6.625%, 09/15/09 (g)	2,900	3,118
5.500%, 05/01/12 (g)	1,718	1,754

Short Term Bond Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
GNMA Pool 3.875%, 11/20/30(g)	$682	$687
3.500%, 08/20/31(g)	1,419	1,425
		12,079
Total U.S. Government Agency Mortgage-Backed Securities (Cost $62,477)		61,668
CMO – U.S. Government Agency Mortgage-Backed Securities – 5.0%
Fixed Rate – 5.0%
FHLMC REMIC Series 2822, Class VM 5.000%, 04/15/10	4,091	4,076
Series 2763, Class TA 4.000%, 03/15/11	5,829	5,696
Series 1022, Class J 6.000%, 12/15/20	55	55
Series 2738, Class UA 3.570%, 12/15/23 (g)	5,283	5,177
Series 2589, Class GK 4.000%, 03/15/26 (g)	4,030	4,000
Series 2731, Class PU 4.500%, 05/15/26	5,000	4,916
Series 2893 5.000%, 12/15/27	6,367	6,381
FNMA REMIC Series 2004-76, Class CE 4.500%, 02/25/21	6,000	5,918
Series 1992-150, Class MA 5.500%, 09/25/22	170	168
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $37,186)		36,387
Short-Term Investments – 1.2%
Affiliated Money Market Fund – 1.1%
First American Prime Obligations Fund, Class Z (j)	8,235,157	8,235
U.S. Treasury Obligation – 0.1%
U.S. Treasury Bill 3.375%, 11/10/05 (k)	$395	393
Total Short-Term Investments (Cost $8,629)		8,628
Investments Purchased with Proceeds from Securities Lending (l) – 26.7%
	(Cost $193,160)	193,160
Total Investments – 126.5% (Cost $924,520)		914,592
Other Assets and Liabilities, Net – (26.5)%		(191,337)
Total Net Assets – 100.0%		$723,255

(a)  Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $44,830,741 or 6.2% of total net assets. See note 2 in Notes to Financial Statements.

(b)  Security considered illiquid. As of September 30, 2005, the value of these investments was $0 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

48

Short Term Bond Fund (concluded)

(c)  Security is fair valued. As of September 30, 2005, the fair value of these investments was $0 or 0% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Security currently in default.

(e)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(f)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(g)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a value of $189,691,554 at September 30, 2005. See note 2 in Notes to Financial Statements.

(h)  Principal only – Represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The zero coupon rate represents the lack of interest as part of payments received.

(i)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(j)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(k)  Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(l)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Corporation

GNMA – Government National Mortgage Association

REITS – Real Estate Investment Trusts

REMIC – Real Estate Mortgage Investment Conduit

STRIPS – Separate Trading of Registered Interest and Principal of Securities

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (Depreciation) (000)
U.S. Treasury 2 year Futures	364	$37,472	December 05	$(58)
U.S. Treasury 5 year Futures	(690)	(73,733)	December 05	1027
U.S. Treasury 10 year Futures	(1)	(110)	December 05	1
				$970

Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation (000)
Citigroup	3-Month LIBOR	Pay	3.568%	1/11/07	$140,303	$(1,697)
UBS	3-Month LIBOR	Pay	3.806%	1/13/08	36,969	(31)
UBS	3-Month LIBOR	Pay	3.806%	1/13/08	24,579	(421)
						$(2,149)

Total Return Bond Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government Agency Mortgage-Backed Securities – 27.2%
Adjustable Rate (a) – 4.3%
FHLMC Pool
4.918%, 10/01/29, #1L0117	$1,739	$1,809
4.695%, 07/01/30, #847240 (b)	2,125	2,175
4.454%, 05/01/33, #847411	1,339	1,371
FNMA Pool
5.289%, 11/01/34, #735054 (b)	2,092	2,098
5.000%, 05/01/35, #357883	2,952	2,893
5.500%, 08/01/35, #255814 (b)	2,760	2,760
		13,106
Fixed Rate – 22.9%
FHLMC Pool
5.000%, 09/01/18, #E99575	1,386	1,383
6.500%, 07/01/31, #A17212	5,131	5,283
FNMA Pool
5.500%, 12/01/18, #735575 (b)	2,464	2,501
4.500%, 06/01/20, #828929 (b)	10,584	10,363
5.500%, 02/01/25, #255628 (b)	3,696	3,715
5.000%, 10/01/33, #741897 (b)	4,879	4,781
5.500%, 11/01/33, #555967 (b)	8,505	8,507
5.000%, 03/01/34, #725205 (b)	1,535	1,504
5.000%, 03/01/34, #725250 (b)	1,361	1,334
5.500%, 04/01/34, #725424 (b)	4,021	4,022
5.000%, 05/01/34, #725456	1,369	1,341
5.000%, 06/01/34, #782909	1,038	1,017
5.500%, 09/01/34, #725773	2,775	2,775
4.500%, 03/01/35, #819357	1,954	1,865
6.000%, 04/01/35, #735503 (b)	4,968	5,051
5.500%, 08/01/35, #829679 (b)	5,344	5,344
FNMA TBA (c)
5.500%, 10/01/34, #28229	4,520	4,517
6.000%, 10/13/35, #36237	4,460	4,532
		69,835
Total U.S. Government Agency Mortgage-Backed Securities (Cost $83,657)		82,941
U.S. Government & Agency Securities – 20.7%
U.S. Agency Debentures – 1.7%
FHLB Callable 04/07/06 @ 100, 4.430%, 04/07/08, (b)	5,000	4,973
U.S. Treasuries – 19.0%
U.S. Inflation Index Bond
1.625%, 01/15/15 (b)	2,870	2,836
2.375%, 01/15/25 (b)	2,850	3,050
U.S. Treasury Bonds
9.000%, 11/15/18 (b)	1,825	2,628
6.250%, 08/15/23 (b)	5,900	7,054
7.625%, 02/15/25 (b)	950	1,311
6.875%, 08/15/25 (b)	740	954
5.500%, 08/15/28 (b)	3,685	4,141
5.250%, 02/15/29 (b)	4,900	5,342
5.375%, 02/15/31 (b)	3,820	4,279
U.S. Treasury Notes
1.625%, 02/28/06 (b)	1,775	1,759
1.500%, 03/31/06	1,800	1,779
3.500%, 05/31/07 (b)	195	193
3.875%, 07/31/07 (b)	5,000	4,973
4.125%, 08/15/08 (b)	1,585	1,583

FIRST AMERICAN FUNDS Annual Report 2005

49

Schedule of Investments September 30, 2005

Total Return Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
3.875%, 07/15/10 (b)	$415	$409
4.125%, 08/15/10 (b)	2,240	2,229
3.875%, 09/15/10	3,445	3,396
4.250%, 08/15/15 (b)	10,230	10,166
		58,082
Total U.S. Government & Agency Securities (Cost $64,137)		63,055
Corporate Bonds – 18.2%
Banking – 2.5%
CBA Capital Trust I, Callable 06/30/15 @ 100 5.805%, 12/31/49 (d)	985	1,019
Chuo Mitsui Trust & Bank, Callable 04/15/15 @ 100 5.506%, 12/31/49 (d) (e)	575	546
ING Capital Funding Trust III, Callable 12/31/10 @ 100 8.439%, 12/12/49	1,500	1,726
J.P. Morgan Chase XVII 5.850%, 08/01/35	650	633
SOC General Real Estate, Callable 09/30/07 @ 100 7.640%, 12/29/49 (a) (d)	1,465	1,535
Wells Fargo, Callable 12/15/06 @ 103.98 7.960%, 12/15/26	2,000	2,138
		7,597
Basic Industry – 1.5%
Allegheny Technologies 8.375%, 12/15/11	500	538
Celulosa Arauco Y Constitucion 8.625%, 08/15/10	1,500	1,717
Falconbridge 7.350%, 06/05/12	755	833
Polyone 8.875%, 05/01/12 (b)	500	475
Southern Peru 7.500%, 07/27/35 (d)	900	878
		4,441
Brokerage – 0.4%
Lazard Group 7.125%, 05/15/15 (d)	1,325	1,308
Capital Goods – 0.5%
Hutchinson Whamp International 7.450%, 11/24/33 (d)	750	864
Owens-Illinois 8.100%, 05/15/07	500	513
		1,377
Communications – 3.6%
Alltel 4.656%, 05/17/07	2,000	1,998
AT&T 7.300%, 11/15/11	473	533
AT&T Broadband 8.375%, 03/15/13	1,000	1,183
Clear Channel Communications 5.500%, 09/15/14	1,000	963
Dex Media West, Callable 08/15/08 @ 104.94 9.875%, 08/15/13	500	552

Total Return Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
News America Holdings 7.750%, 01/20/24	$680	$786
Telefonos De Mexico SA de CV (Telmex), Series L 4.750%, 01/27/10	1,000	998
Time Warner Entertainment 8.375%, 07/15/33	720	901
Verizon Wireless 5.375%, 12/15/06	2,980	3,006
		10,920
Consumer Cyclical – 1.3%
Centex 5.450%, 08/15/12	1,035	1,029
DaimlerChrysler 4.875%, 06/15/10 (b)	550	540
Ford Motor Credit 7.000%, 10/01/13 (b)	315	291
Harrah's 5.625%, 06/01/15 (d)	835	823
5.750%, 10/01/17 (d)	520	510
MGM Mirage 6.625%, 07/15/15	725	717
		3,910
Consumer Non Cyclical – 1.5%
Albertson's 7.500%, 02/15/11	720	710
CIGNA 7.400%, 05/15/07	2,500	2,601
R.J. Reynolds Tobacco 6.500%, 07/15/10 (d)	1,250	1,247
		4,558
Electric – 1.6%
Exelon 4.900%, 06/15/15	1,290	1,216
FPL Group Capital 7.625%, 09/15/06	1,975	2,031
MidAmerican Energy Holdings 5.875%, 10/01/12 (b)	990	1,042
TXU Energy 7.000%, 03/15/13 (b)	550	597
		4,886
Energy – 1.4%
Gazprom International 7.201%, 02/01/20 (d)	1,000	1,093
Kerr-McGee 6.950%, 07/01/24	800	828
Petrobras International Finance 7.750%, 09/15/14	730	792
Petro-Canada 5.350%, 07/15/33	500	458
Tengizcheveroil Finance 6.124%, 11/15/14 (d)	1,250	1,271
		4,442
Miscellaneous – 0.8%
Dow Jones, Series 4-T1 8.250%, 06/29/10 (d)	2,465	2,444
Natural Gas – 0.9%
Duke Energy Field Services 7.875%, 08/16/10	980	1,100

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

50

Total Return Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
El Paso Natural Gas Series A, Callable 08/01/07 @ 103.81 7.625%, 08/01/10	$500	$521
Teppco Partners 7.625%, 02/15/12	1,000	1,118
		2,739
Sovereigns – 1.8%
Republic of Philippines 8.250%, 01/15/14 (f)	1,000	1,037
Republic of Turkey 7.250%, 03/15/15 (f)	1,500	1,579
7.375%, 02/05/25 (f)	925	926
United Mexican States 5.875%, 01/15/14	1,950	2,019
		5,561
Technology – 0.4%
Chartered Semiconductor 6.375%, 08/03/15	590	576
LG Electronics 5.000%, 06/17/10 (d)	785	768
		1,344
Total Corporate Bonds (Cost $55,314)		55,527
Asset-Backed Securities – 19.0%
Automotive – 2.1%
Nissan Auto Receivables Owner Trust Series 2005-B, Class A2 3.750%, 09/17/07	960	957
USAA Auto Owner Trust Series 2003-1, Class A4 2.040%, 02/16/10	5,500	5,408
		6,365
Commercial – 6.3%
Commercial Mortgage Pass-Through Certificates Series 2004-CNL, Class A1 3.988%, 09/15/14 (c) (a)	1,930	1,929
Series 2005-LP5, Class A2 4.630%, 05/10/43	2,750	2,730
Deutsche Mortgage & Asset Receiving Series 1998-C1, Class A2 6.538%, 06/15/31	2,093	2,152
GE Capital Commercial Mortgage Corporation Series 2004-C1, Class A2 3.915%, 11/10/38	3,000	2,897
GMAC Commercial Mortgage Securities Series 2003-C3, Class A2 4.223%, 04/10/40	3,000	2,955
Greenwich Capital Commercial Funding Series 2003-C1, Class A2 3.285%, 07/05/35	1,500	1,432
GS Mortgage Securities Corporation II Series 2004-GG2, Class A6 5.396%, 08/10/38	1,250	1,297
GSR Mortgage Loan Trust Series 2004-10F, Class 3A1 5.500%, 08/25/19	1,297	1,313
Nomura Asset Securities Series 1998-D6, Class A1B 6.590%, 03/15/30	2,325	2,421
		19,126

Total Return Bond Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Credit Cards – 7.0%
Chase Issuance Trust Series 2005-A3, Class A 3.788%, 10/17/11 (a)	$6,000	$6,011
Series 2005-A9, Class A9 3.816%, 11/15/11	6,000	6,012
Citibank Credit Card Issuance Trust Series 2003-A5, Class A5 2.500%, 04/07/08	1,885	1,869
MBNA Credit Card Master Note Trust Series 2001-A1, Class A1 5.750%, 10/15/08	5,630	5,680
Series 2003-A1, Class A1 3.300%, 07/15/10	405	394
Series 2005-A1, Class A1 4.200%, 09/15/10	825	819
Providian Gateway Master Trust Series 2004-DA, Class A 3.350%, 09/15/11 (d)	620	605
		21,390
Equipment Leases – 0.6%
Caterpillar Financial Asset Trust Series 2004-A, Class A3 3.130%, 01/26/09	1,900	1,876
Home Equity – 2.5%
Ace Securities Series 2003-OP1, Class M3 5.480%, 12/25/33 (a)	1,500	1,510
GRMT Mortgage Loan Trust Series 2001-1A, Class M1 7.772%, 07/20/31 (d)	435	446
Residential Asset Securities Series 2004-KS3, Class A2B2 4.040%, 04/25/34 (a)	5,816	5,827
		7,783
Manufactured Housing – 0.2%
Green Tree Financial Series 1996-8, Class A7 8.050%, 10/15/27	545	577
Other – 0.3%
GRP/AG Real Estate Asset Trust Series 2004-1, Class A 3.960%, 03/25/09 (d) (e)	189	186
Series 2005-1, Class A 4.850%, 01/25/35 (d)	729	725
		911
Total Asset-Backed Securities (Cost $58,310)		58,028
CMO – Private Mortgage-Backed Securities – 7.3%
Adjustable Rate (a) – 2.5%
Adjustable Rate Mortgage Trust Series 2005-10, Class 1A21 4.765%, 01/25/36	2,045	2,034
MLCC Mortgage Investors Series 2003-H, Class A3A 5.057%, 01/25/29	1,799	1,835
Series 2005-A, Class A1 4.060%, 03/25/30	1,761	1,759

FIRST AMERICAN FUNDS Annual Report 2005

51

Schedule of Investments September 30, 2005

Total Return Bond Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Thornburg Mortgage Securities Trust Series 2005-2, Class A1 4.050%, 07/25/45	$1,800	$1,798
		7,426
Fixed Rate – 4.8%
Bank of America Mortgage Securities Series 2004-11, Class 1A8 5.500%, 01/25/35	4,250	4,256
Citigroup Mortgage Loan Trust Series 2005-WF1, Class A2 4.490%, 02/25/35	2,000	1,968
Citigroup Mortgage Securities Series 2005-4, Class 1A6 5.500%, 07/25/35	2,010	1,998
Countrywide Alternative Loan Trust Series 2004-24CB, Class 2A1 5.000%, 11/25/19	2,720	2,696
Wells Fargo Mortgage Backed Securities Trust Series 2004-8, Class A1 5.000%, 08/25/19	3,865	3,835
		14,753
Total CMO – Private Mortgage-Backed Securities (Cost $22,356)		22,179
CMO – U.S. Government Agency Mortgage-Backed Securities – 3.2%
Fixed Rate – 3.2%
FHLMC REMIC Series 2893, Class PB 5.000%, 12/15/27	3,000	3,006
Series 2987, Class KE 5.000%, 12/15/34	1,920	1,908
FNMA REMIC Series 2005-44, Class PC 5.000%, 11/25/27	2,750	2,746
Series 2005-47, Class HK 4.500%, 06/25/20	2,252	2,148
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $9,972)		9,808
Short-Term Investments – 5.0%
Affiliated Money Market Fund – 4.8%
First American Prime Obligations Fund, Class Z (g)	14,778,081	14,778
U.S. Treasury Obligation – 0.2%
U.S. Treasury Bill 3.370%, 11/10/05 (h)	$725	722
Total Short-Term Investments (Cost $15,500)		15,500
Investments Purchased with Proceeds from Securities Lending (i) – 39.0%
(Cost $118,983)		118,983
Total Investments – 139.6% (Cost $428,229)		426,021
Other Assets and Liabilities, Net – (39.6)%		(120,875)
Total Net Assets – 100.0%		$305,146

Total Return Bond Fund (concluded)

(a)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(b)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a market value of $117,009,393 at September 30, 2005. See note 2 in Notes to Financial Statements.

(c)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $9,065,070 or 3.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $18,196,224 or 6.0% of total net assets. See note 2 in Notes to Financial Statements.

(e)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future dates. The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(f)  Represents a foreign high yield (non-investment grade) bond. On September 30, 2005, the value of these investments was $3,541,175, which represents 1.2% of total net assets.

(g)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this fund. See note 3 in Notes to Financial Statements.

(h)  Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(i)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

CMO – Collateralized Mortgage Obligation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

REMIC – Real Estate Mortgage Investment Conduit

TBA – To Be Announced

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (Depreciation) (000)
Euro Dollar 90 Day Futures	(37)	$(35,316)	March 06	$49
Euro Currency Futures	(29)	(3,919)	December 06	(2)
Japan Currency Futures	76	8,433	December 05	(170)
Long Gilt Futures	36	7,154	December 05	(45)
U.S. Treasury 2 Year Futures	47	9,677	December 05	(74)
U.S. Treasury 5 Year Futures	(124)	13,251	December 05	165
U.S. Treasury 10 Year Futures	22	2,418	December 05	(7)
U.S. Treasury Long Bond Futures	21	2,403	December 05	(14)
				$(98)

Credit Default Swap Agreements

Counterparty	Reference Entity	Buy/Sell Protection	Pay/ Receive Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation (000)
Citigroup	Dow Jones CDX IG Hvol5 Index	Buy	0.85%	12/20/10	$3,000	$(7)

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

52

U.S. Government Mortgage Fund

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Government Agency Mortgage-Backed Securities – 91.6%
Adjustable Rate (a) – 1.7%
FNMA Pool
4.852%, 08/01/27, #545271	$2,225	$2,290
5.078%, 04/01/34, #775389 (b)	1,066	1,080
		3,370
Fixed Rate – 89.9%
FHLMC Gold Pool
8.500%, 03/01/06, #E00022	2	2
7.500%, 04/01/08, #E45929	16	16
7.000%, 07/01/11, #E20252	45	47
7.000%, 11/01/11, #E65619	4	4
7.500%, 09/01/12, #G10735	209	219
5.500%, 05/01/13, #G10814	240	244
6.000%, 10/01/13, #E72802	380	390
5.500%, 01/01/14, #E00617	1,273	1,293
7.000%, 09/01/14, #E00746	230	240
5.000%, 04/01/20, #B18125	4,627	4,613
6.000%, 03/01/21, #CP0428	564	577
6.000%, 09/01/22, #C90580	858	877
6.500%, 01/01/28, #G00876	582	600
6.500%, 11/01/28, #C00676	1,187	1,223
7.500%, 01/01/30, #C35768	94	99
6.500%, 03/01/31, #G01244	895	922
7.000%, 06/01/32, #C68248	376	393
5.000%, 09/01/33, #C01622	2,439	2,390
FNMA Pool
7.000%, 11/01/11, #250738	21	22
7.000%, 11/01/11, #349630	16	17
7.000%, 11/01/11, #351122	23	24
6.000%, 04/01/13, #425550	239	245
6.500%, 08/01/13, #251901	203	209
6.000%, 11/01/13, #556195	330	339
7.000%, 07/01/14, #252637	344	359
7.000%, 10/01/14, #252799	153	160
5.500%, 04/01/16, #580516 (b)	1,002	1,018
6.500%, 07/01/17, #254373	1,248	1,291
7.000%, 07/01/17, #254414	1,259	1,315
5.500%, 12/01/17, #673010 (b)	913	927
5.500%, 04/01/18, #695765	1,113	1,130
4.500%, 05/01/18, #254720	5,001	4,912
5.000%, 07/01/18, #555621 (b)	1,775	1,772
5.000%, 11/01/18, #750989	3,724	3,717
4.500%, 06/01/20, #828929 (b)	4,282	4,192
6.000%, 12/01/21, #254138	827	846
6.000%, 01/01/22, #254179	952	974
6.500%, 06/01/22, #254344	928	960
6.000%, 10/01/22, #254513	1,070	1,094
5.500%, 10/01/24, #255456	2,607	2,622
5.500%, 12/01/24, #357662	2,417	2,430
5.500%, 02/01/25, #255628 (b)	4,619	4,644
7.000%, 12/01/27, #313941	706	740
7.000%, 09/01/31, #596680	1,581	1,655
6.500%, 12/01/31, #254169	1,810	1,864
6.500%, 06/01/32, #596712	3,948	4,063
6.500%, 07/01/32, #545759	1,943	2,001
7.000%, 07/01/32, #545813	490	513
7.000%, 07/01/32, #545815 (b)	439	460
6.000%, 08/01/32, #656269 (b)	1,301	1,333
5.500%, 03/01/33, #689109 (b)	3,192	3,195
5.500%, 04/01/33, #703392 (b)	3,648	3,651
5.500%, 05/01/33, #704523	2,738	2,739
5.500%, 07/01/33, #726520 (b)	3,583	3,584

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
5.500%, 07/01/33, #728667	$2,252	$2,252
4.500%, 08/01/33, #555680 (b)	2,448	2,342
5.000%, 08/01/33, #736158	3,218	3,154
5.500%, 08/01/33, #728855	2,185	2,186
5.500%, 08/01/33, #733380 (b)	2,813	2,814
5.000%, 09/01/33, #734566	3,834	3,757
5.000%, 10/01/33, #747533 (b)	3,395	3,327
5.500%, 11/01/33, #555967 (b)	4,082	4,083
5.500%, 12/01/33, #756202 (b)	2,257	2,258
6.000%, 01/01/34, #763687	3,074	3,126
5.500%, 04/01/34, #774999	1,293	1,293
5.000%, 05/01/34, #780889 (b)	7,083	6,937
6.500%, 06/01/34, #735273 (b)	2,757	2,838
4.500%, 09/01/34, #725866	1,415	1,350
5.000%, 05/01/35, #357883	5,933	5,814
5.500%, 08/01/35, #830953	3,500	3,500
FNMA TBA
5.500%, 10/01/34 (c)	20,300	20,287
6.000%, 10/13/35 (c)	11,655	11,844
GNMA Pool
8.000%, 01/15/07, #315126	5	5
9.000%, 11/15/09, #359559	33	35
8.000%, 10/15/10, #414750	83	87
6.500%, 07/15/13, #462638	534	555
7.500%, 12/15/22, #347332	110	117
7.000%, 09/15/27, #455304	29	31
6.500%, 07/15/28, #780825	987	1,032
6.500%, 08/20/31, #003120	447	464
7.500%, 12/15/31, #570134	377	400
6.500%, 02/15/32, #569621	611	635
6.000%, 03/15/33, #603520	1,340	1,373
6.000%, 06/15/33, #553314 (b)	2,308	2,364
5.500%, 07/15/33, #553367 (b)	1,198	1,210
5.500%, 08/15/33, #604567 (b)	4,733	4,783
6.000%, 11/15/33, #612374 (b)	1,523	1,560
6.000%, 07/15/34, #631574 (b)	1,488	1,524
6.000%, 09/15/34, #633605 (b)	2,692	2,756
		177,259
Total U.S. Government Agency Mortgage-Backed Securities (Cost $181,821)		180,629
CMO – Private Mortgage-Backed Securities – 18.8%
Adjustable Rate (a) – 1.7%
Morgan Stanley Mortgage Loan Trust Series 2004-9, Class 1A 6.274%, 11/25/34	2,326	2,357
Wells Fargo Mortgage Backed Securities Trust Series 2003-D, Class A1 4.839%, 02/25/33	1,045	1,047
		3,404
Fixed Rate – 17.1%
Bank of America Mortgage Securities Series 2004-11 Class 1A8 5.500%, 01/25/35	980	981
Chase Mortgage Finance Corporation Series 2003-S10, Class A1 4.750%, 11/25/18	3,472	3,415
Countrywide Alternative Loan Trust Series 2004-24CB, Class 1A1 6.000%, 11/25/34	2,291	2,309

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Schedule of Investments September 30, 2005

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
GMAC Mortgage Corporation Loan Trust Series 2004-J5, Class A7 6.500%, 01/25/35	$2,206	$2,255
Master Alternative Loans Trust Series 2005-2, Class 1A3 6.500%, 03/25/35	1,541	1,578
Master Asset Securitization Trust Series 2003-6, Class 3A1 5.000%, 07/25/18	1,206	1,192
Residential Asset Mortgage Products Series 2003-SL1, Class M1 7.320%, 04/25/31	2,854	2,947
Series 2004-SL4, Class A3 6.500%, 07/25/32	2,758	2,817
Residential Funding Mortgage Securitization Trust Series 2003-S8, Class A1 5.000%, 05/25/18	3,177	3,150
Sequoia Mortgage Trust Series 2004-5, Class X1 0.800%, 06/20/34 (d)	76,584	574
Washington Mutual Series 2003-S10, Class A2 5.000%, 10/25/18	2,880	2,855
Series 2003-S13, Class 21A1 4.500%, 12/25/18	2,437	2,389
Series 2004-S3, Class 3A3 6.000%, 07/25/34	1,200	1,221
Washington Mutual MSC Mortgage Series 2003-MS9, Class CB1 7.444%, 04/25/33	1,680	1,731
Wells Fargo Mortgage Backed Securities Trust Series 2003-14, Class A1 4.750%, 12/25/18	4,271	4,202
		33,616
Total CMO – Private Mortgage-Backed Securities (Cost $37,762)		37,020
CMO – U.S. Government Agency Mortgage-Backed Securities – 2.0%
Fixed Rate – 2.0%
FHLMC REMIC Series 2382, Class DA 5.500%, 10/15/30	460	463
FNMA REMIC Series 2004-29, Class WG 4.500%, 05/25/19	2,000	1,878
Series 2002-W1, Class 2A 7.500%, 02/25/42	1,528	1,588
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $3,943)		3,929
Asset-Backed Securities – 0.5%
Home Equity – 0.1%
GRMT Mortgage Loan Trust Series 2001-1A, Class M1 7.772%, 07/20/31 (e)	145	148
Manufactured Housing – 0.3%
Vanderbilt Mortgage Finance Series 1999-B, Class 1A4 6.545%, 04/07/18	631	635

U.S. Government Mortgage Fund (continued)

DESCRIPTION	PAR (000)/SHARES	VALUE (000)
Other – 0.1%
GRP/AG Real Estate Asset Trust Series 2004-1, Class A 3.960%, 03/25/09 (e) (f)	$168	$166
Total Asset-Backed Securities (Cost $971)		949
Short-Term Investments – 3.1%
Affiliated Money Market Fund – 3.1%
First American Government Obligations Fund, Class Z (g)	6,160,728	6,161
U.S. Treasury Obligation – 0.0%
U.S. Treasury Bill 3.400%, 11/10/05 (h)	$100	100
Total Short-Term Investments (Cost $6,261)		6,261
Investments Purchased with Proceeds from Securities Lending (i) – 33.6%
	(Cost $66,368)	66,368
Total Investments – 149.6% (Cost $297,126)		295,156
Other Assets and Liabilities, Net – (49.6)%		(97,908)
Total Net Assets – 100.0%		$197,248

(a)  Variable Rate Security – The rate shown is the rate in effect as of September 30, 2005.

(b)  This security or a portion of this security is out on loan at September 30, 2005. Total loaned securities had a value of $64,690,388 at September 30, 2005. See note 2 in Notes to Financial Statements.

(c)  Security purchased on a when-issued basis. On September 30, 2005, the total cost of investments purchased on a when-issued basis was $32,293,913 or 16.4% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Interest only – Represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate in effect as of September 30, 2005.

(e)  Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under guidelines established by the funds' board of directors. As of September 30, 2005, the value of these investments was $314,479 or 0.2% of total net assets. See note 2 in Notes to Financials.

(f)  Delayed Interest (Step-Bonds) – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of September 30, 2005.

(g)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this fund. See note 3 in Notes to Financial Statements.

(h)  Security has been deposited as initial margin on open futures contracts. Yield shown is the effective yield as of September 30, 2005. See note 2 in Notes to Financial Statements.

(i)  The fund may loan securities in return for collateral in the form of cash, U.S. Government securities, or other high grade debt obligations. The cash collateral is invested in various short-term fixed income securities, such as repurchase agreements, commercial paper, money market funds and other corporate obligations. See note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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U.S. Government Mortgage Fund (concluded)

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Corporation

GNMA – Government National Mortgage Association

REMIC – Real Estate Mortgage Investment Conduit

TBA – To Be Announced

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased (Sold)	Notional Contract Value (000)	Settlement Month	Unrealized Appreciation (Depreciation) (000)
Euro Dollar 90 Day Futures	(65)	$(62,043)	March 06	$35
U.S. Treasury Long Bond Futures	4	458	December 05	(14)
U.S. Treasury 2 year Futures	(120)	(12,353)	December 05	77
U.S. Treasury 5 year Futures	(35)	(3,740)	December 05	52
U.S. Treasury 10 year Futures	29	3,188	December 05	(44)
				$106

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Statements of Assets and Liabilities September 30, 2005, in thousands

	Core Bond Fund	High Income Bond Fund	Inflation Protected Securities Fund	Intermediate Government Bond Fund	Intermediate Term Bond Fund	Short Term Bond Fund	Total Return Bond Fund	U.S. Government Mortgage Fund
Investments in unaffiliated securities, at cost	$1,893,938	$252,770	$273,704	$71,110	$1,122,153	$723,125	$294,468	$224,597
Investments in affiliated money market fund, at cost	54,925	3,642	1,990	-	4,132	8,235	14,778	6,161
Investments purchased with proceeds from securities lending, at cost (note 2)	844,992	58,210	121,305	-	512,452	193,160	118,983	66,368
Cash denominated in foreign currencies, at cost	-	-	-	-	-	-	100	-
ASSETS:
Investments in unaffiliated securities, at value* (note 2)	$1,877,642	$255,644	$272,299	$69,818	$1,110,499	$713,197	$292,260	$222,627
Investments in affiliated money market fund, at value (note 2)	54,925	3,642	1,990	-	4,132	8,235	14,778	6,161
Investments purchased with proceeds from securities lending, at value (note 2)	844,992	58,210	121,305	-	512,452	193,160	118,983	66,368
Cash**	45,159	555	1,149	473	8,770	1,830	10,738	629
Cash denominated in foreign currencies, at value	-	-	-	-	-	-	98	-
Receivable for dividends and interest	10,986	5,402	2,016	1,064	8,366	5,346	1,967	940
Receivable for investment securities sold	49,968	3,803	1,248	10	10,517	-	6,332	-
Receivable for capital shares sold	770	158	1,227	-	361	159	410	749
Receivable for swap contracts	90	-	64	-	-	-	13	-
Receivable for variation margin	5	45	-	-	-	-	-	16
Prepaid expenses and other assets	40	37	41	31	83	32	46	38
Total assets	2,884,577	327,496	401,339	71,396	1,655,180	921,959	445,625	297,528
LIABILITIES:
Payable upon return of securities loaned (note 2)	852,996	58,761	122,454	-	517,306	194,990	120,110	66,997
Payable for investment securities purchased	64,190	5,907	-	-	10,379	-	10,943	354
Payable for investment securities purchased on a when-issued basis	47,704	-	-	-	-	-	9,065	32,294
Payable for capital shares redeemed	6,868	224	1,544	36	3,835	1,284	124	496
Payable for variation margin	-	-	11	-	2	50	38	-
Payable for swap contracts	-	38	-	-	-	1,967	-	-
Payable to affiliates (note 3)	1,091	176	134	33	558	364	182	111
Payable for distribution and shareholder servicing fees	47	24	2	-	6	12	10	17
Accrued expenses and other liabilities	61	14	9	8	44	37	7	11
Total liabilities	972,957	65,144	124,154	77	532,130	198,704	140,479	100,280
Net assets	$1,911,620	$262,352	$277,185	$71,319	$1,123,050	$723,255	$305,146	$197,248
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,919,152	$269,134	$277,187	$72,331	$1,133,862	$745,327	$327,296	$204,015
Undistributed net investment income	868	19	1,292	77	1,447	2,148	117	132
Accumulated net realized gain (loss) on investments	7,843	(9,837)	85	203	(685)	(13,113)	(19,952)	(5,035)
Net unrealized appreciation (depreciation) of investments	(16,296)	2,874	(1,405)	(1,292)	(11,654)	(9,928)	(2,208)	(1,970)
Net unrealized appreciation (depreciation) on futures contracts	102	72	(64)	-	107	970	(98)	106
Net unrealized depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	-	-	-	-	(2)	-
Net unrealized appreciation (depreciation) on swap agreements	(49)	90	90	-	(27)	(2,149)	(7)	-
Net assets	$1,911,620	$262,352	$277,185	$71,319	$1,123,050	$723,255	$305,146	$197,248
*Including securities loaned, at value	$831,476	$56,871	$119,460	-	$503,024	$189,692	$117,009	$64,690
**Includes cash collateral received related to securities loaned (note 2)	$8,004	$551	$1,149	-	$4,854	$1,830	$1,127	$629

The accompanying notes are an integral part of the financial statements.

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Statements of Assets and Liabilities September 30, 2005, in thousands, except for per share data (continued)

	Core Bond Fund	High Income Bond Fund	Inflation Protected Securities Fund	Intermediate Government Bond Fund	Intermediate Term Bond Fund	Short Term Bond Fund	Total Return Bond Fund	U.S. Government Mortgage Fund
Class A:
Net assets	$161,410	$34,144	$6,917	$1,970	$48,426	$97,863	$19,113	$24,504
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	14,476	3,628	683	239	4,847	9,857	1,878	2,328
Net asset value and redemption price per share	$11.15	$9.41	$10.12	$8.26	$9.99	$9.93	$10.18	$10.53
Maximum offering price per share (1)	$11.64	$9.83	$10.57	$8.45	$10.22	$10.16	$10.63	$11.00
Class B:
Net assets	$17,078	$7,191	-	-	-	-	$4,395	$7,926
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	1,543	767	-	-	-	-	434	752
Net asset value, offering price, and redemption price per share (2)	$11.07	$9.37	-	-	-	-	$10.14	$10.54
Class C:
Net assets	$7,266	$13,403	$855	-	-	-	$2,858	$6,585
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	654	1,429	85	-	-	-	283	628
Net asset value per share (2)	$11.12	$9.38	$10.11	-	-	-	$10.12	$10.49
Class R:
Net assets	$16	$4	$1	-	-	-	$3	$3
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	1	-	-	-	-	-	-	-
Net asset value, offering price, and redemption price per share	$11.17	$9.53	$10.13	-	-	-	$10.23	$10.51
Class Y:
Net assets	$1,725,850	$207,610	$269,412	$69,349	$1,074,624	$625,392	$278,777	$158,230
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	154,814	22,047	26,595	8,401	107,895	62,965	27,408	15,029
Net asset value, offering price, and redemption price per share	$11.15	$9.42	$10.13	$8.25	$9.96	$9.93	$10.17	$10.53

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see note 1 in Notes to Financial Statements.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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Statements of Operations for the fiscal year ended September 30, 2005, in thousands

	Core Bond Fund	High Income Bond Fund	Inflation Protected Securites Fund	Intermediate Government Bond Fund	Intermediate Term Bond Fund	Short Term Bond Fund	Total Return Bond Fund	U.S. Government Mortgage Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$83,761	$21,756	$9,511	$3,623	$48,761	$31,398	$14,221	$9,743
Dividends from affiliated money market fund	1,058	77	88	15	222	169	365	151
Dividends from unaffiliated securities	-	64	-	-	-	-	24	-
Securities lending income	871	165	40	-	553	146	67	34
Total investment income	85,690	22,062	9,639	3,638	49,536	31,713	14,677	9,928
EXPENSES (note 3):
Investment advisory fees	9,590	1,955	851	463	6,091	4,630	1,906	1,045
Administration fees	3,962	598	335	199	2,541	1,960	594	445
Transfer agent fees	1,223	173	131	54	760	555	183	132
Custodian fees	168	25	14	8	107	83	25	18
Professional fees	119	27	63	17	74	59	27	23
Postage and printing fees	65	14	6	3	43	33	21	7
Directors' fees	44	6	4	2	28	22	7	5
Registration fees	41	41	30	24	21	22	41	43
Other expenses	41	10	6	6	28	23	10	9
Distribution and shareholder servicing fees – Class A	431	100	8	5	138	282	50	71
Distribution and shareholder servicing fees – Class B	192	80	-	-	-	-	48	87
Distribution and shareholder servicing fees – Class C	81	151	5	-	-	-	34	84
Distribution and shareholder servicing fees – Class R	-	-	-	-	-	-	-	-
Total expenses	15,957	3,180	1,453	781	9,831	7,669	2,946	1,969
Less: Fee waivers (note 3)	(1,827)	(690)	(419)	(223)	(2,439)	(1,945)	(691)	(264)
Total net expenses	14,130	2,490	1,034	558	7,392	5,724	2,255	1,705
Investment income – net	71,560	19,572	8,605	3,080	42,144	25,989	12,422	8,223
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS
AND SWAP AGREEMENTS – NET (note 5):
Net realized gain (loss) on investments	13,556	7,856	(139)	54	(2,596)	(6,244)	5,824	696
Net realized gain (loss) on futures contracts	(4,532)	573	11	64	(730)	(2,529)	(465)	43
Net realized gain (loss) on options written	1,881	-	94	63	1,217	142	157	(102)
Net realized gain (loss) on swap agreements	727	272	133	-	639	783	857	-
Net realized loss on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	-	-	-	-	(6)	-
Net change in unrealized appreciation or depreciation of investments	(28,161)	(9,575)	(1,405)	(2,006)	(18,673)	(7,121)	(8,750)	(3,451)
Net change in unrealized appreciation or depreciation of futures contracts	1,442	27	(64)	53	624	1,494	165	112
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	-	-	-	-	(2)	-
Net change in unrealized appreciation or depreciation of swap agreements	(49)	90	90	-	(27)	(2,149)	(7)	-
Net loss on investments, futures contracts, written options, foreign currency transactions and swap agreements	(15,136)	(757)	(1,280)	(1,772)	(19,546)	(15,624)	(2,227)	(2,702)
Net increase in net assets resulting from operations	$56,424	$18,815	$7,325	$1,308	$22,598	$10,365	$10,195	$5,521

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets in thousands

	Core Bond Fund		High Income Bond Fund		Inflation Protected Securities Fund	Intermediate Government Bond Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended(1) 9/30/05	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$71,560	$73,461	$19,572	$20,792	$8,605	$3,080	$5,648
Net realized gain (loss) on investments	13,556	18,668	7,856	12,424	(139)	54	5,815
Net realized gain (loss) on futures contracts	(4,532)	(4,060)	573	(261)	11	64	(293)
Net realized gain (loss) on options written	1,881	2,256	-	75	94	63	279
Net realized gain (loss) on swap agreements	727	-	272	-	133	-	-
Net realized gain (loss) on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	-	62	-	-	-
Net change in unrealized appreciation or depreciation of investments	(28,161)	(35,329)	(9,575)	(2,836)	(1,405)	(2,006)	(10,413)
Net change in unrealized appreciation or depreciation of futures contracts	1,442	(1,340)	27	45	(64)	53	(53)
Net change in unrealized appreciation or depreciation of written options	-	343	-	-	-	-	51
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	-	(4)	-	-	-
Net change in unrealized appreciation or depreciation of swap agreements	(49)	-	90	-	90	-	-
Net increase in net assets resulting from operations	56,424	53,999	18,815	30,297	7,325	1,308	1,034
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(6,383)	(6,707)	(2,729)	(3,109)	(138)	(64)	(55)
Class B	(572)	(691)	(494)	(601)	-	-	-
Class C	(240)	(311)	(929)	(1,260)	(17)	-	-
Class R	-	(773)	(1)	(30)	-	-	-
Class Y	(68,228)	(70,747)	(15,519)	(15,894)	(7,166)	(3,114)	(5,443)
Net realized gain on investments:
Class A	(120)	(2,811)	-	-	-	(84)	(258)
Class B	(14)	(404)	-	-	-	-	-
Class C	(6)	(191)	-	-	-	-	-
Class R	-	(591)	-	-	-	-	-
Class Y	(1,148)	(28,710)	-	-	(6)	(4,844)	(29,444)
Return of capital:
Class A	-	-	(3)	-	-	-	-
Class B	-	-	(1)	-	-	-	-
Class C	-	-	(1)	-	-	-	-
Class R	-	-	- (2)	-	-	-	-
Class Y	-	-	(15)	-	-	-	-
Total distributions	(76,711)	(111,936)	(19,692)	(20,894)	(7,327)	(8,106)	(35,200)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	23,283	64,537	6,693	10,439	7,676	1,284	799
Reinvestment of distributions	5,127	7,247	2,001	2,352	100	134	221
Payments for redemptions	(50,134)	(73,658)	(18,399)	(12,507)	(869)	(1,194)	(1,360)
Increase (decrease) in net assets from Class A transactions	(21,724)	(1,874)	(9,705)	284	6,907	224	(340)
Class B:
Proceeds from sales	1,003	1,965	760	2,346	-	-	-
Reinvestment of distributions	514	948	310	365	-	-	-
Payments for redemptions	(5,294)	(9,240)	(2,383)	(3,441)	-	-	-
Decrease in net assets from Class B transactions	(3,777)	(6,327)	(1,313)	(730)	-	-	-
Class C:
Proceeds from sales	884	1,348	521	2,087	886	-	-
Reinvestment of distributions	239	491	828	1,109	17	-	-
Payments for redemptions	(2,913)	(5,799)	(5,303)	(6,143)	(44)	-	-
Increase (decrease) in net assets from Class C transactions	(1,790)	(3,960)	(3,954)	(2,947)	859	-	-
Class R:
Proceeds from sales	15	6,356	45	308	1	-	-
Reinvestment of distributions	-	1,329	1	20	-	-	-
Payments for redemptions	-	(46,072)	(43)	(1,112)	-	-	-
Increase (decrease) in net assets from Class R transactions	15	(38,387)	3	(784)	1	-	-
Class Y:
Proceeds from sales	403,595	394,559	75,166	94,505	294,003	14,803	21,991
Reinvestment of distributions	22,339	40,091	1,986	2,351	2,104	4,328	26,896
Payments for redemptions	(422,205)	(599,130)	(103,437)	(48,429)	(26,687)	(72,879)	(220,111)
Increase (decrease) in net assets from Class Y transactions	3,729	(164,480)	(26,285)	48,427	269,420	(53,748)	(171,224)
Increase (decrease) in net assets from capital share transactions	(23,547)	(215,028)	(41,254)	44,250	277,187	(53,524)	(171,564)
Total increase (decrease) in net assets	(43,834)	(272,965)	(42,131)	53,653	277,185	(60,322)	(205,730)
Net assets at beginning of period	1,955,454	2,228,419	304,483	250,830	-	131,641	337,371
Net assets at end of period	$1,911,620	$1,955,454	$262,352	$304,483	$277,185	$71,319	$131,641
Undistributed net investment income	$868	$380	$19	$148	$1,292	$77	$165

  (1)  No prior period presentation as fund commenced operations on 10/1/04.  (2)  Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

62

	Intermediate Term Bond Fund		Short Term Bond Fund		Total Return Bond Fund		U.S. Government Mortgage Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
OPERATIONS:
Investment income – net	$42,144	$42,757	$25,989	$23,756	$12,422	$13,096	$8,223	$9,612
Net realized gain (loss) on investments	(2,596)	18,776	(6,244)	3,167	5,824	6,006	696	616
Net realized gain (loss) on futures contracts	(730)	(1,075)	(2,529)	(1,911)	(465)	(735)	43	(630)
Net realized gain (loss) on options written	1,217	1,321	142	-	157	104	(102)	269
Net realized gain (loss) on swap agreements	639	-	783	-	857	-	-	-
Net realized gain (loss) on forward foreign currency contracts, foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	-	-	(6)	-	-	-
Net change in unrealized appreciation or depreciation of investments	(18,673)	(32,178)	(7,121)	(14,832)	(8,750)	(5,034)	(3,451)	(3,225)
Net change in unrealized appreciation or depreciation of futures contracts	624	(517)	1,494	(524)	165	(263)	112	(6)
Net change in unrealized appreciation or depreciation of written options	-	206	-	-	-	-	-	40
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	-	-	-	-	(2)	-	-	-
Net change in unrealized appreciation or depreciation of swap agreements	(27)	-	(2,149)	-	(7)	-	-	-
Net increase in net assets resulting from operations	22,598	29,290	10,365	9,656	10,195	13,174	5,521	6,676
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1,797)	(2,199)	(3,144)	(3,287)	(841)	(787)	(1,230)	(1,210)
Class B	-	-	-	-	(167)	(390)	(312)	(354)
Class C	-	-	-	-	(118)	(186)	(300)	(525)
Class R	-	(220)	-	(108)	-	(59)	-	(385)
Class Y	(40,236)	(40,500)	(23,671)	(21,857)	(11,336)	(11,683)	(7,495)	(9,087)
Net realized gain on investments:
Class A	(561)	(840)	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-	-
Class C	-	-	-	-	-	-	-	-
Class R	-	(131)	-	-	-	-	-	-
Class Y	(11,243)	(13,807)	-	-	-	-	-	-
Return of capital:
Class A	-	-	(43)	-	-	(1)	-	-
Class B	-	-	- (2)	-	-	(1)	-	-
Class C	-	-	- (2)	-	-	- (2)	-	-
Class R	-	-	- (2)	-	-	- (2)	-	-
Class Y	-	-	(328)	-	-	(17)	-	-
Total distributions	(53,837)	(57,697)	(27,186)	(25,252)	(12,462)	(13,124)	(9,337)	(11,561)
CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	8,671	26,236	6,342	29,602	2,495	12,203	5,292	18,795
Reinvestment of distributions	2,041	1,995	2,512	2,563	686	624	1,097	1,048
Payments for redemptions	(24,078)	(42,101)	(39,475)	(58,743)	(4,969)	(5,431)	(14,192)	(11,208)
Increase (decrease) in net assets from Class A transactions	(13,366)	(13,870)	(30,621)	(26,578)	(1,788)	7,396	(7,803)	8,635
Class B:
Proceeds from sales	-	-	-	-	240	687	742	1,290
Reinvestment of distributions	-	-	-	-	125	278	275	313
Payments for redemptions	-	-	-	-	(1,417)	(8,920)	(2,090)	(3,679)
Decrease in net assets from Class B transactions	-	-	-	-	(1,052)	(7,955)	(1,073)	(2,076)
Class C:
Proceeds from sales	-	-	-	-	90	323	309	1,119
Reinvestment of distributions	-	-	-	-	105	172	284	508
Payments for redemptions	-	-	-	-	(1,107)	(2,434)	(4,390)	(9,603)
Increase (decrease) in net assets from Class C transactions	-	-	-	-	(912)	(1,939)	(3,797)	(7,976)
Class R:
Proceeds from sales	-	4,442	-	1,901	2	90	1	1,517
Reinvestment of distributions	-	323	-	92	-	59	-	359
Payments for redemptions	-	(16,683)	-	(10,658)	-	(2,840)	-	(19,037)
Increase (decrease) in net assets from Class R transactions	-	(11,918)	-	(8,665)	2	(2,691)	1	(17,161)
Class Y:
Proceeds from sales	245,371	386,218	149,034	462,268	94,268	55,561	35,129	43,758
Reinvestment of distributions	20,576	23,314	7,911	7,197	1,633	1,623	960	1,090
Payments for redemptions	(381,218)	(459,895)	(459,960)	(345,341)	(58,054)	(60,124)	(45,987)	(84,443)
Increase (decrease) in net assets from Class Y transactions	(115,271)	(50,363)	(303,015)	124,124	37,847	(2,940)	(9,898)	(39,595)
Increase (decrease) in net assets from capital share transactions	(128,637)	(76,151)	(333,636)	88,881	34,097	(8,129)	(22,570)	(58,173)
Total increase (decrease) in net assets	(159,876)	(104,558)	(350,457)	73,285	31,830	(8,079)	(26,386)	(63,058)
Net assets at beginning of period	1,282,926	1,387,484	1,073,712	1,000,427	273,316	281,395	223,634	286,692
Net assets at end of period	$1,123,050	$1,282,926	$723,255	$1,073,712	$305,146	$273,316	$197,248	$223,634
Undistributed net investment income	$1,447	$380	$2,148	$548	$117	$-	$132	$242

FIRST AMERICAN FUNDS Annual Report 2005

63

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains or (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (4)
Core Bond Fund
Class A
2005	(1)	$11.27	$0.40	$(0.09)	$(0.42)	$(0.01)	$11.15	2.75%
2004	(1)	11.56	0.38	(0.09)	(0.41)	(0.17)	11.27	2.60
2003		11.45	0.42	0.15	(0.46)	-	11.56	5.08
2002		11.37	0.55	0.08	(0.55)	-	11.45	5.77
2001	(1)	10.69	0.61	0.69	(0.62)	-	11.37	12.50
Class B
2005	(1)	$11.19	$0.31	$(0.09)	$(0.33)	$(0.01)	$11.07	2.00%
2004	(1)	11.48	0.29	(0.09)	(0.32)	(0.17)	11.19	1.83
2003		11.38	0.35	0.12	(0.37)	-	11.48	4.23
2002		11.29	0.47	0.09	(0.47)	-	11.38	5.12
2001	(1)	10.63	0.52	0.68	(0.54)	-	11.29	11.59
Class C
2005	(1)	$11.24	$0.31	$(0.09)	$(0.33)	$(0.01)	$11.12	1.99%
2004	(1)	11.53	0.29	(0.09)	(0.32)	(0.17)	11.24	1.81
2003		11.42	0.34	0.14	(0.37)	-	11.53	4.30
2002		11.34	0.47	0.08	(0.47)	-	11.42	5.02
2001	(1)	10.66	0.52	0.70	(0.54)	-	11.34	11.68
Class R (2)
2005	(1)	$11.30	$0.38	$(0.10)	$(0.40)	$(0.01)	$11.17	2.51%
2004	(1)	11.56	0.38	(0.10)	(0.37)	(0.17)	11.30	2.53
2003		11.45	0.42	0.15	(0.46)	-	11.56	5.08
2002		11.37	0.55	0.08	(0.55)	-	11.45	5.77
2001	(1) (3)	11.28	0.01	0.08	-	-	11.37	0.80
Class Y
2005	(1)	$11.27	$0.42	$(0.08)	$(0.45)	$(0.01)	$11.15	3.01%
2004	(1)	11.56	0.40	(0.08)	(0.44)	(0.17)	11.27	2.87
2003		11.45	0.45	0.15	(0.49)	-	11.56	5.34
2002		11.37	0.58	0.08	(0.58)	-	11.45	6.04
2001	(1)	10.69	0.63	0.70	(0.65)	-	11.37	12.76

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001.  All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

64

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Core Bond Fund
Class A
2005	(1)	$161,410	0.95%	3.51%	1.05%	3.41%	208%
2004	(1)	184,805	0.95	3.30	1.05	3.20	182
2003		191,754	0.95	3.58	1.05	3.48	196
2002		122,354	0.95	4.93	1.03	4.85	115
2001	(1)	119,067	0.95	5.50	1.13	5.32	81
Class B
2005	(1)	$17,078	1.70%	2.76%	1.80%	2.66%	208%
2004	(1)	21,046	1.70	2.58	1.80	2.48	182
2003		28,096	1.70	2.83	1.80	2.73	196
2002		16,741	1.70	4.17	1.78	4.09	115
2001	(1)	15,071	1.70	4.75	1.88	4.57	81
Class C
2005	(1)	$7,266	1.70%	2.76%	1.80%	2.66%	208%
2004	(1)	9,132	1.70	2.58	1.80	2.48	182
2003		13,424	1.70	2.85	1.80	2.75	196
2002		9,672	1.70	4.18	1.78	4.10	115
2001	(1)	7,148	1.70	4.65	1.88	4.47	81
Class R (2)
2005	(1)	$16	1.20%	3.37%	1.45%	3.12%	208%
2004	(1)	1	0.95	3.37	1.05	3.27	182
2003		39,236	0.95	3.58	1.05	3.48	196
2002		33,270	0.95	4.93	1.03	4.85	115
2001	(1) (3)	35,062	1.58	6.36	1.76	6.18	81
Class Y
2005	(1)	$1,725,850	0.70%	3.77%	0.80%	3.67%	208%
2004	(1)	1,740,470	0.70	3.58	0.80	3.48	182
2003		1,955,909	0.70	3.83	0.80	3.73	196
2002		1,204,555	0.70	5.18	0.78	5.10	115
2001	(1)	1,368,812	0.70	5.76	0.88	5.58	81

FIRST AMERICAN FUNDS Annual Report 2005

65

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital		Net Asset Value End of Period
High Income Bond Fund (1)
Class A
2005	(2)	$9.45	$0.66	$(0.04)	$(0.66)	$-	$-	(7)	$9.41
2004	(2)	9.13	0.68	0.32	(0.68)	-	-		9.45
2003	(2)	7.90	0.68	1.24	(0.69)	-	-		9.13
2002		9.23	0.65	(1.21)	(0.70)	-	(0.07)		7.90
2001	(2) (3)	9.93	0.02	(0.68)	(0.04)	-	-		9.23
Class B
2005	(2)	$9.41	$0.58	$(0.03)	$(0.59)	$-	$-	(7)	$9.37
2004	(2)	9.09	0.61	0.32	(0.61)	-	-		9.41
2003	(2)	7.87	0.61	1.24	(0.63)	-	-		9.09
2002		9.19	0.69	(1.31)	(0.63)	-	(0.07)		7.87
2001	(2) (3)	9.88	0.02	(0.67)	(0.04)	-	-		9.19
Class C
2005	(2)	$9.42	$0.58	$(0.03)	$(0.59)	$-	$-	(7)	$9.38
2004	(2)	9.10	0.61	0.32	(0.61)	-	-		9.42
2003	(2)	7.89	0.61	1.23	(0.63)	-	-		9.10
2002		9.21	0.64	(1.27)	(0.62)	-	(0.07)		7.89
2001	(2) (3)	9.90	0.05	(0.70)	(0.04)	-	-		9.21
Class R (4)
2005	(2)	$9.60	$0.62	$(0.04)	$(0.65)	$-	$-	(7)	$9.53
2004	(2)	9.21	0.69	0.32	(0.62)	-	-		9.60
2003	(2)	7.98	0.71	1.22	(0.70)	-	-		9.21
2002		9.32	0.73	(1.30)	(0.70)	-	(0.07)		7.98
2001	(2) (5)	9.50	0.01	(0.19)	-	-	-		9.32
Class Y
2005	(2)	$9.46	$0.68	$(0.03)	$(0.69)	$-	$-	(7)	$9.42
2004	(2)	9.13	0.70	0.34	(0.71)	-	-		9.46
2003	(2)	7.92	0.69	1.24	(0.72)	-	-		9.13
2002		9.24	0.74	(1.28)	(0.71)	-	(0.07)		7.92
2001	(2) (3)	9.92	0.05	(0.69)	(0.04)	-	-		9.24
Inflation Protected Securities Fund (2) (6)
Class A
2005		$10.00	$0.51	$(0.02)	$(0.37)	$-	$-		$10.12
Class C
2005		$10.00	$0.40	$0.02	$(0.31)	$-	$-		$10.11
Class R
2005		$10.00	$0.43	$0.05	$(0.35)	$-	$-		$10.13
Class Y
2005		$10.00	$0.51	$0.01	$(0.39)	$-	$-		$10.13

  (1)  The financial highlights for the High Income Bond Fund prior to March 14, 2003, are those of the First American High Yield Bond Fund Class A shares, Class B shares,
Class C shares, Class S shares, and Class Y shares. The assets of the First American High Yield Bond Fund were acquired by High Income Bond Fund on March 14, 2003.
In connection with such acquisition, Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares of the First American High Yield Bond Fund were exchanged for Class A shares, Class B shares, Class C shares, Class S shares, (now designated Class R shares) and Class Y shares of High Income Bond Fund respectively.
Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the High Income Bond Fund and the First American High Yield Bond Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Commenced operations on October 1, 2004.

  (7)  Includes a tax return of capital of less than $0.01.

  (8)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

66

		Total Return (8)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
High Income Bond Fund (1)
Class A
2005	(2)	6.74%	$34,144	1.02%	6.88%	1.27%	6.63%	77%
2004	(2)	11.30	43,842	1.00	7.25	1.26	6.99	80
2003	(2)	25.30	42,013	1.06	7.72	1.24	7.54	122
2002		(6.66)	23,900	1.10	7.64	1.47	7.27	86
2001	(2) (3)	(6.55)	161	1.10	6.53	1.33	6.30	53
Class B
2005	(2)	5.97%	$7,191	1.77%	6.13%	2.02%	5.88%	77%
2004	(2)	10.52	8,521	1.75	6.50	2.01	6.24	80
2003	(2)	24.33	8,939	1.81	7.00	1.99	6.82	122
2002		(7.26)	774	1.80	7.49	2.28	7.01	86
2001	(2) (3)	(6.47)	40	1.77	6.02	2.02	5.77	53
Class C
2005	(2)	5.96%	$13,403	1.77%	6.13%	2.02%	5.88%	77%
2004	(2)	10.51	17,349	1.75	6.50	2.01	6.24	80
2003	(2)	24.14	19,685	1.80	7.01	1.98	6.83	122
2002		(7.34)	7,213	1.83	7.08	2.26	6.65	86
2001	(2) (3)	(6.50)	3,749	1.94	5.53	2.21	5.26	53
Class R (4)
2005	(2)	6.23%	$4	1.33%	6.31%	1.73%	5.91%	77%
2004	(2)	11.29	1	1.00	7.33	1.26	7.07	80
2003	(2)	25.11	777	1.00	7.86	1.18	7.68	122
2002		(6.66)	87	1.01	8.46	1.57	7.90	86
2001	(2) (5)	(1.90)	-	-	1.23	-	1.23	53
Class Y
2005	(2)	7.01%	$207,610	0.77%	7.13%	1.02%	6.88%	77%
2004	(2)	11.69	234,770	0.75	7.49	1.01	7.23	80
2003	(2)	25.29	179,416	0.83	7.97	1.01	7.79	122
2002		(6.33)	21,157	0.82	8.19	1.27	7.74	86
2001	(2) (3)	(6.47)	8,308	0.96	6.06	1.23	5.79	53
Inflation Protected Securities Fund (2) (6)
Class A
2005		4.93%	$6,917	0.85%	5.04%	1.09%	4.80%	23%
Class C
2005		4.18%	$855	1.60%	3.98%	1.84%	3.74%	23%
Class R
2005		4.81%	$1	1.10%	4.22%	1.49%	3.83%	23%
Class Y
2005		5.24%	$269,412	0.60%	5.05%	0.84%	4.81%	23%

FIRST AMERICAN FUNDS Annual Report 2005

67

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital	Net Asset Value End of Period
Intermediate Government Bond Fund
Class A
2005	(1)	$8.82	$0.27	$(0.15)	$(0.28)	$(0.40)	$-	$8.26
2004	(1)	10.01	0.24	(0.16)	(0.24)	(1.03)	-	8.82
2003	(2)	10.00	0.32	0.02	(0.33)	-	-	10.01
Class Y
2005	(1)	$8.82	$0.28	$(0.16)	$(0.29)	$(0.40)	$-	$8.25
2004	(1)	10.01	0.26	(0.17)	(0.25)	(1.03)	-	8.82
2003	(2)	10.00	0.34	0.01	(0.34)	-	-	10.01
Intermediate Term Bond Fund (3)
Class A
2005	(1)	$10.25	$0.34	$(0.17)	$(0.33)	$(0.10)	$-	$9.99
2004	(1)	10.46	0.31	(0.10)	(0.31)	(0.11)	-	10.25
2003		10.35	0.39	0.12	(0.40)	-	-	10.46
2002		10.26	0.50	0.10	(0.50)	-	(0.01)	10.35
2001	(1) (4)	9.70	0.54	0.55	(0.51)	(0.02)	-	10.26
2000	(5)	9.68	0.58	0.02	(0.58)	-	-	9.70
Class Y
2005	(1)	$10.22	$0.36	$(0.17)	$(0.35)	$(0.10)	$-	$9.96
2004	(1)	10.43	0.33	(0.11)	(0.32)	(0.11)	-	10.22
2003		10.32	0.41	0.12	(0.42)	-	-	10.43
2002		10.23	0.52	0.10	(0.52)	-	(0.01)	10.32
2001	(1) (4)	9.68	0.56	0.54	(0.53)	(0.02)	-	10.23
2000	(5)	9.66	0.60	0.02	(0.60)	-	-	9.68

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

  (3)  The financial highlights for the Intermediate Term Bond Fund prior to September 24, 2001, are those of the Firstar Intermediate Bond Fund Class A shares, Class Y shares, and Class I shares. The assets of the Firstar Intermediate Bond Fund were acquired by Intermediate Term Bond Fund on September 24, 2001. In connection with such acquisition, Class A shares, Class Y shares, and Class I shares of the Firstar Intermediate Bond Fund were exchanged for Class A shares, Class S shares, and
Class Y shares of Intermediate Term Bond Fund, respectively. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Intermediate Term Bond Fund and the Firstar Intermediate Bond Fund.

  (4)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  For the fiscal year ended October 31.

  (6)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

68

		Total Return (6)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Intermediate Government Bond Fund
Class A
2005	(1)	1.40%	$1,970	0.75%	3.21%	1.09%	2.87%	161%
2004	(1)	0.98	1,872	0.75	2.69	1.03	2.41	53
2003	(2)	3.53	2,502	0.75	3.22	1.05	2.92	74
Class Y
2005	(1)	1.43%	$69,349	0.60%	3.34%	0.84%	3.10%	161%
2004	(1)	1.14	129,769	0.60	2.84	0.78	2.66	53
2003	(2)	3.64	334,869	0.60	3.68	0.80	3.48	74
Intermediate Term Bond Fund (3)
Class A
2005	(1)	1.69%	$48,426	0.75%	3.39%	1.05%	3.09%	118%
2004	(1)	2.06	63,219	0.75	2.97	1.04	2.68	169
2003		5.09	78,682	0.75	3.89	1.05	3.59	133
2002		6.11	65,291	0.75	4.96	1.02	4.69	40
2001	(1) (4)	11.46	61,225	0.85	5.62	0.96	5.51	30
2000	(5)	6.41	27,431	0.82	6.08	0.95	5.95	18
Class Y
2005	(1)	1.85%	$1,074,624	0.60%	3.55%	0.80%	3.35%	118%
2004	(1)	2.22	1,219,707	0.60	3.12	0.79	2.93	169
2003		5.25	1,296,529	0.60	4.05	0.80	3.85	133
2002		6.29	978,406	0.60	5.11	0.77	4.94	40
2001	(1) (4)	11.61	878,695	0.60	5.83	0.70	5.73	30
2000	(5)	6.67	408,708	0.57	6.33	0.70	6.20	18

FIRST AMERICAN FUNDS Annual Report 2005

69

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital		Net Asset Value End of Period
Short Term Bond Fund
Class A
2005	(1)	$10.11	$0.27	$(0.16)	$(0.29)	$-	$-	(4)	$9.93
2004	(1)	10.26	0.23	(0.15)	(0.23)	-	-		10.11
2003		10.29	0.28	(0.01)	(0.30)	-	-		10.26
2002		10.27	0.42	0.04	(0.43)	-	(0.01)		10.29
2001	(1)	9.91	0.61	0.40	(0.65)	-	-		10.27
Class Y
2005	(1)	$10.11	$0.28	$(0.16)	$(0.29)	$-	$(0.01)		$9.93
2004	(1)	10.26	0.25	(0.16)	(0.24)	-	-		10.11
2003		10.30	0.30	(0.02)	(0.32)	-	-		10.26
2002		10.27	0.43	0.05	(0.44)	-	(0.01)		10.30
2001	(1)	9.91	0.63	0.39	(0.66)	-	-		10.27
Total Return Bond Fund (6)
Class A
2005	(1)	$10.25	$0.43	$(0.07)	$(0.43)	$-	$-		$10.18
2004	(1)	10.23	0.46	0.03	(0.47)	-	-	(4)	10.25
2003		9.60	0.51	0.63	(0.51)	-	-		10.23
2002		10.01	0.57	(0.39)	(0.58)	(0.01)	-		9.60
2001	(1)	10.03	0.72	0.35	(0.73)	(0.36)	-		10.01
Class B
2005	(1)	$10.21	$0.35	$(0.07)	$(0.35)	$-	$-		$10.14
2004	(1)	10.20	0.39	0.01	(0.39)	-	-	(4)	10.21
2003		9.57	0.44	0.63	(0.44)	-	-		10.20
2002		9.98	0.49	(0.38)	(0.51)	(0.01)	-		9.57
2001	(1)	10.02	0.66	0.32	(0.66)	(0.36)	-		9.98
Class C
2005	(1)	$10.20	$0.35	$(0.07)	$(0.36)	$-	$-		$10.12
2004	(1)	10.18	0.39	0.02	(0.39)	-	-	(4)	10.20
2003		9.55	0.44	0.63	(0.44)	-	-		10.18
2002		9.97	0.49	(0.40)	(0.50)	(0.01)	-		9.55
2001	(1)	10.01	0.63	0.35	(0.66)	(0.36)	-		9.97
Class R (2)
2005	(1)	$10.29	$0.41	$(0.07)	$(0.40)	$-	$-		$10.23
2004	(1)	10.23	0.48	-	(0.42)	-	-	(4)	10.29
2003		9.60	0.51	0.63	(0.51)	-	-		10.23
2002		10.01	0.56	(0.38)	(0.58)	(0.01)	-		9.60
2001	(1) (3)	9.93	0.01	0.07	-	-	-		10.01
Class Y
2005	(1)	$10.24	$0.46	$(0.07)	$(0.46)	$-	$-		$10.17
2004	(1)	10.23	0.49	0.01	(0.49)	-	-	(4)	10.24
2003		9.59	0.54	0.64	(0.54)	-	-		10.23
2002		10.00	0.59	(0.39)	(0.60)	(0.01)	-		9.59
2001	(1)	10.03	0.75	0.33	(0.75)	(0.36)	-		10.00

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares have been offered since September, 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Includes a tax return of capital of less than $0.01.

  (5)  Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

  (6)  The financial highlights for Total Return Bond Fund as set forth herein include the historical financial highlights of the First American Corporate Bond Fund. Effective
May 16, 2005 the fund's name and strategy changed.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

70

		Total Return (5)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Short Term Bond Fund
Class A
2005	(1)	1.08%	$97,863	0.75%	2.68%	1.05%	2.38%	64%
2004	(1)	0.76	130,531	0.75	2.28	1.05	1.98	89
2003		2.71	159,451	0.75	2.75	1.05	2.45	60
2002		4.59	163,358	0.75	4.06	1.04	3.77	59
2001	(1)	10.48	133,177	0.60	6.04	1.15	5.49	69
Class Y
2005	(1)	1.23%	$625,392	0.60%	2.83%	0.80%	2.63%	64%
2004	(1)	0.91	943,181	0.60	2.43	0.80	2.23	89
2003		2.76	832,266	0.60	2.84	0.80	2.64	60
2002		4.85	484,583	0.60	4.18	0.79	3.99	59
2001	(1)	10.64	277,244	0.46	6.24	1.02	5.68	69
Total Return Bond Fund (6)
Class A
2005	(1)	3.57%	$19,113	1.00%	4.20%	1.25%	3.95%	285%
2004	(1)	4.89	21,034	1.00	4.54	1.25	4.29	132
2003		12.26	13,522	1.00	5.15	1.26	4.89	91
2002		1.83	8,663	1.00	5.77	1.27	5.50	117
2001	(1)	10.94	9,820	0.75	6.95	1.20	6.50	187
Class B
2005	(1)	2.81%	$4,395	1.75%	3.45%	2.00%	3.20%	285%
2004	(1)	3.97	5,474	1.75	3.83	2.00	3.58	132
2003		11.46	13,576	1.75	4.46	2.01	4.20	91
2002		1.07	18,728	1.75	5.02	2.02	4.75	117
2001	(1)	10.06	22,608	1.65	6.45	2.11	5.99	187
Class C
2005	(1)	2.71%	$2,858	1.75%	3.46%	2.00%	3.21%	285%
2004	(1)	4.11	3,789	1.75	3.81	2.00	3.56	132
2003		11.50	5,752	1.75	4.43	2.01	4.17	91
2002		0.98	5,283	1.75	5.02	2.02	4.75	117
2001	(1)	10.10	5,209	1.50	6.07	1.94	5.63	187
Class R (2)
2005	(1)	3.40%	$3	1.25%	3.98%	1.65%	3.58%	285%
2004	(1)	4.83	1	1.00	4.64	1.25	4.39	132
2003		12.25	2,668	1.00	5.21	1.26	4.95	91
2002		1.84	3,557	1.00	5.77	1.27	5.50	117
2001	(1) (3)	0.81	3,237	0.89	7.60	1.36	7.13	187
Class Y
2005	(1)	3.83%	$278,777	0.75%	4.43%	1.00%	4.18%	285%
2004	(1)	5.05	243,018	0.75	4.80	1.00	4.55	132
2003		12.65	245,877	0.75	5.42	1.01	5.16	91
2002		2.08	204,801	0.75	6.03	1.02	5.76	117
2001	(1)	11.09	185,392	0.51	7.26	0.95	6.82	187

FIRST AMERICAN FUNDS Annual Report 2005

71

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains or (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (7)
U.S. Government Mortgage Fund
Class A (1)
2005	(2)	$10.72	$0.41	$(0.14)	$(0.46)	$-	$10.53	2.59%
2004	(2)	10.89	0.38	(0.09)	(0.46)	-	10.72	2.74
2003		11.16	0.35	(0.05)	(0.45)	(0.12)	10.89	2.79
2002		11.01	0.50	0.20	(0.55)	-	11.16	6.53
2001	(2) (3)	10.44	0.51	0.60	(0.54)	-	11.01	10.88
2000	(4)	10.34	0.53	0.08	(0.51)	-	10.44	6.05
Class B (1)
2005	(2)	$10.74	$0.33	$(0.15)	$(0.38)	$-	$10.54	1.72%
2004	(2)	10.90	0.30	(0.08)	(0.38)	-	10.74	2.02
2003		11.18	0.28	(0.06)	(0.38)	(0.12)	10.90	1.96
2002		11.03	0.42	0.20	(0.47)	-	11.18	5.79
2001	(2) (3)	10.45	0.43	0.62	(0.47)	-	11.03	10.25
2000	(4)	10.36	0.45	0.08	(0.44)	-	10.45	5.27
Class C
2005	(2)	$10.68	$0.33	$(0.14)	$(0.38)	$-	$10.49	1.82%
2004	(2)	10.84	0.30	(0.09)	(0.37)	-	10.68	2.02
2003		11.13	0.29	(0.08)	(0.38)	(0.12)	10.84	1.91
2002		11.00	0.46	0.15	(0.48)	-	11.13	5.78
2001	(2) (5)	10.98	0.05	(0.03)	-	-	11.00	0.18
Class R (1) (6)
2005	(2)	$10.72	$0.37	$(0.14)	$(0.44)	$-	$10.51	2.18%
2004	(2)	10.85	0.39	(0.10)	(0.42)	-	10.72	2.74
2003		11.12	0.30	-	(0.45)	(0.12)	10.85	2.79
2002		10.97	0.49	0.20	(0.54)	-	11.12	6.55
2001	(2) (3)	10.40	0.62	0.49	(0.54)	-	10.97	10.94
2000	(4)	10.31	0.53	0.07	(0.51)	-	10.40	5.96
Class Y (1)
2005	(2)	$10.73	$0.43	$(0.14)	$(0.49)	$-	$10.53	2.75%
2004	(2)	10.89	0.41	(0.08)	(0.49)	-	10.73	3.09
2003		11.16	0.37	(0.04)	(0.48)	(0.12)	10.89	3.03
2002		11.01	0.53	0.19	(0.57)	-	11.16	6.79
2001	(2) (3)	10.44	0.53	0.60	(0.56)	-	11.01	11.14
2000	(4)	10.34	0.55	0.08	(0.53)	-	10.44	6.34

  (1)  The financial highlights for the U.S. Government Mortgage Fund prior to September 24, 2001, are those of the Firstar U. S. Government Securities Fund Class A shares,
Class B shares, Class Y shares, and Class I shares. The assets of the Firstar U.S. Government Securities Fund were acquired by the U. S. Government Mortgage Fund on
September 24, 2001. In connection with such acquisition, Class A shares, Class B shares, Class Y shares, and Class I shares of the Firstar U.S. Government Securities Fund were exchanged for Class A shares, Class B shares, Class S shares (now designated Class R shares), and Class Y shares of U.S. Government Mortgage Fund,respectively.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portofolio turnover.

  (4)  For the period December 1, 1999 to October 31, 2000. Effective in 2000, the fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (7)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2005

72

		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
U.S. Government Mortgage Fund
Class A (1)
2005	(2)	$24,504	0.95%	3.80%	1.08%	3.67%	251%
2004	(2)	32,815	0.95	3.53	1.05	3.43	127
2003		24,667	0.95	2.98	1.06	2.87	175
2002		16,985	0.95	4.61	1.08	4.48	197
2001	(2) (3)	7,751	1.04	5.15	1.19	5.00	22
2000	(4)	3,644	1.04	5.36	1.15	5.25	23
Class B (1)
2005	(2)	$7,926	1.70%	3.05%	1.83%	2.92%	251%
2004	(2)	9,155	1.70	2.79	1.80	2.69	127
2003		11,397	1.70	2.22	1.81	2.11	175
2002		6,235	1.70	3.85	1.83	3.72	197
2001	(2) (3)	2,039	1.71	4.37	1.86	4.22	22
2000	(4)	139	1.74	4.66	1.85	4.55	23
Class C
2005	(2)	$6,585	1.70%	3.05%	1.83%	2.92%	251%
2004	(2)	10,520	1.70	2.79	1.80	2.69	127
2003		18,801	1.70	2.19	1.81	2.08	175
2002		5,834	1.70	3.92	1.83	3.79	197
2001	(2) (5)	105	0.82	5.26	1.12	4.96	22
Class R (1) (6)
2005	(2)	$3	1.20%	3.42%	1.48%	3.14%	251%
2004	(2)	1	0.95	3.58	1.05	3.48	127
2003		17,296	0.95	3.04	1.06	2.93	175
2002		21,355	0.95	4.59	1.08	4.46	197
2001	(2) (3)	19,092	0.97	6.52	1.15	6.34	22
2000	(4)	5,145	1.04	5.36	1.15	5.25	23
Class Y (1)
2005	(2)	$158,230	0.70%	4.05%	0.83%	3.92%	251%
2004	(2)	171,143	0.70	3.79	0.80	3.69	127
2003		214,531	0.70	3.27	0.81	3.16	175
2002		181,046	0.70	4.84	0.83	4.71	197
2001	(2) (3)	183,883	0.71	5.37	0.85	5.23	22
2000	(4)	53,896	0.74	5.66	1.15	5.25	23

FIRST AMERICAN FUNDS Annual Report 2005

73

Notes to Financial Statements  September 30, 2005

1 >  Organization

The Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, Total Return Bond Fund (formerly Corporate Bond Fund), and U.S. Government Mortgage Fund (each a "fund" and collectively, the "funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of the First American Family of Funds. Inflation Protected Securities Fund commenced operations on October 1, 2004. As of September 30, 2005, FAIF offered 38 funds, including the funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the funds' board of directors to create additional funds in the future. Each fund is a diversified open-end management investment company.

FAIF offers Class A, Class B, Class C, Class R, and Class Y shares. Prior to July 1, 2004, Class R shares were named Class S shares. Class A shares of Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund are sold with a front-end sales charge of 2.25%. Class A shares of Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Total Return Bond Fund, and U.S. Government Mortgage Fund are sold with a front-end sales charge of 4.25%. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Class B, Class C, and Class R shares are not offered by Intermediate Government Bond Fund, Intermediate Term Bond Fund, or Short Term Bond Fund. Class B shares are not offered by Inflation Protected Securities Fund.

The funds' prospectuses provide descriptions of each fund's investment objective, principal investment strategies and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

2 >  Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the funds' board of directors. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Price movements in futures contracts

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and ADRs (American Depositary Receipts), and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated without regard to such considerations. As of September 30, 2005, Core Bond Fund, High Income Bond Fund, and Short Term Bond Fund held fair value securities with a value of $90,227, $0, and $0, respectively, or 0.0%, 0.0%, and 0.0% of total net assets, respectively. Debt obligations with 60 days or less remaining until maturity will be valued at their amortized cost, which approximates market value. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the fair value and the underlying cost of the security on the transaction date. Each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid monthly and are payable in cash or reinvested in additional shares of the fund. Any net realized capital gains on sales of a fund's securities are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred wash sale losses, paydowns on pass through obligations, return of capital distributions and tax mark to market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statements of Assets and Liabilities, the following reclassifications were made (000):

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Portfolio Capital
Core Bond Fund	$(4,335)	$4,351	$(16)
High Income Bond Fund	13	(9)	(4)
Inflation Protected Securities Fund	(8)	8	-
Intermediate Government Bond Fund	(9)	10	(1)
Intermediate Term Bond Fund	(1,019)	956	63
Short Term Bond Fund	(2,409)	2,797	(388)
Total Return Bond Fund	(157)	157	-
U.S. Government Mortgage Fund	(1,004)	1,004	-

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal years ended September 30, 2005 and 2004, were characterized as follows (000):

	2005
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Core Bond Fund	$75,437	$1,274	-	$76,711
High Income Bond Fund	19,672	-	20	19,692
Inflation Protected Securities Fund*	7,327	-	-	7,327
Intermediate Government Bond Fund	3,179	4,927	-	8,106
Intermediate Term Bond Fund	42,052	11,785	-	53,837
Short Term Bond Fund	26,815	-	371	27,186
Total Return Bond Fund	12,462	-	-	12,462
U.S. Government Mortgage Fund	9,337	-	-	9,337
	2004
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Core Bond Fund	$79,871	$32,065	-	$111,936
High Income Bond Fund	20,894	-	-	20,894
Intermediate Government Bond Fund	7,590	27,610	-	35,200
Intermediate Term Bond Fund	43,278	14,419	-	57,697
Short Term Bond Fund	25,252	-	-	25,252
Total Return Bond Fund	13,105	-	19	13,124
U.S. Government Mortgage Fund	11,561	-	-	11,561

* Fund commenced operations on October 1, 2004.

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Notes to Financial Statements  September 30, 2005

As of September 30, 2005, the components of accumulated earnings (deficit) on a tax basis were (000):

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Post-October Losses	Unrealized Appreciation (Depreciation)	Other Accumulated Gains (Losses)	Total Accumulated Earnings (Deficit)
Core Bond Fund	$12,336	$-	$(354)	$(18,997)	$(517)	$(7,532)
High Income Bond Fund	-	-	(9,644)	2,862	-	(6,782)
Inflation Protected Securities Fund	1,622	-	(99)	(1,450)	(75)	(2)
Intermediate Government Bond Fund	295	186	-	(1,303)	(190)	(1,012)
Intermediate Term Bond Fund	5,299	-	(3,873)	(11,922)	(316)	(10,812)
Short Term Bond Fund	-	-	(11,950)	(9,927)	(195)	(22,072)
Total Return Bond Fund	174	-	(19,946)	(2,369)	(9)	(22,150)
U.S. Government Mortgage Fund	132	-	(4,888)	(2,011)	-	(6,767)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales, tax mark to market adjustments for certain derivatives in accordance with IRC Section 1256, and tax mark to market adjustments made under Section 311(e) of the Taxpayer Relief Act of 1997.

As of September 30, 2005, the following funds had capital loss carryforwards (000):

	Expiration Year
Fund	2006	2007	2008	2009	2010	2011	2012	2013	Total
High Income Bond Fund	$-	$-	$-	$-	$149	$9,495	$-	$-	$9,644
Short Term Bond Fund	604	135	642	-	-	4	-	2,223	3,608
Total Return Bond Fund	8,799	7,439	-	-	-	3,708	-	-	19,946
U.S. Government Mortgage Fund	-	-	-	-	-	-	3,145	1,293	4,438

In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryovers is limited on an annual basis for Total Return Bond Fund to $6,352,310 per tax year for a portion of their capital loss carryover.

Certain funds incurred a loss for tax purposes for the period from November 1, 2004 to September 30, 2005. As permitted by tax regulations, the funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2006. The following funds had deferred losses (000):

Fund	Amount
Core Bond Fund	$354
Inflation Protected Securities Fund	100
Intermediate Term Bond Fund	3,873
Short Term Bond Fund	8,342
U.S. Government Mortgage Fund	450

FUTURES TRANSACTIONS – In order to protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, each fund may enter into futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

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OPTIONS TRANSACTIONS – The funds may utilize options in an attempt to manage market or business risk or enhance their yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

INFLATION-INDEXED BONDS – The funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

FOREIGN CURRENCY TRANSLATION – The books and records of the High Income Bond Fund relating to the fund's non-U.S. dollar denominated investments are maintained in U.S. dollars on the following basis:

•  market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

•  purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income Bond Fund does not isolate the portion of gains and losses on investments in debt securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The High Income Bond Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The High Income Bond Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. At September 30, 2005, the following funds had outstanding when-issued commitments (000):

Fund	Cost	Segregated Assets
Core Bond Fund	$47,704	$110,827
Total Return Bond Fund	9,065	32,245
U.S. Government Mortgage Fund	32,294	49,604

In connection with the ability to purchase securities on a when-issued basis, each fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to "rollover" its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage.

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Notes to Financial Statements  September 30, 2005

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the funds' board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the funds' board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a funds' investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the funds' board of directors. At September 30, 2005, Core Bond Fund, High Income Bond Fund, and Short Term Bond Fund had investments in illiquid securities with a total value of $95,215, $12,458, and $0, respectively, or 0.0%, 0.0%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows (000):

Core Bond Fund
Security	Par	Dates Acquired	Cost Basis
Duty Free International	$2,256	1/99-7/99	$2,252
Northwest Airlines, Series 1997-1, Cl 1C	55	1/99	55
High Income Bond Fund
Security	Shares/Par (000)	Dates Acquired	Cost Basis
Diamond Brands	$50	4/98	$46
Glenoit	100	3/97-8/97	101
Green Tree Financial	12	5/99	12
Nebco Evans Holdings	300	3/98-11/98	-
Pegasus Communications Fractional Shares	15,109	10/97	-
Sterling Chemicals Holdings	100	10/96	-
Viatel Holdings	338	9/02	-
Short Term Bond Fund
Security	Par	Dates Acquired	Cost Basis
Auto Bond Receivables Trust	$106	11/98-11/00	$106

SECURITIES LENDING – In order to generate additional income, a fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each fund's policy is to maintain collateral in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked to market" daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. As of September 30, 2005, cash collateral invested was as follows (000):

	Commercial Paper	Corporate Obligations	Repurchase Agreements	Other Short-Term Securities	Total
Core Bond Fund	$206,245	$242,824	$377,635	$18,288	$844,992
High Income Bond Fund	14,208	16,728	26,014	1,260	58,210
Inflation Protected Securities Fund	29,608	34,859	54,213	2,625	121,305
Intermediate Term Bond Fund	125,079	147,262	229,020	11,091	512,452
Short Term Bond Fund	47,146	55,508	86,325	4,181	193,160
Total Return Bond Fund	29,041	34,192	53,175	2,575	118,983
U.S. Government Mortgage Fund	16,199	19,072	29,661	1,436	66,368

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U.S. Bancorp Asset Management, Inc. ("USBAM") serves as the securities lending agent for the funds in transactions involving the lending of portfolio securities on behalf of the funds. USBAM acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC"). During the fiscal year ended September 30 2005, USBAM received fees equal to 35% of each fund's income from securities lending transactions. Effective January 1, 2006, such fees will be lowered to 32% of each fund's income from security lending transactions. Fees paid to USBAM by the funds for the fiscal year ended September 30, 2005 were as follows (000):

Fund	Amount
Core Bond Fund	$519
High Income Bond Fund	89
Inflation Protected Securities Fund	26
Intermediate Term Bond Fund	341
Short Term Bond Fund	82
Total Return Bond Fund	42
U.S. Government Mortgage Fund	19

SWAP AGREEMENTS – The funds may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The funds may enter into interest rate and credit default swap agreements to manage exposure to interest rates and credit risk.

Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest, (i.e., an exchange of floating rate payments for fixed rate payments) with respect to the notional amount of principal.

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specified issuer on its obligation (typically corporate issues or sovereign issues of an emerging country). The fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the fund are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses are generally allocated to the funds on the basis of relative net assets of all funds within the First American Family of Funds. Class specific expenses, such as distribution fees and servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended September 30, 2005.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Family of Funds may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the Directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements  September 30, 2005

3 >  Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages each fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for each fund is as follows:

Fund
Core Bond Fund	0.50%
High Income Bond Fund	0.70
Inflation Protected Securities Fund	0.50
Intermediate Government Bond Fund	0.50
Intermediate Term Bond Fund	0.50
Short Term Bond Fund	0.50
Total Return Bond Fund[1]	0.60
U.S. Government Mortgage Fund	0.50

1 Effective July 1, 2005. Prior to July 1, 2005 the advisory fee paid to USBAM by Total Return Bond Fund was equal to a rate of 0.70% of the average daily net assets.

USBAM has agreed to waive fees and reimburse other fund expenses through June 30, 2006, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed the following amounts:

	Share Class
Fund	A	B	C	R	Y
Core Bond Fund	0.95%	1.70%	1.70%	1.20%	0.70%
High Income Bond Fund	1.10	1.85	1.85	1.35	0.85
Inflation Protected Securities Fund	0.85	NA	1.60	1.10	0.60
Intermediate Government Bond Fund	0.75	NA	NA	NA	0.60
Intermediate Term Bond Fund	0.75	NA	NA	NA	0.60
Short Term Bond Fund	0.75	NA	NA	NA	0.60
Total Return Bond Fund	1.00	1.75	1.75	1.25	0.75
U.S. Government Mortgage Fund	0.95	1.70	1.70	1.20	0.70

NA = Not Applicable

Prior to July 1, 2005, USBAM agreed to waive fees and reimburse other fund expenses so that total fund operating expenses, as a percentage of average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	B	C	R	Y
Core Bond Fund	0.95%	1.70%	1.70%	1.20%	0.70%
High Income Bond Fund	1.00	1.75	1.75	1.25	0.75
Inflation Protected Securities Fund	0.85	NA	1.60	1.10	0.60
Intermediate Government Bond Fund	0.75	NA	NA	NA	0.60
Intermediate Term Bond Fund	0.75	NA	NA	NA	0.60
Short Term Bond Fund	0.75	NA	NA	NA	0.60
Total Return Bond Fund	1.00	1.75	1.75	1.25	0.75
U.S. Government Mortgage Fund	0.95	1.70	1.70	1.20	0.70

NA = Not Applicable

The funds may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the investing funds and the related money market funds, USBAM will reimburse each investing fund an amount equal to that portion of USBAM's investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. For financial statement purposes, these reimbursements are recorded as investment income.

ADMINISTRATION FEES – Effective July 1, 2005, USBAM serves as the funds' administrator pursuant to an administration agreement between USBAM and the funds. U.S. Bancorp Fund Services, LLC ("USBFS") serves as sub-administrator pursuant to a sub-administration agreement between USBFS and USBAM. Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, USBAM is compensated to provide, or compensate other entities to provide, services to the funds. These services include various legal, oversight and administrative services and accounting services. Effective July 1, 2005, the funds pay USBAM administration fees, which are calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator are paid from the administration fee. In addition to these fees, the funds may reimburse USBAM and, indirectly, the sub-administrator for any out-of-pocket expenses incurred in providing administration services.

Prior to July 1, 2005, USBAM and USBFS served as "co-administrators" pursuant to a co-administration agreement between the co-administrators and the funds. The funds paid the administration fees to the co-administrators, which were calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% of the next $17 billion of the aggregate average daily net assets, 0.22% of the next $25 billion of the aggregate daily net assets, and 0.20% of

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the aggregate average daily net assets in excess of $50 billion. In addition, the funds paid transfer agent fees under the co-administration agreement of $18,500 per share class plus additional per account fees. In addition to these fees, the funds reimbursed the co-administrators for any out-of-pocket expenses incurred in providing administration services.

For the fiscal year ended September 30, 2005, administration fees paid to USBAM and USBFS by the funds included in this annual report were as follows (000):

Fund	Amount
Core Bond Fund	$3,886
High Income Bond Fund	571
Inflation Protected Securities Fund	324
Intermediate Government Bond Fund	192
Intermediate Term Bond Fund	2,486
Short Term Bond Fund	1,912
Total Return Bond Fund	571
U.S. Government Mortgage Fund	425

TRANSFER AGENT FEES – Effective July 1, 2005, USBFS serves as the funds' transfer agent pursuant to a transfer agent and shareholder servicing agreement with FAIF. FAIF pays transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each fund based upon the fund's pro rata share of the aggregate average daily net assets of the funds that comprise FAIF. Under the new transfer agent and shareholder servicing agreement, FAIF also pays USBFS a fee equal, on an annual basis, to 0.10% of each fund's average daily net assets. This fee compensates USBFS for providing certain shareholder services and reimburses USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. In addition to these fees, the funds reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services. Prior to July 1, 2005, these services were provided by USBFS pursuant to the co-administration agreement.

For the fiscal year ended September 30, 2005, transfer agent fees paid to USBFS by the funds included in this annual report were as follows (000):

Fund	Amount
Core Bond Fund	$1,183
High Income Bond Fund	167
Inflation Protected Securities Fund	127
Intermediate Government Bond Fund	53
Intermediate Term Bond Fund	733
Short Term Bond Fund	532
Total Return Bond Fund	177
U.S. Government Mortgage Fund	127

CUSTODIAN FEES – U.S. Bank serves as the funds' custodian pursuant to a custodian agreement with FAIF. Effective July 1, 2005, the fee for each fund was reduced from an annual rate of 0.01% of average daily net assets to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Effective July 1, 2005, the funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances will be used to reduce a portion of each funds's custodian expenses. For the fiscal year ended September 30, 2005, custodian fees were not reduced as a result of interest earned.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each fund's average daily net assets of the Class A shares, Class B shares, Class C shares, and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, or shareholder servicing activities.

Quasar is currently waiving fees equal to an annual rate of 0.10% of average daily net assets for Class A shares of the Intermediate Government Bond Fund, Intermediate Term Bond Fund and Short Term Bond Fund.

For the fiscal year ended September 30, 2005, total distribution and shareholder servicing fees waived by Quasar for the funds included in this annual report were as follows (000):

Fund	Amount
Intermediate Government Bond Fund	$2
Intermediate Term Bond Fund	55
Short Term Bond Fund	113

FAIF has also adopted and entered into a shareholder servicing plan and agreement with USBAM with respect to the Class R shares. Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Total Return Bond Fund, and U. S. Government Mortgage Fund pay USBAM a monthly shareholder servicing fee equal to an annual rate of 0.15% of each fund's average daily net

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Notes to Financial Statements  September 30, 2005

assets of the Class R shares. USBAM is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar for the fiscal year ended September 30, 2005 (000):

Fund	Amount
Core Bond Fund	$378
High Income Bond Fund	68
Inflation Protected Securities Fund	12
Intermediate Government Bond Fund	2
Intermediate Term Bond Fund	60
Short Term Bond Fund	110
Total Return Bond Fund	61
U.S. Government Mortgage Fund	104

OTHER FEES AND EXPENSES – In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, transfer agent fees and administration fees, each fund is responsible for paying other operating expenses, including: fees and expenses of independent directors, registration fees, postage and printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses. For the fiscal year ended September 30, 2005, legal fees and expenses were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge ("CDSC") is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

Class B shares automatically convert to Class A shares after eight years.

Year Since Purchase	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	0.00
Eighth	0.00

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended September 30, 2005, total front-end sales charges and CDSCs retained by affiliates of USBAM for distributing the funds' shares were as follows (000):

Fund	Amount
Core Bond Fund	$213
High Income Bond Fund	72
Inflation Protected Securities Fund	173
Intermediate Government Bond Fund	12
Intermediate Term Bond Fund	30
Short Term Bond Fund	42
Total Return Bond Fund	48
U.S. Government Mortgage Fund	158

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4 >  Capital Share Transactions

FAIF has 324 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the funds were as follows (000):

	Core Bond Fund		High Income Bond Fund		Inflation Protected Securities Fund	Intermediate Government Bond Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/05	Year Ended 9/30/04
Class A:
Shares issued	2,069	5,711	702	1,128	759	154	88
Shares issued in lieu of cash distributions	456	642	210	252	10	16	25
Shares redeemed	(4,450)	(6,534)	(1,924)	(1,343)	(86)	(143)	(151)
Total Class A transactions	(1,925)	(181)	(1,012)	37	683	27	(38)
Class B:
Shares issued	90	175	80	251	-	-	-
Shares issued in lieu of cash distributions	46	85	32	39	-	-	-
Shares redeemed	(474)	(825)	(250)	(368)	-	-	-
Total Class B transactions	(338)	(565)	(138)	(78)	-	-	-
Class C:
Shares issued	79	119	55	222	87	-	-
Shares issued in lieu of cash distributions	21	43	87	119	2	-	-
Shares redeemed	(259)	(514)	(555)	(662)	(4)	-	-
Total Class C transactions	(159)	(352)	(413)	(321)	85	-	-
Class R:
Shares issued	1	559	4	33	-	-	-
Shares issued in lieu of cash distributions	-	117	-	2	-	-	-
Shares redeemed	-	(4,070)	(5)	(119)	-	-	-
Total Class R transactions	1	(3,394)	(1)	(84)	-	-	-
Class Y:
Shares issued	35,837	34,846	7,861	10,084	29,019	1,733	2,458
Shares issued in lieu of cash distributions	1,987	3,549	209	251	207	514	3,028
Shares redeemed	(37,508)	(53,065)	(10,853)	(5,149)	(2,631)	(8559)	(24,241)
Total Class Y transactions	316	(14,670)	(2,783)	5,186	26,595	(6,312)	(18,755)
Net increase (decrease) in capital shares	(2,105)	(19,162)	(4,347)	4,740	27,363	(6,285)	(18,793)

	Intermediate Term Bond Fund		Short Term Bond Fund		Total Return Bond Fund		U.S. Government Mortgage Fund
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/05	Year Ended 9/30/04
Class A:
Shares issued	856	2,566	632	2,907	243	1,206	496	1,742
Shares issued in lieu of cash distributions	202	195	251	252	67	61	103	97
Shares redeemed	(2,379)	(4,118)	(3,940)	(5,787)	(484)	(536)	(1,331)	(1,045)
Total Class A transactions	(1,321)	(1,357)	(3,057)	(2,628)	(174)	731	(732)	794
Class B:
Shares issued	-	-	-	-	24	68	69	119
Shares issued in lieu of cash distributions	-	-	-	-	12	27	26	29
Shares redeemed	-	-	-	-	(138)	(890)	(196)	(341)
Total Class B transactions	-	-	-	-	(102)	(795)	(101)	(193)
Class C:
Shares issued	-	-	-	-	9	32	29	104
Shares issued in lieu of cash distributions	-	-	-	-	10	17	27	47
Shares redeemed	-	-	-	-	(108)	(242)	(413)	(900)
Total Class C transactions	-	-	-	-	(89)	(193)	(357)	(749)
Class R:
Shares issued	-	430	-	186	-	9	-	140
Shares issued in lieu of cash distributions	-	31	-	9	-	5	-	33
Shares redeemed	-	(1,635)	-	(1,045)	-	(275)	-	(1,768)
Total Class R transactions	-	(1,174)	-	(850)	-	(261)	-	(1,595)
Class Y:
Shares issued	24,296	37,708	14,851	45,435	9,193	5,441	3,291	4,048
Shares issued in lieu of cash distributions	2,038	2,280	791	709	159	160	91	101
Shares redeemed	(37,799)	(44,985)	(45,948)	(33,963)	(5,666)	(5,916)	(4,309)	(7,894)
Total Class Y transactions	(11,465)	(4,997)	(30,306)	12,181	3,686	(315)	(927)	(3,745)
Net increase (decrease) in capital shares	(12,786)	(7,528)	(33,363)	8,703	3,321	(833)	(2,117)	(5,488)

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Notes to Financial Statements  September 30, 2005

5 >  Investment Security Transactions

During the fiscal year ended September 30, 2005, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Core Bond Fund	$3,269,726	$3,077,899	$677,147	$1,079,311
High Income Bond Fund	1,731	3,294	206,681	237,508
Inflation Protected Securities Fund	287,668	29,825	19,012	7,242
Intermediate Government Bond Fund	147,177	201,986	-	-
Intermediate Term Bond Fund	1,051,573	769,114	372,564	705,756
Short Term Bond Fund	262,151	288,061	320,408	495,937
Total Return Bond Fund	518,777	368,910	317,305	428,470
U.S. Government Mortgage Fund	544,678	516,170	73,758	57,516

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal income tax purposes at September 30, 2005, were as follows (000):

Fund	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net	Federal Income Tax Cost
Core Bond Fund	$7,002	$(26,027)	$(19,025)	$2,796,584
High Income Bond Fund	8,164	(5,411)	2,753	314,743
Inflation Protected Securities Fund	1,455	(2,865)	(1,410)	397,004
Intermediate Government Bond Fund	259	(1,562)	(1,303)	71,121
Intermediate Term Bond Fund	2,889	(14,823)	(11,934)	1,639,017
Short Term Bond Fund	2,595	(12,543)	(9,948)	924,540
Total Return Bond Fund	1,241	(3,499)	(2,258)	428,279
U.S. Government Mortgage Fund	660	(2,582)	(1,992)	297,148

6 >  Options Written

Put Options Written

Transactions in written options for the fiscal year ended September 30, 2005, were as follows (000):

	Put Options Written		Call Options Written
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Core Bond Fund
Balance at September 30, 2004	-	$-	-	$-
Opened	2,432	1,037	2,412	1,096
Expired	(1,308)	(559)	(437)	(200)
Closed	(1,124)	(478)	(1,975)	(896)
Balance at September 30, 2005	-	$-	-	$-

	Put Options Written		Call Options Written
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Inflation Protected Securities Fund
Balance at September 30, 2004	-	$-	-	$-
Opened	150	60	149	59
Expired	(36)	(15)	(16)	(7)
Closed	(114)	(45)	(133)	(52)
Balance at September 30, 2005	-	$-	-	$-
Intermediate Government Bond Fund
Balance at September 30, 2004	-	$-	-	$-
Opened	71	31	71	34
Expired	(71)	(31)	(23)	(10)
Closed	-	-	(48)	(24)
Balance at September 30, 2005	-	$-	-	$-
Intermediate Term Bond Fund
Balance at September 30, 2004	-	$-	-	$-
Opened	1,563	668	1,548	707
Expired	(851)	(364)	(284)	(130)
Closed	(712)	(304)	(1,264)	(577)
Balance at September 30, 2005	-	$-	-	$-
Short Term Bond Fund
Balance at September 30, 2004	-	$-	-	$-
Opened	316	120	316	99
Expired	-	-	-	-
Closed	(316)	(120)	(316)	(99)
Balance at September 30, 2005	-	$-	-	$-
Total Return Bond Fund
Balance at September 30, 2004	-	$-	-	$-
Opened	341	121	411	162
Expired	(25)	(7)	(100)	(33)
Closed	(316)	(114)	(311)	(129)
Balance at September 30, 2005	-	$-	-	$-
U.S. Government Mortgage Fund
Balance at September 30, 2004	-	$-	-	$-
Opened	189	84	187	96
Expired	(147)	(63)	(49)	(22)
Closed	(42)	(21)	(138)	(74)
Balance at September 30, 2005	-	$-	-	$-

7 >  Concentration of Risks

Each fund (other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund) may invest in foreign securities. A fund's investment in foreign securities subjects it to special risks associated with foreign investing and to a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Because of the special risks associated with foreign investing, a fund investing in foreign securities may be subject to greater volatility than most mutual funds which invest primarily in domestic securities.

Core Bond Fund, High Income Bond Fund and Total Return Bond Fund invest in lower-rated (i.e., rated Ba or lower by Moody's or BB or lower by Standard & Poor's) corporate and foreign debt obligations, which are

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commonly referred to as "junk bonds." Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. Lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

The rating of long-term securities as a percentage of total value of investments at the fiscal year ended September 30, 2005, were as follows (unaudited):

Standard & Poor's/ Moody's Ratings	Core Bond Fund	High Income Bond Fund	Total Return Bond Fund
AAA/Aaa	88.0%	2.9%	80.1%
AA/Aa	1.9	-	1.0
A/A	1.8	-	5.3
BBB/Baa	8.3	4.1	9.2
BB/Ba	-	31.2	3.5
B/B	-	44.5	0.9
CCC/Caa	-	15.3	-
CC/Ca	-	0.3	-
C/C	-	0.1	-
NR	-	1.6	-

In the case of split ratings, a security is considered to be rated in the listed category if two of Moody's Investor Service, Standard & Poor's, and Fitch rate the security in that category. If ratings are provided by only two of those rating agencies, the lower rating is used. If only one of those rating agencies provides a rating, that rating is used.

8 >  Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

9 >  Investment Strategy Changes and Name Change for Corporate Bond Fund

On March 7, 2005, the funds' board of directors approved a number of changes to the investment strategies of Corporate Bond Fund and a corresponding change of the fund's name to Total Return Bond Fund. These changes took effect on May 16, 2005.

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

TAX INFORMATION

The information set forth below is for each funds's fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2006 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

Dear First American Shareholders:

For the fiscal year ended September 30, 2005, each fund has designated long-term capital gains, ordinary income and tax exempt income with regard to distributions paid during the year as follows:

Fund	Long Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (a)	Return of Capital (Tax Basis) (a)	Total Distributions (Tax Basis) (b)
Core Bond Fund	1.7%	98.3%	-%	100.0%
High Income Bond Fund	-	99.9	0.1	100.0
Inflation Protected Securities Fund	-	100.0	-	100.0
Intermediate Government Bond Fund	60.8	39.2	-	100.0
Intermediate Term Bond Fund	21.9	78.1	-	100.0
Short Term Bond Fund	-	98.6	1.4	100.0
Total Return Bond Fund	-	100.0	-	100.0
U.S. Government Mortgage Fund	-	100.0	-	100.0

(a) Based on a percentage of the fund's total distributions.

(b) None of the dividends paid by the funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commision's website at http://www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds' Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commision's website at http://www.sec.gov. In addition, you may review and copy the funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY PORTFOLIO HOLDINGS

Each fund will make complete portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 days of the calendar quarter end.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the "Board"), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds' advisory agreement with U.S. Bancorp Asset Management, Inc. ("USBAM").

At a meeting on May 3-5 2005, the Board considered information relating to the Funds' investment advisory agreement with USBAM (the "Agreement"). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 20-22, 2005, the Board concluded its consideration of and approved the Agreement through June 30, 2006.

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Although the Agreement, which is with First American Investment Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM's services to the Fund, (2) the investment performance of the Fund, (3) the profitability of USBAM related to the Fund, including an analysis of USBAM's cost of providing services and comparative expense information, (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these economies of scale, and (5) other benefits that accrue to USBAM through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board's decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by USBAM and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the best interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by USBAM to each Fund. The Board reviewed USBAM's key personnel who provide investment management services to each Fund as well as the fact that, under the Agreement, USBAM has the authority and responsibility to make and execute investment decisions for each Fund within the framework of that Fund's investment policies and restrictions, subject to review by the Board. The Board further considered that USBAM's duties with respect to each Fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund's investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund's distributor, sub-administrator, transfer agent and custodian. Finally, the Board considered USBAM's representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

The Board also considered compliance reports about USBAM from the Fund's Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent and quality of the services provided by USBAM under the Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund, as summarized below, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the "performance universe") and how the Fund performed versus its benchmark index. The Board also considered that, in reviewing the comparative performance of income funds, the different expense levels of a fund's share classes can result in different net performance results for each of those classes. Thus, while the Board considered the performance of all classes, it focused on Class Y shares, which, because they have the lowest expense ratios, offered the most meaningful data on performance alone. The performance periods reviewed by the Board all ended on February 28, 2005.

Core Bond Fund. The Fund's Class Y shares outperformed the Fund's performance universe for the one- and five-year periods. The Class Y shares underperformed the performance universe for the three- and five year periods and the benchmark index for all periods. The Board noted that the Fund's performance had improved since a new, team-based sector specialist management model was implemented by USBAM in early 2003. The Board concluded that, in light of the change to the fixed-income model implemented in 2003, it would be in the interest of the Fund and its shareholders to renew the Agreement, but to continue to closely monitor the performance record being developed under the changed model.

High Income Bond Fund. The Fund outperformed its performance universe for the one- and three-year periods. In addition, for the one-year period, the Fund's Class Y shares outperformed the Fund's benchmark index, though they underperformed it for

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

the three-year period. The Board concluded that, in light of the strong performance compared to the performance universe and benchmark index, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Inflation Protected Securities Fund. The Board did not receive any comparative performance information from the independent data service because the Fund had not been offered for a full calendar year.

Intermediate Government Bond Fund. The Fund's Class Y shares outperformed the Fund's benchmark index for the one-year period and for the period since the Fund's inception in October 2002. While the Board considered that, for the one-year period, the Fund underperformed its performance universe, the Board also noted USBAM's assertion that the Fund has a stricter investment policy than that of its peers. As a result, the Fund can investment only in U.S. Treasury securities and certain state tax-exempt agency securities, whereas most of the Fund's peers also may invest in mortgage-backed securities. Thus, USBAM asked that the Board give more weight to the Fund's performance compared to that of its benchmark index. The Board concluded that, in light of the Fund's strong performance compared to that of its benchmark index, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Intermediate Term Bond Fund. The Fund outperformed its performance universe for the one-, three-, five- and ten-year periods. The Fund also outperformed its benchmark index for the one-year period (though it underperformed its benchmark index for the longer periods). The Board concluded that, in light of the Fund's strong performance compared to its performance universe and its recent strong performance versus its benchmark index, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Short Term Bond Fund. The Fund's Class Y shares outperformed the performance universe for the three-, five- and ten-year periods (although they did not outperform the universe for the one-year period). The Fund underperformed its benchmark index for each of the periods. The Board concluded that, in light of the long-term performance compared to that of the performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Total Return Bond Fund. The Fund outperformed its performance universe for the one-, three- and five-year periods. In addition, the Fund outperformed its benchmark index for the one-year period, although it underperformed the index for the other periods. The Board noted that, effective May 13, 2005, the Fund changed its name from Corporate Bond Fund to Total Return Bond Fund. In conjunction with that change, the Fund changed its investment strategies and benchmark. The Board concluded that, in light of the Fund's strong performance compared to its performance universe, its recent out-performance of the benchmark index and in light of the recent changes to the Fund's investment strategies, it would be in the interest of the Fund and its shareholders to renew the Agreement. The Board also concluded it would continue to monitor the Fund's performance record as it operates pursuant to the changed investment strategies.

U.S. Government Mortgage Fund. The Fund's Class Y shares outperformed the Fund's performance universe for the one-, three- and five-year periods. The Fund underperformed its performance universe for the ten-year period and underperformed its benchmark index for all periods. The Board concluded that, in light of the competitive performance compared that of the performance universe, it would be in the interest of the Fund and its shareholders to renew the Agreement. The Board also concluded that it would continue to closely monitor the performance of this Fund compared to that of its benchmark index.

Costs of Services and Profits Realized by USBAM

The Board reviewed USBAM's estimated costs in serving as the Funds' investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the reported profitability of USBAM and its affiliates resulting from their relationship with each Fund. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by USBAM and of comparable funds managed by other advisers. The Board found that while the management fees for USBAM's institutional separate accounts are lower than the Funds' management fees, the Funds receive additional services from USBAM that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund's advisory fee compared to the median advisory fee for other mutual funds similar in size, character and investment strategy, and each Fund's expense

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ratio after waivers compared to the median expense ratio, after waivers, of comparable funds. In connection with its review of Fund fees and expenses, the Board asked USBAM to articulate its pricing philosophy. USBAM responded that it attempts generally to maintain each Fund's total operating expenses at a level that approximates its peer group median expense ratio. In addition, USBAM committed to waive its investment advisory fees to the extent necessary to maintain the Funds' total expense ratios at levels generally in line with their respective peer groups. Consistent with this pricing philosophy, and after discussions with the Board, USBAM proposed changes to the advisory fees and expense ratios of certain Funds, as discussed in more detail below. The Board concluded that USBAM's pricing philosophy is a reasonable one and, after taking into account USBAM's proposed changes to advisory fees and expense ratios, that the Funds' advisory fees and expense ratios are reasonable in light of the services provided. Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

Core Bond Fund. The Fund's contractual advisory fee equaled the peer group median advisory fee and, after waivers, the Fund's advisory fee was lower than the peer group median. Furthermore, the Fund had a total expense ratio after waivers that was lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio are reasonable in light of the services provided.

High Income Bond Fund. After waivers, the Fund's advisory fee and expense ratio were lower than the peer group median. (Without waivers, the advisory fee was higher than the median). The Board considered USBAM's proposal to change the expense cap for the Fund from 1.00% to 1.10%. The Board noted that, even with this new expense cap, the Fund's total expense ratio for its last fiscal year would have continued to be competitive with the peer group median expense ratio of 1.08%. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account the expense cap increase, are reasonable in light of the services provided.

Inflation Protected Securities Fund. The Fund's advisory fee was lower than the peer group median advisory fee, both before and after waivers. Further, the Fund's total expense ratio after waivers was lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio are reasonable in light of the services provided.

Intermediate Government Bond Fund. The Fund's contractual advisory fee equaled the peer group median advisory fee and, after waivers, the Fund's advisory fee was lower than the peer group median. Further, the Fund had a total expense ratio after waivers that was lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio are reasonable in light of the services provided.

Intermediate Term Bond Fund. The Fund's advisory fee was lower than the peer group median advisory fee, both before and after waivers. Further, the Fund's total expense ratio after waivers was lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio are reasonable in light of the services provided.

Short Term Bond Fund. Although the Fund's contractual advisory fee was higher than its peer group median advisory fee, after waivers, the Fund's advisory fee and expense ratio were lower than the peer group median. The Board concluded that the Fund's advisory fee and expense ratio are reasonable in light of the services provided.

Total Return Bond Fund. After waivers, the Fund's advisory fee was slightly lower than the peer group median. (Without the waiver it was higher). Though the Fund's total expense ratio after waivers was close to the peer group median, USBAM proposed to (1) contractually reduce its advisory fee from 0.70% to 0.60% and (2) decrease the amount of its expense waiver for the Fund by 0.10%. The Board considered that, implemented together, USBAM's proposals resulted in no net change to the Fund's total expense ratio. The Board concluded that the Fund's advisory fee and expense ratio, after taking into account USBAM's proposals, are reasonable in light of the services provided.

U.S. Government Mortgage Fund. The Fund's advisory fee was lower than the peer group median advisory fee, both before and after waivers. Further, the Fund's total expense ratio after waivers was lower than the peer group median expense ratio. The Board concluded that the Fund's advisory fee and expense ratio are reasonable in light of the services provided.

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NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

Economies of Scale in Providing Investment Advisory Services

The Board considered the extent to which each Fund's investment advisory fee reflects economies of scale for the benefit of Fund shareholders. Based on information provided by USBAM, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although the Funds do not have advisory fee breakpoints in place, USBAM has committed to waive advisory fees to the extent necessary to keep each Fund's total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data service. The median total expense ratio of a Fund's peer group will necessarily reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group. Therefore, by capping a Fund's total expense ratio at a level close to the median, Fund shareholders will effectively receive the benefit of any breakpoints in the comparable funds' advisory fee schedules. In light of USBAM's commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the best interest of each Fund and its shareholders to renew the Agreement.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the Funds, the Board noted that USBAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, sub-administrator, transfer agent, distributor, custodian and securities lending agent, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by USBAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the best interest of each Fund and its shareholders.

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Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF, since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997.	Retired; Vice President – Cargo – United Airlines, from July 2001 to July 2004; Vice President, North America – Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001.	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; Owner, Chairman and Chief Executive Officer, Excensus(TM) LLC, a strategic demographic planning and application development firm, since 2001.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

FIRST AMERICAN FUNDS Annual Report 2005

91

NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

Independent Directors - continued

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director †
Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF's Board since September 1997; Director of FAIF since August 1987.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-five portfolios	None

†  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

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92

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001.	Chief Executive Officer of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Chief Executive Officer of First American Asset Management from December 2000 to May 2001 and of Firstar Investment & Research Management Company ("FIRMCO") from February 2001 to May 2001; prior thereto Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray.

Mark S. Jordahl U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001.	Chief Investment Officer of U.S. Bancorp Asset Management, Inc., since September 2001; President and Chief Investment Officer, ING Investment Management – Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000.	Senior Vice President of U.S. Bancorp Asset Management, Inc., since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Charles D Gariboldi Jr. U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since October 2004.	Mutual Fund Treasurer, U.S. Bancorp Asset Management, Inc., since October 2004; prior thereto Vice President of investment accounting and Fund Treasurer for Thrivent Financial for Lutherans. .

Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAIF since September 2005.	Assistant Treasurer, U.S. Bancorp Asset Management, Inc., since September 2005; prior thereto, Director, Senior Project Manager, U.S. Bancorp Asset Management from May 2003. Prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since February 2005.	Chief Compliance Officer for First American Funds and U.S. Bancorp Asset Management, Inc., since February 2005. Prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004. Prior to that Vice President Charles Schwab & Co,. Inc.

Kathleen L. Prudhomme U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FAIF since December 2004; prior thereto, Assistant Secretary of FAIF since September 1998.	Deputy General Counsel, U.S. Bancorp Asset Management, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt 50 South Sixth Street, Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004; prior thereto, Secretary of FAIF since June 2002; Assistant Secretary of FAIF from September 1998 through June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

FIRST AMERICAN FUNDS Annual Report 2005

93

NOTICE TO SHAREHOLDERS September 30, 2005 (unaudited)

Officers - continued

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brett L. Agnew U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since December 2004	Attorney for U.S. Bancorp Asset Management, Inc. since August 2004; 2001-2004, Senior Counsel, Thrivent Financial for Lutherans; prior thereto, Consultant, Principal Financial Group.

James R. Arnold, 615 E. Michigan Street, Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; prior thereto, Senior Administration Services Manager, UMB Fund Services, Inc.

Douglas G. Hess, 615 E. Michigan Street, Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC.

*  Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui and Agnew, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of U.S. Bancorp Asset Management, Inc. which serves as investment adviser and administrator for FAIF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FAIF.

FIRST AMERICAN FUNDS Annual Report 2005

94

Board of Directors First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.

Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.

Retired; former Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.

Retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Investment Funds, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Investment Funds, Inc.

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Investment Funds, Inc.

Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.

Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended September 30, 2005. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

ADMINISTRATOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

220 South Sixth Street

Suite 1400

Minneapolis, Minnesota 55402

COUNSEL

Dorsey & Whitney LLP

50 South Sixth Street

Suite 1500

Minneapolis, Minnesota 55402

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0289-05  11/2005  AR-INCOME

Item 2—Code of Ethics

(a) The registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer.

(b) During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s Principal Executive Officer and Principal Financial Officer and that relate to any element of the code of ethics definition enumerated in this Item.

(c) During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its code of ethics.

(d) The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling
1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a) Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $608,819 in the fiscal year ended September 30, 2005 and $391,795 in the fiscal year ended September 30, 2004, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b) Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $13,759 in the fiscal year ended September 30, 2005 and $36,134 in the fiscal year ended September, 2004, including fees associated with the semi-annual review of fund disclosures.

(c) Tax Fees - E&Y billed the registrant fees of $105,382 in the fiscal year ended September 30, 2005 and $115,034 in the fiscal year ended September 30, 2004 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d) All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal year ended September 30, 2005 and the fiscal year ended September 30, 2004.

(e)(1) The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

• Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

• Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

• Meet quarterly with the partner of the independent audit firm

• Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

• Annual Fund financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

• Accounting consultations

• Fund merger support services

• Other accounting related matters

• Agreed Upon Procedure Reports

• Attestation Reports

• Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

• Tax compliance services related to the filing or amendment of the following:

• Federal, state and local income tax compliance, and

• Sales and use tax compliance

• Timely RIC qualification reviews

• Tax distribution analysis and planning

• Tax authority examination services

• Tax appeals support services

• Accounting methods studies

• Fund merger support services

• Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

• Management functions

• Accounting and bookkeeping services

• Internal audit services

• Financial information systems design and implementation

• Valuation services supporting the financial statements

• Actuarial services supporting the financial statements

• Executive recruitment

• Expert services (e.g., litigation support)

• Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) All of the services described in paragraphs (b) through (d) of this Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f) All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $144,841 in the fiscal year ended September 30, 2005 and $181,918 in the fiscal year ended September 30, 2004, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h) The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

Not applicable.

Item 6—Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.

Item 11—Controls and Procedures

(a)   The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)  Not applicable.  Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)  Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by
Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)  Not applicable.

(b) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by
Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Investment Funds, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: December 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: December 9, 2005

By:
/s/ Charles D. Gariboldi
Charles D. Gariboldi
Treasurer

Date: December 9, 2005